UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


 Investment Company Act file number                  811-01944
                                           --------------------------

                      Principal Variable Contracts Fund, Inc.
--------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

                711 High Street, Des Moines, IA 50392-2080
--------------------------------------------------------------------------
(Address of principal executive offices)        (Zip code)

       Princor Financial Services Corporation, Des Moines, IA 50392-2080
--------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 515-247-6783
                                                -------------------

Date of fiscal year end:           December 31, 2006
                                   ---------------------------

Date of reporting period:          December 31, 2006
                                   ---------------------------

ITEM 1 - REPORT TO STOCKHOLDERS

Prinicpal Variable Contracts
Annual Report
December 31, 2006



                                Table of Contents

                                                                                                   Page
Portfolio Manager Comments............................................................................2
Shareholder Expense Example..........................................................................36
Financial Statements and Highlights
   Statements of Assets and Liabilities..............................................................39
   ------------------------------------
   Statements of Operations..........................................................................50
   ------------------------
   Statements of Changes in Net Assets...............................................................61
   -----------------------------------
   Notes to Financial Statements.....................................................................77
   -----------------------------
   Schedules of Investments
      Asset Allocation Account.......................................................................89
      ------------------------
      Balanced Account..............................................................................104
      ----------------
      Bond Account..................................................................................127
      ------------
      Capital Value Account.........................................................................145
      ---------------------
      Diversified International Account.............................................................149
      ---------------------------------
      Equity Growth Account.........................................................................162
      ---------------------
      Equity Income Account.........................................................................164
      ---------------------
      Equity Value Account..........................................................................168
      --------------------
      Government & High Quality Bond Account........................................................171
      --------------------------------------
      Growth Account................................................................................176
      --------------
      International Emerging Markets Account........................................................178
      --------------------------------------
      International SmallCap Account................................................................182
      ------------------------------
      LargeCap Blend Account........................................................................191
      ----------------------
      LargeCap Growth Equity Account................................................................198
      ------------------------------
      LargeCap Stock Index Account..................................................................200
      LargeCap Value Account........................................................................210
      ----------------------
      MidCap Account................................................................................214
      --------------
      MidCap Growth Account.........................................................................217
      ---------------------
      MidCap Value Account..........................................................................221
      --------------------
      Money Market Account..........................................................................226
      --------------------
      Principal LifeTime 2010 Account...............................................................230
      -------------------------------
      Principal LifeTime 2020 Account...............................................................232
      -------------------------------
      Principal LifeTime 2030 Account...............................................................234
      -------------------------------
      Principal LifeTime 2040 Account...............................................................236
      -------------------------------
      Principal LifeTime 2050 Account...............................................................238
      -------------------------------
      Principal LifeTime Strategic Income Account...................................................240
      -------------------------------------------
      Real Estate Securities Account................................................................242
      ------------------------------
      Short-Term Bond Account.......................................................................244
      -----------------------
      SmallCap Account..............................................................................256
      ----------------
      SmallCap Growth Account.......................................................................262
      -----------------------
      SmallCap Value Account........................................................................268
      ----------------------
   Financial Highlights.............................................................................281
   --------------------
Report of Independent Registered Public Accounting Firm.............................................297
-------------------------------------------------------
Fund Directors and Officers.........................................................................298
---------------------------
Proxy Voting Policies...............................................................................301
---------------------
Schedules of Investments............................................................................301
------------------------
Board Consideration of and Continuation of Management Agreement and Sub-Advisory Agreements.........302
-------------------------------------------------------------------------------------------
Shareholder Meeting Results.........................................................................306


PORTFOLIO MANAGERS' COMMENTS


IMPORTANT INFORMATION

The following disclosure applies to Principal Variable Contracts Fund, Inc.:

Performance information may reflect historical or current expense waivers/reimbursements, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus or the financial highlights included later in this report.

For comparison to the Account, each line graph illustrates the growth of a hypothetical $10,000 that earns the average return of the Account's Morningstar category, as determined by Morningstar, Inc. The average return of the Morningstar category does not reflect sales charges but does reflect transaction costs and operating expenses of all mutual funds included in the category. Each line graph also illustrates performance of the Fund's benchmark or index. Each index is unmanaged and theoretical, and therefore the performance illustrated does not reflect sales charges, transaction costs or operating expenses.

The inception dates given in the tables for each Account are the dates on which shares were initially offered for sale.

Account shares are neither deposits nor obligations of any bank or other insured depository institution, nor are they endorsed or guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Accounts involves risks, including possible loss of the principal amount invested. The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost.

The commentaries on the following pages were supplied by the Accounts' Portfolio Managers, except where noted, and cover the Principal Variable Contracts Fund, Inc. fiscal year, which runs from January 1, 2006 through December 31, 2006.
 Because there is no standardized system for classifying securities, sector names may vary from one commentary to another. Furthermore, sector names and percentage allocations referenced in the commentaries may differ from those in the schedule of investments we have prepared for this report. In some cases, specific security holdings mentioned in the commentaries were liquidated during the reporting period and therefore do not appear in the schedule of investments which is prepared as of the end of the reporting period. For a listing of securities held at the end of the reporting period, please refer to the schedules of investments.


MARKET CONDITIONS

Global equity markets generated robust returns for the fourth consecutive year due to strong corporate earnings and high merger & acquisition activity. Foreign equity markets again topped US market returns due to favorable macroeconomic developments. Fixed income markets managed modest gains thanks to a long pause in the Federal Reserve's (Fed) tightening campaign. The Real Estate Investment Trust (REIT) market had a remarkable year, outpacing all major equity indices. Improving commercial real estate fundamentals and strong investor demand contributed to the strong performance. Value stocks significantly outpaced growth stocks during the period, although their advantage dwindled in the second half of the year. This value trend is reflected in the sector performance where traditional growth sectors such as healthcare and technology were laggards. Smaller cap stocks maintained a modest edge over larger cap stocks for the year.


One of the major drivers of the fixed income market was investors' perception of whether and when the Federal Reserve might start to lower interest rates. US Treasury yields rose towards the end of 2006 as confidence in near-term easing faded. The yield curve became slightly inverted this year, defined by ten-year bonds yielding slightly less than two year bonds. In this environment, government bonds lagged all other, led by Commercial Mortgage-Backed Securities
(CMBS). The high yield market outpaced all other US fixed income asset classes, supported by default rates at ten-year lows.

ASSET ALLOCATION ACCOUNT
GROWTH OF $10,000

        45% S&P 500 Index/                               Morgan Stanley Capital
       40% Lehman Brothers                             International EAFE (Europe,   Morningstar
     Aggregate Bond Index/    S&P 500  Lehman Brothers      Australia  and       Moderate Allocation         Asset
     15% MSCI EAFE Index-ND    Index  Aggregate Bond Index   Far East) Index       Category Average      Allocation Account
12/96   10                      10            10                10                   10                    10
12/97   11.881                  13.336        10.965            10.178               11.935                11.819
12/98   14.229                  17.147        11.918            12.214               13.509                12.904
12/99   16.057                  20.755        11.82             15.507               14.923                15.419
12/00   15.798                  18.864        13.195            13.31                15.18                 15.667
12/01   14.954                  16.623        14.309            10.434               14.453                15.053
12/02   13.646                  12.948        15.777            8.771                12.797                13.105
12/03   16.355                  16.663        16.424            12.156               15.364                15.937
12/04   17.932                  18.474        17.137            14.618               16.688                17.29
12/05   18.878                  19.381        17.553            16.597               17.571                18.291
12/06   21.287                  22.443        18.313            20.969               19.549                20.627


        Average Annual Total Returns
        as of December 31, 2006

        Inception                                       Life of
        Date                   1 Year  5 Year  10 Year Account
        6/1/1994                12.77%  6.50%   7.51%   8.60%

 Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO


SUB-ADVISOR:
Morgan Stanley Investment Management

PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
The portfolio's asset allocation mix consisting of an equity overweight and fixed income underweight added to results for the year. Within equities, the portfolio's exposure to Hong Kong was favorable, while an overweight in Japan and underweight in Singapore detracted from results. Hong Kong scaled to new heights, benefiting from China's high demand. While global stocks performed well, Japan was stagnant given concerns over economic growth and the Bank of Japan's bearish tone. Singapore's economy continued to flourish, growing 7.7% last year. The portfolio's overweight to emerging markets added strongly to returns, as gains in emerging market equities reflected investors improved risk appetite. Within US equities, sector selection did not add to results largely due to an overweight in Health Care and an underweight in Telecommunication Services. However, US stock selection was positive in the Energy, Technology and Consumer Discretionary sectors. European sector selection did not contribute to results given an underweight in Materials and an overweight in Telecom. Global bonds did not keep pace with stocks during the year. Within fixed income, the portfolio's overweights in the U.K. and Australia were not favorable. The portfolio's exposure to gold added to the relative return, as gold rose due to inflationary pressures and rising geopolitical tensions. Active currency selection had a positive impact on the portfolio's relative return largely due to an overweight in the Euro and Chinese Renminbi relative to the dollar.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The management team believes inefficiencies exist across global equities, fixed income, currencies and sectors that can be exploited to create value for its clients. The investment strategy seeks to identify and exploit mispricings between asset classes using a top-down approach. The approach differs from most traditional bottom-up strategies, which look for inefficiencies between individual securities. In the management team's experience, the best way to identify and exploit these anomalies by using a combination of quantitative and fundamental analysis.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

BALANCED ACCOUNT
GROWTH OF $10,000

   60% S&P 500 Index/
  40% Lehman Brothers Lehman Brothers              Morningstar
   Aggregate Bond       Aggregate    S&P 500   Moderate Allocation   Balanced
       Index            Bond Index    Index     Category Average     Account
12/96   10              10              10             10             10
12/97   12.361          10.965          13.336         11.935         11.793
12/98   14.954          11.918          17.147         13.509         13.198
12/99   16.745          11.82           20.755         14.923         13.515
12/00   16.604          13.195          18.864         15.18          13.533
12/01   15.98           14.309          16.623         14.453         12.591
12/02   14.39           15.777          12.948         12.797         10.932
12/03   17.048          16.424          16.663         15.364         12.989
12/04   18.466          17.137          18.474         16.688         14.294
12/05   19.206          17.553          19.381         17.571         15.265
12/06   21.357          18.313          22.443         19.549         17.011


        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date            1 Year  5 Year  10 Year Account
        12/18/1987      11.44%  6.20%    5.45%  8.59%

Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
Portfolio performance was enhanced by positive asset allocation within the equity component of the portfolio and positive stock selection. The overweighted position in equities was a positive as stocks outperformed bonds during the year. Domestic small-cap equity and international equity were both overweighted in the portfolio and provided return advantages versus core domestic equity. Positive security selection across most of the equity asset classes also contributed to the performance of the portfolio. The equity portion of the portfolio was positively impacted by overweighted positions in the better performing securities within sectors. Fixed income security selection was generally positive for the portfolio's overall performance.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio utilizes an asset allocation approach to the management and development of a diversified balanced account. The strategy incorporates a wide range of asset classes and investment styles with primary emphasis placed on equity versus fixed income allocation decisions. Secondary focus is then placed on growth versus value, large cap versus small cap, and domestic versus international equity exposure. Strategic or long-term asset class targets are determined with gradual adjustments to the mix to enhance risk-adjusted results over time. Any asset allocation adjustments fall within a predetermined range and do not deviate by more than 10% of the long-term asset class targets.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

BOND ACCOUNT
GROWTH OF $10,000

                                   Morningstar
          Lehman Brothers        Intermediate-Term Bond
         Aggregate Bond Index      Category Average        Bond Account
12/96          10                 10                            10
12/97          10.965             10.876                        11.06
12/98          11.918             11.683                        11.91
12/99          11.82              11.54                         11.602
12/00          13.195             12.631                        12.55
12/01          14.309             13.561                        13.569
12/02          15.777             14.63                         14.825
12/03          16.424             15.35                         15.505
12/04          17.137             15.935                        16.277
12/05          17.553             16.22                         16.684
12/06          18.313             16.888                        17.46

        Average Annual Total Returns
        as of December 31, 2006

        Inception                              Life of
        Date            1 Year  5 Year  10 Year Account
        12/18/1987      4.65%   5.17%   5.73%   7.53%

Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
Performance can be primarily attributed to the portfolio's duration and sector positioning in comparison to the index. Security selection, including synthetic alpha strategies, also contributed to outperformance. The portfolio moved to a longer duration at the end of July. This positioning was beneficial for performance as interest rates declined during the second half of the year. The portfolio also benefited from the declining yield difference between short- and long-term maturities by being underweighted in shorter maturity U.S. Treasury bonds that underperformed the longer maturity Treasuries. The portfolio benefited from an increased out-of-index allocation to High Yield Corporate bonds as this sector was the highest performer with an excess return of 8.43%. The portfolio was moved to an overweighted position in Investment-Grade Corporate bonds at the end of July, which positively impacted performance as this was one of the best performing sectors during the latter half of the year. Commercial Mortgage-Backed Securities (CMBS), which was a top performing sector during the year, positively contributed to the performance as the portfolio had an overweighted position. U.S. Treasuries underperformed the index during the period. The portfolio held an underweighted position to this sector for most of the year. Mortgage-Backed Securities (MBS) outperformed the index during the period; the portfolio was neutral to the index in MBS during the period. Asset-Backed Securties (ABS) performed in-line with the index and the portfolio held an overweighted position in the sector. U.S. Agencies underperformed the index; the portfolio was underweighted in U.S. Agencies.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio's investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the portfolio's process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield curve positioning and individual selection.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

CAPITAL VALUE ACCOUNT
GROWTH OF $10,000

                             Morningstar
        Russell 1000         Large Value
         Value Index      Category Average        Capital Value Account
12/96        10               10                           10
12/97        13.518           12.701                       12.853
12/98        15.631           14.365                       14.598
12/99        16.78            15.317                       13.972
12/00        17.958           16.155                       14.274
12/01        16.954           15.287                       13.125
12/02        14.323           12.395                       11.332
12/03        18.624           15.915                       14.221
12/04        21.695           17.97                        15.979
12/05        23.229           19.026                       17.066
12/06        28.397           22.485                       20.471


        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date            1 Year  5 Year  10 Year Account
        5/13/1970       19.95%  9.30%   7.43%   12.13%

Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
The portfolio benefited from strong stock selection in the Telecommunication Services, Materials and Financials sectors. Within the Telecommunication Services sector, BellSouth and Qwest Communications returned 79.9% and 48.1%, respectively. Within the Materials sector, Nucor Corp and Freeport-McMoRan Copper & Gold returned 146.1% and 58.7%, respectively. Additionally, the portfolio benefited from an underweighted position in Sprint Nextel, which returned -10.7% during the period. Within Materials, Nucor and Albemarie returned 70.7% and 89.8%, respectively. Within the Financials sector, the portfolio benefited from overweighted positions in Goldman Sachs Group, Bear Stearns, and Archstone-Smith Trust. The portfolio had poor stock selection in the Consumer Discretionary, Industrials, and Consumer Staples sectors. Within the Consumer Discretionary sector, overweighted positions in Time Warner and Circuit City detracted from the portfolio's relative return. Additionally, an underweighted position in Comcast hindered results. Within the Industrials sector, overweighted positions in USG Corp, Thomas & Betts, and Parker Hannifin detracted from relative performance. Within the Consumer Staples sector, overweighted positions in Archer Daniels Midland and Pilgrim's Pride hampered relative performance.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio's investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended portfolio risks are neutralized.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

DIVERSIFIED INTERNATIONAL ACCOUNT
GROWTH OF $10,000

                            Morningstar
        Russell 1000        Large Growth
        Growth Index      Category Average       Growth Account
12/96       10                 10                     10
12/97       13.049             12.5                   12.696
12/98       18.1               16.695                 15.408
12/99       24.102             23.326                 17.94
12/00       18.698             20.039                 16.119
12/01       14.88              15.304                 12.009
12/02       10.731             11.06                  8.518
12/03       13.923             14.218                 10.772
12/04       14.8               15.304                 11.782
12/05       15.578             16.292                 13.206
12/06       16.991             17.421                 14.516


        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date            1 Year  5 Year  10 Year Account
        5/2/1994        9.92%   3.87%   3.80%   6.28%

Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.


LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
The strongest contributor to the portfolio performance in 2006 was stock selection. Stock picking was strongest in Industrials and Financials. In Industrials, Vallourec (France capital goods) saw earnings expectations for 2006 rise by about 50% over the course of the year as strong demand from energy companies for its steel tubing improved its sales mix. In Financials, stock picking added the most value in Diversified Financials and Insurance. The London Stock Exchange (U.K. exchange) and Deutsche Bourse (German exchange) benefited from increased trading volumes in equities and derivatives and saw their valuations rise as the global exchange industry consolidates. Stock picking in Consumer Discretionary and Consumer Staples showed the weakest contributions. Auto and Auto Components stocks detracted from performance due to the lack of exposure to the mass market European auto makers that benefited from restructuring initiatives. Exposure was held in the Japanese auto-related companies who continue to gain market share globally. In Consumer Staples, Aeon Co. Ltd. (Japan retail) performed poorly due to a new equity issue in relation to an acquisition and poor sentiment about the outlook for Japanese retail stocks. Stock selection was positive across the three regions of Europe, Japan and non-Japan Asia.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio's investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended portfolio risks are neutralized.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

EQUITY GROWTH ACCOUNT
GROWTH OF $10,000

                             Morningstar
        Russell 1000         Large Growth
        Growth Index       Category Average       Equity Growth Account
12/96       10                  10                        10
12/97       13.049              12.5                      13.085
12/98       18.1                16.695                    15.565
12/99       24.102              23.326                    21.713
12/00       18.698              20.039                    19.17
12/01       14.88               15.304                    16.321
12/02       10.731              11.06                     11.797
12/03       13.923              14.218                    14.858
12/04       14.8                15.304                    16.244
12/05       15.578              16.292                    17.47
12/06       16.991              17.421                    18.555


        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date            1 Year  5 Year  10 Year Account
        6/1/1994        6.21%   2.60%   6.38%   10.51%

Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO


SUB-ADVISOR:
T. Rowe Price Associates, Inc.

PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
Stock selection was the primary reason behind the portfolio's performance in 2006. By a substantial margin, stock choices in the Information Technology sector contributed the most to underperformance. Six of the portfolio's ten biggest detractors from relative performance were technology stocks. Internet search engine Yahoo! and semiconductor companies Marvell Technology Group and Maxim Integrated Products were the weakest individual contributors.

Another notable area of relative weakness was the Health Care sector. The main detractors included health services provider UnitedHealth Group, which came under pressure after an investigation uncovered backdating of stock options at the company, and medical equipment companies Medtronic and St. Jude Medical.

On the positive side, the most significant performance contribution by far came from the Consumer Discretionary sector, which provided five of the portfolio's top ten relative performance contributors. Gaming companies were the top performers, led by casino operator Wynn Resorts and slot machine manufacturer International Game Technology. Other strong contributors included department store chain Kohl's, portable GPS device maker Garmin, and outdoor advertiser Lamar Advertising.

Energy stocks were among the weakest-performing sectors in the index, but the portfolio's energy holdings produced favorable returns. The portfolio's emphasis on energy equipment and services providers, such as Schlumberger and Transocean Sedco, boosted results as these companies benefited from increased drilling activity.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio maintains a consistent strategy of seeking high-quality growth companies with capable management, substantial free cash flow, and strong earnings growth that is sustainable over time. This approach may be beneficial or not in any short-term time period. For much of the past year, the market continued to ignore quality large growth companies, favoring higher-risk small caps and international stocks, and preferring the value sectors (Energy, Materials, Utilities, etc) that were benefiting most from high energy and commodity prices and strong economic earnings growth. Even when growth reasserted itself, the market was stingy in rewarding this strategy. For example, the portfolio has limited holdings in pharmaceuticals because, with patent protection expiring for major products across the industry, and pipelines of new drugs thin, their earnings growth potential is weak and perhaps unsustainable. Yet pharmaceuticals was a top-performing industry in the most recent quarter.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

EQUITY INCOME ACCOUNT
GROWTH OF $10,000

        Lehman Brothers                        Morningstar
        Aggregate Bond     Russell 1000      Moderate Allocation  Equity Income
            Index          Value Index        Category Average         Account
5/1/98      10               10                    10                   10
12/98       10.646           10.287                10.832               11.536
12/99       10.559           11.043                12.007               11.8
12/00       11.787           11.818                12.245               14.063
12/01       12.782           11.157                11.701               10.168
12/02       14.093           9.425                 10.341               8.886
12/03       14.671           12.255                12.419               10.115
12/04       15.308           14.276                13.49                11.895
12/05       15.68            15.285                14.204               12.926
12/06       16.359           18.686                15.803               15.679


        Average Annual Total Returns
        as of December 31, 2006

        Inception                       Life of
        Date            1 Year  5 Year  Account
        5/1/1998        21.30%  9.05%   5.32%

Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.


LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
Portfolio performance was driven by security selection and asset allocation decisions. The focus on higher dividend paying equity securities added value during the year as these stocks tended to outperform both in the domestic and international markets. The allocation to real estate was a positive during the year as this asset class outperformed the broad domestic stock market. Preferred securities provided diversification benefits during the year and lowered overall portfolio volatility while providing a good yield to the portfolio.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio seeks to provide a diversified group of investments with a strong emphasis on yield. The portfolio adjusts the asset classes and securities within the asset classes based on opportunities to enhance yield and total return.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

EQUITY VALUE ACCOUNT
GROWTH OF $10,000

                              Morningstar
        Russell 1000          Large Value
        Value Index         Category Average        Equity Value Account
8/30/04   10                    10                         10
12/04     11.209                10.615                     11.14
12/05     12.001                11.239                     11.561
12/06     14.671                13.282                     13.822


        Average Annual Total Returns
        as of December 31, 2006

        Inception
        Date            1 Year          Life of Account
        8/30/04         19.56%          14.85%


Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
American Century Investment Management, Inc.


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
For the calendar year, security selection modestly slowed relative performance.

Investments in the Health Care sector made the most significant contribution to performance against the benchmark during the fiscal year. The managers primarily focused their exposure on the Pharmaceutical industry. Some of these long-time holdings, including Abbott Laboratories and Pfizer, which have lagged in the past, were solid performers during the year. In addition, the managment team was selective in the Health Care and Services Industry, holding only two names, a judicious underweight that proved beneficial as this group came under pressure and Pharmaceutical stocks came to the market forefront.

The Energy sector represented another relative bright spot, results attributable to effective security selection. The management team primarily focused on large, integrated oil companies such as Chevron Corp., a strategy that worked well during the period.

On the downside, selection in the Consumer Discretionary sector turned out to be a liability. That was particularly true in the Media industry, where a number of names performed well but did not meet the valuation criteria. Consequently, the portfolio missed some of that performance. Unfavorable selection among Multiline Retail firms also generated drag.

The top-detracting stock for the year was mortgage lender Freddie Mac. For much of the period, the stock struggled as delays in implementing new accounting systems raised regulatory scrutiny.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio management team seeks large, well-established businesses that are selling at a discount to fair market value. To find them, the team puts portfolio candidates through a rigorous series of price-oriented quantitative screens combined with discerning fundamental research. Once they find worthy candidates, the team effectively exploits the valuation cycles of these larger firms, buying when they are undervalued, holding them through fair market value and selling once they become fully valued.

Along the way, the team will employ strict measures to control risk. The portfolio will contain only 70 - 100 stocks, and the team will maintain sector allocations that are one-half to two times that of the benchmark. In addition, no single position will be greater than 5% of the portfolio at the time of purchase. Following these measures during portfolio construction helps provide solid, risk-adjusted performance.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

GOVERNMENT & HIGH QUALITY BOND ACCOUNT
GROWTH OF $10,000

        Lehman Brothers            Morningstar
      Government/Mortgage      Intermediate Government      Government & High
             Index                Category Average         Quality Bond Account
12/96        10                       10                           10
12/97        10.954                   10.845                       11.039
12/98        11.909                   11.653                       11.952
12/99        11.845                   11.485                       11.917
12/00        13.301                   12.721                       13.276
12/01        14.327                   13.591                       14.286
12/02        15.768                   14.824                       15.543
12/03        16.198                   15.143                       15.829
12/04        16.859                   15.656                       16.393
12/05        17.302                   15.953                       16.722
12/06        18.051                   16.5                         17.429


        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date            1 Year  5 Year  10 Year Account
        4/9/1987        4.23%   4.06%   5.71%   7.14%


Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
Treasury interest rates fell and the interest rate curve steepened, as two-year rates rose 0.41% and 30-year rates rose 0.27%. The portfolio was, on balance, short duration during the year, causing it to perform better than the index. Commercial Mortgage-Backed Securities (CMBS), Mortgage-Backed Securities (MBS) and Agencies all performed better than equal duration Treasuries. The portfolio benefited from its higher than index allocation to these sectors and underweighting to Treasuries. Holding a lower percentage of Government National Mortgage Association (GNMA) MBS than the index benefited the portfolio, as GNMAs performed worse than their Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) counterparts. Lower coupon MBS performed better than higher coupon MBS, both on an absolute and excess return versus Treasuries basis. This detracted from performance, as the portfolio held higher coupons than the index, on average. The portfolio held 12% of assets in AAA CMBS. These outperformed both equal duration Treasuries and Agencies, contributing to positive performance versus the index. The portfolio also held 6% of its assets in adjustable rate mortgages. These carry a fixed interest rate for a set number of years (five, seven or 10 years) with a rate reset each year thereafter. For the year, these securities performed marginally better than 15-year fixed rate agency MBS, for which they substitute.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio's investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the portfolio's process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield curve positioning and individual selection.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

GROWTH ACCOUNT
GROWTH OF $10,000

        Russell 1000        Morningstar Large        Growth Account
        Growth Index     Growth Category Average
12/96        10                   10                       10
12/97        13.049               12.5                     12.696
12/98        18.1                 16.695                   15.408
12/99        24.102               23.326                   17.94
12/00        18.698               20.039                   16.119
12/01        14.88                15.304                   12.009
12/02        10.731               11.06                    8.518
12/03        13.923               14.218                   10.772
12/04        14.8                 15.304                   11.782
12/05        15.578               16.292                   13.206
12/06        16.991               17.421                   14.516




        Average Annual Total Returns
        as of December 31, 2006

        Inception                                       Life of
        Date                    1 Year  5 Year  10 Year Account
        5/2/1994                9.92%   3.87%   3.80%   6.28%

Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO

SUB-ADVISOR:
Columbus Circle Investors


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
The biggest contributor to the portfolio's performance in 2006 was Goldman Sachs. The shares were up 57%, driven by the strong market for mergers and acquisitions and the revival of the Initial Public Offering (IPO) market. Similarly, Morgan Stanley benefited from the same trend, rising 46% for the year.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio's investment strategies are based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. This discipline is referred to as positive momentum and positive surprise. Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, the portfolio management team selects companies that meet the criteria of positive momentum and positive surprise.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

INTERNATIONAL EMERGING MARKETS ACCOUNT
GROWTH OF $10,000

      Morgan Stanley           Morningstar
    Capital International    Diversified Emerging          International
EMF (Emerging Markets Free)   Markets Category           Emerging Markets
        Index                     Average                    Account
10/24/00  10                        10                           10
12/00     8.668                     9.33                         9.386
12/01     8.452                     8.982                        8.988
12/02     7.945                     8.452                        8.302
12/03     12.416                    13.126                       13.051
12/04     15.588                    16.243                       16.299
12/05     20.972                    21.382                       21.888
12/06     27.807                    28.305                       30.275


        Average Annual Total Returns
        as of December 31, 2006

        Inception                       Life of
        Date            1 Year  5 Year  Account
        10/24/2000      38.32%  27.49%  19.61%

Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
Asset allocation and stock selection were the strongest contributors to performance in 2006. Stock selection was particularly strong in the Financials, Industrials and Materials sectors. Top performing stocks include Porto Seguro, TAM SA, and Norilsk Nickel. The Utility sector detracted from performance due to the portfolio's position in Korea Electric Power Corporation. The portfolio benefited from an overweight allocation relative to the benchmark in Russia during the year. Stock selection in Brazil, China and Taiwan also contributed to the portfolio's performance. The portfolio's holdings in South Africa, South Korea and Poland detracted form performance.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio's investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended portfolio risks are neutralized.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

INTERNATIONAL SMALLCAP ACCOUNT

GROWTH OF $10,000


        Citigroup               Morningstar Foreign
     Extended Market Index       Small/Mid Growth       International
      (EMI) World ex-US           Category Average     SmallCap Account
5/1/98      10                           10                 10
12/98       9.496                        9.542              8.963
12/99       11.729                       17.6               17.371
12/00       10.517                       14.884             15.373
12/01       8.867                        11.226             12.014
12/02       8.221                        9.452              10.068
12/03       12.638                       14.563             15.52
12/04       16.273                       18.054             20.207
12/05       19.869                       22.53              26.091
12/06       24.318                       28.552             34.017

        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/1/1998                30.38%  23.14%  15.17%

Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
The portfolio added value through stock selection in nearly every sector during the year. Industrials, Consumer Discretionary and Materials were the highest contributing sectors while Information Technology and Health Care were the lone detractors from performance. Regionally, Europe was the largest contributor to performance for the year due to stock selection while Japan was the sole detractor from performance. Vallourec, a French steel tube maker, was the biggest contributor to performance over the 12-month period as the company has benefited from its exposure to the Energy sector. UFJ NICOS, a Japanese consumer finance company, was the biggest detractor from performance as the company incurred some unexpected costs in its credit card business.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio's investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended portfolio risks are neutralized.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

LARGECAP BLEND ACCOUNT
GROWTH OF $10,000

      S&P 500     Morningstar Large Blend
        Index       Category Average        LargeCap Blend Account
5/1/02  10                10                      10
12/02   8.269             8.215                   8.453
12/03   10.641            10.41                   10.461
12/04   11.798            11.447                  11.545
12/05   12.377            12.108                  12.092
12/06   14.333            13.82                   13.993


        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date                    1 Year          Account
        5/1/2002                15.72%          7.46%

Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
T. Rowe Price Associates, Inc.


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
Looking at performance for the 12-month period, stock selection added to relative performance in Information Technology, particularly in the Internet Software and Services, Software, and Communications Equipment industries. Key contributors in the Information Technology space were Apple, eBay, and McAfee, among others. Apple continued to benefit from the strength of its iPod franchise and strong Macintosh sales. The portfolio's relative performance was helped by not owning e-commerce company eBay, which is running into hurdles maintaining its rapid growth rates. McAfee was an out-of-benchmark play that was selling at an attractive valuation while offering a strong growth outlook.

Utilities was another sector where stock selection helped relative returns, as the positioning in independent power producers and energy traders aided performance. In particular, an underweight in TXU, a manager of regulated and competitive energy business, helped as the company didn't perform well relative to peers. The firm struggled with senior management turnover, as well as political and environmental opposition regarding its plans to build additional coal units.

In Health Care, an overweight in managed care providers aided relative performance, led by CIGNA. CIGNA performed well after finally gaining traction on a multi-year turnaround strategy. The firm reported strong earnings for the year, gave positive enrollment guidance for 2007, and has bought back almost 20% of its outstanding stock.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio construction process isolates our stock selection skill by neutralizing most other sources of risk versus the S&P 500 Index. As a result, broad market conditions have minimal impact on the portfolio's performance compared to the benchmark.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

LARGECAP GROWTH EQUITY ACCOUNT
GROWTH OF $10,000



       Russell 1000     Morningstar Large Growth    LargeCap Growth
        Growth Index        Category Average         Equity Account
10/24/00     10                    10                       10
12/00        8.275                 8.789                    7.78
12/01        6.585                 6.712                    5.44
12/02        4.749                 4.851                    3.63
12/03        6.162                 6.236                    4.47
12/04        6.55                  6.712                    4.611
12/05        6.895                 7.145                    4.778
12/06        7.52                  7.641                    4.908


        Average Annual Total Returns
        as of December 31, 2006

        Inception                       Life of
        Date            1 Year  5 Year  Account
        10/24/2000      2.73%   -2.03%  -10.86%

Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO


SUB-ADVISOR:
T. Rowe Price Associates, Inc.

PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
The portfolio had a very difficult year in 2006. Very poor stock selection was the primary contributor, particularly in the Consumer Discretionary and Information Technology sectors. Grantham Mayo, Van Otterloo & Co. LLC ("GMO") was removed from the portfolio and replaced by T Rowe Price in September 2006. Most of the under-performance during the year is attributed to GMO.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio maintains a consistent strategy of seeking high-quality growth companies with capable management, substantial free cash flow, and strong earnings growth that is sustainable over time. This approach may be beneficial or not in any short-term time period. For much of the past year, the market continued to ignore quality large growth companies, favoring higher-risk small caps and international stocks, and preferring the value sectors (energy, materials, utilities, etc) that were benefiting most from high energy and commodity prices and strong economic earnings growth. Even when growth reasserted itself, the market was stingy in rewarding this strategy. For example, the portfolio has limited holdings in pharmaceuticals because, with patent protection expiring for major products across the industry, and pipelines of new drugs thin, their earnings growth potential is weak and perhaps unsustainable. Yet pharmaceuticals was a top-performing industry in the most recent quarter.

Prior to September 2006 this portfolio was sub advised by GMO.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
This portfolio was placed on the Watch List effective June 30, 2006 for having a quantitative grade of "Less Favorable" three out of four consecutive quarters. It was also announced that an in-depth review would be conducted. Upon completion of this review the board decided to remove GMO as sub advisor and replace them with T Rowe Price.

LARGECAP STOCK INDEX ACCOUNT
GROWTH OF $10,000

      S&P 500    Morningstar Large Blend     LargeCap Stock
        Index       Category Average          Index Account
5/3/99  10                10                      10
12/99   10.94             11.153                  10.893
12/00   9.943             10.376                  9.84
12/01   8.762             8.957                   8.649
12/02   6.825             6.985                   6.708
12/03   8.783             8.851                   8.608
12/04   9.738             9.733                   9.502
12/05   10.216            10.295                  9.927
12/06   11.83             11.752                  11.473



        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/3/1999                15.57%  5.81%   1.81%

 Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
The portfolio uses an indexing strategy and does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of negative stock market performance. All 10 of the economic sectors in the index posted positive returns for the trailing 12 months with the Telecommunication Services and Energy sectors providing the highest returns. The Information Technology and Health Care sectors recorded the lowest positive returns during the past year.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio employs a passive investment approach.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

LARGECAP VALUE ACCOUNT
GROWTH OF $10,000


        Russell 1000    Morningstar Large Value    LargeCap Value
         Value Index         Category Average         Account
5/1/02       10                     10                    10
12/02        8.404                  8.222                 8.576
12/03        10.928                 10.557                10.982
12/04        12.73                  11.92                 12.42
12/05        13.63                  12.621                13.096
12/06        16.663                 14.915                15.918


        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date                    1 Year          Account
        5/1/2002                21.55%          10.47%

 Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
AllianceBernstein, L.P.


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
Performance was helped by a move this year to reduce exposure to the energy stocks most sensitive to oil prices. Consumer growth holdings, particularly media companies CBS and Comcast, also added to performance. Additionally, an underweight to the financial and housing-related sectors contributed to relative returns.

Somewhat mitigating these returns was stock selection in the Industrial Resources and Technology sectors. In Technology, positions in Intel and ADC Telecommunications, which were eliminated during the year, detracted. In the Industrial Resources sector, paper holdings, Owens-Illinois and Smurfit, detracted.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
Within the US equity market, valuation spreads between the most attractively priced and the most expensive stocks are unusually compressed, and the value opportunity remains below average. A central tenet underpinning the investment process is to keep portfolio risk proportional to the value opportunity; hence, tracking error versus the broad market and the Russell 1000 Value index remains low. The portfolio management team continues to rely on bottom-up fundamental research to uncover the attractive value opportunities that exist among individual stocks.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

MIDCAP ACCOUNT
GROWTH OF $10,000

          Russell   Morningstar Mid-Cap Blend
        Midcap Index     Category Average      MidCap Account
12/96          10              10                 10
12/97          12.901          12.645             12.275
12/98          14.203          13.501             12.728
12/99          16.792          16.026             14.388
12/00          18.177          16.566             16.487
12/01          17.154          15.744             15.875
12/02          14.377          13.055             14.486
12/03          20.139          17.81              19.239
12/04          24.213          20.66              22.656
12/05          27.276          22.563             24.743
12/06          31.438          25.704             28.264


        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date            1 Year  5 Year  10 Year Account
        12/18/1987      14.23%  12.23%  10.95%  14.12%


Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
The portfolio had a disappointing year in the Energy sector. BJ Services, a leader in the pressure pumping business, detracted from performance over concerns of increasing capacity in the industry. Encore Acquisition also underperformed for the year. Encore is an energy producer with a production profile that is skewed toward oil. The disappointment was due to cost pressures that hurt the company. The portfolio performed well in the Consumer Discretionary sector as the portfolio benefited from several top performers in this sector. CarMax had a breakout year as its retail concept gained momentum and sales accelerated. International Game Technology, a worldwide leader in computer gaming systems, performed well as it entered new markets and prepared for the launch of its new server-based gaming concept. TJX, a leading off-price retailer, benefited as the company persevered through a tough retail environment and delivered solid results.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio strategy includes superior stock selection combined with disciplined risk management as the key to consistent outperformance. Superior stock selection is achieved through systematic evaluation of company fundamentals to produce in-depth original research. By focusing on fundamental research, four critical drivers of stock selection are emphasized: 1) Sustainable competitive advantages, 2) market dominance in niche industries, 3) ability to generate high returns on invested capital consistently, 4) attractive valuation.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

MIDCAP GROWTH ACCOUNT
GROWTH OF $10,000


        Russell Midcap   Morningstar MidCap Growth
        Growth Index         Category Average          MidCap Growth Account
5/1/98      10                  10                            10
12/98       10.328              10.258                        9.66
12/99       15.625              16.813                        10.691
12/00       13.791              15.653                        11.557
12/01       11.011              12.322                        9.602
12/02       7.994               8.93                          7.08
12/03       11.409              12.153                        9.953
12/04       13.175              13.724                        11.129
12/05       14.769              15.056                        12.656
12/06       16.343              16.411                        13.877

        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/1/1998                9.65%   7.64%   3.85%

Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
Mellon Equity Associates


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFROMANCE DURING THE LAST 12
MONTHS:
For the year, the portfolio benefited from strong selection among Consumer Cyclical and Health Care related companies. Consumer related holdings such as International Game Technology and Harley-Davidson contributed positively to performance. International Game Technology provides gaming equipment to the casino industry, and has benefited from the continuing growth in gambling as an ever-growing number of governmental jurisdictions allow legalized gaming. Harley-Davidson has continued to grow sales and earnings by innovative product design that appeals to an ever aging, but very affluent, baby boomer generation. Within the Health Care sector, there was a positive impact upon the portfolio among holdings in the Medical/Diagnostic Testing industry. The portfolio also benefited from exposure to materials-based companies in the steel and copper industries. Both of these products experienced strong pricing trends for most of the year, and this was reflected in the underlying stock prices of companies within these industries. As for disappointments in 2006, stock selection among industrial based companies did not meet expectations. The portfolio experienced disappointing results among both freight companies and construction related holdings. Both of these sectors are economically sensitive, and during 2006 investors appeared to be expecting an economic slowdown as both sectors were under pressure. The portfolio was not overweighted to either sector, but instead individual stocks in sectors such as Freight Forwarding and Construction Aggregates did not meet initial expectations.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio will retain its diverse economic sector approach to portfolio construction relative to the benchmark, resulting in economic sector exposures that are roughly in line with the benchmark. The portfolio will also stay fully invested at all times, with cash balances at less than 5% and being held purely for transactional purposes. The portfolio management team will also continue to use the quantitatively based model to guide stock selections to companies that offer good growth prospects at a reasonable valuation, along with clear visibility for their future prospects - firms that should be successful in an any economic environment.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

MIDCAP VALUE ACCOUNT
GROWTH OF $10,000

        Russell Midcap   Morningstar MidCap Value   MidCap Value
        Value Index         Category Average          Account
5/3/99      10                    10                    10
12/99       9.232                 10.023                11.024
12/00       11.003                11.709                14.445
12/01       11.26                 12.458                14.072
12/02       10.173                10.85                 12.67
12/03       14.045                14.58                 17.293
12/04       17.374                17.19                 21.213
12/05       19.57                 18.637                23.451
12/06       23.527                21.597                26.563


        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/3/1999                13.27%  13.55%  13.60%


Note: Past performance is not predictive of future performance.


Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISORS:
Neuberger Berman Management, Inc.
Jacobs Levy Equity Management, Inc.


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
Despite a strong fourth quarter, 2006 was a difficult year for this portfolio. A significant overweight to Homebuilders detracted from performance, as did an overweight to Energy. The three largest detractors from performance during the year were overweights to Centex Corp, KB Home, and Hovnanian Enterprise. All three of these companies are Homebuilders. Despite an overweight to Energy detracting from performance, an Energy holding, Joy Global Inc was one of the strongest individual contributors during the year. Jacobs Levy was added to the portfolio in June 2006, so Neuberger Berman was primarily responsible for the portfolio's performance this year.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
Neuberger Berman is responsible for approximately 45% of the overall portfolio assets. They search the universe of mid-cap stocks for quality companies that they believe are inefficiently priced, either as a result of investor misperception or lack of interest in a particular industry group. Neuberger Berman has had an overweight to Homebuilders and Energy throughout the year and this has detracted from relative performance.

Jacobs Levy is responsible for approximately 55% of the overall portfolio assets. They believe the market is permeated with inefficiencies that are substantial enough in number and effect to offer opportunities for profitable active investment. They use intensive statistical modeling of a wide range of stocks and a variety of proprietary factors to detect and exploit these opportunities. They use a quantitative approach to build a diversified portfolio of mid cap stocks. During the fourth quarter, stock selection was fairly strong for Jacobs Levy.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
The portfolio's long-term record of strong performance led to a significant increase in assets under management. As a result, Jacobs Levy was added as a second sub-advisor in June 2006.

PRINCIPAL LIFETIME 2010 ACCOUNT
GROWTH OF $10,000



        40% S&P 500                                  Morningstar       Morningstar
      Index/60% Lehman          Lehman Brothers     Conservative        Target Date       Principal
     Brothers Aggregate S&P 500 Aggregate Bond   Allocation Category    2000-2014      LifeTime 2010
          Bond Index     index      Index           Average          Category Average     Account
8/30/04       10          10          10                10               10              10
12/04         10.486      11.041      10.123            10.359           10.544          10.931
12/05         10.855      11.583      10.369            10.675           10.947          11.554
12/06         11.822      13.413      10.818            11.548           11.888          12.975


        Average Annual Total Returns
        as of December 31, 2006

        Inception
        Date            1 Year          Life of Account
        8/30/2004       12.30%          11.79%

Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
The portfolio enjoyed very strong returns for 2006 as a whole. Each of the underlying accounts in the portfolio had positive returns. Equities led the way for the portfolio in 2006 due to a market that favored equity investments. Still, the fixed income portion of the portfolio added materially to returns. The Bond Account (sub advised by Principal Global Investors) turned in yet another successful year.

The portfolio's non-US equity exposure was very beneficial in 2006 as returns to non-US equities again were greater than to US equities. The Real Estate Securities Account (sub advised by Principal Global Investors) was a stand-out performer throughout the year and contributed over-proportionately to portfolio returns. Within US equities, the strongest part of the US equity market was large-cap value stocks. The three accounts in this category each returned near or over 20% for the year. The SmallCap Account (sub advised by Principal Global Investors) also had strong returns.

The LargeCap Growth Equity Account sub advised by GMO had not met the portfolio management team's performance expectations over the past several years. GMO was replaced as sub advisor on the account by T. Rowe Price in the second half of the year.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio is well-diversified by asset class and underlying account. The portfolio's broad exposure to asset classes was a positive for performance both in the fourth quarter and 2006 as a whole. The portfolios' holdings in non-US equities and real estate also materially added to total returns.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
Several enhancements to this portfolio's asset allocation and manager selection were implemented beginning in October 2006. A combination of new cash flows and selected transfers are being used to bring the portfolio to the new targets by the end of March 2007.

The target equity weight for this account has been increased. Within the equity portion of the account significant changes are also taking place in the mix of asset classes and underlying manager weights. As part of this change the equity portion of the portfolio will have an increased exposure to non-US equities. The real estate exposure has been reduced. The portfolio management team has adjusted the line-up of US equity accounts in the portfolio and, in some cases, their target weights.

PRINCIPAL LIFETIME 2020 ACCOUNT
GROWTH OF $10,000

        50% S&P 500
       Index/50% Lehman               Lehman Brothers      Morningstar            Morningstar            Principal
      Brothers Aggregate   S&P 500     Aggregate Bond  Moderate Allocation   Target Date 2015-2029     LifeTime 2020
          Bond Index        Index         Index          Category Average        Category Average         Account
8/30/04      10               10            10                 10                    10                      10
12/04        10.578           11.041        10.123             10.577                10.885                  11.062
12/05        10.977           11.583        10.369             11.137                11.547                  11.811
12/06        12.08            13.413        10.818             12.391                12.984                  13.602


        Average Annual Total Returns
        as of December 31, 2006

        Inception
        Date            1 Year          Life of Account
        8/30/2004       15.16%          14.07%

Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.


LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
The portfolio enjoyed very strong returns for 2006 as a whole. Each of the underlying accounts in the portfolio had positive returns. Equities led the way for the portfolio in 2006 due to their high overall weight and a market that favored equity investments. Still, the fixed income portion of the portfolio added materially to returns. The Bond Account (sub advised by Principal Global Investors) turned in yet another successful year.

The portfolio's non-US equity exposure was very beneficial in 2006 as returns to non-US equities again were greater than to US equities. The Real Estate Securities Account (sub advised by Principal Global Investors) was a stand-out performer throughout the year and contributed over-proportionately to portfolio returns. Within US equities, the strongest part of the US equity market was large-cap value stocks. The three accounts in this category each returned near or over 20% for the year. The SmallCap Value Account (sub advised by JP Morgan/Mellon Equity) also had strong returns.

The LargeCap Growth Equity Account sub advised by GMO had not met the portfolio management team's performance expectations over the past several years. GMO was replaced as sub advisor on the account by T. Rowe Price in the second half of the year.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio is well-diversified by asset class and underlying account. The portfolio's broad exposure to asset classes was a positive for performance both in the fourth quarter and 2006 as a whole. The portfolios' holdings in non-US equities and real estate also materially added to total returns.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
Several enhancements to this portfolio's asset allocation and manager selection were implemented beginning in October 2006. A combination of new cash flows and selected transfers are being used to bring the portfolio to the new targets by the end of March 2007.

The target equity weight for this account is being increased modestly. More significant changes are taking place in the mix of asset classes and underlying manager weights. As part of this change the equity portion of the portfolio will have an increased exposure to non-US equities. The real estate exposure has been reduced. The portfolio management team has adjusted the line-up of US equity accounts in the portfolio and, in some cases, their target weights.

PRINCIPAL LIFETIME 2030 ACCOUNT
GROWTH OF $10,000

       60% S&P 500
    Index/ 40% Lehman                Lehman Brothers          Morningstar           Morningstar
     Brothers Aggregate  S&P 500     Aggregate Bond       Moderate Allocation     Target Date 2030+         Principal LifeTime
         Bond Index        Index         Index                Category Average     Category Average           2030 Account
8/30/04      10            10               10                    10                    10                        10
12/04        10.67         11.041           10.123                10.577                11.138                    11.06
12/05        11.098        11.583           10.369                11.137                11.976                    11.808
12/06        12.341        13.413           10.818                12.391                13.7                      13.559


        Average Annual Total Returns
        as of December 31, 2006

        Inception
        Date            1 Year          Life of Account
        8/30/2004       14.83%          13.91%

 Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
The portfolio enjoyed very strong returns for 2006 as a whole. Each of the underlying accounts in the portfolio had positive returns. Equities led the way for the portfolio in 2006 due to their high overall weight and a market that favored equity investments. Still, the fixed income portion of the portfolio added modestly to returns. The Bond Account (sub advised by Principal Global Investors) turned in yet another successful year.

The portfolio's non-US equity exposure was very beneficial in 2006 as returns to non-US equities again were greater than to US equities. The Real Estate Securities Account (sub advised by principal Global Investors) was a stand-out performer throughout the year and contributed over-proportionately to portfolio returns. Within US equities, the strongest part of the US equity market was large-cap value. The three accounts in this category each returned near or over 20% for the year. The SmallCap Value Account (sub advised by JP Morgan/Mellon Equity) also had a strong contribution.

The LargeCap Growth Equity Account sub advised by GMO had not met the portfolio management team's performance expectations over the past several years. GMO was replaced as sub advisor on the account by T. Rowe Price in the second half of the year.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio is well-diversified by asset class and underlying account. The portfolio's broad exposure to asset classes was a positive for performance both in the fourth quarter and 2006 as a whole. The portfolios' holdings in non-US equities and real estate also materially added to total returns.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
Several enhancements to this portfolio's asset allocation and manager selection were implemented beginning in October 2006. A combination of new cash flows and selected transfers are being used to bring the portfolio to the new targets by the end of March 2007.

The target weight for equities within the account has been modestly raised. In addition, within the equity portion of the account significant changes are taking place in the mix of asset classes and underlying manager weights. As part of this change the equity portion of the portfolio will have an increased exposure to non-US equities. The real estate exposure has been reduced. The portfolio management team has adjusted the line-up of US equity accounts in the portfolio and, in some cases, their target weights.

PRINCIPAL LIFETIME 2040 ACCOUNT
GROWTH OF $10,000

      70% S&P 500
    Index/ 30% Lehman              Lehman Brothers        Morningstar                Morningstar          Principal
    Brothers Aggregate  S&P 500    Aggregate Bond      Moderate Allocation        Target Date 2030+     LifeTime 2040
        Bond Index        Index       Index               Category Average         Category Average        Account
8/30/04     10             10           10                 10                         10                      10
12/04       10.762         11.041       10.123             10.577                     11.138                  11.178
12/05       11.219         11.583       10.369             11.137                     11.976                  11.991
12/06       12.605         13.413       10.818             12.391                     13.7                    13.805


        Average Annual Total Returns
        as of December 31, 2006

        Inception
        Date            1 Year          Life of Account
        8/30/2004       15.13%          14.80%

 Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.


LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
The portfolio enjoyed very strong returns for 2006 as a whole. Each of the underlying accounts in the portfolio had positive returns. Equities led the way for the portfolio in 2006 due to their high overall weight and a market that favored equity investments. Still, the fixed income portion of the portfolio added modestly to returns. The Bond Account (sub advised by Principal Global Investors) turned in yet another successful year.

The portfolio's non-US equity exposure was very beneficial in 2006 as returns to non-US equities again were greater than to US equities. The Real Estate Securities Account (sub advised by Principal Global Investors) was a stand-out performer throughout the year and contributed over-proportionately to portfolio returns. Within US equities, the strongest part of the US equity market was large-cap value. The three accounts in this category each returned near or over 20% for the year. The SmallCap Value Account (sub advised by JP Morgan/Mellon Equity) also had a strong contribution.

The LargeCap Growth Equity Account sub advised by GMO had not met the portfolio management team's performance expectations over the past several years. GMO was replaced as sub advisor on the account by T. Rowe Price in the second half of the year.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio is well-diversified by asset class and underlying fund. The portfolio's broad exposure to asset classes was a positive for performance both in the fourth quarter and 2006 as a whole. The portfolios' holdings in non-US equities and real estate also materially added to total returns.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
Several enhancements to this portfolio's asset allocation and manager selection were implemented beginning in October 2006. A combination of new cash flows and selected transfers are being used to bring the portfolio to the new targets by the end of March 2007.

The target weight for equities within the account has been modestly raised. In addition, within the equity portion of the account significant changes are taking place in the mix of asset classes and underlying manager weights. As part of this change the equity portion of the portfolio will have an increased exposure to non-US equities. The real estate exposure has been reduced. The portfolio management team has adjusted the line-up of US equity accounts in the portfolio and, in some cases, their target weights.

PRINCIPAL LIFETIME 2050 ACCOUNT
GROWTH OF $10,000



80% S&P 500
     Index/ 20% Lehman                Lehman Brothers     Morningstar       Morningstar
     Brothers Aggregate   S&P 500     Aggregate Bond      Large Blend      Target Date 2030+       Principal LifeTime
         Bond Index         Index        Index          Category Average    Category Average         2050 Account
8/30/04     10               10             10                10                10                       10
12/04       10.855           11.041         10.123            10.696            11.138                   11.174
12/05       11.341           11.583         10.369            11.314            11.976                   12.019
12/06       12.872           13.413         10.818            12.914            13.7                     13.881


        Average Annual Total Returns
        as of December 31, 2006

        Inception
        Date            1 Year          Life of Account
        8/30/2004       15.49%          15.06%


Note: Past performance is not predictive of future performance.


Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
The portfolio enjoyed very strong returns for 2006 as a whole. Each of the underlying accounts in the portfolio had positive returns. Equities led the way for the portfolio in 2006 due to their high overall weight and a market that favored equity investments. Still, the fixed income portion of the portfolio added modestly to returns. The Bond Account (sub advised by Principal Global Investors) turned in yet another successful year.

The portfolio's non-US equity exposure was very beneficial in 2006 as returns to non-US equities again were greater than to US equities. The Real Estate Securities Account (sub advised by Principal Global Investors) was a stand-out performer throughout the year and contributed over-proportionately to portfolio returns. Within US equities, the strongest part of the US equity market was large-cap value. The three accounts in this category each returned near or over 20% for the year. The SmallCap Value Account (sub advised by JP Morgan/Mellon Equity) also had a strong contribution.

The LargeCap Growth Equity Account sub advised by GMO had not met the portfolio management team's performance expectations over the past several years. GMO was replaced as sub advisor on the account by T. Rowe Price in the second half of the year.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio is well-diversified by asset class and underlying fund. The portfolio's broad exposure to asset classes was a positive for performance both in the fourth quarter and 2006 as a whole. The portfolios' holdings in non-US equities and real estate also materially added to total returns.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
Several enhancements to this portfolio's asset allocation and manager selection were implemented beginning in October 2006. A combination of new cash flows and selected transfers are being used to bring the portfolio to the new targets by the end of March 2007.

Our target weight for equities within the account has not been significantly changed. But within the equity portion of the account significant changes are taking place in the mix of asset classes and underlying manager weights. As part of this change the equity portion of the portfolio will have an increased exposure to non-US equities. The real estate exposure has been reduced. The portfolio management team has adjusted the line-up of US equity accounts in the portfolio and, in some cases, their target weights.

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
GROWTH OF $10,000

         20% S&P 500
       Index/ 80% Lehman              Lehman Brothers           Morningstar                Morningstar       Principal LifeTime
       Brothers Aggregate   S&P 500    Aggregate Bond     Conservative Allocation    Target Date 2000-2014     Strategic Income
          Bond Index         Index         Index             Category Average        Category Average             Account
8/30/04        10             10                10                   10                   10                     10
12/04          10.304         11.041            10.123               10.359               10.544                 10.766
12/05          10.612         11.583            10.369               10.675               10.947                 11.3
12/06          11.315         13.413            10.818               11.548               11.888                 12.459


        Average Annual Total Returns
        as of December 31, 2006

        Inception
        Date            1 Year          Life of Account
        8/30/2004       10.26%          9.86%


Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.


LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
The portfolio enjoyed very strong returns for 2006 as a whole. Each of the underlying accounts in the portfolio had positive returns. Equities led the way for the portfolio in 2006 due to a market that favored equity investments. Still, the fixed income portion of the portfolio added materially to returns. The Bond Account (sub advised by Principal Global Investors) turned in yet another good year and yields from the Money Market Account (sub advised by Principal Global Investors) picked up due to 17 Federal Reserve rate hikes in recent years.

The portfolio's non-US equity exposure was very beneficial in 2006 as returns to non-US equities again were greater than to US equities. The Real Estate Securities Account was a stand-out performer throughout the year and contributed over-proportionately to portfolio returns. Within US equities, the strongest part of the US equity market was large-cap value stocks. The three accounts in this category each returned near or over 20% for the year. The SmallCap Account (sub advised by Principal Global Investors) also had strong returns.

The LargeCap Growth Equity Account sub advised by GMO had not met the portfolio management team's performance expectations over the past several years. GMO was replaced as sub advisor on the account by T. Rowe Price in the second half of the year.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio is well-diversified by asset class and underlying account. The portfolio's broad exposure to asset classes was a positive for performance both in the fourth quarter and 2006 as a whole. The portfolios' holdings in non-US equities and real estate also materially added to total returns.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
Several enhancements to this portfolio's asset allocation and manager selection were implemented beginning in October 2006. A combination of new cash flows and selected transfers are being used to bring the portfolio to the new targets by the end of March 2007.

The target weight for equities within in this account is broadly unchanged. But within the equity portion of the account significant changes are taking place in the mix of asset classes and underlying manager weights. As part of this change the equity portion of the portfolio will have an increased exposure to non-US equities. The real estate exposure has been reduced. The portfolio management team has adjusted the line-up of US equity accounts in the portfolio and, in some cases, their target weights.

REAL ESTATE SECURITIES ACCOUNT
GROWTH OF $10,000


                          Morningstar
         MSCI US      Specialty-Real Estate        Real Estate
        REIT Index       Category Average      Securities Account
5/1/98  10                      10                     10
12/98   8.577                   8.592                  9.344
12/99   8.187                   8.304                  8.925
12/00   10.382                  10.449                 11.689
12/01   11.714                  11.382                 12.712
12/02   12.14                   11.849                 13.693
12/03   16.6                    16.22                  19.021
12/04   21.827                  21.391                 25.589
12/05   24.475                  23.87                  29.645
12/06   33.266                  31.893                 40.498



        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/1/1998                36.61%  26.08%  17.51%


Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.


LOGO
LOGO

SUB-ADVISOR:
Principal Real Estate Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
Favorable stock selection decisions within owners of office, retail and apartment properties drove the portfolio's relative performance. The most positive contribution toward performance came from security selection within office owners. Owners of office buildings located in New York City, Washington D.C., and Southern California have delivered well above average results over the past year. Overweighting three such companies has materially aided performance:
S.L. Green, Boston Properties and Corporate Office Properties. Equity Office Properties accepted an offer to privatize the company. Persistent rumors throughout the year surrounding a potential sale of the company caused the shares to rise steadily. Due to its below average operating results, the portfolio held an underweighting to Equity Office throughout the first half of the year. This decision caused the stock to be a drag on performance for the full year period. Security selection within the retail owners also materially improved index relative returns. Selection among the owners of grocery anchored shopping centers was particularly favorable. Overweightings in Kimco and Federal Realty were advantageous for the portfolio. Decisions to underweight Weingarten, New Plan Excel and Equity One proved correct as each stock badly lagged the index. Finally, avoidance of mall owner Mills Corp., which had horrible performance amid significant financial problems, contributed dramatically to index relative results. The portfolio held an overweighting to apartment owners whose portfolios are located primarily along the East and West coasts. The nation's coastal markets are benefiting from low housing affordability and steady job growth. Within the coastal apartment markets the portfolio was overweighted to Archstone, Avalon Bay and Essex Property Trust all companies that outperformed for the year. Results among the apartment sector would have been better if the portfolio had owned shares of Apartment Investment & Management Corp (AIMCO). AIMCO has long been an apartment group laggard, but as the widespread improvement in apartment demand finally filtered through to their operating results the stock rose dramatically.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio's philosophy is that superior returns are achieved by investing in high-quality companies expected to experience favorable trends without overpaying for them. The portfolio's strategy encompasses a bottom-up, fundamental research-based process that includes index relative portfolio construction with a quality bias.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

SHORT-TERM BOND ACCOUNT
GROWTH OF $10,000


      Lehman Brothers    Lehman Brothers    Morningstar
      Mutual Fund 1-3    Mutual Fund 1-5  Short-Term Bond
       Gov't/Credit        Gov't/Credit     Category          Short-Term Bond
         Index              Index            Average              Account
5/1/03       10                10                10                 10
12/03        10.152            10.201            10.112             10.078
12/04        10.284            10.39             10.274             10.209
12/05        10.466            10.54             10.421             10.393
12/06        10.911            10.985            10.839             10.854


        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date                    1 Year          Account
        5/1/2003                4.44%           2.26%


Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
During the first two quarters of the year the portfolio benefited from a slightly shorter duration than the index, which helped performance during this period as interest rates rose. The duration of the portfolio was extended to be longer than the index during the third quarter, which was positive during the third quarter but slightly negative during the fourth quarter. Sector allocation was a major driver of the outperformance during the year. Out-of-index allocations to below investment grade corporate bonds, Commercial Mortgage-Backed Securities (CMBS), Collateralized Mortgage Obligations (CMOs) and Asset-Backed Securities (ABS) were positive contributors to performance as these sectors posted positive excess returns versus similar maturity U.S. Treasuries. An overweighted position to Investment-Grade Corporate bonds and an underweighted position to U.S Treasuries versus the index were also positive contributors to performance.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio's investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the portfolio's process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield curve positioning and individual selection.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

SMALLCAP ACCOUNT
GROWTH OF $10,000

        Russell 2000    Morningstar Small Blend
           Index            Category Average        SmallCap Account
5/1/98       10                    10                       10
12/98        8.768                 8.609                    7.949
12/99        10.632                10.174                   11.413
12/00        10.311                11.48                    10.074
12/01        10.568                12.445                   10.331
12/02        8.404                 10.433                   7.508
12/03        12.375                14.895                   10.272
12/04        14.642                17.704                   12.308
12/05        15.308                18.876                   13.174
12/06        18.12                 21.719                   14.847



        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/1/1998                12.70%  7.52%   4.67%


Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

LOGO
LOGO

SUB-ADVISOR:
Principal Global Investors, LLC


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
The portfolio's holdings in the Financials, Information Technology and Consumer Discretionary sectors were the weakest performers during the year, with poor stock selection responsible for the underperformance. Within the Financials sector, the portfolio's bank holdings failed to participate in the pick up in merger and acquisition activity taking place in the industry and generally had more adverse exposure to heightened investor concerns over construction lending. Within the Information Technology sector, the portfolio's software and internet services holdings were disproportionately affected by weaker-than-expected spending on corporate-wide applications. Within the Consumer Discretionary sector, the portfolio's holdings in Consumer Durables and Consumer Services companies were impacted by the slowing housing market and investor concerns about the impact of higher gasoline prices and higher interest rates on consumer spending. The portfolio's holdings in the Industrials sector contributed positively during the year. The management team's stock selection process favored those industrial companies focused on the non-residential construction, aerospace and utility infrastructure markets which continued to have very strong outlooks throughout 2006. The portfolio's holdings in General Cable Corporation, a manufacturer of power transmission cables, more than doubled throughout the year as it continues to benefit from upgrades to the nation's power grid. The portfolio's top 10 holdings produced mixed results during the year, with only five of those holdings outperforming their respective sectors in the index.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
The portfolio's investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended portfolio risks are neutralized.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

SMALLCAP GROWTH ACCOUNT
GROWTH OF $10,000


          Russell 2000       Morningstar Small Growth      SmallCap Growth
           Growth Index        Category Average                Account
5/1/98           10                   10                            10
12/98            8.965                9.341                         10.296
12/99            12.828               15.081                        20.148
12/00            9.951                14.22                         17.345
12/01            9.033                12.937                        11.793
12/02            6.301                9.26                          6.386
12/03            9.36                 13.427                        9.301
12/04            10.699               15.05                         10.346
12/05            11.143               15.914                        11.036
12/06            12.631               17.583                        12.026


        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/1/1998                8.97%   0.39%   2.15%


Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.



LOGO
LOGO

SUB-ADVISOR:
Emerald Advisers, Inc.
Essex Investment Management Company, LLC
UBS Global Asset Management (Americas), Inc.


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
For the year, relative industry weights and stock selection were the main detractors from performance. An overweight to Health Care and underweights in Consumer Services and Real Estate Industries hurt performance. Poor stock selection in Consumer Discretionary, Energy and Financials sectors detracted from the portfolio. Christopher & Banks (Consumer Discretionary), Technical Olympic US (Consumer Discretionary) and Frontier Oil Corp (Energy) were a few of the individual stocks that performed poorly. Strong stock selection in the Information Technology and Material sectors along with a tilt against price-to-book added to performance.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
UBS is responsible for approximately 44% of the overall portfolio assets. A quantitative valuation model is used to identify a targeted buy list of stocks using three primary factors - earnings revisions, analyst diffusion ((up estimates - down estimates) / total estimates) and the 12 month stock price return. Each stock is ranked in quintiles, with the top quintile as the targeted buy list. More traditional in-depth fundamental analysis is applied to provide confirmation of the earnings growth story.

Emerald is responsible for approximately 42% of the overall portfolio assets. Emerald is a small cap growth stock specialist that uses in-depth research to identify attractive small cap growth companies.

Essex is responsible for approximately 14% of the overall portfolio assets. Essex uses a focused and disciplined level of fundamental security analysis. They identify companies in the early stages of positive business and earnings change. Essex focuses on micro cap stocks in addition to small caps. This micro-cap tilt should help to reduce the market cap of the overall portfolio.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
The portfolio's long-term record of strong performance has led to a significant increase in assets under management for this option. As a result, Essex was added as a third sub advisor to this product on June 30, 2006.

SMALLCAP VALUE ACCOUNT
GROWTH OF $10,000

        Russell 2000     Morningstar Small Value    SmallCap Value
         Value Index        Category Average           Account
5/1/98        10                   10                      10
12/98         8.54                 8.441                   8.494
12/99         8.413                8.82                    10.316
12/00         10.334               10.318                  12.778
12/01         11.783               12.104                  13.577
12/02         10.437               10.863                  12.674
12/03         15.241               15.503                  18.636
12/04         18.632               18.694                  22.937
12/05         19.51                19.84                   24.364
12/06         24.091               23.066                  28.905



        Average Annual Total Returns
        as of December 31, 2006

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/1/1998                18.64%  16.31%  13.02%


Note: Past performance is not predictive of future performance.

Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.


LOGO

SUB-ADVISORS:
J.P. Morgan Investment Management, Inc.
Mellon Equity Associates, LLP


PRIMARY CONTRIBUTORS AND DETRACTORS TO ACCOUNT PERFORMANCE DURING THE LAST 12
MONTHS:
Over the annual period, unfavorable stock selection detracted from results. Selection was the weakest in the Information Technology, Financials, Healthcare, and Industrials sectors. Underweights to the strong-performing Big Lots (Consumer Discretionary) and Nationwide Health Properties (Financials), as well as an out-of-index holding in Scottish Re Group (Financials) were the largest single stock detractors during the period. Industry allocation also hampered results due to an underweight to the REIT industry and an underweight to Consumer Services. Fundamental factors yielded mixed results; the lower price/earnings bias helped performance while the higher price/book stance detracted from returns.


EFFECT OF INVESTMENT STRATEGIES AND TECHNIQUES ON ACCOUNT PERFORMANCE:
JP Morgan is responsible for approximately 70% of the overall portfolio assets. JP Morgan's investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. Management then uses a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets the original investment thesis (strong momentum with good relative value). Finally, sophisticated trading techniques ensure that the trades are executed in a cost-effective manner, ensuring that trading costs do not unduly encumber the alpha of the strategy. During the trailing twelve months, those stocks that ranked most favorably based on the ranking methodology underperformed.

Mellon Equity is responsible for approximately 30% of the overall portfolio assets. Mellon employs a structured process that utilizes 18 quantitative models whose respective weightings are rotated over time. Mellon's research indicates that the breadth of fundamental characteristics included in the quantitative valuation model and the adaptive nature of the valuation model in shifting emphasis among those factors as investor preferences change, provide a framework for consistent outperformance. The majority of the stock characteristics included in the valuation model reflect fundamental health in the underlying company. However periods of speculative zeal for low quality, fundamentally weak stocks pose a performance challenge. Additionally, the process looks to provide the majority of the returns through stock selection, and will look to minimize certain risks such as beta, sector drift, style drift and market cap drift.


CHANGES TO THE ACCOUNT'S STRUCTURE OR THE MONEY MANAGER LINE-UP:
No material changes occurred in the Account's structure or the money manager line-up.

IMPORTANT NOTES


CITI GROUP EXTENDED MARKET INDEX (EMI) WORLD EX-US is an unmanaged index of the stock returns of the smallest 20% of companies of each individual country included in the index.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA, AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) US REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR FOREIGN SMALL/MID GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in small- and mid-sized international stocks that are growth-oriented. Small-cap and mid-cap stocks have market capitalizations less than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

                           SHAREHOLDER EXPENSE EXAMPLE
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                December 31, 2006


As a shareholder of Principal Variable Contracts Fund, Inc. you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Fund, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, or Principal LifeTime Strategic Income Account, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund's annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

       Actual Expenses

       The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The table below does not include charges attributable to Principal Life Insurance Company's separate account or other contract level charges. If they were included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.


       Hypothetical Example for Comparison Purposes

       The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each accounts' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                            Expenses Paid
                                                                      Ending                During Period
                                          Beginning Account       Account Value             July 1, 2006               Annualized
                                          Value July 1, 2006     December 31, 2006       to December 31, 2006(a)      Expense Ratio
Asset Allocation Account
     Actual                                         $1,000.00              $1,103.21              $4.45                  0.84%
     Hypothetical                                    1,000.00               1,020.97               4.28                  0.84
Balanced Account
     Actual                                          1,000.00               1,090.66               3.16                  0.60
     Hypothetical                                    1,000.00               1,022.18               3.06                  0.60
Bond Account
     Actual                                          1,000.00               1,054.05               2.07                  0.40
     Hypothetical                                    1,000.00               1,023.19               2.04                  0.40
Capital Value Account
     Actual                                          1,000.00               1,130.15               3.17                  0.59
     Hypothetical                                    1,000.00               1,022.23               3.01                  0.59
Diversified International Account
     Actual                                          1,000.00               1,144.76               4.92                  0.91
     Hypothetical                                    1,000.00               1,020.62               4.63                  0.91
Equity Growth Account
     Actual                                          1,000.00               1,101.08               4.08                  0.77
     Hypothetical                                    1,000.00               1,021.32               3.92                  0.77
Equity Income Account
     Actual                                          1,000.00               1,136.54               3.45                  0.64
     Hypothetical                                    1,000.00               1,021.98               3.26                  0.64
Equity Value Account
     Actual                                          1,000.00               1,148.32               5.25                  0.97
     Hypothetical                                    1,000.00               1,020.32               4.94                  0.97


Government & High Quality Bond Account
     Actual                                         $1,000.00              $1,045.08              $2.63                 0.51%
     Hypothetical                                    1,000.00               1,022.63               2.60                  0.51
Growth Account
     Actual                                          1,000.00               1,085.69               3.21                  0.61
     Hypothetical                                    1,000.00               1,022.13               3.11                  0.61
International Emerging Markets Account
     Actual                                          1,000.00               1,243.90               8.20                  1.45
     Hypothetical                                    1,000.00               1,017.90               7.38                  1.45
International SmallCap Account
     Actual                                          1,000.00               1,149.56               6.94                  1.28
     Hypothetical                                    1,000.00               1,018.75               6.51                  1.28
LargeCap Blend Account
     Actual                                          1,000.00               1,129.65               4.08                  0.76
     Hypothetical                                    1,000.00               1,021.37               3.87                  0.76
LargeCap Growth Equity Account
     Actual                                          1,000.00               1,081.86               5.61                  1.07
     Hypothetical                                    1,000.00               1,019.81               5.45                  1.07
LargeCap Stock Index Account
     Actual                                          1,000.00               1,126.21               1.39                  0.26
     Hypothetical                                    1,000.00               1,023.89               1.33                  0.26
LargeCap Value Account
     Actual                                          1,000.00               1,155.36               4.13                  0.76
     Hypothetical                                    1,000.00               1,021.37               3.87                  0.76
MidCap Account
     Actual                                          1,000.00               1,109.77               3.03                  0.57
     Hypothetical                                    1,000.00               1,022.33               2.91                  0.57
MidCap Growth Account
     Actual                                          1,000.00               1,065.06               4.79                  0.92
     Hypothetical                                    1,000.00               1,020.57               4.69                  0.92
MidCap Value Account
     Actual                                          1,000.00               1,098.95               5.66                  1.07
     Hypothetical                                    1,000.00               1,019.81               5.45                  1.07
Money Market Account
     Actual                                          1,000.00               1,024.87               2.50                  0.49
     Hypothetical                                    1,000.00               1,022.74               2.50                  0.49
Principal LifeTime 2010 Account
     Actual                                          1,000.00               1,092.47               0.84                  0.16
     Hypothetical                                    1,000.00               1,024.40               0.82                  0.16
Principal LifeTime 2020 Account
     Actual                                          1,000.00               1,108.62               0.69                  0.13
     Hypothetical                                    1,000.00               1,024.55               0.66                  0.13
Principal LifeTime 2030 Account
     Actual                                          1,000.00               1,110.65               0.85                  0.16
     Hypothetical                                    1,000.00               1,024.40               0.82                  0.16
Principal LifeTime 2040 Account
     Actual                                          1,000.00               1,112.93               0.69                  0.13
     Hypothetical                                    1,000.00               1,024.55               0.66                  0.13
Principal LifeTime 2050 Account
     Actual                                          1,000.00               1,115.82               0.64                  0.12
     Hypothetical                                    1,000.00               1,024.60               0.61                  0.12

Principal LifeTime Strategic Income
Account
     Actual                                         $1,000.00              $1,074.27              $0.73                 0.14 %
     Hypothetical                                    1,000.00               1,024.50               0.71                  0.14
Real Estate Securities Account
     Actual                                          1,000.00               1,181.61               4.78                  0.87
     Hypothetical                                    1,000.00               1,020.82               4.43                  0.87
Short-Term Bond Account
     Actual                                          1,000.00               1,033.17               2.92                  0.57
     Hypothetical                                    1,000.00               1,022.33               2.91                  0.57
SmallCap Account
     Actual                                          1,000.00               1,070.51               4.54                  0.87
     Hypothetical                                    1,000.00               1,020.82               4.43                  0.87
SmallCap Growth Account
     Actual                                          1,000.00               1,028.54               5.27                  1.03
     Hypothetical                                    1,000.00               1,020.01               5.24                  1.03
SmallCap Value Account
     Actual                                          1,000.00               1,086.78               5.84                  1.11
     Hypothetical                                    1,000.00               1,019.61               5.65                  1.11


(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

                      STATEMENTS OF ASSETS AND LIABILITIES
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                December 31, 2006

See accompanying notes

                                                                                      Asset
                                                                                    Allocation
                                                                                     Account      Balanced Account   Bond Account
------------------------------------------------------------------------------------------------------------------------------------
Investment in securities--at cost...............................................    $ 80,136,817     $ 127,740,986    $ 586,022,686
Assets
Investment in securities--at value  ............................................    $ 95,985,704  $ 140,174,377( a) $ 585,257,006(a)
Cash............................................................................      11,740,265           601,135        7,052,190
Receivables:
     Capital Shares sold........................................................           9,227            24,152          296,859
     Dividends and interest.....................................................         306,544           510,277        3,945,127
     Foreign currency contracts ................................................         122,037                 -                -
     Investment securities sold.................................................           2,132           180,068           30,988
                                                                  Total Assets       108,165,909       141,490,009      596,582,170
Liabilities
Accrued management and investment advisory fees.................................          15,672            12,785           33,396
Accrued directors' expenses.....................................................             682               682              682
Accrued other expenses..........................................................           7,568            10,759            7,475
Payables:
     Foreign currency contracts ................................................         155,522                 -                -
     Investment securities purchased............................................       5,604,973         8,394,345       91,273,211
     Unrealized loss on swap agreements.........................................               -             2,562          261,530
Collateral obligation on securities loaned, at value............................               -        20,861,365       90,172,397
                                                             Total Liabilities         5,784,417        29,282,498      181,748,691
Net Assets Applicable to Outstanding Shares.....................................   $ 102,381,492     $ 112,207,511    $ 414,833,479

Net Assets Consist of:
Capital Shares and additional paid-in-capital...................................    $ 80,613,114     $ 101,937,343    $ 402,992,847
Accumulated undistributed (overdistributed) net investment income (operating
loss)...........................................................................       1,397,463         2,698,212       18,431,258
Accumulated undistributed (overdistributed) net realized gain (loss)............       4,443,707        (4,858,873)      (5,670,347)
Net unrealized appreciation (depreciation) of investments.......................      15,956,305        12,430,829         (920,279)
Net unrealized appreciation (depreciation) on translation of assets and
liabilities in foreign currency.................................................         (29,097)                -                -
                                                               Total Net Assets    $ 102,381,492     $ 112,207,511    $ 414,833,479
Capital Stock (par value: $.01 a share):
Shares authorized...............................................................     100,000,000       100,000,000      200,000,000
Shares issued and outstanding...................................................       7,255,562         6,908,578       34,322,488

Net Asset Value Per Share:......................................................         $ 14.11           $ 16.24          $ 12.09


(a) Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.




                                                                                                     Diversified
                                                                                  Capital Value     International    Equity Growth
                                                                                     Account          Account           Account
------------------------------------------------------------------------------------------------------------------------------------
Investment in securities--at cost...............................................   $ 264,975,533     $ 342,872,757    $ 280,749,328
Foreign currency--at cost.......................................................             $ -          $ 70,934              $ -
Assets
Investment in securities--at value  ............................................ $ 318,271,495(a)  $ 426,604,262(a) $ 316,172,611(a)
Foreign currency--at value......................................................               -            70,964                -
Cash............................................................................          21,457           552,432        7,682,515
Receivables:
     Capital Shares sold........................................................          18,691           204,422           72,873
     Dividends and interest.....................................................         551,764           645,856          233,947
     Foreign tax refund.........................................................               -               527                -
     Investment securities sold.................................................       2,422,236         1,144,363           42,374
Other assets....................................................................               -                10                -
                                                                  Total Assets       321,285,643       429,222,836      324,204,320
Liabilities
Accrued management and investment advisory fees.................................          33,213            64,701           39,077
Accrued directors' expenses.....................................................             683               682              683
Accrued other expenses..........................................................           2,191            75,974            1,478
Payables:
     Capital Shares reacquired..................................................               -                 -           78,726
     Deferred foreign tax.......................................................               -            81,233                -
     Indebtedness ..............................................................               -           515,000                -
     Investment securities purchased............................................       2,459,044           774,010          433,523
     Variation margin on futures contracts .....................................           2,325                 -                -
Collateral obligation on securities loaned, at value............................      26,285,000        18,691,000       53,580,000
                                                             Total Liabilities        28,782,456        20,202,600       54,133,487
Net Assets Applicable to Outstanding Shares.....................................   $ 292,503,187     $ 409,020,236    $ 270,070,833

Net Assets Consist of:
Capital Shares and additional paid-in-capital...................................   $ 217,924,866     $ 268,019,762    $ 278,583,814
Accumulated undistributed (overdistributed) net investment income (operating
loss)...........................................................................       4,679,984         3,702,794        1,571,008
Accumulated undistributed (overdistributed) net realized gain (loss)............      16,603,825        53,657,435      (45,507,272)
Net unrealized appreciation (depreciation) of investments.......................      53,294,512        83,650,272       35,423,283
Net unrealized appreciation (depreciation) on translation of assets and
liabilities in foreign currency.................................................               -           (10,027)               -
                                                               Total Net Assets    $ 292,503,187     $ 409,020,236    $ 270,070,833
Capital Stock (par value: $.01 a share):
Shares authorized...............................................................     100,000,000       300,000,000      100,000,000
Shares issued and outstanding...................................................       7,833,600        19,813,874       14,755,643

Net Asset Value Per Share:......................................................         $ 37.34  $       20.64             $ 18.30


(a) Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.





                                                                                                                      Government &
                                                                                  Equity Income     Equity Value      High Quality
                                                                                     Account          Account        Bond Account
------------------------------------------------------------------------------------------------------------------------------------
Investment in securities--at cost...............................................   $ 160,958,704       $ 5,542,336    $ 426,116,040
Assets
Investment in securities--at value  ............................................   $ 163,413,620     $ 6,508,217(a) $ 423,717,132(a)
Cash............................................................................       1,518,007           274,967          423,940
Receivables:
     Capital Shares sold........................................................         204,231               333                -
     Dividends and interest.....................................................         312,142             7,567        2,012,223
     Expense reimbursement from Manager.........................................               -               142                -
     Investment securities sold.................................................               -             2,047        1,834,030
     Unrealized gain on swap agreements.........................................               -                 -           20,676
     Variation margin on futures contracts......................................               -                 -           27,375
                                                                  Total Assets       165,448,000         6,793,273      428,035,376
Liabilities
Accrued management and investment advisory fees.................................          18,271             1,058           26,251
Accrued directors' expenses.....................................................             682               682              682
Accrued other expenses..........................................................          12,134             1,168            4,079
Payables:
     Capital Shares reacquired..................................................               -                 -            9,220
     Investment securities purchased............................................               -            10,341       61,539,670
     Option contracts written...................................................               -                 -           79,015
     Unrealized loss on swap agreements.........................................               -                 -           33,349
     Variation margin on futures contracts .....................................               -                 -            6,640
Collateral obligation on securities loaned, at value............................               -           274,000       61,133,053
                                                             Total Liabilities            31,087           287,249      122,831,959
Net Assets Applicable to Outstanding Shares.....................................   $ 165,416,913       $ 6,506,024    $ 305,203,417

Net Assets Consist of:
Capital Shares and additional paid-in-capital...................................   $ 144,150,334       $ 5,523,729    $ 299,767,586
Accumulated undistributed (overdistributed) net investment income (operating
loss)...........................................................................       4,173,501               621       14,131,486
Accumulated undistributed (overdistributed) net realized gain (loss)............      14,637,490            15,793       (6,501,537)
Net unrealized appreciation (depreciation) of investments.......................       2,454,916           965,881       (2,194,118)
Net unrealized appreciation (depreciation) on translation of assets and
liabilities in foreign currency.................................................             672                 -                -
                                                               Total Net Assets    $ 165,416,913       $ 6,506,024    $ 305,203,417
Capital Stock (par value: $.01 a share):
Shares authorized...............................................................     100,000,000       100,000,000      100,000,000
Shares issued and outstanding...................................................      14,295,942           504,686       26,858,617

Net Asset Value Per Share:......................................................         $ 11.57           $ 12.89          $ 11.36


(a) Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.




                                                                                                    International    International
                                                                                                  Emerging Markets      SmallCap
                                                                                 Growth Account       Account           Account
------------------------------------------------------------------------------------------------------------------------------------
Investment in securities--at cost...............................................   $ 134,126,354     $ 102,777,112    $ 153,036,470
Foreign currency--at cost.......................................................             $ -         $ 192,332              $ -
Assets
Investment in securities--at value  ............................................ $ 154,386,051(a)  $ 130,728,706(a) $ 190,510,527(a)
Foreign currency--at value......................................................               -           192,687                -
Cash............................................................................          10,000           500,172          508,414
Receivables:
     Capital Shares sold........................................................          46,206            65,917           75,505
     Dividends and interest.....................................................          88,749           207,153          205,015
     Investment securities sold.................................................               -           257,594        1,961,571
                                                                  Total Assets       154,531,006       131,952,229      193,261,032
Liabilities
Accrued management and investment advisory fees.................................          14,793            28,719           41,089
Accrued directors' expenses.....................................................             682               682              682
Accrued other expenses..........................................................           1,208            60,770           43,218
Payables:
     Capital Shares reacquired..................................................          38,571                 -                -
     Deferred foreign tax.......................................................               -            50,701                -
     Indebtedness ..............................................................               -           402,000          232,000
     Investment securities purchased............................................       1,042,491         1,083,594        1,260,019
Collateral obligation on securities loaned, at value............................      24,566,000         9,115,000        8,561,000
                                                             Total Liabilities        25,663,745        10,741,466       10,138,008
Net Assets Applicable to Outstanding Shares.....................................   $ 128,867,261     $ 121,210,763    $ 183,123,024

Net Assets Consist of:
Capital Shares and additional paid-in-capital...................................   $ 179,689,044      $ 77,590,202    $ 110,381,721
Accumulated undistributed (overdistributed) net investment income (operating
loss)...........................................................................         773,163           892,459        1,375,971
Accumulated undistributed (overdistributed) net realized gain (loss)............     (71,854,643)       14,826,632       33,896,790
Net unrealized appreciation (depreciation) of investments.......................      20,259,697        27,900,893       37,474,057
Net unrealized appreciation (depreciation) on translation of assets and
liabilities in foreign currency.................................................               -               577           (5,515)
                                                               Total Net Assets    $ 128,867,261     $ 121,210,763    $ 183,123,024
Capital Stock (par value: $.01 a share):
Shares authorized...............................................................     300,000,000       100,000,000      100,000,000
Shares issued and outstanding...................................................       8,846,199         5,658,030        7,398,156

Net Asset Value Per Share:...................................................... $ 14.57                   $ 21.42          $ 24.75


(a) Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.






                                                                                  LargeCap Blend   LargeCap Growth   LargeCap Stock
                                                                                     Account       Equity Account    Index Account
------------------------------------------------------------------------------------------------------------------------------------
Investment in securities--at cost...............................................   $ 203,650,389      $ 42,759,116    $ 214,723,393
Assets
Investment in securities--at value  ............................................ $ 227,633,501(a)   $ 44,960,912(a) $ 250,597,728(a)
Cash............................................................................       3,427,112           974,695           11,318
Receivables:
     Capital Shares sold........................................................          51,631                 -          390,259
     Dividends and interest.....................................................         292,158            34,807          291,978
     Investment securities sold.................................................       1,324,943                 -                -
                                                                  Total Assets       232,729,345        45,970,414      251,291,283
Liabilities
Accrued management and investment advisory fees.................................          28,982             7,607           10,541
Accrued directors' expenses.....................................................             683               682              682
Accrued other expenses..........................................................           3,336             4,782            5,330
Payables:
     Capital Shares reacquired..................................................               -             4,264                -
     Investment securities purchased............................................         794,701            85,820          209,475
     Variation margin on futures contracts .....................................           7,020                 -           17,475
Collateral obligation on securities loaned, at value............................      29,526,000         6,261,000       29,721,000
                                                             Total Liabilities        30,360,722         6,364,155       29,964,503
Net Assets Applicable to Outstanding Shares.....................................   $ 202,368,623      $ 39,606,259    $ 221,326,780

Net Assets Consist of:
Capital Shares and additional paid-in-capital...................................   $ 167,666,662      $ 39,274,785    $ 186,814,493
Accumulated undistributed (overdistributed) net investment income (operating
loss)...........................................................................       1,803,706           111,727        3,265,161
Accumulated undistributed (overdistributed) net realized gain (loss)............       8,925,323        (1,982,049)      (4,637,271)
Net unrealized appreciation (depreciation) of investments.......................      23,972,932         2,201,796       35,884,397
                                                               Total Net Assets    $ 202,368,623      $ 39,606,259    $ 221,326,780
Capital Stock (par value: $.01 a share):
Shares authorized...............................................................     300,000,000       100,000,000      100,000,000
Shares issued and outstanding...................................................      16,235,277         8,091,980       21,207,491

Net Asset Value Per Share:...................................................... $ 12.46                    $ 4.89          $ 10.44

(a) Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.





                                                                                  LargeCap Value                     MidCap Growth
                                                                                     Account       MidCap Account       Account
------------------------------------------------------------------------------------------------------------------------------------
Investment in securities--at cost...............................................   $ 189,690,180     $ 476,346,512     $ 85,039,577
Assets
Investment in securities--at value  ............................................ $ 224,854,327(a)  $ 557,419,716(a)  $ 92,497,178(a)
Cash............................................................................       4,711,622            92,639          476,421
Receivables:
     Capital Shares sold........................................................         149,782                 -           23,549
     Dividends and interest.....................................................         261,520           147,184           75,747
     Investment securities sold.................................................               -            45,728          841,425
                                                                  Total Assets       229,977,251       557,705,267       93,914,320
Liabilities
Accrued management and investment advisory fees.................................          28,745            49,117           12,944
Accrued directors' expenses.....................................................             682               682              683
Accrued other expenses..........................................................           1,041             3,476            1,314
Payables:
     Capital Shares reacquired..................................................               -             8,571           27,257
     Investment securities purchased............................................         213,056           988,224          718,244
Collateral obligation on securities loaned, at value............................      28,989,000        99,006,000       18,308,000
                                                             Total Liabilities        29,232,524       100,056,070       19,068,442
Net Assets Applicable to Outstanding Shares.....................................   $ 200,744,727     $ 457,649,197     $ 74,845,878

Net Assets Consist of:
Capital Shares and additional paid-in-capital...................................   $ 155,128,983     $ 330,314,958     $ 57,198,244
Accumulated undistributed (overdistributed) net investment income (operating
loss)...........................................................................       2,793,126         2,940,086           89,130
Accumulated undistributed (overdistributed) net realized gain (loss)............       7,658,471        43,320,949       10,100,903
Net unrealized appreciation (depreciation) of investments.......................      35,164,147        81,073,204        7,457,601
                                                               Total Net Assets    $ 200,744,727     $ 457,649,197     $ 74,845,878
Capital Stock (par value: $.01 a share):
Shares authorized...............................................................     100,000,000       100,000,000      100,000,000
Shares issued and outstanding...................................................      13,702,292        10,829,902        6,263,985

Net Asset Value Per Share:......................................................         $ 14.65           $ 42.26          $ 11.95


(a) Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.




                                                                                                                       Principal
                                                                                   MidCap Value     Money Market     LifeTime 2010
                                                                                     Account          Account           Account
------------------------------------------------------------------------------------------------------------------------------------
Investment in securities--at cost...............................................   $ 160,777,629     $ 179,708,050              $ -
Investment in affiliated securities--at cost....................................             $ -               $ -     $ 24,941,491
Assets
Investment in affiliated securities--at value...................................             $ -               $ -     $ 26,937,691
Investment in securities--at value  ............................................  173,257,913( a)      179,708,050                -
Cash............................................................................       3,333,923             6,981                -
Receivables:
     Capital Shares sold........................................................         112,902         1,015,373                -
     Dividends and interest.....................................................         254,917            43,611              695
     Investment securities sold.................................................         192,151                 -                -
                                                                  Total Assets       177,151,806       180,774,015       26,938,386
Liabilities
Accrued management and investment advisory fees.................................          28,550            16,318              637
Accrued directors' expenses.....................................................             698               682              683
Accrued other expenses..........................................................           2,035             2,948              303
Payables:
     Capital Shares reacquired..................................................               -           544,299              521
     Investment securities purchased............................................         554,417                 -                -
Collateral obligation on securities loaned, at value............................      34,450,000                 -                -
                                                             Total Liabilities        35,035,700           564,247            2,144
Net Assets Applicable to Outstanding Shares.....................................   $ 142,116,106     $ 180,209,768     $ 26,936,242

Net Assets Consist of:
Capital Shares and additional paid-in-capital...................................   $ 116,047,516     $ 180,209,768     $ 24,141,325
Accumulated undistributed (overdistributed) net investment income (operating
loss)...........................................................................         980,194                 -          419,254
Accumulated undistributed (overdistributed) net realized gain (loss)............      12,608,112                 -          379,463
Net unrealized appreciation (depreciation) of investments.......................      12,480,284                 -        1,996,200
                                                               Total Net Assets    $ 142,116,106     $ 180,209,768     $ 26,936,242
Capital Stock (par value: $.01 a share):
Shares authorized...............................................................     100,000,000     1,500,000,000      100,000,000
Shares issued and outstanding...................................................       8,476,101       180,209,768        2,110,726

Net Asset Value Per Share:......................................................         $ 16.77  $ 1.00                    $ 12.76


(a) Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.




                                                                                    Principal         Principal        Principal
                                                                                  LifeTime 2020     LifeTime 2030    LifeTime 2040
                                                                                     Account          Account           Account
------------------------------------------------------------------------------------------------------------------------------------
Investment in affiliated securities--at cost....................................    $ 90,143,333      $ 13,902,437      $ 6,602,164
Assets
Investment in affiliated securities--at value...................................    $ 98,354,923      $ 15,223,122      $ 7,249,630
Receivables:
     Capital Shares sold........................................................         282,457             2,178            7,496
     Expense reimbursement from Manager.........................................              43                39              213
                                                                  Total Assets        98,637,423        15,225,339        7,257,339
Liabilities
Accrued management and investment advisory fees.................................           2,282               356              165
Accrued directors' expenses.....................................................             683               682              682
Accrued other expenses..........................................................             309               296              311
Payables:
     Capital Shares reacquired..................................................          35,256                 -                -
                                                             Total Liabilities            38,530             1,334            1,158
Net Assets Applicable to Outstanding Shares.....................................    $ 98,598,893      $ 15,224,005      $ 7,256,181

Net Assets Consist of:
Capital Shares and additional paid-in-capital...................................    $ 88,781,606      $ 13,657,548      $ 6,522,930
Accumulated undistributed (overdistributed) net investment income (operating
loss)...........................................................................         710,645            85,356           34,174
Accumulated undistributed (overdistributed) net realized gain (loss)............         895,052           160,416           51,611
Net unrealized appreciation (depreciation) of investments.......................       8,211,590         1,320,685          647,466
                                                               Total Net Assets     $ 98,598,893      $ 15,224,005      $ 7,256,181
Capital Stock (par value: $.01 a share):
Shares authorized...............................................................     100,000,000       100,000,000      100,000,000
Shares issued and outstanding...................................................       7,375,442         1,140,017          533,425

Net Asset Value Per Share:......................................................         $ 13.37           $ 13.35          $ 13.60







                                                                                                      Principal
                                                                                    Principal         LifeTime        Real Estate
                                                                                  LifeTime 2050   Strategic Income     Securities
                                                                                     Account          Account           Account
------------------------------------------------------------------------------------------------------------------------------------
Investment in securities--at cost...............................................             $ -               $ -    $ 177,894,360
Investment in affiliated securities--at cost....................................     $ 4,757,927      $ 11,924,260              $ -
Assets
Investment in affiliated securities--at value...................................     $ 5,166,142      $ 12,657,466              $ -
Investment in securities--at value  ............................................               -                 -   262,195,909( a)
Cash............................................................................               -                 -           30,708
Receivables:
     Capital Shares sold........................................................          45,219            12,986          172,080
     Dividends and interest.....................................................               -             1,043        1,703,085
     Expense reimbursement from Manager.........................................             226               181                -
                                                                  Total Assets         5,211,587        12,671,676      264,101,782
Liabilities
Accrued management and investment advisory fees.................................             117               296           41,574
Accrued directors' expenses.....................................................             682               682              682
Accrued other expenses..........................................................             314               299            1,132
Payables:
     Capital Shares reacquired..................................................               -            15,366                -
     Investment securities purchased............................................               -                 -          160,994
Collateral obligation on securities loaned, at value............................               -                 -        7,942,000
                                                             Total Liabilities             1,113            16,643        8,146,382
Net Assets Applicable to Outstanding Shares.....................................     $ 5,210,474      $ 12,655,033    $ 255,955,400

Net Assets Consist of:
Capital Shares and additional paid-in-capital...................................     $ 4,747,838      $ 11,559,024    $ 139,160,390
Accumulated undistributed (overdistributed) net investment income (operating
loss)...........................................................................          16,221           219,488        2,192,560
Accumulated undistributed (overdistributed) net realized gain (loss)............          38,200           143,315       30,300,901
Net unrealized appreciation (depreciation) of investments.......................         408,215           733,206       84,301,549
                                                               Total Net Assets      $ 5,210,474      $ 12,655,033    $ 255,955,400
Capital Stock (par value: $.01 a share):
Shares authorized...............................................................     100,000,000       100,000,000      300,000,000
Shares issued and outstanding...................................................         380,894         1,041,419        9,811,525

Net Asset Value Per Share:...................................................... $ 13.68          $      12.15              $ 26.09


(a) Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.




                                                                                 Short-Term Bond                    SmallCap Growth
                                                                                     Account      SmallCap Account      Account
------------------------------------------------------------------------------------------------------------------------------------
Investment in securities--at cost...............................................   $ 136,400,921     $ 118,624,173     $ 75,867,618
Assets
Investment in securities--at value  ............................................ $ 135,875,074(a)  $ 129,150,407(a)  $ 88,522,080(a)
Cash............................................................................         374,770            24,305        1,992,741
Receivables:
     Capital Shares sold........................................................         198,289            20,734           28,981
     Dividends and interest.....................................................       1,033,515            98,723           25,344
     Investment securities sold.................................................          31,539                 -          246,643
Other assets....................................................................               1                 -                -
                                                                  Total Assets       137,513,188       129,294,169       90,815,789
Liabilities
Accrued management and investment advisory fees.................................          11,272            16,792           14,058
Accrued directors' expenses.....................................................             550               682              682
Accrued other expenses..........................................................           6,982             3,304            2,237
Payables:
     Investment securities purchased............................................               -           832,368          151,636
     Unrealized loss on swap agreements.........................................          37,278                 -                -
Collateral obligation on securities loaned, at value............................      17,092,656        25,310,000       17,320,000
                                                             Total Liabilities        17,148,738        26,163,146       17,488,613
Net Assets Applicable to Outstanding Shares.....................................   $ 120,364,450     $ 103,131,023     $ 73,327,176

Net Assets Consist of:
Capital Shares and additional paid-in-capital...................................   $ 117,448,248      $ 81,111,004     $ 92,779,028
Accumulated undistributed (overdistributed) net investment income (operating
loss)...........................................................................       4,678,917           321,450                -
Accumulated undistributed (overdistributed) net realized gain (loss)............      (1,199,590)       11,172,335      (32,106,314)
Net unrealized appreciation (depreciation) of investments.......................        (563,125)       10,526,234       12,654,462
                                                               Total Net Assets    $ 120,364,450     $ 103,131,023     $ 73,327,176
Capital Stock (par value: $.01 a share):
Shares authorized...............................................................     100,000,000       100,000,000      300,000,000
Shares issued and outstanding...................................................      11,708,101         9,569,672        6,781,687

Net Asset Value Per Share:...................................................... $       10.28    $       10.78             $ 10.81


(a) Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.




                                                                                  SmallCap Value
                                                                                     Account
--------------------------------------------------------------------------------------------------
Investment in securities--at cost...............................................   $ 188,370,590
Assets
Investment in securities--at value  ............................................ $ 219,605,457(a)
Cash............................................................................       7,164,043
Receivables:
     Capital Shares sold........................................................         191,220
     Dividends and interest.....................................................         330,053
     Investment securities sold.................................................         838,533
                                                                  Total Assets       228,129,306
Liabilities
Accrued management and investment advisory fees.................................          35,466
Accrued directors' expenses.....................................................             682
Accrued other expenses..........................................................           7,064
Payables:
     Investment securities purchased............................................         580,359
     Variation margin on futures contracts .....................................          51,850
Collateral obligation on securities loaned, at value............................      55,481,000
                                                             Total Liabilities        56,156,421
Net Assets Applicable to Outstanding Shares.....................................   $ 171,972,885

Net Assets Consist of:
Capital Shares and additional paid-in-capital...................................   $ 125,414,416
Accumulated undistributed (overdistributed) net investment income (operating
loss)...........................................................................         747,007
Accumulated undistributed (overdistributed) net realized gain (loss)............      14,635,051
Net unrealized appreciation (depreciation) of investments.......................      31,176,411
                                                               Total Net Assets    $ 171,972,885
Capital Stock (par value: $.01 a share):
Shares authorized...............................................................     300,000,000
Shares issued and outstanding...................................................       9,218,064

Net Asset Value Per Share:......................................................         $ 18.66

(a) Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.




                            STATEMENTS OF OPERATIONS
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          Year Ended December 31, 2006


                                                                            Asset Allocation
                                                                                 Account        Balanced Account     Bond Account
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Operating Loss)
Income:
     Dividends............................................................        $ 1,163,133        $ 1,273,275                $ -
     Withholding tax on foreign dividends.................................            (44,487)                 -                  -
     Interest.............................................................          1,644,516          2,137,207         20,185,417
     Securities lending...................................................              1,025             35,305            186,178
                                                              Total Income          2,764,187          3,445,787         20,371,595
Expenses:
     Management and investment advisory fees..............................            798,613            668,620          1,598,063
     Custodian fees.......................................................             24,634             30,737             18,724
     Directors' expenses..................................................              8,283              8,283              8,259
     Other expenses.......................................................                835              1,444              5,885
     Reverse repurchase agreement interest expense........................                N/A                N/A            294,504
                                                           Total  Expenses            832,365            709,084          1,925,435
                                    Net Investment Income (Operating Loss)          1,931,822          2,736,703         18,446,160

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
     Investment transactions..............................................          4,106,890          7,484,301            297,881
     Foreign currency transactions........................................           (545,661)                 -                  -
     Futures contracts....................................................            510,106                  -            (42,506)
     Options..............................................................                  -                  -             (5,404)
     Swap agreements......................................................                  -              7,139            335,217
Change in unrealized appreciation/depreciation of:
     Investments..........................................................          6,193,109          1,980,766         (1,190,915)
     Futures contracts....................................................           (140,324)                 -                  -
     Swap agreements......................................................                  -             (2,562)          (270,833)
     Translation of assets and liabilities in foreign currencies..........             (9,961)                 -                  -
        Net Realized and Unrealized Gain (Loss) on Investments and Foreign
                                                                Currencies         10,114,159          9,469,644           (876,560)
           Net Increase (Decrease) in Net Assets Resulting from Operations       $ 12,045,981       $ 12,206,347       $ 17,569,600







                                                                                                  Diversified
                                                                              Capital Value      International      Equity Growth
                                                                                 Account            Account            Account
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Operating Loss)
Income:
     Dividends............................................................        $ 6,265,793        $ 8,492,851        $ 3,252,347
     Withholding tax on foreign dividends.................................                  -           (935,964)                 -
     Interest.............................................................             39,122            169,710            145,469
     Securities lending...................................................              8,524             39,075            156,825
                                                              Total Income          6,313,439          7,765,672          3,554,641
Expenses:
     Management and investment advisory fees..............................          1,615,868          2,873,285          1,969,125
     Custodian fees.......................................................              5,487            254,869              4,365
     Directors' expenses..................................................              8,259              8,283              8,284
     Other expenses.......................................................              3,841              6,154              1,609
                                                           Total  Expenses          1,633,455          3,142,591          1,983,383
                                    Net Investment Income (Operating Loss)          4,679,984          4,623,081          1,571,258

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
     Investment transactions (net of foreign taxes of $0, $28,842 and $0,
respectively).............................................................         16,855,018         54,286,748         16,320,282
     Foreign currency transactions........................................                  -            (63,597)                 -
     Futures contracts....................................................             69,802                  -                  -
Change in unrealized appreciation/depreciation of:
     Investments (net of deferred foreign tax payable of $0, $81,233 and
$0, respectively).........................................................         27,973,177         25,977,167         (2,352,227)
     Futures contracts....................................................             (1,450)                 -                  -
     Translation of assets and liabilities in foreign currencies..........                  -             11,373                  -
        Net Realized and Unrealized Gain (Loss) on Investments and Foreign
                                                                Currencies         44,896,547         80,211,691         13,968,055
           Net Increase (Decrease) in Net Assets Resulting from Operations       $ 49,576,531       $ 84,834,772       $ 15,539,313







                                                                                                                  Government & High
                                                                              Equity Income       Equity Value       Quality Bond
                                                                                 Account            Account            Account
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Operating Loss)
Income:
     Dividends............................................................        $ 4,790,366          $ 123,107                $ -
     Withholding tax on foreign dividends.................................           (106,388)                 -                  -
     Interest.............................................................            260,566              5,408         15,582,378
     Securities lending...................................................             15,753                340             75,369
                                                              Total Income          4,960,297            128,855         15,657,747
Expenses:
     Management and investment advisory fees..............................            753,450             42,441          1,372,910
     Custodian fees.......................................................             45,612              3,298             11,669
     Directors' expenses..................................................              8,283              8,283              8,258
     Other expenses.......................................................              1,616                 24              3,802
     Reverse repurchase agreement interest expense........................                N/A                N/A            330,074
                                                           Total  Expenses            808,961             54,046          1,726,713
     Less: Reimbursement from Manager ....................................                  -              3,560                  -
                                                        Total Net Expenses                  -             50,486                  -
                                    Net Investment Income (Operating Loss)          4,151,336             78,369         13,931,034

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
     Investment transactions..............................................         22,276,697             72,004           (761,845)
     Foreign currency transactions........................................              1,004                  -                  -
     Futures contracts....................................................                  -                  -           (697,640)
     Options..............................................................                  -                  -              7,301
     Swap agreements......................................................                  -                  -            529,517
Change in unrealized appreciation/depreciation of:
     Investments..........................................................         (1,445,832)           784,662           (545,580)
     Futures contracts....................................................                  -                  -            267,061
     Options..............................................................                  -                  -            (49,598)
     Swap agreements......................................................                  -                  -             (5,985)
     Translation of assets and liabilities in foreign currencies..........                894                  -                  -
                                                                                                                  ------------------
        Net Realized and Unrealized Gain (Loss) on Investments and Foreign
                                                                Currencies         20,832,763            856,666        (1,256,769)

           Net Increase (Decrease) in Net Assets Resulting from Operations       $ 24,984,099          $ 935,035        $12,674,265







                                                                                                 International
                                                                                                Emerging Markets    International
                                                                             Growth Account         Account        SmallCap Account
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Operating Loss)
Income:
     Dividends............................................................        $ 1,341,532        $ 2,537,977        $ 3,487,380
     Withholding tax on foreign dividends.................................                  -           (227,982)          (384,220)
     Interest.............................................................            167,654             59,936            112,617
     Securities lending...................................................              9,077             38,082             36,048
                                                              Total Income          1,518,263          2,408,013          3,251,825
Expenses:
     Management and investment advisory fees..............................            732,233          1,208,867          1,936,375
     Custodian fees.......................................................              2,998            176,200            133,742
     Directors' expenses..................................................              8,258              8,258              8,283
     Other expenses.......................................................              1,611              5,134              2,477
                                                           Total  Expenses            745,100          1,398,459          2,080,877
                                    Net Investment Income (Operating Loss)            773,163          1,009,554          1,170,948

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
     Investment transactions (net of foreign taxes of $0, $74,092 and $0,
respectively).............................................................          9,337,251         14,970,968         34,305,923
     Foreign currency transactions........................................                  -           (190,115)            (5,125)
Change in unrealized appreciation/depreciation of:
     Investments (net of deferred foreign tax payable of $0, $50,701 and
$0, respectively).........................................................          1,391,089         14,836,545          7,757,053
     Translation of assets and liabilities in foreign currencies..........                  -              2,363              1,835
        Net Realized and Unrealized Gain (Loss) on Investments and Foreign
                                                                Currencies         10,728,340         29,619,761         42,059,686
           Net Increase (Decrease) in Net Assets Resulting from Operations       $ 11,501,503       $ 30,629,315       $ 43,230,634







                                                                             LargeCap Blend     LargeCap Growth     LargeCap Stock
                                                                                 Account         Equity Account     Index Account
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Operating Loss)
Income:
     Dividends............................................................        $ 2,985,335          $ 494,312        $ 3,628,197
     Interest.............................................................             49,344             40,170            122,156
     Securities lending...................................................             24,029              2,720             23,312
                                                              Total Income          3,058,708            537,202          3,773,665
Expenses:
     Management and investment advisory fees..............................          1,235,328            402,926            485,070
     Custodian fees.......................................................             10,090             12,188             11,389
     Directors' expenses..................................................              8,258              8,258              8,282
     Other expenses.......................................................                984              2,103              3,217
                                                           Total  Expenses          1,254,660            425,475            507,958
                                    Net Investment Income (Operating Loss)          1,804,048            111,727          3,265,707

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
     Investment transactions..............................................          8,899,831          1,091,960            268,193
     Futures contracts....................................................            118,274             (9,687)           265,994
Change in unrealized appreciation/depreciation of:
     Investments..........................................................         14,486,286            (45,623)        24,766,311
     Futures contracts....................................................               (535)            23,711             43,212
        Net Realized and Unrealized Gain (Loss) on Investments and Foreign
                                                                Currencies         23,503,856          1,060,361         25,343,710
           Net Increase (Decrease) in Net Assets Resulting from Operations       $ 25,307,904        $ 1,172,088       $ 28,609,417







                                                                             LargeCap Value                         MidCap Growth
                                                                                 Account         MidCap Account        Account
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Operating Loss)
Income:
     Dividends............................................................        $ 3,870,500        $ 5,208,144          $ 701,325
     Interest.............................................................            109,258            140,318             21,882
     Securities lending...................................................              6,747             53,582             32,282
                                                              Total Income          3,986,505          5,402,044            755,489
Expenses:
     Management and investment advisory fees..............................          1,181,048          2,440,598            653,138
     Custodian fees.......................................................              3,127              9,281              4,519
     Directors' expenses..................................................              8,258              8,258              8,258
     Other expenses.......................................................                946              3,821                444
                                                           Total  Expenses          1,193,379          2,461,958            666,359
                                    Net Investment Income (Operating Loss)          2,793,126          2,940,086             89,130

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
     Investment transactions..............................................          7,658,471         43,327,482         10,101,014
Change in unrealized appreciation/depreciation of:
     Investments..........................................................         21,265,437         11,569,594         (3,634,641)
        Net Realized and Unrealized Gain (Loss) on Investments and Foreign
                                                                Currencies         28,923,908         54,897,076          6,466,373
           Net Increase (Decrease) in Net Assets Resulting from Operations       $ 31,717,034       $ 57,837,162        $ 6,555,503







                                                                                                                      Principal
                                                                              MidCap Value        Money Market      LifeTime 2010
                                                                                 Account            Account            Account
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Operating Loss)
Income:
     Dividends from affiliates............................................                $ -                $ -          $ 451,444
     Dividends............................................................          2,194,993                  -                  -
     Interest.............................................................             73,271          8,191,274                  -
     Securities lending...................................................             48,239                  4                  -
                                                              Total Income          2,316,503          8,191,278            451,444
Expenses:
     Management and investment advisory fees..............................          1,318,501            775,068             24,584
     Custodian fees.......................................................              8,673              7,723                  -
     Directors' expenses..................................................              8,274              8,258              8,259
     Other expenses.......................................................                861                953                104
                                                           Total  Expenses          1,336,309            792,002             32,947
     Less: Reimbursement from Manager ....................................                  -                  -                826
                                                        Total Net Expenses                  -                  -             32,121
                                    Net Investment Income (Operating Loss)            980,194          7,399,276            419,323

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
     Investment transactions..............................................         12,665,138                  -                  -
     Investment transactions in affiliates................................                  -                  -            224,212
     Other investment companies...........................................                  -                  -            155,342
Change in unrealized appreciation/depreciation of:
     Investments..........................................................          2,305,650                  -                  -
     Investments in affiliates............................................                  -                  -          1,661,748
        Net Realized and Unrealized Gain (Loss) on Investments and Foreign
                                                                Currencies         14,970,788                  -          2,041,302
           Net Increase (Decrease) in Net Assets Resulting from Operations       $ 15,950,982        $ 7,399,276        $ 2,460,625







                                                                                                   Principal          Principal
                                                                           Principal LifeTime    LifeTime 2030      LifeTime 2040
                                                                              2020 Account          Account            Account
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Operating Loss)
Income:
     Dividends from affiliates............................................          $ 785,798           $ 99,762           $ 39,521
                                                              Total Income            785,798             99,762             39,521
Expenses:
     Management and investment advisory fees..............................             70,788             10,998              5,022
     Directors' expenses..................................................              8,258              8,258              8,283
     Other expenses.......................................................                319                 28                 18
                                                           Total  Expenses             79,365             19,284             13,323
     Less: Reimbursement from Manager ....................................              4,212              4,913              7,991
                                                        Total Net Expenses             75,153             14,371              5,332
                                    Net Investment Income (Operating Loss)            710,645             85,391             34,189

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
     Investment transactions in affiliates................................            426,914             91,977             17,151
     Other investment companies...........................................            468,315             68,551             34,537
Change in unrealized appreciation/depreciation of:
     Investments in affiliates............................................          7,323,591          1,193,473            550,714
        Net Realized and Unrealized Gain (Loss) on Investments and Foreign
                                                                Currencies          8,218,820          1,354,001            602,402
           Net Increase (Decrease) in Net Assets Resulting from Operations        $ 8,929,465        $ 1,439,392          $ 636,591







                                                                                                   Principal
                                                                                                    LifeTime
                                                                           Principal LifeTime   Strategic Income     Real Estate
                                                                              2050 Account          Account       Securities Account
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Operating Loss)
Income:
     Dividends from affiliates............................................           $ 19,340          $ 232,563                $ -
     Dividends............................................................                  -                  -          3,919,304
     Interest.............................................................                  -                  -            161,536
     Securities lending...................................................                  -                  -              5,802
                                                              Total Income             19,340            232,563          4,086,642
Expenses:
     Management and investment advisory fees..............................              3,179             11,396          1,880,878
     Custodian fees.......................................................                  -                  -              2,713
     Directors' expenses..................................................              8,283              8,283              8,283
     Other expenses.......................................................                 10                 34              1,356
                                                           Total  Expenses             11,472             19,713          1,893,230
     Less: Reimbursement from Manager ....................................              8,357              6,686                  -
                                                        Total Net Expenses              3,115             13,027                  -
                                    Net Investment Income (Operating Loss)             16,225            219,536          2,193,412

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
     Investment transactions..............................................                  -                  -         30,353,160
     Investment transactions in affiliates................................             17,911             96,098                  -
     Other investment companies...........................................             20,300             47,230                  -
Change in unrealized appreciation/depreciation of:
     Investments..........................................................                  -                  -         34,363,405
     Investments in affiliates............................................            366,791            588,563                  -
        Net Realized and Unrealized Gain (Loss) on Investments and Foreign
                                                                Currencies            405,002            731,891         64,716,565
           Net Increase (Decrease) in Net Assets Resulting from Operations          $ 421,227          $ 951,427       $ 66,909,977







                                                                             Short-Term Bond                       SmallCap Growth
                                                                                 Account        SmallCap Account       Account
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Operating Loss)
Income:
     Dividends............................................................                $ -          $ 976,799          $ 151,175
     Interest.............................................................          5,173,500            126,211             49,033
     Securities lending...................................................             20,019             78,880             94,969
                                                              Total Income          5,193,519          1,181,890            295,177
Expenses:
     Management and investment advisory fees..............................            501,471            840,276            721,729
     Custodian fees.......................................................             14,086              7,845              8,674
     Directors' expenses..................................................              8,150              8,283              8,283
     Other expenses.......................................................              2,987              4,035                527
     Reverse repurchase agreement interest expense........................            120,714                N/A                N/A
                                                           Total  Expenses            647,408            860,439            739,213
                                    Net Investment Income (Operating Loss)          4,546,111            321,451           (444,036)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
     Investment transactions..............................................           (210,813)        11,209,301          7,493,460
     Futures contracts....................................................            (61,713)                 -                  -
     Options..............................................................               (825)                 -                  -
     Swap agreements......................................................             37,200                  -                  -
Change in unrealized appreciation/depreciation of:
     Investments..........................................................            271,770            181,223         (1,129,535)
     Swap agreements......................................................            (42,169)                 -                  -
        Net Realized and Unrealized Gain (Loss) on Investments and Foreign
                                                                Currencies             (6,550)        11,390,524          6,363,925
           Net Increase (Decrease) in Net Assets Resulting from Operations        $ 4,539,561       $ 11,711,975        $ 5,919,889



                                                                             SmallCap Value
                                                                                 Account
-----------------------------------------------------------------------------------------------
Net Investment Income (Operating Loss)
Income:
     Dividends............................................................        $ 2,181,621
     Interest.............................................................            122,723
     Securities lending...................................................            116,756
                                                              Total Income          2,421,100
Expenses:
     Management and investment advisory fees..............................          1,634,090
     Custodian fees.......................................................             29,564
     Directors' expenses..................................................              8,283
     Other expenses.......................................................              2,470
                                                           Total  Expenses          1,674,407
                                    Net Investment Income (Operating Loss)            746,693

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
     Investment transactions..............................................         13,971,861
     Futures contracts....................................................            832,960
Change in unrealized appreciation/depreciation of:
     Investments..........................................................          9,997,933
     Futures contracts....................................................              5,006
        Net Realized and Unrealized Gain (Loss) on Investments and Foreign
                                                                Currencies         24,807,760
           Net Increase (Decrease) in Net Assets Resulting from Operations       $ 25,554,453



                       STATEMENTS OF CHANGES IN NET ASSETS
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                                                        Asset Allocation Account                  Balanced Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                                    December 31,     December 31,     December 31,    December 31,
                                                                        2006             2005             2006            2005
Operations
Net investment income (operating loss)...........................     $ 1,931,822      $ 1,519,609      $ 2,736,703     $ 2,633,734
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................       4,071,335        4,842,315        7,491,440       5,939,588
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .       6,042,824         (925,614)       1,978,204        (811,435)
  Net Increase (Decrease) in Net Assets Resulting from Operations      12,045,981        5,436,310       12,206,347       7,761,887

Dividends and Distributions to Shareholders
From net investment income.......................................        (771,523)      (1,632,761)      (2,783,071)     (3,095,662)
From net realized gain on investments and foreign currency
transactions.....................................................      (1,354,642)               -                -               -
                                Total Dividends and Distributions      (2,126,165)      (1,632,761)      (2,783,071)     (3,095,662)

Capital Share Transactions
Shares sold......................................................       7,194,411        6,551,874        4,094,043       5,273,973
Shares issued in reinvestment of dividends and distributions.....       2,126,165        1,632,761        2,783,071       3,095,662
Shares redeemed..................................................     (17,496,158)     (14,481,464)     (21,020,127)    (22,656,490)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions      (8,175,582)      (6,296,829)     (14,143,013)    (14,286,855)
                                        Total Increase (Decrease)       1,744,234       (2,493,280)      (4,719,737)     (9,620,630)

Net Assets
Beginning of period..............................................     100,637,258      103,130,538      116,927,248     126,547,878
End of period (including undistributed net investment income as
set forth below).................................................   $ 102,381,492    $ 100,637,258    $ 112,207,511   $ 116,927,248
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................     $ 1,397,463        $ 725,494      $ 2,698,212     $ 2,621,746


Increase (Decrease) in Capital Shares
Shares sold......................................................         549,467          537,001          268,666         369,913
Shares issued in reinvestment of dividends and distributions.....         166,889          137,322          187,286         222,870
Shares redeemed..................................................      (1,337,011)      (1,193,316)      (1,381,274)     (1,585,466)

Net Increase (Decrease)..........................................        (620,655)        (518,993)        (925,322)       (992,683)








                                                                            Bond Account                 Capital Value Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                                    December 31,     December 31,     December 31,    December 31,
                                                                        2006             2005             2006            2005
Operations
Net investment income (operating loss)...........................    $ 18,446,160     $ 12,902,805      $ 4,679,984     $ 4,195,265
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................         585,188         (603,452)      16,924,820      23,468,099
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .      (1,461,748)      (4,664,914)      27,971,727     (10,798,361)
  Net Increase (Decrease) in Net Assets Resulting from Operations      17,569,600        7,634,439       49,576,531      16,865,003

Dividends and Distributions to Shareholders
From net investment income.......................................     (13,845,215)     (13,174,369)      (4,194,636)        (30,727)
From net realized gain on investments and foreign currency
transactions.....................................................               -                -      (22,165,642)              -
                                Total Dividends and Distributions     (13,845,215)     (13,174,369)     (26,360,278)        (30,727)

Capital Share Transactions
Shares sold......................................................      92,543,551       69,952,301       23,509,093      16,396,386
Shares issued in reinvestment of dividends and distributions.....      13,845,215       13,174,369       26,360,278          30,727
Shares redeemed..................................................     (33,323,488)     (26,227,414)     (39,072,498)    (40,350,974)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions      73,065,278       56,899,256       10,796,873     (23,923,861)
                                        Total Increase (Decrease)      76,789,663       51,359,326       34,013,126      (7,089,585)

Net Assets
Beginning of period..............................................     338,043,816      286,684,490      258,490,061     265,579,646
End of period (including undistributed net investment income as
set forth below).................................................   $ 414,833,479    $ 338,043,816    $ 292,503,187   $ 258,490,061
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................    $ 18,431,258     $ 12,817,840      $ 4,679,984     $ 4,195,034


Increase (Decrease) in Capital Shares
Shares sold......................................................       7,893,341        5,862,936          684,730         492,747
Shares issued in reinvestment of dividends and distributions.....       1,197,683        1,115,527          819,915             952
Shares redeemed..................................................      (2,846,769)      (2,193,887)      (1,143,460)     (1,219,452)

Net Increase (Decrease)..........................................       6,244,255        4,784,576          361,185        (725,753)








                                                                  Diversified International Account      Equity Growth Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                                    December 31,     December 31,     December 31,    December 31,
                                                                        2006             2005             2006            2005
Operations
Net investment income (operating loss)...........................     $ 4,623,081      $ 3,137,068      $ 1,571,258         $ 2,902
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................      54,223,151       33,353,340       16,320,282      17,326,849
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .      25,988,540       19,250,887       (2,352,227)      1,710,430
  Net Increase (Decrease) in Net Assets Resulting from Operations      84,834,772       55,741,295       15,539,313      19,040,181

Dividends and Distributions to Shareholders
From net investment income.......................................      (3,988,130)      (2,532,765)          (3,152)              -
From net realized gain on investments and foreign currency
transactions.....................................................      (9,155,847)               -                -               -
                                Total Dividends and Distributions     (13,143,977)      (2,532,765)          (3,152)              -

Capital Share Transactions
Shares sold......................................................      63,188,434       31,714,569       17,376,532       8,137,039
Shares issued in reinvestment of dividends and distributions.....      13,143,977        2,532,765            3,152               -
Shares redeemed..................................................     (32,650,063)     (20,561,829)     (37,036,758)    (33,685,342)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions      43,682,348       13,685,505      (19,657,074)    (25,548,303)
                                        Total Increase (Decrease)     115,373,143       66,894,035       (4,120,913)     (6,508,122)

Net Assets
Beginning of period..............................................     293,647,093      226,753,058      274,191,746     280,699,868
End of period (including undistributed net investment income as
set forth below).................................................   $ 409,020,236    $ 293,647,093    $ 270,070,833   $ 274,191,746
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................     $ 3,702,794      $ 2,932,214      $ 1,571,008         $ 2,902


Increase (Decrease) in Capital Shares
Shares sold......................................................       3,387,137        2,176,028          998,345         507,069
Shares issued in reinvestment of dividends and distributions.....         762,412          187,751              181               -
Shares redeemed..................................................      (1,783,458)      (1,407,442)      (2,160,339)     (2,108,912)

Net Increase (Decrease)..........................................       2,366,091          956,337       (1,161,813)     (1,601,843)








                                                                        Equity Income Account             Equity Value Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                                    December 31,     December 31,     December 31,    December 31,
                                                                        2006             2005             2006            2005
Operations
Net investment income (operating loss)...........................     $ 4,151,336      $ 2,431,947         $ 78,369        $ 36,844
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................      22,277,701        4,014,497           72,004         103,595
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .      (1,444,938)        (972,518)         784,662         (21,898)
  Net Increase (Decrease) in Net Assets Resulting from Operations      24,984,099        5,473,926          935,035         118,541

Dividends and Distributions to Shareholders
From net investment income.......................................      (2,452,714)         (50,388)         (77,748)        (36,675)
From net realized gain on investments and foreign currency
transactions.....................................................               -                -          (71,102)        (98,717)
                                Total Dividends and Distributions      (2,452,714)         (50,388)        (148,850)       (135,392)

Capital Share Transactions
Shares sold......................................................      65,663,477       44,896,016        2,034,761       1,565,422
Shares issued in reinvestment of dividends and distributions.....       2,452,714           50,388           86,190          47,632
Shares redeemed..................................................     (16,719,619)      (3,452,789)        (122,669)        (87,978)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions      51,396,572       41,493,615        1,998,282       1,525,076
                                        Total Increase (Decrease)      73,927,957       46,917,153        2,784,467       1,508,225

Net Assets
Beginning of period..............................................      91,488,956       44,571,803        3,721,557       2,213,332
End of period (including undistributed net investment income as
set forth below).................................................   $ 165,416,913     $ 91,488,956      $ 6,506,024     $ 3,721,557
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................     $ 4,173,501      $ 2,452,122            $ 621           $ 325


Increase (Decrease) in Capital Shares
Shares sold......................................................       6,252,856        4,774,251          171,452         140,346
Shares issued in reinvestment of dividends and distributions.....         248,754            5,643            6,767           4,280
Shares redeemed..................................................      (1,565,068)        (369,598)         (10,276)         (7,883)

Net Increase (Decrease)..........................................       4,936,542        4,410,296          167,943         136,743








                                                                   Government & High Quality Bond
                                                                               Account                       Growth Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                                    December 31,     December 31,     December 31,    December 31,
                                                                        2006             2005             2006            2005
Operations
Net investment income (operating loss)...........................    $ 13,931,034     $ 12,629,352        $ 773,163       $ 329,054
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................        (922,667)      (2,019,050)       9,337,251      (1,351,694)
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .        (334,102)      (4,112,508)       1,391,089      15,419,015
  Net Increase (Decrease) in Net Assets Resulting from Operations      12,674,265        6,497,794       11,501,503      14,396,375

Dividends and Distributions to Shareholders
From net investment income.......................................     (12,738,258)     (14,340,475)        (328,179)       (915,239)
                                Total Dividends and Distributions     (12,738,258)     (14,340,475)        (328,179)       (915,239)

Capital Share Transactions
Shares sold......................................................      26,753,286       26,672,808       14,157,156       4,779,660
Shares issued in reinvestment of dividends and distributions.....      12,738,258       14,340,475          328,179         915,239
Shares redeemed..................................................     (50,271,577)     (51,156,942)     (21,045,444)    (29,878,237)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions     (10,780,033)     (10,143,659)      (6,560,109)    (24,183,338)
                                        Total Increase (Decrease)     (10,844,026)     (17,986,340)       4,613,215     (10,702,202)

Net Assets
Beginning of period..............................................     316,047,443      334,033,783      124,254,046     134,956,248
End of period (including undistributed net investment income as
set forth below).................................................   $ 305,203,417    $ 316,047,443    $ 128,867,261   $ 124,254,046
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................    $ 14,131,486     $ 12,744,647        $ 773,163       $ 328,322


Increase (Decrease) in Capital Shares
Shares sold......................................................       2,411,583        2,365,452        1,015,872         383,723
Shares issued in reinvestment of dividends and distributions.....       1,168,648        1,284,031           24,166          78,026
Shares redeemed..................................................      (4,548,349)      (4,532,042)      (1,540,855)     (2,417,540)

Net Increase (Decrease)..........................................        (968,118)        (882,559)        (500,817)     (1,955,791)



                                                                   International Emerging Markets
                                                                               Account               International SmallCap Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                                    December 31,     December 31,     December 31,    December 31,
                                                                        2006             2005             2006            2005
Operations
Net investment income (operating loss)...........................     $ 1,009,554        $ 809,995      $ 1,170,948       $ 731,825
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................      14,780,853       11,127,496       34,300,798      23,660,534
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .      14,838,908        5,858,765        7,758,888       7,170,725
  Net Increase (Decrease) in Net Assets Resulting from Operations      30,629,315       17,796,256       43,230,634      31,563,084

Dividends and Distributions to Shareholders
From net investment income.......................................               -         (650,749)        (861,761)       (619,002)
From net realized gain on investments and foreign currency
transactions.....................................................      (2,793,742)     (11,687,289)     (23,616,884)     (1,108,232)
                                Total Dividends and Distributions      (2,793,742)     (12,338,038)     (24,478,645)     (1,727,234)

Capital Share Transactions
Shares sold......................................................      30,707,888       23,283,025       24,845,736      22,147,383
Shares issued in reinvestment of dividends and distributions.....       2,793,742       12,338,038       24,478,645       1,727,234
Shares redeemed..................................................     (11,765,336)     (12,942,863)     (28,407,532)    (10,089,670)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions      21,736,294       22,678,200       20,916,849      13,784,947
                                        Total Increase (Decrease)      49,571,867       28,136,418       39,668,838      43,620,797

Net Assets
Beginning of period..............................................      71,638,896       43,502,478      143,454,186      99,833,389
End of period (including undistributed net investment income as
set forth below).................................................   $ 121,210,763     $ 71,638,896    $ 183,123,024   $ 143,454,186
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................       $ 892,459        $ (41,309)     $ 1,375,971       $ 670,032


Increase (Decrease) in Capital Shares
Shares sold......................................................       1,692,165        1,508,448        1,113,741       1,175,369
Shares issued in reinvestment of dividends and distributions.....         162,996          812,091        1,194,080          96,818
Shares redeemed..................................................        (670,271)        (790,035)      (1,286,638)       (529,445)

Net Increase (Decrease)..........................................       1,184,890        1,530,504        1,021,183         742,742








                                                                       LargeCap Blend Account        LargeCap Growth Equity Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                                    December 31,     December 31,     December 31,    December 31,
                                                                        2006             2005             2006            2005
Operations
Net investment income (operating loss)...........................     $ 1,804,048      $ 1,037,738        $ 111,727        $ 57,709
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................       9,018,105        4,281,033        1,082,273         965,654
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .      14,485,751          355,046          (21,912)        123,867
  Net Increase (Decrease) in Net Assets Resulting from Operations      25,307,904        5,673,817        1,172,088       1,147,230

Dividends and Distributions to Shareholders
From net investment income.......................................      (1,038,059)         (12,083)            (795)        (55,234)
From net realized gain on investments and foreign currency
transactions.....................................................      (4,254,931)        (378,031)               -               -
                                Total Dividends and Distributions      (5,292,990)        (390,114)            (795)        (55,234)

Capital Share Transactions
Shares sold......................................................      48,979,179       41,291,795       12,215,144       9,441,311
Shares issued in reinvestment of dividends and distributions.....       5,292,990          390,114              795          55,234
Shares redeemed..................................................      (6,990,937)      (2,643,959)     (10,692,862)     (4,855,554)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions      47,281,232       39,037,950        1,523,077       4,640,991
                                        Total Increase (Decrease)      67,296,146       44,321,653        2,694,370       5,732,987

Net Assets
Beginning of period..............................................     135,072,477       90,750,824       36,911,889      31,178,902
End of period (including undistributed net investment income as
set forth below).................................................   $ 202,368,623    $ 135,072,477     $ 39,606,259    $ 36,911,889
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................     $ 1,803,706      $ 1,037,717        $ 111,727         $ 1,154


Increase (Decrease) in Capital Shares
Shares sold......................................................       4,284,314        3,826,199        2,623,460       2,051,003
Shares issued in reinvestment of dividends and distributions.....         486,042           37,119              166          11,483
Shares redeemed..................................................        (611,231)        (244,204)      (2,286,563)     (1,081,180)

Net Increase (Decrease)..........................................       4,159,125        3,619,114          337,063         981,306








                                                                    LargeCap Stock Index Account         LargeCap Value Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                                    December 31,     December 31,     December 31,    December 31,
                                                                        2006             2005             2006            2005
Operations
Net investment income (operating loss)...........................     $ 3,265,707      $ 2,507,461      $ 2,793,126     $ 1,488,400
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................         534,187          294,908        7,658,471       2,634,112
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .      24,809,523        4,856,257       21,265,437       1,527,850
  Net Increase (Decrease) in Net Assets Resulting from Operations      28,609,417        7,658,626       31,717,034       5,650,362

Dividends and Distributions to Shareholders
From net investment income.......................................      (2,507,163)         (40,722)      (1,487,505)        (11,764)
From net realized gain on investments and foreign currency
transactions.....................................................               -                -       (2,633,532)       (480,937)
                                Total Dividends and Distributions      (2,507,163)         (40,722)      (4,121,037)       (492,701)

Capital Share Transactions
Shares sold......................................................      43,197,842       40,288,542       54,838,297      38,996,866
Shares issued in reinvestment of dividends and distributions.....       2,507,163           40,722        4,121,037         492,701
Shares redeemed..................................................     (29,623,525)     (27,040,858)      (8,031,526)     (3,147,207)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions      16,081,480       13,288,406       50,927,808      36,342,360
                                        Total Increase (Decrease)      42,183,734       20,906,310       78,523,805      41,500,021

Net Assets
Beginning of period..............................................     179,143,046      158,236,736      122,220,922      80,720,901
End of period (including undistributed net investment income as
set forth below).................................................   $ 221,326,780    $ 179,143,046    $ 200,744,727   $ 122,220,922
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................     $ 3,265,161      $ 2,506,617      $ 2,793,126     $ 1,487,947


Increase (Decrease) in Capital Shares
Shares sold......................................................       4,502,731        4,578,581        4,163,653       3,241,500
Shares issued in reinvestment of dividends and distributions.....         273,708            4,730          333,958          42,111
Shares redeemed..................................................      (3,122,377)      (3,077,047)        (610,550)       (261,113)

Net Increase (Decrease)..........................................       1,654,062        1,506,264        3,887,061       3,022,498








                                                                           MidCap Account                MidCap Growth Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                                    December 31,     December 31,     December 31,    December 31,
                                                                        2006             2005             2006            2005
Operations
Net investment income (operating loss)...........................     $ 2,940,086      $ 4,495,924         $ 89,130       $ (93,922)
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................      43,327,482       51,233,120       10,101,014       7,887,930
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .      11,569,594      (19,943,847)      (3,634,641)        380,750
  Net Increase (Decrease) in Net Assets Resulting from Operations      57,837,162       35,785,197        6,555,503       8,174,758

Dividends and Distributions to Shareholders
From net investment income.......................................      (4,495,466)         (13,912)               -               -
From net realized gain on investments and foreign currency
transactions.....................................................     (51,130,156)      (6,586,201)      (1,912,747)              -
                                Total Dividends and Distributions     (55,625,622)      (6,600,113)      (1,912,747)              -

Capital Share Transactions
Shares sold......................................................      36,271,820       32,862,248       10,316,106       6,977,807
Shares issued in reinvestment of dividends and distributions.....      55,625,622        6,600,113        1,912,747               -
Shares redeemed..................................................     (57,271,429)     (43,139,578)     (10,496,491)     (6,355,875)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions      34,626,013       (3,677,217)       1,732,362         621,932
                                        Total Increase (Decrease)      36,837,553       25,507,867        6,375,118       8,796,690

Net Assets
Beginning of period..............................................     420,811,644      395,303,777       68,470,760      59,674,070
End of period (including undistributed net investment income as
set forth below).................................................   $ 457,649,197    $ 420,811,644     $ 74,845,878    $ 68,470,760
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................     $ 2,940,086      $ 4,495,924         $ 89,130             $ -


Increase (Decrease) in Capital Shares
Shares sold......................................................         915,714          822,254          904,412         679,168
Shares issued in reinvestment of dividends and distributions.....       1,473,136          172,417          165,749               -
Shares redeemed..................................................      (1,450,696)      (1,077,343)        (927,267)       (625,145)

Net Increase (Decrease)..........................................         938,154          (82,672)         142,894          54,023








                                                                        MidCap Value Account              Money Market Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                                    December 31,     December 31,     December 31,    December 31,
                                                                        2006             2005             2006            2005
Operations
Net investment income (operating loss)...........................       $ 980,194        $ 301,587      $ 7,399,276     $ 3,767,623
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................      12,665,138       12,350,664                -               -
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .       2,305,650       (2,671,959)               -               -
  Net Increase (Decrease) in Net Assets Resulting from Operations      15,950,982        9,980,292        7,399,276       3,767,623

Dividends and Distributions to Shareholders
From net investment income.......................................        (301,429)               -       (7,399,276)     (3,767,623)
From net realized gain on investments and foreign currency
transactions.....................................................     (12,315,323)      (2,039,170)               -               -
                                Total Dividends and Distributions     (12,616,752)      (2,039,170)      (7,399,276)     (3,767,623)

Capital Share Transactions
Shares sold......................................................      30,735,351       30,624,700      157,697,582     138,308,790
Shares issued in reinvestment of dividends and distributions.....      12,616,752        2,039,170        7,399,276       3,767,623
Shares redeemed..................................................     (17,006,788)      (6,334,036)    (135,540,520)   (131,976,296)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions      26,345,315       26,329,834       29,556,338      10,100,117
                                        Total Increase (Decrease)      29,679,545       34,270,956       29,556,338      10,100,117

Net Assets
Beginning of period..............................................     112,436,561       78,165,605      150,653,430     140,553,313
End of period (including undistributed net investment income as
set forth below).................................................   $ 142,116,106    $ 112,436,561    $ 180,209,768   $ 150,653,430
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................       $ 980,194        $ 301,587              $ -             $ -


Increase (Decrease) in Capital Shares
Shares sold......................................................       1,955,790        1,970,296      157,697,582     138,308,790
Shares issued in reinvestment of dividends and distributions.....         818,738          136,308        7,399,276       3,767,623
Shares redeemed..................................................      (1,084,001)        (403,416)    (135,540,520)   (131,976,296)

Net Increase (Decrease)..........................................       1,690,527        1,703,188       29,556,338      10,100,117








                                                                   Principal LifeTime 2010 Account  Principal LifeTime 2020 Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                                    December 31,     December 31,     December 31,    December 31,
                                                                        2006             2005             2006            2005
Operations
Net investment income (operating loss)...........................       $ 419,323          $ 9,250        $ 710,645        $ (8,851)
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................         379,554               72          895,229             174
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .       1,661,748          333,742        7,323,591         886,995
  Net Increase (Decrease) in Net Assets Resulting from Operations       2,460,625          343,064        8,929,465         878,318

Dividends and Distributions to Shareholders
From net investment income.......................................          (9,319)             (24)               -             (31)
From net realized gain on investments and foreign currency
transactions.....................................................            (130)            (109)               -            (118)
                                Total Dividends and Distributions          (9,449)            (133)               -            (149)

Capital Share Transactions
Shares sold......................................................      14,222,679       12,727,015       63,745,467      26,082,649
Shares issued in reinvestment of dividends and distributions.....           9,442               51                -              54
Shares redeemed..................................................      (2,677,033)        (150,862)        (829,176)       (222,869)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions      11,555,088       12,576,204       62,916,291      25,859,834
                                        Total Increase (Decrease)      14,006,264       12,919,135       71,845,756      26,738,003

Net Assets
Beginning of period..............................................      12,929,978           10,843       26,753,137          15,134
End of period (including undistributed net investment income as
set forth below).................................................    $ 26,936,242     $ 12,929,978     $ 98,598,893    $ 26,753,137
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................       $ 419,254          $ 9,250        $ 710,645             $ -


Increase (Decrease) in Capital Shares
Shares sold......................................................       1,195,342        1,149,668        5,138,186       2,321,670
Shares issued in reinvestment of dividends and distributions.....             817                5                -               5
Shares redeemed..................................................        (222,534)         (13,572)         (66,154)        (19,645)

Net Increase (Decrease)..........................................         973,625        1,136,101        5,072,032       2,302,030








                                                                   Principal LifeTime 2030 Account  Principal LifeTime 2040 Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                                    December 31,     December 31,     December 31,    December 31,
                                                                        2006             2005             2006            2005
Operations
Net investment income (operating loss)...........................        $ 85,391          $ 1,030         $ 34,189           $ 889
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................         160,528              404           51,688             390
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .       1,193,473          124,970          550,714          87,601
  Net Increase (Decrease) in Net Assets Resulting from Operations       1,439,392          126,404          636,591          88,880

Dividends and Distributions to Shareholders
From net investment income.......................................          (1,065)            (289)            (903)           (261)
From net realized gain on investments and foreign currency
transactions.....................................................            (492)          (1,086)            (452)           (879)
                                Total Dividends and Distributions          (1,557)          (1,375)          (1,355)         (1,140)

Capital Share Transactions
Shares sold......................................................      11,333,725        3,801,490        5,458,741       1,794,442
Shares issued in reinvestment of dividends and distributions.....           1,552            1,300            1,348           1,070
Shares redeemed..................................................      (1,466,882)        (161,399)        (732,529)       (136,737)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions       9,868,395        3,641,391        4,727,560       1,658,775
                                        Total Increase (Decrease)      11,306,230        3,766,420        5,362,796       1,746,515

Net Assets
Beginning of period..............................................       3,917,775          151,355        1,893,385         146,870
End of period (including undistributed net investment income as
set forth below).................................................    $ 15,224,005      $ 3,917,775      $ 7,256,181     $ 1,893,385
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................        $ 85,356          $ 1,030         $ 34,174           $ 888


Increase (Decrease) in Capital Shares
Shares sold......................................................         919,013          337,240          431,561         159,027
Shares issued in reinvestment of dividends and distributions.....             130              121              111              98
Shares redeemed..................................................        (115,967)         (14,316)         (58,473)        (12,138)

Net Increase (Decrease)..........................................         803,176          323,045          373,199         146,987








                                                                                                      Principal LifeTime Strategic
                                                                   Principal LifeTime 2050 Account           Income Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                                    December 31,     December 31,     December 31,    December 31,
                                                                        2006             2005             2006            2005
Operations
Net investment income (operating loss)...........................        $ 16,225            $ 346        $ 219,536        $ 12,752
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................          38,211              109          143,328           3,329
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .         366,791           34,605          588,563         144,135
  Net Increase (Decrease) in Net Assets Resulting from Operations         421,227           35,060          951,427         160,216

Dividends and Distributions to Shareholders
From net investment income.......................................            (350)            (138)         (12,800)            (31)
From net realized gain on investments and foreign currency
transactions.....................................................            (114)            (439)          (3,292)           (138)
                                Total Dividends and Distributions            (464)            (577)         (16,092)           (169)

Capital Share Transactions
Shares sold......................................................       4,080,155        1,053,091        7,136,365       5,380,115
Shares issued in reinvestment of dividends and distributions.....             459              505           16,062              19
Shares redeemed..................................................        (451,231)         (15,992)        (896,209)        (87,378)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions       3,629,383        1,037,604        6,256,218       5,292,756
                                        Total Increase (Decrease)       4,050,146        1,072,087        7,191,553       5,452,803

Net Assets
Beginning of period..............................................       1,160,328           88,241        5,463,480          10,677
End of period (including undistributed net investment income as
set forth below).................................................     $ 5,210,474      $ 1,160,328     $ 12,655,033     $ 5,463,480
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................        $ 16,221            $ 346        $ 219,488        $ 12,752


Increase (Decrease) in Capital Shares
Shares sold......................................................         319,240           91,325          624,210         501,534
Shares issued in reinvestment of dividends and distributions.....              38               46            1,438               2
Shares redeemed..................................................         (36,289)          (1,421)         (78,700)         (8,065)

Net Increase (Decrease)..........................................         282,989           89,950          546,948         493,471








                                                                   Real Estate Securities Account       Short-Term Bond Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                                    December 31,     December 31,     December 31,    December 31,
                                                                        2006             2005             2006            2005
Operations
Net investment income (operating loss)...........................     $ 2,193,412      $ 3,400,216      $ 4,546,111     $ 2,196,935
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................      30,353,160        9,657,799         (236,151)       (536,715)
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .      34,363,405       11,126,569          229,601        (369,946)
  Net Increase (Decrease) in Net Assets Resulting from Operations      66,909,977       24,184,584        4,539,561       1,290,274

Dividends and Distributions to Shareholders
From net investment income.......................................      (3,400,900)         (35,227)      (2,291,558)     (1,069,437)
From net realized gain on investments and foreign currency
transactions.....................................................      (9,642,869)      (1,314,042)               -               -
                                Total Dividends and Distributions     (13,043,769)      (1,349,269)      (2,291,558)     (1,069,437)

Capital Share Transactions
Shares sold......................................................      40,633,251       29,133,074       46,560,687      37,274,855
Shares issued in reinvestment of dividends and distributions.....      13,043,769        1,349,269        2,291,558       1,069,437
Shares redeemed..................................................     (30,510,033)     (20,417,667)     (14,557,914)    (10,984,418)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions      23,166,987       10,064,676       34,294,331      27,359,874
                                        Total Increase (Decrease)      77,033,195       32,899,991       36,542,334      27,580,711

Net Assets
Beginning of period..............................................     178,922,205      146,022,214       83,822,116      56,241,405
End of period (including undistributed net investment income as
set forth below).................................................   $ 255,955,400    $ 178,922,205    $ 120,364,450    $ 83,822,116
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................     $ 2,192,560      $ 3,400,048      $ 4,678,917     $ 2,285,909


Increase (Decrease) in Capital Shares
Shares sold......................................................       1,793,398        1,583,463        4,638,359       3,719,912
Shares issued in reinvestment of dividends and distributions.....         645,412           81,625          232,410         107,806
Shares redeemed..................................................      (1,350,280)      (1,110,959)      (1,452,150)     (1,096,539)

Net Increase (Decrease)..........................................       1,088,530          554,129        3,418,619       2,731,179








                                                                          SmallCap Account              SmallCap Growth Account
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                                    December 31,     December 31,     December 31,    December 31,
                                                                        2006             2005             2006            2005
Operations
Net investment income (operating loss)...........................       $ 321,451        $ 154,435       $ (444,036)     $ (479,719)
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................      11,209,301        7,170,805        7,493,460       8,409,276
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .         181,223       (1,109,022)      (1,129,535)     (3,781,803)
  Net Increase (Decrease) in Net Assets Resulting from Operations      11,711,975        6,216,218        5,919,889       4,147,754

Dividends and Distributions to Shareholders
From net investment income.......................................        (153,862)         (18,034)               -               -
From net realized gain on investments and foreign currency
transactions.....................................................      (6,243,826)               -                -               -
                                Total Dividends and Distributions      (6,397,688)         (18,034)               -               -

Capital Share Transactions
Shares sold......................................................       9,581,347       10,547,394       11,367,904       6,361,553
Shares issued in reinvestment of dividends and distributions.....       6,397,688           18,034                -               -
Shares redeemed..................................................     (12,638,231)      (7,403,019)     (10,616,364)     (7,306,890)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions       3,340,804        3,162,409          751,540        (945,337)
                                        Total Increase (Decrease)       8,655,091        9,360,593        6,671,429       3,202,417

Net Assets
Beginning of period..............................................      94,475,932       85,115,339       66,655,747      63,453,330
End of period (including undistributed net investment income as
set forth below).................................................   $ 103,131,023     $ 94,475,932     $ 73,327,176    $ 66,655,747
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................       $ 321,450        $ 154,435              $ -             $ -


Increase (Decrease) in Capital Shares
Shares sold......................................................         934,472        1,090,726        1,072,899         682,710
Shares issued in reinvestment of dividends and distributions.....         630,936            1,925                -               -
Shares redeemed..................................................      (1,243,925)        (759,019)      (1,008,031)       (790,468)

Net Increase (Decrease)..........................................         321,483          333,632           64,868        (107,758)








                                                                       SmallCap Value Account
----------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended
                                                                    December 31,     December 31,
                                                                        2006             2005
Operations
Net investment income (operating loss)...........................       $ 746,693        $ 448,733
Net realized gain (loss) from investment transactions and
foreign currency transactions....................................      14,804,821       14,634,506
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies .      10,002,939       (7,631,565)
  Net Increase (Decrease) in Net Assets Resulting from Operations      25,554,453        7,451,674

Dividends and Distributions to Shareholders
From net investment income.......................................        (448,006)         (52,768)
From net realized gain on investments and foreign currency
transactions.....................................................     (14,631,615)      (1,523,183)
                                Total Dividends and Distributions     (15,079,621)      (1,575,951)

Capital Share Transactions
Shares sold......................................................      36,050,882       28,723,909
Shares issued in reinvestment of dividends and distributions.....      15,079,621        1,575,951
Shares redeemed..................................................     (21,667,571)     (11,346,511)
         Net Increase (Decrease) in Net Assets from Capital Share
                                                     Transactions      29,462,932       18,953,349
                 Total Increase (Decrease) 39,937,764 24,829,072

Net Assets
Beginning of period..............................................     132,035,121      107,206,049
End of period (including undistributed net investment income as
set forth below).................................................   $ 171,972,885    $ 132,035,121
Undistributed (Overdistributed) Net Investment Income (Operating
Loss)............................................................       $ 747,007        $ 448,320


Increase (Decrease) in Capital Shares
Shares sold......................................................       2,058,531        1,706,640
Shares issued in reinvestment of dividends and distributions.....         894,933           97,221
Shares redeemed..................................................      (1,234,561)        (674,930)

Net Increase (Decrease)..........................................       1,718,903        1,128,931






                          NOTES TO FINANCIAL STATEMENTS

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                December 31, 2006


                                       82

1.  Organization










Principal Variable Contracts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At December 31, 2006, the Fund consists of 31 accounts (Asset Allocation Account, Balanced Account, Bond Account, Capital Value Account, Diversified International Account, Equity Growth Account, Equity Income Account, Equity Value Account, Government & High Quality Bond Account, Growth Account, International Emerging Markets Account, International SmallCap Account, LargeCap Blend Account, LargeCap Growth Equity Account, LargeCap Stock Index Account, LargeCap Value Account, MidCap Account, MidCap Growth Account, MidCap Value Account, Money Market Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, Short-Term Bond Account, SmallCap Account, SmallCap Growth Account, and SmallCap Value Account), known as the "Accounts".

Effective May 1, 2005, International Account changed its name to Diversified International Account.

Effective November 19, 2005, Government Securities Account and Limited Term Bond Account changed their names to Government & High Quality Bond Account and Short-Term Bond Account, respectively.

On December 15, 2006, shareholders approved a Plan of Reorganization whereby, Equity Growth Account will acquire all the assets of LargeCap Growth Equity Account subject to the liabilities of the account, in exchange for shares equal to a pro rata net assets of shares of Equity Growth Account.

Effective January 5, 2007, Principal Variable Contracts Fund, Inc. has acquired all the assets of each series of WM Variable Trust, in exchange for a number of shares equal to the pro rata net assets of shares of a series of Principal Variable Contracts Fund, Inc.

Effective January 5, 2007, Equity Income Account I will acquire all the assets of Equity Income Account subject to the liabilities of the account, in exchange for a number of shares equal to a pro rata net assets of shares of Equity Income Account I.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, and Principal LifeTime Strategic Income Account (collectively, the "Principal LifeTime Accounts") invest in combinations of other series of Principal Variable Contracts Fund, Inc. (the "Underlying Accounts"). Investments in the Underlying Accounts are valued at the closing net asset value per share of each Underlying Account on the day of valuation.

The Accounts (with the exception of Money Market Account and the Principal LifeTime Accounts) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and periodically reviewed by the Fund's Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account's net asset value are ordinarily not reflected in the account's net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account's net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund's Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security's fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each account invests in foreign securities listed on foreign exchanges which trade on days on which the account does not determine its net asset value, for example weekends and other customary national U.S. holidays, each account's net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.


2.  Significant Accounting Policies (Continued)

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may occasionally be necessary.

Short-term securities are valued at amortized cost, which approximates market. Money Market Account values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Accounts do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities.


Expenses. Expenses directly attributed to an account are charged to that account. Other account expenses not directly attributed to an account are apportioned among the funds managed by Principal Management Corporation. Expenses included in the statements of operations of the Principal LifeTime Accounts reflect the expenses of each Principal LifeTime Account and do not include any expenses associated with the Underlying Accounts.

Dividends and Distributions to Shareholders. With respect to Money Market Account, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, returns of capital, amortization of premiums and discounts, futures contracts, consent distributions, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

Real Estate Securities Account receives substantial distributions from holdings in Real Estate Investment Trusts ("REITs"). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of its income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each account is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

On July 13th, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the accounts' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon disposition of Indian securities held by the Accounts are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on Indian securities. At December 31, 2006, Diversified International Account had a foreign tax refund receivable of $527, a deferred tax liability of $81,233, and no capital loss carryforward, and International Emerging Markets Account had no foreign tax refund receivable, a deferred tax liability of $50,701, and no capital loss carryforward , relating to Indian securities.

3.  Operating Policies

Futures Contracts. The Accounts (with the exception of Money Market Account) may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account's cost basis in the contract.


Indemnification. Under the Fund's by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.


Joint Trading Account. Certain of the Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.

Line of Credit. Certain of the Accounts participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus ..375%. At December 31, 2006, Diversified International Account, International Emerging Markets Account, and International SmallCap Account had outstanding borrowing of $515,000, $402,000, and $232,000, respectively, at an annual rate of 5.695% under the line of credit. No other Accounts had outstanding borrowing under the line of credit.

Options Contracts. The Accounts (with the exception of Money Market Account) may enter into options on futures contracts for both hedging and non-hedging purposes. During the period the options contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account's cost basis in the contract.

Written option transactions during the year ended December 31, 2006, are summarized as follows:

Bond Account                                                                          Number of Contracts           Amount
------------                                                                          -------------------           ------
Beginning of period                                                                            --                       --
Options written                                                                               262                   $85,314
Options expired                                                                                --                       --
Options closed                                                                               (262)                 (90,718)
Options exercised                                                                              --                       --
Balance at end of period                                                                       --                       --

Government & High Quality Bond Account                                                Number of Contracts           Amount
--------------------------------------                                                -------------------           ------
Beginning of period                                                                            --                       --
Options written                                                                               785                  $158,366
Options expired                                                                                --                       --
Options closed                                                                               (396)                 (121,646)
Options exercised                                                                              --                       --
Balance at end of period                                                                      389                   79,016

Short-Term Bond Account                                                               Number of Contracts           Amount
-----------------------                                                               -------------------           ------
Beginning of period                                                                            --                       --
Options written                                                                                40                   $13,025
Options expired                                                                                --                       --
Options closed                                                                                (40)                  13,850
Options exercised                                                                              --                       --
Balance at end of period                                                                       --                       --

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the account in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.


Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. When repurchase agreement investments are made as part of the Account's securities lending program, the collateral is in the possession of the Account's lending agent or third party agent. The collateral is evaluated daily by the lending agent to ensure the value is maintained, at a minimum, in an amount equal to the principal amount plus accrued interest of each repurchase agreement. In the event of default on the obligation to repurchase, the account has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the account could experience delays in the realization of the collateral.


Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

Reverse Repurchase Agreements. Certain of the Accounts may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Accounts sell securities and agree to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Accounts, and are subject to the Accounts restrictions on borrowing. Reverse repurchase agreements may increase the volatility of the Accounts and involve risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. At December 31, 2006, the Accounts had no outstanding reverse repurchase agreements.

For the year ended December 31, 2006, the daily average amount of reverse repurchase agreements outstanding and the average annual interest rate was as follows:

                                                                                       Average Amount of
                                                                                       Reverse Repurchase
                                                                                     Agreements Outstanding  Average Interest Rate
Bond Account                                                                               $6,181,185                 4.76 %
Government & High Quality Bond Account                                                      6,955,480                4.75
Short-Term Bond Account                                                                     2,609,333                4.63

3.  Operating Policies (Continued)

Securities Lending. To earn additional income, certain of the Accounts may lend portfolio securities to approved brokerage firms. The Accounts receive collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and during the period of the loan maintain collateral in an amount not less than 100% of the market value of the loaned securities. Cash collateral received is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the Accounts and any additional required collateral is delivered to the Accounts on the next business day. Although risk is mitigated by the collateral, the Accounts could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of December 31, 2006, the Accounts had securities on loan as follows:


                                          Market Value  Collateral Value
------------------------------------------------------  ----------------
Balanced Account                           $20,292,243       $20,552,589
Bond Account                                88,312,775        96,361,085
Capital Value Account                       25,357,092        26,285,000
Diversified International Account           17,815,300        18,691,000
Equity Growth Account                       52,062,533        53,580,000
Equity Value Account                           265,686           274,000
Government Securities Account               60,011,238        60,975,991
Growth Account                              23,849,813        24,566,000
International Emerging Markets Account       8,810,497         9,115,000
International SmallCap Account               8,107,349         8,561,000
LargeCap Blend Account                      28,567,395        29,526,000
LargeCap Growth Equity Account               6,072,662         6,261,000
LargeCap Stock Index Account                28,804,807        29,721,000
LargeCap Value Account                      28,018,310        28,989,000
MidCap Account                              96,025,703        99,006,000
MidCap Growth Account                       17,750,280        18,308,000
MidCap Value Account                        33,386,621        34,450,000
Real Estate Securities Account               7,798,535         7,942,000
Short-Term Bond Account                     16,730,268        16,751,225
SmallCap Account                            24,421,050        25,310,000
SmallCap Growth Account                     16,694,550        17,320,000
SmallCap Value Account                      53,451,745        55,481,000



Swap Agreements. Certain of the Accounts may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swaps are marked-to-market daily based on an evaluated price; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. Upon termination of swap agreements, the Accounts recognize a realized gain or loss. Notional principal amounts are used to express the extent of involvement in these contracts, but the potential amounts subject to loss are much lower. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.


Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a credit event affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).

Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).

Total return swaps involve commitments to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Accounts will receive a payment from or make a payment to the counterparty. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the statements of operations.

Details of swap agreements open at period end are included in the Accounts' schedules of investments.

4.  Management Agreement and Transactions with Affiliates


Management Services. The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each account's average daily net assets. The annual rates used in this calculation are as follows:



                                                        Net Assets of Accounts (in millions)
                                                                                                        Over
                                             First $100    Next $100     Next $100     Next $100        $400
                                             ----------    ---------     ---------     ---------        ----
Asset Allocation Account                        0.80 %        0.75 %        0.70 %        0.65 %        0.60 %
Balanced Account                                0.60          0.55          0.50          0.45          0.40
Bond Account                                    0.50          0.45          0.40          0.35          0.30
Equity Growth Account                           0.80          0.75          0.70          0.65          0.60
Equity Income Account                           0.60          0.55          0.50          0.45          0.40
Government & High Quality Bond Account          0.50          0.45          0.40          0.35          0.30
International SmallCap Account                  1.20          1.15          1.10          1.05          1.00
MidCap Account                                  0.65          0.60          0.55          0.50          0.45
MidCap Growth Account                           0.90          0.85          0.80          0.75          0.70
Money Market Account                            0.50          0.45          0.40          0.35          0.30
Real Estate Securities Account                  0.90          0.85          0.80          0.75          0.70
Short-Term Bond Account                         0.50          0.45          0.40          0.35          0.30
SmallCap Account                                0.85          0.80          0.75          0.70          0.65
SmallCap Growth Account                         1.00          0.95          0.90          0.85          0.80
SmallCap Value Account                          1.10          1.05          1.00          0.95          0.90




                                                                Net Assets of Accounts (in millions)
                                                               --------------------------------------
                                                                                                        Over
                                             First $250     Next $250     Next $250    Next $250       $1,000
                                             ----------     ---------     ---------    ---------       ------

Capital Value Account                           0.60 %        0.55 %        0.50 %       0.45 %         0.40 %
Diversified International Account               0.85          0.80          0.75         0.70           0.65
Equity Value Account                            0.85          0.80          0.75         0.70           0.65
Growth Account *                                0.60          0.55          0.50         0.45           0.40
International Emerging Markets Account          1.25          1.20          1.15         1.10           1.05
LargeCap Blend Account                          0.75          0.70          0.65         0.60           0.55
LargeCap Value Account                          0.75          0.70          0.65         0.60           0.55
MidCap Value Account                            1.05          1.00          0.95         0.90           0.85



                                                                         Overall Fee

LargeCap Growth Equity Account                                              1.00%
LargeCap Stock Index Account                                                0.25
Principal LifeTime 2010 Account                                             0.1225
Principal LifeTime 2020 Account                                             0.1225
Principal LifeTime 2030 Account                                             0.1225
Principal LifeTime 2040 Account                                             0.1225
Principal LifeTime 2050 Account                                             0.1225
Principal LifeTime Strategic Income Account                                 0.1225





* Effective January 8, 2007, Growth Account will increase its investment advisory and management fees to 0.68% for the first $500 million, 0.63% for the next $500 million, 0.61% for the next billion, 0.56% for the next billion, and 0.51% over 3 billion.

Effective May 1, 2006, the Manager has contractually agreed to limit the expenses for Equity Value Account through the period ending April 30, 2007. The reductions and reimbursements are in amounts that maintain total operating expenses at or below the limit. The limit is expressed as a percentage of average daily net assets attributable to the account on an annualized basis during the period. Prior to May 1, 2006, the expense limit of 1.10% was voluntary. The contractual net expense limit for Equity Value Account beginning May 1, 2006 was 1.05%, beginning October 1, 2006, the limit was lowered to 0.90%.

The Manager has contractually agreed to limit the expenses of each of the Principal LifeTime Accounts through the period ending April 30, 2007. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to the account on an annualized basis during the year. The contractual net expense limits are as follows:

                                        Contractual Net Expenses
                                       -------------------------
Principal LifeTime 2010 Account                  0.16%
Principal LifeTime 2020 Account                  0.13
Principal LifeTime 2030 Account                  0.16
Principal LifeTime 2040 Account                  0.13
Principal LifeTime 2050 Account                  0.12
Principal LifeTime Strategic Income Account      0.14



Effective January 8, 2007, the Manager has contractually agreed to limit the expenses of each of the following accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to the account on an annualized basis during the year. The contractual net expense limits will be as follows:

                                               Contractual
                                              Net Expenses         Expiration
Diversified International Account                 1.04%          April 29, 2008
Equity Value Account                              0.90           April 29, 2008
Growth Account                                    0.80           April 29, 2008
LargeCap Blend Account                            0.78           April 29, 2008
Money Market                                      0.72           April 29, 2008
Principal LifeTime 2010 Account                   0.16           April 30, 2007
Principal LifeTime 2020 Account                   0.13           April 30, 2007
Principal LifeTime 2030 Account                   0.16           April 30, 2007
Principal LifeTime 2040 Account                   0.13           April 30, 2007
Principal LifeTime 2050 Account                   0.12           April 30, 2007
Principal LifeTime Strategic Income Account       0.14           April 30, 2007
Real Estate Securities Account                    0.90           April 29, 2008
SmallCap Growth Account                           1.02           April 29, 2008
SmallCap Value Account                            1.01           April 29, 2008


Affiliated Ownership. At December 31, 2006, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned all of the shares of the Accounts.

Affiliated Brokerage Commissions. With respect to Equity Income Account, $53,586 of brokerage commissions were paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. No other Accounts paid brokerage commissions to any member of the Principal Financial Group. Brokerage commissions were paid to affiliates of sub-advisors as follows:

                                                                  Year Ended
                                                              December 31, 2006
                                                              -----------------
MidCap Value Account                                               $21,934

5.  Investment Transactions

For the year ended December 31, 2006, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments) by the Accounts were as follows:

                                                 Purchases            Sales
                                                 ---------            -----

Asset Allocation Account                          $47,161,823    $57,326,876

Balanced Account                                   190,246,896   191,641,466

Bond Account                                    1,313,758,462  1,158,568,630

Capital Value Account                              232,712,828   243,890,450

Diversified International Account                  399,084,787   364,762,516

Equity Growth Account                              132,270,769   149,918,419

Equity Income Account                              283,981,457   236,649,123

Equity Value Account                                 2,389,861       522,030

Government & High Quality Bond Account             866,591,658   818,427,274

Growth Account                                     118,647,105   127,553,757

International Emerging Markets Account             141,299,917   121,231,048

International SmallCap Account                     233,510,533   236,881,300

LargeCap Blend Account                              123,848,526   82,651,591

LargeCap Growth Equity Account                        80,431,236  77,251,149

LargeCap Stock Index Account                          38,733,178  23,985,508

LargeCap Value Account                                84,469,525  32,755,960

MidCap Account                                     175,272,625   193,670,533

MidCap Growth Account                                 98,185,049  97,609,010

MidCap Value Account                               200,456,614   184,912,473

Principal LifeTime 2010 Account                        18,498,754  6,361,285

Principal LifeTime 2020 Account                        71,584,942  7,677,943

Principal LifeTime 2030 Account                        13,449,444  3,419,331

Principal LifeTime 2040 Account                        6,025,038   1,237,124

Principal LifeTime 2050 Account                         4,629,684    968,996

Principal LifeTime Strategic Income Account             8,475,080  1,947,301

Real Estate Securities Account                        92,015,216  76,193,567

Short-Term Bond Account                              79,275,994   38,523,412

SmallCap Account                                    128,460,613  133,531,707

SmallCap Growth Account                               54,550,021  54,336,331

SmallCap Value Account                                85,441,408  71,292,381

For the year ended December 31, 2006, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows:

                                             Purchases          Sales
                                             ----------         -------
Asset Allocation Account                      $29,009,915    $27,860,679

Balanced Account                               10,183,868     11,575,825

Bond Account                                   79,116,247     67,693,067

Government & High Quality Bond Account        116,848,791    116,942,716

Short-Term Bond Account                        12,202,434      6,855,392

SmallCap Value Account                            278,195        280,000

The Accounts may trade portfolio securities on a "to-be-announced" ("TBA") or when-issued basis. In a TBA or when-issued transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The value of the securities purchased on a TBA or when-issued basis are identified as such in each account's schedule of investments.

Certain of the Accounts have entered into mortgage-dollar-roll transactions, in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts' portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.


Foreign Currency Contracts. At December 31, 2006, certain of the Accounts owned forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Accounts as an unrealized gain or loss.



When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Accounts could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The foreign currency contracts outstanding as of December 31, 2006 are included in the schedules of investments.

6.  Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for years ended December 31, 2006, and December 31, 2005 were as follows:

                                                           Ordinary Income       Long-Term Capital Gain    Section 1250 Gains
                                                           ---------------       ----------------------    ------------------
                                                         2006          2005         2006        2005         2006      2005
                                                         ----          ----         ----        ----         ----      ----

Asset Allocation Account                                $ 771,523     $1,632,761  $1,354,642    $--         $ --        $ --
Balanced Account                                        2,783,071     3,095,662           --     --           --          --
Bond Account                                           13,845,215    13,174,369           --     --           --          --
Capital Value Account                                  11,315,488        30,727   15,044,790     --           --          --

Diversified International Account                       3,988,130     2,532,765    9,155,847      --          --          --
Equity Growth Account                                       3,152             --          --      --          --          --
Equity Income Account                                   2,452,714        50,388           --      --          --          --

Equity Value Account                                       94,977       132,454      53,873    2,938          --          --
Government & High Quality Bond Account                 12,738,258    14,340,475           --      --          --          --
Growth Account                                            328,179       915,239           --      --          --          --

International Emerging Markets Account                  1,257,042     9,292,413   1,536,700    3,045,625      --          --
International SmallCap Account                         10,591,858       619,002  13,886,787    1,108,232      --          --

LargeCap Blend Account                                  2,725,679       240,800   2,567,311      149,314      --          --
LargeCap Growth Equity Account                                795        55,234           --      --          --          --
LargeCap Stock Index Account                            2,507,163        40,722           --      --          --          --

LargeCap Value Account                                  1,662,804       167,463   2,458,233      325,238      --          --
MidCap Account                                          7,415,111        13,912  48,210,511    6,586,201      --          --
MidCap Growth Account                                           --          --    1,912,747       --          --          --

MidCap Value Account                                    1,222,194       721,825  11,394,558    1,317,345      --          --
Money Market Account                                    7,399,276     3,767,623          --       --          --          --
Principal LifeTime 2010 Account                             9,449            25          --          108      --          --
Principal LifeTime 2020 Account                                 --            31          --         118      --          --
Principal LifeTime 2030 Account                             1,311           299         246        1,076      --          --

Principal LifeTime 2040 Account                             1,156           287         199          853      --          --
Principal LifeTime 2050 Account                               371           182          93          395      --          --
Principal LifeTime Strategic Income Account                16,092            31           --         138      --          --

Real Estate Securities Account                          3,664,658       215,457   9,269,941    1,057,624    109,171     76,188
Short-Term Bond Account                                 2,291,558     1,069,437           --         --       --          --

SmallCap Account                                        2,402,819        18,034   3,994,869          --       --          --
SmallCap Growth Account                                       --             --           --         --       --          --
SmallCap Value Account                                  1,637,203       282,500  13,442,418    1,293,451      --          --

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.





6.  Federal Tax Information (Continued)

Distributable Earnings.  As of December 31, 2006, the components of distributable earnings on a federal income tax basis were as follows:


                                                                            Undistributed
                                                    Undistribut            Long-Term Capital      Undistributed
                                                   Ordinary Income            Gains            Section 1250 Gains
                                                --------------------       ---------------      ----------------------
Asset Allocation Account                             $ 2,395,433           $ 3,570,912                      $   --
Balanced Account                                        2,869,492               --                              --
Bond Account                                           19,518,443               --                              --
Capital Value Account                                   4,722,402           16,845,443                          --
Diversified International Account                      25,310,544           33,891,178                          --
Equity Growth Account                                   1,571,008               --                              --
Equity Income Account                                   8,419,479           10,407,105                          --
Equity Value Account                                        3,460              13,757                           --
Government & High Quality Bond Account                 14,131,486                --                             --
Growth Account                                            773,163               --                              --
International Emerging Markets Account                10,594,240             6,044,048                          --
International SmallCap Account                        12,422,479            24,505,557                          --
LargeCap Blend Account                                 5,330,351             5,569,972                          --
LargeCap Growth Equity Account                           111,727                --                              --
LargeCap Stock Index Account                           3,265,161                --                              --
LargeCap Value Account                                3,397,042              7,054,559                          --

MidCap Account                                        11,455,953            34,837,356                          --
MidCap Growth Account                                  2,218,188             7,977,157                          --

MidCap Value Account                                    6,239,210             7,401,021                         --
Principal LifeTime 2010 Account                           572,734              226,853                          --
Principal LifeTime 2020 Account                         1,102,234               503,820                         --
Principal LifeTime 2030 Account                           174,394               71,759                          --
Principal LifeTime 2040 Account                            49,227                36,831                         --
Principal LifeTime 2050 Account                           32,691                 21,904                         --
Principal LifeTime Strategic Income Account              291,913                 71,055                         --

Real Estate Securities Account                        2,669,893              29,069,831                    805,996
Short-Term Bond Account                               4,678,917                 --                              --

SmallCap Account                                      2,244,213               9,290,391                         --

SmallCap Value Account                                3,044,616              12,539,871                         --


As of December 31, 2006, Money Market Account and SmallCap Growth Account had no distributable earnings on a federal income tax basis.



Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of an account. At December 31, 2006, the following Accounts had approximate net capital loss carryforwards as follows:

                                                                        Net Capital Loss Carryforwards Expiring In:
                                                        2008      2009        2010         2011       2012      2013       2014
                                                        ----      ----        ----         ----       ----      ----       ----

Balanced Account                                         $   --     $    --   $2,337,000   $2,391,000  $   --     $   --     $   --
Bond Account                                          2,183,000     302,000    1,073,000           --      --    574,000  1,318,000
Equity Growth Account                                        --          --   34,084,000   11,288,000      --         --         --
Government & High Quality Bond Account                       --          --      171,000    3,059,000      --  1,136,000  1,853,000
Growth Account                                               --          --   56,813,000    13,568,00      --  1,468,000         --
LargeCap Growth Equity Account                               --          --    1,550,000      262,000      --         --         --
LargeCap Stock Index Account                                 --    111,000     3,977,000            --     --         --         --
Short-Term Bond Account                                      --          --           --        1,000  166,000    573,000   445,000
SmallCap Growth Account                                      --  10,353,000   21,722,000            --      --         --        --

Post-October Losses. Post-October losses are certain capital and foreign currency losses which occur during the portion of a regulated investment company's taxable year subsequent to October 31. These losses must be deferred until the next taxable year. At December 31, 2006, the Accounts had approximate post-October losses as follows:



Asset Allocation Account                                           $ 71,000
Bond Account                                                        150,000
Equity Income Account                                                 1,000
International Emerging Markets                                       19,000
LargeCap Stock Index Account                                         35,000
Short-Term Bond Account                                              15,000

Schedule of Investments
December 31, 2006
Asset Allocation Account

                                                                                  Shares
                                                                                   Held                             Value
                                                                        --------------------------- ---------- -----------------
COMMON STOCKS (63.27%)
Advertising Agencies (0.09%)
Interpublic Group of Cos Inc (a)                                                             1,714          $            20,979
Omnicom Group Inc                                                                              675                       70,565
                                                                                                               -----------------
                                                                                                                         91,544
                                                                                                               -----------------
Aerospace & Defense (0.93%)
BAE Systems PLC                                                                             14,977                      124,850
Boeing Co                                                                                    3,600                      319,824
General Dynamics Corp                                                                        1,600                      118,960
Lockheed Martin Corp                                                                         1,600                      147,312
Northrop Grumman Corp                                                                        1,500                      101,550
Raytheon Co                                                                                  2,100                      110,880
Rockwell Collins Inc                                                                           400                       25,316
                                                                                                               -----------------
                                                                                                                        948,692
                                                                                                               -----------------
Aerospace & Defense Equipment (0.27%)
United Technologies Corp                                                                     4,400                      275,088
                                                                                                               -----------------

Agricultural Chemicals (0.06%)
Monsanto Co                                                                                  1,200                       63,036
                                                                                                               -----------------

Agricultural Operations (0.08%)
Archer-Daniels-Midland Co                                                                    2,500                       79,900
                                                                                                               -----------------

Airlines (0.05%)
Southwest Airlines Co                                                                        3,600                       55,152
                                                                                                               -----------------

Apparel Manufacturers (0.14%)
Coach Inc (a)                                                                                1,300                       55,848
Hanesbrands Inc (a)                                                                            475                       11,219
Jones Apparel Group Inc                                                                        500                       16,715
Liz Claiborne Inc                                                                              500                       21,730
VF Corp                                                                                        500                       41,040
                                                                                                               -----------------
                                                                                                                        146,552
                                                                                                               -----------------
Appliances (0.02%)
Whirlpool Corp                                                                                 300                       24,906
                                                                                                               -----------------

Applications Software (1.04%)
Citrix Systems Inc (a)                                                                         800                       21,640
Intuit Inc (a)                                                                               1,600                       48,816
Microsoft Corp                                                                              33,200                      991,352
                                                                                                               -----------------
                                                                                                                      1,061,808
                                                                                                               -----------------
Athletic Footwear (0.07%)
Nike Inc                                                                                       700                       69,321
                                                                                                               -----------------

Auto - Car & Light Trucks (0.17%)
DaimlerChrysler AG                                                                           1,270                       78,676
Peugeot SA                                                                                     118                        7,819
Renault SA                                                                                     214                       25,707
Volkswagen AG                                                                                  507                       57,530
                                                                                                               -----------------
                                                                                                                        169,732
                                                                                                               -----------------

Auto - Medium & Heavy Duty Trucks (0.09%)
Paccar Inc                                                                                   1,475                       95,728
                                                                                                               -----------------

Beverages - Non-Alcoholic (0.92%)
Coca-Cola Co/The                                                                             9,225                      445,106
Coca-Cola Enterprises Inc                                                                    2,200                       44,924
Pepsi Bottling Group Inc                                                                     1,300                       40,183
PepsiCo Inc                                                                                  6,570                      410,954
                                                                                                               -----------------
                                                                                                                        941,167
                                                                                                               -----------------
Beverages - Wine & Spirits (0.25%)
Brown-Forman Corp                                                                              700                       46,368
Diageo PLC                                                                                  10,664                      209,321
                                                                                                               -----------------
                                                                                                                        255,689
                                                                                                               -----------------
Brewery (0.14%)
Anheuser-Busch Cos Inc                                                                       3,000                      147,600
                                                                                                               -----------------

Broadcasting Services & Programming (0.07%)
Clear Channel Communications Inc                                                             2,051                       72,893
                                                                                                               -----------------

Building - Heavy Construction (0.10%)
Vinci SA                                                                                       826                      105,547
                                                                                                               -----------------

Building - Residential & Commercial (0.08%)
Centex Corp                                                                                    500                       28,135
KB Home                                                                                        400                       20,512
Pulte Homes Inc                                                                                900                       29,808
                                                                                                               -----------------
                                                                                                                         78,455
                                                                                                               -----------------
Building & Construction - Miscellaneous (0.04%)
Bouygues SA                                                                                    689                       44,230
                                                                                                               -----------------

Building & Construction Products - Miscellaneous (0.17%)
Cie de Saint-Gobain                                                                          2,038                      171,235
                                                                                                               -----------------

Building Products - Air & Heating (0.06%)
American Standard Cos Inc                                                                    1,300                       59,605
                                                                                                               -----------------

Building Products - Wood (0.11%)
Masco Corp                                                                                   3,600                      107,532
                                                                                                               -----------------

Cable TV (0.29%)
Comcast Corp (a)                                                                             7,052                      298,511
                                                                                                               -----------------

Casino Hotels (0.11%)
Harrah's Entertainment Inc                                                                   1,400                      115,808
                                                                                                               -----------------

Casino Services (0.09%)
International Game Technology                                                                2,006                       92,677
                                                                                                               -----------------

Cellular Telecommunications (1.26%)
Alltel Corp                                                                                    700                       42,336
Mobile Telesystems OJSC ADR                                                                  9,500                      476,805
Turkcell Iletisim Hizmet AS                                                                 47,327                      239,059
Vimpel-Communications ADR (a)                                                                6,100                      481,595
Vodafone Group PLC                                                                          16,402                       45,442
                                                                                                               -----------------
                                                                                                                      1,285,237
                                                                                                               -----------------

Chemicals - Diversified (0.24%)
Arkema (a)                                                                                     136                        6,989
Dow Chemical Co/The                                                                          2,000                       79,880
EI Du Pont de Nemours & Co                                                                   2,200                      107,162
PPG Industries Inc                                                                             400                       25,684
Rohm & Haas Co                                                                                 500                       25,560
                                                                                                               -----------------
                                                                                                                        245,275
                                                                                                               -----------------
Chemicals - Specialty (0.06%)
Eastman Chemical Co                                                                            200                       11,862
Ecolab Inc                                                                                     800                       36,160
Sigma-Aldrich Corp                                                                             100                        7,772
Tronox Inc                                                                                      80                        1,263
                                                                                                               -----------------
                                                                                                                         57,057
                                                                                                               -----------------
Commercial Banks (1.35%)
Akbank TAS                                                                                  37,039                      225,034
Bank Pekao SA                                                                                2,481                      193,896
BB&T Corp                                                                                      300                       13,179
Deutsche Bank AG                                                                               718                       96,277
Komercni Banka AS                                                                            1,040                      154,792
Marshall & Ilsley Corp                                                                         200                        9,622
Powszechna Kasa Oszczednosci Bank Polaki SA                                                 13,099                      212,053
Regions Financial Corp                                                                         641                       23,973
Synovus Financial Corp                                                                         300                        9,249
Turkiye Garanti Bankasi AS                                                                  63,170                      208,856
Turkiye Is Bankasi                                                                          50,968                      234,046
                                                                                                               -----------------
                                                                                                                      1,380,977
                                                                                                               -----------------
Commercial Services (0.01%)
Live Nation Inc (a)                                                                            281                        6,294
                                                                                                               -----------------

Commercial Services - Finance (0.20%)
Equifax Inc                                                                                    400                       16,240
H&R Block Inc                                                                                1,300                       29,952
Moody's Corp                                                                                 1,300                       89,778
Western Union Co/The                                                                         3,047                       68,314
                                                                                                               -----------------
                                                                                                                        204,284
                                                                                                               -----------------
Computer Aided Design (0.04%)
Autodesk Inc (a)                                                                             1,100                       44,506
                                                                                                               -----------------

Computer Services (0.13%)
Affiliated Computer Services Inc (a)                                                           500                       24,420
Computer Sciences Corp (a)                                                                     800                       42,696
Electronic Data Systems Corp                                                                 2,200                       60,610
                                                                                                               -----------------
                                                                                                                        127,726
                                                                                                               -----------------
Computers (1.43%)
Apple Computer Inc (a)                                                                       2,400                      203,616
Dell Inc (a)                                                                                 8,300                      208,247
Hewlett-Packard Co                                                                          10,000                      411,900
International Business Machines Corp                                                         5,700                      553,755
Sun Microsystems Inc (a)                                                                    15,700                       85,094
                                                                                                               -----------------
                                                                                                                      1,462,612
                                                                                                               -----------------
Computers - Memory Devices (0.16%)
EMC Corp/Massachusetts (a)                                                                   8,600                      113,520
Network Appliance Inc (a)                                                                    1,300                       51,064
                                                                                                               -----------------
                                                                                                                        164,584
                                                                                                               -----------------
Computers - Peripheral Equipment (0.05%)
Lexmark International Inc (a)                                                                  500                       36,600

Computers - Peripheral Equipment
Logitech International SA (a)                                                                  550                       15,866
                                                                                                               -----------------
                                                                                                                         52,466
                                                                                                               -----------------
Consumer Products - Miscellaneous (0.22%)
Clorox Co                                                                                      900                       57,735
Fortune Brands Inc                                                                             500                       42,695
Kimberly-Clark Corp                                                                          1,900                      129,105
                                                                                                               -----------------
                                                                                                                        229,535
                                                                                                               -----------------
Containers - Metal & Glass (0.01%)
Ball Corp                                                                                      300                       13,080
                                                                                                               -----------------

Containers - Paper & Plastic (0.01%)
Sealed Air Corp                                                                                100                        6,492
                                                                                                               -----------------

Cosmetics & Toiletries (0.95%)
Avon Products Inc                                                                            1,900                       62,776
Colgate-Palmolive Co                                                                         1,850                      120,694
L'Oreal SA                                                                                     448                       44,886
Procter & Gamble Co                                                                         11,615                      746,496
                                                                                                               -----------------
                                                                                                                        974,852
                                                                                                               -----------------
Cruise Lines (0.20%)
Carnival Corp                                                                                4,183                      205,176
                                                                                                               -----------------

Data Processing & Management (0.29%)
Automatic Data Processing Inc                                                                2,300                      113,275
First Data Corp                                                                              3,047                       77,759
Fiserv Inc (a)                                                                                 900                       47,178
Paychex Inc                                                                                  1,400                       55,356
                                                                                                               -----------------
                                                                                                                        293,568
                                                                                                               -----------------
Disposable Medical Products (0.07%)
CR Bard Inc                                                                                    800                       66,376
                                                                                                               -----------------

Distribution & Wholesale (0.11%)
Wolseley PLC                                                                                 3,866                       93,333
WW Grainger Inc                                                                                300                       20,982
                                                                                                               -----------------
                                                                                                                        114,315
                                                                                                               -----------------
Diversified Manufacturing Operations (3.15%)
3M Co                                                                                        3,200                      249,376
Cooper Industries Ltd                                                                          300                       27,129
Danaher Corp                                                                                 1,200                       86,928
Dover Corp                                                                                   1,300                       63,726
Eaton Corp                                                                                     800                       60,112
General Electric Co                                                                         43,700                    1,626,077
Honeywell International Inc                                                                  4,100                      185,484
Illinois Tool Works Inc                                                                      2,700                      124,713
Ingersoll-Rand Co Ltd                                                                        1,900                       74,347
ITT Corp                                                                                       800                       45,456
Leggett & Platt Inc                                                                            700                       16,730
Parker Hannifin Corp                                                                           700                       53,816
Siemens AG                                                                                   2,949                      294,297
Textron Inc                                                                                    600                       56,262
Tyco International Ltd                                                                       8,400                      255,360
                                                                                                               -----------------
                                                                                                                      3,219,813
                                                                                                               -----------------
Diversified Minerals (0.13%)
Anglo American PLC                                                                           1,547                       75,452

Diversified Minerals
BHP Billiton PLC                                                                             3,217                       58,863
                                                                                                               -----------------
                                                                                                                        134,315
                                                                                                               -----------------
Diversified Operations (0.19%)
LVMH Moet Hennessy Louis Vuitton SA                                                          1,817                      191,762
                                                                                                               -----------------

Drug Delivery Systems (0.02%)
Hospira Inc (a)                                                                                580                       19,476
                                                                                                               -----------------

E-Commerce - Services (0.13%)
eBay Inc (a)                                                                                 4,456                      133,992
                                                                                                               -----------------

Electric - Generation (0.23%)
AES Corp/The (a)                                                                             1,200                       26,448
CEZ                                                                                          4,483                      206,697
                                                                                                               -----------------
                                                                                                                        233,145
                                                                                                               -----------------
Electric - Integrated (1.61%)
Ameren Corp                                                                                    800                       42,984
American Electric Power Co Inc                                                                 400                       17,032
Consolidated Edison Inc                                                                        400                       19,228
Constellation Energy Group Inc                                                                 400                       27,548
Dominion Resources Inc/VA                                                                    1,000                       83,840
DTE Energy Co                                                                                  400                       19,364
Duke Energy Corp                                                                             3,324                      110,390
E.ON AG                                                                                      2,391                      326,007
Edison International                                                                         1,000                       45,480
Entergy Corp                                                                                   400                       36,928
Exelon Corp                                                                                  1,900                      117,591
FirstEnergy Corp                                                                               300                       18,063
FPL Group Inc                                                                                1,300                       70,746
PG&E Corp                                                                                    1,300                       61,529
PPL Corp                                                                                       800                       28,672
Progress Energy Inc                                                                            400                       19,632
Public Service Enterprise Group Inc                                                            800                       53,104
RWE AG                                                                                       1,595                      175,723
Scottish Power PLC                                                                          11,402                      166,990
Southern Co/The                                                                              2,300                       84,778
TXU Corp                                                                                     2,000                      108,420
Xcel Energy Inc                                                                                800                       18,448
                                                                                                               -----------------
                                                                                                                      1,652,497
                                                                                                               -----------------
Electric Products - Miscellaneous (0.18%)
Emerson Electric Co                                                                          3,600                      158,652
Molex Inc                                                                                      700                       22,141
                                                                                                               -----------------
                                                                                                                        180,793
                                                                                                               -----------------
Electronic Components - Miscellaneous (0.26%)
Jabil Circuit Inc                                                                              800                       19,640
Koninklijke Philips Electronics NV                                                           6,128                      231,109
Sanmina-SCI Corp (a)                                                                         1,900                        6,555
Solectron Corp (a)                                                                           3,800                       12,236
                                                                                                               -----------------
                                                                                                                        269,540
                                                                                                               -----------------
Electronic Components - Semiconductors (1.28%)
Advanced Micro Devices Inc (a)                                                               1,500                       30,525
Altera Corp (a)                                                                              2,200                       43,296
ARM Holdings PLC                                                                            21,162                       52,104
Broadcom Corp (a)                                                                            1,500                       48,465
Infineon Technologies AG (a)                                                                11,550                      162,528
Intel Corp                                                                                  19,100                      386,775

Electronic Components - Semiconductors
Micron Technology Inc (a)                                                                    2,800                       39,088
Micronas Semiconductor Hold (a)                                                                500                       10,997
National Semiconductor Corp                                                                  1,500                       34,050
Nvidia Corp (a)                                                                              2,000                       74,020
OC Oerlikon Corp AG                                                                            100                       49,446
QLogic Corp (a)                                                                                400                        8,768
STMicroelectronics NV                                                                       10,415                      193,438
Texas Instruments Inc                                                                        5,100                      146,880
Xilinx Inc                                                                                   1,200                       28,572
                                                                                                               -----------------
                                                                                                                      1,308,952
                                                                                                               -----------------
Electronic Forms (0.10%)
Adobe Systems Inc (a)                                                                        2,400                       98,688
                                                                                                               -----------------

Electronic Measurement Instruments (0.05%)
Agilent Technologies Inc (a)                                                                 1,600                       55,760
                                                                                                               -----------------

Electronic Parts Distribution (0.01%)
Electrocomponents PLC                                                                          980                        5,627
                                                                                                               -----------------

Emerging Market - Equity (2.60%)
iShares MSCI Emerging Markets Index Fund                                                    23,300                    2,660,161
                                                                                                               -----------------

Engineering - Research & Development Services (0.10%)
ABB Ltd                                                                                      5,738                      102,893
                                                                                                               -----------------

Enterprise Software & Services (0.65%)
CA Inc                                                                                       2,100                       47,565
Oracle Corp (a)                                                                             14,471                      248,033
SAP AG                                                                                       6,944                      369,772
                                                                                                               -----------------
                                                                                                                        665,370
                                                                                                               -----------------
Entertainment Software (0.06%)
Electronic Arts Inc (a)                                                                      1,300                       65,468
                                                                                                               -----------------

Fiduciary Banks (0.30%)
Bank of New York Co Inc/The                                                                  3,200                      125,984
Mellon Financial Corp                                                                        2,100                       88,515
State Street Corp                                                                            1,400                       94,416
                                                                                                               -----------------
                                                                                                                        308,915
                                                                                                               -----------------
Finance - Consumer Loans (0.08%)
SLM Corp                                                                                     1,600                       78,032
                                                                                                               -----------------

Finance - Credit Card (0.30%)
American Express Co                                                                          5,000                      303,350
                                                                                                               -----------------

Finance - Investment Banker & Broker (2.90%)
Bear Stearns Cos Inc/The                                                                       500                       81,390
Charles Schwab Corp/The                                                                      4,100                       79,294
Citigroup Inc                                                                               18,316                    1,020,201
Credit Suisse Group                                                                          2,283                      159,726
Goldman Sachs Group Inc                                                                      1,775                      353,846
JPMorgan Chase & Co                                                                         13,128                      634,082
Lehman Brothers Holdings Inc                                                                 2,200                      171,864
Merrill Lynch & Co Inc                                                                       3,300                      307,230
Piper Jaffray Cos (a)                                                                           73                        4,756
UBS AG                                                                                       2,512                      152,658
                                                                                                               -----------------
                                                                                                                      2,965,047
                                                                                                               -----------------

                                                                                                               -----------------
Finance - Mortgage Loan/Banker (0.08%)
Countrywide Financial Corp                                                                     400                       16,980
Fannie Mae                                                                                     600                       35,634
Freddie Mac                                                                                    500                       33,950
                                                                                                               -----------------
                                                                                                                         86,564
                                                                                                               -----------------
Finance - Other Services (0.27%)
Man Group Plc                                                                               26,881                      275,136
                                                                                                               -----------------

Financial Guarantee Insurance (0.11%)
AMBAC Financial Group Inc                                                                      400                       35,628
MBIA Inc                                                                                     1,000                       73,060
MGIC Investment Corp                                                                           100                        6,254
                                                                                                               -----------------
                                                                                                                        114,942
                                                                                                               -----------------
Food - Confectionery (0.11%)
Hershey Co/The                                                                               1,100                       54,780
WM Wrigley Jr Co                                                                             1,150                       59,478
                                                                                                               -----------------
                                                                                                                        114,258
                                                                                                               -----------------
Food - Miscellaneous/Diversified (0.94%)
Cadbury Schweppes PLC                                                                        3,053                       32,668
Campbell Soup Co                                                                             2,000                       77,780
ConAgra Foods Inc                                                                            2,300                       62,100
General Mills Inc                                                                            1,400                       80,640
HJ Heinz Co                                                                                  1,500                       67,515
Kellogg Co                                                                                   1,700                       85,102
Nestle SA                                                                                    1,060                      376,676
Sara Lee Corp                                                                                3,800                       64,714
Unilever NV                                                                                  4,203                      114,847
                                                                                                               -----------------
                                                                                                                        962,042
                                                                                                               -----------------
Food - Retail (0.33%)
Carrefour SA                                                                                   754                       45,725
Koninklijke Ahold NV (a)                                                                       835                        8,884
Kroger Co/The                                                                                3,700                       85,359
Metro AG                                                                                       136                        8,651
Safeway Inc                                                                                    900                       31,104
Tesco PLC                                                                                   19,799                      156,809
                                                                                                               -----------------
                                                                                                                        336,532
                                                                                                               -----------------
Food - Wholesale & Distribution (0.05%)
Supervalu Inc                                                                                  145                        5,184
Sysco Corp                                                                                   1,300                       47,788
                                                                                                               -----------------
                                                                                                                         52,972
                                                                                                               -----------------
Forestry (0.10%)
Plum Creek Timber Co Inc                                                                     1,700                       67,745
Weyerhaeuser Co                                                                                500                       35,325
                                                                                                               -----------------
                                                                                                                        103,070
                                                                                                               -----------------
Gambling (Non-Hotel) (0.01%)
Ladbrokes PLC                                                                                1,791                       14,667
                                                                                                               -----------------

Gas - Distribution (0.05%)
KeySpan Corp                                                                                   400                       16,472
NiSource Inc                                                                                   400                        9,640
Sempra Energy                                                                                  400                       22,388
                                                                                                               -----------------
                                                                                                                         48,500
                                                                                                               -----------------
Gold Mining (0.04%)
Newmont Mining Corp                                                                            900                       40,635
                                                                                                               -----------------


Health Care Cost Containment (0.07%)
McKesson Corp                                                                                1,500                       76,050
                                                                                                               -----------------

Home Decoration Products (0.03%)
Newell Rubbermaid Inc                                                                          900                       26,055
                                                                                                               -----------------

Hotels & Motels (0.55%)
Accor SA                                                                                     2,004                      155,283
Hilton Hotels Corp                                                                           2,200                       76,780
Intercontinental Hotels Group PLC                                                            1,722                       42,550
Marriott International Inc                                                                   3,364                      160,530
Starwood Hotels & Resorts Worldwide Inc                                                      1,778                      111,125
Wyndham Worldwide Corp (a)                                                                     620                       19,853
                                                                                                               -----------------
                                                                                                                        566,121
                                                                                                               -----------------
Human Resources (0.03%)
Monster Worldwide Inc (a)                                                                      300                       13,992
Robert Half International Inc                                                                  500                       18,560
                                                                                                               -----------------
                                                                                                                         32,552
                                                                                                               -----------------
Industrial Automation & Robots (0.02%)
Rockwell Automation Inc                                                                        400                       24,432
                                                                                                               -----------------

Industrial Gases (0.07%)
Air Products & Chemicals Inc                                                                   400                       28,112
Praxair Inc                                                                                    800                       47,464
                                                                                                               -----------------
                                                                                                                         75,576
                                                                                                               -----------------
Instruments - Controls (0.03%)
Thermo Fisher Scientific Inc (a)                                                               700                       31,703
                                                                                                               -----------------

Instruments - Scientific (0.04%)
Applera Corp - Applied Biosystems Group                                                        700                       25,683
Waters Corp (a)                                                                                400                       19,588
                                                                                                               -----------------
                                                                                                                         45,271
                                                                                                               -----------------
Insurance Brokers (0.12%)
AON Corp                                                                                     1,100                       38,874
Marsh & McLennan Cos Inc                                                                     2,800                       85,848
                                                                                                               -----------------
                                                                                                                        124,722
                                                                                                               -----------------
Internet Security (0.11%)
Symantec Corp (a)                                                                            4,148                       86,486
VeriSign Inc (a)                                                                             1,100                       26,455
                                                                                                               -----------------
                                                                                                                        112,941
                                                                                                               -----------------
Investment Management & Advisory Services (0.18%)
Ameriprise Financial Inc                                                                       880                       47,960
Franklin Resources Inc                                                                         800                       88,136
Legg Mason Inc                                                                                 500                       47,525
                                                                                                               -----------------
                                                                                                                        183,621
                                                                                                               -----------------
Leisure & Recreation Products (0.01%)
Brunswick Corp                                                                                 400                       12,760
                                                                                                               -----------------

Life & Health Insurance (0.90%)
Aflac Inc                                                                                    2,300                      105,800
Aviva PLC                                                                                   13,415                      215,909
Cigna Corp                                                                                     800                      105,256
Lincoln National Corp                                                                        1,389                       92,230
Prudential Financial Inc                                                                     2,100                      180,306
Prudential PLC                                                                              15,950                      218,452

Life & Health Insurance
UnumProvident Corp                                                                             100                        2,078
                                                                                                               -----------------
                                                                                                                        920,031
                                                                                                               -----------------
Linen Supply & Related Items (0.02%)
Cintas Corp                                                                                    400                       15,884
                                                                                                               -----------------

Machinery - Construction & Mining (0.19%)
Caterpillar Inc                                                                              3,200                      196,256
                                                                                                               -----------------

Machinery - Farm (0.09%)
Deere & Co                                                                                   1,000                       95,070
                                                                                                               -----------------

Medical - Biomedical/Gene (0.58%)
Amgen Inc (a)                                                                                6,300                      430,353
Biogen Idec Inc (a)                                                                          1,905                       93,707
Genzyme Corp (a)                                                                               800                       49,264
Medimmune Inc (a)                                                                              500                       16,185
Millipore Corp (a)                                                                             100                        6,660
                                                                                                               -----------------
                                                                                                                        596,169
                                                                                                               -----------------
Medical - Drugs (3.39%)
Abbott Laboratories                                                                          7,100                      345,841
Allergan Inc                                                                                   600                       71,844
AstraZeneca PLC                                                                              1,860                       99,932
Bristol-Myers Squibb Co                                                                      9,700                      255,304
Eli Lilly & Co                                                                               5,000                      260,500
Forest Laboratories Inc (a)                                                                  1,600                       80,960
GlaxoSmithKline PLC                                                                          7,658                      201,522
Merck & Co Inc                                                                               8,300                      361,880
Novartis AG                                                                                  3,343                      192,734
Novo-Nordisk A/S                                                                               717                       59,721
Pfizer Inc                                                                                  29,200                      756,280
Roche Holding AG                                                                               942                      168,918
Sanofi-Aventis                                                                               1,389                      128,256
Schering-Plough Corp                                                                         8,000                      189,120
Wyeth                                                                                        5,900                      300,428
                                                                                                               -----------------
                                                                                                                      3,473,240
                                                                                                               -----------------
Medical - HMO (0.78%)
Aetna Inc                                                                                    3,400                      146,812
Humana Inc (a)                                                                                 900                       49,779
UnitedHealth Group Inc                                                                       7,200                      386,856
WellPoint Inc (a)                                                                            2,700                      212,463
                                                                                                               -----------------
                                                                                                                        795,910
                                                                                                               -----------------
Medical - Hospitals (0.06%)
Health Management Associates Inc                                                             2,100                       44,331
Tenet Healthcare Corp (a)                                                                    2,600                       18,122
                                                                                                               -----------------
                                                                                                                         62,453
                                                                                                               -----------------
Medical - Nursing Homes (0.01%)
Manor Care Inc                                                                                 300                       14,076
                                                                                                               -----------------

Medical - Wholesale Drug Distribution (0.26%)
AmerisourceBergen Corp                                                                       2,400                      107,904
Cardinal Health Inc                                                                          2,400                      154,632
                                                                                                               -----------------
                                                                                                                        262,536
                                                                                                               -----------------
Medical Information Systems (0.05%)
IMS Health Inc                                                                               1,800                       49,464
                                                                                                               -----------------


Medical Instruments (0.52%)
Boston Scientific Corp (a)                                                                   3,191                       54,821
Medtronic Inc                                                                                6,617                      354,076
St Jude Medical Inc (a)                                                                      3,350                      122,476
                                                                                                               -----------------
                                                                                                                        531,373
                                                                                                               -----------------
Medical Laboratory & Testing Service (0.06%)
Quest Diagnostics Inc                                                                        1,100                       58,300
                                                                                                               -----------------

Medical Products (1.38%)
Baxter International Inc                                                                     3,400                      157,726
Becton Dickinson & Co                                                                        1,300                       91,195
Biomet Inc                                                                                   1,400                       57,778
Johnson & Johnson                                                                           12,400                      818,648
Nobel Biocare Holding AG                                                                       115                       34,000
Smith & Nephew PLC                                                                           2,636                       27,509
Stryker Corp                                                                                 2,300                      126,753
Zimmer Holdings Inc (a)                                                                      1,300                      101,894
                                                                                                               -----------------
                                                                                                                      1,415,503
                                                                                                               -----------------
Metal - Aluminum (0.05%)
Alcoa Inc                                                                                    1,800                       54,018
                                                                                                               -----------------

Metal - Copper (0.04%)
Phelps Dodge Corp                                                                              300                       35,916
                                                                                                               -----------------

Metal - Diversified (0.09%)
Freeport-McMoRan Copper & Gold Inc                                                             300                       16,719
Rio Tinto PLC                                                                                1,346                       71,631
                                                                                                               -----------------
                                                                                                                         88,350
                                                                                                               -----------------
Multi-Line Insurance (2.73%)
ACE Ltd                                                                                      1,100                       66,627
Allianz SE                                                                                   1,583                      323,705
Allstate Corp/The                                                                            3,200                      208,352
American International Group Inc                                                            10,075                      721,974
Assicurazioni Generali SpA                                                                   8,234                      361,620
AXA SA                                                                                       8,861                      358,744
Cincinnati Financial Corp                                                                      315                       14,273
Hartford Financial Services Group Inc                                                        1,800                      167,958
Loews Corp                                                                                   1,900                       78,793
Metlife Inc                                                                                  3,400                      200,634
XL Capital Ltd                                                                                 600                       43,212
Zurich Financial Services AG                                                                   937                      252,225
                                                                                                               -----------------
                                                                                                                      2,798,117
                                                                                                               -----------------
Multimedia (0.73%)
McGraw-Hill Cos Inc/The                                                                      1,182                       80,400
Time Warner Inc                                                                             14,524                      316,333
Viacom Inc (a)                                                                               2,582                      105,939
Walt Disney Co                                                                               7,138                      244,619
                                                                                                               -----------------
                                                                                                                        747,291
                                                                                                               -----------------
Networking Products (0.59%)
Cisco Systems Inc (a)                                                                       22,200                      606,726
                                                                                                               -----------------

Non-Hazardous Waste Disposal (0.06%)
Waste Management Inc                                                                         1,700                       62,509
                                                                                                               -----------------

Office Automation & Equipment (0.10%)
Neopost SA                                                                                     113                       14,193
OCE NV                                                                                         281                        4,596

Office Automation & Equipment
Pitney Bowes Inc                                                                               700                       32,333
Xerox Corp (a)                                                                               3,200                       54,240
                                                                                                               -----------------
                                                                                                                        105,362
                                                                                                               -----------------
Office Supplies & Forms (0.02%)
ACCO Brands Corp (a)                                                                           141                        3,732
Avery Dennison Corp                                                                            300                       20,379
                                                                                                               -----------------
                                                                                                                         24,111
                                                                                                               -----------------
Oil - Field Services (0.49%)
Baker Hughes Inc                                                                             1,400                      104,524
BJ Services Co                                                                               1,200                       35,184
Halliburton Co                                                                               3,400                      105,570
Schlumberger Ltd                                                                             4,100                      258,956
                                                                                                               -----------------
                                                                                                                        504,234
                                                                                                               -----------------
Oil - US Royalty Trusts (0.00%)
Hugoton Royalty Trust                                                                           53                        1,304
                                                                                                               -----------------

Oil & Gas Drilling (0.13%)
Nabors Industries Ltd (a)                                                                    1,000                       29,780
Transocean Inc (a)                                                                           1,300                      105,157
                                                                                                               -----------------
                                                                                                                        134,937
                                                                                                               -----------------
Oil Company - Exploration & Production (0.71%)
Anadarko Petroleum Corp                                                                      1,700                       73,984
Apache Corp                                                                                  1,200                       79,812
Devon Energy Corp                                                                            1,700                      114,036
EOG Resources Inc                                                                              800                       49,960
Oao Gazprom (a)                                                                              7,954                      369,066
XTO Energy Inc                                                                                 900                       42,345
                                                                                                               -----------------
                                                                                                                        729,203
                                                                                                               -----------------
Oil Company - Integrated (4.41%)
BP PLC                                                                                      33,998                      377,770
Chevron Corp                                                                                 8,330                      612,505
ConocoPhillips                                                                               5,898                      424,361
Exxon Mobil Corp                                                                            22,600                    1,731,838
Hess Corp                                                                                      900                       44,613
LUKOIL ADR                                                                                   3,796                      332,530
Marathon Oil Corp                                                                            1,200                      111,000
Occidental Petroleum Corp                                                                    2,800                      136,724
Royal Dutch Shell PLC - A Shares                                                             6,233                      217,843
Royal Dutch Shell PLC - B Shares                                                             3,859                      135,250
Total SA                                                                                     5,456                      393,598
                                                                                                               -----------------
                                                                                                                      4,518,032
                                                                                                               -----------------
Oil Refining & Marketing (0.31%)
Tupras Turkiye Petrol Rafinerileri AS                                                       12,688                      216,920
Valero Energy Corp                                                                           1,900                       97,204
                                                                                                               -----------------
                                                                                                                        314,124
                                                                                                               -----------------
Optical Supplies (0.07%)
Bausch & Lomb Inc                                                                              200                       10,412
Cie Generale d'Optique Essilor International SA                                                606                       65,156
                                                                                                               -----------------
                                                                                                                         75,568
                                                                                                               -----------------
Paper & Related Products (0.06%)
International Paper Co                                                                       1,000                       34,100
MeadWestvaco Corp                                                                              600                       18,036
Temple-Inland Inc                                                                              300                       13,809
                                                                                                               -----------------
                                                                                                                         65,945
                                                                                                               -----------------

Pharmacy Services (0.14%)
Express Scripts Inc (a)                                                                      1,000                       71,600
Medco Health Solutions Inc (a)                                                               1,350                       72,144
                                                                                                               -----------------
                                                                                                                        143,744
                                                                                                               -----------------
Photo Equipment & Supplies (0.03%)
Eastman Kodak Co                                                                             1,000                       25,800
                                                                                                               -----------------

Pipelines (0.09%)
Kinder Morgan Inc                                                                              400                       42,300
Williams Cos Inc                                                                             2,000                       52,240
                                                                                                               -----------------
                                                                                                                         94,540
                                                                                                               -----------------
Power Converter & Supply Equipment (0.19%)
American Power Conversion Corp                                                                 800                       24,472
Schneider Electric SA                                                                        1,504                      166,968
                                                                                                               -----------------
                                                                                                                        191,440
                                                                                                               -----------------
Printing - Commercial (0.02%)
RR Donnelley & Sons Co                                                                         600                       21,324
                                                                                                               -----------------

Private Corrections (0.00%)
Corrections Corp of America (a)                                                                 10                          452
                                                                                                               -----------------

Property & Casualty Insurance (0.27%)
Chubb Corp                                                                                   1,200                       63,492
Progressive Corp/The                                                                         3,900                       94,458
St Paul Travelers Cos Inc/The                                                                2,245                      120,534
                                                                                                               -----------------
                                                                                                                        278,484
                                                                                                               -----------------
Publicly Traded Investment Fund (3.52%)
iShares MSCI Mexico Index Fund                                                              44,400                    2,263,068
Midcap SPDR Trust Series 1                                                                      37                        5,407
Streettracks Gold Trust (a)                                                                 21,100                    1,333,942
                                                                                                               -----------------
                                                                                                                      3,602,417
                                                                                                               -----------------
Publishing - Newspapers (0.12%)
Gannett Co Inc                                                                                 960                       58,041
New York Times Co                                                                              802                       19,537
Tribune Co                                                                                   1,332                       40,999
                                                                                                               -----------------
                                                                                                                        118,577
                                                                                                               -----------------
Publishing - Periodicals (0.01%)
Idearc Inc                                                                                     325                        9,311
                                                                                                               -----------------

Quarrying (0.03%)
Vulcan Materials Co                                                                            300                       26,961
                                                                                                               -----------------

Radio (0.00%)
Cumulus Media Inc (a)                                                                            9                           94
                                                                                                               -----------------

Real Estate Magagement & Services (0.03%)
Realogy Corp (a)                                                                             1,075                       32,594
                                                                                                               -----------------

Real Estate Operator & Developer (0.15%)
Land Securities Group PLC                                                                    3,434                      156,192
                                                                                                               -----------------

Regional Banks (1.30%)
Bank of America Corp                                                                        17,291                      923,167
Capital One Financial Corp                                                                   1,400                      107,548
Comerica Inc                                                                                   100                        5,868
Fifth Third Bancorp                                                                            400                       16,372

Regional Banks
Keycorp                                                                                        100                        3,803
National City Corp                                                                             400                       14,624
PNC Financial Services Group Inc                                                               200                       14,808
SunTrust Banks Inc                                                                             300                       25,335
US Bancorp                                                                                   1,400                       50,666
Wachovia Corp                                                                                1,499                       85,368
Wells Fargo & Co                                                                             2,400                       85,344
                                                                                                               -----------------
                                                                                                                      1,332,903
                                                                                                               -----------------
Reinsurance (0.03%)
Muenchener Rueckversicherungs AG                                                               196                       33,893
                                                                                                               -----------------

REITS - Apartments (0.11%)
Equity Residential                                                                           2,200                      111,650
                                                                                                               -----------------

REITS - Hotels (0.04%)
Host Hotels & Resorts Inc                                                                    1,710                       41,981
                                                                                                               -----------------

REITS - Office Property (0.16%)
Equity Office Properties Trust                                                               3,500                      168,595
                                                                                                               -----------------

REITS - Warehouse & Industrial (0.10%)
Prologis                                                                                     1,700                      103,309
                                                                                                               -----------------

Rental - Auto & Equipment (0.01%)
Avis Budget Group Inc                                                                          310                        6,724
                                                                                                               -----------------

Retail - Apparel & Shoe (0.04%)
Gap Inc/The                                                                                    944                       18,408
Ltd Brands Inc                                                                                 728                       21,068
                                                                                                               -----------------
                                                                                                                         39,476
                                                                                                               -----------------
Retail - Auto Parts (0.01%)
Autozone Inc (a)                                                                               105                       12,134
                                                                                                               -----------------

Retail - Bedding (0.01%)
Bed Bath & Beyond Inc (a)                                                                      298                       11,354
                                                                                                               -----------------

Retail - Building Products (0.13%)
Home Depot Inc                                                                               1,993                       80,039
Lowe's Cos Inc                                                                               1,598                       49,778
                                                                                                               -----------------
                                                                                                                        129,817
                                                                                                               -----------------
Retail - Consumer Electronics (0.03%)
Best Buy Co Inc                                                                                553                       27,202
                                                                                                               -----------------

Retail - Discount (0.68%)
Costco Wholesale Corp                                                                        1,375                       72,696
Dollar General Corp                                                                            680                       10,921
Family Dollar Stores Inc                                                                       359                       10,530
Target Corp                                                                                    849                       48,435
TJX Cos Inc                                                                                    596                       16,974
Wal-Mart Stores Inc                                                                         11,600                      535,688
                                                                                                               -----------------
                                                                                                                        695,244
                                                                                                               -----------------
Retail - Drug Store (0.15%)
CVS Corp                                                                                     1,500                       46,365
Walgreen Co                                                                                  2,275                      104,400
                                                                                                               -----------------
                                                                                                                        150,765
                                                                                                               -----------------

Retail - Jewelry (0.20%)
Compagnie Financiere Richemont AG                                                            3,359                      195,723
Tiffany & Co                                                                                   346                       13,577
                                                                                                               -----------------
                                                                                                                        209,300
                                                                                                               -----------------
Retail - Major Department Store (0.03%)
JC Penney Co Inc                                                                               341                       26,380
                                                                                                               -----------------

Retail - Office Supplies (0.02%)
Staples Inc                                                                                    945                       25,231
                                                                                                               -----------------

Retail - Regional Department Store (0.05%)
Federated Department Stores Inc                                                                716                       27,301
Kohl's Corp (a)                                                                                297                       20,324
                                                                                                               -----------------
                                                                                                                         47,625
                                                                                                               -----------------
Retail - Restaurants (0.85%)
Darden Restaurants Inc                                                                         800                       32,136
McDonald's Corp                                                                              9,969                      441,926
Starbucks Corp (a)                                                                           6,074                      215,141
Tim Hortons Inc                                                                                812                       23,516
Wendy's International Inc                                                                      600                       19,854
Yum! Brands Inc                                                                              2,298                      135,122
                                                                                                               -----------------
                                                                                                                        867,695
                                                                                                               -----------------
Rubber - Tires (0.12%)
Compagnie Generale des Etablissements Michelin                                                 666                       63,738
Continental AG                                                                                 503                       58,570
                                                                                                               -----------------
                                                                                                                        122,308
                                                                                                               -----------------
Savings & Loans - Thrifts (0.03%)
Washington Mutual Inc                                                                          700                       31,843
                                                                                                               -----------------

Schools (0.01%)
Apollo Group Inc (a)                                                                           300                       11,691
                                                                                                               -----------------

Semiconductor Component - Integrated Circuits (0.10%)
Analog Devices Inc                                                                           1,000                       32,870
Linear Technology Corp                                                                       1,000                       30,320
Maxim Integrated Products Inc                                                                1,300                       39,806
                                                                                                               -----------------
                                                                                                                        102,996
                                                                                                               -----------------
Semiconductor Equipment (0.36%)
Applied Materials Inc                                                                        5,300                       97,785
ASML Holding NV (a)                                                                          7,407                      184,210
Kla-Tencor Corp                                                                                800                       39,800
Novellus Systems Inc (a)                                                                       800                       27,536
Teradyne Inc (a)                                                                               800                       11,968
Verigy Ltd (a)                                                                                 195                        3,461
                                                                                                               -----------------
                                                                                                                        364,760
                                                                                                               -----------------
Soap & Cleaning Products (0.05%)
Henkel KGaA                                                                                     92                       13,553
Reckitt Benckiser PLC                                                                          873                       39,896
                                                                                                               -----------------
                                                                                                                         53,449
                                                                                                               -----------------
Steel - Producers (0.06%)
Nucor Corp                                                                                     700                       38,262
United States Steel Corp                                                                       300                       21,942
                                                                                                               -----------------
                                                                                                                         60,204
                                                                                                               -----------------
Telecommunication Equipment (0.15%)
Alcatel-Lucent - Warrants (a)                                                                  942                          292
Alcatel-Lucent ADR                                                                           3,045                       43,300

Telecommunication Equipment
Alcatel-Lucent                                                                               3,643                       52,417
Avaya Inc (a)                                                                                1,600                       22,368
Comverse Technology Inc (a)                                                                    700                       14,777
Tellabs Inc (a)                                                                              1,600                       16,416
                                                                                                               -----------------
                                                                                                                        149,570
                                                                                                               -----------------
Telecommunication Equipment - Fiber Optics (0.10%)
Corning Inc (a)                                                                              4,600                       86,066
JDS Uniphase Corp (a)                                                                          712                       11,862
                                                                                                               -----------------
                                                                                                                         97,928
                                                                                                               -----------------
Telecommunication Services (0.02%)
Embarq Corp                                                                                    306                       16,083
                                                                                                               -----------------

Telephone - Integrated (1.54%)
AT&T Inc                                                                                     9,306                      332,689
BellSouth Corp                                                                               4,400                      207,284
BT Group PLC                                                                                10,921                       64,470
CenturyTel Inc                                                                                 500                       21,830
Deutsche Telekom AG                                                                          4,912                       90,064
Portugal Telecom SGPS SA                                                                     3,183                       41,345
Qwest Communications International Inc (a)                                                   5,000                       41,850
Royal KPN NV                                                                                 4,813                       68,426
Sprint Nextel Corp                                                                           6,138                      115,947
Swisscom AG                                                                                    187                       70,787
Telecom Italia SpA RNC                                                                      10,709                       27,170
Telecom Italia SpA                                                                          20,613                       62,311
Telefonica SA                                                                                8,378                      178,276
Telefonica SA ADR                                                                                1                           64
Verizon Communications Inc                                                                   6,500                      242,060
Windstream Corp                                                                                723                       10,281
                                                                                                               -----------------
                                                                                                                      1,574,854
                                                                                                               -----------------
Television (0.48%)
CBS Corp                                                                                     2,582                       80,507
Central European Media Enterprises Ltd (a)                                                   2,300                      161,000
TNV SA (a)                                                                                  23,845                      204,505
Univision Communications Inc (a)                                                             1,316                       46,613
                                                                                                               -----------------
                                                                                                                        492,625
                                                                                                               -----------------
Therapeutics (0.09%)
Gilead Sciences Inc (a)                                                                      1,400                       90,902
                                                                                                               -----------------

Tobacco (0.73%)
Altria Group Inc                                                                             7,500                      643,650
Reynolds American Inc                                                                          900                       58,923
UST Inc                                                                                        700                       40,740
                                                                                                               -----------------
                                                                                                                        743,313
                                                                                                               -----------------
Tools - Hand Held (0.02%)
Black & Decker Corp                                                                            300                       23,991
                                                                                                               -----------------

Toys (0.03%)
Mattel Inc                                                                                   1,400                       31,724
                                                                                                               -----------------

Transport - Rail (0.31%)
Burlington Northern Santa Fe Corp                                                            1,200                       88,572
CSX Corp                                                                                     2,000                       68,860
Norfolk Southern Corp                                                                        1,300                       65,377
Union Pacific Corp                                                                           1,000                       92,020
                                                                                                               -----------------
                                                                                                                        314,829
                                                                                                               -----------------

                                                                                                               -----------------
Transport - Services (0.52%)
Deutsche Post AG                                                                             3,132                       94,677
FedEx Corp                                                                                   1,100                      119,482
United Parcel Service Inc                                                                    4,300                      322,414
                                                                                                               -----------------
                                                                                                                        536,573
                                                                                                               -----------------
Web Portals (0.48%)
Google Inc (a)                                                                                 800                      368,384
Yahoo! Inc (a)                                                                               4,700                      120,038
                                                                                                               -----------------
                                                                                                                        488,422
                                                                                                               -----------------
Wireless Equipment (0.73%)
Motorola Inc                                                                                 7,900                      162,424
Nokia OYJ                                                                                   11,145                      227,740
Qualcomm Inc                                                                                 5,300                      200,287
Telefonaktiebolaget LM Ericsson                                                             39,500                      159,536
                                                                                                               -----------------
                                                                                                                        749,987
                                                                                                               -----------------
TOTAL COMMON STOCKS                                                                                         $        64,774,810
                                                                                                               -----------------
                                                                                Principal
                                                                                  Amount                            Value
                                                                        --------------------------- ---------- -----------------
BONDS (13.85%)
Aerospace & Defense (0.07%)
Raytheon Co
6.75%, 8/15/2007                                                                            15,000                       15,110
Systems 2001 Asset Trust LLC
6.66%, 9/15/2013 (b)                                                                        54,401                       56,960
                                                                                                               -----------------
                                                                                                                         72,070
                                                                                                               -----------------
Asset Backed Securities (1.83%)
                         Carrington Mortgage Loan Trust
5.50%, 9/25/2035 (c)                                                                        36,298                       36,305
Connecticut RRB Special Purpose Trust CL&P
5.68%, 12/30/2010 (c)                                                                      200,000                      201,142
Credit-Based Asset Servicing and Securitizing
5.45%, 8/25/2035 (c)                                                                        41,597                       41,597
5.38%, 6/25/2036 (c)                                                                       120,595                      120,612
First Franklin Mortgage Loan Asset Backed Certificates
5.42%, 3/25/2035 (c)                                                                        82,257                       82,272
5.45%, 7/25/2035 (c)                                                                        44,402                       44,409
5.37%, 7/25/2036 (c)                                                                       119,177                      119,171
Fremont Home Loan Trust
5.37%, 10/25/2036 (c)                                                                      174,479                      174,482
GSAMP Trust
5.39%, 6/25/2036 (c)                                                                        86,318                       86,330
5.42%, 1/25/2037 (d)                                                                       125,000                      125,000
Long Beach Mortgage Loan Trust
5.44%, 1/25/2036 (c)                                                                        58,097                       58,106
Peco Energy Transition Trust
6.05%, 3/ 1/2009                                                                           160,170                      160,374
RAAC Series
5.45%, 9/25/2045 (c)                                                                        71,069                       71,086
Residential Asset Mortgage Products Inc
5.39%, 8/25/2036 (c)                                                                       161,234                      161,241
Securitized Asset Backed Receivables LLC Trust
5.42%, 11/25/2035 (c)                                                                       49,272                       49,280
5.43%, 11/25/2036 (d)                                                                      150,000                      149,812
Soundview Home Equity Loan Trust
5.41%, 1/25/2037 (d)                                                                       125,000                      125,000

Asset Backed Securities
Structured Asset Investment Loan Trust
5.42%, 2/25/2036 (c)                                                                        68,564                       68,569
                                                                                                               -----------------
                                                                                                                      1,874,788
                                                                                                               -----------------
Auto - Car & Light Trucks (0.03%)
                        DaimlerChrysler NA Holding Corp
7.20%, 9/ 1/2009                                                                            20,000                       20,747
8.50%, 1/18/2031                                                                             5,000                        5,952
                                                                                                               -----------------
                                                                                                                         26,699
                                                                                                               -----------------
Automobile Sequential (0.08%)
Capital Auto Receivables Asset Trust
5.43%, 1/15/2008 (c)                                                                        38,402                       38,410
5.41%, 4/15/2008 (c)                                                                        31,481                       31,484
Merrill Auto Trust Securitization
5.36%, 4/25/2008 (c)                                                                        14,489                       14,490
                                                                                                               -----------------
                                                                                                                         84,384
                                                                                                               -----------------
Brewery (0.08%)
                                FBG Finance Ltd
5.13%, 6/15/2015 (b)                                                                        45,000                       42,539
Miller Brewing Co
4.25%, 8/15/2008 (b)                                                                        40,000                       39,292
                                                                                                               -----------------
                                                                                                                         81,831
                                                                                                               -----------------
Cable TV (0.11%)
Comcast Cable Communications LLC
8.38%, 5/ 1/2007                                                                            25,000                       25,231
6.75%, 1/30/2011                                                                            25,000                       26,195
Echostar DBS Corp
6.38%, 10/ 1/2011                                                                           65,000                       64,594
                                                                                                               -----------------
                                                                                                                        116,020
                                                                                                               -----------------
Chemicals - Diversified (0.02%)
ICI Wilmington Inc
4.38%, 12/ 1/2008                                                                           20,000                       19,624
                                                                                                               -----------------

Computers (0.04%)
Hewlett-Packard Co
5.50%, 5/22/2009 (c)                                                                        40,000                       40,063
                                                                                                               -----------------

Consumer Products - Miscellaneous (0.05%)
Clorox Co
5.48%, 12/14/2007 (c)                                                                       50,000                       50,054
                                                                                                               -----------------

Credit Card Asset Backed Securities (1.47%)
                  American Express Credit Account Master Trust
5.46%, 9/15/2009 (c)                                                                       200,000                      200,037
5.46%, 11/16/2009 (c)                                                                      275,000                      275,136
5.46%, 12/15/2009 (c)                                                                      200,000                      200,103
GE Capital Credit Card Master Note Trust
5.40%, 6/15/2010 (c)                                                                       150,000                      150,052
5.39%, 9/15/2010 (c)                                                                       150,000                      150,070
MBNA Credit Card Master Note Trust
5.46%, 8/17/2009 (c)                                                                       275,000                      275,080
5.49%, 2/16/2010 (c)                                                                       250,000                      250,294
                                                                                                               -----------------
                                                                                                                      1,500,772
                                                                                                               -----------------
Diversified Financial Services (0.04%)
AXA Financial Inc
6.50%, 4/ 1/2008                                                                            20,000                       20,241

Diversified Financial Services
                         General Electric Capital Corp
4.25%, 12/ 1/2010                                                                           25,000                       24,188
                                                                                                               -----------------
                                                                                                                         44,429
                                                                                                               -----------------
Electric - Distribution (0.02%)
Detroit Edison Co
6.13%, 10/ 1/2010                                                                           20,000                       20,446
                                                                                                               -----------------

Electric - Integrated (0.29%)
Arizona Public Service Co
5.80%, 6/30/2014                                                                            40,000                       39,908
CC Funding Trust I
6.90%, 2/16/2007                                                                            45,000                       45,055
Consumers Energy Co
4.80%, 2/17/2009                                                                            25,000                       24,672
4.00%, 5/15/2010                                                                            15,000                       14,338
Entergy Gulf States Inc
3.60%, 6/ 1/2008                                                                            20,000                       19,472
6.10%, 12/ 8/2008 (b)(c)                                                                    35,000                       35,074
5.77%, 12/ 1/2009 (c)                                                                       20,000                       19,957
Nisource Finance Corp
5.94%, 11/23/2009 (c)                                                                       30,000                       30,009
Ohio Power Co
6.00%, 6/ 1/2016                                                                            40,000                       41,073
PSEG Energy Holdings LLC
8.63%, 2/15/2008                                                                             6,000                        6,165
TXU Energy Co LLC
7.00%, 3/15/2013                                                                            15,000                       15,695
Wisconsin Electric Power Co
3.50%, 12/ 1/2007                                                                           10,000                        9,836
                                                                                                               -----------------
                                                                                                                        301,254
                                                                                                               -----------------
Electric Products - Miscellaneous (0.02%)
LG Electronics Inc
5.00%, 6/17/2010 (b)                                                                        25,000                       24,501
                                                                                                               -----------------

Finance - Auto Loans (0.39%)
GMAC LLC
6.88%, 9/15/2011                                                                           205,000                      210,268
Toyota Motor Credit Corp
5.65%, 1/15/2007                                                                           185,000                      185,040
                                                                                                               -----------------
                                                                                                                        395,308
                                                                                                               -----------------
Finance - Commercial (0.09%)
Caterpillar Financial Services Corp
5.45%, 8/20/2007 (c)                                                                        55,000                       55,047
3.63%, 11/15/2007                                                                           10,000                        9,854
CIT Group Inc
3.65%, 11/23/2007                                                                           30,000                       29,573
                                                                                                               -----------------
                                                                                                                         94,474
                                                                                                               -----------------
Finance - Consumer Loans (0.17%)
American General Finance Corp
4.63%, 9/ 1/2010                                                                            25,000                       24,397
HSBC Finance Corp
4.13%, 12/15/2008                                                                           15,000                       14,702
6.75%, 5/15/2011                                                                            95,000                      100,542
SLM Corp
4.00%, 1/15/2010                                                                            40,000                       38,582
                                                                                                               -----------------
                                                                                                                        178,223
                                                                                                               -----------------

Finance - Credit Card (0.07%)
MBNA Corp
5.80%, 5/ 5/2008 (c)                                                                        70,000                       70,429
                                                                                                               -----------------

Finance - Investment Banker & Broker (0.09%)
JPMorgan Chase & Co
6.00%, 2/15/2009                                                                            90,000                       91,012
                                                                                                               -----------------

Finance - Mortgage Loan/Banker (0.23%)
Countrywide Home Loans Inc
3.25%, 5/21/2008                                                                            55,000                       53,469
Nationwide Building Society
4.25%, 2/ 1/2010 (b)                                                                        60,000                       58,128
Residential Capital LLC
6.38%, 6/30/2010                                                                            75,000                       75,873
SLM Student Loan Trust
5.40%, 4/25/2013 (c)                                                                        50,911                       50,909
                                                                                                               -----------------
                                                                                                                        238,379
                                                                                                               -----------------
Food - Miscellaneous/Diversified (0.09%)
ConAgra Foods Inc
7.00%, 10/ 1/2028                                                                           15,000                       16,251
8.25%, 9/15/2030                                                                            20,000                       24,564
General Mills Inc
3.88%, 11/30/2007                                                                           25,000                       24,625
Sara Lee Corp
6.13%, 11/ 1/2032                                                                           25,000                       22,621
                                                                                                               -----------------
                                                                                                                         88,061
                                                                                                               -----------------
Food - Retail (0.04%)
                              Delhaize America Inc
9.00%, 4/15/2031                                                                            30,000                       35,619
                                                                                                               -----------------

Gas - Distribution (0.03%)
Sempra Energy
4.62%, 5/17/2007                                                                            30,000                       29,886
                                                                                                               -----------------

Home Equity - Other (0.96%)
ACE Securities Corp
5.67%, 5/25/2034 (c)                                                                        51,136                       51,231
5.46%, 7/25/2035 (c)                                                                        31,933                       31,936
Aegis Asset Backed Securities Trust
5.46%, 10/25/2035 (c)                                                                       23,017                       23,019
Argent Securities Inc
5.37%, 10/25/2036                                                                          177,953                      177,956
Bayview Financial Acquisition Trust
5.43%, 11/28/2036 (d)                                                                      108,486                      108,486
Bear Stearns Asset Backed Securities Inc
5.55%, 9/25/2034 (c)                                                                        39,758                       39,786
5.47%, 8/25/2035 (c)                                                                        35,155                       35,162
5.47%, 11/25/2035 (c)                                                                       60,880                       60,892
Citigroup Mortgage Loan Trust Inc
5.42%, 8/25/2036 (c)                                                                        75,763                       75,768
Countrywide Asset-Backed Certificates
5.43%, 6/25/2035 (c)                                                                       115,346                      115,351
New Century Home Equity Loan Trust
5.88%, 11/25/2034 (c)                                                                       12,119                       12,123
Option One Mortgage Loan Trust
5.65%, 11/25/2034 (c)                                                                        6,010                        6,011
5.40%, 7/25/2036 (c)                                                                       106,201                      106,210

Home Equity - Other
Residential Asset Securities Corp
5.65%, 6/25/2032 (c)                                                                        88,805                       88,832
Structured Asset Securities Corp
5.70%, 12/25/2034 (c)                                                                       53,208                       53,253
                                                                                                               -----------------
                                                                                                                        986,016
                                                                                                               -----------------
Hotels & Motels (0.03%)
Hyatt Equities LLC
6.88%, 6/15/2007 (b)                                                                        35,000                       35,146
                                                                                                               -----------------

Medical - HMO (0.01%)
WellPoint Inc
3.75%, 12/14/2007                                                                           10,000                        9,842
                                                                                                               -----------------

Multimedia (0.12%)
Time Warner Inc
5.61%, 11/13/2009                                                                           80,000                       80,052
Viacom Inc
6.88%, 4/30/2036                                                                            40,000                       39,547
                                                                                                               -----------------
                                                                                                                        119,599
                                                                                                               -----------------
Non-Hazardous Waste Disposal (0.01%)
Waste Management Inc
7.38%, 8/ 1/2010                                                                            10,000                       10,637
                                                                                                               -----------------

Pipelines (0.13%)
Consolidated Natural Gas Co
6.25%, 11/ 1/2011                                                                           15,000                       15,493
Kinder Morgan Finance Co ULC
5.70%, 1/ 5/2016                                                                            45,000                       41,288
Panhandle Eastern Pipe Line
2.75%, 3/15/2007                                                                            10,000                        9,941
Plains All American Pipeline LP
6.70%, 5/15/2036                                                                            40,000                       41,145
Texas Eastern Transmission LP
7.00%, 7/15/2032                                                                            20,000                       22,454
                                                                                                               -----------------
                                                                                                                        130,321
                                                                                                               -----------------
Poultry (0.01%)
Pilgrim's Pride Corp
9.63%, 9/15/2011                                                                            10,000                       10,450
                                                                                                               -----------------

Power Converter & Supply Equipment (0.03%)
Cooper Industries Inc
5.25%, 11/15/2012                                                                           35,000                       34,646
                                                                                                               -----------------

Real Estate Operator & Developer (0.04%)
Brascan Corp
7.13%, 6/15/2012                                                                            40,000                       42,619
                                                                                                               -----------------

Retail - Building Products (0.02%)
Home Depot Inc
5.49%, 12/16/2009                                                                           20,000                       19,999
                                                                                                               -----------------

Retail - Drug Store (0.08%)
CVS Corp
5.75%, 8/15/2011                                                                            15,000                       15,180

Retail - Drug Store
CVS Lease Pass Through
6.04%, 12/10/2028 (b)                                                                       65,000                       64,731
                                                                                                               -----------------
                                                                                                                         79,911
                                                                                                               -----------------
Retail - Major Department Store (0.08%)
May Department Stores Co/The
5.95%, 11/ 1/2008                                                                           45,000                       45,305
6.70%, 7/15/2034                                                                            40,000                       39,455
                                                                                                               -----------------
                                                                                                                         84,760
                                                                                                               -----------------
Retail - Restaurants (0.03%)
Yum! Brands Inc
8.88%, 4/15/2011                                                                            25,000                       28,044
                                                                                                               -----------------

Savings & Loans - Thrifts (0.07%)
Washington Mutual Bank
5.50%, 1/15/2013                                                                            30,000                       29,876
Washington Mutual Inc
8.25%, 4/ 1/2010                                                                            35,000                       37,700
                                                                                                               -----------------
                                                                                                                         67,576
                                                                                                               -----------------
Sovereign Agency (6.14%)
                           Fannie Mae Discount Notes
0.00%, 1/ 5/2007 (a)                                                                     1,000,000                      999,429
0.00%, 2/ 1/2007 (a)                                                                     1,200,000                    1,194,647
Federal Home Loan Bank Discount Notes
0.00%, 1/ 3/2007 (a)                                                                       500,000                      499,857
0.00%, 1/ 5/2007 (a)                                                                     1,300,000                    1,299,254
Freddie Mac Discount Notes
0.00%, 1/ 9/2007 (a)                                                                     1,000,000                      998,853
0.00%, 1/23/2007 (a)                                                                     1,300,000                    1,295,708
                                                                                                               -----------------
                                                                                                                      6,287,748
                                                                                                               -----------------
Special Purpose Entity (0.28%)
AIG SunAmerica Global Financing VI
6.30%, 5/10/2011 (b)                                                                       110,000                      114,473
Farmers Exchange Capital
7.05%, 7/15/2028 (b)                                                                       110,000                      114,789
Xlliac Global Funding
4.80%, 8/10/2010 (b)                                                                        55,000                       53,902
                                                                                                               -----------------
                                                                                                                        283,164
                                                                                                               -----------------
Telephone - Integrated (0.35%)
AT&T Corp
7.30%, 11/15/2011 (c)                                                                       12,000                       12,992
8.00%, 11/15/2031 (c)                                                                       45,000                       55,831
AT&T Inc
6.15%, 9/15/2034                                                                            25,000                       24,589
France Telecom SA
8.50%, 3/ 1/2031 (c)                                                                        40,000                       52,509
Sprint Capital Corp
8.75%, 3/15/2032                                                                             5,000                        6,018
Telecom Italia Capital SA
4.00%, 11/15/2008                                                                           25,000                       24,346
4.00%, 1/15/2010                                                                            30,000                       28,647
Telefonica Europe BV
8.25%, 9/15/2030                                                                            45,000                       53,613
Verizon New England Inc
6.50%, 9/15/2011                                                                            95,000                       97,673
                                                                                                               -----------------
                                                                                                                        356,218
                                                                                                               -----------------

Textile - Home Furnishings (0.03%)
Mohawk Industries Inc
7.20%, 4/15/2012                                                                            25,000                       25,967
                                                                                                               -----------------

Transport - Rail (0.05%)
Norfolk Southern Corp
7.35%, 5/15/2007                                                                            30,000                       30,208
Union Pacific Corp
6.79%, 11/ 9/2007                                                                           15,000                       15,144
6.63%, 2/ 1/2008                                                                            10,000                       10,116
                                                                                                               -----------------
                                                                                                                         55,468
                                                                                                               -----------------
Transport - Services (0.03%)
FedEx Corp
7.25%, 2/15/2011                                                                            30,000                       31,964
                                                                                                               -----------------
TOTAL BONDS                                                                                                 $        14,178,421
                                                                                                               -----------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (16.63%) Federal Home Loan
Mortgage Corporation (FHLMC) (0.13%)
7.50%, 10/ 1/2030                                                                           34,589                       35,999
12.00%, 7/ 1/2010                                                                           10,904                       11,722
12.00%, 7/ 1/2013                                                                           19,986                       22,026
12.00%, 6/ 1/2015                                                                           18,129                       20,076
11.50%, 10/ 1/2015                                                                          25,440                       28,037
10.00%, 9/ 1/2017                                                                           15,240                       16,132
                                                                                                               -----------------
                                                                                                                        133,992
                                                                                                               -----------------
Federal National Mortgage Association (FNMA) (5.58%)
7.00%, 6/ 1/2032                                                                            77,084                       79,295
7.00%, 10/ 1/2032                                                                           52,114                       53,626
7.00%, 10/ 1/2034                                                                           31,815                       32,710
7.00%, 10/ 1/2035                                                                          279,025                      286,438
7.00%, 1/15/2037 (e)                                                                     1,775,000                    1,821,594
8.00%, 2/ 1/2012                                                                            16,003                       16,565
10.00%, 4/ 1/2016                                                                           14,716                       15,764
7.00%, 4/ 1/2023                                                                             2,635                        2,718
7.50%, 4/ 1/2030                                                                             1,169                        1,220
7.50%, 6/ 1/2030                                                                            56,015                       58,328
7.50%, 11/ 1/2030                                                                           17,261                       17,974
7.50%, 2/ 1/2031                                                                            23,426                       24,449
8.00%, 12/ 1/2031                                                                            3,741                        3,946
8.50%, 5/ 1/2032                                                                            62,307                       66,940
7.50%, 6/ 1/2032                                                                            43,209                       44,914
6.50%, 12/ 1/2032                                                                          231,442                      236,746
7.50%, 9/ 1/2035                                                                           108,613                      113,098
6.77%, 1/ 1/2036 (c)                                                                       455,165                      464,548
6.73%, 3/ 1/2036 (c)                                                                       238,934                      243,888
6.79%, 3/ 1/2036 (c)                                                                       226,389                      231,088
7.25%, 4/ 1/2036 (c)                                                                       325,654                      332,832
7.27%, 4/ 1/2036 (c)                                                                       458,816                      471,881
7.22%, 5/ 1/2036 (c)                                                                       502,125                      513,172
7.24%, 7/ 1/2036 (c)                                                                       175,765                      179,645
7.25%, 7/ 1/2036 (c)                                                                       247,942                      253,425
7.25%, 8/ 1/2036 (c)                                                                       147,633                      150,901
                                                                                                               -----------------
                                                                                                                      5,717,705
                                                                                                               -----------------
Government National Mortgage Association (GNMA) (0.04%)
12.00%, 12/15/2012                                                                          23,738                       26,383
10.50%, 4/15/2014                                                                           11,136                       12,255
                                                                                                               -----------------
                                                                                                                         38,638
                                                                                                               -----------------
U.S. Treasury (10.88%)
4.63%, 2/29/2008                                                                           500,000                      497,890
U.S. Treasury
4.50%, 2/28/2011                                                                           580,000                      575,718
3.88%, 2/15/2013                                                                         1,955,000                    1,871,072
4.25%, 8/15/2013                                                                         2,350,000                    2,291,067
4.25%, 11/15/2013                                                                        1,430,000                    1,392,239
4.00%, 2/15/2014                                                                           485,000                      464,255
4.25%, 8/15/2014                                                                           905,000                      878,486
8.13%, 8/15/2019                                                                           225,000                      293,959
8.13%, 8/15/2021                                                                           875,000                    1,167,783
6.38%, 8/15/2027                                                                           260,000                      309,380
5.50%, 8/15/2028                                                                            25,000                       27,008
6.13%, 8/15/2029                                                                         1,175,000                    1,373,281
                                                                                                               -----------------
                                                                                                                     11,142,138
                                                                                                               -----------------
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS                                                       $        17,032,473
                                                                                                               -----------------
Total Investments                                                                                           $        95,985,704
Other Assets in Excess of Liabilities, Net - 6.25%                                                                    6,395,788
                                                                                                               -----------------
TOTAL NET ASSETS - 100.00%                                                                                  $       102,381,492
                                                                                                               =================
                                                                                                               -----------------

                                                                                                               =================

(a)  Non-Income Producing Security

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $639,535 or 0.62% of net assets.


(c)  Variable Rate

(d) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $508,298 or 0.50% of net assets.

(e) Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                                     $        16,973,632
Unrealized Depreciation                                                                                             (1,270,896)
                                                                                                               -----------------
Net Unrealized Appreciation (Depreciation)                                                                           15,702,736
Cost for federal income tax purposes                                                                                 80,282,968


                                         SCHEDULE OF FUTURES CONTRACTS
                                                                                       Current                    Unrealized
                                                             Number of                 Market                   Appreciation/
Type                                                         Contracts                  Value                   (Depreciation)
------------------------------------------------------------ ---------- -------------------------------------- -----------------
Buy:
Australia 10 Year Bond; March 2007                              11                                   $876,402         $(11,180)
DJ Euro Stoxx 50; March 2007                                     8                                    438,994               647
FTSE 100 Index; March 2007                                       6                                    730,249           (8,495)
Hang Seng Index; January 2007                                    5                                    643,392            23,132
Long Gilt; March 2007                                            6                                  1,270,299          (16,009)
NASDAQ 100; March 2007                                           3                                    532,500           (9,726)
SPI 200; March 2007                                              8                                    891,330            11,584
Topix Index; March 2007                                         25                                  3,534,515           165,682
U.S. 10 Year Note; March 2007                                   16                                  1,719,500          (14,786)
U.S. Long Bond; March 2007                                      17                                  1,894,438          (28,366)
Sell:
S & P 500; March 2007                                            6                                  2,142,600           (4,974)
S&P 500 eMini; March 2007                                        1                                     71,419              (91)





Portfolio Summary (unaudited)
------------------------------------------------ -------------------------------------------------- ---------- -----------------
Sector                                                                                                                  Percent
------------------------------------------------ -------------------------------------------------- ---------- -----------------
Government                                                                                                               17.02%
Financial                                                                                                                12.98%
Consumer, Non-cyclical                                                                                                   12.85%
Communications                                                                                                            7.46%
Industrial                                                                                                                7.17%
Energy                                                                                                                    6.28%
Funds                                                                                                                     6.12%
Technology                                                                                                                5.87%
Mortgage Securities                                                                                                       5.75%
Consumer, Cyclical                                                                                                        4.40%
Asset Backed Securities                                                                                                   4.39%
Utilities                                                                                                                 2.23%
Basic Materials                                                                                                           1.04%
Diversified                                                                                                               0.19%
Other Assets in Excess of Liabilities, Net                                                                                6.25%
                                                                                                               -----------------
TOTAL NET ASSETS                                                                                                        100.00%
                                                                                                               =================

Other Assets Summary (unaudited)
------------------------------------------------ -------------------------------------------------- ---------- -----------------
Asset Type                                                                                                              Percent
------------------------------------------------ -------------------------------------------------- ---------- -----------------
Currency Contracts                                                                                                       44.95%
Futures                                                                                                                  14.40%




                        SCHEDULE OF FOREIGN CURRENCY CONTRACTS
         Foreign Currency             Delivery   Contracts   In         Net Unrealized
        Purchase Contracts              Date     to Accept   Exchange    Appreciation
                                       For
------------------------------------ ----------- ----------- ---------- ----------------

------------------------------------ ----------- ----------- ---------- ----------------
Euro                                 03/14/2007   5,018,310  $6,657,324       $(11,697)
British Pound                        03/14/2007   2,300,817  4,525,148         (19,623)
Japanese Yen                         03/14/2007  565,660,170 4,872,513         (72,846)
Norwegian Krone                      03/14/2007     836,185    135,903          (1,297)
Australian Dollar                    03/14/2007   3,294,338  2,585,668            8,642
Canadian Dollar                      03/14/2007   1,139,559    988,832          (9,318)
Swiss Franc                          03/14/2007   1,037,857    867,654         (10,006)
Chinese Renminbi                     03/14/2007  56,726,797  7,279,082           10,788
Swedish Krona                        03/14/2007   1,554,053    228,493            (313)
Singapore Dollar                     03/14/2007     246,244    160,522              703

         Foreign Currency             Delivery   Contracts   In         Net Unrealized
          Sale Contracts                Date     to Deliver  Exchange    Appreciation
                                       For
------------------------------------ ----------- ----------- ---------- ----------------

------------------------------------ ----------- ----------- ---------- ----------------
Euro                                 03/14/2007   3,073,667  $4,082,663         $12,280
Swiss Franc                          03/14/2007   1,799,527  1,503,346           16,281
South Africa Rand                    03/14/2007   8,162,033  1,156,946              559
Canadian Dollar                      03/14/2007   2,261,277  1,960,310           16,619
Australian Dollar                    03/14/2007   4,919,238  3,855,885         (18,043)
British Pound                        03/14/2007   2,037,183  4,011,132           21,863
Japanese Yen                         03/14/2007  153,990,441 1,328,543           21,923



Schedule of Investments
December 31, 2006
Balanced Account

                                                                   Shares
                                                                    Held                                    Value
                                                                 ----------- ----------------------- --------------------
COMMON STOCKS (62.82%)
Advertising Agencies (0.24%)
Omnicom Group Inc (a)                                                 2,596                       $              271,386
                                                                                                     --------------------

Advertising Services (0.08%)
inVentiv Health Inc (a)(b)                                              676                                       23,897
WPP Group PLC ADR (a)                                                   981                                       66,453
                                                                                                     --------------------
                                                                                                                  90,350
                                                                                                     --------------------
Aerospace & Defense (0.83%)
Boeing Co                                                             1,287                                      114,337
General Dynamics Corp                                                 4,164                                      309,593
Lockheed Martin Corp                                                  3,740                                      344,342
Rockwell Collins Inc                                                  1,940                                      122,783
Teledyne Technologies Inc (b)                                           975                                       39,127
                                                                                                     --------------------
                                                                                                                 930,182
                                                                                                     --------------------
Aerospace & Defense Equipment (0.44%)
BE Aerospace Inc (a)(b)                                               1,420                                       36,465
United Technologies Corp                                              7,344                                      459,147
                                                                                                     --------------------
                                                                                                                 495,612
                                                                                                     --------------------
Airlines (0.17%)
Alaska Air Group Inc (b)                                                620                                       24,490
Continental Airlines Inc (a)(b)                                       2,910                                      120,037
US Airways Group Inc (a)(b)                                             875                                       47,119
                                                                                                     --------------------
                                                                                                                 191,646
                                                                                                     --------------------
Apparel Manufacturers (0.47%)
Coach Inc (a)(b)                                                      6,424                                      275,975
Guess ? Inc (a)                                                         929                                       58,926
Oxford Industries Inc                                                   551                                       27,357
Phillips-Van Heusen                                                   1,080                                       54,184
VF Corp                                                               1,389                                      114,009
                                                                                                     --------------------
                                                                                                                 530,451
                                                                                                     --------------------
Applications Software (1.02%)
Microsoft Corp                                                       37,062                                    1,106,671
Nuance Communications Inc (a)(b)                                      1,532                                       17,557
Verint Systems Inc (a)(b)                                               703                                       24,099
                                                                                                     --------------------
                                                                                                               1,148,327
                                                                                                     --------------------
Athletic Footwear (0.08%)
Nike Inc                                                                893                                       88,434
                                                                                                     --------------------

Audio & Video Products (0.10%)
Matsushita Electric Industrial Co Ltd ADR                             5,700                                      114,513
                                                                                                     --------------------

Auto - Car & Light Trucks (0.33%)
Nissan Motor Co Ltd ADR (a)                                           4,325                                      104,968
Toyota Motor Corp ADR                                                 2,015                                      270,634
                                                                                                     --------------------
                                                                                                                 375,602
                                                                                                     --------------------
Auto/Truck Parts & Equipment - Original (0.03%)
Tenneco Inc (a)(b)                                                    1,590                                       39,305
                                                                                                     --------------------


Auto/Truck Parts & Equipment - Replacement (0.01%)
Aftermarket Technology Corp (a)(b)                                      448                                        9,533
                                                                                                     --------------------

Beverages - Non-Alcoholic (1.07%)
Coca-Cola Co/The                                                     12,008                                      579,386
Hansen Natural Corp (a)(b)                                            1,225                                       41,258
PepsiCo Inc                                                           9,249                                      578,525
                                                                                                     --------------------
                                                                                                               1,199,169
                                                                                                     --------------------
Beverages - Wine & Spirits (0.06%)
Diageo PLC ADR                                                          846                                       67,096
                                                                                                     --------------------

Brewery (0.12%)
Anheuser-Busch Cos Inc                                                1,770                                       87,084
SABMiller PLC ADR (a)                                                 2,005                                       46,315
                                                                                                     --------------------
                                                                                                                 133,399
                                                                                                     --------------------
Building - Mobile Home & Manufactured Housing (0.02%)
Williams Scotsman International Inc (b)                                 925                                       18,149
                                                                                                     --------------------

Building & Construction Products - Miscellaneous (0.05%)
Interline Brands Inc (b)                                              1,000                                       22,470
NCI Building Systems Inc (a)(b)                                         680                                       35,190
                                                                                                     --------------------
                                                                                                                  57,660
                                                                                                     --------------------
Building Products - Cement & Aggregate (0.16%)
CRH PLC ADR (a)                                                       3,641                                      154,742
Texas Industries Inc (a)                                                473                                       30,381
                                                                                                     --------------------
                                                                                                                 185,123
                                                                                                     --------------------
Building Products - Light Fixtures (0.04%)
Genlyte Group Inc (b)                                                   532                                       41,555
                                                                                                     --------------------

Cable TV (0.75%)
Comcast Corp (a)(b)                                                  13,270                                      561,719
DIRECTV Group Inc/The (a)(b)                                         10,770                                      268,604
Lodgenet Entertainment Corp (b)                                         476                                       11,914
                                                                                                     --------------------
                                                                                                                 842,237
                                                                                                     --------------------
Casino Services (0.06%)
International Game Technology                                         1,350                                       62,370
                                                                                                     --------------------

Cellular Telecommunications (0.18%)
Syniverse Holdings Inc (b)                                            1,070                                       16,039
Vodafone Group PLC ADR                                                6,611                                      183,654
                                                                                                     --------------------
                                                                                                                 199,693
                                                                                                     --------------------
Chemicals - Diversified (0.19%)
Arkema ADR (a)(b)                                                        68                                        3,468
BASF AG ADR (a)                                                         787                                       76,497
Celanese Corp                                                         3,730                                       96,532
Dow Chemical Co/The                                                     290                                       11,583
FMC Corp                                                                384                                       29,395
                                                                                                     --------------------
                                                                                                                 217,475
                                                                                                     --------------------
Chemicals - Specialty (0.32%)
Albemarle Corp                                                        1,700                                      122,060
Arch Chemicals Inc                                                    1,000                                       33,310
Ashland Inc                                                           1,240                                       85,783
Sigma-Aldrich Corp                                                    1,450                                      112,694
                                                                                                     --------------------
                                                                                                                 353,847
                                                                                                     --------------------

Circuit Boards (0.02%)
Park Electrochemical Corp                                               823                                       21,110
                                                                                                     --------------------

Coatings & Paint (0.07%)
Sherwin-Williams Co/The                                               1,325                                       84,244
                                                                                                     --------------------

Collectibles (0.03%)
RC2 Corp (a)(b)                                                         677                                       29,788
                                                                                                     --------------------

Commercial Banks (2.37%)
ABN AMRO Holding NV ADR (a)                                           3,913                                      125,412
Alabama National Bancorporation                                         480                                       32,990
Bancfirst Corp                                                          164                                        8,856
Banco Santander Central Hispano SA ADR (a)                           12,132                                      226,383
Bank of Hawaii Corp (a)                                                 858                                       46,289
Bank of Ireland ADR (a)                                               1,510                                      139,177
Bank of Nova Scotia                                                   3,140                                      140,672
Banner Corp                                                             170                                        7,538
Barclays PLC ADR (a)                                                  4,409                                      256,339
BNP Paribas ADR                                                       4,500                                      245,925
BOK Financial Corp                                                       66                                        3,629
Capital Corp of the West                                                202                                        6,482
Central Pacific Financial Corp (a)                                      851                                       32,985
City Bank/Lynnwood WA (a)                                               261                                        9,344
City Holding Co                                                         346                                       14,148
Colonial BancGroup Inc/The                                            3,244                                       83,500
Columbia Banking System Inc (a)                                         190                                        6,673
Community Bancorp/NV (b)                                                203                                        6,129
Compass Bancshares Inc (a)                                            1,640                                       97,826
Corus Bankshares Inc                                                  1,074                                       24,777
Cullen/Frost Bankers Inc                                                678                                       37,846
East West Bancorp Inc                                                 3,368                                      119,294
First Community Bancorp Inc/CA (a)                                      750                                       39,202
First State Bancorporation/NM                                           300                                        7,425
HBOS PLC ADR (a)                                                      2,994                                       67,365
Heartland Financial USA Inc (a)                                         156                                        4,501
Heritage Commerce Corp (a)                                              231                                        6,154
IBERIABANK Corp                                                         125                                        7,381
Intervest Bancshares Corp (b)                                           124                                        4,267
ITLA Capital Corp                                                       113                                        6,544
Kookmin Bank ADR (a)                                                  1,031                                       83,140
M&T Bank Corp                                                           270                                       32,983
Marshall & Ilsley Corp                                                1,170                                       56,289
National Bank of Greece SA ADR (a)                                    8,548                                       79,496
Pinnacle Financial Partners Inc (a)(b)                                  211                                        7,001
Placer Sierra Bancshares                                                267                                        6,347
Preferred Bank/Los Angeles CA (a)                                       334                                       20,070
Prosperity Bancshares Inc (a)                                           515                                       17,773
Regions Financial Corp                                                6,350                                      237,490
Security Bank Corp/GA                                                   310                                        7,074
Southwest Bancorp Inc/Stillwater OK                                     262                                        7,299
Sterling Bancshares Inc/TX (a)                                          795                                       10,351
Sterling Financial Corp/WA                                              810                                       27,386
Toronto-Dominion Bank                                                 2,433                                      145,664
Trustmark Corp (a)                                                      390                                       12,757
Vineyard National Bancorp (a)                                         1,096                                       25,230
Virginia Commerce Bancorp (a)(b)                                        281                                        5,586
West Coast Bancorp/OR                                                   220                                        7,621
Wilshire Bancorp Inc                                                    390                                        7,398

Commercial Banks
Zions Bancorporation                                                    620                                       51,113
                                                                                                     --------------------
                                                                                                               2,663,121
                                                                                                     --------------------
Commercial Services (0.21%)
Alliance Data Systems Corp (b)                                        2,396                                      149,678
Convergys Corp (b)                                                    2,880                                       68,487
Steiner Leisure Ltd (b)                                                 320                                       14,560
                                                                                                     --------------------
                                                                                                                 232,725
                                                                                                     --------------------
Commercial Services - Finance (0.21%)
Western Union Co/The                                                  7,958                                      178,419
Wright Express Corp (a)(b)                                            1,749                                       54,516
                                                                                                     --------------------
                                                                                                                 232,935
                                                                                                     --------------------
Communications Software (0.01%)
Inter-Tel Inc                                                           380                                        8,421
                                                                                                     --------------------

Computer Aided Design (0.12%)
Ansys Inc (a)(b)                                                        897                                       39,010
Aspen Technology Inc (a)(b)                                             910                                       10,028
Autodesk Inc (b)                                                      1,400                                       56,644
MSC.Software Corp (a)(b)                                                520                                        7,920
Parametric Technology Corp (b)                                        1,344                                       24,219
                                                                                                     --------------------
                                                                                                                 137,821
                                                                                                     --------------------
Computer Graphics (0.03%)
Trident Microsystems Inc (a)(b)                                       1,985                                       36,087
                                                                                                     --------------------

Computer Services (0.15%)
Cognizant Technology Solutions Corp (b)                               1,693                                      130,632
SI International Inc (b)                                                400                                       12,968
SYKES Enterprises Inc (b)                                             1,097                                       19,351
                                                                                                     --------------------
                                                                                                                 162,951
                                                                                                     --------------------
Computers (1.91%)
Apple Computer Inc (b)                                                5,724                                      485,624
Dell Inc (b)                                                         13,199                                      331,163
Hewlett-Packard Co                                                   16,830                                      693,228
International Business Machines Corp                                  6,554                                      636,721
                                                                                                     --------------------
                                                                                                               2,146,736
                                                                                                     --------------------
Computers - Integrated Systems (0.14%)
Brocade Communications Systems Inc (b)                                5,275                                       43,308
NCR Corp (b)                                                          2,740                                      117,162
                                                                                                     --------------------
                                                                                                                 160,470
                                                                                                     --------------------
Computers - Memory Devices (0.29%)
Imation Corp                                                            710                                       32,965
Komag Inc (a)(b)                                                        490                                       18,561
Network Appliance Inc (a)(b)                                          3,983                                      156,452
TDK Corp ADR (a)                                                        950                                       76,219
Western Digital Corp (b)                                              2,075                                       42,455
                                                                                                     --------------------
                                                                                                                 326,652
                                                                                                     --------------------
Computers - Peripheral Equipment (0.07%)
Lexmark International Inc (b)                                         1,084                                       79,349
                                                                                                     --------------------

Consulting Services (0.04%)
FTI Consulting Inc (a)(b)                                             1,290                                       35,978
Huron Consulting Group Inc (a)(b)                                       139                                        6,302
                                                                                                     --------------------
                                                                                                                  42,280
                                                                                                     --------------------
Consumer Products - Miscellaneous (0.05%)
Central Garden and Pet Co (b)                                           910                                       44,062

Consumer Products - Miscellaneous
Prestige Brands Holdings Inc (b)                                        551                                        7,174
                                                                                                     --------------------
                                                                                                                  51,236
                                                                                                     --------------------
Containers - Metal & Glass (0.03%)
Silgan Holdings Inc                                                     670                                       29,426
                                                                                                     --------------------

Containers - Paper & Plastic (0.25%)
Bemis Co                                                              4,520                                      153,590
Pactiv Corp (a)(b)                                                    2,510                                       89,582
Sonoco Products Co                                                      850                                       32,351
                                                                                                     --------------------
                                                                                                                 275,523
                                                                                                     --------------------
Cosmetics & Toiletries (1.10%)
Colgate-Palmolive Co                                                  4,880                                      318,371
Procter & Gamble Co                                                  14,307                                      919,511
                                                                                                     --------------------
                                                                                                               1,237,882
                                                                                                     --------------------
Data Processing & Management (0.14%)
Global Payments Inc                                                   3,330                                      154,179
                                                                                                     --------------------

Dental Supplies & Equipment (0.01%)
Sirona Dental Systems Inc (a)                                           260                                       10,013
                                                                                                     --------------------

Diagnostic Equipment (0.05%)
Immucor Inc (a)(b)                                                    1,630                                       47,645
Neurometrix Inc (a)(b)                                                  560                                        8,350
                                                                                                     --------------------
                                                                                                                  55,995
                                                                                                     --------------------
Diagnostic Kits (0.02%)
Meridian Bioscience Inc                                                 970                                       23,794
                                                                                                     --------------------

Direct Marketing (0.04%)
Harte-Hanks Inc (a)                                                   1,530                                       42,396
                                                                                                     --------------------

Distribution & Wholesale (0.14%)
Central European Distribution Corp (a)(b)                               940                                       27,918
Directed Electronics Inc (b)                                            480                                        5,496
United Stationers Inc (b)                                               690                                       32,216
Watsco Inc (a)                                                          400                                       18,864
WESCO International Inc (b)                                           1,210                                       71,160
                                                                                                     --------------------
                                                                                                                 155,654
                                                                                                     --------------------
Diversified Manufacturing Operations (2.52%)
3M Co                                                                 1,097                                       85,489
AO Smith Corp (a)                                                       673                                       25,278
Carlisle Cos Inc                                                        840                                       65,940
Cooper Industries Ltd (a)                                             1,035                                       93,595
Crane Co                                                                650                                       23,816
Danaher Corp                                                          1,929                                      139,737
Dover Corp                                                            3,973                                      194,756
Eaton Corp                                                              490                                       36,819
General Electric Co                                                  38,025                                    1,414,910
Honeywell International Inc                                           3,303                                      149,428
ITT Corp                                                              2,814                                      159,891
Parker Hannifin Corp                                                  2,854                                      219,416
Siemens AG ADR (a)                                                      518                                       51,049
Textron Inc                                                           1,810                                      169,724
                                                                                                     --------------------
                                                                                                               2,829,848
                                                                                                     --------------------
Diversified Minerals (0.25%)
Anglo American PLC ADR (a)                                            3,800                                       92,758

Diversified Minerals
BHP Billiton Ltd ADR (a)                                              4,610                                      183,248
                                                                                                     --------------------
                                                                                                                 276,006
                                                                                                     --------------------
Diversified Operations (0.07%)
Tomkins Plc ADR (a)                                                   4,333                                       84,060
                                                                                                     --------------------

E-Commerce - Products (0.07%)
Nutri/System Inc (a)(b)                                               1,022                                       64,785
Shutterfly Inc (a)(b)                                                   730                                       10,512
                                                                                                     --------------------
                                                                                                                  75,297
                                                                                                     --------------------
Educational Software (0.03%)
Blackboard Inc (a)(b)                                                   937                                       28,147
                                                                                                     --------------------

Electric - Distribution (0.14%)
National Grid PLC ADR (a)                                             2,198                                      159,619
                                                                                                     --------------------

Electric - Generation (0.09%)
AES Corp/The (b)                                                      4,640                                      102,266
                                                                                                     --------------------

Electric - Integrated (1.90%)
Allegheny Energy Inc (b)                                              5,792                                      265,911
Allete Inc (a)                                                        1,130                                       52,590
Centerpoint Energy Inc (a)                                            3,420                                       56,703
Duke Energy Corp                                                        560                                       18,598
E.ON AG ADR                                                           3,147                                      142,213
Enel SpA ADR                                                          1,780                                       91,848
Exelon Corp                                                           4,858                                      300,662
FirstEnergy Corp                                                      4,630                                      278,772
Great Plains Energy Inc                                               1,240                                       39,432
Northeast Utilities                                                   2,150                                       60,544
OGE Energy Corp                                                       3,687                                      147,480
PG&E Corp                                                             3,950                                      186,953
PNM Resources Inc (a)                                                 1,068                                       33,215
Public Service Enterprise Group Inc                                   2,537                                      168,406
RWE AG ADR                                                              901                                       98,750
Xcel Energy Inc (a)                                                   8,471                                      195,341
                                                                                                     --------------------
                                                                                                               2,137,418
                                                                                                     --------------------
Electric Products - Miscellaneous (0.41%)
Ametek Inc                                                            2,587                                       82,370
Emerson Electric Co                                                   4,640                                      204,485
Hitachi Ltd ADR                                                       1,369                                       85,371
Sharp Corp ADR (a)                                                    5,026                                       87,703
                                                                                                     --------------------
                                                                                                                 459,929
                                                                                                     --------------------
Electronic Components - Semiconductors (0.96%)
Altera Corp (b)                                                       2,400                                       47,232
Diodes Inc (a)(b)                                                       524                                       18,592
Intel Corp                                                           16,496                                      334,044
LSI Logic Corp (a)(b)                                                 3,860                                       34,740
MEMC Electronic Materials Inc (a)(b)                                  3,666                                      143,487
Microsemi Corp (a)(b)                                                   662                                       13,008
Nvidia Corp (b)                                                       7,050                                      260,921
ON Semiconductor Corp (a)(b)                                          5,614                                       42,498
QLogic Corp (b)                                                       3,820                                       83,734
Silicon Image Inc (a)(b)                                                540                                        6,869
Texas Instruments Inc                                                 2,936                                       84,557
Zoran Corp (b)                                                          640                                        9,331
                                                                                                     --------------------
                                                                                                               1,079,013
                                                                                                     --------------------

Electronic Connectors (0.08%)
Amphenol Corp                                                           700                                       43,456
Thomas & Betts Corp (b)                                                 900                                       42,552
                                                                                                     --------------------
                                                                                                                  86,008
                                                                                                     --------------------
Electronic Design Automation (0.01%)
Ansoft Corp (a)(b)                                                      320                                        8,896
                                                                                                     --------------------

Electronic Measurement Instruments (0.04%)
Itron Inc (a)(b)                                                        453                                       23,484
Tektronix Inc                                                           596                                       17,385
Zygo Corp (a)(b)                                                        470                                        7,731
                                                                                                     --------------------
                                                                                                                  48,600
                                                                                                     --------------------
Electronic Parts Distribution (0.03%)
Avnet Inc (b)                                                         1,509                                       38,525
                                                                                                     --------------------

E-Marketing & Information (0.04%)
aQuantive Inc (a)(b)                                                  1,634                                       40,294
                                                                                                     --------------------

Engines - Internal Combustion (0.02%)
Cummins Inc (a)                                                         225                                       26,590
                                                                                                     --------------------

Enterprise Software & Services (0.76%)
BEA Systems Inc (b)                                                  10,230                                      128,693
BMC Software Inc (b)                                                  3,040                                       97,888
Hyperion Solutions Corp (b)                                             919                                       33,029
Informatica Corp (a)(b)                                               3,100                                       37,851
Lawson Software Inc (b)                                               1,619                                       11,965
Oracle Corp (b)                                                      26,260                                      450,096
Packeteer Inc (a)(b)                                                  1,225                                       16,660
SAP AG ADR                                                            1,425                                       75,668
                                                                                                     --------------------
                                                                                                                 851,850
                                                                                                     --------------------
E-Services - Consulting (0.03%)
Digital Insight Corp (b)                                                973                                       37,451
                                                                                                     --------------------

Fiduciary Banks (0.18%)
State Street Corp                                                     3,031                                      204,411
                                                                                                     --------------------

Finance - Credit Card (0.20%)
American Express Co                                                   3,652                                      221,567
                                                                                                     --------------------

Finance - Investment Banker & Broker (4.01%)
Bear Stearns Cos Inc/The                                              1,490                                      242,542
Citigroup Inc                                                        17,935                                      998,979
Credit Suisse Group ADR                                               4,100                                      286,385
Goldman Sachs Group Inc                                               2,555                                      509,339
Greenhill & Co Inc (a)                                                  432                                       31,882
Investment Technology Group Inc (b)                                     461                                       19,768
JPMorgan Chase & Co                                                  16,638                                      803,615
KBW Inc (b)                                                              15                                          441
Lehman Brothers Holdings Inc                                          5,668                                      442,784
Merrill Lynch & Co Inc                                                3,160                                      294,196
Morgan Stanley                                                        5,996                                      488,254
Nomura Holdings Inc ADR                                               6,255                                      118,470
optionsXpress Holdings Inc (a)                                          930                                       21,102
UBS AG                                                                4,038                                      243,613
                                                                                                     --------------------
                                                                                                               4,501,370
                                                                                                     --------------------

Finance - Leasing Company (0.03%)
Financial Federal Corp                                                  820                                       24,116
Marlin Business Services Corp (b)                                       360                                        8,651
                                                                                                     --------------------
                                                                                                                  32,767
                                                                                                     --------------------
Finance - Mortgage Loan/Banker (0.16%)
Fannie Mae                                                              760                                       45,136
IndyMac Bancorp Inc (a)                                               3,030                                      136,835
                                                                                                     --------------------
                                                                                                                 181,971
                                                                                                     --------------------
Financial Guarantee Insurance (0.35%)
AMBAC Financial Group Inc                                             1,430                                      127,370
PMI Group Inc/The                                                     2,740                                      129,246
Radian Group Inc                                                      1,963                                      105,825
Triad Guaranty Inc (a)(b)                                               472                                       25,899
                                                                                                     --------------------
                                                                                                                 388,340
                                                                                                     --------------------
Food - Miscellaneous/Diversified (0.47%)
Campbell Soup Co                                                      3,481                                      135,376
General Mills Inc                                                     3,700                                      213,120
HJ Heinz Co                                                             783                                       35,243
Nestle SA ADR                                                         1,220                                      108,153
Ralcorp Holdings Inc (a)(b)                                             760                                       38,676
                                                                                                     --------------------
                                                                                                                 530,568
                                                                                                     --------------------
Food - Retail (0.11%)
Kroger Co/The                                                         2,040                                       47,063
Tesco PLC ADR                                                         3,238                                       77,226
                                                                                                     --------------------
                                                                                                                 124,289
                                                                                                     --------------------
Footwear & Related Apparel (0.07%)
Steven Madden Ltd                                                       990                                       34,739
Wolverine World Wide Inc                                              1,450                                       41,354
                                                                                                     --------------------
                                                                                                                  76,093
                                                                                                     --------------------
Gambling (Non-Hotel) (0.04%)
Pinnacle Entertainment Inc (a)(b)                                     1,230                                       40,762
                                                                                                     --------------------

Gas - Distribution (0.10%)
Atmos Energy Corp                                                     1,237                                       39,473
Energen Corp                                                            891                                       41,823
Nicor Inc                                                               700                                       32,760
                                                                                                     --------------------
                                                                                                                 114,056
                                                                                                     --------------------
Health Care Cost Containment (0.18%)
McKesson Corp                                                         3,935                                      199,504
                                                                                                     --------------------

Hotels & Motels (0.07%)
Starwood Hotels & Resorts Worldwide Inc                               1,305                                       81,563
                                                                                                     --------------------

Human Resources (0.20%)
AMN Healthcare Services Inc (a)(b)                                      390                                       10,741
Kforce Inc (a)(b)                                                       540                                        6,572
Korn/Ferry International (a)(b)                                       1,325                                       30,422
Manpower Inc                                                          2,350                                      176,085
                                                                                                     --------------------
                                                                                                                 223,820
                                                                                                     --------------------
Import & Export (0.17%)
Mitsubishi Corp ADR                                                   5,080                                      192,278
                                                                                                     --------------------

Independent Power Producer (0.14%)
Dynegy Inc (b)                                                       20,410                                      147,769
Ormat Technologies Inc                                                  210                                        7,732
                                                                                                     --------------------
                                                                                                                 155,501
                                                                                                     --------------------

                                                                                                     --------------------
Industrial Automation & Robots (0.05%)
Rockwell Automation Inc                                                 850                                       51,918
                                                                                                     --------------------

Industrial Gases (0.53%)
Air Products & Chemicals Inc                                          2,675                                      187,999
Airgas Inc                                                            3,850                                      156,002
Praxair Inc                                                           4,295                                      254,822
                                                                                                     --------------------
                                                                                                                 598,823
                                                                                                     --------------------
Instruments - Controls (0.28%)
Mettler Toledo International Inc (b)                                  1,056                                       83,266
Thermo Fisher Scientific Inc (b)                                      5,040                                      228,261
                                                                                                     --------------------
                                                                                                                 311,527
                                                                                                     --------------------
Instruments - Scientific (0.15%)
Applera Corp - Applied Biosystems Group                               3,240                                      118,876
Waters Corp (b)                                                       1,000                                       48,970
                                                                                                     --------------------
                                                                                                                 167,846
                                                                                                     --------------------
Internet Application Software (0.04%)
DealerTrack Holdings Inc (a)(b)                                         280                                        8,238
WebEx Communications Inc (b)                                          1,180                                       41,170
                                                                                                     --------------------
                                                                                                                  49,408
                                                                                                     --------------------
Internet Connectivity Services (0.02%)
Redback Networks Inc (a)(b)                                             830                                       20,700
                                                                                                     --------------------

Investment Companies (0.03%)
Ares Capital Corp (a)                                                 1,624                                       31,035
                                                                                                     --------------------

Investment Management & Advisory Services (0.34%)
Ameriprise Financial Inc                                              1,930                                      105,185
Franklin Resources Inc                                                1,938                                      213,509
Nuveen Investments Inc                                                1,250                                       64,850
                                                                                                     --------------------
                                                                                                                 383,544
                                                                                                     --------------------
Lasers - Systems & Components (0.04%)
Cymer Inc (b)                                                           910                                       39,994
Excel Technology Inc (b)                                                310                                        7,933
                                                                                                     --------------------
                                                                                                                  47,927
                                                                                                     --------------------
Leisure & Recreation Products (0.01%)
K2 Inc (a)(b)                                                           710                                        9,365
                                                                                                     --------------------

Life & Health Insurance (0.57%)
Cigna Corp                                                            1,340                                      176,304
Delphi Financial Group                                                1,005                                       40,662
Lincoln National Corp                                                 2,860                                      189,904
Prudential Financial Inc                                              2,755                                      236,544
                                                                                                     --------------------
                                                                                                                 643,414
                                                                                                     --------------------
Machinery - Construction & Mining (0.15%)
Astec Industries Inc (b)                                                660                                       23,166
Bucyrus International Inc (a)                                           580                                       30,021
Caterpillar Inc                                                       1,127                                       69,119
Terex Corp (b)                                                          770                                       49,726
                                                                                                     --------------------
                                                                                                                 172,032
                                                                                                     --------------------
Machinery - General Industry (0.09%)
Gardner Denver Inc (b)                                                1,136                                       42,384
Manitowoc Co Inc/The                                                    650                                       38,629
Middleby Corp (a)(b)                                                    186                                       19,469
                                                                                                     --------------------
                                                                                                                 100,482
                                                                                                     --------------------

Machinery Tools & Related Products (0.03%)
Kennametal Inc                                                          530                                       31,191
                                                                                                     --------------------

Medical - Biomedical/Gene (0.50%)
Amgen Inc (b)                                                         4,220                                      288,268
Applera Corp - Celera Group (b)                                         810                                       11,332
Bio-Rad Laboratories Inc (b)                                            410                                       33,833
Exelixis Inc (a)(b)                                                   1,110                                        9,990
Genentech Inc (a)(b)                                                  1,000                                       81,130
Genzyme Corp (b)                                                        975                                       60,041
ICOS Corp (a)(b)                                                        974                                       32,912
Incyte Corp (a)(b)                                                    1,460                                        8,526
Lexicon Genetics Inc (b)                                              1,545                                        5,577
Myriad Genetics Inc (a)(b)                                              777                                       24,320
SuperGen Inc (a)(b)                                                   1,563                                        7,940
                                                                                                     --------------------
                                                                                                                 563,869
                                                                                                     --------------------
Medical - Drugs (3.02%)
Abbott Laboratories                                                   9,247                                      450,421
Adams Respiratory Therapeutics Inc (a)(b)                               850                                       34,689
AstraZeneca PLC ADR                                                   1,289                                       69,026
Cubist Pharmaceuticals Inc (a)(b)                                       508                                        9,200
Eisai Co Ltd ADR                                                      2,912                                      159,432
Eli Lilly & Co                                                        1,290                                       67,209
GlaxoSmithKline PLC ADR                                               1,418                                       74,814
King Pharmaceuticals Inc (a)(b)                                       1,450                                       23,084
Merck & Co Inc                                                       14,065                                      613,234
New River Pharmaceuticals Inc (b)                                       420                                       22,978
Novartis AG ADR                                                       2,661                                      152,848
Pfizer Inc                                                           25,995                                      673,270
Roche Holding AG ADR                                                  1,080                                       96,606
Sanofi-Aventis ADR                                                    1,649                                       76,134
Schering-Plough Corp                                                 13,805                                      326,350
Viropharma Inc (a)(b)                                                 2,598                                       38,035
Wyeth                                                                 9,640                                      490,869
Zymogenetics Inc (a)(b)                                                 750                                       11,677
                                                                                                     --------------------
                                                                                                               3,389,876
                                                                                                     --------------------
Medical - Generic Drugs (0.10%)
Barr Pharmaceuticals Inc (b)                                          2,290                                      114,775
                                                                                                     --------------------

Medical - HMO (0.76%)
Centene Corp (a)(b)                                                   1,118                                       27,469
Humana Inc (b)                                                        1,784                                       98,673
Sierra Health Services Inc (a)(b)                                       762                                       27,463
UnitedHealth Group Inc                                                7,700                                      413,721
WellPoint Inc (b)                                                     3,600                                      283,284
                                                                                                     --------------------
                                                                                                                 850,610
                                                                                                     --------------------
Medical - Outpatient & Home Medical Care (0.02%)
Amedisys Inc (a)(b)                                                     653                                       21,475
                                                                                                     --------------------

Medical - Wholesale Drug Distribution (0.10%)
AmerisourceBergen Corp (a)                                            2,621                                      117,840
                                                                                                     --------------------

Medical Imaging Systems (0.01%)
IRIS International Inc (a)(b)                                         1,180                                       14,927
                                                                                                     --------------------

Medical Instruments (0.07%)
Kyphon Inc (a)(b)                                                       803                                       32,441

Medical Instruments
Medtronic Inc                                                           870                                       46,554
                                                                                                     --------------------
                                                                                                                  78,995
                                                                                                     --------------------
Medical Laboratory & Testing Service (0.07%)
Icon Plc ADR (b)                                                        780                                       29,406
Laboratory Corp of America Holdings (a)(b)                              700                                       51,429
                                                                                                     --------------------
                                                                                                                  80,835
                                                                                                     --------------------
Medical Laser Systems (0.05%)
LCA-Vision Inc (a)                                                      510                                       17,524
Palomar Medical Technologies Inc (a)(b)                                 714                                       36,178
                                                                                                     --------------------
                                                                                                                  53,702
                                                                                                     --------------------
Medical Products (1.12%)
Baxter International Inc                                              5,631                                      261,222
Becton Dickinson & Co                                                 2,740                                      192,211
Haemonetics Corp/Mass (b)                                               346                                       15,577
Johnson & Johnson                                                    11,652                                      769,265
Syneron Medical Ltd (a)(b)                                              713                                       19,344
                                                                                                     --------------------
                                                                                                               1,257,619
                                                                                                     --------------------
Metal - Copper (0.03%)
Phelps Dodge Corp                                                       249                                       29,810
                                                                                                     --------------------

Metal - Diversified (0.04%)
Freeport-McMoRan Copper & Gold Inc (a)                                  810                                       45,141
                                                                                                     --------------------

Metal Processors & Fabrication (0.25%)
Commercial Metals Co                                                  1,134                                       29,257
Dynamic Materials Corp (a)                                            1,227                                       34,479
Ladish Co Inc (a)(b)                                                    947                                       35,115
Precision Castparts Corp                                              2,295                                      179,652
                                                                                                     --------------------
                                                                                                                 278,503
                                                                                                     --------------------
Motion Pictures & Services (0.02%)
Lions Gate Entertainment Corp (a)(b)                                  2,318                                       24,872
                                                                                                     --------------------

Multi-Line Insurance (1.87%)
Allstate Corp/The                                                     5,260                                      342,479
American Financial Group Inc/OH                                         915                                       32,858
American International Group Inc                                      7,284                                      521,971
Assurant Inc (a)                                                      2,050                                      113,263
AXA SA ADR                                                            3,854                                      155,432
Genworth Financial Inc                                                1,350                                       46,184
Hartford Financial Services Group Inc                                 3,030                                      282,729
Horace Mann Educators Corp                                              312                                        6,302
ING Groep NV ADR                                                      3,489                                      154,109
Metlife Inc                                                           4,920                                      290,329
Zurich Financial Services AG ADR                                      5,900                                      157,825
                                                                                                     --------------------
                                                                                                               2,103,481
                                                                                                     --------------------
Multimedia (1.00%)
Journal Communications Inc                                            1,605                                       20,239
McGraw-Hill Cos Inc/The                                               4,741                                      322,483
News Corp                                                             5,180                                      111,266
Time Warner Inc                                                       6,580                                      143,312
Viacom Inc (b)                                                          255                                       10,463
Walt Disney Co                                                       15,155                                      519,362
                                                                                                     --------------------
                                                                                                               1,127,125
                                                                                                     --------------------
Networking Products (0.88%)
Anixter International Inc (b)                                           448                                       24,327
Cisco Systems Inc (b)                                                33,164                                      906,372
Networking Products
Polycom Inc (a)(b)                                                    1,843                                       56,967
                                                                                                     --------------------
                                                                                                                 987,666
                                                                                                     --------------------
Non-Ferrous Metals (0.04%)
RTI International Metals Inc (a)(b)                                     580                                       45,368
                                                                                                     --------------------

Non-Hazardous Waste Disposal (0.15%)
Republic Services Inc                                                   570                                       23,182
Waste Management Inc                                                  3,940                                      144,874
                                                                                                     --------------------
                                                                                                                 168,056
                                                                                                     --------------------
Office Automation & Equipment (0.16%)
Canon Inc ADR                                                         3,106                                      175,769
                                                                                                     --------------------

Office Supplies & Forms (0.14%)
Avery Dennison Corp                                                   2,260                                      153,522
Ennis Inc                                                               252                                        6,164
                                                                                                     --------------------
                                                                                                                 159,686
                                                                                                     --------------------
Oil - Field Services (0.69%)
Baker Hughes Inc (a)                                                    214                                       15,977
Global Industries Ltd (b)                                             2,220                                       28,949
Halliburton Co                                                          438                                       13,600
Helix Energy Solutions Group Inc (a)(b)                                 990                                       31,056
Hercules Offshore Inc (b)                                             1,044                                       30,172
Oceaneering International Inc (b)                                     3,780                                      150,066
Schlumberger Ltd (a)                                                  5,337                                      337,085
Smith International Inc                                               2,260                                       92,818
Superior Energy Services (a)(b)                                       1,348                                       44,050
Tidewater Inc                                                           685                                       33,127
                                                                                                     --------------------
                                                                                                                 776,900
                                                                                                     --------------------
Oil & Gas Drilling (0.12%)
Grey Wolf Inc (a)(b)                                                  6,209                                       42,594
Noble Corp                                                            1,280                                       97,472
                                                                                                     --------------------
                                                                                                                 140,066
                                                                                                     --------------------
Oil Company - Exploration & Production (0.31%)
Penn Virginia Corp                                                      336                                       23,533
St Mary Land & Exploration Co (a)                                       900                                       33,156
Talisman Energy Inc (a)                                               4,035                                       68,555
W&T Offshore Inc                                                        918                                       28,201
XTO Energy Inc                                                        4,220                                      198,551
                                                                                                     --------------------
                                                                                                                 351,996
                                                                                                     --------------------
Oil Company - Integrated (4.01%)
BP PLC ADR (a)                                                          677                                       45,427
Chevron Corp                                                         10,535                                      774,638
ConocoPhillips                                                        6,178                                      444,507
ENI SpA ADR                                                           2,517                                      169,344
Exxon Mobil Corp                                                     26,816                                    2,054,910
Marathon Oil Corp                                                     3,454                                      319,495
Occidental Petroleum Corp                                             5,410                                      264,170
Repsol YPF SA ADR (a)                                                 2,640                                       91,080
Statoil ASA ADR                                                       5,100                                      134,232
Total SA ADR                                                          2,750                                      197,780
                                                                                                     --------------------
                                                                                                               4,495,583
                                                                                                     --------------------
Oil Field Machinery & Equipment (0.41%)
Cameron International Corp (a)(b)                                     3,020                                      160,211
Grant Prideco Inc (b)                                                 3,055                                      121,497

Oil Field Machinery & Equipment
National Oilwell Varco Inc (b)                                        2,900                                      177,422
                                                                                                     --------------------
                                                                                                                 459,130
                                                                                                     --------------------
Oil Refining & Marketing (0.05%)
Frontier Oil Corp                                                       860                                       24,716
Holly Corp                                                              584                                       30,018
                                                                                                     --------------------
                                                                                                                  54,734
                                                                                                     --------------------
Paper & Related Products (0.01%)
Rock-Tenn Co                                                            260                                        7,049
                                                                                                     --------------------

Pharmacy Services (0.35%)
Caremark Rx Inc                                                       1,707                                       97,487
Express Scripts Inc (b)                                                 960                                       68,736
Medco Health Solutions Inc (b)                                        4,280                                      228,723
                                                                                                     --------------------
                                                                                                                 394,946
                                                                                                     --------------------
Physician Practice Management (0.02%)
Pediatrix Medical Group Inc (b)                                         504                                       24,646
                                                                                                     --------------------

Pipelines (0.04%)
Questar Corp                                                            539                                       44,764
                                                                                                     --------------------

Power Converter & Supply Equipment (0.03%)
Advanced Energy Industries Inc (a)(b)                                 1,669                                       31,494
                                                                                                     --------------------

Printing - Commercial (0.03%)
Consolidated Graphics Inc (a)(b)                                        587                                       34,674
                                                                                                     --------------------

Private Corrections (0.02%)
Geo Group Inc/The (b)                                                   693                                       26,001
                                                                                                     --------------------

Property & Casualty Insurance (0.92%)
Argonaut Group Inc (b)                                                  570                                       19,870
Chubb Corp                                                            4,820                                      255,026
CNA Surety Corp (b)                                                     410                                        8,815
Fpic Insurance Group Inc (a)(b)                                         250                                        9,743
Navigators Group Inc (b)                                                180                                        8,672
Philadelphia Consolidated Holding Co (a)(b)                           2,430                                      108,281
Safeco Corp                                                           2,330                                      145,741
Safety Insurance Group Inc (a)                                          550                                       27,891
Selective Insurance Group (a)                                           396                                       22,687
St Paul Travelers Cos Inc/The                                         4,230                                      227,109
United America Indemnity Ltd (b)                                        290                                        7,346
WR Berkley Corp                                                       4,293                                      148,151
Zenith National Insurance Corp                                          818                                       38,372
                                                                                                     --------------------
                                                                                                               1,027,704
                                                                                                     --------------------
Publicly Traded Investment Fund (0.28%)
iShares S&P 500 Index Fund/US (a)                                     2,217                                      314,459
                                                                                                     --------------------

Real Estate Operator & Developer (0.22%)
Brookfield Asset Management Inc                                       5,050                                      243,309
                                                                                                     --------------------

Recreational Centers (0.04%)
Life Time Fitness Inc (a)(b)                                            880                                       42,689
                                                                                                     --------------------

Regional Banks (2.71%)
Bank of America Corp                                                 22,292                                    1,190,170
Capital One Financial Corp                                              550                                       42,251
Regional Banks
Comerica Inc                                                          1,160                                       68,069
Keycorp                                                               6,770                                      257,463
National City Corp (a)                                                1,760                                       64,345
US Bancorp                                                           12,720                                      460,337
Wachovia Corp                                                         6,197                                      352,919
Wells Fargo & Co                                                     16,950                                      602,742
                                                                                                     --------------------
                                                                                                               3,038,296
                                                                                                     --------------------
REITS - Apartments (0.18%)
Archstone-Smith Trust                                                   760                                       44,240
AvalonBay Communities Inc                                               710                                       92,335
Camden Property Trust                                                   500                                       36,925
Essex Property Trust Inc                                                240                                       31,020
                                                                                                     --------------------
                                                                                                                 204,520
                                                                                                     --------------------
REITS - Diversified (0.06%)
Entertainment Properties Trust                                          740                                       43,246
Washington Real Estate Investment Trust                                 540                                       21,600
                                                                                                     --------------------
                                                                                                                  64,846
                                                                                                     --------------------
REITS - Healthcare (0.13%)
Senior Housing Properties Trust (a)                                   2,094                                       51,261
Ventas Inc                                                            2,345                                       99,241
                                                                                                     --------------------
                                                                                                                 150,502
                                                                                                     --------------------
REITS - Hotels (0.11%)
DiamondRock Hospitality Co (a)                                        1,350                                       24,313
FelCor Lodging Trust Inc                                              1,180                                       25,771
Highland Hospitality Corp                                             1,820                                       25,935
Hospitality Properties Trust (a)                                        690                                       32,796
Innkeepers USA Trust                                                    604                                        9,362
                                                                                                     --------------------
                                                                                                                 118,177
                                                                                                     --------------------
REITS - Mortgage (0.08%)
Anthracite Capital Inc                                                  490                                        6,238
Arbor Realty Trust Inc                                                  471                                       14,172
Deerfield Triarc Capital Corp                                         2,242                                       37,957
Gramercy Capital Corp/New York                                          990                                       30,581
                                                                                                     --------------------
                                                                                                                  88,948
                                                                                                     --------------------
REITS - Office Property (0.30%)
BioMed Realty Trust Inc                                               1,332                                       38,095
Boston Properties Inc                                                 2,325                                      260,121
Kilroy Realty Corp                                                      525                                       40,950
                                                                                                     --------------------
                                                                                                                 339,166
                                                                                                     --------------------
REITS - Regional Malls (0.18%)
Simon Property Group Inc                                              1,967                                      199,237
                                                                                                     --------------------

REITS - Shopping Centers (0.09%)
Federal Realty Invs Trust                                               360                                       30,600
Inland Real Estate Corp                                                 630                                       11,794
Kite Realty Group Trust                                                 380                                        7,076
Regency Centers Corp                                                    420                                       32,831
Saul Centers Inc                                                        200                                       11,038
Urstadt Biddle Properties Inc                                           380                                        7,254
                                                                                                     --------------------
                                                                                                                 100,593
                                                                                                     --------------------
REITS - Single Tenant (0.01%)
Getty Realty Corp                                                       408                                       12,607
                                                                                                     --------------------


REITS - Storage (0.01%)
Sovran Self Storage Inc                                                 203                                       11,628
                                                                                                     --------------------

REITS - Warehouse & Industrial (0.07%)
AMB Property Corp                                                     1,329                                       77,893
                                                                                                     --------------------

Rental - Auto & Equipment (0.03%)
Dollar Thrifty Automotive Group (b)                                     682                                       31,106
                                                                                                     --------------------

Research & Development (0.02%)
Parexel International Corp (b)                                          900                                       26,073
                                                                                                     --------------------

Resorts & Theme Parks (0.04%)
Vail Resorts Inc (a)(b)                                                 923                                       41,369
                                                                                                     --------------------

Respiratory Products (0.03%)
Respironics Inc (a)(b)                                                  894                                       33,749
                                                                                                     --------------------

Retail - Apparel & Shoe (0.67%)
Aeropostale Inc (a)(b)                                                  485                                       14,972
AnnTaylor Stores Corp (b)                                               620                                       20,361
Brown Shoe Co Inc                                                       380                                       18,141
Cache Inc. (a)(b)                                                       110                                        2,776
Charlotte Russe Holding Inc (b)                                       1,640                                       50,430
Childrens Place Retail Stores Inc/The (a)(b)                            540                                       34,301
Dress Barn Inc (a)(b)                                                   520                                       12,132
Foot Locker Inc                                                       2,100                                       46,053
Genesco Inc (a)(b)                                                      779                                       29,057
Ltd Brands Inc                                                        4,083                                      118,162
Men's Wearhouse Inc (a)                                               2,190                                       83,789
Nordstrom Inc                                                         5,992                                      295,645
Shoe Carnival Inc (b)                                                   342                                       10,807
United Retail Group Inc (b)                                             532                                        7,459
Wet Seal Inc/The (a)(b)                                               1,072                                        7,150
                                                                                                     --------------------
                                                                                                                 751,235
                                                                                                     --------------------
Retail - Automobile (0.01%)
Asbury Automotive Group Inc                                             490                                       11,544
                                                                                                     --------------------

Retail - Building Products (0.12%)
Home Depot Inc (a)                                                    3,263                                      131,042
                                                                                                     --------------------

Retail - Consumer Electronics (0.15%)
Best Buy Co Inc                                                       3,485                                      171,427
                                                                                                     --------------------

Retail - Convenience Store (0.03%)
Pantry Inc/The (a)(b)                                                   824                                       38,596
                                                                                                     --------------------

Retail - Discount (0.50%)
Big Lots Inc (a)(b)                                                   3,840                                       88,013
Family Dollar Stores Inc                                              2,710                                       79,484
Target Corp                                                           1,030                                       58,762
TJX Cos Inc                                                           1,675                                       47,704
Wal-Mart Stores Inc                                                   6,161                                      284,515
                                                                                                     --------------------
                                                                                                                 558,478
                                                                                                     --------------------
Retail - Drug Store (0.50%)
CVS Corp                                                              7,550                                      233,371

Retail - Drug Store
Walgreen Co                                                           7,241                                      332,289
                                                                                                     --------------------
                                                                                                                 565,660
                                                                                                     --------------------
Retail - Jewelry (0.05%)
Signet Group PLC ADR                                                  2,271                                       53,369
                                                                                                     --------------------

Retail - Major Department Store (0.25%)
JC Penney Co Inc                                                      3,559                                      275,324
                                                                                                     --------------------

Retail - Office Supplies (0.41%)
Office Depot Inc (a)(b)                                               3,008                                      114,815
OfficeMax Inc                                                         2,240                                      111,216
Staples Inc                                                           8,698                                      232,237
                                                                                                     --------------------
                                                                                                                 458,268
                                                                                                     --------------------
Retail - Regional Department Store (0.28%)
Dillard's Inc                                                           780                                       27,277
Federated Department Stores Inc                                       1,370                                       52,238
Kohl's Corp (b)                                                       3,385                                      231,635
                                                                                                     --------------------
                                                                                                                 311,150
                                                                                                     --------------------
Retail - Restaurants (0.77%)
CKE Restaurants Inc (a)                                               2,068                                       38,051
Darden Restaurants Inc                                                1,550                                       62,263
Domino's Pizza Inc                                                      953                                       26,684
McDonald's Corp (a)                                                  10,685                                      473,666
Morton's Restaurant Group Inc (b)                                       410                                        6,827
Ruth's Chris Steak House (b)                                            965                                       17,640
Starbucks Corp (b)                                                    6,612                                      234,197
                                                                                                     --------------------
                                                                                                                 859,328
                                                                                                     --------------------
Retail - Sporting Goods (0.03%)
Hibbett Sporting Goods Inc (a)(b)                                     1,169                                       35,690
                                                                                                     --------------------

Rubber - Tires (0.11%)
Continental AG ADR                                                    1,062                                      122,661
                                                                                                     --------------------

Rubber & Plastic Products (0.05%)
Myers Industries Inc                                                  3,252                                       50,926
                                                                                                     --------------------

Savings & Loans - Thrifts (0.09%)
First Place Financial Corp/OH                                           270                                        6,342
FirstFed Financial Corp (a)(b)                                          540                                       36,164
PFF Bancorp Inc                                                         364                                       12,562
TierOne Corp (a)                                                        200                                        6,322
Washington Mutual Inc                                                   510                                       23,200
Willow Financial Bancorp Inc                                            410                                        6,117
WSFS Financial Corp                                                     152                                       10,173
                                                                                                     --------------------
                                                                                                                 100,880
                                                                                                     --------------------
Semiconductor Component - Integrated Circuits (0.15%)
Atmel Corp (b)                                                       17,165                                      103,848
Cirrus Logic Inc (b)                                                  2,890                                       19,883
Emulex Corp (b)                                                       1,570                                       30,631
Micrel Inc (a)(b)                                                       846                                        9,120
                                                                                                     --------------------
                                                                                                                 163,482
                                                                                                     --------------------
Semiconductor Equipment (0.14%)
Entegris Inc (a)(b)                                                   1,920                                       20,774
Lam Research Corp (a)(b)                                              2,705                                      136,927
                                                                                                     --------------------
                                                                                                                 157,701
                                                                                                     --------------------

Software Tools (0.01%)
Altiris Inc (a)(b)                                                      360                                        9,137
                                                                                                     --------------------

Steel - Producers (0.42%)
Carpenter Technology Corp                                             1,415                                      145,066
Chaparral Steel Co                                                      714                                       31,609
Mittal Steel Co NV (a)                                                2,395                                      101,021
Nucor Corp                                                            1,310                                       71,605
POSCO ADR (a)                                                           797                                       65,888
Reliance Steel & Aluminum Co (a)                                        496                                       19,532
Steel Dynamics Inc                                                    1,200                                       38,940
                                                                                                     --------------------
                                                                                                                 473,661
                                                                                                     --------------------
Telecommunication Equipment (0.10%)
Anaren Inc (b)                                                          768                                       13,640
Arris Group Inc (b)                                                   2,305                                       28,836
Comtech Telecommunications Corp (a)(b)                                  759                                       28,895
Harris Corp                                                             470                                       21,554
Optium Corp (b)                                                         310                                        7,731
Sirenza Microdevices Inc (a)(b)                                         993                                        7,805
                                                                                                     --------------------
                                                                                                                 108,461
                                                                                                     --------------------
Telecommunication Equipment - Fiber Optics (0.02%)
Sycamore Networks Inc (b)                                             4,862                                       18,281
                                                                                                     --------------------

Telecommunication Services (0.20%)
Amdocs Ltd (b)                                                        2,975                                      115,281
Consolidated Communications Holdings Inc                              1,300                                       27,170
Embarq Corp                                                             950                                       49,932
NeuStar Inc (a)(b)                                                    1,058                                       34,322
                                                                                                     --------------------
                                                                                                                 226,705
                                                                                                     --------------------
Telephone - Integrated (1.74%)
Alaska Communications Systems Group Inc                               1,425                                       21,646
AT&T Inc                                                             17,639                                      630,594
BellSouth Corp                                                       11,597                                      546,335
Nippon Telegraph & Telephone Corp ADR                                 1,970                                       48,836
Qwest Communications International Inc (a)(b)                        36,696                                      307,146
Sprint Nextel Corp                                                      605                                       11,428
Verizon Communications Inc                                           10,493                                      390,759
                                                                                                     --------------------
                                                                                                               1,956,744
                                                                                                     --------------------
Therapeutics (0.32%)
BioMarin Pharmaceuticals Inc (a)(b)                                   1,620                                       26,552
Gilead Sciences Inc (b)                                               3,680                                      238,942
Isis Pharmaceuticals Inc (a)(b)                                       2,190                                       24,353
Medarex Inc (a)(b)                                                    2,254                                       33,337
Progenics Pharmaceuticals Inc (b)                                       590                                       15,186
Theravance Inc (a)(b)                                                   680                                       21,005
                                                                                                     --------------------
                                                                                                                 359,375
                                                                                                     --------------------
Tobacco (1.31%)
Altria Group Inc                                                     11,321                                      971,568
British American Tobacco PLC ADR                                      2,264                                      128,278
Imperial Tobacco Group PLC ADR                                        1,297                                      102,502
Loews Corp - Carolina Group                                           1,615                                      104,523
Reynolds American Inc (a)                                             2,490                                      163,020
                                                                                                     --------------------
                                                                                                               1,469,891
                                                                                                     --------------------
Tools - Hand Held (0.10%)
Snap-On Inc                                                           2,360                                      112,430
                                                                                                     --------------------


Toys (0.18%)
Hasbro Inc                                                            1,810                                       49,322
Jakks Pacific Inc (b)                                                 1,084                                       23,675
Mattel Inc                                                            5,580                                      126,443
                                                                                                     --------------------
                                                                                                                 199,440
                                                                                                     --------------------
Transactional Software (0.10%)
VeriFone Holdings Inc (a)(b)                                          3,246                                      114,908
                                                                                                     --------------------

Transport - Rail (0.12%)
Burlington Northern Santa Fe Corp                                     1,840                                      135,810
                                                                                                     --------------------

Transport - Services (0.21%)
CH Robinson Worldwide Inc (a)                                         1,350                                       55,202
FedEx Corp                                                              325                                       35,301
HUB Group Inc (b)                                                     1,200                                       33,060
Pacer International Inc (a)                                           1,280                                       38,106
United Parcel Service Inc                                             1,035                                       77,604
                                                                                                     --------------------
                                                                                                                 239,273
                                                                                                     --------------------
Transport - Truck (0.02%)
Old Dominion Freight Line (a)(b)                                        851                                       20,484
                                                                                                     --------------------

Travel Services (0.01%)
Ambassadors Group Inc                                                   310                                        9,408
                                                                                                     --------------------

Veterinary Diagnostics (0.04%)
VCA Antech Inc (a)(b)                                                 1,300                                       41,847
                                                                                                     --------------------

Veterinary Products (0.02%)
PetMed Express Inc (a)(b)                                             1,590                                       21,227
                                                                                                     --------------------

Web Portals (0.43%)
Google Inc (b)                                                        1,047                                      482,123
                                                                                                     --------------------

Wire & Cable Products (0.05%)
General Cable Corp (a)(b)                                               863                                       37,722
Insteel Industries Inc (a)                                            1,320                                       23,483
                                                                                                     --------------------
                                                                                                                  61,205
                                                                                                     --------------------
Wireless Equipment (0.53%)
EMS Technologies Inc (b)                                                580                                       11,617
Motorola Inc                                                         18,260                                      375,426
Qualcomm Inc                                                          5,112                                      193,182
Viasat Inc (b)                                                          350                                       10,434
                                                                                                     --------------------
                                                                                                                 590,659
                                                                                                     --------------------
TOTAL COMMON STOCKS                                                                               $           70,488,474
                                                                                                     --------------------
                                                                 Principal
                                                                   Amount                                   Value
                                                                 ----------- ----------------------- --------------------
BONDS (31.89%)
Aerospace & Defense Equipment (0.09%)
Goodrich Corp
6.80%, 7/ 1/2036                                                     50,000                                       53,191
Sequa Corp
9.00%, 8/ 1/2009                                                     50,000                                       53,500
                                                                                                     --------------------
                                                                                                                 106,691
                                                                                                     --------------------

Agricultural Chemicals (0.03%)
Potash Corp of Saskatchewan
5.88%, 12/ 1/2036                                                    35,000                                       33,758
                                                                                                     --------------------

Agricultural Operations (0.11%)
Bunge Ltd Finance Corp
4.38%, 12/15/2008                                                    95,000                                       92,998
5.10%, 7/15/2015                                                     30,000                                       27,938
                                                                                                     --------------------
                                                                                                                 120,936
                                                                                                     --------------------
Appliances (0.02%)
Whirlpool Corp
5.86%, 6/15/2009 (c)                                                 25,000                                       25,059
                                                                                                     --------------------

Asset Backed Securities (4.40%)
Ameriquest Mortgage Securities Inc
5.65%, 3/25/2035 (c)                                                 38,488                                       38,525
Argent Securities Inc
5.50%, 7/25/2036 (d)                                                300,000                                      300,234
Carrington Mortgage Loan Trust
5.61%, 1/25/2035 (c)                                                 29,783                                       29,796
5.63%, 12/25/2035 (c)(d)                                            275,000                                      275,461
Countrywide Asset-Backed Certificates
5.63%, 9/25/2033 (c)                                                  9,280                                        9,283
6.42%, 1/25/2034 (c)(d)                                             220,000                                      221,506
5.64%, 2/25/2036 (c)(d)                                             250,000                                      250,423
5.60%, 3/25/2036 (d)                                                250,000                                      250,488
5.60%, 4/25/2036 (c)(d)                                             300,000                                      300,718
5.49%, 12/29/2036 (e)                                               150,000                                      150,420
Countrywide Home Equity Loan Trust
5.59%, 2/15/2036 (c)(d)                                             500,000                                      500,141
5.55%, 5/15/2036 (c)(d)                                             182,624                                      182,636
First Franklin Mortgage Loan Asset Backed Certificates
5.62%, 9/25/2035 (d)                                                325,000                                      325,673
5.59%, 11/25/2035 (d)                                               400,000                                      400,997
First Horizon Asset Back Trust
5.48%, 10/25/2026 (e)                                               197,195                                      197,133
First-Citizens Home Equity Loan LLC
5.56%, 9/15/2022 (c)(f)                                              82,798                                       82,640
GMAC Mortgage Corp Loan Trust
5.56%, 11/25/2036 (c)(d)                                            225,000                                      225,091
Great America Leasing Receivables
5.39%, 9/15/2011 (f)                                                 30,000                                       30,075
JP Morgan Mortgage Acquisition Corp
5.52%, 4/25/2036 (c)(d)                                             200,000                                      200,149
Long Beach Mortgage Loan Trust
5.88%, 6/25/2034 (c)                                                 30,000                                       30,111
5.43%, 10/25/2036 (d)                                               275,000                                      275,004
5.52%, 12/25/2036 (e)                                               175,000                                      175,000
Merrill Lynch Mortgage Investors Inc
5.91%, 1/25/2035 (c)                                                 10,733                                       10,735
Morgan Stanley Capital I
5.53%, 2/25/2036                                                    175,000                                      175,305
MSDWCC Heloc Trust
5.54%, 7/25/2017 (c)                                                 41,369                                       41,402
Nomura Asset Acceptance Corp
5.58%, 6/25/2035 (c)                                                 21,348                                       21,353
Residential Asset Securities Corp
3.28%, 8/25/2029                                                      7,295                                        7,257

Asset Backed Securities
SACO I Inc
5.62%, 4/25/2035 (c)                                                 17,657                                       17,660
Saxon Asset Securities Trust
5.57%, 3/25/2035 (c)(d)                                             208,395                                      208,501
                                                                                                     --------------------
                                                                                                               4,933,717
                                                                                                     --------------------
Auto - Car & Light Trucks (0.16%)
                        DaimlerChrysler NA Holding Corp
5.83%, 9/10/2007 (c)                                                 50,000                                       50,108
4.75%, 1/15/2008                                                     15,000                                       14,863
5.79%, 3/13/2009 (c)                                                 75,000                                       75,072
5.75%, 9/ 8/2011                                                     40,000                                       39,899
                                                                                                     --------------------
                                                                                                                 179,942
                                                                                                     --------------------
Automobile Sequential (0.15%)
Capital Auto Receivables Asset Trust
5.73%, 6/15/2010 (c)                                                 50,000                                       50,248
Ford Credit Auto Owner Trust
5.30%, 6/15/2012                                                     60,000                                       60,006
WFS Financial Owner Trust
4.50%, 5/17/2013                                                     55,000                                       54,316
                                                                                                     --------------------
                                                                                                                 164,570
                                                                                                     --------------------
Beverages - Wine & Spirits (0.10%)
Diageo Capital PLC
5.46%, 4/20/2007 (c)                                                 50,000                                       50,010
5.13%, 1/30/2012                                                     45,000                                       44,438
Diageo Finance BV
5.50%, 4/ 1/2013 (a)                                                 15,000                                       14,971
                                                                                                     --------------------
                                                                                                                 109,419
                                                                                                     --------------------
Brewery (0.11%)
Cia Brasileira de Bebidas
10.50%, 12/15/2011                                                   50,000                                       60,500
Coors Brewing Co
6.38%, 5/15/2012                                                     10,000                                       10,348
SABMiller PLC
6.50%, 7/ 1/2016 (f)                                                 50,000                                       52,156
                                                                                                     --------------------
                                                                                                                 123,004
                                                                                                     --------------------
Building & Construction Products - Miscellaneous (0.13%)
CRH America Inc
5.30%, 10/15/2013                                                    40,000                                       38,941
6.00%, 9/30/2016                                                     25,000                                       25,235
6.40%, 10/15/2033                                                    10,000                                        9,935
Interline Brands Inc
8.13%, 6/15/2014                                                     45,000                                       46,237
Owens Corning Inc
6.50%, 12/ 1/2016 (f)                                                15,000                                       15,238
7.00%, 12/ 1/2036 (f)                                                15,000                                       15,147
                                                                                                     --------------------
                                                                                                                 150,733
                                                                                                     --------------------
Building Products - Wood (0.06%)
Masco Corp
6.13%, 10/ 3/2016                                                    65,000                                       65,443
                                                                                                     --------------------

Cable TV (0.24%)
Charter Communications Operating LLC/Charter Communications
Operating Capital
8.00%, 4/30/2012 (a)(f)                                              40,000                                       41,550
Comcast Corp
7.05%, 3/15/2033 (a)                                                 20,000                                       21,386

Cable TV
COX Communications Inc
5.91%, 12/14/2007 (c)(d)                                             50,000                                       50,209
4.63%, 1/15/2010                                                     30,000                                       29,365
6.75%, 3/15/2011                                                     50,000                                       52,271
7.13%, 10/ 1/2012                                                     5,000                                        5,330
6.45%, 12/ 1/2036 (a)(f)                                             25,000                                       24,608
CSC Holdings Inc
7.88%, 12/15/2007                                                    45,000                                       45,562
                                                                                                     --------------------
                                                                                                                 270,281
                                                                                                     --------------------
Casino Hotels (0.08%)
Harrah's Operating Co Inc
5.50%, 7/ 1/2010                                                     65,000                                       63,710
Station Casinos Inc
7.75%, 8/15/2016 (a)                                                 25,000                                       25,187
                                                                                                     --------------------
                                                                                                                  88,897
                                                                                                     --------------------
Cellular Telecommunications (0.35%)
America Movil SA de CV
5.75%, 1/15/2015 (a)                                                 60,000                                       59,362
New Cingular Wireless Services Inc
8.13%, 5/ 1/2012                                                     75,000                                       84,395
Nextel Communications Inc
5.95%, 3/15/2014 (a)                                                 90,000                                       87,644
Rogers Wireless Inc
7.25%, 12/15/2012 (a)                                                65,000                                       68,900
6.38%, 3/ 1/2014                                                     20,000                                       20,250
Rural Cellular Corp
8.25%, 3/15/2012                                                     25,000                                       26,031
Vodafone Group PLC
5.70%, 6/15/2011 (c)                                                 45,000                                       45,249
                                                                                                     --------------------
                                                                                                                 391,831
                                                                                                     --------------------
Chemicals - Diversified (0.10%)
ICI Wilmington Inc
5.63%, 12/ 1/2013                                                    55,000                                       54,306
Lyondell Chemical Co
10.50%, 6/ 1/2013                                                    20,000                                       22,000
8.25%, 9/15/2016                                                     35,000                                       36,750
                                                                                                     --------------------
                                                                                                                 113,056
                                                                                                     --------------------
Chemicals - Specialty (0.03%)
Chemtura Corp
6.88%, 6/ 1/2016                                                     35,000                                       33,688
                                                                                                     --------------------

Coal (0.04%)
Peabody Energy Corp
7.38%, 11/ 1/2016                                                    40,000                                       42,600
                                                                                                     --------------------

Coatings & Paint (0.03%)
Valspar Corp
6.00%, 5/ 1/2007                                                     30,000                                       30,038
                                                                                                     --------------------

Commercial Banks (0.25%)
Commonwealth Bank of Australia
6.02%, 3/15/2036 (a)(f)                                              40,000                                       40,469
KeyBank NA
5.40%, 8/ 8/2007 (c)                                                100,000                                      100,047
VTB Capital SA for Vneshtorgbank
5.97%, 8/ 1/2008 (d)(f)                                             100,000                                      100,050

Commercial Banks
Woori Bank
6.13%, 5/ 3/2016 (a)(c)(f)                                           40,000                                       40,799
                                                                                                     --------------------
                                                                                                                 281,365
                                                                                                     --------------------
Commercial Services (0.14%)
Brickman Group Ltd/The
11.75%, 12/15/2009                                                   80,000                                       85,000
Iron Mountain Inc
8.25%, 7/ 1/2011                                                     70,000                                       70,175
                                                                                                     --------------------
                                                                                                                 155,175
                                                                                                     --------------------
Computer Services (0.07%)
                            Sungard Data Systems Inc
9.13%, 8/15/2013 (a)                                                 30,000                                       31,500
Unisys Corp
7.88%, 4/ 1/2008                                                     45,000                                       44,888
                                                                                                     --------------------
                                                                                                                  76,388
                                                                                                     --------------------
Computers - Integrated Systems (0.02%)
NCR Corp
7.13%, 6/15/2009                                                     20,000                                       20,511
                                                                                                     --------------------

Computers - Memory Devices (0.05%)
Seagate Technology HDD Holdings
6.38%, 10/ 1/2011 (a)                                                20,000                                       20,000
6.80%, 10/ 1/2016 (a)                                                35,000                                       35,175
                                                                                                     --------------------
                                                                                                                  55,175
                                                                                                     --------------------
Consumer Products - Miscellaneous (0.03%)
Fortune Brands Inc
5.13%, 1/15/2011 (a)                                                 35,000                                       34,345
                                                                                                     --------------------

Credit Card Asset Backed Securities (0.49%)
Arran
5.53%, 12/15/2010 (c)(e)                                            100,000                                      100,056
Capital One Multi-Asset Execution Trust
5.57%, 12/15/2009 (c)(d)                                            115,000                                      115,019
Chase Credit Card Master Trust
5.55%, 5/15/2009 (c)                                                140,000                                      140,020
Citibank Credit Card Master Trust I
5.64%, 3/10/2011 (c)                                                100,000                                      100,476
Providian Master Note Trust
5.10%, 11/15/2012 (f)                                               100,000                                       99,590
                                                                                                     --------------------
                                                                                                                 555,161
                                                                                                     --------------------
Cruise Lines (0.04%)
Royal Caribbean Cruises Ltd
7.00%, 10/15/2007                                                    40,000                                       40,363
                                                                                                     --------------------

Data Processing & Management (0.04%)
Dun & Bradstreet Corp
5.50%, 3/15/2011 (a)                                                 30,000                                       30,075
Fidelity National Information Services
4.75%, 9/15/2008                                                     15,000                                       14,487
                                                                                                     --------------------
                                                                                                                  44,562
                                                                                                     --------------------
Diversified Manufacturing Operations (0.04%)
Carlisle Cos Inc
6.13%, 8/15/2016                                                     50,000                                       50,666
                                                                                                     --------------------


Diversified Minerals (0.07%)
Teck Cominco Ltd
6.13%, 10/ 1/2035                                                    35,000                                       33,627
Vale Overseas Ltd
6.25%, 1/23/2017                                                     40,000                                       40,182
                                                                                                     --------------------
                                                                                                                  73,809
                                                                                                     --------------------
E-Commerce - Products (0.02%)
FTD Inc
7.75%, 2/15/2014 (a)                                                 20,000                                       20,025
                                                                                                     --------------------

Electric - Distribution (0.03%)
Detroit Edison Co
5.70%, 10/ 1/2037                                                    40,000                                       38,511
                                                                                                     --------------------

Electric - Generation (0.04%)
                          Korea East-West Power Co Ltd
4.88%, 4/21/2011 (f)                                                 20,000                                       19,598
Tenaska Virginia Partners LP
6.12%, 3/30/2024 (f)                                                 28,556                                       28,689
                                                                                                     --------------------
                                                                                                                  48,287
                                                                                                     --------------------
Electric - Integrated (1.15%)
AmerenUE
5.40%, 2/ 1/2016 (a)                                                 40,000                                       38,915
Arizona Public Service Co
6.50%, 3/ 1/2012                                                     25,000                                       25,826
5.80%, 6/30/2014                                                     45,000                                       44,897
6.25%, 8/ 1/2016                                                     40,000                                       40,928
Baltimore Gas & Electric
5.90%, 10/ 1/2016 (f)                                                25,000                                       25,111
Carolina Power & Light Co
6.65%, 4/ 1/2008                                                     50,000                                       50,678
Commonwealth Edison Co
5.95%, 8/15/2016 (a)                                                 30,000                                       30,330
Consumers Energy Co
4.25%, 4/15/2008                                                     10,000                                        9,848
Dayton Power & Light Co/The
5.12%, 10/ 1/2013 (c)                                                35,000                                       34,405
Dominion Resources Inc/VA
5.95%, 6/15/2035                                                     20,000                                       19,663
Duquesne Light Holdings Inc
5.50%, 8/15/2015                                                     50,000                                       46,870
Entergy Gulf States Inc
3.60%, 6/ 1/2008                                                     30,000                                       29,208
6.10%, 12/ 8/2008 (c)(f)                                             70,000                                       70,148
Exelon Corp
4.45%, 6/15/2010                                                     20,000                                       19,346
6.75%, 5/ 1/2011 (a)                                                 35,000                                       36,558
FPL Group Capital Inc
4.09%, 2/16/2007 (d)                                                100,000                                       99,837
Indianapolis Power & Light Co
7.38%, 8/ 1/2007                                                     40,000                                       40,375
Northeast Utilities
3.30%, 6/ 1/2008                                                     25,000                                       24,273
NorthWestern Corp
5.88%, 11/ 1/2014                                                    65,000                                       63,865
PPL Energy Supply LLC
5.40%, 8/15/2014                                                     40,000                                       39,245
6.20%, 5/15/2016                                                     40,000                                       41,117

Electric - Integrated
                             Puget Sound Energy Inc
3.36%, 6/ 1/2008                                                     30,000                                       29,166
Sierra Pacific Power Co
6.25%, 4/15/2012                                                    175,000                                      177,692
Southwestern Public Service Co
6.00%, 10/ 1/2036                                                    20,000                                       19,793
Tampa Electric Co
6.55%, 5/15/2036                                                     20,000                                       21,178
TXU Electric Delivery Co
6.38%, 5/ 1/2012                                                    125,000                                      128,676
TXU Energy Co LLC
6.13%, 3/15/2008 (a)                                                 25,000                                       25,157
Virginia Electric & Power Co
5.40%, 1/15/2016 (a)                                                 40,000                                       39,472
Xcel Energy Inc
6.50%, 7/ 1/2036                                                     15,000                                       15,848
                                                                                                     --------------------
                                                                                                               1,288,425
                                                                                                     --------------------
Electronic Components - Semiconductors (0.04%)
Chartered Semiconductor Manufacturing Ltd
6.25%, 4/ 4/2013                                                     40,000                                       40,266
                                                                                                     --------------------

Electronic Connectors (0.04%)
Thomas & Betts Corp
6.63%, 5/ 7/2008                                                     40,000                                       40,416
                                                                                                     --------------------

Electronics - Military (0.06%)
L-3 Communications Corp
5.88%, 1/15/2015 (a)                                                 65,000                                       62,725
                                                                                                     --------------------

Export & Import Bank (0.03%)
                          Export-Import Bank Of Korea
4.50%, 8/12/2009                                                     40,000                                       39,207
                                                                                                     --------------------

Finance - Auto Loans (0.27%)
Ford Motor Credit Co
6.50%, 1/25/2007                                                     10,000                                       10,002
5.80%, 1/12/2009                                                     20,000                                       19,637
9.88%, 8/10/2011 (a)                                                100,000                                      106,953
GMAC LLC
6.23%, 3/20/2007 (c)                                                 15,000                                       15,001
6.31%, 11/30/2007                                                    20,000                                       19,875
6.88%, 9/15/2011                                                     40,000                                       41,028
6.00%, 12/15/2011                                                    40,000                                       39,826
Nissan Motor Acceptance Corp
4.63%, 3/ 8/2010 (f)                                                 55,000                                       53,462
                                                                                                     --------------------
                                                                                                                 305,784
                                                                                                     --------------------
Finance - Commercial (0.37%)
Caterpillar Financial Services Corp
5.05%, 12/ 1/2010                                                    40,000                                       39,771
Textron Financial Corp
5.46%, 6/ 5/2009 (c)(d)                                             100,000                                      100,115
Textron Financial Floorplan Master Note
5.67%, 5/13/2010 (d)(f)                                             275,000                                      276,009
                                                                                                     --------------------
                                                                                                                 415,895
                                                                                                     --------------------
Finance - Consumer Loans (0.33%)
HSBC Finance Corp
4.13%, 11/16/2009                                                    75,000                                       72,916
Finance - Consumer Loans
HSBC Finance Corp (continued)
5.65%, 11/16/2009 (c)                                                75,000                                       75,474
7.00%, 5/15/2012                                                     65,000                                       70,082
4.75%, 7/15/2013                                                     25,000                                       24,241
SLM Corp
5.54%, 7/26/2010 (a)(c)                                             125,000                                      125,028
                                                                                                     --------------------
                                                                                                                 367,741
                                                                                                     --------------------
Finance - Credit Card (0.14%)
Capital One Bank
5.00%, 6/15/2009                                                     75,000                                       74,574
6.50%, 6/13/2013                                                     60,000                                       63,248
Capital One Capital III
7.69%, 8/15/2036                                                     20,000                                       22,651
                                                                                                     --------------------
                                                                                                                 160,473
                                                                                                     --------------------
Finance - Investment Banker & Broker (0.97%)
BCP Crystal US Holdings Corp
9.63%, 6/15/2014                                                     30,000                                       33,150
Bear Stearns Cos Inc/The
5.30%, 10/30/2015                                                    15,000                                       14,801
Citigroup Inc
5.88%, 2/22/2033                                                     20,000                                       20,065
E*Trade Financial Corp
8.00%, 6/15/2011                                                     60,000                                       62,700
Goldman Sachs Group Inc
3.88%, 1/15/2009 (a)                                                 45,000                                       43,838
5.57%, 3/ 2/2010 (c)                                                 75,000                                       75,226
6.45%, 5/ 1/2036                                                     95,000                                       98,839
Jefferies Group Inc
6.25%, 1/15/2036 (a)                                                 60,000                                       58,203
JPMorgan Chase & Co
5.25%, 5/ 1/2015 (a)                                                165,000                                      162,261
Lazard Group
7.13%, 5/15/2015                                                     45,000                                       46,612
Merrill Lynch & Co Inc
5.62%, 2/ 6/2009 (c)                                                160,000                                      160,634
5.77%, 7/25/2011 (a)                                                 60,000                                       61,325
Morgan Stanley
5.65%, 1/15/2010 (c)                                                100,000                                      100,522
5.30%, 3/ 1/2013                                                     30,000                                       29,910
4.75%, 4/ 1/2014                                                    125,000                                      119,516
                                                                                                     --------------------
                                                                                                               1,087,602
                                                                                                     --------------------
Finance - Leasing Company (0.13%)
                        International Lease Finance Corp
5.59%, 5/24/2010 (d)                                                100,000                                      100,362
5.63%, 9/20/2013                                                     44,000                                       44,322
                                                                                                     --------------------
                                                                                                                 144,684
                                                                                                     --------------------
Finance - Mortgage Loan/Banker (1.16%)
Countrywide Financial Corp
5.62%, 5/ 5/2008 (c)                                                100,000                                      100,223
5.64%, 12/19/2008 (c)                                                85,000                                       85,226
6.25%, 5/15/2016                                                     40,000                                       40,769
Countrywide Home Loans Inc
5.50%, 2/ 1/2007                                                     15,000                                       15,001
Fannie Mae
3.70%, 11/ 1/2007                                                   275,000                                      271,434
Freddie Mac
4.75%, 5/ 6/2013                                                     90,000                                       86,964

Finance - Mortgage Loan/Banker
Freddie Mac (continued)
4.63%, 5/28/2013                                                     55,000                                       53,101
6.75%, 3/15/2031                                                    317,000                                      383,786
5.50%, 9/15/2031                                                    100,000                                       99,049
Residential Capital LLC
6.74%, 6/29/2007 (c)                                                 75,000                                       75,371
6.00%, 2/22/2011                                                     65,000                                       64,877
6.50%, 4/17/2013                                                     25,000                                       25,336
                                                                                                     --------------------
                                                                                                               1,301,137
                                                                                                     --------------------
Finance - Other Services (0.10%)
Alamosa Delaware Inc
11.00%, 7/31/2010                                                    30,000                                       32,418
8.50%, 1/31/2012                                                     20,000                                       21,197
Athena Neurosciences Finance LLC
7.25%, 2/21/2008                                                     60,000                                       61,200
                                                                                                     --------------------
                                                                                                                 114,815
                                                                                                     --------------------
Financial Guarantee Insurance (0.02%)
MGIC Investment Corp
5.63%, 9/15/2011                                                     20,000                                       20,040
                                                                                                     --------------------

Food - Miscellaneous/Diversified (0.10%)
Corn Products International Inc
8.45%, 8/15/2009                                                     45,000                                       47,981
Kraft Foods Inc
6.50%, 11/ 1/2031 (a)                                                55,000                                       59,267
                                                                                                     --------------------
                                                                                                                 107,248
                                                                                                     --------------------
Food - Retail (0.17%)
                              Delhaize America Inc
8.13%, 4/15/2011                                                     75,000                                       80,907
Safeway Inc
5.72%, 3/27/2009 (c)                                                 50,000                                       50,136
5.80%, 8/15/2012                                                     65,000                                       65,123
                                                                                                     --------------------
                                                                                                                 196,166
                                                                                                     --------------------
Gas - Distribution (0.09%)
Sempra Energy
4.75%, 5/15/2009                                                     40,000                                       39,506
Southern Union Co
6.15%, 8/16/2008                                                     30,000                                       30,123
7.20%, 11/ 1/2066                                                    30,000                                       29,573
                                                                                                     --------------------
                                                                                                                  99,202
                                                                                                     --------------------
Home Equity - Other (1.57%)
ACE Securities Corp
5.58%, 3/25/2035 (c)                                                  7,048                                        7,051
5.46%, 7/25/2035 (c)                                                 19,958                                       19,960
Bear Stearns Asset Backed Securities Inc
5.48%, 8/25/2036 (c)(d)                                             200,000                                      200,051
Citigroup Mortgage Loan Trust Inc
5.62%, 10/25/2035 (c)(d)                                            200,000                                      200,310
Countrywide Asset-Backed Certificates
6.09%, 6/25/2021 (c)                                                 75,000                                       75,673
5.39%, 3/25/2036 (e)                                                 75,000                                       74,505
5.51%, 8/25/2036 (e)                                                 65,000                                       64,720
GMAC Mortgage Corp Loan Trust
5.75%, 10/25/2036                                                    40,000                                       39,988
5.81%, 10/25/2036                                                    35,000                                       35,018
IXIS Real Estate Capital Trust
5.61%, 9/25/2035 (c)                                                141,286                                      141,649
Home Equity - Other
Morgan Stanley ABS Capital I
5.57%, 12/25/2034 (c)                                                 7,795                                        7,797
5.45%, 7/25/2035 (c)                                                 22,829                                       22,833
New Century Home Equity Loan Trust
6.07%, 1/25/2034 (c)                                                128,191                                      128,896
5.62%, 7/25/2035 (c)(d)                                             250,000                                      250,389
Option One Mortgage Loan Trust
5.88%, 5/25/2034 (c)                                                 85,000                                       85,208
6.40%, 5/25/2034 (c)                                                 85,000                                       85,001
5.65%, 11/25/2034 (c)                                                   859                                          859
Wells Fargo Home Equity Trust
5.85%, 4/25/2034 (c)(d)                                             110,000                                      110,003
5.64%, 10/25/2035 (d)(f)                                            215,533                                      215,716
                                                                                                     --------------------
                                                                                                               1,765,627
                                                                                                     --------------------
Hotels & Motels (0.08%)
Starwood Hotels & Resorts Worldwide Inc
7.38%, 5/ 1/2007                                                     85,000                                       85,347
                                                                                                     --------------------

Insurance Brokers (0.28%)
AON Corp
6.95%, 1/15/2007 (c)(d)                                             125,000                                      125,055
8.21%, 1/ 1/2027 (a)                                                 60,000                                       69,320
Marsh & McLennan Cos Inc
5.51%, 7/13/2007 (c)                                                100,000                                      100,003
5.88%, 8/ 1/2033 (a)                                                 20,000                                       18,216
                                                                                                     --------------------
                                                                                                                 312,594
                                                                                                     --------------------
Investment Companies (0.20%)
Canadian Oil Sands Ltd
4.80%, 8/10/2009 (f)                                                100,000                                       98,107
Xstrata Finance Canada Ltd
5.50%, 11/16/2011 (f)                                                45,000                                       44,989
5.80%, 11/15/2016 (f)                                                35,000                                       34,899
Xstrata Finance Dubai Ltd
5.72%, 11/13/2009 (f)                                                50,000                                       50,006
                                                                                                     --------------------
                                                                                                                 228,001
                                                                                                     --------------------
Investment Management & Advisory Services (0.12%)
Ameriprise Financial Inc
5.35%, 11/15/2010                                                    50,000                                       50,111
7.52%, 6/ 1/2066 (a)(c)                                              60,000                                       65,890
Janus Capital Group Inc
5.88%, 9/15/2011                                                     20,000                                       20,127
                                                                                                     --------------------
                                                                                                                 136,128
                                                                                                     --------------------
Life & Health Insurance (0.14%)
AmerUs Group Co
5.95%, 8/15/2015                                                     20,000                                       20,827
Cigna Corp
6.15%, 11/15/2036                                                    30,000                                       29,638
Lincoln National Corp
5.48%, 4/ 6/2009 (c)                                                 75,000                                       75,084
Stancorp Financial Group Inc
6.88%, 10/ 1/2012                                                    25,000                                       26,310
                                                                                                     --------------------
                                                                                                                 151,859
                                                                                                     --------------------
Machinery - Construction & Mining (0.02%)
Joy Global Inc
6.00%, 11/15/2016 (f)                                                20,000                                       19,880
                                                                                                     --------------------


Machinery - Farm (0.04%)
Case New Holland Inc
6.00%, 6/ 1/2009                                                     50,000                                       49,750
                                                                                                     --------------------

Machinery Tools & Related Products (0.07%)
Kennametal Inc
7.20%, 6/15/2012                                                     70,000                                       73,716
                                                                                                     --------------------

Medical - Drugs (0.19%)
Angiotech Pharmaceuticals Inc
9.10%, 12/ 1/2013 (f)                                                65,000                                       65,812
Biovail Corp
7.88%, 4/ 1/2010                                                     75,000                                       76,594
Teva Pharmaceutical Finance LLC
6.15%, 2/ 1/2036                                                     20,000                                       19,432
Wyeth
6.95%, 3/15/2011                                                     50,000                                       53,102
                                                                                                     --------------------
                                                                                                                 214,940
                                                                                                     --------------------
Medical - HMO (0.12%)
Coventry Health Care Inc
5.88%, 1/15/2012                                                     90,000                                       88,861
WellPoint Inc
5.85%, 1/15/2036                                                     50,000                                       48,573
                                                                                                     --------------------
                                                                                                                 137,434
                                                                                                     --------------------
Medical - Hospitals (0.04%)
HCA Inc
9.25%, 11/15/2016 (f)                                                40,000                                       42,850
                                                                                                     --------------------

Medical - Wholesale Drug Distribution (0.03%)
AmerisourceBergen Corp
5.63%, 9/15/2012                                                     40,000                                       39,323
                                                                                                     --------------------

Medical Instruments (0.03%)
Boston Scientific Corp
6.00%, 6/15/2011 (a)                                                 35,000                                       35,324
                                                                                                     --------------------

Medical Laboratory & Testing Service (0.03%)
Quest Diagnostics Inc
5.45%, 11/ 1/2015                                                    35,000                                       33,785
                                                                                                     --------------------

Medical Products (0.03%)
                            Baxter International Inc
5.90%, 9/ 1/2016                                                     30,000                                       30,818
                                                                                                     --------------------

Metal - Diversified (0.09%)
Falconbridge Ltd
7.25%, 7/15/2012                                                     80,000                                       86,105
5.38%, 6/ 1/2015                                                     15,000                                       14,669
                                                                                                     --------------------
                                                                                                                 100,774
                                                                                                     --------------------
Money Center Banks (0.04%)
Rabobank Capital Funding Trust
5.25%, 12/29/2049 (c)(f)                                             50,000                                       48,208
                                                                                                     --------------------

Mortgage Backed Securities (8.87%)
Adjustable Rate Mortgage Trust
5.09%, 11/25/2035 (c)                                                50,000                                       49,802

Mortgage Backed Securities
Banc of America Alternative Loan Trust
5.75%, 6/25/2036 (c)(d)                                             187,080                                      186,682
Banc of America Commercial Mortgage Inc
5.68%, 8/10/2016 (c)                                                 75,000                                       76,626
5.31%, 12/10/2016                                                    80,000                                       80,184
4.86%, 7/10/2043 (a)                                                205,000                                      198,579
4.97%, 7/10/2043                                                     40,000                                       38,527
5.33%, 9/10/2045                                                    100,000                                      100,320
Banc of America Funding Corp
5.60%, 7/20/2036 (d)                                                260,255                                      260,588
Bear Stearns Adjustable Rate Mortgage Trust
3.52%, 6/25/2034 (c)                                                 50,000                                       48,747
Bear Stearns Alt-A Trust
5.48%, 11/25/2036 (d)                                               230,604                                      230,752
Bear Stearns Commercial Mortgage Securities Inc
0.53%, 5/11/2039 (c)(f)                                             484,693                                        9,172
3.24%, 2/11/2041                                                     31,537                                       30,634
5.47%, 6/11/2041                                                    130,000                                      130,867
Bella Vista Mortgage Trust
5.60%, 5/20/2045 (c)                                                 71,052                                       71,267
Citigroup Commercial Mortgage Trust
0.52%, 10/15/2049                                                 1,450,000                                       41,631
Citigroup/Deutsche Bank Commercial Mortgage
0.45%, 10/15/2048                                                 2,570,000                                       63,531
Commercial Mortgage Pass Through Certificates
4.05%, 10/15/2037                                                   200,000                                      194,127
5.05%, 5/10/2043 (c)                                                 25,000                                       24,574
0.05%, 12/10/2046                                                 1,465,000                                       18,427
5.25%, 12/10/2046                                                    70,000                                       69,920
Countrywide Alternative Loan Trust
5.60%, 5/25/2034 (c)                                                 69,625                                       69,701
6.07%, 7/20/2035 (c)(e)                                              71,592                                       71,770
Countrywide Asset-Backed Certificates
5.75%, 4/25/2036 (c)(d)                                             200,000                                      200,569
Countrywide Home Loan Mortgage Pass Through Certificates
4.59%, 12/19/2033 (c)                                               225,000                                      217,143
5.65%, 4/25/2046 (c)(d)                                             254,997                                      256,022
Credit Suisse Mortgage Capital Certificates
5.83%, 6/15/2038 (c)                                                100,000                                      103,975
0.59%, 9/15/2039 (f)                                              1,516,933                                       47,769
0.06%, 12/15/2039                                                   480,000                                        8,438
0.67%, 12/15/2039                                                 1,850,000                                       67,301
CS First Boston Mortgage Securities Corp
5.63%, 11/15/2020 (c)(f)                                             61,385                                       61,420
1.38%, 3/15/2036 (c)(f)                                             573,675                                       14,958
0.46%, 5/15/2036 (c)(f)                                             731,929                                        9,313
0.61%, 7/15/2036 (c)(f)                                             814,231                                       17,351
4.95%, 7/15/2037                                                    120,000                                      115,545
0.11%, 11/15/2037 (c)(f)                                          1,340,651                                       27,939
7.63%, 9/15/2041 (c)                                                 30,000                                       31,943
CW Capital Cobalt Ltd
5.17%, 8/15/2048                                                    105,000                                      104,358
DLJ Mortgage Acceptance Corp
6.99%, 10/15/2030 (f)                                               125,000                                      125,983
First Union National Bank Commercial Mortgage
8.09%, 5/17/2032                                                     45,000                                       48,729
GE Capital Commercial Mortgage Corp
4.98%, 5/10/2043 (c)                                                220,000                                      214,923
5.33%, 11/10/2045 (c)                                               260,000                                      260,397
Mortgage Backed Securities
Greenpoint Mortgage Funding Trust
5.62%, 6/25/2045 (c)(d)                                             215,879                                      215,958
5.66%, 10/25/2045 (c)(d)                                            222,305                                      223,239
Greenwich Capital Commercial Funding Corp
0.32%, 6/10/2036 (c)(f)                                           5,283,558                                       59,263
5.91%, 7/10/2038 (c)                                                 70,000                                       73,140
GS Mortgage Securities Corp
0.65%, 11/10/2039                                                   999,790                                       45,216
Impac CMB Trust
5.66%, 4/25/2035 (c)                                                 46,171                                       46,209
Impac Secured Assets CMN Owner Trust
5.63%, 3/25/2036 (d)                                                300,000                                      300,733
JP Morgan Chase Commercial Mortgage Securities
0.52%, 10/12/2035 (c)(f)                                            499,602                                       18,321
5.13%, 9/12/2037 (c)                                                 25,000                                       24,385
1.12%, 1/12/2039 (c)(f)                                             665,730                                       22,594
0.09%, 1/15/2042 (c)(f)                                           1,403,209                                       25,280
4.78%, 7/15/2042                                                     90,000                                       86,410
5.59%, 5/12/2045 (c)                                                 55,000                                       55,814
5.44%, 5/15/2045 (c)                                                100,000                                      100,327
5.30%, 5/15/2047                                                    105,000                                      104,982
JP Morgan Mortgage Trust
4.95%, 11/25/2035 (c)                                               125,000                                      124,755
5.32%, 4/25/2036 (c)                                                 28,008                                       27,956
5.85%, 6/25/2036 (c)(d)                                             110,976                                      110,943
5.99%, 6/25/2036 (c)                                                 37,972                                       38,019
5.98%, 8/25/2036 (c)                                                170,000                                      172,952
5.58%, 10/25/2036                                                   180,000                                      179,321
LB Commercial Conduit Mortgage Trust
6.21%, 10/15/2035                                                   485,907                                      491,289
LB-UBS Commercial Mortgage Trust
5.97%, 3/15/2026 (d)                                                154,413                                      155,001
4.44%, 12/15/2029 (c)                                               100,000                                       97,227
4.31%, 2/15/2030                                                    195,000                                      189,886
5.74%, 6/15/2032                                                     72,521                                       73,464
0.60%, 3/15/2034 (c)(f)                                             642,352                                        7,968
0.26%, 3/15/2036 (c)(f)                                             528,412                                       14,948
1.15%, 3/15/2036 (c)(f)                                             469,414                                       14,421
0.69%, 8/15/2036 (c)(f)                                             634,992                                       13,522
5.90%, 6/15/2038 (c)                                                 50,000                                       52,300
5.41%, 9/15/2039 (c)                                                 25,000                                       25,059
Merrill Lynch Mortgage Trust
5.78%, 8/12/2016                                                     90,000                                       92,699
5.62%, 5/12/2039                                                     85,000                                       86,393
5.66%, 5/12/2039 (c)                                                115,000                                      118,186
0.53%, 2/12/2042 (c)                                              1,931,528                                       28,506
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.46%, 7/12/2046 (c)                                                 55,000                                       55,185
0.05%, 12/12/2049                                                   725,000                                       10,818
5.11%, 12/12/2049                                                    85,000                                       84,356
Morgan Stanley Capital I
1.02%, 1/13/2041 (c)(f)                                             440,264                                       15,731
0.04%, 12/15/2043 (f)                                             1,045,000                                       14,205
Sequoia Mortgage Trust
5.88%, 2/20/2034 (c)                                                136,446                                      136,555
Specialty Underwriting & Residential Finance
5.86%, 2/25/2035 (c)                                                 80,000                                       80,329
5.58%, 3/25/2036 (c)                                                125,000                                      125,190

Mortgage Backed Securities
Structured Adjustable Rate Mortgage Loan Trust
5.25%, 12/25/2035                                                    60,933                                       60,354
5.25%, 2/25/2036 (c)                                                 80,585                                       80,038
Structured Asset Securities Corp
5.50%, 6/25/2036 (c)                                                100,000                                      100,089
Wachovia Bank Commercial Mortgage Trust
0.20%, 11/15/2035 (f)                                             1,644,343                                       18,582
0.44%, 10/15/2041 (c)(f)                                          2,715,022                                       45,137
0.27%, 3/15/2042 (c)(f)                                           3,994,343                                       46,848
4.94%, 4/15/2042                                                    210,000                                      204,385
5.80%, 7/15/2045                                                    100,000                                      102,896
WAMU Alternative Mortgage Pass-Through Certificates
5.63%, 6/25/2046 (c)                                                228,728                                      229,043
Washington Mutual Asset Securities Corp
3.83%, 1/25/2035 (f)                                                 76,137                                       73,508
Washington Mutual Inc
3.97%, 3/25/2033                                                     63,692                                       62,723
3.80%, 6/25/2034 (c)                                                 85,000                                       82,064
4.67%, 5/25/2035 (c)                                                 40,000                                       39,357
6.09%, 9/25/2036                                                     39,448                                       39,484
5.79%, 7/25/2044 (c)                                                 46,263                                       46,618
5.88%, 1/25/2045 (c)                                                 99,724                                      100,046
5.73%, 11/25/2045 (c)(d)                                            250,000                                      251,280
5.54%, 8/25/2046 (d)                                                250,000                                      250,075
Wells Fargo Mortgage Backed Securities
4.19%, 3/25/2035 (c)                                                 80,293                                       78,917
                                                                                                     --------------------
                                                                                                               9,951,003
                                                                                                     --------------------
Multi-Line Insurance (0.42%)
ACE Ltd
6.00%, 4/ 1/2007                                                     85,000                                       85,088
CNA Financial Corp
6.00%, 8/15/2011                                                     40,000                                       40,653
Genworth Financial Inc
6.15%, 11/15/2066                                                    25,000                                       24,965
Hartford Financial Services Group Inc
5.25%, 10/15/2011                                                    25,000                                       24,945
5.95%, 10/15/2036                                                    15,000                                       15,061
ING Groep NV
5.78%, 12/ 8/2035                                                    75,000                                       74,214
Metlife Inc
6.40%, 12/15/2036                                                    50,000                                       50,230
Metropolitan Life Global Funding I
5.51%, 3/17/2009 (c)(f)                                             160,000                                      160,188
                                                                                                     --------------------
                                                                                                                 475,344
                                                                                                     --------------------
Multimedia (0.32%)
                                News America Inc
6.63%, 1/ 9/2008                                                     45,000                                       45,490
4.75%, 3/15/2010 (a)                                                 15,000                                       14,739
6.20%, 12/15/2034                                                    15,000                                       14,478
6.40%, 12/15/2035                                                    25,000                                       24,836
Time Warner Entertainment Co LP
8.38%, 3/15/2023                                                     55,000                                       64,524
Time Warner Inc
6.15%, 5/ 1/2007                                                     85,000                                       85,168
5.50%, 11/15/2011                                                    35,000                                       34,911
6.50%, 11/15/2036                                                    25,000                                       24,883
Viacom Inc
5.74%, 6/16/2009 (a)                                                 25,000                                       25,042

Multimedia
Viacom Inc (continued)
5.75%, 4/30/2011                                                     30,000                                       30,015
                                                                                                     --------------------
                                                                                                                 364,086
                                                                                                     --------------------
Mutual Insurance (0.02%)
                            Liberty Mutual Group Inc
7.50%, 8/15/2036 (a)(f)                                              20,000                                       21,881
                                                                                                     --------------------

Non-Hazardous Waste Disposal (0.07%)
Allied Waste North America Inc
5.75%, 2/15/2011 (a)                                                 25,000                                       24,187
9.25%, 9/ 1/2012                                                     20,000                                       21,250
Oakmont Asset Trust
4.51%, 12/22/2008 (f)                                                35,000                                       34,166
                                                                                                     --------------------
                                                                                                                  79,603
                                                                                                     --------------------
Office Automation & Equipment (0.05%)
Xerox Corp
6.40%, 3/15/2016                                                     25,000                                       25,531
6.75%, 2/ 1/2017                                                     30,000                                       31,350
                                                                                                     --------------------
                                                                                                                  56,881
                                                                                                     --------------------
Office Furnishings - Original (0.02%)
Steelcase Inc
6.50%, 8/15/2011                                                     20,000                                       20,316
                                                                                                     --------------------

Oil - Field Services (0.25%)
BJ Services Co
5.54%, 6/ 1/2008 (c)(d)                                             100,000                                      100,029
Smith International Inc
7.00%, 9/15/2007 (d)                                                100,000                                      101,046
6.00%, 6/15/2016                                                     40,000                                       40,690
Weatherford International Ltd
6.50%, 8/ 1/2036                                                     35,000                                       35,136
                                                                                                     --------------------
                                                                                                                 276,901
                                                                                                     --------------------
Oil & Gas Drilling (0.09%)
Transocean Inc
5.57%, 9/ 5/2008 (c)(d)                                             100,000                                      100,060
                                                                                                     --------------------

Oil Company - Exploration & Production (0.45%)
Anadarko Petroleum Corp
5.76%, 9/15/2009 (c)(d)                                              75,000                                       75,306
6.45%, 9/15/2036 (a)                                                 50,000                                       50,525
Chesapeake Energy Corp
7.50%, 9/15/2013                                                     60,000                                       62,475
Newfield Exploration Co
7.45%, 10/15/2007                                                    70,000                                       70,787
6.63%, 9/ 1/2014                                                     40,000                                       40,000
Nexen Inc
5.05%, 11/20/2013                                                    50,000                                       48,257
7.88%, 3/15/2032                                                     30,000                                       35,687
Swift Energy Co
7.63%, 7/15/2011 (a)                                                 50,000                                       50,875
XTO Energy Inc
5.65%, 4/ 1/2016                                                     25,000                                       24,715
6.10%, 4/ 1/2036                                                     50,000                                       48,796
                                                                                                     --------------------
                                                                                                                 507,423
                                                                                                     --------------------

Oil Company - Integrated (0.19%)
Husky Energy Inc
6.15%, 6/15/2019                                                     45,000                                       45,356
Occidental Petroleum Corp
4.00%, 11/30/2007                                                    35,000                                       34,631
Petrobras International Finance Co
8.38%, 12/10/2018                                                    40,000                                       47,700
Petro-Canada
5.95%, 5/15/2035                                                     60,000                                       56,895
Petronas Capital Ltd
7.88%, 5/22/2022 (f)                                                 20,000                                       24,613
                                                                                                     --------------------
                                                                                                                 209,195
                                                                                                     --------------------
Oil Field Machinery & Equipment (0.05%)
Cameron International Corp
2.65%, 4/15/2007                                                     60,000                                       59,512
                                                                                                     --------------------

Oil Refining & Marketing (0.31%)
Enterprise Products Operating LP
4.00%, 10/15/2007                                                    60,000                                       59,266
6.38%, 2/ 1/2013                                                     20,000                                       20,548
Giant Industries Inc
11.00%, 5/15/2012                                                    40,000                                       42,900
Premcor Refining Group Inc/The
9.25%, 2/ 1/2010                                                     60,000                                       62,752
6.75%, 2/ 1/2011                                                     70,000                                       72,696
9.50%, 2/ 1/2013                                                     40,000                                       43,203
Tesoro Corp
6.25%, 11/ 1/2012                                                    50,000                                       49,750
                                                                                                     --------------------
                                                                                                                 351,115
                                                                                                     --------------------
Paper & Related Products (0.01%)
Celulosa Arauco y Constitucion SA
5.13%, 7/ 9/2013                                                     15,000                                       14,498
                                                                                                     --------------------

Pharmacy Services (0.08%)
Medco Health Solutions Inc
7.25%, 8/15/2013                                                     60,000                                       64,403
Omnicare Inc
6.75%, 12/15/2013                                                    10,000                                        9,875
6.88%, 12/15/2015                                                    15,000                                       14,812
                                                                                                     --------------------
                                                                                                                  89,090
                                                                                                     --------------------
Pipelines (0.66%)
Boardwalk Pipelines LLC
5.50%, 2/ 1/2017                                                     25,000                                       24,082
Buckeye Partners LP
4.63%, 7/15/2013                                                     45,000                                       41,948
Consolidated Natural Gas Co
5.00%, 3/ 1/2014                                                     30,000                                       28,935
Enbridge Energy Partners LP
4.00%, 1/15/2009                                                     20,000                                       19,383
5.95%, 6/ 1/2033                                                     40,000                                       36,931
Energy Transfer Partners LP
6.63%, 10/15/2036                                                    15,000                                       15,445
Kinder Morgan Finance Co ULC
5.35%, 1/ 5/2011                                                     20,000                                       19,506
Kinder Morgan Inc
6.50%, 9/ 1/2012                                                     45,000                                       45,213
National Fuel Gas Co
5.25%, 3/ 1/2013                                                     30,000                                       29,341

Pipelines
Northwest Pipeline Corp
8.13%, 3/ 1/2010                                                     35,000                                       36,444
ONEOK Partners LP
5.90%, 4/ 1/2012                                                     45,000                                       45,512
6.65%, 10/ 1/2036                                                    35,000                                       35,799
Pacific Energy
6.25%, 9/15/2015                                                    100,000                                       97,764
Plains All American Pipeline LP
6.70%, 5/15/2036                                                     40,000                                       41,145
Southern Natural Gas Co
8.88%, 3/15/2010 (a)                                                 45,000                                       47,209
TEPPCO Partners LP
7.63%, 2/15/2012 (a)                                                 70,000                                       75,266
Texas Eastern Transmission LP
5.25%, 7/15/2007                                                     60,000                                       59,836
Williams Partners LP/Williams Partners
7.25%, 2/ 1/2017 (f)                                                 40,000                                       40,800
                                                                                                     --------------------
                                                                                                                 740,559
                                                                                                     --------------------
Property & Casualty Insurance (0.17%)
Ace INA Holdings Inc
6.70%, 5/15/2036                                                     20,000                                       21,513
Arch Capital Group Ltd
7.35%, 5/ 1/2034                                                     40,000                                       44,122
Markel Corp
6.80%, 2/15/2013                                                     20,000                                       20,768
St Paul Travelers Cos Inc/The
5.75%, 3/15/2007                                                    100,000                                      100,100
                                                                                                     --------------------
                                                                                                                 186,503
                                                                                                     --------------------
Publishing - Periodicals (0.02%)
Dex Media East LLC/Dex Media East Finance Co
12.13%, 11/15/2012                                                   20,000                                       22,025
                                                                                                     --------------------

Real Estate Magagement & Services (0.06%)
EOP Operating LP
5.88%, 1/15/2013                                                     25,000                                       26,203
4.75%, 3/15/2014                                                     40,000                                       39,625
                                                                                                     --------------------
                                                                                                                  65,828
                                                                                                     --------------------
Real Estate Operator & Developer (0.01%)
Duke Realty LP
5.63%, 8/15/2011                                                     15,000                                       15,087
                                                                                                     --------------------

Recreational Centers (0.05%)
AMF Bowling Worldwide Inc
10.00%, 3/ 1/2010                                                    55,000                                       56,994
                                                                                                     --------------------

Regional Banks (0.47%)
Capital One Financial Corp
5.70%, 9/15/2011                                                     30,000                                       30,445
4.80%, 2/21/2012                                                     15,000                                       14,585
6.15%, 9/ 1/2016                                                     80,000                                       82,737
Fleet Capital Trust II
7.92%, 12/11/2026                                                    80,000                                       83,210
Keycorp
5.45%, 5/26/2009 (c)                                                 75,000                                       74,994
SunTrust Preferred Capital I
5.85%, 12/31/2049                                                    30,000                                       30,229

Regional Banks
                                 Wachovia Corp
5.63%, 12/15/2008                                                   115,000                                      115,563
6.38%, 2/ 1/2009                                                     10,000                                       10,172
Wells Fargo & Co
3.12%, 8/15/2008                                                     35,000                                       33,804
Wells Fargo Capital X
5.95%, 12/15/2036 (a)                                                55,000                                       53,905
                                                                                                     --------------------
                                                                                                                 529,644
                                                                                                     --------------------
Reinsurance (0.19%)
Endurance Specialty Holdings Ltd
7.00%, 7/15/2034                                                     50,000                                       51,391
PartnerRe Finance II
6.44%, 12/ 1/2066                                                    25,000                                       25,092
Platinum Underwriters Finance Inc
7.50%, 6/ 1/2017                                                     60,000                                       63,275
Transatlantic Holdings Inc
5.75%, 12/14/2015                                                    75,000                                       74,686
                                                                                                     --------------------
                                                                                                                 214,444
                                                                                                     --------------------
REITS - Apartments (0.06%)
                           AvalonBay Communities Inc
5.50%, 1/15/2012                                                     35,000                                       35,213
United Dominion Realty Trust Inc
6.50%, 6/15/2009                                                     35,000                                       35,977
                                                                                                     --------------------
                                                                                                                  71,190
                                                                                                     --------------------
REITS - Diversified (0.16%)
iStar Financial Inc
5.70%, 9/15/2009 (c)(d)(f)                                           50,000                                       50,029
5.65%, 9/15/2011                                                     40,000                                       39,913
5.15%, 3/ 1/2012                                                     40,000                                       38,901
5.95%, 10/15/2013 (f)                                                50,000                                       50,252
                                                                                                     --------------------
                                                                                                                 179,095
                                                                                                     --------------------
REITS - Healthcare (0.11%)
Health Care Property Investors Inc
5.81%, 9/15/2008 (c)(d)                                              50,000                                       49,947
5.65%, 12/15/2013                                                    55,000                                       54,259
Nationwide Health Properties Inc
6.50%, 7/15/2011                                                     15,000                                       15,326
                                                                                                     --------------------
                                                                                                                 119,532
                                                                                                     --------------------
REITS - Hotels (0.03%)
Hospitality Properties Trust
6.30%, 6/15/2016                                                     35,000                                       35,817
                                                                                                     --------------------

REITS - Office Property (0.13%)
Brandywine Operating Partnership LP/PA
5.82%, 4/ 1/2009 (c)                                                 50,000                                       50,000
5.63%, 12/15/2010                                                    45,000                                       45,164
HRPT Properties Trust
5.96%, 3/16/2011 (c)                                                 50,000                                       50,017
                                                                                                     --------------------
                                                                                                                 145,181
                                                                                                     --------------------
REITS - Regional Malls (0.09%)
Simon Property Group LP
4.60%, 6/15/2010                                                     15,000                                       14,630
5.60%, 9/ 1/2011                                                     45,000                                       45,362
5.75%, 5/ 1/2012                                                     40,000                                       40,410
                                                                                                     --------------------
                                                                                                                 100,402
                                                                                                     --------------------

REITS - Shopping Centers (0.02%)
                        Federal Realty Investment Trust
6.20%, 1/15/2017                                                     20,000                                       20,629
                                                                                                     --------------------

REITS - Warehouse & Industrial (0.09%)
Prologis
5.62%, 8/24/2009 (c)(d)                                             100,000                                      100,111
                                                                                                     --------------------

Rental - Auto & Equipment (0.16%)
Erac USA Finance Co
5.63%, 4/30/2009 (d)(f)                                             125,000                                      125,242
United Rentals North America Inc
7.75%, 11/15/2013 (a)                                                50,000                                       50,188
                                                                                                     --------------------
                                                                                                                 175,430
                                                                                                     --------------------
Retail - Auto Parts (0.06%)
                           PEP Boys-Manny Moe & Jack
4.25%, 6/ 1/2007                                                     45,000                                       44,550
7.50%, 12/15/2014                                                    30,000                                       27,412
                                                                                                     --------------------
                                                                                                                  71,962
                                                                                                     --------------------
Retail - Building Products (0.12%)
Home Depot Inc
5.49%, 12/16/2009 (d)                                                50,000                                       49,997
5.25%, 12/16/2013                                                    50,000                                       49,628
5.88%, 12/16/2036                                                    35,000                                       34,346
                                                                                                     --------------------
                                                                                                                 133,971
                                                                                                     --------------------
Retail - Propane Distribution (0.05%)
Inergy LP/Inergy Finance Corp
8.25%, 3/ 1/2016                                                     50,000                                       52,500
                                                                                                     --------------------

Retail - Regional Department Store (0.07%)
JC Penney Corp Inc
8.13%, 4/ 1/2027                                                     75,000                                       77,119
                                                                                                     --------------------

Satellite Telecommunications (0.07%)
Intelsat Corp
6.38%, 1/15/2008                                                     80,000                                       80,000
                                                                                                     --------------------

Savings & Loans - Thrifts (0.20%)
Washington Mutual Bank/Henderson NV
5.65%, 8/15/2014                                                     30,000                                       30,042
6.75%, 5/20/2036 (a)                                                 20,000                                       21,477
Washington Mutual Inc
5.67%, 1/15/2010 (c)                                                175,000                                      175,769
                                                                                                     --------------------
                                                                                                                 227,288
                                                                                                     --------------------
Sovereign (0.14%)
Mexico Government International Bond
6.07%, 1/13/2009 (c)                                                 60,000                                       60,540
8.30%, 8/15/2031                                                     40,000                                       51,140
South Africa Government International Bond
6.50%, 6/ 2/2014 (a)                                                 45,000                                       47,306
                                                                                                     --------------------
                                                                                                                 158,986
                                                                                                     --------------------
Special Purpose Entity (0.33%)
ABX Financing Co
5.75%, 10/15/2016 (f)                                                45,000                                       44,750
6.35%, 10/15/2036 (f)                                                35,000                                       34,829
BAE Systems Holdings Inc
6.40%, 12/15/2011 (f)                                                60,000                                       62,047

Special Purpose Entity
BAE Systems Holdings Inc (continued)
5.20%, 8/15/2015 (f)                                                 65,000                                       61,915
MBIA Global Funding LLC
5.35%, 2/20/2007 (c)(f)                                             100,000                                      100,004
Regency Energy Partners
8.38%, 12/15/2013 (f)                                                65,000                                       65,163
                                                                                                     --------------------
                                                                                                                 368,708
                                                                                                     --------------------
Steel - Producers (0.09%)
Ispat Inland ULC
9.75%, 4/ 1/2014                                                     95,000                                      106,163
                                                                                                     --------------------

Storage & Warehousing (0.03%)
Mobile Services Group Inc
9.75%, 8/ 1/2014 (f)                                                 30,000                                       31,350
                                                                                                     --------------------

Telecommunication Services (0.21%)
Mastec Inc
7.75%, 2/ 1/2008                                                     45,000                                       44,888
Qwest Corp
7.88%, 9/ 1/2011                                                     60,000                                       63,900
TELUS Corp
7.50%, 6/ 1/2007                                                     45,000                                       45,333
Verizon Global Funding Corp
5.50%, 8/15/2007 (c)                                                 40,000                                       40,000
7.75%, 12/ 1/2030                                                    40,000                                       46,919
                                                                                                     --------------------
                                                                                                                 241,040
                                                                                                     --------------------
Telephone - Integrated (0.53%)
AT&T Corp
7.30%, 11/15/2011 (a)(c)                                             50,000                                       54,134
AT&T Inc
5.58%, 11/14/2008 (c)(d)                                            100,000                                      100,291
British Telecommunications PLC
8.63%, 12/15/2010                                                    70,000                                       78,121
Deutsche Telekom International Finance BV
5.55%, 3/23/2009 (c)                                                 75,000                                       75,116
France Telecom SA
7.75%, 3/ 1/2011 (c)                                                 75,000                                       81,695
Telecom Italia Capital SA
5.85%, 2/ 1/2011 (c)                                                 25,000                                       24,870
5.98%, 7/18/2011 (c)                                                 45,000                                       44,933
Telefonica Europe BV
7.75%, 9/15/2010                                                    105,000                                      112,774
Telefonos de Mexico SA de CV
4.50%, 11/19/2008                                                    10,000                                        9,820
Verizon Communications Inc
5.35%, 2/15/2011                                                     10,000                                       10,016
                                                                                                     --------------------
                                                                                                                 591,770
                                                                                                     --------------------
Television (0.09%)
British Sky Broadcasting Group PLC
6.88%, 2/23/2009                                                    100,000                                      102,944
                                                                                                     --------------------

Textile - Home Furnishings (0.12%)
Mohawk Industries Inc
6.50%, 4/15/2007 (d)                                                130,000                                      130,306
                                                                                                     --------------------


Tobacco (0.04%)
Reynolds American Inc
7.25%, 6/ 1/2013                                                     40,000                                       41,580
                                                                                                     --------------------

Transport - Rail (0.06%)
Burlington Northern Santa Fe Corp
6.20%, 8/15/2036                                                     50,000                                       51,514
Union Pacific Corp
4.70%, 1/ 2/2024                                                     19,563                                       18,649
                                                                                                     --------------------
                                                                                                                  70,163
                                                                                                     --------------------
Transport - Services (0.04%)
FedEx Corp
3.50%, 4/ 1/2009                                                     25,000                                       24,011
Ryder System Inc
5.95%, 5/ 2/2011                                                     20,000                                       20,226
                                                                                                     --------------------
                                                                                                                  44,237
                                                                                                     --------------------
Vitamins & Nutrition Products (0.06%)
NBTY Inc
7.13%, 10/ 1/2015                                                    70,000                                       68,600
                                                                                                     --------------------

Wire & Cable Products (0.05%)
Superior Essex Communications LLC/Essex Group Inc
9.00%, 4/15/2012                                                     50,000                                       52,000
                                                                                                     --------------------
TOTAL BONDS                                                                                       $           35,782,256
                                                                                                     --------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (19.00%) Federal Home Loan
Mortgage Corporation (FHLMC) (5.13%)
4.50%, 1/ 1/2022 (g)                                                150,000                                      144,516
5.00%, 1/ 1/2022 (g)                                                140,000                                      137,506
5.50%, 1/ 1/2022 (g)                                                 65,000                                       64,939
5.50%, 1/ 1/2037 (g)                                              1,770,000                                    1,750,088
6.00%, 1/ 1/2037 (g)                                              1,150,000                                    1,158,266
6.50%, 1/ 1/2037 (g)                                                235,000                                      239,333
6.50%, 6/ 1/2017                                                     88,875                                       90,946
5.00%, 5/ 1/2018                                                    716,604                                      706,192
5.50%, 12/ 1/2022                                                   174,972                                      174,283
7.00%, 12/ 1/2027                                                    54,482                                       56,244
6.00%, 1/ 1/2029                                                     68,399                                       69,228
7.50%, 8/ 1/2030                                                      5,436                                        5,658
8.00%, 12/ 1/2030                                                    65,377                                       68,704
7.50%, 1/ 1/2031                                                     12,528                                       13,039
6.50%, 5/ 1/2031                                                     19,592                                       20,052
6.50%, 6/ 1/2031                                                     51,910                                       53,128
6.50%, 11/ 1/2031                                                    22,551                                       23,080
5.50%, 3/ 1/2033                                                    162,954                                      161,395
5.50%, 4/ 1/2033                                                    144,013                                      142,636
5.50%, 10/ 1/2033                                                   274,486                                      271,860
6.50%, 10/ 1/2035                                                    98,880                                      100,730
6.00%, 8/ 1/2036                                                     49,624                                       49,992
6.50%, 11/ 1/2036                                                    98,868                                      100,702
4.69%, 8/ 1/2035 (c)                                                 44,789                                       44,190
5.02%, 9/ 1/2035                                                    108,243                                      108,148
                                                                                                     --------------------
                                                                                                               5,754,855
                                                                                                     --------------------
Federal National Mortgage Association (FNMA) (5.58%)
5.50%, 1/ 1/2022 (g)                                                330,000                                      329,897
6.00%, 2/ 1/2025                                                    164,886                                      166,800
5.00%, 1/ 1/2037 (g)                                              2,315,000                                    2,234,697
5.50%, 1/ 1/2037 (g)                                                260,000                                      256,913
6.00%, 1/ 1/2037 (g)                                                900,000                                      905,906
Federal National Mortgage Association (FNMA)
6.50%, 1/ 1/2037 (g)                                                235,000                                      239,406
6.50%, 3/ 1/2008                                                     21,848                                       21,871
6.00%, 4/ 1/2008                                                     17,537                                       17,519
6.00%, 3/ 1/2009                                                        507                                          507
6.00%, 5/ 1/2009                                                     32,750                                       32,794
6.00%, 11/ 1/2009                                                    18,176                                       18,213
6.00%, 12/ 1/2009                                                     2,369                                        2,374
6.00%, 5/ 1/2010                                                     14,611                                       14,687
4.50%, 9/ 1/2010                                                    109,627                                      107,871
6.00%, 10/ 1/2021                                                   220,743                                      223,852
7.00%, 8/ 1/2029                                                      2,270                                        2,340
6.50%, 2/ 1/2032                                                     48,920                                       50,083
5.50%, 1/ 1/2033                                                    393,888                                      389,954
5.50%, 7/ 1/2033                                                    556,471                                      550,798
5.50%, 9/ 1/2033                                                    235,289                                      232,891
4.23%, 6/ 1/2034 (c)                                                 42,499                                       41,870
4.36%, 7/ 1/2034 (c)                                                 24,016                                       23,721
4.31%, 12/ 1/2034 (c)                                                66,693                                       65,812
4.60%, 3/ 1/2035 (c)                                                 70,532                                       69,920
5.72%, 2/ 1/2036 (c)                                                 38,658                                       38,783
5.79%, 6/ 1/2036 (c)(e)                                              23,772                                       23,766
6.00%, 7/ 1/2036                                                    112,392                                      113,153
6.50%, 8/ 1/2036                                                     83,264                                       84,833
                                                                                                     --------------------
                                                                                                               6,261,231
                                                                                                     --------------------
Government National Mortgage Association (GNMA) (1.05%)
5.00%, 1/ 1/2037 (g)                                                295,000                                      286,796
5.50%, 1/ 1/2037 (g)                                                420,000                                      417,900
6.00%, 1/15/2029                                                    210,858                                      214,285
7.00%, 5/15/2031                                                     26,858                                       27,762
6.00%, 6/15/2032                                                     20,620                                       20,937
6.00%, 12/15/2033                                                    90,849                                       92,205
6.00%, 9/20/2026                                                     69,341                                       70,310
7.00%, 2/20/2032                                                     39,357                                       40,508
                                                                                                     --------------------
                                                                                                               1,170,703
                                                                                                     --------------------
U.S. Treasury (6.27%)
3.63%, 7/15/2009 (a)                                                350,000                                      340,771
4.88%, 8/15/2009 (a)                                                796,520                                      798,916
3.50%, 2/15/2010 (a)                                              1,200,000                                    1,157,813
5.00%, 2/15/2011 (a)                                                675,000                                      683,437
4.88%, 2/15/2012 (a)                                                575,000                                      580,256
4.25%, 8/15/2013 (a)                                                425,000                                      414,342
4.75%, 5/15/2014 (a)                                                200,000                                      200,516
4.25%, 11/15/2014 (a)                                               600,000                                      582,047
7.50%, 11/15/2016 (a)                                               350,000                                      425,305
8.13%, 8/15/2019 (a)                                                325,000                                      424,607
7.13%, 2/15/2023                                                    575,000                                      715,785
6.25%, 5/15/2030 (a)                                                600,000                                      714,750
                                                                                                     --------------------
                                                                                                               7,038,545
                                                                                                     --------------------
U.S. Treasury Inflation-Indexed Obligations (0.97%)
3.88%, 1/15/2009 (a)                                                553,721                                      568,948
4.25%, 1/15/2010                                                    269,874                                      284,042
2.00%, 1/15/2014 (a)                                                245,732                                      238,705
                                                                                                     --------------------
                                                                                                               1,091,695
                                                                                                     --------------------
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS                                             $           21,317,029
                                                                                                     --------------------

SHORT TERM INVESTMENTS (1.38%)
Commercial Paper (1.38%)
Investment in Joint Trading Account; HSBC Funding
5.28%, 1/ 2/2007                                                  1,553,618                                    1,553,618
                                                                                                     --------------------
TOTAL SHORT TERM INVESTMENTS                                                                      $            1,553,618
                                                                                                     --------------------
MONEY MARKET FUNDS (9.83%)
Money Center Banks (9.83%)
BNY Institutional Cash Reserve Fund (d)                          11,033,000                                   11,033,000
                                                                                                     --------------------
TOTAL MONEY MARKET FUNDS                                                                          $           11,033,000
                                                                                                     --------------------
Total Investments                                                                                 $          140,174,377
Liabilities in Excess of Other Assets, Net - (24.92)%                                                       (27,966,866)
                                                                                                     --------------------
TOTAL NET ASSETS - 100.00%                                                                        $          112,207,511
                                                                                                     ====================
                                                                                                     --------------------

                                                                                                     ====================

(a)  Security or a portion of the security was on loan at the end of the period.

(b)  Non-Income Producing Security

(c)  Variable Rate

(d)  Security was purchased with the cash proceeds from securities loans.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $857,370 or 0.76% of net assets.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $3,247,268 or 2.89% of net assets.

(g) Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                           $           13,785,961
Unrealized Depreciation                                                                                      (1,652,221)
                                                                                                     --------------------
Net Unrealized Appreciation (Depreciation)                                                                    12,133,740
Cost for federal income tax purposes                                                                         128,040,637


                               SCHEDULE OF TOTAL RETURN SWAP AGREEMENTS
                                                                                                         Unrealized
                                                                  Notional                              Appreciation/
Description                                                        Amount                              (Depreciation)
------------------------------------------------ --------------- ----------- ----------------------- --------------------

Receive a monthly return equal to a 4.50% 15 year Fannie Mae
Obligation and pay monthly a floating rate based on                 743,613                       $              (2,562)
1-month LIBOR less 40 basis points with UBS AG.  Expires March
2007.



Portfolio Summary (unaudited)
--------------------------------------------------- ------------------------ ----------------------- --------------------
Sector                                                                                                           Percent
--------------------------------------------------- ------------------------ ----------------------- --------------------
Financial                                                                                                         32.53%
Mortgage Securities                                                                                               20.64%
Consumer, Non-cyclical                                                                                            13.62%
Communications                                                                                                     8.24%
Government                                                                                                         8.13%
Energy                                                                                                             7.67%
Industrial                                                                                                         7.46%
Asset Backed Securities                                                                                            6.93%
Consumer, Cyclical                                                                                                 6.84%
Technology                                                                                                         6.46%
Utilities                                                                                                          3.69%
Basic Materials                                                                                                    2.35%
Funds                                                                                                              0.28%
Diversified                                                                                                        0.08%
Liabilities in Excess of Other Assets, Net                                                                     (-24.92%)
                                                                                                     --------------------
TOTAL NET ASSETS                                                                                                 100.00%
                                                                                                     ====================

Other Assets Summary (unaudited)
--------------------------------------------------- ------------------------ ----------------------- --------------------
Asset Type                                                                                                       Percent
--------------------------------------------------- ------------------------ ----------------------- --------------------
Total Return Swaps                                                                                                 0.00%


Schedule of Investments
December 31, 2006
Bond Account

                                                                   Shares
                                                                    Held                                    Value
                                                                 ----------- ----------------------- --------------------
COMMON STOCKS (0.00%)
Independent Power Producer (0.00%)
Dynegy Inc (a)                                                           71                       $                  514
                                                                                                     --------------------
TOTAL COMMON STOCKS                                                                               $                  514
                                                                                                     --------------------
                                                                       Principal
                                                                   Amount                                   Value
                                                                 ----------- ----------------------- --------------------
BONDS (80.45%)
Advanced Materials & Products (0.04%)
Hexcel Corp
6.75%, 2/ 1/2015                                                    150,000                                      147,750
                                                                                                     --------------------

Advertising Services (0.05%)
Advanstar Communications Inc
10.75%, 8/15/2010                                                   200,000                                      215,250
                                                                                                     --------------------

Aerospace & Defense Equipment (0.25%)
BE Aerospace Inc
8.88%, 5/ 1/2011                                                    250,000                                      258,750
GenCorp Inc
9.50%, 8/15/2013                                                    150,000                                      159,000
Goodrich Corp
6.80%, 7/ 1/2036                                                    450,000                                      478,719
Sequa Corp
9.00%, 8/ 1/2009                                                    150,000                                      160,500
                                                                                                     --------------------
                                                                                                               1,056,969
                                                                                                     --------------------
Agricultural Chemicals (0.16%)
Mosaic Co/The
7.63%, 12/ 1/2016 (b)                                               350,000                                      362,687
Potash Corp of Saskatchewan
5.88%, 12/ 1/2036                                                   330,000                                      318,288
                                                                                                     --------------------
                                                                                                                 680,975
                                                                                                     --------------------
Agricultural Operations (0.20%)
Bunge Ltd Finance Corp
4.38%, 12/15/2008                                                   550,000                                      538,408
5.10%, 7/15/2015                                                    300,000                                      279,380
                                                                                                     --------------------
                                                                                                                 817,788
                                                                                                     --------------------
Apparel Manufacturers (0.15%)
Levi Strauss & Co
10.12%, 4/ 1/2012                                                   100,000                                      102,625
12.25%, 12/15/2012                                                  150,000                                      166,875
Phillips-Van Heusen
7.25%, 2/15/2011                                                    100,000                                      102,000
7.75%, 11/15/2023                                                   225,000                                      235,125
                                                                                                     --------------------
                                                                                                                 606,625
                                                                                                     --------------------
Appliances (0.08%)
Whirlpool Corp
5.86%, 6/15/2009 (c)                                                325,000                                      325,767
                                                                                                     --------------------

Asset Backed Securities (5.99%)
Ameriquest Mortgage Securities Inc
5.65%, 3/25/2035 (c)                                                215,535                                      215,741
5.58%, 7/25/2035 (c)                                                288,370                                      288,770
Asset Backed Securities
Carrington Mortgage Loan Trust
5.61%, 1/25/2035 (c)                                                188,628                                      188,709
Chase Funding Mortgage Loan Asset-Backed Certificates
5.85%, 9/25/2033 (c)                                                490,000                                      491,299
Countrywide Asset-Backed Certificates
5.63%, 9/25/2033 (c)                                                 51,971                                       51,983
5.87%, 6/25/2035 (c)                                                720,000                                      724,964
5.60%, 3/25/2036 (d)                                              1,500,000                                    1,502,928
5.49%, 12/29/2036 (e)                                             1,425,000                                    1,428,987
Countrywide Home Equity Loan Trust
5.58%, 12/15/2035 (c)(d)                                          1,240,869                                    1,241,641
5.55%, 5/15/2036 (c)(d)                                           1,278,371                                    1,278,453
First Franklin Mortgage Loan Asset Backed Certificates
5.42%, 3/25/2036 (c)(d)                                           1,514,340                                    1,514,688
First Horizon Asset Back Trust
5.51%, 10/25/2034 (c)                                               808,467                                      808,527
First-Citizens Home Equity Loan LLC
5.56%, 9/15/2022 (b)(c)                                             480,227                                      479,315
GMAC Mortgage Corp Loan Trust
5.53%, 8/25/2035 (c)                                              1,000,000                                    1,002,112
5.56%, 11/25/2036 (c)(d)                                          2,000,000                                    2,000,806
Great America Leasing Receivables
5.39%, 9/15/2011 (b)                                                255,000                                      255,636
JP Morgan Mortgage Acquisition Corp
5.52%, 4/25/2036 (c)(d)                                           1,525,000                                    1,526,133
Long Beach Mortgage Loan Trust
5.88%, 6/25/2034 (c)(d)                                             170,000                                      170,628
5.43%, 10/25/2036 (d)                                             2,300,000                                    2,300,032
5.52%, 12/25/2036 (e)                                             1,600,000                                    1,600,000
Merrill Lynch Mortgage Investors Inc
5.91%, 1/25/2035 (c)                                                 23,360                                       23,364
Morgan Stanley Capital I
5.53%, 2/25/2036                                                  1,600,000                                    1,602,791
MSDWCC Heloc Trust
5.54%, 7/25/2017 (c)                                                268,897                                      269,110
Nomura Asset Acceptance Corp
5.58%, 6/25/2035 (c)                                                119,550                                      119,575
Residential Asset Mortgage Products Inc
5.69%, 5/25/2034 (c)(d)                                             601,151                                      601,800
Residential Asset Securities Corp
3.28%, 8/25/2029                                                     38,299                                       38,101
SACO I Inc
5.62%, 4/25/2035 (c)                                                136,844                                      136,865
5.49%, 6/25/2036 (c)(d)                                           1,591,993                                    1,592,016
Washington Mutual Asset-Backed Certificates
5.50%, 4/25/2036 (c)(d)                                           1,400,000                                    1,400,828
                                                                                                     --------------------
                                                                                                              24,855,802
                                                                                                     --------------------
Auto - Car & Light Trucks (0.57%)
DaimlerChrysler NA Holding Corp
5.83%, 9/10/2007 (c)                                                300,000                                      300,650
4.75%, 1/15/2008                                                    110,000                                      108,997
5.79%, 3/13/2009 (c)                                              1,425,000                                    1,426,362
5.75%, 9/ 8/2011                                                    385,000                                      384,029
General Motors Corp
7.13%, 7/15/2013                                                    150,000                                      141,375
                                                                                                     --------------------
                                                                                                               2,361,413
                                                                                                     --------------------

Auto/Truck Parts & Equipment - Original (0.18%)
Accuride Corp
8.50%, 2/ 1/2015                                                    150,000                                      144,375
Stanadyne Corp
10.00%, 8/15/2014                                                   100,000                                      102,750
Tenneco Inc
8.63%, 11/15/2014                                                   125,000                                      127,500
Titan International Inc
8.00%, 1/15/2012 (b)                                                200,000                                      201,250
TRW Automotive Inc
9.38%, 2/15/2013                                                    150,000                                      160,875
                                                                                                     --------------------
                                                                                                                 736,750
                                                                                                     --------------------
Automobile Sequential (0.48%)
Capital Auto Receivables Asset Trust
3.92%, 11/16/2009                                                   600,000                                      590,050
5.73%, 6/15/2010 (c)                                                275,000                                      276,366
Carss Finance LP
5.63%, 1/15/2011 (b)(c)                                             133,536                                      133,596
Ford Credit Auto Owner Trust
5.30%, 6/15/2012                                                    600,000                                      600,057
WFS Financial Owner Trust
4.50%, 5/17/2013                                                    410,000                                      404,901
                                                                                                     --------------------
                                                                                                               2,004,970
                                                                                                     --------------------
Beverages - Non-Alcoholic (0.06%)
Cott Beverages USA Inc
8.00%, 12/15/2011                                                   250,000                                      255,000
                                                                                                     --------------------

Beverages - Wine & Spirits (0.42%)
Diageo Capital PLC
5.13%, 1/30/2012                                                    450,000                                      444,380
Diageo Finance BV
5.48%, 3/30/2009 (c)(d)                                           1,150,000                                    1,151,262
5.50%, 4/ 1/2013                                                    145,000                                      144,719
                                                                                                     --------------------
                                                                                                               1,740,361
                                                                                                     --------------------
Brewery (0.26%)
Cia Brasileira de Bebidas
10.50%, 12/15/2011                                                  300,000                                      363,000
Coors Brewing Co
6.38%, 5/15/2012                                                    130,000                                      134,526
SABMiller PLC
6.50%, 7/ 1/2016 (b)                                                550,000                                      573,719
                                                                                                     --------------------
                                                                                                               1,071,245
                                                                                                     --------------------
Building - Residential & Commercial (0.02%)
KB Home
7.75%, 2/ 1/2010                                                    100,000                                      101,750
                                                                                                     --------------------

Building & Construction - Miscellaneous (0.02%)
Dycom Industries Inc
8.13%, 10/15/2015                                                   100,000                                      103,500
                                                                                                     --------------------

Building & Construction Products - Miscellaneous (0.51%)
CRH America Inc
6.00%, 9/30/2016                                                    350,000                                      353,288
6.40%, 10/15/2033                                                   180,000                                      178,837
Interline Brands Inc
8.13%, 6/15/2014                                                    125,000                                      128,438
Masco Corp
5.60%, 3/ 9/2007 (b)(c)                                             800,000                                      800,267
Building & Construction Products - Miscellaneous
Owens Corning Inc
6.50%, 12/ 1/2016 (b)                                               120,000                                      121,901
7.00%, 12/ 1/2036 (b)                                               175,000                                      176,715
USG Corp
6.30%, 11/15/2016 (b)                                               360,000                                      356,846
                                                                                                     --------------------
                                                                                                               2,116,292
                                                                                                     --------------------
Building Products - Wood (0.15%)
Masco Corp
6.13%, 10/ 3/2016                                                   625,000                                      629,258
                                                                                                     --------------------

Cable TV (1.00%)
Cablevision Systems Corp
9.87%, 4/ 1/2009 (c)                                                275,000                                      290,125
Charter Communications Holdings II LLC/Charter Communications
Holding II Capital Corp
10.25%, 9/15/2010                                                   175,000                                      183,094
Charter Communications Operating LLC/Charter Communications
Operating Capital
8.38%, 4/30/2014 (b)                                                150,000                                      156,562
Comcast Corp
5.67%, 7/14/2009 (c)(d)                                             750,000                                      751,669
7.05%, 3/15/2033 (f)                                                150,000                                      160,395
6.45%, 3/15/2037                                                    560,000                                      560,302
COX Communications Inc
5.91%, 12/14/2007 (c)(d)                                            375,000                                      376,564
4.63%, 1/15/2010                                                    365,000                                      357,272
6.75%, 3/15/2011                                                    395,000                                      412,939
6.45%, 12/ 1/2036 (b)(f)                                            245,000                                      241,154
CSC Holdings Inc
7.88%, 12/15/2007                                                   205,000                                      207,563
Echostar DBS Corp
6.63%, 10/ 1/2014                                                   320,000                                      312,000
Insight Communications Co Inc
12.25%, 2/15/2011                                                   150,000                                      157,125
                                                                                                     --------------------
                                                                                                               4,166,764
                                                                                                     --------------------
Casino Hotels (0.26%)
Aztar Corp
9.00%, 8/15/2011                                                    265,000                                      276,925
Harrah's Operating Co Inc
5.50%, 7/ 1/2010                                                    375,000                                      367,557
MGM Mirage
6.75%, 4/ 1/2013                                                    175,000                                      171,062
Riviera Holdings Corp
11.00%, 6/15/2010                                                   150,000                                      159,000
Station Casinos Inc
7.75%, 8/15/2016                                                    100,000                                      100,750
                                                                                                     --------------------
                                                                                                               1,075,294
                                                                                                     --------------------
Cellular Telecommunications (0.94%)
America Movil SA de CV
6.01%, 4/27/2007 (c)                                                650,000                                      650,975
5.47%, 6/27/2008 (b)(d)(e)                                          200,000                                      199,858
Centennial Cellular Corp
10.75%, 12/15/2008                                                  133,000                                      133,333
Dobson Cellular Systems Inc
8.38%, 11/ 1/2011 (b)                                               150,000                                      158,063
New Cingular Wireless Services Inc
8.13%, 5/ 1/2012                                                    625,000                                      703,292
Nextel Communications Inc
5.95%, 3/15/2014 (f)                                                560,000                                      545,337

Cellular Telecommunications
Rogers Wireless Inc
7.25%, 12/15/2012                                                   700,000                                      742,000
6.38%, 3/ 1/2014                                                    180,000                                      182,250
Rural Cellular Corp
8.25%, 3/15/2012                                                    150,000                                      156,187
Vodafone Group PLC
5.70%, 6/15/2011 (c)                                                415,000                                      417,296
                                                                                                     --------------------
                                                                                                               3,888,591
                                                                                                     --------------------
Chemicals - Diversified (0.54%)
Chevron Phillips Chemical Co LLC
5.38%, 6/15/2007                                                    240,000                                      239,779
Equistar Chemicals LP/Equistar Funding Corp
10.63%, 5/ 1/2011                                                   200,000                                      213,000
Huntsman LLC
11.50%, 7/15/2012                                                   600,000                                      676,500
ICI Wilmington Inc
5.63%, 12/ 1/2013                                                   295,000                                      291,279
Lyondell Chemical Co
10.50%, 6/ 1/2013                                                   190,000                                      209,000
8.25%, 9/15/2016                                                    350,000                                      367,500
Nova Chemicals Corp
6.50%, 1/15/2012                                                    150,000                                      142,125
Phibro Animal Health Corp
10.00%, 8/ 1/2013 (b)                                               100,000                                      103,750
                                                                                                     --------------------
                                                                                                               2,242,933
                                                                                                     --------------------
Chemicals - Specialty (0.25%)
Chemtura Corp
6.88%, 6/ 1/2016                                                    280,000                                      269,500
Hercules Inc
6.75%, 10/15/2029                                                   100,000                                       98,000
MacDermid Inc
9.13%, 7/15/2011                                                    200,000                                      208,000
Nalco Co
7.75%, 11/15/2011                                                   200,000                                      204,500
NewMarket Corp
7.13%, 12/15/2016 (b)                                               125,000                                      125,000
Rhodia SA
10.25%, 6/ 1/2010                                                   125,000                                      142,500
                                                                                                     --------------------
                                                                                                               1,047,500
                                                                                                     --------------------
Coal (0.10%)
Alpha Natural Resources LLC/Alpha Natural Resources Capital
Corp
10.00%, 6/ 1/2012                                                   125,000                                      135,625
Massey Energy Co
6.88%, 12/15/2013                                                   200,000                                      188,000
Peabody Energy Corp
7.38%, 11/ 1/2016                                                    85,000                                       90,525
                                                                                                     --------------------
                                                                                                                 414,150
                                                                                                     --------------------
Coatings & Paint (0.04%)
Valspar Corp
6.00%, 5/ 1/2007                                                    155,000                                      155,199
                                                                                                     --------------------

Commercial Banks (1.26%)
Barclays Bank PLC
5.93%, 12/31/2049 (b)(c)(f)                                         655,000                                      663,246
BOI Capital Funding No 2 LP
5.57%, 8/29/2049 (b)(c)                                             325,000                                      317,400

Commercial Banks
Commonwealth Bank of Australia
6.02%, 3/15/2036 (b)                                                350,000                                      354,102
Glitnir Banki HF
5.53%, 10/15/2008 (b)(c)                                            350,000                                      349,257
HSBC America Capital Trust I
7.81%, 12/15/2026 (b)                                               850,000                                      883,601
KeyBank NA
5.52%, 11/ 3/2009 (c)                                             1,000,000                                    1,002,132
Lloyds TSB Group PLC
6.27%, 11/14/2016 (b)                                               530,000                                      529,979
Union Planters Bank NA
5.13%, 6/15/2007                                                    335,000                                      334,694
United Overseas Bank Ltd
4.50%, 7/ 2/2013 (b)                                                170,000                                      161,643
VTB Capital SA for Vneshtorgbank
6.11%, 9/21/2007 (b)(c)                                             270,000                                      270,466
Woori Bank
6.13%, 5/ 3/2016 (b)(c)                                             355,000                                      362,093
                                                                                                     --------------------
                                                                                                               5,228,613
                                                                                                     --------------------
Commercial Services (0.12%)
Iron Mountain Inc
8.25%, 7/ 1/2011                                                    415,000                                      416,038
6.63%, 1/ 1/2016                                                    100,000                                       96,000
                                                                                                     --------------------
                                                                                                                 512,038
                                                                                                     --------------------
Computer Services (0.04%)
Sungard Data Systems Inc
9.13%, 8/15/2013                                                    150,000                                      157,500
                                                                                                     --------------------

Computer Software (0.03%)
UGS Corp
10.00%, 6/ 1/2012                                                   125,000                                      136,250
                                                                                                     --------------------

Computers - Integrated Systems (0.02%)
NCR Corp
7.13%, 6/15/2009                                                     75,000                                       76,918
                                                                                                     --------------------

Computers - Memory Devices (0.17%)
Seagate Technology HDD Holdings
6.38%, 10/ 1/2011 (f)                                               190,000                                      190,000
6.80%, 10/ 1/2016                                                   505,000                                      507,525
                                                                                                     --------------------
                                                                                                                 697,525
                                                                                                     --------------------
Consumer Products - Miscellaneous (0.16%)
American Achievement Corp
8.25%, 4/ 1/2012                                                    200,000                                      204,750
Blyth Inc
5.50%, 11/ 1/2013                                                   150,000                                      123,750
Fortune Brands Inc
5.13%, 1/15/2011                                                    335,000                                      328,732
                                                                                                     --------------------
                                                                                                                 657,232
                                                                                                     --------------------
Containers - Metal & Glass (0.27%)
Impress Holdings BV
8.51%, 9/15/2013 (b)                                                125,000                                      125,313
Owens Brockway Glass Container Inc
8.88%, 2/15/2009                                                    630,000                                      644,175
8.75%, 11/15/2012                                                   350,000                                      371,000
                                                                                                     --------------------
                                                                                                               1,140,488
                                                                                                     --------------------

Containers - Paper & Plastic (0.09%)
Intertape Polymer US Inc
8.50%, 8/ 1/2014                                                    100,000                                       90,250
Jefferson Smurfit Corp US
8.25%, 10/ 1/2012                                                   175,000                                      170,625
Plastipak Holdings Inc
8.50%, 12/15/2015 (b)                                               100,000                                      104,000
                                                                                                     --------------------
                                                                                                                 364,875
                                                                                                     --------------------
Credit Card Asset Backed Securities (2.70%)
American Express Credit Account Master Trust
5.60%, 9/15/2011 (c)                                                240,000                                      240,913
Arran
5.53%, 12/15/2010 (c)(e)                                            875,000                                      875,490
Bank One Issuance Trust
5.67%, 3/15/2012 (c)                                              1,000,000                                    1,008,036
Capital One Multi-Asset Execution Trust
5.57%, 12/15/2009 (c)                                               675,000                                      675,115
Chase Credit Card Master Trust
5.55%, 5/15/2009 (c)                                                900,000                                      900,132
5.68%, 1/17/2011 (c)(d)                                           1,125,000                                    1,130,145
5.70%, 2/15/2011 (c)                                              1,000,000                                    1,006,064
Citibank Credit Card Issuance Trust
5.70%, 6/25/2009 (c)                                              1,000,000                                    1,001,900
6.50%, 12/15/2009 (c)(d)                                          1,700,000                                    1,713,812
Citibank Credit Card Master Trust I
5.64%, 3/10/2011 (c)                                                575,000                                      577,735
First USA Credit Card Master Trust
5.71%, 4/18/2011 (c)(d)                                           1,250,000                                    1,256,227
Providian Master Note Trust
5.10%, 11/15/2012 (b)                                               800,000                                      796,717
                                                                                                     --------------------
                                                                                                              11,182,286
                                                                                                     --------------------
Cruise Lines (0.08%)
Royal Caribbean Cruises Ltd
7.00%, 10/15/2007                                                   330,000                                      332,994
                                                                                                     --------------------

Data Processing & Management (0.09%)
Dun & Bradstreet Corp
5.50%, 3/15/2011                                                    275,000                                      275,690
Fidelity National Information Services
4.75%, 9/15/2008                                                    110,000                                      106,237
                                                                                                     --------------------
                                                                                                                 381,927
                                                                                                     --------------------
Dialysis Centers (0.06%)
DaVita Inc
6.63%, 3/15/2013                                                    250,000                                      250,625
                                                                                                     --------------------

Direct Marketing (0.05%)
Visant Corp
7.63%, 10/ 1/2012                                                   225,000                                      227,812
                                                                                                     --------------------

Diversified Manufacturing Operations (0.24%)
Blount Inc
8.88%, 8/ 1/2012                                                    200,000                                      204,000
Bombardier Inc
6.75%, 5/ 1/2012 (b)                                                175,000                                      171,500
8.00%, 11/15/2014 (b)(f)                                            160,000                                      164,000
Carlisle Cos Inc
6.13%, 8/15/2016                                                    450,000                                      455,998
                                                                                                     --------------------
                                                                                                                 995,498
                                                                                                     --------------------
Diversified Minerals (0.16%)
Teck Cominco Ltd
6.13%, 10/ 1/2035                                                   300,000                                      288,232
Vale Overseas Ltd
6.25%, 1/23/2017                                                    365,000                                      366,659
                                                                                                     --------------------
                                                                                                                 654,891
                                                                                                     --------------------
Diversified Operations (0.03%)
Stripes Acquisition LLC/Susser Finance
10.63%, 12/15/2013 (b)                                              125,000                                      135,625
                                                                                                     --------------------

Diversified Operations & Commercial Services (0.04%)
Chemed Corp
8.75%, 2/24/2011                                                    150,000                                      155,250
                                                                                                     --------------------

E-Commerce - Products (0.04%)
FTD Inc
7.75%, 2/15/2014                                                    150,000                                      150,187
                                                                                                     --------------------

Electric - Distribution (0.12%)
Detroit Edison Co
5.70%, 10/ 1/2037                                                   500,000                                      481,382
                                                                                                     --------------------

Electric - Generation (0.14%)
CE Casecnan Water & Energy
11.95%, 11/15/2010                                                   93,000                                       99,975
CE Generation LLC
7.42%, 12/15/2018                                                   181,125                                      188,832
Korea East-West Power Co Ltd
4.88%, 4/21/2011 (b)                                                105,000                                      102,888
Tenaska Virginia Partners LP
6.12%, 3/30/2024 (b)                                                180,853                                      181,698
                                                                                                     --------------------
                                                                                                                 573,393
                                                                                                     --------------------
Electric - Integrated (3.15%)
AmerenUE
5.40%, 2/ 1/2016 (f)                                                320,000                                      311,317
5.10%, 10/ 1/2019                                                   340,000                                      316,192
Appalachian Power Co
5.69%, 6/29/2007 (c)                                                550,000                                      550,631
Arizona Public Service Co
6.50%, 3/ 1/2012                                                    715,000                                      738,629
5.80%, 6/30/2014 (f)                                                195,000                                      194,554
6.25%, 8/ 1/2016                                                    370,000                                      378,588
Baltimore Gas & Electric
5.90%, 10/ 1/2016 (b)                                               255,000                                      256,135
Commonwealth Edison Co
5.95%, 8/15/2016 (f)                                                270,000                                      272,972
Consumers Energy Co
4.25%, 4/15/2008                                                     80,000                                       78,782
Dayton Power & Light Co/The
5.12%, 10/ 1/2013 (c)                                               250,000                                      245,751
Dominion Resources Inc/VA
5.66%, 9/28/2007 (c)                                                325,000                                      325,129
5.95%, 6/15/2035                                                    180,000                                      176,963
DTE Energy Co
5.63%, 8/16/2007 (d)                                                575,000                                      575,179
Duquesne Light Holdings Inc
5.50%, 8/15/2015                                                    375,000                                      351,524

Electric - Integrated
Entergy Gulf States Inc
3.60%, 6/ 1/2008                                                    200,000                                      194,718
6.10%, 12/ 8/2008 (b)(c)                                            280,000                                      280,593
Exelon Corp
4.45%, 6/15/2010                                                    150,000                                      145,096
6.75%, 5/ 1/2011                                                    200,000                                      208,903
Georgia Power Co
5.55%, 2/17/2009 (c)                                              1,050,000                                    1,053,472
Indianapolis Power & Light Co
7.38%, 8/ 1/2007                                                    245,000                                      247,299
Midamerican Energy Holdings Co
4.63%, 10/ 1/2007                                                   225,000                                      223,537
3.50%, 5/15/2008                                                    150,000                                      146,255
Mirant Americas Generation LLC
8.30%, 5/ 1/2011                                                    200,000                                      205,000
Nevada Power Co
6.65%, 4/ 1/2036                                                    350,000                                      363,593
Northeast Utilities
3.30%, 6/ 1/2008                                                    160,000                                      155,350
PPL Energy Supply LLC
5.40%, 8/15/2014                                                    255,000                                      250,189
6.20%, 5/15/2016                                                    355,000                                      364,909
Puget Sound Energy Inc
3.36%, 6/ 1/2008                                                    200,000                                      194,441
Sierra Pacific Power Co
6.25%, 4/15/2012                                                    700,000                                      710,769
Southern California Edison Co
5.47%, 2/ 2/2009 (c)(d)                                             740,000                                      740,994
Southern Power Co
6.38%, 11/15/2036                                                   280,000                                      274,121
Southwestern Public Service Co
6.00%, 10/ 1/2036                                                   195,000                                      192,977
Tampa Electric Co
6.55%, 5/15/2036                                                    175,000                                      185,308
TXU Electric Delivery Co
6.38%, 5/ 1/2012                                                  1,050,000                                    1,080,875
7.25%, 1/15/2033                                                    115,000                                      129,608
TXU Energy Co LLC
6.13%, 3/15/2008 (f)                                                150,000                                      150,945
Virginia Electric & Power Co
5.38%, 2/ 1/2007                                                    500,000                                      499,900
5.40%, 1/15/2016 (f)                                                175,000                                      172,689
Xcel Energy Inc
6.50%, 7/ 1/2036 (f)                                                100,000                                      105,655
                                                                                                     --------------------
                                                                                                              13,049,542
                                                                                                     --------------------
Electronic Components - Miscellaneous (0.19%)
Communications & Power Industries Inc
8.00%, 2/ 1/2012                                                    225,000                                      228,375
Flextronics International Ltd
6.50%, 5/15/2013                                                    450,000                                      444,375
NXP BV/NXP Funding LLC
8.12%, 10/15/2013 (b)                                               125,000                                      126,875
                                                                                                     --------------------
                                                                                                                 799,625
                                                                                                     --------------------
Electronic Components - Semiconductors (0.14%)
Chartered Semiconductor Manufacturing Ltd
6.25%, 4/ 4/2013                                                    330,000                                      332,195

Electronic Components - Semiconductors
Freescale Semiconductor Inc
9.13%, 12/15/2014 (b)                                               250,000                                      248,437
                                                                                                     --------------------
                                                                                                                 580,632
                                                                                                     --------------------
Electronic Connectors (0.08%)
Thomas & Betts Corp
6.63%, 5/ 7/2008                                                    330,000                                      333,428
                                                                                                     --------------------

Export & Import Bank (0.04%)
Export-Import Bank Of Korea
4.50%, 8/12/2009                                                    180,000                                      176,430
                                                                                                     --------------------

Finance - Auto Loans (0.82%)
Ford Motor Credit Co
6.50%, 1/25/2007                                                    260,000                                      260,043
5.80%, 1/12/2009                                                    290,000                                      284,734
9.88%, 8/10/2011 (f)                                                375,000                                      401,072
9.82%, 4/15/2012 (c)                                                100,000                                      105,974
8.00%, 12/15/2016                                                   635,000                                      627,475
GMAC LLC
6.23%, 3/20/2007 (c)                                                145,000                                      145,010
6.31%, 11/30/2007                                                   200,000                                      198,749
6.88%, 9/15/2011                                                    425,000                                      435,922
6.00%, 12/15/2011                                                   355,000                                      353,456
6.75%, 12/ 1/2014 (f)                                               250,000                                      256,783
Nissan Motor Acceptance Corp
4.63%, 3/ 8/2010 (b)                                                330,000                                      320,776
                                                                                                     --------------------
                                                                                                               3,389,994
                                                                                                     --------------------
Finance - Commercial (0.63%)
Caterpillar Financial Services Corp
5.39%, 7/27/2007 (c)                                                750,000                                      750,344
5.05%, 12/ 1/2010                                                   325,000                                      323,141
CIT Group Inc
5.57%, 2/15/2007 (c)                                                525,000                                      525,149
Textron Financial Corp
5.46%, 6/ 5/2009 (c)(d)                                           1,000,000                                    1,001,146
                                                                                                     --------------------
                                                                                                               2,599,780
                                                                                                     --------------------
Finance - Consumer Loans (0.82%)
American General Finance Corp
5.65%, 8/17/2011 (c)(d)                                             500,000                                      501,639
HSBC Finance Capital Trust IX
5.91%, 11/30/2035                                                   160,000                                      160,791
HSBC Finance Corp
4.13%, 12/15/2008                                                   300,000                                      294,043
4.13%, 11/16/2009                                                   475,000                                      461,802
5.65%, 11/16/2009 (c)                                               925,000                                      930,843
7.00%, 5/15/2012                                                    150,000                                      161,728
4.75%, 7/15/2013                                                    230,000                                      223,022
SLM Corp
5.54%, 7/26/2010 (c)(d)                                             650,000                                      650,144
                                                                                                     --------------------
                                                                                                               3,384,012
                                                                                                     --------------------
Finance - Credit Card (0.32%)
Capital One Bank
5.00%, 6/15/2009                                                    555,000                                      551,845
6.50%, 6/13/2013                                                    560,000                                      590,312

Finance - Credit Card
Capital One Capital III
7.69%, 8/15/2036                                                    175,000                                      198,198
                                                                                                     --------------------
                                                                                                               1,340,355
                                                                                                     --------------------
Finance - Investment Banker & Broker (2.68%)
Bear Stearns Cos Inc/The
5.30%, 10/30/2015                                                   140,000                                      138,147
Citigroup Inc
5.00%, 9/15/2014                                                    500,000                                      488,198
5.30%, 1/ 7/2016 (f)                                                320,000                                      317,460
6.63%, 6/15/2032                                                    175,000                                      193,327
Credit Suisse USA Inc
5.61%, 1/15/2010 (c)                                                550,000                                      552,114
E*Trade Financial Corp
7.38%, 9/15/2013                                                    150,000                                      156,000
Goldman Sachs Group Inc
3.88%, 1/15/2009                                                    340,000                                      331,220
5.70%, 7/23/2009 (c)                                                500,000                                      503,202
5.57%, 3/ 2/2010 (c)(d)                                             600,000                                      601,808
5.95%, 1/15/2027                                                    120,000                                      118,574
6.45%, 5/ 1/2036                                                    800,000                                      832,330
Jefferies Group Inc
6.25%, 1/15/2036                                                    630,000                                      611,132
JPMorgan Chase & Co
5.25%, 5/ 1/2015 (f)                                              1,665,000                                    1,637,359
Lazard Group
7.13%, 5/15/2015                                                    400,000                                      414,327
Lehman Brothers Holdings Inc
5.62%, 11/10/2009 (c)                                               550,000                                      552,317
Merrill Lynch & Co Inc
5.62%, 2/ 6/2009 (c)                                                925,000                                      928,668
5.59%, 2/ 5/2010 (c)                                                400,000                                      401,428
5.77%, 7/25/2011                                                    550,000                                      562,144
Morgan Stanley
5.65%, 1/15/2010 (c)                                              1,325,000                                    1,331,917
6.75%, 4/15/2011                                                    240,000                                      253,673
5.30%, 3/ 1/2013                                                    190,000                                      189,432
                                                                                                     --------------------
                                                                                                              11,114,777
                                                                                                     --------------------
Finance - Leasing Company (0.23%)
International Lease Finance Corp
5.77%, 1/15/2010 (c)                                                550,000                                      554,405
5.63%, 9/20/2013 (f)                                                400,000                                      402,922
                                                                                                     --------------------
                                                                                                                 957,327
                                                                                                     --------------------
Finance - Mortgage Loan/Banker (3.36%)
Countrywide Financial Corp
5.64%, 12/19/2008 (c)                                               335,000                                      335,890
6.25%, 5/15/2016                                                    355,000                                      361,827
Countrywide Home Loans Inc
4.25%, 12/19/2007                                                   120,000                                      118,722
Fannie Mae
3.70%, 11/ 1/2007                                                   920,000                                      908,069
2.88%, 5/19/2008                                                    425,000                                      412,196
5.65%, 2/25/2018 (c)                                                442,523                                      443,668
5.60%, 11/25/2022 (c)                                               429,667                                      431,122
5.55%, 1/25/2023 (c)                                                621,023                                      622,316
6.25%, 5/15/2029                                                    550,000                                      625,299
7.25%, 5/15/2030                                                    960,000                                    1,224,927
5.65%, 2/25/2032 (c)                                                756,176                                      758,917

Finance - Mortgage Loan/Banker
Fannie Mae (continued)
5.60%, 3/25/2035 (c)                                                579,761                                      580,586
Fannie Mae Whole Loan
5.55%, 5/25/2035 (c)                                                735,114                                      737,646
Freddie Mac
4.75%, 5/ 6/2013                                                    625,000                                      603,918
4.63%, 5/28/2013                                                    325,000                                      313,779
5.80%, 6/15/2023 (c)                                                482,442                                      487,108
6.75%, 3/15/2031                                                  1,786,000                                    2,162,276
5.50%, 9/15/2031                                                    950,000                                      940,970
Residential Capital LLC
6.74%, 6/29/2007 (c)                                                500,000                                      502,476
5.85%, 6/ 9/2008 (d)                                                400,000                                      399,159
6.00%, 2/22/2011                                                    485,000                                      484,082
6.50%, 4/17/2013                                                    495,000                                      501,650
                                                                                                     --------------------
                                                                                                              13,956,603
                                                                                                     --------------------
Finance - Other Services (0.26%)
Alamosa Delaware Inc
11.00%, 7/31/2010                                                   285,000                                      307,967
American Real Estate Partners LP/American Real Estate Finance
Corp
8.13%, 6/ 1/2012                                                    175,000                                      180,687
Athena Neurosciences Finance LLC
7.25%, 2/21/2008                                                    325,000                                      331,500
Mizuho JGB Investment LLC
9.87%, 12/30/2025 (b)                                               250,000                                      264,929
                                                                                                     --------------------
                                                                                                               1,085,083
                                                                                                     --------------------
Financial Guarantee Insurance (0.05%)
MGIC Investment Corp
5.63%, 9/15/2011                                                    190,000                                      190,377
                                                                                                     --------------------

Food - Miscellaneous/Diversified (0.19%)
Corn Products International Inc
8.45%, 8/15/2009                                                    290,000                                      309,214
Kraft Foods Inc
6.50%, 11/ 1/2031 (f)                                               465,000                                      501,073
                                                                                                     --------------------
                                                                                                                 810,287
                                                                                                     --------------------
Food - Retail (0.58%)
Delhaize America Inc
8.13%, 4/15/2011                                                    690,000                                      744,342
Ingles Markets Inc
8.88%, 12/ 1/2011                                                   225,000                                      234,562
Kroger Co/The
7.65%, 4/15/2007 (d)                                                375,000                                      377,142
Safeway Inc
5.72%, 3/27/2009 (c)                                                525,000                                      526,433
5.80%, 8/15/2012 (f)                                                535,000                                      536,012
                                                                                                     --------------------
                                                                                                               2,418,491
                                                                                                     --------------------
Gas - Distribution (0.33%)
Sempra Energy
4.75%, 5/15/2009                                                    250,000                                      246,910
Southern California Gas Co
5.54%, 12/ 1/2009 (c)                                               600,000                                      601,218
Southern Union Co
6.15%, 8/16/2008                                                    260,000                                      261,070
7.20%, 11/ 1/2066                                                   275,000                                      271,084
                                                                                                     --------------------
                                                                                                               1,380,282
                                                                                                     --------------------

Home Equity - Other (4.75%)
ACE Securities Corp
5.58%, 3/25/2035 (c)                                                 42,287                                       42,304
5.46%, 7/25/2035 (c)                                                147,688                                      147,706
American Home Mortgage Investment Trust
5.54%, 11/25/2030 (c)(d)                                          1,214,181                                    1,214,975
Asset Backed Funding Certificates
5.61%, 2/25/2035 (c)                                                198,999                                      199,080
5.53%, 6/25/2035 (c)(d)                                           1,122,625                                    1,122,818
Asset Backed Securities Corp Home Equity
5.61%, 3/25/2035 (c)(d)                                             857,898                                      858,594
Bear Stearns Asset Backed Securities Inc
5.95%, 3/25/2034 (c)                                                584,053                                      584,061
5.54%, 3/25/2035 (c)                                                543,873                                      544,105
5.48%, 8/25/2036 (c)(d)                                           1,530,000                                    1,530,387
Citigroup Mortgage Loan Trust Inc
5.47%, 1/25/2036 (c)(d)                                           1,400,000                                    1,400,545
Countrywide Asset-Backed Certificates
6.09%, 6/25/2021 (c)                                                625,000                                      630,606
5.39%, 3/25/2036 (e)                                                750,000                                      745,048
5.51%, 8/25/2036 (e)                                                630,000                                      627,284
Financial Asset Securities Corp AAA Trust
5.62%, 2/27/2035 (b)(c)                                             100,536                                      100,584
GMAC Mortgage Corp Loan Trust
5.75%, 10/25/2036                                                   440,000                                      439,874
5.81%, 10/25/2036                                                   325,000                                      325,165
IXIS Real Estate Capital Trust
5.61%, 9/25/2035 (c)(d)                                           1,366,945                                    1,370,459
Merrill Lynch Mortgage Investors Inc
5.55%, 2/25/2036 (c)                                                474,034                                      474,463
Morgan Stanley ABS Capital I
5.57%, 12/25/2034 (c)                                                27,281                                       27,291
5.45%, 7/25/2035 (c)                                                167,416                                      167,446
New Century Home Equity Loan Trust
5.64%, 3/25/2035 (c)                                                315,466                                      315,861
5.62%, 7/25/2035 (c)                                                360,000                                      360,560
Option One Mortgage Loan Trust
5.88%, 5/25/2034 (c)                                                485,000                                      486,185
6.40%, 5/25/2034 (c)                                                485,000                                      485,007
5.65%, 11/25/2034 (c)                                                 6,868                                        6,870
5.59%, 2/25/2035 (c)                                                268,666                                      268,965
Residential Asset Securities Corp
5.94%, 12/25/2033 (c)                                               661,902                                      662,636
6.50%, 3/25/2035 (c)                                                250,000                                      251,276
5.55%, 5/25/2035 (c)                                                661,621                                      662,009
Saxon Asset Securities Trust
6.48%, 3/25/2035 (c)                                                810,000                                      811,371
Soundview Home Equity Loan Trust
5.41%, 7/25/2036 (c)(d)                                           1,350,000                                    1,350,178
Structured Asset Securities Corp
5.57%, 3/25/2035 (c)                                                116,107                                      116,122
Wells Fargo Home Equity Trust
5.64%, 10/25/2035 (b)(d)                                          1,392,672                                    1,393,856
                                                                                                     --------------------
                                                                                                              19,723,691
                                                                                                     --------------------
Hotels & Motels (0.18%)
Starwood Hotels & Resorts Worldwide Inc
7.38%, 5/ 1/2007 (d)                                                750,000                                      753,064
                                                                                                     --------------------


Independent Power Producer (0.06%)
NRG Energy Inc
7.25%, 2/ 1/2014                                                    250,000                                      251,875
                                                                                                     --------------------

Industrial Automation & Robots (0.06%)
Intermec Inc
7.00%, 3/15/2008                                                    250,000                                      251,250
                                                                                                     --------------------

Insurance Brokers (0.28%)
AON Corp
8.21%, 1/ 1/2027 (f)                                                545,000                                      629,656
Marsh & McLennan Cos Inc
5.51%, 7/13/2007 (c)                                                375,000                                      375,012
5.88%, 8/ 1/2033 (f)                                                170,000                                      154,838
                                                                                                     --------------------
                                                                                                               1,159,506
                                                                                                     --------------------
Investment Companies (0.54%)
Canadian Oil Sands Ltd
4.80%, 8/10/2009 (b)                                                600,000                                      588,642
Citadel Finance Ltd
6.25%, 12/15/2011 (b)                                               530,000                                      522,361
Xstrata Finance Canada Ltd
5.50%, 11/16/2011 (b)                                               400,000                                      399,903
5.80%, 11/15/2016 (b)                                               320,000                                      319,071
Xstrata Finance Dubai Ltd
5.72%, 11/13/2009 (b)                                               400,000                                      400,049
                                                                                                     --------------------
                                                                                                               2,230,026
                                                                                                     --------------------
Investment Management & Advisory Services (0.26%)
Ameriprise Financial Inc
5.35%, 11/15/2010                                                   225,000                                      225,501
7.52%, 6/ 1/2066 (c)(f)                                             575,000                                      631,449
Janus Capital Group Inc
5.88%, 9/15/2011                                                    215,000                                      216,361
                                                                                                     --------------------
                                                                                                               1,073,311
                                                                                                     --------------------
Life & Health Insurance (0.39%)
AmerUs Group Co
5.95%, 8/15/2015                                                    165,000                                      171,821
Cigna Corp
6.15%, 11/15/2036                                                   280,000                                      276,619
Hartford Life Global Funding Trusts
5.53%, 9/15/2009 (c)                                                950,000                                      953,071
Stancorp Financial Group Inc
6.88%, 10/ 1/2012                                                   210,000                                      221,009
                                                                                                     --------------------
                                                                                                               1,622,520
                                                                                                     --------------------
Machinery - Construction & Mining (0.10%)
Joy Global Inc
6.00%, 11/15/2016 (b)                                               200,000                                      198,805
Terex Corp
9.25%, 7/15/2011                                                    200,000                                      209,250
                                                                                                     --------------------
                                                                                                                 408,055
                                                                                                     --------------------
Machinery - Farm (0.24%)
Case New Holland Inc
9.25%, 8/ 1/2011                                                    945,000                                    1,000,519
                                                                                                     --------------------

Machinery - General Industry (0.04%)
Stewart & Stevenson LLC/Stewart & Stevenson Corp
10.00%, 7/15/2014 (b)                                               150,000                                      157,500
                                                                                                     --------------------


Machinery - Material Handling (0.04%)
Columbus McKinnon Corp/NY
8.88%, 11/ 1/2013                                                   150,000                                      158,250
                                                                                                     --------------------

Machinery Tools & Related Products (0.11%)
Kennametal Inc
7.20%, 6/15/2012                                                    425,000                                      447,561
                                                                                                     --------------------

Medical - Drugs (0.44%)
Angiotech Pharmaceuticals Inc
9.10%, 12/ 1/2013 (b)                                               340,000                                      344,250
Biovail Corp
7.88%, 4/ 1/2010                                                    330,000                                      337,012
Elan Finance PLC/Elan Finance Corp
8.88%, 12/ 1/2013 (b)                                               155,000                                      155,000
9.50%, 12/ 1/2013 (b)                                               325,000                                      322,563
Teva Pharmaceutical Finance LLC
6.15%, 2/ 1/2036                                                    170,000                                      165,176
Wyeth
6.95%, 3/15/2011                                                    470,000                                      499,155
                                                                                                     --------------------
                                                                                                               1,823,156
                                                                                                     --------------------
Medical - HMO (0.25%)
Coventry Health Care Inc
5.88%, 1/15/2012                                                    605,000                                      597,345
WellPoint Inc
5.85%, 1/15/2036                                                    450,000                                      437,151
                                                                                                     --------------------
                                                                                                               1,034,496
                                                                                                     --------------------
Medical - Hospitals (0.10%)
HCA Inc
9.25%, 11/15/2016 (b)                                               370,000                                      396,363
                                                                                                     --------------------

Medical - Wholesale Drug Distribution (0.08%)
AmerisourceBergen Corp
5.63%, 9/15/2012                                                    320,000                                      314,584
                                                                                                     --------------------

Medical Instruments (0.08%)
Boston Scientific Corp
6.00%, 6/15/2011 (f)                                                310,000                                      312,870
                                                                                                     --------------------

Medical Laboratory & Testing Service (0.07%)
Quest Diagnostics Inc
5.45%, 11/ 1/2015                                                   290,000                                      279,937
                                                                                                     --------------------

Medical Products (0.07%)
Baxter International Inc
5.90%, 9/ 1/2016                                                    300,000                                      308,185
                                                                                                     --------------------

Metal - Copper (0.06%)
Southern Copper Corp
7.50%, 7/27/2035                                                    215,000                                      233,122
                                                                                                     --------------------

Metal - Diversified (0.27%)
Falconbridge Ltd
7.25%, 7/15/2012                                                    725,000                                      780,328
5.38%, 6/ 1/2015                                                    135,000                                      132,024

Metal - Diversified
Freeport-McMoRan Copper & Gold Inc
6.88%, 2/ 1/2014                                                    200,000                                      204,000
                                                                                                     --------------------
                                                                                                               1,116,352
                                                                                                     --------------------
Metal Processors & Fabrication (0.05%)
Neenah Foundary Co
9.50%, 1/ 1/2017 (b)                                                225,000                                      226,125
                                                                                                     --------------------

Money Center Banks (0.11%)
Rabobank Capital Funding Trust
5.25%, 12/29/2049 (b)(c)                                            475,000                                      457,974
                                                                                                     --------------------

Mortgage Backed Securities (21.43%)
Adjustable Rate Mortgage Trust
5.09%, 11/25/2035 (c)                                               400,000                                      398,418
Banc of America Commercial Mortgage Inc
5.68%, 8/10/2016 (c)                                                750,000                                      766,257
5.31%, 12/10/2016                                                   765,000                                      766,761
4.86%, 7/10/2043                                                    775,000                                      750,727
4.97%, 7/10/2043                                                    365,000                                      351,556
5.33%, 9/10/2045                                                    930,000                                      932,975
Banc of America Funding Corp
5.40%, 7/20/2036 (c)(d)                                           2,049,843                                    2,046,716
Banc of America Large Loan
5.64%, 2/ 9/2021 (b)(c)                                             325,000                                      325,778
Bear Stearns Adjustable Rate Mortgage Trust
3.52%, 6/25/2034 (c)                                                295,000                                      287,607
Bear Stearns Alt-A Trust
5.48%, 11/25/2036 (d)                                               461,208                                      461,503
Bear Stearns Asset Backed Securities Inc
5.58%, 4/25/2036 (c)(d)                                           1,868,612                                    1,868,998
Bear Stearns Commercial Mortgage Securities Inc
5.67%, 6/15/2017 (b)(c)                                           1,000,000                                    1,000,206
0.53%, 5/11/2039 (b)(c)                                           2,665,814                                       50,447
3.24%, 2/11/2041                                                    315,370                                      306,338
Bear Stearns Mortgage Funding Trust
5.53%, 7/25/2036 (c)(d)(e)                                        2,215,826                                    2,215,826
Bella Vista Mortgage Trust
5.60%, 5/20/2045 (c)                                                483,151                                      484,614
Chase Commercial Mortgage Securities Corp
7.03%, 1/15/2032                                                      2,247                                        2,243
7.63%, 7/15/2032                                                    900,000                                      964,782
7.32%, 10/15/2032                                                   850,000                                      899,937
Citigroup Commercial Mortgage Trust
0.52%, 10/15/2049                                                14,040,000                                      403,102
Citigroup/Deutsche Bank Commercial Mortgage
0.45%, 10/15/2048                                                23,345,000                                      577,093
Commercial Mortgage Pass Through Certificates
5.05%, 5/10/2043 (c)                                                400,000                                      393,177
0.05%, 12/10/2046                                                12,205,000                                      153,516
5.25%, 12/10/2046                                                   685,000                                      684,221
Countrywide Alternative Loan Trust
5.60%, 5/25/2034 (c)                                                400,341                                      400,779
6.07%, 7/20/2035 (c)(e)                                             486,827                                      488,034
5.52%, 6/25/2036 (c)(d)                                           1,850,000                                    1,851,571
5.62%, 7/25/2046 (c)                                                406,575                                      407,979
Countrywide Home Loan Mortgage Pass Through Certificates
4.59%, 12/19/2033 (c)                                             1,100,000                                    1,061,586
5.52%, 4/25/2046 (c)(d)                                           1,363,948                                    1,362,457

Mortgage Backed Securities
Credit Suisse Mortgage Capital Certificates
5.83%, 6/15/2038 (c)                                              1,000,000                                    1,039,753
0.59%, 9/15/2039 (b)                                             15,250,000                                      480,229
0.06%, 12/15/2039                                                 4,095,000                                       71,982
0.67%, 12/15/2039                                                18,515,000                                      673,553
CS First Boston Mortgage Securities Corp
5.63%, 11/15/2020 (b)(c)                                            532,006                                      532,304
1.38%, 3/15/2036 (b)(c)                                           3,539,627                                       92,292
0.46%, 5/15/2036 (b)(c)                                           4,757,539                                       60,532
0.61%, 7/15/2036 (b)(c)                                           4,811,337                                      102,530
0.11%, 11/15/2037 (b)(c)                                          7,597,023                                      158,320
7.63%, 9/15/2041 (c)                                                160,000                                      170,362
CW Capital Cobalt Ltd
5.17%, 8/15/2048                                                  1,020,000                                    1,013,761
Deutsche ALT-A Securities Inc Alternate
5.53%, 4/25/2036 (c)(d)                                           1,500,000                                    1,502,227
DLJ Commercial Mortgage Corp
7.34%, 10/10/2032                                                   180,000                                      188,569
Downey Savings & Loan Association Mortgage
5.61%, 4/19/2047 (c)(d)                                           1,518,963                                    1,521,529
First Union National Bank Commercial Mortgage
8.09%, 5/17/2032                                                    275,000                                      297,786
GE Capital Commercial Mortgage Corp
0.60%, 3/10/2040 (b)(c)                                           8,208,233                                      160,548
4.98%, 5/10/2043 (c)                                              1,580,000                                    1,543,536
5.33%, 11/10/2045 (c)                                             2,500,000                                    2,511,050
GMAC Commercial Mortgage Securities Inc
0.83%, 3/10/2038 (b)(c)                                           4,066,233                                      111,144
Greenpoint Mortgage Funding Trust
5.62%, 6/25/2045 (c)                                                407,772                                      407,920
5.65%, 6/25/2045 (c)                                                391,645                                      392,965
5.66%, 10/25/2045 (c)(d)                                            444,610                                      446,477
Greenwich Capital Commercial Funding Corp
0.32%, 6/10/2036 (b)(c)                                          31,409,439                                      352,304
5.91%, 7/10/2038 (c)                                                660,000                                      689,609
GS Mortgage Securities Corp
0.65%, 11/10/2039                                                 7,473,432                                      337,986
GSR Mortgage Loan Trust
5.53%, 12/25/2035 (c)                                               404,046                                      404,195
5.61%, 8/25/2046 (c)(d)                                           2,125,307                                    2,129,400
Harborview Mortgage Loan Trust
5.59%, 3/19/2037 (c)(d)                                           1,073,738                                    1,075,155
Homebanc Mortgage Trust
5.69%, 1/25/2036 (c)(d)                                           1,861,428                                    1,867,053
HSI Asset Securitization Corp Trust
5.53%, 8/25/2035 (c)                                              1,000,000                                    1,000,316
Impac CMB Trust
6.29%, 10/25/2033 (c)                                               215,343                                      217,072
6.35%, 10/25/2033 (c)                                               181,195                                      181,294
5.84%, 10/25/2034 (c)                                               695,909                                      696,634
5.73%, 1/25/2035 (c)                                                308,294                                      308,597
5.66%, 4/25/2035 (c)                                                300,110                                      300,357
5.78%, 4/25/2035 (c)                                                293,025                                      293,708
5.65%, 8/25/2035 (c)                                                442,145                                      442,411
Indymac Index Mortgage Loan Trust
5.58%, 4/25/2035 (c)                                                337,950                                      339,189
5.68%, 4/25/2035 (c)                                                332,592                                      334,093
JP Morgan Chase Commercial Mortgage Securities
0.52%, 10/12/2035 (b)(c)                                          4,635,437                                      169,991
Mortgage Backed Securities
JP Morgan Chase Commercial Mortgage Securities (continued)
5.13%, 9/12/2037 (c)                                                275,000                                      268,235
1.12%, 1/12/2039 (b)(c)                                           3,994,378                                      135,566
0.09%, 1/15/2042 (b)(c)                                           7,857,971                                      141,567
4.78%, 7/15/2042                                                    830,000                                      796,888
5.59%, 5/12/2045 (c)                                                540,000                                      547,991
5.44%, 5/15/2045 (c)                                                930,000                                      933,044
5.30%, 5/15/2047                                                  1,025,000                                    1,024,826
JP Morgan Mortgage Trust
4.95%, 11/25/2035 (c)                                             1,100,000                                    1,097,845
5.32%, 4/25/2036 (c)                                                668,680                                      667,449
5.85%, 6/25/2036 (c)                                                976,593                                      976,298
5.99%, 6/25/2036 (c)                                                346,491                                      346,928
5.98%, 8/25/2036 (c)                                              1,575,000                                    1,602,348
6.00%, 8/25/2036 (c)                                                729,733                                      727,571
5.58%, 10/25/2036                                                 1,685,000                                    1,678,641
LB-UBS Commercial Mortgage Trust
5.74%, 6/15/2032                                                    701,034                                      710,152
0.60%, 3/15/2034 (b)(c)                                           2,355,288                                       29,216
0.26%, 3/15/2036 (b)(c)                                           2,818,194                                       79,725
1.15%, 3/15/2036 (b)(c)                                           2,503,545                                       76,911
0.69%, 8/15/2036 (b)(c)                                           3,752,222                                       79,905
5.90%, 6/15/2038 (c)                                                535,000                                      559,610
5.41%, 9/15/2039 (c)                                                235,000                                      235,554
Merrill Lynch Mortgage Trust
5.78%, 8/12/2016                                                    830,000                                      854,893
5.62%, 5/12/2039                                                    795,000                                      808,033
5.66%, 5/12/2039 (c)                                              1,020,000                                    1,048,422
0.53%, 2/12/2042 (c)                                             19,959,127                                      294,559
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.46%, 7/12/2046 (c)                                                500,000                                      501,681
0.05%, 12/12/2049                                                 7,075,000                                      105,572
5.11%, 12/12/2049                                                   795,000                                      788,977
Morgan Stanley Capital I
5.51%, 8/15/2019 (b)(c)(d)                                          765,000                                      765,315
7.11%, 4/15/2033                                                    110,000                                      114,211
1.02%, 1/13/2041 (b)(c)                                           2,597,556                                       92,811
5.54%, 5/24/2043 (b)(c)(d)(e)                                     1,200,000                                    1,198,734
0.04%, 12/15/2043 (b)                                             8,720,000                                      118,537
5.73%, 8/25/2046 (c)(d)(e)                                        1,500,000                                    1,496,719
Morgan Stanley Dean Witter Capital I
0.72%, 4/15/2034 (b)(c)                                           2,908,626                                       47,844
Nomura Asset Acceptance Corp
5.70%, 2/25/2035 (c)                                                396,321                                      396,933
Sequoia Mortgage Trust
5.58%, 2/20/2035 (c)                                                338,487                                      338,401
Specialty Underwriting & Residential Finance
5.86%, 2/25/2035 (c)                                                460,000                                      461,892
5.58%, 12/25/2035 (c)(d)                                            531,312                                      531,525
5.58%, 3/25/2036 (c)                                                700,000                                      701,062
Structured Adjustable Rate Mortgage Loan Trust
4.68%, 7/25/2034 (c)                                              1,200,000                                    1,175,709
5.60%, 3/25/2035 (c)                                                400,956                                      401,111
5.25%, 12/25/2035                                                   505,383                                      500,583
5.25%, 2/25/2036 (c)                                                684,973                                      680,320
Structured Asset Securities Corp
5.50%, 6/25/2036 (c)                                              1,000,000                                    1,000,894
Wachovia Bank Commercial Mortgage Trust
5.58%, 1/15/2018 (b)(c)                                              60,824                                       60,828
Mortgage Backed Securities
Wachovia Bank Commercial Mortgage Trust (continued)
0.20%, 11/15/2035 (b)                                            15,621,735                                      176,530
0.44%, 10/15/2041 (b)(c)                                         17,647,637                                      293,388
0.27%, 3/15/2042 (b)(c)                                          28,245,710                                      331,285
4.94%, 4/15/2042                                                  1,300,000                                    1,265,242
5.80%, 7/15/2045                                                  1,000,000                                    1,028,957
WAMU Alternative Mortgage Pass-Through Certificates
5.57%, 2/25/2036 (c)                                                364,739                                      365,698
5.63%, 6/25/2046 (c)(d)                                           2,035,681                                    2,038,484
Washington Mutual Asset Securities Corp
3.83%, 1/25/2035 (b)                                                647,165                                      624,815
Washington Mutual Inc
5.67%, 12/25/2027 (c)                                               730,630                                      730,945
3.97%, 3/25/2033                                                    366,226                                      360,659
3.80%, 6/25/2034 (c)                                                745,000                                      719,266
4.67%, 5/25/2035 (c)                                                260,000                                      255,821
6.09%, 9/25/2036                                                    368,178                                      368,521
5.79%, 7/25/2044 (c)                                                314,587                                      316,999
5.66%, 1/25/2045 (c)                                                375,992                                      376,666
5.88%, 1/25/2045 (c)                                                648,209                                      650,299
5.58%, 4/25/2045 (c)                                                208,633                                      209,186
5.62%, 4/25/2045 (c)                                                208,633                                      209,331
5.64%, 7/25/2045 (c)                                                523,746                                      525,511
5.60%, 11/25/2045 (c)                                               556,660                                      558,158
5.73%, 11/25/2045 (c)(d)                                          2,300,000                                    2,311,781
Wells Fargo Mortgage Backed Securities
4.19%, 3/25/2035 (c)                                                694,258                                      682,359
                                                                                                     --------------------
                                                                                                              88,885,674
                                                                                                     --------------------
Multi-Line Insurance (0.65%)
ACE Ltd
6.00%, 4/ 1/2007                                                    200,000                                      200,207
AXA SA
6.46%, 12/14/2018 (b)                                               175,000                                      172,785
6.38%, 12/14/2045 (b)                                               175,000                                      172,789
CNA Financial Corp
6.00%, 8/15/2011                                                    375,000                                      381,122
Genworth Financial Inc
6.15%, 11/15/2066                                                   260,000                                      259,634
Hartford Financial Services Group Inc
5.25%, 10/15/2011                                                   235,000                                      234,478
5.95%, 10/15/2036                                                   165,000                                      165,666
ING Groep NV
5.78%, 12/ 8/2035                                                   625,000                                      618,454
Metlife Inc
6.40%, 12/15/2036                                                   490,000                                      492,257
                                                                                                     --------------------
                                                                                                               2,697,392
                                                                                                     --------------------
Multimedia (0.97%)
CanWest MediaWorks Inc
8.00%, 9/15/2012                                                    150,000                                      156,563
News America Inc
6.63%, 1/ 9/2008                                                    255,000                                      257,775
4.75%, 3/15/2010 (f)                                                 95,000                                       93,350
6.20%, 12/15/2034                                                    80,000                                       77,217
6.40%, 12/15/2035                                                   175,000                                      173,851
Time Warner Entertainment Co LP
8.38%, 3/15/2023                                                    470,000                                      551,385
Time Warner Inc
6.15%, 5/ 1/2007                                                    575,000                                      576,133

Multimedia
Time Warner Inc (continued)
5.61%, 11/13/2009 (d)                                               200,000                                      200,130
5.50%, 11/15/2011                                                   320,000                                      319,181
6.50%, 11/15/2036                                                   240,000                                      238,878
Viacom Inc
5.74%, 6/16/2009                                                    200,000                                      200,337
5.75%, 4/30/2011                                                    225,000                                      225,115
Walt Disney Co
5.38%, 6/ 1/2007                                                    200,000                                      200,134
5.45%, 9/10/2009 (c)(d)                                             775,000                                      775,808
                                                                                                     --------------------
                                                                                                               4,045,857
                                                                                                     --------------------
Music (0.03%)
WMG Acquisition Corp
7.38%, 4/15/2014                                                    125,000                                      123,750
                                                                                                     --------------------

Mutual Insurance (0.04%)
Liberty Mutual Group Inc
7.50%, 8/15/2036 (b)(f)                                             165,000                                      180,522
                                                                                                     --------------------

Non-Ferrous Metals (0.10%)
Corp Nacional del Cobre de Chile - CODELCO
6.15%, 10/24/2036 (b)(f)                                            270,000                                      276,511
PNA Group Inc
10.75%, 9/ 1/2016 (b)                                               125,000                                      129,219
                                                                                                     --------------------
                                                                                                                 405,730
                                                                                                     --------------------
Non-Hazardous Waste Disposal (0.17%)
Allied Waste North America Inc
9.25%, 9/ 1/2012                                                    175,000                                      185,937
Oakmont Asset Trust
4.51%, 12/22/2008 (b)                                               315,000                                      307,491
WCA Waste Corp
9.25%, 6/15/2014                                                    200,000                                      209,000
                                                                                                     --------------------
                                                                                                                 702,428
                                                                                                     --------------------
Office Automation & Equipment (0.12%)
Xerox Corp
6.40%, 3/15/2016                                                    200,000                                      204,250
6.75%, 2/ 1/2017                                                    285,000                                      297,825
                                                                                                     --------------------
                                                                                                                 502,075
                                                                                                     --------------------
Office Furnishings - Original (0.05%)
Steelcase Inc
6.50%, 8/15/2011                                                    210,000                                      213,314
                                                                                                     --------------------

Oil - Field Services (0.51%)
BJ Services Co
5.54%, 6/ 1/2008 (c)(d)                                             750,000                                      750,220
Hanover Equipment Trust
8.75%, 9/ 1/2011                                                    650,000                                      677,625
Smith International Inc
6.00%, 6/15/2016 (f)                                                365,000                                      371,300
Weatherford International Ltd
6.50%, 8/ 1/2036                                                    300,000                                      301,161
                                                                                                     --------------------
                                                                                                               2,100,306
                                                                                                     --------------------
Oil & Gas Drilling (0.27%)
Transocean Inc
5.57%, 9/ 5/2008 (c)(d)                                           1,125,000                                    1,125,678
                                                                                                     --------------------


Oil Company - Exploration & Production (1.14%)
Anadarko Petroleum Corp
5.76%, 9/15/2009 (c)                                                575,000                                      577,345
6.45%, 9/15/2036                                                    485,000                                      490,091
Chesapeake Energy Corp
7.50%, 9/15/2013                                                    200,000                                      208,250
7.75%, 1/15/2015                                                    350,000                                      364,437
Compton Petroleum Finance Corp
7.63%, 12/ 1/2013                                                   225,000                                      217,125
Newfield Exploration Co
7.45%, 10/15/2007                                                   550,000                                      556,187
6.63%, 9/ 1/2014                                                    365,000                                      365,000
Nexen Inc
5.05%, 11/20/2013                                                   525,000                                      506,703
7.88%, 3/15/2032                                                    125,000                                      148,698
PetroHawk Energy Corp
9.13%, 7/15/2013                                                    100,000                                      105,000
Stone Energy Corp
8.12%, 7/15/2010 (b)(c)                                             250,000                                      247,500
Swift Energy Co
9.38%, 5/ 1/2012                                                    175,000                                      184,625
XTO Energy Inc
6.25%, 4/15/2013                                                     90,000                                       92,832
5.65%, 4/ 1/2016                                                    280,000                                      276,803
6.10%, 4/ 1/2036                                                    390,000                                      380,608
                                                                                                     --------------------
                                                                                                               4,721,204
                                                                                                     --------------------
Oil Company - Integrated (0.37%)
Husky Energy Inc
6.15%, 6/15/2019                                                    255,000                                      257,018
Occidental Petroleum Corp
4.00%, 11/30/2007                                                   170,000                                      168,207
Petrobras International Finance Co
9.13%, 2/ 1/2007                                                    200,000                                      200,500
8.38%, 12/10/2018                                                   260,000                                      310,050
Petro-Canada
5.95%, 5/15/2035                                                    465,000                                      440,932
Petronas Capital Ltd
7.88%, 5/22/2022 (b)                                                125,000                                      153,832
                                                                                                     --------------------
                                                                                                               1,530,539
                                                                                                     --------------------
Oil Field Machinery & Equipment (0.12%)
Cameron International Corp
2.65%, 4/15/2007                                                    350,000                                      347,155
Complete Production Services Inc
8.00%, 12/15/2016 (b)                                               140,000                                      143,500
                                                                                                     --------------------
                                                                                                                 490,655
                                                                                                     --------------------
Oil Refining & Marketing (0.69%)
Enterprise Products Operating LP
4.00%, 10/15/2007                                                   365,000                                      360,535
6.38%, 2/ 1/2013                                                    150,000                                      154,109
Giant Industries Inc
11.00%, 5/15/2012                                                   393,000                                      421,492
Premcor Refining Group Inc/The
9.25%, 2/ 1/2010                                                    515,000                                      538,618
6.75%, 2/ 1/2011                                                    550,000                                      571,185
9.50%, 2/ 1/2013                                                    365,000                                      394,228
Tesoro Corp
6.25%, 11/ 1/2012                                                   420,000                                      417,900
                                                                                                     --------------------
                                                                                                               2,858,067
                                                                                                     --------------------

Paper & Related Products (0.11%)
Celulosa Arauco y Constitucion SA
5.13%, 7/ 9/2013                                                    105,000                                      101,488
Georgia-Pacific Corp
7.00%, 1/15/2015 (b)                                                200,000                                      199,500
Neenah Paper Inc
7.38%, 11/15/2014                                                   150,000                                      143,250
                                                                                                     --------------------
                                                                                                                 444,238
                                                                                                     --------------------
Pharmacy Services (0.25%)
Medco Health Solutions Inc
7.25%, 8/15/2013                                                    610,000                                      654,761
Omnicare Inc
6.75%, 12/15/2013                                                    65,000                                       64,188
6.88%, 12/15/2015                                                   325,000                                      320,937
                                                                                                     --------------------
                                                                                                               1,039,886
                                                                                                     --------------------
Physician Practice Management (0.08%)
US Oncology Inc
9.00%, 8/15/2012                                                    100,000                                      105,500
10.75%, 8/15/2014                                                   200,000                                      221,000
                                                                                                     --------------------
                                                                                                                 326,500
                                                                                                     --------------------
Pipelines (1.29%)
Boardwalk Pipelines LLC
5.50%, 2/ 1/2017                                                    165,000                                      158,941
Buckeye Partners LP
4.63%, 7/15/2013                                                    325,000                                      302,956
El Paso Corp
7.63%, 8/16/2007                                                    300,000                                      303,750
Enbridge Energy Partners LP
4.00%, 1/15/2009                                                    105,000                                      101,760
5.95%, 6/ 1/2033                                                    375,000                                      346,224
Energy Transfer Partners LP
6.63%, 10/15/2036                                                   155,000                                      159,599
Holly Energy Partners LP
6.25%, 3/ 1/2015                                                    150,000                                      142,500
Kinder Morgan Finance Co ULC
5.35%, 1/ 5/2011                                                    190,000                                      185,311
Kinder Morgan Inc
6.50%, 9/ 1/2012                                                    400,000                                      401,896
National Fuel Gas Co
5.25%, 3/ 1/2013                                                    190,000                                      185,827
Northwest Pipeline Corp
8.13%, 3/ 1/2010                                                    250,000                                      260,312
ONEOK Partners LP
5.90%, 4/ 1/2012                                                    375,000                                      379,264
6.65%, 10/ 1/2036                                                   345,000                                      352,877
Pacific Energy
6.25%, 9/15/2015                                                    445,000                                      435,050
Plains All American Pipeline LP
6.70%, 5/15/2036                                                    350,000                                      360,019
Southern Natural Gas Co
8.88%, 3/15/2010                                                    350,000                                      367,181
TEPPCO Partners LP
7.63%, 2/15/2012                                                    605,000                                      650,511
Texas Eastern Transmission LP
5.25%, 7/15/2007                                                    240,000                                      239,346
                                                                                                     --------------------
                                                                                                               5,333,324
                                                                                                     --------------------

Poultry (0.04%)
Pilgrim's Pride Corp
9.63%, 9/15/2011                                                    150,000                                      156,750
                                                                                                     --------------------

Precious Metals (0.21%)
Barrick Gold Finance Co
7.50%, 5/ 1/2007                                                    850,000                                      855,781
                                                                                                     --------------------

Printing - Commercial (0.09%)
Cadmus Communications Corp
8.38%, 6/15/2014                                                    150,000                                      149,250
Sheridan Group Inc/The
10.25%, 8/15/2011                                                   200,000                                      208,000
                                                                                                     --------------------
                                                                                                                 357,250
                                                                                                     --------------------
Property & Casualty Insurance (0.32%)
Ace INA Holdings Inc
6.70%, 5/15/2036                                                    195,000                                      209,754
Arch Capital Group Ltd
7.35%, 5/ 1/2034                                                    305,000                                      336,432
Markel Corp
6.80%, 2/15/2013                                                    200,000                                      207,675
St Paul Travelers Cos Inc/The
5.75%, 3/15/2007                                                    575,000                                      575,573
                                                                                                     --------------------
                                                                                                               1,329,434
                                                                                                     --------------------
Publishing - Newspapers (0.04%)
Block Communications Inc
8.25%, 12/15/2015 (b)                                               175,000                                      174,562
                                                                                                     --------------------

Publishing - Periodicals (0.23%)
Dex Media East LLC/Dex Media East Finance Co
9.88%, 11/15/2009                                                   100,000                                      104,750
12.13%, 11/15/2012                                                  495,000                                      545,119
Dex Media Inc
0.00%, 11/15/2013 (a)(c)                                            150,000                                      133,875
Dex Media West LLC/Dex Media Finance Co
8.50%, 8/15/2010                                                    150,000                                      155,812
                                                                                                     --------------------
                                                                                                                 939,556
                                                                                                     --------------------
Quarrying (0.05%)
Compass Minerals International Inc
0.00%, 6/ 1/2013 (a)(c)                                             200,000                                      190,500
                                                                                                     --------------------

Real Estate Magagement & Services (0.14%)
EOP Operating LP
5.88%, 1/15/2013                                                    235,000                                      246,304
4.75%, 3/15/2014                                                    350,000                                      346,720
                                                                                                     --------------------
                                                                                                                 593,024
                                                                                                     --------------------
Real Estate Operator & Developer (0.03%)
Duke Realty LP
5.63%, 8/15/2011                                                    135,000                                      135,785
                                                                                                     --------------------

Recreational Centers (0.06%)
AMF Bowling Worldwide Inc
10.00%, 3/ 1/2010                                                   225,000                                      233,156
                                                                                                     --------------------

Regional Banks (0.96%)
Capital One Financial Corp
5.67%, 9/10/2009 (d)                                                750,000                                      753,388

Regional Banks
Capital One Financial Corp (continued)
5.70%, 9/15/2011                                                    310,000                                      314,595
4.80%, 2/21/2012                                                    100,000                                       97,231
5.50%, 6/ 1/2015                                                    150,000                                      149,897
6.15%, 9/ 1/2016                                                    190,000                                      196,500
NB Capital Trust
7.83%, 12/15/2026                                                   700,000                                      728,338
SunTrust Preferred Capital I
5.85%, 12/31/2049                                                   275,000                                      277,099
Wachovia Corp
5.63%, 12/15/2008                                                   600,000                                      602,938
6.38%, 2/ 1/2009                                                    150,000                                      152,583
Wells Fargo & Co
3.12%, 8/15/2008                                                    225,000                                      217,313
Wells Fargo Capital X
5.95%, 12/15/2036 (f)                                               515,000                                      504,745
                                                                                                     --------------------
                                                                                                               3,994,627
                                                                                                     --------------------
Reinsurance (0.42%)
Endurance Specialty Holdings Ltd
7.00%, 7/15/2034                                                    480,000                                      493,352
PartnerRe Finance II
6.44%, 12/ 1/2066                                                   255,000                                      255,943
Platinum Underwriters Finance Inc
7.50%, 6/ 1/2017                                                    500,000                                      527,288
Transatlantic Holdings Inc
5.75%, 12/14/2015                                                   450,000                                      448,119
                                                                                                     --------------------
                                                                                                               1,724,702
                                                                                                     --------------------
REITS - Apartments (0.14%)
AvalonBay Communities Inc
5.50%, 1/15/2012                                                    345,000                                      347,096
United Dominion Realty Trust Inc
6.50%, 6/15/2009                                                    235,000                                      241,563
                                                                                                     --------------------
                                                                                                                 588,659
                                                                                                     --------------------
REITS - Diversified (0.43%)
iStar Financial Inc
6.61%, 3/12/2007 (c)                                                425,000                                      425,917
5.70%, 9/15/2009 (b)(c)                                             425,000                                      425,251
5.65%, 9/15/2011                                                    350,000                                      349,235
5.15%, 3/ 1/2012                                                    275,000                                      267,447
5.95%, 10/15/2013 (b)                                               300,000                                      301,511
                                                                                                     --------------------
                                                                                                               1,769,361
                                                                                                     --------------------
REITS - Healthcare (0.26%)
Health Care Property Investors Inc
5.81%, 9/15/2008 (c)(d)                                             450,000                                      449,528
5.65%, 12/15/2013                                                   525,000                                      517,923
Nationwide Health Properties Inc
6.50%, 7/15/2011                                                    115,000                                      117,498
                                                                                                     --------------------
                                                                                                               1,084,949
                                                                                                     --------------------
REITS - Hotels (0.07%)
Hospitality Properties Trust
6.30%, 6/15/2016                                                    290,000                                      296,773
                                                                                                     --------------------

REITS - Office Property (0.41%)
Brandywine Operating Partnership LP/PA
5.82%, 4/ 1/2009 (c)                                                525,000                                      525,000
5.63%, 12/15/2010                                                   375,000                                      376,366

REITS - Office Property
Crescent Real Estate Equities LP
7.50%, 9/15/2007                                                    240,000                                      240,900
HRPT Properties Trust
5.96%, 3/16/2011 (c)                                                575,000                                      575,197
                                                                                                     --------------------
                                                                                                               1,717,463
                                                                                                     --------------------
REITS - Regional Malls (0.39%)
Simon Property Group LP
6.38%, 11/15/2007 (d)                                               750,000                                      755,777
4.60%, 6/15/2010                                                    115,000                                      112,162
5.60%, 9/ 1/2011 (f)                                                415,000                                      418,344
5.75%, 5/ 1/2012                                                    325,000                                      328,332
                                                                                                     --------------------
                                                                                                               1,614,615
                                                                                                     --------------------
REITS - Shopping Centers (0.05%)
Federal Realty Investment Trust
6.20%, 1/15/2017                                                    185,000                                      190,820
                                                                                                     --------------------

REITS - Warehouse & Industrial (0.24%)
Prologis
5.62%, 8/24/2009 (c)(d)                                           1,000,000                                    1,001,107
                                                                                                     --------------------

Rental - Auto & Equipment (0.34%)
Avis Budget Car Rental LLC/Avis Budget Finance Inc
7.75%, 5/15/2016 (b)                                                100,000                                       96,500
Erac USA Finance Co
5.63%, 4/30/2009 (b)(d)                                             725,000                                      726,404
5.62%, 8/28/2009 (b)(c)(d)                                          375,000                                      375,644
United Rentals North America Inc
6.50%, 2/15/2012                                                    200,000                                      197,500
                                                                                                     --------------------
                                                                                                               1,396,048
                                                                                                     --------------------
Retail - Auto Parts (0.12%)
PEP Boys-Manny Moe & Jack
4.25%, 6/ 1/2007                                                    410,000                                      405,900
7.50%, 12/15/2014                                                   125,000                                      114,219
                                                                                                     --------------------
                                                                                                                 520,119
                                                                                                     --------------------
Retail - Automobile (0.19%)
Asbury Automotive Group Inc
9.00%, 6/15/2012                                                    100,000                                      104,500
Autonation Inc
7.37%, 4/15/2013                                                    250,000                                      251,250
United Auto Group Inc
9.63%, 3/15/2012                                                    275,000                                      289,094
7.75%, 12/15/2016 (b)                                               150,000                                      150,750
                                                                                                     --------------------
                                                                                                                 795,594
                                                                                                     --------------------
Retail - Building Products (0.29%)
Home Depot Inc
5.49%, 12/16/2009 (d)                                               400,000                                      399,971
5.25%, 12/16/2013                                                   495,000                                      491,318
5.88%, 12/16/2036                                                   330,000                                      323,837
                                                                                                     --------------------
                                                                                                               1,215,126
                                                                                                     --------------------
Retail - Drug Store (0.04%)
Rite Aid Corp
9.50%, 2/15/2011                                                    150,000                                      156,938
                                                                                                     --------------------

Retail - Propane Distribution (0.10%)
Amerigas Partners LP
7.25%, 5/20/2015                                                    175,000                                      177,188

Retail - Propane Distribution
Inergy LP/Inergy Finance Corp
6.88%, 12/15/2014                                                   225,000                                      221,063
                                                                                                     --------------------
                                                                                                                 398,250
                                                                                                     --------------------
Retail - Regional Department Store (0.13%)
JC Penney Corp Inc
8.13%, 4/ 1/2027                                                    530,000                                      544,977
                                                                                                     --------------------

Retail - Restaurants (0.02%)
Landry's Restaurants Inc
7.50%, 12/15/2014                                                   100,000                                       97,750
                                                                                                     --------------------

Rubber - Tires (0.06%)
Goodyear Tire & Rubber Co/The
8.63%, 12/ 1/2011 (b)                                               225,000                                      232,313
                                                                                                     --------------------

Satellite Telecommunications (0.22%)
Intelsat Bermuda Ltd
9.25%, 6/15/2016 (b)                                                100,000                                      107,500
Intelsat Corp
6.38%, 1/15/2008                                                    600,000                                      600,000
Intelsat Subsidiary Holding Co Ltd
10.48%, 1/15/2012 (c)                                               200,000                                      201,750
                                                                                                     --------------------
                                                                                                                 909,250
                                                                                                     --------------------
Savings & Loans - Thrifts (0.38%)
Washington Mutual Bank/Henderson NV
5.65%, 8/15/2014                                                    325,000                                      325,450
6.75%, 5/20/2036 (f)                                                225,000                                      241,618
Washington Mutual Inc
5.67%, 1/15/2010 (c)                                              1,000,000                                    1,004,396
                                                                                                     --------------------
                                                                                                               1,571,464
                                                                                                     --------------------
Schools (0.03%)
Knowledge Learning Corp Inc
7.75%, 2/ 1/2015 (b)                                                150,000                                      143,625
                                                                                                     --------------------

Sovereign (0.32%)
Mexico Government International Bond
6.07%, 1/13/2009 (c)                                                385,000                                      388,465
8.00%, 9/24/2022                                                    200,000                                      244,400
8.30%, 8/15/2031                                                    315,000                                      402,727
South Africa Government International Bond
6.50%, 6/ 2/2014 (f)                                                280,000                                      294,350
                                                                                                     --------------------
                                                                                                               1,329,942
                                                                                                     --------------------
Special Purpose Entity (1.37%)
ABX Financing Co
5.75%, 10/15/2016 (b)                                               430,000                                      427,616
6.35%, 10/15/2036 (b)                                               340,000                                      338,337
BAE Systems Holdings Inc
6.40%, 12/15/2011 (b)                                               525,000                                      542,910
5.20%, 8/15/2015 (b)                                                575,000                                      547,710
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp
0.00%, 10/ 1/2014 (a)(c)                                            225,000                                      193,500
Hexion US Finance Corp/Hexion Nova Scotia Finance ULC
9.75%, 11/15/2014 (b)                                               100,000                                      101,375
Idearc Inc
8.00%, 11/15/2016 (b)                                               200,000                                      203,000

Special Purpose Entity
John Hancock Global Funding II
5.54%, 4/ 3/2009 (b)(c)                                             950,000                                      952,486
MBIA Global Funding LLC
5.35%, 2/20/2007 (b)(c)                                             750,000                                      750,031
Regency Energy Partners
8.38%, 12/15/2013 (b)                                               480,000                                      481,200
SMFG Preferred Capital USD 1 Ltd
6.08%, 12/29/2049 (b)                                               535,000                                      531,153
Swiss Re Capital I LP
6.85%, 5/29/2049 (b)(c)(f)                                          400,000                                      419,640
Universal City Development Partners
11.75%, 4/ 1/2010                                                   200,000                                      214,250
                                                                                                     --------------------
                                                                                                               5,703,208
                                                                                                     --------------------
Specified Purpose Acquisition (0.03%)
Basell AF SCA
8.38%, 8/15/2015 (b)                                                120,000                                      123,300
                                                                                                     --------------------

Supranational Bank (0.12%)
Corp Andina de Fomento
5.73%, 1/26/2007 (c)                                                500,000                                      500,098
                                                                                                     --------------------

Telecommunication Services (0.39%)
Mastec Inc
7.75%, 2/ 1/2008 (f)                                                350,000                                      349,125
TELUS Corp
7.50%, 6/ 1/2007                                                    290,000                                      292,146
Verizon Global Funding Corp
5.50%, 8/15/2007 (c)                                                325,000                                      325,000
7.75%, 12/ 1/2030                                                   395,000                                      463,326
West Corp
9.50%, 10/15/2014 (b)                                               200,000                                      200,000
                                                                                                     --------------------
                                                                                                               1,629,597
                                                                                                     --------------------
Telephone - Integrated (1.31%)
AT&T Corp
7.30%, 11/15/2011 (c)                                               375,000                                      406,004
AT&T Inc
5.58%, 11/14/2008 (c)(d)                                            525,000                                      526,529
British Telecommunications PLC
8.63%, 12/15/2010                                                   490,000                                      546,845
Deutsche Telekom International Finance BV
5.55%, 3/23/2009 (c)                                                700,000                                      701,081
France Telecom SA
7.75%, 3/ 1/2011 (c)                                                690,000                                      751,598
KT Corp
4.88%, 7/15/2015 (b)                                                170,000                                      162,196
Sprint Nextel Corp
6.00%, 12/ 1/2016                                                   525,000                                      511,679
Telecom Italia Capital SA
5.85%, 2/ 1/2011 (c)                                                200,000                                      198,957
5.98%, 7/18/2011 (c)(d)                                             450,000                                      449,329
Telefonica Emisiones SAU
5.66%, 6/19/2009 (c)                                                450,000                                      450,548
5.98%, 6/20/2011                                                    290,000                                      295,199
7.05%, 6/20/2036                                                    160,000                                      169,947
Telefonos de Mexico SA de CV
4.50%, 11/19/2008                                                   170,000                                      166,934

Telephone - Integrated
Verizon Communications Inc
5.35%, 2/15/2011                                                    100,000                                      100,162
                                                                                                     --------------------
                                                                                                               5,437,008
                                                                                                     --------------------
Television (0.31%)
British Sky Broadcasting Group PLC
6.88%, 2/23/2009                                                    375,000                                      386,041
CBS Corp
5.63%, 5/ 1/2007 (d)                                                750,000                                      750,386
Videotron Ltee
6.88%, 1/15/2014                                                    150,000                                      150,938
                                                                                                     --------------------
                                                                                                               1,287,365
                                                                                                     --------------------
Textile - Home Furnishings (0.03%)
Mohawk Industries Inc
6.50%, 4/15/2007                                                    135,000                                      135,317
                                                                                                     --------------------

Theaters (0.04%)
AMC Entertainment Inc
9.62%, 8/15/2010 (c)                                                150,000                                      155,063
                                                                                                     --------------------

Tobacco (0.05%)
Reynolds American Inc
7.25%, 6/ 1/2013                                                    200,000                                      207,899
                                                                                                     --------------------

Transport - Equipment & Leasing (0.02%)
Greenbrier Cos Inc
8.38%, 5/15/2015                                                    100,000                                      101,750
                                                                                                     --------------------

Transport - Rail (0.14%)
Burlington Northern Santa Fe Corp
6.20%, 8/15/2036                                                    450,000                                      463,629
Union Pacific Corp
4.70%, 1/ 2/2024                                                    112,490                                      107,230
                                                                                                     --------------------
                                                                                                                 570,859
                                                                                                     --------------------
Transport - Services (0.10%)
CHC Helicopter Corp
7.38%, 5/ 1/2014                                                    125,000                                      120,469
FedEx Corp
3.50%, 4/ 1/2009                                                    145,000                                      139,264
Ryder System Inc
5.95%, 5/ 2/2011                                                    170,000                                      171,918
                                                                                                     --------------------
                                                                                                                 431,651
                                                                                                     --------------------
Travel Services (0.08%)
Travelport Ltd
9.88%, 9/ 1/2014 (b)                                                125,000                                      125,625
Worldspan LP/WS Financing Corp
11.62%, 2/15/2011                                                   200,000                                      206,000
                                                                                                     --------------------
                                                                                                                 331,625
                                                                                                     --------------------
Venture Capital (0.05%)
Arch Western Finance LLC
6.75%, 7/ 1/2013                                                    200,000                                      198,500
                                                                                                     --------------------

Vitamins & Nutrition Products (0.02%)
NBTY Inc
7.13%, 10/ 1/2015                                                   100,000                                       98,000
                                                                                                     --------------------


Wire & Cable Products (0.05%)
Superior Essex Communications LLC/Essex Group Inc
9.00%, 4/15/2012                                                    200,000                                      208,000
                                                                                                     --------------------
TOTAL BONDS                                                                                       $          333,725,171
                                                                                                     --------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (50.77%) Federal Home Loan
Mortgage Corporation (FHLMC) (14.18%)
5.00%, 1/ 1/2022 (g)                                              1,510,000                                    1,483,104
5.00%, 1/ 1/2037 (g)                                              6,560,000                                    6,328,353
5.50%, 1/ 1/2037 (g)                                             23,535,000                                   23,270,231
6.00%, 1/ 1/2037 (g)                                              9,830,000                                    9,900,658
6.50%, 1/ 1/2037 (g)                                              1,025,000                                    1,043,899
5.00%, 2/ 1/2037 (g)                                              1,000,000                                      964,688
5.50%, 3/ 1/2009                                                     67,075                                       67,538
6.50%, 4/ 1/2016                                                     64,613                                       66,147
5.50%, 4/ 1/2018                                                    811,966                                      813,346
5.00%, 5/ 1/2018                                                  2,672,135                                    2,633,313
5.50%, 6/ 1/2024                                                  3,348,272                                    3,332,708
6.50%, 3/ 1/2029                                                     49,719                                       51,009
6.50%, 5/ 1/2029                                                     72,442                                       74,277
7.00%, 12/ 1/2029                                                   156,439                                      161,218
7.50%, 4/ 1/2030                                                     54,110                                       56,317
7.00%, 6/ 1/2030                                                     11,356                                       11,688
7.50%, 9/ 1/2030                                                     22,720                                       23,646
8.00%, 9/ 1/2030                                                     93,678                                       98,446
7.00%, 12/ 1/2030                                                    17,977                                       18,503
7.00%, 1/ 1/2031                                                     40,036                                       41,207
7.00%, 2/ 1/2031                                                     18,720                                       19,267
6.00%, 3/ 1/2031                                                    110,730                                      111,886
7.50%, 3/ 1/2031                                                    116,526                                      121,278
6.00%, 4/ 1/2031                                                     15,626                                       15,789
6.50%, 4/ 1/2031                                                     40,905                                       41,864
7.00%, 6/ 1/2031                                                     14,607                                       15,026
7.00%, 12/ 1/2031                                                   159,870                                      164,447
6.50%, 2/ 1/2032                                                     82,785                                       84,727
6.50%, 5/ 1/2032                                                    294,574                                      301,192
6.00%, 6/ 1/2032                                                    413,233                                      417,269
6.00%, 10/ 1/2032                                                   307,821                                      310,827
5.50%, 3/ 1/2033                                                  1,862,332                                    1,844,518
5.50%, 4/ 1/2033                                                  2,016,187                                    1,996,902
6.00%, 8/ 1/2036                                                    396,996                                      399,932
6.50%, 11/ 1/2036                                                   988,685                                    1,007,017
4.17%, 2/ 1/2034 (c)                                                 42,295                                       42,841
4.69%, 8/ 1/2035 (c)                                                447,889                                      441,904
5.02%, 9/ 1/2035                                                  1,059,234                                    1,058,305
                                                                                                     --------------------
                                                                                                              58,835,287
                                                                                                     --------------------
Federal National Mortgage Association (FNMA) (14.31%)
5.00%, 1/ 1/2022 (g)                                              5,145,000                                    5,056,568
5.50%, 1/ 1/2022 (g)                                              1,000,000                                      999,688
5.00%, 1/ 1/2037 (g)                                             12,875,000                                   12,428,392
5.50%, 1/ 1/2037 (g)                                              5,745,000                                    5,676,778
6.00%, 1/ 1/2037 (g)                                             11,000,000                                   11,072,182
6.50%, 1/ 1/2037 (g)                                              5,240,000                                    5,338,250
6.00%, 5/ 1/2009                                                     47,133                                       47,175
6.00%, 7/ 1/2009                                                    167,563                                      167,828
6.50%, 12/ 1/2010                                                    51,332                                       51,880
5.50%, 6/ 1/2019                                                    247,177                                      247,355
5.50%, 7/ 1/2019                                                    367,408                                      367,673
5.50%, 8/ 1/2019                                                    356,240                                      356,497
5.50%, 10/ 1/2019                                                 1,124,645                                    1,125,455

Federal National Mortgage Association (FNMA)
6.00%, 10/ 1/2021                                                 2,109,324                                    2,139,031
5.50%, 12/ 1/2022                                                   564,753                                      562,171
6.00%, 5/ 1/2031                                                     53,397                                       53,920
6.50%, 8/ 1/2031                                                    142,388                                      145,771
7.00%, 9/ 1/2031                                                     49,577                                       51,016
7.00%, 2/ 1/2032                                                     83,868                                       86,274
6.50%, 3/ 1/2032                                                     53,733                                       55,009
7.00%, 5/ 1/2032                                                    202,297                                      208,100
6.00%, 8/ 1/2032                                                     11,268                                       11,371
5.50%, 7/ 1/2033                                                  3,825,734                                    3,786,735
4.23%, 6/ 1/2034 (c)                                                287,898                                      283,638
3.67%, 7/ 1/2034 (c)                                                 24,051                                       24,047
4.36%, 7/ 1/2034 (c)                                                162,688                                      160,690
4.31%, 12/ 1/2034 (c)                                               451,789                                      445,821
4.60%, 3/ 1/2035 (c)                                                477,800                                      473,652
5.09%, 8/ 1/2035                                                    952,196                                      952,403
5.72%, 2/ 1/2036 (c)                                                289,935                                      290,873
6.73%, 3/ 1/2036 (c)                                              1,720,321                                    1,755,997
5.00%, 4/ 1/2036                                                  2,708,331                                    2,615,549
6.00%, 5/ 1/2036                                                    276,554                                      278,427
5.79%, 6/ 1/2036 (c)(e)                                             147,389                                      147,350
6.00%, 7/ 1/2036                                                    635,258                                      639,559
6.50%, 8/ 1/2036                                                  1,215,244                                    1,238,157
                                                                                                     --------------------
                                                                                                              59,341,282
                                                                                                     --------------------
Government National Mortgage Association (GNMA) (2.90%)
5.00%, 1/ 1/2037 (g)                                              3,075,000                                    2,989,478
5.50%, 1/ 1/2037 (g)                                              2,040,000                                    2,029,800
7.50%, 5/15/2029                                                    155,551                                      162,306
8.00%, 12/15/2030                                                    38,375                                       40,662
7.00%, 3/15/2031                                                     60,766                                       62,798
6.50%, 12/15/2032                                                 2,226,408                                    2,287,402
6.00%, 12/15/2033                                                   227,123                                      230,511
6.50%, 3/20/2028                                                     38,950                                       39,933
6.00%, 7/20/2028                                                    180,504                                      183,019
6.00%, 11/20/2028                                                   221,020                                      224,100
6.00%, 1/20/2029                                                    235,494                                      238,733
6.50%, 5/20/2029                                                     30,612                                       31,370
6.00%, 7/20/2029                                                     44,941                                       45,559
5.50%, 12/20/2033                                                 1,465,088                                    1,456,075
5.50%, 5/20/2035                                                    207,309                                      205,844
6.00%, 12/20/2036                                                 1,800,000                                    1,820,598
                                                                                                     --------------------
                                                                                                              12,048,188
                                                                                                     --------------------
U.S. Treasury (17.89%)
4.50%, 2/15/2009 (f)                                              3,500,000                                    3,478,807
3.63%, 7/15/2009 (f)                                              5,725,000                                    5,574,049
4.88%, 8/15/2009 (f)                                             11,449,975                                   11,484,416
3.50%, 2/15/2010 (f)                                              7,650,000                                    7,381,057
5.00%, 2/15/2011 (f)                                              3,200,000                                    3,240,000
4.88%, 2/15/2012 (f)                                              2,950,000                                    2,976,966
4.38%, 8/15/2012 (f)                                              4,750,000                                    4,681,719
4.25%, 8/15/2013 (f)                                              5,800,000                                    5,654,548
4.00%, 2/15/2014 (f)                                              2,725,000                                    2,608,444
4.75%, 5/15/2014 (f)                                              1,250,000                                    1,253,222
4.25%, 11/15/2014 (f)                                             5,050,000                                    4,898,894
7.25%, 5/15/2016 (f)                                              1,475,000                                    1,753,349
7.50%, 11/15/2016 (f)                                             2,840,000                                    3,451,043
8.13%, 8/15/2019 (f)                                              2,350,000                                    3,070,237
6.25%, 8/15/2023 (f)                                              2,755,000                                    3,171,049

U.S. Treasury
6.00%, 2/15/2026 (f)                                              2,075,000                                    2,353,343
6.75%, 8/15/2026                                                    750,000                                      922,558
6.25%, 5/15/2030 (f)                                              5,245,000                                    6,248,106
                                                                                                     --------------------
                                                                                                              74,201,807
                                                                                                     --------------------
U.S. Treasury Inflation-Indexed Obligations (1.49%)
4.25%, 1/15/2010                                                  3,178,516                                    3,345,388
2.00%, 1/15/2014 (f)                                              2,921,475                                    2,837,938
                                                                                                     --------------------
                                                                                                               6,183,326
                                                                                                     --------------------
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS                                             $          210,609,890
                                                                                                     --------------------
SHORT TERM INVESTMENTS (4.53%)
Commercial Paper (4.53%)
Harsco Corp
5.42%, 1/ 2/2007 (d)                                              1,500,000                                    1,499,774
Investment in Joint Trading Account; HSBC Funding
5.28%, 1/ 2/2007                                                 17,316,657                                   17,316,657
                                                                                                     --------------------
                                                                                                              18,816,431
                                                                                                     --------------------
TOTAL SHORT TERM INVESTMENTS                                                                      $           18,816,431
                                                                                                     --------------------
MONEY MARKET FUNDS (5.33%)
Money Center Banks (5.33%)
BNY Institutional Cash Reserve Fund (d)                          22,105,000                                   22,105,000
                                                                                                     --------------------
TOTAL MONEY MARKET FUNDS                                                                          $           22,105,000
                                                                                                     --------------------
Total Investments                                                                                 $          585,257,006
Liabilities in Excess of Other Assets, Net - (41.08)%                                                      (170,423,527)
                                                                                                     --------------------
TOTAL NET ASSETS - 100.00%                                                                        $          414,833,479
                                                                                                     ====================
                                                                                                     --------------------

                                                                                                     ====================


(a)  Non-Income Producing Security

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $36,074,528 or 8.70% of net assets.


(c)  Variable Rate

(d)  Security was purchased with the cash proceeds from securities loans.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $11,023,330 or 2.66% of net assets.

(f)  Security or a portion of the security was on loan at the end of the period.

(g) Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements.


Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                           $            2,848,912
Unrealized Depreciation                                                                                      (4,895,737)
                                                                                                     --------------------
Net Unrealized Appreciation (Depreciation)                                                                   (2,046,825)
Cost for federal income tax purposes                                                                         587,303,831


                              SCHEDULE OF CREDIT DEFAULT SWAP AGREEMENTS
                                                                                                         Unrealized
                                                                  Notional                              Appreciation/
Description                                                        Amount                              (Depreciation)
------------------------------------------------ --------------- ----------- ----------------------- --------------------
Buy protection for CDX7 HY Index and pay quarterly 3.25% to       2,500,000                       $             (62,535)
Lehman Brothers.  Expires December 2011. (e)


Buy protection for CDX7 HY Index and pay quarterly 3.25% to       2,500,000                                     (62,535)
Merrill Lynch.  Expires December 2011. (e)


                               SCHEDULE OF TOTAL RETURN SWAP AGREEMENTS
                                                                                                         Unrealized
                                                                  Notional                              Appreciation/
Description                                                        Amount                              (Depreciation)
------------------------------------------------ --------------- ----------- ----------------------- --------------------
Receive a monthly return equal to a 4.50% 15 year Fannie Mae
Obligation and pay monthly a floating rate based on               8,578,415                       $             (30,741)
1-month LIBOR less 40 basis points with UBS AG.  Expires March
2007.


Receive a monthly return equal to the Lehman ERISA Eligible
CMBS Index and pay monthly a floating rate based on               4,000,000                                     (46,835)
1-month LIBOR less 10 basis points with Wachovia Bank.
Expires April 2007.


Receive a monthly return equal to the Lehman ERISA Eligible
CMBS Index and pay monthly a floating rate based on               5,000,000                                     (58,885)
1-month LIBOR less 5 basis points with Wachovia Bank.  Expires
May 2007.



Portfolio Summary (unaudited)
--------------------------------------------------- ------------------------ ----------------------- --------------------
Sector                                                                                                           Percent
--------------------------------------------------- ------------------------ ----------------------- --------------------
Mortgage Securities                                                                                               53.79%
Financial                                                                                                         25.15%
Government                                                                                                        21.37%
Asset Backed Securities                                                                                           14.16%
Communications                                                                                                     5.56%
Energy                                                                                                             4.48%
Consumer, Non-cyclical                                                                                             4.07%
Utilities                                                                                                          3.79%
Industrial                                                                                                         3.34%
Consumer, Cyclical                                                                                                 2.76%
Basic Materials                                                                                                    1.94%
Technology                                                                                                         0.61%
Diversified                                                                                                        0.06%
Liabilities in Excess of Other Assets, Net                                                                     (-41.08%)
                                                                                                     --------------------
TOTAL NET ASSETS                                                                                                 100.00%
                                                                                                     ====================

Other Assets Summary (unaudited)
--------------------------------------------------- ------------------------ ----------------------- --------------------
Asset Type                                                                                                       Percent
--------------------------------------------------- ------------------------ ----------------------- --------------------
Credit Default Swaps                                                                                               0.03%
Total Return Swaps                                                                                                 0.03%


Schedule of Investments
December 31, 2006
Capital Value Account

                                                                       Shares
                                                                        Held                                   Value
                                                                     ----------- ---------------------- --------------------
COMMON STOCKS (99.62%)
Advertising Agencies (0.32%)
Omnicom Group Inc                                                         9,020                      $              942,951
                                                                                                        --------------------

Aerospace & Defense (1.05%)
General Dynamics Corp                                                    27,460                                   2,041,651
Lockheed Martin Corp                                                     11,230                                   1,033,946
                                                                                                        --------------------
                                                                                                                  3,075,597
                                                                                                        --------------------
Aerospace & Defense Equipment (0.36%)
United Technologies Corp                                                 16,700                                   1,044,084
                                                                                                        --------------------

Apparel Manufacturers (0.31%)
VF Corp                                                                  11,010                                     903,701
                                                                                                        --------------------

Beverages - Non-Alcoholic (0.65%)
Coca-Cola Co/The                                                         39,310                                   1,896,707
                                                                                                        --------------------

Brewery (0.63%)
Anheuser-Busch Cos Inc                                                   37,240                                   1,832,208
                                                                                                        --------------------

Cable TV (1.17%)
Comcast Corp (a)(b)                                                      53,900                                   2,281,587
DIRECTV Group Inc/The (a)(b)                                             45,830                                   1,143,000
                                                                                                        --------------------
                                                                                                                  3,424,587
                                                                                                        --------------------
Chemicals - Diversified (0.44%)
Celanese Corp (a)                                                        39,200                                   1,014,496
Dow Chemical Co/The                                                       7,200                                     287,568
                                                                                                        --------------------
                                                                                                                  1,302,064
                                                                                                        --------------------
Chemicals - Specialty (0.36%)
Albemarle Corp                                                           14,844                                   1,065,799
                                                                                                        --------------------

Commercial Banks (2.05%)
East West Bancorp Inc                                                    21,000                                     743,820
M&T Bank Corp (a)                                                         6,600                                     806,256
Marshall & Ilsley Corp                                                   29,100                                   1,400,001
Regions Financial Corp                                                   48,130                                   1,800,062
Zions Bancorporation                                                     15,100                                   1,244,844
                                                                                                        --------------------
                                                                                                                  5,994,983
                                                                                                        --------------------
Commercial Services (0.26%)
Convergys Corp (b)                                                       31,800                                     756,204
                                                                                                        --------------------

Computers (1.33%)
Hewlett-Packard Co                                                       69,730                                   2,872,179
International Business Machines Corp                                     10,400                                   1,010,360
                                                                                                        --------------------
                                                                                                                  3,882,539
                                                                                                        --------------------
Computers - Integrated Systems (0.28%)
NCR Corp (b)                                                             19,400                                     829,544
                                                                                                        --------------------

Computers - Peripheral Equipment (0.24%)
Lexmark International Inc (b)                                             9,688                                     709,162
                                                                                                        --------------------

Containers - Paper & Plastic (0.56%)
Bemis Co                                                                 25,100                                     852,898
Sonoco Products Co                                                       20,900                                     795,454
                                                                                                        --------------------
                                                                                                                  1,648,352
                                                                                                        --------------------
Cosmetics & Toiletries (2.32%)
Colgate-Palmolive Co                                                     16,340                                   1,066,022
Procter & Gamble Co                                                      89,120                                   5,727,742
                                                                                                        --------------------
                                                                                                                  6,793,764
                                                                                                        --------------------
Data Processing & Management (0.18%)
Global Payments Inc                                                      11,300                                     523,190
                                                                                                        --------------------

Diversified Manufacturing Operations (3.72%)
Carlisle Cos Inc                                                          6,700                                     525,950
Crane Co (a)                                                             16,100                                     589,904
Dover Corp                                                               12,940                                     634,319
Eaton Corp                                                               12,200                                     916,708
General Electric Co                                                     195,229                                   7,264,471
Parker Hannifin Corp                                                     12,320                                     947,161
                                                                                                        --------------------
                                                                                                                 10,878,513
                                                                                                        --------------------
Electric - Integrated (4.99%)
Allegheny Energy Inc (a)(b)                                              20,470                                     939,778
Centerpoint Energy Inc (a)                                               83,613                                   1,386,303
Duke Energy Corp                                                         13,700                                     454,977
Exelon Corp                                                              17,700                                   1,095,453
FirstEnergy Corp                                                         31,780                                   1,913,474
Great Plains Energy Inc                                                  30,200                                     960,360
Northeast Utilities                                                      52,500                                   1,478,400
OGE Energy Corp                                                          28,230                                   1,129,200
PG&E Corp                                                                37,530                                   1,776,295
Public Service Enterprise Group Inc                                      26,177                                   1,737,629
Xcel Energy Inc (a)                                                      75,103                                   1,731,875
                                                                                                        --------------------
                                                                                                                 14,603,744
                                                                                                        --------------------
Electronic Components - Semiconductors (0.30%)
LSI Logic Corp (a)(b)                                                    96,200                                     865,800
                                                                                                        --------------------

Engines - Internal Combustion (0.23%)
Cummins Inc (a)                                                           5,653                                     668,072
                                                                                                        --------------------

Enterprise Software & Services (0.21%)
BEA Systems Inc (a)(b)                                                   47,800                                     601,324
                                                                                                        --------------------

Finance - Investment Banker & Broker (10.72%)
Bear Stearns Cos Inc/The                                                  9,580                                   1,559,432
Citigroup Inc (c)                                                       185,174                                  10,314,192
Goldman Sachs Group Inc                                                   8,380                                   1,670,553
JPMorgan Chase & Co                                                     156,580                                   7,562,814
Lehman Brothers Holdings Inc                                             32,014                                   2,500,934
Merrill Lynch & Co Inc                                                   38,950                                   3,626,245
Morgan Stanley                                                           50,500                                   4,112,215
                                                                                                        --------------------
                                                                                                                 31,346,385
                                                                                                        --------------------
Finance - Mortgage Loan/Banker (0.73%)
Fannie Mae                                                               19,042                                   1,130,904
IndyMac Bancorp Inc (a)                                                  22,100                                     998,036
                                                                                                        --------------------
                                                                                                                  2,128,940
                                                                                                        --------------------
Financial Guarantee Insurance (0.95%)
AMBAC Financial Group Inc                                                 8,900                                     792,723
PMI Group Inc/The                                                        24,100                                   1,136,797
Financial Guarantee Insurance
Radian Group Inc                                                         15,820                                     852,856
                                                                                                        --------------------
                                                                                                                  2,782,376
                                                                                                        --------------------
Food - Miscellaneous/Diversified (1.16%)
Campbell Soup Co                                                         20,200                                     785,578
General Mills Inc                                                        30,200                                   1,739,520
HJ Heinz Co                                                              19,576                                     881,116
                                                                                                        --------------------
                                                                                                                  3,406,214
                                                                                                        --------------------
Food - Retail (0.40%)
Kroger Co/The                                                            51,000                                   1,176,570
                                                                                                        --------------------

Gas - Distribution (0.61%)
Atmos Energy Corp (a)                                                    30,628                                     977,339
Nicor Inc                                                                17,400                                     814,320
                                                                                                        --------------------
                                                                                                                  1,791,659
                                                                                                        --------------------
Health Care Cost Containment (0.25%)
McKesson Corp                                                            14,320                                     726,024
                                                                                                        --------------------

Hotels & Motels (0.22%)
Starwood Hotels & Resorts Worldwide Inc                                  10,400                                     650,000
                                                                                                        --------------------

Human Resources (0.25%)
Manpower Inc                                                              9,700                                     726,821
                                                                                                        --------------------

Independent Power Producer (0.26%)
Dynegy Inc (b)                                                          105,800                                     765,992
                                                                                                        --------------------

Industrial Gases (0.59%)
Air Products & Chemicals Inc                                             16,300                                   1,145,564
Airgas Inc                                                               14,300                                     579,436
                                                                                                        --------------------
                                                                                                                  1,725,000
                                                                                                        --------------------
Instruments - Controls (0.44%)
Thermo Fisher Scientific Inc (b)                                         28,700                                   1,299,823
                                                                                                        --------------------

Instruments - Scientific (0.33%)
Applera Corp - Applied Biosystems Group                                  26,500                                     972,285
                                                                                                        --------------------

Life & Health Insurance (1.06%)
Cigna Corp                                                                9,330                                   1,227,548
Lincoln National Corp                                                    28,310                                   1,879,784
                                                                                                        --------------------
                                                                                                                  3,107,332
                                                                                                        --------------------
Machinery - Construction & Mining (0.42%)
Terex Corp (b)                                                           19,040                                   1,229,603
                                                                                                        --------------------

Medical - Drugs (5.00%)
Abbott Laboratories                                                      24,579                                   1,197,243
King Pharmaceuticals Inc (a)(b)                                          35,930                                     572,006
Merck & Co Inc                                                           89,820                                   3,916,152
Pfizer Inc                                                              263,060                                   6,813,254
Wyeth                                                                    41,700                                   2,123,364
                                                                                                        --------------------
                                                                                                                 14,622,019
                                                                                                        --------------------
Medical - Wholesale Drug Distribution (0.33%)
AmerisourceBergen Corp (a)                                               21,565                                     969,562
                                                                                                        --------------------


Metal - Diversified (0.38%)
Freeport-McMoRan Copper & Gold Inc                                       19,790                                   1,102,897
                                                                                                        --------------------

Multi-Line Insurance (5.14%)
Allstate Corp/The                                                        43,600                                   2,838,796
American Financial Group Inc/OH                                          22,350                                     802,589
American International Group Inc (a)                                     63,580                                   4,556,143
Assurant Inc                                                             21,810                                   1,205,002
Genworth Financial Inc                                                   33,490                                   1,145,693
Hartford Financial Services Group Inc                                    22,700                                   2,118,137
Metlife Inc                                                              40,000                                   2,360,400
                                                                                                        --------------------
                                                                                                                 15,026,760
                                                                                                        --------------------
Multimedia (2.76%)
McGraw-Hill Cos Inc/The                                                  13,500                                     918,270
News Corp                                                                85,400                                   1,834,392
Time Warner Inc                                                          93,720                                   2,041,222
Walt Disney Co                                                           95,460                                   3,271,414
                                                                                                        --------------------
                                                                                                                  8,065,298
                                                                                                        --------------------
Non-Hazardous Waste Disposal (0.52%)
Republic Services Inc                                                    14,400                                     585,648
Waste Management Inc                                                     25,600                                     941,312
                                                                                                        --------------------
                                                                                                                  1,526,960
                                                                                                        --------------------
Oil - Field Services (0.28%)
Tidewater Inc (a)                                                        16,947                                     819,557
                                                                                                        --------------------

Oil Company - Integrated (12.93%)
Chevron Corp                                                            101,608                                   7,471,236
ConocoPhillips                                                           81,589                                   5,870,329
Exxon Mobil Corp (c)                                                    249,139                                  19,091,522
Marathon Oil Corp                                                        28,870                                   2,670,475
Occidental Petroleum Corp                                                55,452                                   2,707,721
                                                                                                        --------------------
                                                                                                                 37,811,283
                                                                                                        --------------------
Oil Field Machinery & Equipment (0.45%)
Cameron International Corp (a)(b)                                        11,100                                     588,855
National Oilwell Varco Inc (a)(b)                                        11,814                                     722,781
                                                                                                        --------------------
                                                                                                                  1,311,636
                                                                                                        --------------------
Oil Refining & Marketing (0.21%)
Frontier Oil Corp                                                        21,200                                     609,288
                                                                                                        --------------------

Pharmacy Services (0.40%)
Medco Health Solutions Inc (b)                                           21,700                                   1,159,648
                                                                                                        --------------------

Pipelines (0.38%)
Questar Corp                                                             13,382                                   1,111,375
                                                                                                        --------------------

Property & Casualty Insurance (2.24%)
Chubb Corp                                                               36,630                                   1,938,093
Philadelphia Consolidated Holding Co (b)                                 15,460                                     688,898
Safeco Corp                                                              14,300                                     894,465
St Paul Travelers Cos Inc/The                                            43,500                                   2,335,515
WR Berkley Corp                                                          20,525                                     708,318
                                                                                                        --------------------
                                                                                                                  6,565,289
                                                                                                        --------------------
Regional Banks (10.00%)
Bank of America Corp (c)                                                200,030                                  10,679,602
Comerica Inc                                                             28,500                                   1,672,380
Keycorp (a)                                                              50,960                                   1,938,009
National City Corp (a)                                                   43,000                                   1,572,080
Regional Banks
US Bancorp                                                              105,730                                   3,826,368
Wachovia Corp                                                            79,411                                   4,522,456
Wells Fargo & Co                                                        141,780                                   5,041,697
                                                                                                        --------------------
                                                                                                                 29,252,592
                                                                                                        --------------------
REITS - Apartments (1.41%)
Archstone-Smith Trust                                                    19,000                                   1,105,990
AvalonBay Communities Inc                                                10,180                                   1,323,909
Camden Property Trust (a)                                                12,200                                     900,970
Essex Property Trust Inc                                                  6,080                                     785,840
                                                                                                        --------------------
                                                                                                                  4,116,709
                                                                                                        --------------------
REITS - Healthcare (0.35%)
Ventas Inc                                                               24,300                                   1,028,376
                                                                                                        --------------------

REITS - Hotels (0.28%)
Hospitality Properties Trust (a)                                         17,100                                     812,763
                                                                                                        --------------------

REITS - Office Property (0.54%)
Boston Properties Inc                                                    14,257                                   1,595,073
                                                                                                        --------------------

REITS - Regional Malls (0.49%)
Simon Property Group Inc (a)                                             14,060                                   1,424,137
                                                                                                        --------------------

REITS - Shopping Centers (0.54%)
Federal Realty Invs Trust                                                 8,900                                     756,500
Regency Centers Corp                                                     10,400                                     812,968
                                                                                                        --------------------
                                                                                                                  1,569,468
                                                                                                        --------------------
Retail - Apparel & Shoe (0.52%)
AnnTaylor Stores Corp (b)                                                15,380                                     505,079
Nordstrom Inc                                                            20,540                                   1,013,444
                                                                                                        --------------------
                                                                                                                  1,518,523
                                                                                                        --------------------
Retail - Major Department Store (0.30%)
JC Penney Co Inc                                                         11,440                                     884,998
                                                                                                        --------------------

Retail - Office Supplies (0.18%)
Office Depot Inc (a)(b)                                                  13,700                                     522,929
                                                                                                        --------------------

Retail - Regional Department Store (0.67%)
Dillard's Inc                                                            19,400                                     678,418
Federated Department Stores Inc                                          33,600                                   1,281,168
                                                                                                        --------------------
                                                                                                                  1,959,586
                                                                                                        --------------------
Retail - Restaurants (1.20%)
McDonald's Corp (a)                                                      79,229                                   3,512,222
                                                                                                        --------------------

Savings & Loans - Thrifts (0.24%)
Washington Mutual Inc                                                    15,270                                     694,632
                                                                                                        --------------------

Steel - Producers (1.21%)
Carpenter Technology Corp (a)                                             7,500                                     768,900
Nucor Corp                                                               32,360                                   1,768,798
Steel Dynamics Inc                                                       30,581                                     992,353
                                                                                                        --------------------
                                                                                                                  3,530,051
                                                                                                        --------------------
Telecommunication Equipment (0.19%)
Harris Corp                                                              11,900                                     545,734
                                                                                                        --------------------


Telecommunication Services (0.42%)
Embarq Corp                                                              23,200                                   1,219,392
                                                                                                        --------------------

Telephone - Integrated (5.85%)
AT&T Inc                                                                155,421                                   5,556,301
BellSouth Corp                                                           94,320                                   4,443,415
Qwest Communications International Inc (a)(b)                           193,141                                   1,616,590
Sprint Nextel Corp                                                       15,391                                     290,736
Verizon Communications Inc                                              140,182                                   5,220,378
                                                                                                        --------------------
                                                                                                                 17,127,420
                                                                                                        --------------------
Tobacco (2.54%)
Altria Group Inc                                                         56,831                                   4,877,237
Loews Corp - Carolina Group                                              18,300                                   1,184,376
Reynolds American Inc (a)                                                20,760                                   1,359,157
                                                                                                        --------------------
                                                                                                                  7,420,770
                                                                                                        --------------------
Tools - Hand Held (0.37%)
Snap-On Inc                                                              22,900                                   1,090,956
                                                                                                        --------------------

Toys (0.49%)
Mattel Inc                                                               63,100                                   1,429,846
                                                                                                        --------------------

Wireless Equipment (0.46%)
Motorola Inc                                                             65,924                                   1,355,397
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $          291,391,059
                                                                                                        --------------------
                                                                     Principal
                                                                       Amount                                  Value
                                                                     ----------- ---------------------- --------------------
SHORT TERM INVESTMENTS (0.20%)
Commercial Paper (0.20%)
Investment in Joint Trading Account; HSBC Funding
5.28%, 1/ 2/2007                                                        595,436                                     595,436
                                                                                                        --------------------
TOTAL SHORT TERM INVESTMENTS                                                                         $              595,436
                                                                                                        --------------------
MONEY MARKET FUNDS (8.99%)
Money Center Banks (8.99%)
BNY Institutional Cash Reserve Fund (d)                              26,285,000                                  26,285,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $           26,285,000
                                                                                                        --------------------
Total Investments                                                                                    $          318,271,495
Liabilities in Excess of Other Assets, Net - (8.81)%                                                           (25,768,308)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $          292,503,187
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Security or a portion of the security was on loan at the end of the period.

(b)  Non-Income Producing Security

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $25,188,500 or 8.61% of net assets.

(d)  Security was purchased with the cash proceeds from securities loans.


Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $           54,891,834
Unrealized Depreciation                                                                                         (1,881,358)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                       53,010,476
Cost for federal income tax purposes                                                                            265,261,019



                                      SCHEDULE OF FUTURES CONTRACTS
                                                                                  Current                   Unrealized
                                                           Number                 Market                   Appreciation/
                                       of
Type                                                       Contracts               Value                  (Depreciation)
---------------------------------------------------------- --------- ---------------------------------- --------------------
Buy:
Russell 1000; March 2007                                      1                               $387,800             $(1,450)


Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Sector                                                                                                              Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Financial                                                                                                            45.92%
Energy                                                                                                               14.25%
Consumer, Non-cyclical                                                                                               14.18%
Communications                                                                                                       11.17%
Industrial                                                                                                            8.01%
Utilities                                                                                                             5.87%
Consumer, Cyclical                                                                                                    3.89%
Basic Materials                                                                                                       2.98%
Technology                                                                                                            2.54%
Liabilities in Excess of Other Assets, Net                                                                         (-8.81%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================

Other Assets Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Asset Type                                                                                                          Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Futures                                                                                                               0.13%


Schedule of Investments
December 31, 2006
Diversified International Account

                                                                       Shares
                                                                        Held                                   Value
                                                                     ----------- ---------------------- --------------------
COMMON STOCKS (98.31%)
Advanced Materials & Products (0.01%)
Ohara Inc                                                                   500                      $               23,150
                                                                                                        --------------------

Advertising Services (0.31%)
Aegis Group Plc                                                         463,787                                   1,271,321
                                                                                                        --------------------

Aerospace & Defense (0.00%)
Rolls-Royce Group PLC - B Shares                                      6,773,205                                      13,262
                                                                                                        --------------------

Agricultural Chemicals (0.01%)
Incitec Pivot Ltd                                                         1,691                                      47,065
                                                                                                        --------------------

Agricultural Operations (0.06%)
Astra Agro Lestari Tbk PT                                               172,500                                     241,674
Provimi SA                                                                  337                                      14,458
                                                                                                        --------------------
                                                                                                                    256,132
                                                                                                        --------------------
Airlines (0.39%)
Air France-KLM                                                           26,977                                   1,135,630
Deutsche Lufthansa AG                                                     5,009                                     137,730
Jazz Air Income Fund                                                      2,651                                      19,414
Korean Air Lines Co Ltd                                                   5,141                                     195,962
Thai Airways International Public Ltd (a)(b)                             81,700                                     101,981
                                                                                                        --------------------
                                                                                                                  1,590,717
                                                                                                        --------------------
Airport Development & Maintenance (0.03%)
Grupo Aeroportuario ADR (b)(c)                                            5,168                                     115,040
                                                                                                        --------------------

Apparel Manufacturers (0.08%)
Adolfo Dominguez                                                            248                                      15,364
China Ting Group Holdings Ltd                                            46,000                                      11,591
Gildan Activewear (b)                                                     1,273                                      59,483
Valentino Fashion Group SpA (c)                                           1,304                                      53,361
Youngone Corp                                                            34,560                                     193,982
                                                                                                        --------------------
                                                                                                                    333,781
                                                                                                        --------------------
Appliances (0.01%)
AFG Arboinia - Forster Holding                                               22                                       8,739
Schulthess Group                                                             47                                      33,673
                                                                                                        --------------------
                                                                                                                     42,412
                                                                                                        --------------------
Applications Software (0.15%)
Infosys Technologies Ltd ADR                                              6,203                                     338,436
Infosys Technologies Ltd                                                  1,068                                      54,095
Micro Focus International PLC                                             1,199                                       4,895
NSD CO LTD                                                                1,000                                      31,763
SimCorp A/S                                                                 150                                      36,884
Tata Consultancy Services Ltd                                             5,573                                     153,868
                                                                                                        --------------------
                                                                                                                    619,941
                                                                                                        --------------------
Athletic Footwear (0.01%)
Puma AG Rudolf Dassler Sport                                                152                                      59,395
                                                                                                        --------------------

Audio & Video Products (0.02%)
Canon Electronics Inc (c)                                                 1,895                                      65,907

Audio & Video Products
D&M Holdings Inc                                                          5,462                                      20,746
Loewe AG (b)                                                                287                                       5,474
                                                                                                        --------------------
                                                                                                                     92,127
                                                                                                        --------------------
Auto - Car & Light Trucks (2.18%)
Bayerische Motoren Werke AG                                              29,207                                   1,680,978
Denway Motors Ltd                                                       468,000                                     189,527
Honda Motor Co Ltd (c)                                                   18,000                                     710,895
Hyundai Motor Co                                                          1,797                                     130,234
Suzuki Motor Corp                                                        41,300                                   1,166,069
Toyota Motor Corp                                                        75,033                                   5,018,803
                                                                                                        --------------------
                                                                                                                  8,896,506
                                                                                                        --------------------
Auto - Medium & Heavy Duty Trucks (0.06%)
Mahindra & Mahindra Ltd                                                  11,604                                     238,176
                                                                                                        --------------------

Auto/Truck Parts & Equipment - Original (0.45%)
Brembo SpA                                                                2,263                                      27,632
Denso Corp                                                               39,700                                   1,574,589
Eagle Industry Co Ltd                                                     3,441                                      31,546
FCC Co Ltd                                                                1,203                                      29,013
Futaba Industrial Co Ltd (c)                                              3,487                                      85,120
Nippon Seiki Co Ltd                                                       1,512                                      35,448
Nissin Kogyo Co Ltd                                                       2,741                                      70,480
Pacific Industrial Co Ltd                                                 1,000                                       6,403
                                                                                                        --------------------
                                                                                                                  1,860,231
                                                                                                        --------------------
Auto/Truck Parts & Equipment - Replacement (0.00%)
Geely Automobile Holdings Ltd                                            95,000                                       9,404
                                                                                                        --------------------

Batteries & Battery Systems (0.04%)
Simplo Technology Co Ltd                                                 48,000                                     173,822
                                                                                                        --------------------

Beverages - Non-Alcoholic (0.07%)
Coca-Cola Femsa SA de CV                                                 39,500                                     149,254
Coca-Cola Icecek AS (b)                                                  13,806                                     104,362
Kagome Co Ltd                                                             3,095                                      43,354
                                                                                                        --------------------
                                                                                                                    296,970
                                                                                                        --------------------
Beverages - Wine & Spirits (0.50%)
C&C Group PLC                                                           106,744                                   1,895,197
United Spirits Ltd                                                        7,716                                     150,703
                                                                                                        --------------------
                                                                                                                  2,045,900
                                                                                                        --------------------
Brewery (1.06%)
Compania Cervecerias Unidas SA                                           19,092                                     113,530
Greene King Plc                                                          10,149                                     225,940
Heineken NV                                                              38,060                                   1,810,180
InBev NV                                                                 33,220                                   2,189,963
                                                                                                        --------------------
                                                                                                                  4,339,613
                                                                                                        --------------------
Broadcasting Services & Programming (0.04%)
Grupo Televisa SA ADR (c)                                                 5,809                                     156,901
Vislink PLC                                                               8,378                                      16,650
                                                                                                        --------------------
                                                                                                                    173,551
                                                                                                        --------------------
Building - Heavy Construction (2.38%)
ACS Actividades de Construccion y Servicios SA (c)                       44,851                                   2,528,660
Aker Kvaerner ASA                                                        16,978                                   2,118,438
Daewoo Engineering & Construction Co Ltd                                  7,070                                     145,201
Fomento de Construcciones y Contratas SA                                 19,920                                   2,029,997
Lemminkainen Oyj                                                            107                                       5,099
Maeda Road Construction Co Ltd                                            2,561                                      18,572
Building - Heavy Construction
Severfield-Rowen PLC                                                      1,160                                      31,320
Trevi Finanziaria SpA                                                     2,097                                      26,020
Veidekke ASA                                                                598                                      22,730
Vinci SA (c)                                                             20,567                                   2,628,058
YTL Corp Bhd - Rights (a)(b)                                             10,580                                       2,909
YTL Corp Bhd                                                            105,800                                     196,426
                                                                                                        --------------------
                                                                                                                  9,753,430
                                                                                                        --------------------
Building - Maintenance & Service (0.03%)
Babcock International Group                                              15,959                                     125,224
                                                                                                        --------------------

Building - Residential & Commercial (0.13%)
Cyrela Brazil Realty SA (b)                                              15,800                                     150,790
Haseko Corp (b)                                                          16,000                                      57,275
Kaufman & Broad SA                                                          549                                      34,307
Persimmon PLC                                                             8,064                                     240,943
Sunland Group Ltd                                                        10,003                                      28,504
                                                                                                        --------------------
                                                                                                                    511,819
                                                                                                        --------------------
Building & Construction - Miscellaneous (0.61%)
Bouygues SA                                                              20,171                                   1,294,853
Cosco International Holdings Ltd                                         72,000                                      25,455
Galliford Try PLC                                                         7,420                                      23,826
JM AB                                                                     6,012                                     145,778
Kolon Engineering & Construction Co Ltd                                   2,230                                      40,164
Leighton Holdings Ltd                                                    46,018                                     734,475
Morgan Sindall PLC                                                        2,349                                      61,079
Murray & Roberts Holdings Ltd                                            26,779                                     153,116
                                                                                                        --------------------
                                                                                                                  2,478,746
                                                                                                        --------------------
Building & Construction Products - Miscellaneous (0.35%)
Geberit AG                                                                  768                                   1,183,672
Kingspan Group PLC                                                        3,871                                     102,555
Nichias Corp                                                              6,000                                      44,821
Rockwool International AS                                                   210                                      32,492
Sika AG (b)                                                                  42                                      65,146
                                                                                                        --------------------
                                                                                                                  1,428,686
                                                                                                        --------------------
Building Products - Air & Heating (0.00%)
Belimo Holding AG                                                             7                                       6,894
                                                                                                        --------------------

Building Products - Cement & Aggregate (1.18%)
Buzzi Unicem SpA                                                          3,006                                      85,432
Cementir SpA                                                              2,252                                      20,200
Cemex SAB de CV (b)                                                     150,866                                     511,266
Ciments Francais SA                                                         352                                      67,607
Grasim Industries Ltd (b)                                                 5,668                                     363,487
Holcim Ltd                                                               18,323                                   1,679,671
Italmobiliare SpA                                                           212                                      22,668
Lafarge SA                                                               13,897                                   2,067,443
                                                                                                        --------------------
                                                                                                                  4,817,774
                                                                                                        --------------------
Capacitors (0.45%)
Mitsumi Electric Co Ltd (c)                                              84,403                                   1,858,206
                                                                                                        --------------------

Casino Hotels (0.05%)
Genting Bhd                                                              19,659                                     183,885
                                                                                                        --------------------

Cellular Telecommunications (2.22%)
America Movil SA de CV ADR (c)                                           10,730                                     485,211
China Mobile Ltd                                                        307,314                                   2,655,015

Cellular Telecommunications
Cosmote Mobile Telecommunications SA                                     23,760                                     702,560
Egyptian Co for Mobile Services                                           4,605                                     146,255
Mobile Telesystems OJSC ADR                                               6,000                                     301,140
Okinawa Cellular Telephone Co                                                 3                                       8,142
SK Telecom Co Ltd                                                           747                                     178,718
Vodafone Group PLC                                                    1,654,365                                   4,583,491
                                                                                                        --------------------
                                                                                                                  9,060,532
                                                                                                        --------------------
Chemicals - Diversified (0.95%)
C Uyemura & Co Ltd                                                          154                                      10,171
Fujimi Inc                                                                  900                                      25,789
Koninklijke DSM NV                                                        2,119                                     104,698
Lanxess AG (b)                                                            2,909                                     161,703
Mitsubishi Gas Chemical Co Inc                                          136,431                                   1,427,306
Nan Ya Plastics Corp                                                    146,260                                     243,729
Shin-Etsu Chemical Co Ltd                                                25,600                                   1,714,483
Sumitomo Seika Chemicals Co Ltd                                           1,977                                      11,230
Tokuyama Corp (c)                                                         8,000                                     121,810
Wacker Chemie AG (b)                                                        612                                      79,656
                                                                                                        --------------------
                                                                                                                  3,900,575
                                                                                                        --------------------
Chemicals - Fibers (0.01%)
Han Kuk Carbon Co Ltd (b)                                                 2,790                                      22,260
                                                                                                        --------------------

Chemicals - Other (0.03%)
H&R WASAG AG - Rights (a)(b)                                                633                                      13,098
H&R WASAG AG                                                                633                                      31,978
Kingboard Chemical Holdings Ltd                                          21,000                                      82,480
                                                                                                        --------------------
                                                                                                                    127,556
                                                                                                        --------------------
Chemicals - Specialty (0.33%)
Elementis Plc                                                             5,714                                       9,314
Umicore                                                                   7,929                                   1,350,196
                                                                                                        --------------------
                                                                                                                  1,359,510
                                                                                                        --------------------
Circuit Boards (0.33%)
Ibiden Co Ltd                                                            26,400                                   1,331,036
                                                                                                        --------------------

Coal (0.02%)
Exxaro Resources Ltd                                                      8,030                                      64,119
                                                                                                        --------------------

Commercial Banks (17.16%)
Allied Irish Banks PLC                                                   73,551                                   2,184,539
Alpha Bank AE                                                            64,281                                   1,943,152
Australia & New Zealand Banking Group Ltd                               137,765                                   3,067,679
Banca CR Firenze                                                         13,169                                      44,328
Banca Popolare di Milano SCRL                                             3,870                                      67,178
Banco Bilbao Vizcaya Argentaria SA                                      111,737                                   2,690,361
Banco Bradesco SA (b)                                                       144                                       5,672
Banco di Desio e della Brianza SpA                                        1,872                                      20,992
Banco do Brasil SA                                                        6,938                                     207,832
Banco Espirito Santo SA                                                  59,575                                   1,071,100
Banco Santander Central Hispano SA                                      283,204                                   5,286,126
Banco Santander Chile SA ADR                                              3,928                                     189,173
Bank Millennium SA                                                       58,366                                     159,822
Bank of Communications Co Ltd                                           273,000                                     331,322
Bank of East Asia Ltd                                                   147,600                                     835,887
Bank of Ireland                                                          69,099                                   1,596,241
Bank of Iwate Ltd/The                                                       233                                      13,020
Bank of Nagoya Ltd/The                                                    1,323                                       8,116
Bank Rakyat Indonesia                                                   634,500                                     363,337
Commercial Banks
Barclays PLC                                                            278,877                                   3,986,063
BNP Paribas                                                              12,549                                   1,369,117
Bumiputra-Commerce Holdings Bhd                                          91,500                                     200,999
Canadian Western Bank                                                     1,000                                      45,260
China Construction Bank, Class H (d)                                    489,000                                     311,193
China Merchants Bank Co Ltd (b)                                          54,500                                     115,470
Commercial International Bank                                            11,086                                     112,330
Daegu Bank                                                                4,816                                      82,338
Dah Sing Banking Group Ltd                                                6,400                                      14,448
Daito Bank Ltd/The                                                        3,279                                       4,877
Danske Bank A/S                                                          23,300                                   1,035,317
DBS Group Holdings Ltd                                                  101,000                                   1,488,248
Deutsche Bank AG                                                         19,883                                   2,666,115
Deutsche Postbank AG                                                      2,046                                     172,150
DNB NOR ASA                                                             107,500                                   1,525,813
FirstRand Ltd                                                            64,172                                     203,132
Fortis                                                                   65,519                                   2,795,293
Greek Postal Savings Bank (b)                                            29,469                                     694,761
HBOS PLC                                                                143,559                                   3,181,892
Higashi-Nippon Bank Ltd/The                                               1,561                                       7,175
HSBC Holdings PLC                                                       120,726                                   2,200,691
Industrial and Commercial Bank of China                                  24,552                                      47,347
Julius Baer Holding AG                                                      976                                     107,492
Kagoshima Bank Ltd/The                                                    1,889                                      13,667
KBC Groep NV                                                             18,023                                   2,210,200
Keiyo Bank Ltd/The                                                        8,463                                      46,651
Kookmin Bank                                                              5,886                                     474,045
Landesbank Berlin Holding AG (b)                                            742                                       7,797
Mitsubishi UFJ Financial Group Inc                                           95                                   1,173,480
Mizuho Financial Group Inc                                                  306                                   2,185,622
National Australia Bank Ltd                                              65,865                                   2,100,410
Nedbank Group Ltd                                                         8,487                                     161,553
Oita Bank Ltd/The                                                         1,970                                      13,624
Oversea-Chinese Banking Corp                                            264,000                                   1,325,379
Powszechna Kasa Oszczednosci Bank Polaki SA                              10,230                                     165,608
PT Bank Central Asia Tbk                                                256,000                                     148,018
Raiffeisen International Bank Holding AS                                  2,124                                     323,864
Ringkjoebing Landbobank A/S                                                  45                                       8,604
Royal Bank of Canada (b)(c)                                              68,700                                   3,269,605
San-In Godo Bank Ltd/The                                                  1,422                                      13,216
Sberank RF GDR (b)                                                        1,769                                     610,305
Shizuoka Bank Ltd/The                                                    78,000                                     774,068
Siam Commercial Bank Public (a)(b)                                       60,900                                      99,639
Societe Generale                                                         17,682                                   3,001,657
Solomon Mutual Savings Bank                                                 826                                      15,987
Sparebanken Midt-Norge                                                    1,203                                      15,821
Sumitomo Mitsui Financial Group Inc                                         245                                   2,511,659
Sumitomo Trust & Banking Co Ltd/The                                     199,000                                   2,086,904
Swedbank AB                                                              58,800                                   2,134,371
Sydbank A/S                                                               2,500                                     119,494
Tokushima Bank Ltd/The                                                    1,265                                       7,483
UniCredito Italiano SpA                                                 300,063                                   2,630,082
Vontobel Holding AG                                                         955                                      41,304
Wing Hang Bank Ltd                                                        4,464                                      52,512
                                                                                                        --------------------
                                                                                                                 70,196,027
                                                                                                        --------------------
Commercial Services (0.04%)
Aggreko Plc                                                              19,009                                     162,090
Daiseki Co Ltd                                                              366                                       9,196

Commercial Services
ITE Group PLC                                                             1,418                                       4,831
                                                                                                        --------------------
                                                                                                                    176,117
                                                                                                        --------------------
Computer Data Security (0.01%)
Protect Data AB                                                           1,249                                      34,299
                                                                                                        --------------------

Computer Services (0.08%)
Alten (b)                                                                 1,279                                      47,712
Anite Group PLC                                                           6,305                                      10,061
Indra Sistemas SA                                                         3,641                                      89,445
NEC Fielding Ltd                                                          1,800                                      24,791
Sonda SA (b)                                                            127,863                                     154,466
                                                                                                        --------------------
                                                                                                                    326,475
                                                                                                        --------------------
Computers (0.06%)
High Tech Computer Corp                                                   7,840                                     155,188
Wincor Nixdorf AG                                                           495                                      76,490
                                                                                                        --------------------
                                                                                                                    231,678
                                                                                                        --------------------
Computers - Integrated Systems (0.01%)
Information Services International-Dent                                     927                                      11,318
Ingenico                                                                    622                                      15,970
NS Solutions Corp                                                           700                                      19,705
                                                                                                        --------------------
                                                                                                                     46,993
                                                                                                        --------------------
Computers - Peripheral Equipment (0.02%)
Logitech International SA (b)                                             2,981                                      85,993
                                                                                                        --------------------

Consulting Services (0.03%)
Groupe Steria SCA                                                           265                                      15,899
Poyry Oyj                                                                   778                                      12,119
Savills PLC                                                               6,902                                      91,895
                                                                                                        --------------------
                                                                                                                    119,913
                                                                                                        --------------------
Containers - Paper & Plastic (0.00%)
FP Corp                                                                     164                                       6,229
                                                                                                        --------------------

Cosmetics & Toiletries (0.03%)
La Parler Co Ltd                                                              6                                      11,092
LG Household & Health Care Ltd                                              461                                      61,219
Milbon Co Ltd                                                               335                                       9,346
Pigeon Corp                                                               1,500                                      26,280
                                                                                                        --------------------
                                                                                                                    107,937
                                                                                                        --------------------
Direct Marketing (0.01%)
Moshi Moshi Hotline Inc                                                     611                                      25,312
                                                                                                        --------------------

Distribution & Wholesale (0.85%)
Diploma Plc                                                                 460                                       7,885
Dodwell BMS Ltd                                                           2,456                                      15,685
Esprit Holdings Ltd                                                     164,000                                   1,831,171
IMS-Intl Metal Service                                                      427                                      12,902
Inabata & Co Ltd                                                          1,625                                      12,631
Inchcape Plc                                                            152,713                                   1,512,987
MARR SpA                                                                  1,043                                       9,927
Matsuda Sangyo Co Ltd                                                       944                                      20,030
Tat Hong Holdings Ltd                                                    15,000                                      11,540
Trusco Nakayama Corp                                                      1,400                                      28,587
                                                                                                        --------------------
                                                                                                                  3,463,345
                                                                                                        --------------------
Diversified Financial Services (0.43%)
Acta Holding ASA                                                         11,992                                      63,468

Diversified Financial Services
Cathay Financial Holding Co Ltd                                          53,971                                     122,567
Challenger Financial Services Group Ltd (c)                              14,592                                      47,455
Indiabulls Financial Services Ltd                                        11,311                                     168,783
Investec Ltd                                                             26,640                                     333,283
Mega Financial Holding Co Ltd                                           371,000                                     272,685
Shin Kong Financial Holding Co Ltd                                      113,411                                     122,164
Shinhan Financial Group Co Ltd                                            5,282                                     269,780
Woori Finance Holdings Co Ltd (b)                                        14,830                                     352,412
                                                                                                        --------------------
                                                                                                                  1,752,597
                                                                                                        --------------------
Diversified Manufacturing Operations (0.52%)
Aalberts Industries NV                                                      469                                      40,551
Charter PLC (b)                                                         112,524                                   1,993,895
Senior PLC                                                                7,276                                       9,118
SKC Co Ltd                                                                2,520                                      63,542
                                                                                                        --------------------
                                                                                                                  2,107,106
                                                                                                        --------------------
Diversified Minerals (2.77%)
Anglo American PLC                                                       25,610                                   1,249,085
Antofagasta PLC                                                          20,075                                     200,070
BHP Billiton PLC                                                        142,846                                   2,613,702
Independence Group NL                                                     3,199                                      10,151
Inmet Mining Corp                                                        27,908                                   1,493,580
Ludin Mining Corp (b)                                                     2,311                                      85,214
Mincor Resources NL                                                      18,618                                      31,743
Nittetsu Mining Co Ltd (c)                                                4,860                                      36,959
Paladin Resources Ltd (b)                                               193,046                                   1,356,184
Tek Cominco Limited (b)                                                  17,709                                   1,334,838
Xstrata PLC                                                              58,829                                   2,937,246
                                                                                                        --------------------
                                                                                                                 11,348,772
                                                                                                        --------------------
Diversified Operations (0.60%)
Altri SGPS SA                                                             4,093                                      21,936
Barloworld Ltd                                                            7,479                                     174,891
Bergman & Beving AB                                                         717                                      19,952
Bidvest Group Ltd (b)                                                    14,165                                     270,242
Citic Pacific Ltd                                                        54,000                                     186,403
Grupo Carso SA de CV                                                     48,100                                     178,054
GS Holdings Corp                                                          3,340                                     108,101
Hunting Plc                                                               5,511                                      64,743
Kardan NV (b)                                                               563                                       7,424
Wharf Holdings Ltd                                                      385,000                                   1,423,030
                                                                                                        --------------------
                                                                                                                  2,454,776
                                                                                                        --------------------
Electric - Distribution (0.66%)
National Grid PLC                                                       186,244                                   2,687,562
SP AusNet                                                                25,352                                      26,815
                                                                                                        --------------------
                                                                                                                  2,714,377
                                                                                                        --------------------
Electric - Generation (0.19%)
AES Tiete SA (b)                                                      6,789,408                                     197,978
CEZ                                                                       1,629                                      75,108
China Power International Development Ltd                               380,000                                     208,606
China Resources Power Holdings Co                                       128,000                                     193,194
Glow Energy PCL (a)                                                     101,022                                      94,040
                                                                                                        --------------------
                                                                                                                    768,926
                                                                                                        --------------------
Electric - Integrated (3.43%)
ASM                                                                       8,008                                      43,843
BKW FMB Energie AG                                                          100                                      11,760
CLP Holdings Ltd                                                        151,000                                   1,116,246
E.ON AG                                                                  30,064                                   4,099,149

Electric - Integrated
Fortis Inc                                                               28,962                                     739,355
Fortum Oyj                                                               65,784                                   1,872,224
Hokkaido Electric Power Co Inc                                           42,300                                   1,080,560
International Power PLC                                                 303,217                                   2,266,424
Korea Electric Power Corp (b)                                             4,260                                     194,219
MVV Energie AG                                                              231                                       7,953
RWE AG                                                                   20,053                                   2,209,258
Terna Participacoes SA (b)                                               13,061                                     147,330
Unified Energy System ADR (c)                                             1,900                                     202,825
Union Fenosa SA (c)                                                       1,013                                      50,145
                                                                                                        --------------------
                                                                                                                 14,041,291
                                                                                                        --------------------
Electric - Transmission (0.05%)
Red Electrica de Espana (c)                                               2,293                                      98,343
Terna Rete Elettrica Nazionale SpA                                       29,131                                      98,731
                                                                                                        --------------------
                                                                                                                    197,074
                                                                                                        --------------------
Electric Products - Miscellaneous (0.33%)
Casio Computer Co Ltd (c)                                                50,300                                   1,141,213
LG Electronics Inc                                                        3,530                                     208,763
Solar Holdings A/S                                                           44                                       5,530
                                                                                                        --------------------
                                                                                                                  1,355,506
                                                                                                        --------------------
Electronic Components - Miscellaneous (0.20%)
AAC Acoustic Technology Holdings Inc (b)                                 64,000                                      60,723
Chemring Group PLC                                                        1,850                                      57,232
HON HAI Precision Industry Co Ltd                                        82,228                                     586,712
Nihon Dempa Kogyo Co Ltd                                                    700                                      28,881
Nissin Electric Co Ltd                                                    3,000                                      12,629
Star Micronics Co Ltd                                                     3,616                                      72,165
Telecomunicaciones y Energia (b)                                            322                                       5,224
                                                                                                        --------------------
                                                                                                                    823,566
                                                                                                        --------------------
Electronic Components - Semiconductors (0.41%)
Hynix Semiconductor Inc (b)                                               6,597                                     258,560
MediaTek Inc                                                             12,090                                     125,037
Nihon Aim Co Ltd                                                              8                                      12,773
Samsung Electronics Co Ltd                                                1,821                                   1,200,293
Sonix Technology Co Ltd                                                  34,000                                      89,213
                                                                                                        --------------------
                                                                                                                  1,685,876
                                                                                                        --------------------
Electronic Connectors (0.00%)
Iriso Electronics Co Ltd                                                    300                                      11,319
                                                                                                        --------------------

Electronic Measurement Instruments (0.33%)
A&D Co Ltd                                                                  200                                       4,756
ESPEC Corp                                                                  600                                       7,643
Halma PLC                                                               298,498                                   1,347,166
Sartorius AG                                                                125                                       5,437
                                                                                                        --------------------
                                                                                                                  1,365,002
                                                                                                        --------------------
Electronic Parts Distribution (0.00%)
Marubun Corp                                                                400                                       5,485
                                                                                                        --------------------

Electronic Security Devices (0.01%)
Kaba Holding AG (b)                                                          69                                      20,895
                                                                                                        --------------------

Engineering - Research & Development Services (1.10%)
ABB Ltd                                                                 191,604                                   3,435,820
Arcadis NV                                                                  791                                      48,762
Bradken Ltd                                                               6,405                                      40,446
Keller Group PLC                                                          3,128                                      55,090

Engineering - Research & Development Services
Shinko Plantech Co Ltd                                                    2,000                                      18,487
WorleyParsons Ltd (c)                                                    52,010                                     873,628
WSP Group PLC                                                               801                                       8,979
                                                                                                        --------------------
                                                                                                                  4,481,212
                                                                                                        --------------------
Enterprise Software & Services (0.24%)
Axon Group Plc                                                              718                                       8,583
Nomura Research Institute Ltd                                             6,500                                     942,734
Software AG                                                                 457                                      35,797
                                                                                                        --------------------
                                                                                                                    987,114
                                                                                                        --------------------
Entertainment Software (0.29%)
Capcom Co Ltd                                                            65,131                                   1,173,951
SCI Entertainment Group Plc (b)                                           1,539                                      14,916
                                                                                                        --------------------
                                                                                                                  1,188,867
                                                                                                        --------------------
E-Services - Consulting (0.01%)
Ementor ASA (b)                                                           8,174                                      46,145
                                                                                                        --------------------

Feminine Health Care Products (0.01%)
Hengan International Group Co Ltd                                        23,401                                      58,004
                                                                                                        --------------------

Filtration & Separation Products (0.04%)
Alfa Laval AB                                                             3,531                                     159,376
                                                                                                        --------------------

Finance - Credit Card (0.05%)
LG Card Co Ltd                                                            3,280                                     218,314
                                                                                                        --------------------

Finance - Investment Banker & Broker (1.73%)
Babcock & Brown Ltd                                                       6,564                                     128,496
Credit Suisse Group                                                      59,021                                   4,129,290
Macquarie Bank Ltd                                                       21,822                                   1,359,580
Takagi Securities Co Ltd                                                  4,006                                      16,528
UBS AG                                                                   23,810                                   1,446,968
                                                                                                        --------------------
                                                                                                                  7,080,862
                                                                                                        --------------------
Finance - Leasing Company (0.79%)
Banca Italease SpA                                                        2,640                                     153,929
Fuyo General Lease Co Ltd                                                 1,059                                      31,857
ORIX Corp                                                                10,452                                   3,025,683
                                                                                                        --------------------
                                                                                                                  3,211,469
                                                                                                        --------------------
Finance - Other Services (1.46%)
Datamonitor PLC                                                           1,194                                      12,508
Deutsche Boerse AG                                                       14,476                                   2,670,096
Euronext NV (b)                                                           1,522                                     179,815
Grupo Financiero Banorte SA de CV                                        91,100                                     356,203
Man Group Plc                                                           268,315                                   2,746,298
                                                                                                        --------------------
                                                                                                                  5,964,920
                                                                                                        --------------------
Fisheries (0.01%)
Nippon Suisan Kaisha Ltd                                                  7,700                                      45,227
                                                                                                        --------------------

Food - Dairy Products (0.67%)
Meiji Dairies Corp                                                      199,607                                   1,571,630
Robert Wiseman Dairies Plc                                                1,655                                      18,292
Wimm-Bill-Dann Foods OJSC ADR (c)                                         4,616                                     307,195
Yakult Honsha Co Ltd                                                     29,200                                     839,158
                                                                                                        --------------------
                                                                                                                  2,736,275
                                                                                                        --------------------

Food - Meat Products (0.00%)
Hk-Ruokatalo Oyj                                                          1,028                                      19,677
                                                                                                        --------------------

Food - Miscellaneous/Diversified (1.90%)
Bonduelle S.C.A.                                                            205                                      24,964
East Asiatic Co Ltd A/S                                                     859                                      48,053
Groupe Danone                                                            18,483                                   2,800,935
Iaws Group Plc                                                            4,288                                     109,811
Nestle SA                                                                12,935                                   4,596,516
Tiger Brands Ltd                                                          6,772                                     165,118
Viscofan SA                                                               1,635                                      30,842
                                                                                                        --------------------
                                                                                                                  7,776,239
                                                                                                        --------------------
Food - Retail (0.37%)
BIM Birlesik Magazalar AS                                                 1,675                                      88,750
Metro Inc                                                                 1,700                                      55,308
Shoprite Holdings Ltd                                                    52,001                                     190,187
WM Morrison Supermarkets PLC                                            235,165                                   1,171,842
                                                                                                        --------------------
                                                                                                                  1,506,087
                                                                                                        --------------------
Food - Wholesale & Distribution (0.01%)
Sligro Food Group NV                                                        658                                      44,732
                                                                                                        --------------------

Footwear & Related Apparel (0.01%)
Prime Success International Group                                        44,704                                      41,553
                                                                                                        --------------------

Gas - Distribution (0.06%)
Enagas                                                                    2,210                                      51,403
Korea Gas Corp                                                            4,400                                     194,925
                                                                                                        --------------------
                                                                                                                    246,328
                                                                                                        --------------------
Home Decoration Products (0.01%)
Hunter Douglas NV                                                           534                                      42,929
                                                                                                        --------------------

Hotels & Motels (0.04%)
ITALJOLLY - Compagnia Italiana dei Joll (b)                                 348                                      11,346
Millennium & Copthorne Hotels PLC                                         5,530                                      66,103
Sol Melia SA                                                              3,794                                      75,174
                                                                                                        --------------------
                                                                                                                    152,623
                                                                                                        --------------------
Human Resources (0.30%)
Michael Page International Plc                                          134,879                                   1,194,350
Robert Walters Plc                                                        4,299                                      27,504
Tempstaff Co Ltd                                                              9                                      12,705
                                                                                                        --------------------
                                                                                                                  1,234,559
                                                                                                        --------------------
Import & Export (0.98%)
Itochu Corp                                                             197,000                                   1,617,319
Sumitomo Corp                                                           161,000                                   2,409,487
                                                                                                        --------------------
                                                                                                                  4,026,806
                                                                                                        --------------------
Industrial Audio & Video Products (0.01%)
EVS Broadcast Equipment SA                                                  370                                      21,393
                                                                                                        --------------------

Industrial Gases (0.01%)
Taiyo Nippon Sanso Corp                                                   5,000                                      45,040
                                                                                                        --------------------

Instruments - Controls (0.02%)
Rotork Plc                                                                4,606                                      75,304
                                                                                                        --------------------


Instruments - Scientific (0.00%)
Lasertec Corp                                                               700                                      17,176
                                                                                                        --------------------

Internet Content - Information & News (0.01%)
Iress Market Technology Ltd                                               4,667                                      25,861
Seek Ltd (c)                                                              3,386                                      15,715
                                                                                                        --------------------
                                                                                                                     41,576
                                                                                                        --------------------
Internet Gambling (0.02%)
IG Group Holdings PLC                                                    16,870                                      95,955
                                                                                                        --------------------

Investment Companies (0.01%)
ABG Sundal Collier ASA                                                    7,419                                      15,468
Bure Equity AB (b)                                                       13,112                                       6,397
                                                                                                        --------------------
                                                                                                                     21,865
                                                                                                        --------------------
Investment Management & Advisory Services (0.07%)
Allco Finance Group Ltd                                                   6,743                                      68,448
Kenedix Inc (c)                                                              25                                     112,810
MFS Ltd (c)                                                               8,191                                      29,871
Risa Partners Inc                                                             6                                      25,310
Secured Capital Japan Co Ltd                                                  6                                      16,588
Simplex Investment Advisors Inc (b)                                          18                                      20,419
                                                                                                        --------------------
                                                                                                                    273,446
                                                                                                        --------------------
Life & Health Insurance (0.69%)
Aviva PLC                                                               132,386                                   2,130,701
China Life Insurance Co Ltd                                             101,000                                     344,748
Sanlam Ltd                                                               72,808                                     189,981
Swiss Life Holding (b)                                                      578                                     144,796
                                                                                                        --------------------
                                                                                                                  2,810,226
                                                                                                        --------------------
Lighting Products & Systems (0.01%)
Zumtobel AG (b)                                                             785                                      25,056
                                                                                                        --------------------

Lottery Services (0.01%)
Intralot SA-Integrated Lottery Systems                                    1,674                                      58,558
                                                                                                        --------------------

Machinery - Construction & Mining (1.12%)
Aichi Corp                                                                3,073                                      29,876
Atlas Copco AB                                                           43,734                                   1,469,310
Danieli & Co SpA                                                            908                                      17,883
Duro Felguera SA                                                          4,041                                      39,634
Hitachi Construction Machinery Co Ltd                                    32,700                                     879,291
Komatsu Ltd                                                             101,700                                   2,063,825
Palfinger AG                                                                101                                      12,399
Takeuchi Manufacturing Co Ltd                                             1,200                                      55,964
                                                                                                        --------------------
                                                                                                                  4,568,182
                                                                                                        --------------------
Machinery - Electrical (0.05%)
Disco Corp                                                                  914                                      64,285
KCI Konecranes Oyj                                                        4,795                                     141,150
                                                                                                        --------------------
                                                                                                                    205,435
                                                                                                        --------------------
Machinery - General Industry (1.48%)
Deutz AG (b)                                                              1,079                                      14,329
Frigoglass SA                                                               714                                      15,759
Haulotte Group                                                            2,985                                      79,595
Industrias CH SA (b)                                                     43,585                                     185,750
Laperriere & Verreault Group (b)                                            263                                       6,879
MAN AG                                                                   29,555                                   2,680,647
Metso Oyj                                                                23,933                                   1,208,102
Miyachi Corp                                                              1,000                                      19,033
Machinery - General Industry
MMI Holding Ltd                                                          65,423                                      44,788
Sintokogio Ltd                                                            3,041                                      41,652
Sumitomo Heavy Industries Ltd                                           169,000                                   1,775,135
                                                                                                        --------------------
                                                                                                                  6,071,669
                                                                                                        --------------------
Machinery - Material Handling (0.01%)
Fuji Machine Manufacturing Co Ltd                                         2,084                                      40,190
                                                                                                        --------------------

Machinery Tools & Related Products (0.28%)
Gildemeister AG                                                           2,170                                      27,385
Mori Seiki Co Ltd                                                        50,100                                   1,121,940
Schweiter Technologies AG                                                    16                                       4,793
                                                                                                        --------------------
                                                                                                                  1,154,118
                                                                                                        --------------------
Medical - Biomedical/Gene (0.00%)
Arpida Ltd (b)                                                              602                                      14,599
                                                                                                        --------------------

Medical - Drugs (5.11%)
Actelion Ltd (b)                                                          6,137                                   1,349,788
Astellas Pharma Inc                                                      34,000                                   1,545,649
AstraZeneca PLC                                                          58,476                                   3,141,741
Daewoong Pharmaceutical Co Ltd                                              630                                      39,832
Eisai Co Ltd                                                             27,700                                   1,522,272
GlaxoSmithKline PLC                                                      69,969                                   1,841,254
Kobayashi Pharmaceutical Co Ltd                                             696                                      25,967
Kyorin Co Ltd                                                             3,000                                      35,116
Nippon Shinyaku Co Ltd                                                    1,558                                      13,184
Novartis AG                                                              28,738                                   1,656,828
Oriola-KD OYJ                                                             2,320                                       9,524
Roche Holding AG                                                         26,601                                   4,770,060
Sanofi-Aventis                                                            6,963                                     642,944
Santen Pharmaceutical Co Ltd                                              1,000                                      28,150
Shire PLC                                                                70,769                                   1,467,397
Takeda Pharmaceutical Co Ltd                                             40,800                                   2,801,025
                                                                                                        --------------------
                                                                                                                 20,890,731
                                                                                                        --------------------
Medical - Generic Drugs (0.08%)
Sawai Pharmaceutical Co Ltd                                               1,560                                      63,971
Teva Pharmaceutical Industries Ltd ADR                                    8,141                                     253,022
Towa Pharmaceutical Co Ltd                                                  401                                      13,074
                                                                                                        --------------------
                                                                                                                    330,067
                                                                                                        --------------------
Medical - HMO (0.05%)
Odontoprev SA (b)                                                        12,111                                     193,867
                                                                                                        --------------------

Medical - Hospitals (0.02%)
Healthscope Ltd                                                          20,831                                      88,627
                                                                                                        --------------------

Medical - Nursing Homes (0.01%)
Orpea (b)                                                                   451                                      42,716
                                                                                                        --------------------

Medical - Wholesale Drug Distribution (0.02%)
Meda AB                                                                   2,186                                      88,450
                                                                                                        --------------------

Medical Information Systems (0.01%)
IBA Health Ltd                                                           23,238                                      23,479
                                                                                                        --------------------

Medical Instruments (0.01%)
Nihon Kohden Corp                                                         1,733                                      39,610
                                                                                                        --------------------

Medical Laboratory & Testing Service (0.00%)
BML Inc                                                                     663                                      13,761
                                                                                                        --------------------

Medical Products (0.49%)
Bespak Plc                                                                  473                                       5,825
Phonak Holding AG                                                        25,116                                   1,999,386
                                                                                                        --------------------
                                                                                                                  2,005,211
                                                                                                        --------------------
Metal - Aluminum (0.01%)
Aluminium of Greece S.A.I.C.                                              1,585                                      37,954
                                                                                                        --------------------

Metal - Diversified (1.08%)
Anvil Mining Ltd (b)                                                      1,178                                      11,284
AUR Resources Inc (c)                                                     2,986                                      62,119
Denison Mines Corp (b)(c)                                                 8,100                                      81,962
Hindustan Zinc Ltd                                                        7,886                                     146,753
Kagara Zinc Ltd                                                           7,921                                      43,767
LionOre Mining International Ltd (b)                                      6,104                                      69,355
MMC Norilsk Nickel ADR                                                    2,428                                     378,768
Pacific Metals Co Ltd                                                     7,000                                      68,644
Perilya Ltd (c)                                                           9,188                                      39,744
Rio Tinto Ltd (c)                                                        26,791                                   1,571,251
Rio Tinto PLC                                                             9,598                                     510,786
Sally Malay Mining Ltd (b)                                                9,406                                      17,225
Zinifex Ltd                                                              95,348                                   1,414,185
                                                                                                        --------------------
                                                                                                                  4,415,843
                                                                                                        --------------------
Metal - Iron (0.03%)
Novolipetsk Steel (a)(c)                                                  5,230                                     121,597
                                                                                                        --------------------

Metal Processors & Fabrication (0.40%)
Ahresty Corp                                                                400                                      12,201
Catcher Technology Co Ltd                                                30,600                                     299,098
NSK Ltd                                                                 124,000                                   1,222,234
Ryobi Ltd                                                                 5,190                                      44,746
Taewoong Co Ltd                                                             257                                       8,843
TK Corp (b)                                                                 757                                      10,989
Tocalo Co Ltd                                                               600                                      22,335
                                                                                                        --------------------
                                                                                                                  1,620,446
                                                                                                        --------------------
Metal Products - Distribution (0.01%)
Daiichi Jitsugyo Co Ltd                                                   1,617                                       7,636
Furusato Industries Ltd                                                     644                                       9,173
Sato Shoji Corp                                                             722                                       6,965
Yamazen Corp                                                              1,681                                      10,594
                                                                                                        --------------------
                                                                                                                     34,368
                                                                                                        --------------------
Metal Products - Fasteners (0.00%)
Oiles Corp                                                                  645                                      15,935
                                                                                                        --------------------

Miscellaneous Manufacturers (0.02%)
Mecalux SA                                                                  855                                      34,661
Nippon Pillar Packing Co Ltd                                              2,249                                      24,492
Peace Mark Holdings Ltd                                                  40,000                                      35,740
                                                                                                        --------------------
                                                                                                                     94,893
                                                                                                        --------------------
Mortgage Banks (0.08%)
Aareal Bank AG                                                              454                                      21,119
Bradford & Bingley PLC                                                   19,094                                     175,806
Northern Rock PLC                                                         6,329                                     145,979
                                                                                                        --------------------
                                                                                                                    342,904
                                                                                                        --------------------

Motion Pictures & Services (0.00%)
Bandai Visual Co Ltd                                                          2                                       5,210
                                                                                                        --------------------

Multi-Line Insurance (3.21%)
Allianz SE                                                               16,657                                   3,406,159
Alm. Brand Skadesforsikring A/S (b)                                         500                                      35,406
AXA SA                                                                   81,269                                   3,290,239
Baloise Holding AG                                                        9,939                                     993,492
Fondiaria-Sai SpA                                                         3,098                                     148,203
Grupo Catalana Occidente SA                                               1,154                                      41,815
Helvetia Holding AG                                                          95                                      31,303
ING Groep NV                                                             63,386                                   2,810,555
Porto Seguro SA (b)                                                       6,784                                     212,681
Zurich Financial Services AG                                              8,032                                   2,162,081
                                                                                                        --------------------
                                                                                                                 13,131,934
                                                                                                        --------------------
Multimedia (0.56%)
Corus Entertainment - B Shares (b)                                        1,181                                      42,028
Vivendi                                                                  57,010                                   2,228,323
                                                                                                        --------------------
                                                                                                                  2,270,351
                                                                                                        --------------------
Non-Ferrous Metals (0.14%)
Energy Metals Corp (b)                                                    1,175                                      10,177
Grupo Mexico SAB de CV                                                   42,828                                     156,992
Hudbay Minerals (b)                                                       6,480                                     121,359
Korea Zinc Co Ltd                                                           432                                      45,848
Poongsan Corp                                                             9,118                                     227,460
                                                                                                        --------------------
                                                                                                                    561,836
                                                                                                        --------------------
Non-Hazardous Waste Disposal (0.01%)
China Water Affairs Group Ltd (b)(c)                                     80,000                                      30,547
                                                                                                        --------------------

Office Automation & Equipment (1.18%)
Canon Inc (c)                                                            64,560                                   3,634,738
Neopost SA                                                                9,627                                   1,209,173
                                                                                                        --------------------
                                                                                                                  4,843,911
                                                                                                        --------------------
Oil - Field Services (0.53%)
CCS Income Trust                                                            934                                      30,235
Expro International Group                                                   154                                       2,674
Fugro NV                                                                 26,921                                   1,286,437
Petrofac Ltd                                                            108,724                                     857,373
                                                                                                        --------------------
                                                                                                                  2,176,719
                                                                                                        --------------------
Oil Company - Exploration & Production (1.16%)
Avenir Diversified Income Trust                                           2,371                                      14,497
Bonterra Energy Income Trust                                                245                                       5,372
Dana Petroleum Plc (b)                                                   39,819                                     976,900
EnCana (b)(c)                                                            41,458                                   1,907,676
Mission Oil & Gas Inc (b)                                                 2,820                                      30,590
Oao Gazprom (a)(b)(d)                                                     4,032                                     467,712
Oao Gazprom (a)(b)                                                       26,152                                   1,213,453
Oilexco Inc (b)                                                           6,147                                      38,216
Rally Energy Corp (b)                                                     3,293                                      11,239
Tullow Oil PLC                                                           11,190                                      87,201
                                                                                                        --------------------
                                                                                                                  4,752,856
                                                                                                        --------------------
Oil Company - Integrated (5.87%)
BG Group PLC                                                            178,769                                   2,425,683
BP PLC                                                                  303,991                                   3,377,810
China Petroleum & Chemical Corp                                         535,566                                     495,748
ENI SpA                                                                 117,519                                   3,952,721
Husky Energy Inc                                                         15,800                                   1,057,353

Oil Company - Integrated
LUKOIL ADR                                                               10,799                                     945,992
PetroChina Co Ltd                                                       627,219                                     888,620
Petroleo Brasileiro SA ADR                                               10,615                                   1,093,239
Royal Dutch Shell PLC - A Shares                                         94,412                                   3,299,697
Royal Dutch Shell PLC - B Shares                                         66,741                                   2,339,130
Sasol Ltd                                                                 6,623                                     244,390
Total SA                                                                 53,888                                   3,887,505
                                                                                                        --------------------
                                                                                                                 24,007,888
                                                                                                        --------------------
Oil Field Machinery & Equipment (0.01%)
Schoeller-Bleckmann Oilfield Equipment                                      477                                      21,887
                                                                                                        --------------------

Oil Refining & Marketing (0.09%)
Fuchs Petrolub AG                                                           393                                      29,622
Parkland Income Fund                                                        200                                       6,602
SK Corp                                                                   2,390                                     187,602
Thai Oil Public (a)(b)                                                   90,715                                     134,345
                                                                                                        --------------------
                                                                                                                    358,171
                                                                                                        --------------------
Optical Supplies (0.04%)
Cie Generale d'Optique Essilor International SA                           1,675                                     180,092
                                                                                                        --------------------

Paper & Related Products (0.05%)
Portucel Empresa Produtora de Pasta e P                                   7,476                                      23,685
Votorantim Celulose e Papel SA ADR (b)                                    9,115                                     178,745
                                                                                                        --------------------
                                                                                                                    202,430
                                                                                                        --------------------
Petrochemicals (0.04%)
Formosa Chemicals & Fibre Corp                                           90,000                                     150,529
                                                                                                        --------------------

Pharmacy Services (0.05%)
Profarma Distribuidora de Produtos Farmacenticos SA (b)                  15,761                                     216,884
                                                                                                        --------------------

Photo Equipment & Supplies (0.25%)
Olympus Corp                                                             33,000                                   1,037,099
                                                                                                        --------------------

Pipelines (0.01%)
AltaGas Income Trust                                                        894                                      20,085
Pembina Pipeline Income Fund                                              1,277                                      17,335
                                                                                                        --------------------
                                                                                                                     37,420
                                                                                                        --------------------
Platinum (0.12%)
Anglo Platinum Ltd (c)                                                    2,565                                     313,081
Impala Platinum Holdings Ltd                                              6,289                                     164,999
                                                                                                        --------------------
                                                                                                                    478,080
                                                                                                        --------------------
Power Converter & Supply Equipment (0.10%)
Bharat Heavy Electricals                                                  3,288                                     170,815
Delta Electronics Inc                                                    73,500                                     236,842
                                                                                                        --------------------
                                                                                                                    407,657
                                                                                                        --------------------
Printing - Commercial (0.03%)
De La Rue Plc                                                             9,328                                     117,712
                                                                                                        --------------------

Property & Casualty Insurance (0.91%)
Admiral Group PLC                                                        44,125                                     949,491
Chaucer Holdings PLC                                                      9,922                                      19,427
Dongbu Insurance Co Ltd                                                   7,250                                     192,944
FBD Holdings Plc                                                            446                                      24,315
QBE Insurance Group Ltd                                                 111,889                                   2,548,010
                                                                                                        --------------------
                                                                                                                  3,734,187
                                                                                                        --------------------

Public Thoroughfares (0.01%)
Road King Infrastructure                                                 26,000                                      38,440
                                                                                                        --------------------

Publishing - Books (0.01%)
KADOKAWA GROUP HOLDINGS INC                                                 697                                      24,365
                                                                                                        --------------------

Publishing - Periodicals (0.05%)
United Business Media PLC                                                10,174                                     138,049
Woongjin Thinkbig Co Ltd                                                  3,690                                      78,165
                                                                                                        --------------------
                                                                                                                    216,214
                                                                                                        --------------------
Real Estate Magagement & Services (0.14%)
Ardepro Co Ltd                                                              190                                      62,506
Arnest One Corp                                                           1,712                                      25,478
Atrium Co Ltd (c)                                                           969                                      27,359
Beni Stabili SpA                                                         35,610                                      56,831
DTZ Holdings PLC                                                          3,298                                      53,919
IVG Immobilien AG                                                         3,269                                     142,359
Nexity                                                                    1,744                                     126,388
Pierre & Vacances                                                           163                                      20,011
Sumitomo Real Estate Sales Co Ltd                                           446                                      33,917
TOSEI CORP                                                                   18                                      20,722
                                                                                                        --------------------
                                                                                                                    569,490
                                                                                                        --------------------
Real Estate Operator & Developer (3.52%)
British Land Co PLC                                                      62,296                                   2,090,642
Brookfield Asset Management Inc (b)                                      61,903                                   2,991,770
Derwent Valley Holdings PLC                                               1,101                                      45,206
FKP Property Group                                                        3,011                                      15,639
Hammerson Plc                                                            64,311                                   1,985,755
Ho Bee Investment Ltd                                                    32,000                                      30,253
Huaku Construction Corp                                                  89,000                                     192,012
Huang Hsiang Construction Co                                             34,572                                      77,239
Joint Corp                                                               31,704                                   1,220,153
Kowloon Development Co Ltd (c)                                           15,000                                      26,612
Mitsui Fudosan Co Ltd                                                    93,000                                   2,270,199
Riofisa SA (b)                                                              566                                      27,420
Shanghai Real Estate Ltd                                                 74,000                                      25,592
Shenzhen Investment Ltd                                                 644,000                                     268,254
Shoei Co Ltd                                                              1,000                                      27,646
Sistema-Hals (b)                                                         14,549                                     193,502
Sumitomo Realty & Development Co Ltd                                     57,000                                   1,829,671
TK Development (b)                                                        2,000                                      29,741
Unite Group Plc                                                           8,258                                      88,444
UOL Group Ltd                                                           325,000                                     919,641
Wheelock Properties S Ltd                                                11,000                                      16,137
Wing Tai Holdings Ltd                                                    28,415                                      42,240
                                                                                                        --------------------
                                                                                                                 14,413,768
                                                                                                        --------------------
Recycling (0.02%)
Asahi Pretec Corp                                                         3,578                                      71,557
                                                                                                        --------------------

Reinsurance (0.42%)
Swiss Reinsurance                                                        20,073                                   1,706,658
                                                                                                        --------------------

REITS - Apartments (0.02%)
Boardwalk Real Estate Investment Trust (b)                                1,800                                      63,733
                                                                                                        --------------------

REITS - Diversified (0.07%)
Canadian Real Estate Investment Trust                                     1,652                                      44,581
Dundee Real Estate Investment Trust                                       1,600                                      53,029
REITS - Diversified
Rodamco Europe NV                                                           306                                      40,717
Unibail (c)                                                                 547                                     133,654
                                                                                                        --------------------
                                                                                                                    271,981
                                                                                                        --------------------
Rental - Auto & Equipment (0.03%)
Boom Logistics Ltd                                                       11,781                                      38,127
Ramirent Oyj                                                                792                                      46,838
Sixt AG                                                                     761                                      42,593
                                                                                                        --------------------
                                                                                                                    127,558
                                                                                                        --------------------
Retail - Apparel & Shoe (0.43%)
Inditex SA (c)                                                           31,686                                   1,706,957
Just Group Ltd                                                           16,082                                      46,969
Mothercare PLC                                                              912                                       6,942
                                                                                                        --------------------
                                                                                                                  1,760,868
                                                                                                        --------------------
Retail - Automobile (0.00%)
European Motor Holdings PLC                                                 502                                       4,779
Lookers Plc                                                               3,050                                      10,421
                                                                                                        --------------------
                                                                                                                     15,200
                                                                                                        --------------------
Retail - Catalog Shopping (0.03%)
Belluna Co Ltd                                                            2,750                                      40,855
N Brown Group PLC                                                        11,190                                      61,786
                                                                                                        --------------------
                                                                                                                    102,641
                                                                                                        --------------------
Retail - Consumer Electronics (0.03%)
Joshin Denki Co Ltd (c)                                                   4,987                                      29,963
Kesa Electricals PLC                                                     15,335                                     101,862
                                                                                                        --------------------
                                                                                                                    131,825
                                                                                                        --------------------
Retail - Convenience Store (0.22%)
Alimentation Couche Tard Inc                                             42,200                                     917,352
                                                                                                        --------------------

Retail - Drug Store (0.01%)
Cosmos Pharmaceutical Corp                                                  862                                      22,020
                                                                                                        --------------------

Retail - Hypermarkets (0.01%)
Organizacion Soriana SAB de CV                                            4,359                                      28,729
                                                                                                        --------------------

Retail - Jewelry (0.46%)
Folli - Follie SA                                                           674                                      26,603
Swatch Group AG                                                           8,412                                   1,858,786
                                                                                                        --------------------
                                                                                                                  1,885,389
                                                                                                        --------------------
Retail - Mail Order (0.00%)
Takkt AG                                                                    238                                       4,160
                                                                                                        --------------------

Retail - Major Department Store (0.74%)
Hyundai Department Store Co Ltd                                           2,086                                     188,413
Marks & Spencer Group PLC                                               193,883                                   2,721,871
Parkson Retail Group Ltd                                                 26,500                                     131,166
                                                                                                        --------------------
                                                                                                                  3,041,450
                                                                                                        --------------------
Retail - Miscellaneous/Diversified (0.35%)
Aeon Co Ltd                                                              51,300                                   1,110,017
Dufry South America Ltd (b)                                              11,529                                     151,094
Izumi Co Ltd (c)                                                          1,768                                      62,992
Macintosh Retail Group NV                                                   495                                      16,662
Massmart Holdings Ltd                                                     8,454                                      84,621
                                                                                                        --------------------
                                                                                                                  1,425,386
                                                                                                        --------------------

Retail - Office Supplies (0.00%)
Bechtle AG                                                                  207                                       5,301
                                                                                                        --------------------

Retail - Pubs (1.06%)
Mitchells & Butlers PLC                                                  83,958                                   1,167,979
Punch Taverns PLC                                                       126,267                                   3,162,052
                                                                                                        --------------------
                                                                                                                  4,330,031
                                                                                                        --------------------
Retail - Toy Store (0.01%)
JUMBO SA                                                                  1,530                                      33,486
                                                                                                        --------------------

Retail - Video Rental (0.01%)
Geo Corp                                                                     25                                      45,796
                                                                                                        --------------------

Rubber & Plastic Products (0.00%)
Semperit AG Holding                                                         187                                       6,941
                                                                                                        --------------------

Satellite Telecommunications (0.03%)
Eutelsat Communications                                                   5,605                                     107,135
                                                                                                        --------------------

Schools (0.02%)
MegaStudy Co Ltd (b)                                                        432                                      63,778
Raffles Education Corp Ltd                                               16,762                                      19,344
                                                                                                        --------------------
                                                                                                                     83,122
                                                                                                        --------------------
Security Services (0.01%)
Garda World Security Corp (b)                                             1,361                                      25,489
                                                                                                        --------------------

Semiconductor Component - Integrated Circuits (0.31%)
Holtek Semiconductor Inc                                                 65,965                                     127,942
Powertech Technology Inc                                                 56,000                                     233,727
Realtek Semiconductor Corp                                              220,000                                     378,763
Taiwan Semiconductor Manufacturing Co Ltd                               248,315                                     514,386
                                                                                                        --------------------
                                                                                                                  1,254,818
                                                                                                        --------------------
Shipbuilding (0.05%)
Hyundai Heavy Industries                                                  1,472                                     199,432
                                                                                                        --------------------

Soap & Cleaning Products (0.50%)
Reckitt Benckiser PLC                                                    44,443                                   2,031,014
                                                                                                        --------------------

Special Purpose Banks (0.14%)
IKB Deutsche Industriebank AG                                            14,635                                     565,463
                                                                                                        --------------------

Steel - Producers (1.84%)
Angang Steel Co Ltd (c)                                                 202,000                                     296,054
Boehler-Uddeholm AG                                                       1,296                                      90,842
China Steel Corp                                                        192,000                                     203,873
Evraz Group SA (a)                                                        4,979                                     127,911
IPSCO (b)                                                                12,141                                   1,140,857
Maanshan Iron & Steel (c)                                               368,000                                     202,019
Mittal Steel South Africa Ltd                                             8,510                                     119,218
Nippon Steel Corp                                                       363,000                                   2,086,400
Osaka Steel Co Ltd                                                        1,149                                      22,207
POSCO ADR (c)                                                             5,368                                     443,773
Salzgitter AG                                                            11,657                                   1,534,160
Schmolz + Bickenbach AG                                                     475                                      35,883
Tenaris SA ADR                                                            3,816                                     190,380
ThyssenKrupp AG                                                          21,442                                   1,011,882
                                                                                                        --------------------
                                                                                                                  7,505,459
                                                                                                        --------------------
Steel - Specialty (0.02%)
Mitsubishi Steel Manufacturing Co Ltd                                    14,527                                      72,876
                                                                                                        --------------------

Steel Pipe & Tube (0.70%)
TMK OAO (b)(c)                                                            5,363                                     187,705
Vallourec SA                                                              9,261                                   2,693,153
                                                                                                        --------------------
                                                                                                                  2,880,858
                                                                                                        --------------------
Storage & Warehousing (0.01%)
Big Yellow Group PLC                                                      2,253                                      31,100
                                                                                                        --------------------

Sugar (0.51%)
Tate & Lyle PLC                                                         137,794                                   2,073,399
                                                                                                        --------------------

Telecommunication Equipment (0.12%)
COM DEV International Ltd (b)                                             1,446                                       8,010
Foxconn International Holdings Ltd (b)                                   95,829                                     313,545
Tandberg ASA                                                              7,800                                     117,591
Vtech Holdings Ltd                                                        5,000                                      30,855
                                                                                                        --------------------
                                                                                                                    470,001
                                                                                                        --------------------
Telecommunication Services (1.01%)
Digi.Com BHD                                                             38,987                                     167,971
Reliance Communications Ltd (b)                                          15,014                                     159,994
StarHub Ltd                                                             562,991                                     965,390
Telekomunikasi Indonesia Tbk PT                                         108,500                                     121,849
Telenet Group Holding NV (b)                                              1,285                                      36,385
Telenor ASA                                                             143,400                                   2,696,570
                                                                                                        --------------------
                                                                                                                  4,148,159
                                                                                                        --------------------
Telephone - Integrated (2.03%)
Belgacom SA                                                              28,930                                   1,274,364
Bezeq Israeli Telecommunication Corp Lt                                 102,122                                     165,721
BT Group PLC                                                            553,705                                   3,268,695
Carso Global Telecom SA de CV (b)                                       108,000                                     386,892
Elisa OYJ                                                                 4,018                                     110,057
Royal KPN NV                                                            194,830                                   2,769,875
Telefonos de Mexico SA de CV ADR                                          6,940                                     195,986
Telkom SA Ltd                                                             6,568                                     132,507
                                                                                                        --------------------
                                                                                                                  8,304,097
                                                                                                        --------------------
Television (0.37%)
BEC World PCL (a)(b)                                                    180,800                                     107,613
Carrere Group (b)                                                           248                                       7,857
Endemol NV                                                                2,591                                      59,170
Modern Times Group - B Shares                                            20,193                                   1,327,332
                                                                                                        --------------------
                                                                                                                  1,501,972
                                                                                                        --------------------
Textile - Apparel (0.00%)
Antichi Pellettieri SpA (b)                                                 332                                       4,159
                                                                                                        --------------------

Textile - Products (0.04%)
Nishat Mills Ltd                                                        104,500                                     150,708
                                                                                                        --------------------

Tobacco (1.48%)
British American Tobacco PLC                                             84,850                                   2,374,066
Japan Tobacco Inc                                                           459                                   2,217,764
KT&G Corp                                                                24,378                                   1,481,029
                                                                                                        --------------------
                                                                                                                  6,072,859
                                                                                                        --------------------
Tools - Hand Held (0.39%)
Hitachi Koki Co Ltd                                                       6,289                                      89,311

Tools - Hand Held
Makita Corp                                                              49,500                                   1,518,213
                                                                                                        --------------------
                                                                                                                  1,607,524
                                                                                                        --------------------
Toys (0.74%)
Nintendo Co Ltd                                                          11,700                                   3,037,940
                                                                                                        --------------------

Transport - Marine (0.61%)
Compagnie Maritime Belge SA                                                 502                                      21,609
Deep Sea Supply PLC (b)                                                   9,935                                      30,115
Ezra Holdings Ltd                                                         4,000                                      10,380
Golden Ocean Group Ltd (b)                                               24,000                                      42,918
Jinhui Shipping & Transportation Ltd                                      6,044                                      30,825
Korea Line Corp                                                             250                                      13,306
Labroy Marine Ltd                                                        53,612                                      65,715
Mitsui OSK Lines Ltd                                                    157,000                                   1,548,826
Pacific Basin Shipping Ltd                                              185,000                                     116,542
Shinwa Kaiun Kaisha Ltd                                                   6,309                                      25,076
Sincere Navigation                                                      150,000                                     195,642
Smit Internationale NV                                                      494                                      26,638
STX Pan Ocean Co Ltd (b)                                                276,000                                     185,350
U-Ming Marine Transport Corp                                            147,000                                     200,526
Wan Hai Lines Ltd                                                             1                                           1
                                                                                                        --------------------
                                                                                                                  2,513,469
                                                                                                        --------------------
Transport - Rail (0.57%)
Canadian National Railway (b)                                            54,500                                   2,340,021
                                                                                                        --------------------

Transport - Services (0.27%)
Firstgroup Plc                                                           85,043                                     957,448
Kintetsu World Express Inc                                                1,400                                      33,998
Stagecoach Group PLC                                                     37,151                                     111,294
                                                                                                        --------------------
                                                                                                                  1,102,740
                                                                                                        --------------------
Transport - Truck (0.00%)
Norbert Dentressangle                                                        54                                       4,918
                                                                                                        --------------------

Venture Capital (0.00%)
K1 Ventures Ltd (b)                                                      31,000                                       6,670
                                                                                                        --------------------

Vitamins & Nutrition Products (0.01%)
Natraceutical SA (b)                                                     16,941                                      40,700
                                                                                                        --------------------

Water (0.25%)
Kelda Group Plc                                                          55,382                                   1,004,126
                                                                                                        --------------------

Web Portals (0.07%)
LG Dacom Corp                                                             9,360                                     197,264
So-net Entertainment Corp (b)                                                 8                                      17,008
United Internet AG                                                        5,265                                      86,945
                                                                                                        --------------------
                                                                                                                    301,217
                                                                                                        --------------------
Wire & Cable Products (0.11%)
Draka Holding (b)                                                           391                                      13,316
Hitachi Cable Ltd                                                        10,164                                      57,053
Leoni AG                                                                  1,829                                      74,604
LS Cable Ltd                                                              4,510                                     186,219
Nexans SA                                                                 1,009                                     129,197
                                                                                                        --------------------
                                                                                                                    460,389
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $          402,096,792
                                                                                                        --------------------

PREFERRED STOCKS (0.82%)
Commercial Banks (0.05%)
Banco Bradesco SA                                                         4,922                                     199,276
                                                                                                        --------------------

Dialysis Centers (0.42%)
Fresenius AG                                                              8,008                                   1,713,018
                                                                                                        --------------------

Diversified Minerals (0.09%)
Cia Vale do Rio Doce                                                     15,178                                     384,334
                                                                                                        --------------------

Diversified Operations (0.08%)
Bradespar SA (b)                                                          7,200                                     340,370
                                                                                                        --------------------

Electric - Integrated (0.06%)
Cia Energetica de Minas Gerais                                        4,900,000                                     240,791
                                                                                                        --------------------

Investment Companies (0.00%)
Lereko Mobility Pty Ltd                                                     862                                       5,316
                                                                                                        --------------------

Paper & Related Products (0.03%)
Aracruz Celulose SA (b)                                                  18,326                                     112,624
                                                                                                        --------------------

Steel - Producers (0.05%)
Gerdau SA                                                                12,498                                     204,215
                                                                                                        --------------------

Television (0.04%)
ProSiebenSat.1 Media AG                                                   4,906                                     156,269
                                                                                                        --------------------
TOTAL PREFERRED STOCKS                                                                               $            3,356,213
                                                                                                        --------------------
                                                                     Principal
                                                                       Amount                                  Value
                                                                     ----------- ---------------------- --------------------
SHORT TERM INVESTMENTS (0.60%)
Commercial Paper (0.60%)
Investment in Joint Trading Account; HSBC Funding
5.28%, 1/ 2/2007                                                      2,460,257                                   2,460,257
                                                                                                        --------------------
TOTAL SHORT TERM INVESTMENTS                                                                         $            2,460,257
                                                                                                        --------------------
MONEY MARKET FUNDS (4.57%)
Money Center Banks (4.57%)
BNY Institutional Cash Reserve Fund (e)                              18,691,000                                  18,691,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $           18,691,000
                                                                                                        --------------------
Total Investments                                                                                    $          426,604,262
Liabilities in Excess of Other Assets, Net - (4.30)%                                                           (17,584,026)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $          409,020,236
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $2,484,298 or 0.61% of net assets.

(b)  Non-Income Producing Security

(c)  Security or a portion of the security was on loan at the end of the period.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $778,905 or 0.19% of net assets.

(e)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $           83,718,381
Unrealized Depreciation                                                                                         (1,909,602)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                       81,808,779
Cost for federal income tax purposes                                                                            344,714,250


Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Country                                                                                                             Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
United Kingdom                                                                                                       18.94%
Japan                                                                                                                18.32%
Switzerland                                                                                                           8.93%
France                                                                                                                7.17%
Germany                                                                                                               6.27%
United States                                                                                                         5.17%
Canada                                                                                                                4.45%
Australia                                                                                                             3.87%
Netherlands                                                                                                           3.65%
Spain                                                                                                                 3.63%
Belgium                                                                                                               2.42%
Hong Kong                                                                                                             2.39%
Korea, Republic Of                                                                                                    2.04%
Italy                                                                                                                 1.83%
Norway                                                                                                                1.63%
Ireland                                                                                                               1.45%
Sweden                                                                                                                1.32%
Russian Federation                                                                                                    1.24%
Singapore                                                                                                             1.21%
Taiwan, Province Of China                                                                                             1.15%
Brazil                                                                                                                1.00%
Greece                                                                                                                0.86%
Finland                                                                                                               0.84%
China                                                                                                                 0.81%
South Africa                                                                                                          0.73%
Mexico                                                                                                                0.71%
India                                                                                                                 0.47%
Denmark                                                                                                               0.33%
Portugal                                                                                                              0.27%
Indonesia                                                                                                             0.21%
Malaysia                                                                                                              0.18%
Thailand                                                                                                              0.13%
Austria                                                                                                               0.12%
Chile                                                                                                                 0.11%
Israel                                                                                                                0.10%
Poland                                                                                                                0.08%
Egypt                                                                                                                 0.06%
Bermuda                                                                                                               0.05%
Turkey                                                                                                                0.05%
Luxembourg                                                                                                            0.05%
Pakistan                                                                                                              0.04%
Czech Republic                                                                                                        0.02%
Liabilities in Excess of Other Assets, Net                                                                         (-4.30%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================


Schedule of Investments
December 31, 2006
Equity Growth Account

                                                                                 Shares
                                                                                  Held                               Value
                                                                               ----------- ------------------ --------------------
COMMON STOCKS (97.23%)
Advertising Sales (2.29%)
Lamar Advertising Co (a)(b)                                                        94,600                  $            6,185,894
                                                                                                              --------------------

Agricultural Chemicals (1.01%)
Monsanto Co                                                                        52,000                               2,731,560
                                                                                                              --------------------

Airlines (1.76%)
Southwest Airlines Co                                                             310,000                               4,749,200
                                                                                                              --------------------

Applications Software (4.63%)
Microsoft Corp                                                                    336,800                              10,056,848
Red Hat Inc (a)(b)                                                                106,600                               2,451,800
                                                                                                              --------------------
                                                                                                                       12,508,648
                                                                                                              --------------------
Audio & Video Products (1.67%)
Harman International Industries Inc                                                45,100                               4,505,941
                                                                                                              --------------------

Cable TV (1.23%)
EchoStar Communications Corp (a)(b)                                                87,300                               3,320,019
                                                                                                              --------------------

Casino Hotels (1.37%)
Wynn Resorts Ltd (a)                                                               39,300                               3,688,305
                                                                                                              --------------------

Casino Services (2.21%)
International Game Technology (a)                                                 129,000                               5,959,800
                                                                                                              --------------------

Computer Aided Design (1.00%)
Autodesk Inc (b)                                                                   66,700                               2,698,682
                                                                                                              --------------------

Computers (1.25%)
Apple Computer Inc (b)                                                             39,700                               3,368,148
                                                                                                              --------------------

Consulting Services (1.78%)
Accenture Ltd                                                                     130,000                               4,800,900
                                                                                                              --------------------

Data Processing & Management (2.54%)
Automatic Data Processing Inc                                                      77,300                               3,807,025
NAVTEQ Corp (a)(b)                                                                 87,500                               3,059,875
                                                                                                              --------------------
                                                                                                                        6,866,900
                                                                                                              --------------------
Diversified Manufacturing Operations (7.21%)
Danaher Corp                                                                       72,100                               5,222,924
General Electric Co                                                               383,100                              14,255,151
                                                                                                              --------------------
                                                                                                                       19,478,075
                                                                                                              --------------------
E-Commerce - Products (2.00%)
Amazon.Com Inc (a)(b)                                                             137,100                               5,409,966
                                                                                                              --------------------

Electronic Components - Semiconductors (3.67%)
Broadcom Corp (a)(b)                                                               65,100                               2,103,381
Intel Corp                                                                        163,700                               3,314,925
Xilinx Inc                                                                        188,700                               4,492,947
                                                                                                              --------------------
                                                                                                                        9,911,253
                                                                                                              --------------------

Electronic Forms (1.28%)
Adobe Systems Inc (a)(b)                                                           84,300                               3,466,416
                                                                                                              --------------------

Fiduciary Banks (2.63%)
State Street Corp                                                                 105,200                               7,094,688
                                                                                                              --------------------

Finance - Consumer Loans (0.98%)
SLM Corp (a)                                                                       54,400                               2,653,088
                                                                                                              --------------------

Finance - Investment Banker & Broker (3.22%)
E*Trade Financial Corp (b)                                                        176,100                               3,948,162
Morgan Stanley                                                                     58,300                               4,747,369
                                                                                                              --------------------
                                                                                                                        8,695,531
                                                                                                              --------------------
Finance - Other Services (0.64%)
Chicago Mercantile Exchange Holdings Inc (a)                                        3,400                               1,733,150
                                                                                                              --------------------

Food - Wholesale & Distribution (1.52%)
Sysco Corp                                                                        111,300                               4,091,388
                                                                                                              --------------------

Hotels & Motels (1.01%)
Marriott International Inc                                                         57,300                               2,734,356
                                                                                                              --------------------

Human Resources (0.90%)
Monster Worldwide Inc (b)                                                          52,100                               2,429,944
                                                                                                              --------------------

Investment Management & Advisory Services (2.87%)
Franklin Resources Inc                                                             43,400                               4,781,378
Legg Mason Inc                                                                     31,100                               2,956,055
                                                                                                              --------------------
                                                                                                                        7,737,433
                                                                                                              --------------------
Medical - Biomedical/Gene (3.75%)
Amgen Inc (b)                                                                      65,600                               4,481,136
Celgene Corp (a)(b)                                                                40,100                               2,306,953
Genentech Inc (a)(b)                                                               41,200                               3,342,556
                                                                                                              --------------------
                                                                                                                       10,130,645
                                                                                                              --------------------
Medical - Drugs (2.03%)
Cephalon Inc (a)(b)                                                                18,900                               1,330,749
Sepracor Inc (a)(b)                                                                67,200                               4,138,176
                                                                                                              --------------------
                                                                                                                        5,468,925
                                                                                                              --------------------
Medical - HMO (3.75%)
UnitedHealth Group Inc                                                            113,200                               6,082,236
WellPoint Inc (b)                                                                  51,500                               4,052,535
                                                                                                              --------------------
                                                                                                                       10,134,771
                                                                                                              --------------------
Medical Instruments (2.81%)
Medtronic Inc                                                                      92,800                               4,965,728
St Jude Medical Inc (b)                                                            71,500                               2,614,040
                                                                                                              --------------------
                                                                                                                        7,579,768
                                                                                                              --------------------
Networking Products (2.73%)
Juniper Networks Inc (a)(b)                                                       389,600                               7,379,024
                                                                                                              --------------------

Oil - Field Services (0.96%)
Schlumberger Ltd (a)                                                               41,100                               2,595,876
                                                                                                              --------------------

Oil & Gas Drilling (0.91%)
Transocean Inc (a)(b)                                                              30,500                               2,467,145
                                                                                                              --------------------


Pharmacy Services (2.67%)
Caremark Rx Inc                                                                    97,100                               5,545,381
Medco Health Solutions Inc (b)                                                     31,400                               1,678,016
                                                                                                              --------------------
                                                                                                                        7,223,397
                                                                                                              --------------------
Retail - Discount (3.23%)
Target Corp                                                                        84,300                               4,809,315
Wal-Mart Stores Inc                                                                84,900                               3,920,682
                                                                                                              --------------------
                                                                                                                        8,729,997
                                                                                                              --------------------
Retail - Drug Store (1.57%)
Walgreen Co (a)                                                                    92,400                               4,240,236
                                                                                                              --------------------

Retail - Regional Department Store (2.12%)
Kohl's Corp (a)(b)                                                                 83,800                               5,734,434
                                                                                                              --------------------

Semiconductor Component - Integrated Circuits (6.04%)
Analog Devices Inc                                                                146,000                               4,799,020
Marvell Technology Group Ltd (a)(b)                                               319,700                               6,135,043
Maxim Integrated Products Inc                                                     175,700                               5,379,934
                                                                                                              --------------------
                                                                                                                       16,313,997
                                                                                                              --------------------
Semiconductor Equipment (2.05%)
Applied Materials Inc                                                             299,700                               5,529,465
                                                                                                              --------------------

Therapeutics (2.11%)
Gilead Sciences Inc (b)                                                            87,700                               5,694,361
                                                                                                              --------------------

Transport - Services (1.04%)
Expeditors International Washington Inc (a)                                        69,400                               2,810,700
                                                                                                              --------------------

Web Portals (3.60%)
Google Inc (b)                                                                     15,400                               7,091,392
Yahoo! Inc (a)(b)                                                                 103,500                               2,643,390
                                                                                                              --------------------
                                                                                                                        9,734,782
                                                                                                              --------------------
Wireless Equipment (5.19%)
American Tower Corp (b)                                                           258,700                               9,644,336
Qualcomm Inc                                                                       41,000                               1,549,390
Telefonaktiebolaget LM Ericsson ADR                                                69,900                               2,812,077
                                                                                                              --------------------
                                                                                                                       14,005,803
                                                                                                              --------------------
TOTAL COMMON STOCKS                                                                                        $          262,592,611
                                                                                                              --------------------
                                                                               Principal
                                                                                 Amount                              Value
                                                                               ----------- ------------------ --------------------
MONEY MARKET FUNDS (19.84%)
Money Center Banks (19.84%)
BNY Institutional Cash Reserve Fund (c)                                        53,580,000                              53,580,000
                                                                                                              --------------------
TOTAL MONEY MARKET FUNDS                                                                                   $           53,580,000
                                                                                                              --------------------
Total Investments                                                                                          $          316,172,611
Liabilities in Excess of Other Assets, Net - (17.07)%                                                                (46,101,778)
                                                                                                              --------------------
TOTAL NET ASSETS - 100.00%                                                                                 $          270,070,833
                                                                                                              ====================
                                                                                                              --------------------

                                                                                                              ====================

(a) Security or a portion of the security was on loan at the end of the period.

(b)  Non-Income Producing Security

(c)  Security was purchased with the cash proceeds from securities loans.


Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                                    $           43,569,803
Unrealized Depreciation                                                                                               (8,282,725)
                                                                                                              --------------------
Net Unrealized Appreciation (Depreciation)                                                                             35,287,078
Cost for federal income tax purposes                                                                                  280,885,533


Portfolio Summary (unaudited)
------------------------------------------------------------- ---------------------------- ------------------ --------------------
Sector                                                                                                                    Percent
------------------------------------------------------------- ---------------------------- ------------------ --------------------
Financial                                                                                                                  30.18%
Technology                                                                                                                 22.46%
Consumer, Non-cyclical                                                                                                     21.31%
Communications                                                                                                             17.05%
Consumer, Cyclical                                                                                                         14.94%
Industrial                                                                                                                  8.25%
Energy                                                                                                                      1.87%
Basic Materials                                                                                                             1.01%
Liabilities in Excess of Other Assets, Net                                                                              (-17.07%)
                                                                                                              --------------------
TOTAL NET ASSETS                                                                                                          100.00%
                                                                                                              ====================


Schedule of Investments
December 31, 2006
Equity Income Account

                                                                                 Shares
                                                                                  Held                               Value
                                                                               ----------- ------------------ --------------------
COMMON STOCKS (94.70%)
Aerospace & Defense (1.01%)
Boeing Co                                                                          14,600                  $            1,297,064
General Dynamics Corp                                                               5,000                                 371,750
                                                                                                              --------------------
                                                                                                                        1,668,814
                                                                                                              --------------------
Airlines (0.54%)
Southwest Airlines Co                                                              58,100                                 890,092
                                                                                                              --------------------

Applications Software (1.51%)
Microsoft Corp                                                                     83,900                               2,505,254
                                                                                                              --------------------

Athletic Footwear (0.66%)
Nike Inc                                                                           11,000                               1,089,330
                                                                                                              --------------------

Auto/Truck Parts & Equipment - Original (0.13%)
Johnson Controls Inc                                                                2,600                                 223,392
                                                                                                              --------------------

Beverages - Non-Alcoholic (0.45%)
Coca-Cola Co/The                                                                   15,300                                 738,225
                                                                                                              --------------------

Beverages - Wine & Spirits (0.82%)
Diageo PLC ADR                                                                     17,100                               1,356,201
                                                                                                              --------------------

Brewery (0.50%)
Anheuser-Busch Cos Inc                                                              4,500                                 221,400
SABMiller PLC ADR                                                                  26,100                                 602,910
                                                                                                              --------------------
                                                                                                                          824,310
                                                                                                              --------------------
Building & Construction - Miscellaneous (0.03%)
AM NV (a)(b)                                                                       10,366                                  56,787
                                                                                                              --------------------

Cellular Telecommunications (1.09%)
Alltel Corp                                                                        13,200                                 798,336
Vodafone Group PLC ADR                                                             36,400                               1,011,192
                                                                                                              --------------------
                                                                                                                        1,809,528
                                                                                                              --------------------
Chemicals - Diversified (0.17%)
EI Du Pont de Nemours & Co                                                          5,900                                 287,389
                                                                                                              --------------------

Commercial Banks (0.25%)
Barclays PLC ADR                                                                    7,000                                 406,980
                                                                                                              --------------------

Computers (2.00%)
Apple Computer Inc (b)                                                             10,000                                 848,400
Hewlett-Packard Co                                                                 37,400                               1,540,506
International Business Machines Corp                                                9,400                                 913,210
                                                                                                              --------------------
                                                                                                                        3,302,116
                                                                                                              --------------------
Consumer Products - Miscellaneous (0.22%)
Kimberly-Clark Corp                                                                 5,300                                 360,135
                                                                                                              --------------------

Cosmetics & Toiletries (0.94%)
Colgate-Palmolive Co                                                               23,900                               1,559,236
                                                                                                              --------------------

Data Processing & Management (1.34%)
Automatic Data Processing Inc                                                      30,400                               1,497,200
Fidelity National Information Services                                             17,800                                 713,602
                                                                                                              --------------------
                                                                                                                        2,210,802
                                                                                                              --------------------
Diversified Manufacturing Operations (6.52%)
3M Co                                                                              19,100                               1,488,463
Dover Corp                                                                         13,400                                 656,868
General Electric Co                                                               144,900                               5,391,729
Honeywell International Inc                                                        16,100                                 728,364
ITT Corp                                                                           28,400                               1,613,688
Siemens AG ADR                                                                      9,200                                 906,660
                                                                                                              --------------------
                                                                                                                       10,785,772
                                                                                                              --------------------
Diversified Minerals (0.25%)
Anglo American PLC ADR                                                             17,000                                 414,970
                                                                                                              --------------------

Electric - Integrated (2.60%)
Dominion Resources Inc/VA                                                           5,100                                 427,584
FPL Group Inc                                                                      25,200                               1,371,384
Pinnacle West Capital Corp                                                         20,700                               1,048,248
Progress Energy Inc                                                                15,400                                 755,832
Xcel Energy Inc                                                                    30,100                                 694,106
                                                                                                              --------------------
                                                                                                                        4,297,154
                                                                                                              --------------------
Electric Products - Miscellaneous (1.08%)
Emerson Electric Co                                                                40,690                               1,793,208
                                                                                                              --------------------

Electronic Components - Semiconductors (1.90%)
Intel Corp                                                                         41,000                                 830,250
Microchip Technology Inc                                                           32,500                               1,062,750
Samsung Electronics (b)                                                             1,600                                 527,312
Texas Instruments Inc                                                              24,900                                 717,120
                                                                                                              --------------------
                                                                                                                        3,137,432
                                                                                                              --------------------
Electronics - Military (0.62%)
L-3 Communications Holdings Inc                                                    12,500                               1,022,250
                                                                                                              --------------------

Fiduciary Banks (1.24%)
Bank of New York Co Inc/The                                                        21,100                                 830,707
Mellon Financial Corp                                                              29,100                               1,226,565
                                                                                                              --------------------
                                                                                                                        2,057,272
                                                                                                              --------------------
Finance - Credit Card (0.69%)
American Express Co                                                                18,900                               1,146,663
                                                                                                              --------------------

Finance - Investment Banker & Broker (6.22%)
Citigroup Inc                                                                      38,100                               2,122,170
Goldman Sachs Group Inc                                                            10,400                               2,073,240
JPMorgan Chase & Co                                                                41,300                               1,994,790
Lehman Brothers Holdings Inc                                                       15,800                               1,234,296
Morgan Stanley                                                                     23,800                               1,938,034
UBS AG                                                                             15,300                                 923,049
                                                                                                              --------------------
                                                                                                                       10,285,579
                                                                                                              --------------------
Finance - Mortgage Loan/Banker (1.47%)
Countrywide Financial Corp                                                         38,100                               1,617,345
Freddie Mac                                                                        12,100                                 821,590
                                                                                                              --------------------
                                                                                                                        2,438,935
                                                                                                              --------------------
Food - Confectionery (0.79%)
Hershey Co/The                                                                     10,000                                 498,000

Food - Confectionery
WM Wrigley Jr Co                                                                   15,600                                 806,832
                                                                                                              --------------------
                                                                                                                        1,304,832
                                                                                                              --------------------
Food - Miscellaneous/Diversified (0.09%)
Cadbury Schweppes PLC ADR                                                           3,400                                 145,962
                                                                                                              --------------------

Food - Retail (0.23%)
Kroger Co/The                                                                      16,400                                 378,348
                                                                                                              --------------------

Food - Wholesale & Distribution (0.65%)
Sysco Corp                                                                         29,100                               1,069,716
                                                                                                              --------------------

Forestry (1.18%)
Plum Creek Timber Co Inc                                                            9,700                                 386,545
Weyerhaeuser Co                                                                    22,100                               1,561,365
                                                                                                              --------------------
                                                                                                                        1,947,910
                                                                                                              --------------------
Gold Mining (0.45%)
Barrick Gold Corp                                                                  24,200                                 742,940
                                                                                                              --------------------

Hotels & Motels (0.79%)
Hilton Hotels Corp                                                                 37,400                               1,305,260
                                                                                                              --------------------

Insurance Brokers (0.29%)
Marsh & McLennan Cos Inc                                                           15,800                                 484,428
                                                                                                              --------------------

Investment Management & Advisory Services (3.00%)
AllianceBernstein Holding LP                                                        5,500                                 442,200
Ameriprise Financial Inc                                                            7,300                                 397,850
Franklin Resources Inc                                                             19,100                               2,104,247
Legg Mason Inc                                                                     10,300                                 979,015
T Rowe Price Group Inc                                                             23,800                               1,041,726
                                                                                                              --------------------
                                                                                                                        4,965,038
                                                                                                              --------------------
Life & Health Insurance (1.62%)
Aflac Inc                                                                          10,600                                 487,600
Lincoln National Corp                                                               9,100                                 604,240
Prudential Financial Inc                                                           13,000                               1,116,180
UnumProvident Corp                                                                 23,100                                 480,018
                                                                                                              --------------------
                                                                                                                        2,688,038
                                                                                                              --------------------
Medical - Drugs (3.24%)
Abbott Laboratories                                                                25,900                               1,261,589
Eli Lilly & Co                                                                     10,900                                 567,890
GlaxoSmithKline PLC ADR                                                            15,000                                 791,400
Novartis AG ADR                                                                    15,300                                 878,832
Roche Holding AG ADR                                                               10,100                                 903,445
Sanofi-Aventis ADR                                                                  7,700                                 355,509
Schering-Plough Corp                                                               25,200                                 595,728
                                                                                                              --------------------
                                                                                                                        5,354,393
                                                                                                              --------------------
Medical Instruments (1.17%)
Medtronic Inc                                                                      36,100                               1,931,711
                                                                                                              --------------------

Medical Products (1.47%)
Becton Dickinson & Co                                                              16,400                               1,150,460
Johnson & Johnson                                                                  19,300                               1,274,186
                                                                                                              --------------------
                                                                                                                        2,424,646
                                                                                                              --------------------

Metal - Aluminum (0.18%)
Alcoa Inc                                                                          10,000                                 300,100
                                                                                                              --------------------

Multi-Line Insurance (6.09%)
ACE Ltd                                                                            38,300                               2,319,831
Allstate Corp/The                                                                  19,400                               1,263,134
American International Group Inc                                                   20,900                               1,497,694
Hartford Financial Services Group Inc                                              14,800                               1,380,988
HCC Insurance Holdings Inc                                                          4,800                                 154,032
ING Groep NV ADR                                                                   27,500                               1,214,675
Loews Corp                                                                         17,700                                 734,019
Metlife Inc                                                                        25,600                               1,510,656
                                                                                                              --------------------
                                                                                                                       10,075,029
                                                                                                              --------------------
Multimedia (2.80%)
McGraw-Hill Cos Inc/The                                                            39,400                               2,679,988
News Corp                                                                          34,300                                 763,518
Time Warner Inc                                                                    54,300                               1,182,654
                                                                                                              --------------------
                                                                                                                        4,626,160
                                                                                                              --------------------
Networking Products (0.78%)
Cisco Systems Inc (b)                                                              47,100                               1,287,243
                                                                                                              --------------------

Non-Hazardous Waste Disposal (0.52%)
Waste Management Inc                                                               23,300                                 856,741
                                                                                                              --------------------

Oil - Field Services (1.16%)
Baker Hughes Inc                                                                   15,700                               1,172,162
Schlumberger Ltd                                                                   11,900                                 751,604
                                                                                                              --------------------
                                                                                                                        1,923,766
                                                                                                              --------------------
Oil & Gas Drilling (0.53%)
GlobalSantaFe Corp                                                                 14,800                                 869,944
                                                                                                              --------------------

Oil Company - Exploration & Production (2.03%)
Devon Energy Corp                                                                  16,100                               1,079,988
XTO Energy Inc                                                                     48,500                               2,281,925
                                                                                                              --------------------
                                                                                                                        3,361,913
                                                                                                              --------------------
Oil Company - Integrated (2.91%)
Chevron Corp                                                                       20,700                               1,522,071
Exxon Mobil Corp                                                                   27,400                               2,099,662
Hess Corp                                                                          24,100                               1,194,637
                                                                                                              --------------------
                                                                                                                        4,816,370
                                                                                                              --------------------
Paper & Related Products (0.33%)
International Paper Co                                                             16,100                                 549,010
                                                                                                              --------------------

Pharmacy Services (0.31%)
Caremark Rx Inc                                                                     8,900                                 508,279
                                                                                                              --------------------

Pipelines (0.81%)
Enterprise Products Partners LP                                                     6,000                                 173,880
Kinder Morgan Energy Partners LP                                                    9,000                                 431,100
Williams Cos Inc                                                                   28,400                                 741,808
                                                                                                              --------------------
                                                                                                                        1,346,788
                                                                                                              --------------------
Property & Casualty Insurance (0.91%)
Chubb Corp                                                                         14,200                                 751,322
Fidelity National Financial Inc                                                    31,300                                 747,444
                                                                                                              --------------------
                                                                                                                        1,498,766
                                                                                                              --------------------

Publishing - Newspapers (0.39%)
Tribune Co                                                                         20,700                                 637,146
                                                                                                              --------------------

Publishing - Periodicals (0.05%)
Idearc Inc                                                                          3,100                                  88,815
                                                                                                              --------------------

Quarrying (0.60%)
Vulcan Materials Co                                                                11,000                                 988,570
                                                                                                              --------------------

Real Estate Operator & Developer (0.10%)
Brookfield Properties Corp                                                          4,300                                 169,119
                                                                                                              --------------------

Regional Banks (3.95%)
Bank of America Corp                                                               34,700                               1,852,633
Capital One Financial Corp                                                          5,600                                 430,192
PNC Financial Services Group Inc                                                   10,700                                 792,228
SunTrust Banks Inc                                                                  8,100                                 684,045
US Bancorp                                                                         21,200                                 767,228
Wells Fargo & Co                                                                   56,600                               2,012,696
                                                                                                              --------------------
                                                                                                                        6,539,022
                                                                                                              --------------------
REITS - Apartments (0.57%)
Archstone-Smith Trust                                                               5,700                                 331,797
Equity Residential                                                                 12,100                                 614,075
                                                                                                              --------------------
                                                                                                                          945,872
                                                                                                              --------------------
REITS - Diversified (0.42%)
Duke Realty Corp                                                                    5,000                                 204,500
Vornado Realty Trust                                                                4,000                                 486,000
                                                                                                              --------------------
                                                                                                                          690,500
                                                                                                              --------------------
REITS - Healthcare (0.24%)
Health Care Property Investors Inc                                                 10,900                                 401,338
                                                                                                              --------------------

REITS - Hotels (0.38%)
Host Hotels & Resorts Inc                                                          25,300                                 621,115
                                                                                                              --------------------

REITS - Regional Malls (0.47%)
General Growth Properties Inc                                                       4,900                                 255,927
Macerich Co/The                                                                     3,300                                 285,681
Simon Property Group Inc                                                            2,400                                 243,096
                                                                                                              --------------------
                                                                                                                          784,704
                                                                                                              --------------------
REITS - Shopping Centers (0.38%)
Developers Diversified Realty Corp                                                  4,900                                 308,455
Kimco Realty Corp                                                                   7,000                                 314,650
                                                                                                              --------------------
                                                                                                                          623,105
                                                                                                              --------------------
REITS - Storage (0.29%)
Public Storage Inc                                                                  4,900                                 477,750
                                                                                                              --------------------

REITS - Warehouse & Industrial (0.93%)
AMB Property Corp                                                                   8,400                                 492,324
Prologis                                                                           17,200                               1,045,244
                                                                                                              --------------------
                                                                                                                        1,537,568
                                                                                                              --------------------
Retail - Apparel & Shoe (0.82%)
Nordstrom Inc                                                                      27,400                               1,351,916
                                                                                                              --------------------

Retail - Building Products (1.05%)
Lowe's Cos Inc                                                                     55,700                               1,735,055
                                                                                                              --------------------

Retail - Discount (1.03%)
Target Corp                                                                        29,800                               1,700,090
                                                                                                              --------------------

Retail - Restaurants (0.63%)
McDonald's Corp                                                                    23,500                               1,041,755
                                                                                                              --------------------

Semiconductor Component - Integrated Circuits (0.28%)
Linear Technology Corp                                                             15,400                                 466,928
                                                                                                              --------------------

Semiconductor Equipment (0.63%)
Applied Materials Inc                                                              56,900                               1,049,805
                                                                                                              --------------------

Steel - Specialty (0.49%)
Allegheny Technologies Inc                                                          9,000                                 816,120
                                                                                                              --------------------

Telecommunication Services (0.18%)
Embarq Corp                                                                         5,700                                 299,592
                                                                                                              --------------------

Telephone - Integrated (4.63%)
AT&T Inc                                                                           63,300                               2,262,975
Deutsche Telekom AG ADR                                                             7,700                                 140,140
France Telecom SA ADR                                                               9,100                                 252,070
Sprint Nextel Corp                                                                 46,600                                 880,274
Telefonica SA ADR                                                                   1,200                                  76,500
Telstra Corp Ltd ADR                                                               15,800                                 258,804
Verizon Communications Inc                                                         65,000                               2,420,600
Windstream Corp                                                                    95,800                               1,362,276
                                                                                                              --------------------
                                                                                                                        7,653,639
                                                                                                              --------------------
Television (0.36%)
CBS Corp                                                                           19,300                                 601,774
                                                                                                              --------------------

Tobacco (1.08%)
Altria Group Inc                                                                   20,800                               1,785,056
                                                                                                              --------------------

Tools - Hand Held (0.22%)
Black & Decker Corp                                                                 4,500                                 359,865
                                                                                                              --------------------

Transport - Rail (3.28%)
Norfolk Southern Corp                                                              49,200                               2,474,268
Union Pacific Corp                                                                 32,000                               2,944,640
                                                                                                              --------------------
                                                                                                                        5,418,908
                                                                                                              --------------------
Transport - Services (0.62%)
FedEx Corp                                                                          9,500                               1,031,890
                                                                                                              --------------------

Web Portals (0.45%)
Yahoo! Inc (b)                                                                     29,400                                 750,876
                                                                                                              --------------------

Wireless Equipment (1.60%)
Nokia OYJ ADR                                                                      74,300                               1,509,776
Qualcomm Inc                                                                       30,300                               1,145,037
                                                                                                              --------------------
                                                                                                                        2,654,813
                                                                                                              --------------------
TOTAL COMMON STOCKS                                                                                        $          156,653,863
                                                                                                              --------------------

                                                                               Principal
                                                                                 Amount                              Value
                                                                               ----------- ------------------ --------------------
SHORT TERM INVESTMENTS (4.09%)
Commercial Paper (4.09%)
Investment in Joint Trading Account; HSBC Funding
5.28%, 1/ 2/2007                                                                6,759,757                               6,759,757
                                                                                                              --------------------
TOTAL SHORT TERM INVESTMENTS                                                                               $            6,759,757
                                                                                                              --------------------
Total Investments                                                                                          $          163,413,620
Other Assets in Excess of Liabilities, Net - 1.21%                                                                      2,003,293
                                                                                                              --------------------
TOTAL NET ASSETS - 100.00%                                                                                 $          165,416,913
                                                                                                              ====================
                                                                                                              --------------------

                                                                                                              ====================

(a) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $56,787 or 0.03% of net assets.

(b)  Non-Income Producing Security Unrealized Appreciation (Depreciation)

Unrealized Appreciation                                                                                    $            4,062,217
Unrealized Depreciation                                                                                               (1,607,301)
                                                                                                              --------------------
Net Unrealized Appreciation (Depreciation)                                                                              2,454,916
Cost for federal income tax purposes                                                                                  160,958,704


Portfolio Summary (unaudited)
------------------------------------------------------------- ---------------------------- ------------------ --------------------
Sector                                                                                                                    Percent
------------------------------------------------------------- ---------------------------- ------------------ --------------------
Financial                                                                                                                  33.61%
Industrial                                                                                                                 13.90%
Communications                                                                                                             12.34%
Consumer, Non-cyclical                                                                                                     11.93%
Technology                                                                                                                  7.66%
Energy                                                                                                                      7.45%
Consumer, Cyclical                                                                                                          5.64%
Basic Materials                                                                                                             3.66%
Utilities                                                                                                                   2.60%
Other Assets in Excess of Liabilities, Net                                                                                  1.21%
                                                                                                              --------------------
TOTAL NET ASSETS                                                                                                          100.00%
                                                                                                              ====================


Schedule of Investments
December 31, 2006
Equity Value Account

                                                                                 Shares
                                                                                  Held                               Value
                                                                               ----------- ------------------ --------------------
COMMON STOCKS (95.82%)
Aerospace & Defense (0.82%)
Northrop Grumman Corp                                                                 790                  $               53,483
                                                                                                              --------------------

Apparel Manufacturers (1.36%)
Liz Claiborne Inc                                                                   1,040                                  45,198
VF Corp                                                                               530                                  43,503
                                                                                                              --------------------
                                                                                                                           88,701
                                                                                                              --------------------
Applications Software (1.62%)
Microsoft Corp                                                                      3,530                                 105,406
                                                                                                              --------------------

Beverages - Non-Alcoholic (1.92%)
Coca-Cola Co/The                                                                    1,560                                  75,270
Pepsi Bottling Group Inc                                                            1,600                                  49,456
                                                                                                              --------------------
                                                                                                                          124,726
                                                                                                              --------------------
Chemicals - Diversified (2.00%)
EI Du Pont de Nemours & Co                                                          1,270                                  61,862
PPG Industries Inc                                                                  1,060                                  68,062
                                                                                                              --------------------
                                                                                                                          129,924
                                                                                                              --------------------
Commercial Services - Finance (0.54%)
H&R Block Inc (a)                                                                   1,510                                  34,790
                                                                                                              --------------------

Computers (2.71%)
Hewlett-Packard Co                                                                  2,270                                  93,501
International Business Machines Corp                                                  850                                  82,578
                                                                                                              --------------------
                                                                                                                          176,079
                                                                                                              --------------------
Data Processing & Management (0.55%)
Fiserv Inc (b)                                                                        680                                  35,646
                                                                                                              --------------------

Diversified Manufacturing Operations (4.72%)
Dover Corp                                                                            900                                  44,118
General Electric Co                                                                 2,490                                  92,653
Ingersoll-Rand Co Ltd                                                               1,390                                  54,391
Parker Hannifin Corp                                                                  520                                  39,977
Tyco International Ltd                                                              2,490                                  75,696
                                                                                                              --------------------
                                                                                                                          306,835
                                                                                                              --------------------
Electric - Integrated (2.63%)
Exelon Corp                                                                         1,520                                  94,073
PPL Corp                                                                            2,150                                  77,056
                                                                                                              --------------------
                                                                                                                          171,129
                                                                                                              --------------------
Electronic Components - Semiconductors (0.56%)
Intel Corp                                                                          1,810                                  36,652
                                                                                                              --------------------

Enterprise Software & Services (0.56%)
Oracle Corp (b)                                                                     2,140                                  36,680
                                                                                                              --------------------

Fiduciary Banks (0.96%)
Bank of New York Co Inc/The                                                         1,590                                  62,598
                                                                                                              --------------------

Finance - Investment Banker & Broker (10.38%)
Citigroup Inc                                                                       5,590                                 311,363

Finance - Investment Banker & Broker
JPMorgan Chase & Co                                                                 3,210                                 155,043
Merrill Lynch & Co Inc                                                              1,130                                 105,203
Morgan Stanley                                                                      1,270                                 103,416
                                                                                                              --------------------
                                                                                                                          675,025
                                                                                                              --------------------
Finance - Mortgage Loan/Banker (2.71%)
Freddie Mac                                                                         2,600                                 176,540
                                                                                                              --------------------

Financial Guarantee Insurance (0.57%)
MGIC Investment Corp                                                                  590                                  36,899
                                                                                                              --------------------

Food - Miscellaneous/Diversified (1.13%)
Unilever NV                                                                         2,700                                  73,575
                                                                                                              --------------------

Food - Retail (1.05%)
Kroger Co/The                                                                       2,970                                  68,518
                                                                                                              --------------------

Forestry (1.23%)
Weyerhaeuser Co                                                                     1,130                                  79,834
                                                                                                              --------------------

Gas - Distribution (0.59%)
NiSource Inc                                                                        1,600                                  38,560
                                                                                                              --------------------

Home Decoration Products (0.61%)
Newell Rubbermaid Inc                                                               1,380                                  39,951
                                                                                                              --------------------

Insurance Brokers (0.58%)
Marsh & McLennan Cos Inc                                                            1,230                                  37,712
                                                                                                              --------------------

Life & Health Insurance (0.64%)
Torchmark Corp                                                                        650                                  41,444
                                                                                                              --------------------

Machinery - Farm (0.73%)
Deere & Co                                                                            500                                  47,535
                                                                                                              --------------------

Medical - Drugs (5.41%)
Abbott Laboratories                                                                 1,910                                  93,036
Merck & Co Inc                                                                      1,050                                  45,780
Pfizer Inc                                                                          4,790                                 124,061
Wyeth                                                                               1,750                                  89,110
                                                                                                              --------------------
                                                                                                                          351,987
                                                                                                              --------------------
Medical Laboratory & Testing Service (0.28%)
Quest Diagnostics Inc                                                                 340                                  18,020
                                                                                                              --------------------

Medical Products (1.39%)
Johnson & Johnson                                                                   1,370                                  90,447
                                                                                                              --------------------

Multi-Line Insurance (5.17%)
Allstate Corp/The                                                                   1,350                                  87,899
American International Group Inc                                                    1,620                                 116,089
Hartford Financial Services Group Inc                                                 830                                  77,447
Loews Corp                                                                          1,330                                  55,155
                                                                                                              --------------------
                                                                                                                          336,590
                                                                                                              --------------------
Multimedia (2.65%)
Time Warner Inc                                                                     5,550                                 120,879

Multimedia
Viacom Inc (b)                                                                      1,260                                  51,698
                                                                                                              --------------------
                                                                                                                          172,577
                                                                                                              --------------------
Non-Hazardous Waste Disposal (0.51%)
Waste Management Inc                                                                  910                                  33,461
                                                                                                              --------------------

Office Automation & Equipment (0.61%)
Xerox Corp (b)                                                                      2,350                                  39,833
                                                                                                              --------------------

Oil Company - Exploration & Production (0.80%)
Anadarko Petroleum Corp (a)                                                           530                                  23,066
Devon Energy Corp                                                                     430                                  28,844
                                                                                                              --------------------
                                                                                                                           51,910
                                                                                                              --------------------
Oil Company - Integrated (12.62%)
Chevron Corp                                                                        2,660                                 195,590
ConocoPhillips                                                                      1,880                                 135,266
Exxon Mobil Corp                                                                    4,080                                 312,650
Royal Dutch Shell PLC ADR                                                           2,510                                 177,683
                                                                                                              --------------------
                                                                                                                          821,189
                                                                                                              --------------------
Oil Field Machinery & Equipment (0.12%)
National Oilwell Varco Inc (b)                                                        130                                   7,953
                                                                                                              --------------------

Printing - Commercial (0.66%)
RR Donnelley & Sons Co                                                              1,210                                  43,003
                                                                                                              --------------------

Publicly Traded Investment Fund (1.15%)
SPDR Trust Series 1 (a)                                                               530                                  75,112
                                                                                                              --------------------

Publishing - Newspapers (1.17%)
Gannett Co Inc                                                                      1,260                                  76,180
                                                                                                              --------------------

Regional Banks (9.75%)
Bank of America Corp                                                                4,030                                 215,162
National City Corp (a)                                                              1,140                                  41,678
PNC Financial Services Group Inc                                                      610                                  45,164
US Bancorp                                                                          2,510                                  90,837
Wachovia Corp                                                                       1,830                                 104,218
Wells Fargo & Co                                                                    3,860                                 137,262
                                                                                                              --------------------
                                                                                                                          634,321
                                                                                                              --------------------
Retail - Apparel & Shoe (0.58%)
Gap Inc/The                                                                         1,920                                  37,440
                                                                                                              --------------------

Retail - Building Products (0.80%)
Home Depot Inc (a)                                                                  1,290                                  51,806
                                                                                                              --------------------

Retail - Discount (1.67%)
Dollar General Corp                                                                 3,030                                  48,662
Wal-Mart Stores Inc                                                                 1,300                                  60,034
                                                                                                              --------------------
                                                                                                                          108,696
                                                                                                              --------------------
Retail - Restaurants (1.00%)
McDonald's Corp (a)                                                                 1,470                                  65,165
                                                                                                              --------------------

Savings & Loans - Thrifts (1.26%)
Washington Mutual Inc                                                               1,800                                  81,882
                                                                                                              --------------------


Semiconductor Equipment (0.10%)
Applied Materials Inc                                                                 350                                   6,457
                                                                                                              --------------------

Steel - Producers (0.40%)
Nucor Corp                                                                            470                                  25,690
                                                                                                              --------------------

Telephone - Integrated (5.13%)
AT&T Inc                                                                            3,510                                 125,483
BellSouth Corp                                                                      1,400                                  65,954
Sprint Nextel Corp                                                                  2,990                                  56,481
Verizon Communications Inc                                                          2,300                                  85,652
                                                                                                              --------------------
                                                                                                                          333,570
                                                                                                              --------------------
Tobacco (1.42%)
Altria Group Inc                                                                    1,080                                  92,686
                                                                                                              --------------------
TOTAL COMMON STOCKS                                                                                        $            6,234,217
                                                                                                              --------------------
                                                                               Principal
                                                                                 Amount                              Value
                                                                               ----------- ------------------ --------------------
MONEY MARKET FUNDS (4.21%)
Money Center Banks (4.21%)
BNY Institutional Cash Reserve Fund (c)                                           274,000                                 274,000
                                                                                                              --------------------
TOTAL MONEY MARKET FUNDS                                                                                   $              274,000
                                                                                                              --------------------
Total Investments                                                                                          $            6,508,217
Liabilities in Excess of Other Assets, Net - (0.03)%                                                                      (2,193)
                                                                                                              --------------------
TOTAL NET ASSETS - 100.00%                                                                                 $            6,506,024
                                                                                                              ====================
                                                                                                              --------------------

                                                                                                              ====================

(a)  Security or a portion of the security was on loan at the end of the period.

(b) Non-Income Producing Security (c) Security was purchased with the cash proceeds from securities loans.


Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                                    $            1,008,397
Unrealized Depreciation                                                                                                  (43,319)
                                                                                                              --------------------
Net Unrealized Appreciation (Depreciation)                                                                                965,078
Cost for federal income tax purposes                                                                                    5,543,139


Portfolio Summary (unaudited)
------------------------------------------------------------- ---------------------------- ------------------ --------------------
Sector                                                                                                                    Percent
------------------------------------------------------------- ---------------------------- ------------------ --------------------
Financial                                                                                                                  36.23%
Consumer, Non-cyclical                                                                                                     13.80%
Energy                                                                                                                     13.54%
Communications                                                                                                              8.95%
Industrial                                                                                                                  6.78%
Technology                                                                                                                  6.71%
Consumer, Cyclical                                                                                                          6.02%
Basic Materials                                                                                                             3.62%
Utilities                                                                                                                   3.22%
Funds                                                                                                                       1.16%
Liabilities in Excess of Other Assets, Net                                                                               (-0.03%)
                                                                                                              --------------------
TOTAL NET ASSETS                                                                                                          100.00%
                                                                                                              ====================


Schedule of Investments
December 31, 2006
Government & High Quality Bond Account

                                                                               Principal
                                                                                 Amount                              Value
                                                                               ----------- ------------------ --------------------
BONDS (69.23%)
Asset Backed Securities (7.48%)
Argent Securities Inc
5.47%, 4/25/2036 (a)(b)                                                         4,500,000                  $            4,501,065
Chase Funding Mortgage Loan Asset-Backed Certificates
5.64%, 9/25/2033 (b)                                                              200,941                                 201,496
5.58%, 12/25/2033 (a)(b)                                                          558,608                                 559,380
Countrywide Asset-Backed Certificates
5.73%, 3/25/2033 (b)                                                              406,078                                 406,829
5.63%, 9/25/2033 (b)                                                              222,735                                 222,788
5.49%, 12/29/2036 (a)(c)                                                        1,500,000                               1,504,197
Credit-Based Asset Servicing and Securities
5.52%, 3/25/2036 (a)                                                            1,500,000                               1,500,909
Long Beach Mortgage Loan Trust
5.43%, 10/25/2036 (a)                                                           4,000,000                               4,000,056
Park Place Securities Inc
5.71%, 1/25/2033 (b)                                                              587,816                                 588,070
Popular ABS Mortgage Pass-Through Trust
5.61%, 9/25/2035 (b)                                                            3,000,000                               3,001,506
Saxon Asset Securities Trust
5.51%, 3/25/2036 (a)(b)                                                         4,000,000                               4,001,499
Structured Asset Investment Loan Trust
5.67%, 11/25/2034 (a)(b)                                                          826,296                                 826,594
5.57%, 1/25/2036 (a)(b)                                                         1,500,000                               1,502,875
                                                                                                              --------------------
                                                                                                                       22,817,264
                                                                                                              --------------------
Credit Card Asset Backed Securities (0.72%)
Discover Card Master Trust I
5.37%, 5/15/2011 (b)                                                            2,200,000                               2,201,004
                                                                                                              --------------------

Federal & Federally Sponsored Credit (0.96%)
Federal Farm Credit Bank
2.63%, 9/17/2007                                                                3,000,000                               2,946,828
                                                                                                              --------------------

Finance - Mortgage Loan/Banker (33.12%)
Fannie Mae
5.25%, 8/ 1/2012 (d)                                                            8,950,000                               8,993,515
5.65%, 10/25/2018 (a)(b)                                                          954,144                                 957,170
5.00%, 8/25/2026                                                                2,603,226                               2,583,813
6.63%, 11/15/2030                                                                 550,000                                 656,314
5.55%, 4/25/2034 (b)                                                            5,529,109                               5,529,923
0.31%, 3/25/2036                                                               24,746,331                                 495,916
Fannie Mae Grantor Trust
5.50%, 9/25/2011                                                                3,250,000                               3,315,592
5.34%, 4/25/2012                                                                3,500,000                               3,546,581
5.41%, 5/25/2035 (b)                                                            1,995,443                               1,990,569
5.43%, 7/25/2035 (b)                                                            1,165,573                               1,165,757
5.50%, 9/25/2035 (b)                                                            3,500,000                               3,505,775
Fannie Mae Whole Loan
5.50%, 5/25/2035 (b)                                                            2,241,393                               2,245,212
Federal Home Loan Bank System
2.45%, 3/23/2007                                                                2,000,000                               1,988,058
2.63%, 5/15/2007 (e)                                                            7,000,000                               6,936,230
5.46%, 11/27/2015 (c)                                                           2,424,362                               2,425,103

Finance - Mortgage Loan/Banker
Freddie Mac
4.25%, 4/ 5/2007                                                                6,500,000                               6,484,712
4.13%, 7/12/2010 (d)                                                            3,200,000                               3,118,413
4.88%, 11/15/2013                                                               3,200,000                               3,180,470
5.75%, 6/27/2016                                                                1,900,000                               1,977,486
4.50%, 7/15/2017                                                                4,800,000                               4,648,978
5.65%, 6/15/2018 (b)                                                            3,920,858                               3,931,390
5.75%, 7/15/2023 (b)                                                            3,555,744                               3,571,626
5.55%, 4/15/2030 (b)                                                            5,008,282                               5,009,578
5.50%, 9/15/2031                                                                1,075,000                               1,064,781
Ginnie Mae
1.82%, 10/16/2012 (b)                                                          79,627,158                               3,705,776
3.89%, 7/16/2026 (c)                                                            1,300,000                               1,256,684
5.08%, 1/16/2030 (b)                                                            1,249,317                               1,243,581
4.26%, 2/16/2032                                                                1,847,306                               1,798,989
0.97%, 6/17/2045 (b)                                                           28,085,023                               1,553,020
0.48%, 11/16/2045                                                               3,352,711                                 187,668
1.14%, 5/16/2046 (c)                                                            8,585,000                                 537,904
1.07%, 10/16/2046                                                              12,490,037                                 873,933
SLM Student Loan Trust
5.47%, 10/25/2016 (b)                                                           5,875,000                               5,880,170
5.55%, 9/17/2018 (b)                                                            4,700,000                               4,718,980
                                                                                                              --------------------
                                                                                                                      101,079,667
                                                                                                              --------------------
Home Equity - Other (8.24%)
ACE Securities Corp
5.56%, 9/25/2035 (a)(b)                                                         2,200,000                               2,200,827
American Home Mortgage Investment Trust
5.54%, 11/25/2030 (a)(b)                                                        2,644,216                               2,645,944
Asset Backed Securities Corp Home Equity
5.61%, 3/25/2035 (a)(b)                                                           647,470                                 647,995
Chase Funding Loan Acquisition Trust
5.71%, 6/25/2034 (b)                                                              490,974                                 491,614
First NLC Trust
5.58%, 5/25/2035 (b)                                                            1,616,157                               1,617,066
JP Morgan Mortgage Acquisition Corp
5.61%, 7/25/2035 (a)(b)                                                         4,600,000                               4,618,427
Morgan Stanley Home Equity Loans
5.52%, 2/25/2036 (a)(b)                                                         4,750,000                               4,760,541
Nomura Home Equity Loan Inc
5.57%, 5/25/2035 (a)(b)                                                         2,375,000                               2,376,989
Residential Asset Securities Corp
5.51%, 7/25/2035 (b)                                                            3,800,000                               3,801,622
Soundview Home Equity Loan Trust
5.41%, 7/25/2036 (b)                                                            2,000,000                               2,000,264
                                                                                                              --------------------
                                                                                                                       25,161,289
                                                                                                              --------------------
Mortgage Backed Securities (18.71%)
Banc of America Commercial Mortgage Inc
4.73%, 7/10/2043 (b)                                                            2,500,000                               2,390,542
Banc of America Funding Corp
5.40%, 7/20/2036 (a)(b)                                                         2,495,461                               2,491,654
5.60%, 7/20/2036 (a)                                                            1,419,573                               1,421,391
Bear Stearns Mortgage Funding Trust
5.53%, 7/25/2036 (a)(b)(c)                                                        984,811                                 984,811
Commercial Mortgage Pass Through Certificates
0.05%, 12/10/2046                                                              20,480,000                                 257,600
Credit Suisse Mortgage Capital Certificates
0.06%, 12/15/2039                                                              13,285,000                                 233,525

Mortgage Backed Securities
CS First Boston Mortgage Securities Corp
0.46%, 11/15/2036 (b)(f)                                                       11,178,900                                 464,990
0.20%, 1/15/2037 (b)(f)                                                        10,233,592                                 254,348
GE Capital Commercial Mortgage Corp
5.33%, 11/10/2045 (b)(d)                                                        3,500,000                               3,515,470
G-Force LLC
5.65%, 12/25/2039 (b)(f)                                                        2,300,000                               2,300,388
Greenwich Capital Commercial Funding Corp
5.22%, 4/10/2037                                                                3,500,000                               3,474,979
GS Mortgage Securities Corp
0.65%, 11/10/2039                                                              23,894,985                               1,080,651
Impac CMB Trust
5.66%, 4/25/2035 (b)                                                            1,643,677                               1,645,031
Impac Secured Assets CMN Owner Trust
5.59%, 12/25/2031 (b)                                                           1,522,058                               1,525,869
JP Morgan Chase Commercial Mortgage Securities
0.34%, 9/12/2037 (b)                                                           75,220,815                               1,043,847
JP Morgan Mortgage Trust
4.95%, 11/25/2035 (b)                                                           2,250,000                               2,245,592
5.32%, 4/25/2036 (b)                                                            1,330,357                               1,327,909
5.98%, 8/25/2036 (b)                                                            1,825,000                               1,856,689
6.00%, 8/25/2036 (b)                                                            2,724,335                               2,716,264
5.58%, 10/25/2036                                                               3,700,000                               3,686,037
5.87%, 1/25/2037 (c)                                                            4,600,000                               4,597,700
LB-UBS Commercial Mortgage Trust
5.90%, 6/15/2038 (b)                                                            2,000,000                               2,092,001
0.06%, 11/15/2038 (f)                                                          10,425,000                                 183,252
0.72%, 11/15/2038 (f)                                                           3,625,000                                 182,383
0.76%, 7/15/2040 (b)                                                           84,799,472                               2,578,150
Merrill Lynch Mortgage Trust
5.66%, 5/12/2039 (b)                                                            2,000,000                               2,058,137
0.58%, 5/12/2043                                                               38,096,152                               1,011,369
Merrill Lynch/Countrywide Commercial Mortgage Trust
0.05%, 12/12/2049                                                              25,075,000                                 374,166
Morgan Stanley Capital I
0.37%, 8/13/2042                                                               142,521,891                              2,744,059
0.04%, 12/15/2043 (f)                                                          21,525,000                                 292,605
Wachovia Bank Commercial Mortgage Trust
0.64%, 5/15/2044 (b)(f)                                                        75,345,651                               1,937,913
WAMU Alternative Mortgage Pass-Through Certificates
5.63%, 6/25/2046 (a)(b)                                                         4,117,107                               4,122,776
                                                                                                              --------------------
                                                                                                                       57,092,098
                                                                                                              --------------------
TOTAL BONDS                                                                                                $          211,298,150
                                                                                                              --------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (62.26%) Federal Home Loan
Mortgage Corporation (FHLMC) (19.65%)
5.00%, 10/ 1/2025                                                               3,640,568                               3,540,533
5.00%, 1/ 1/2037 (g)                                                           12,385,000                              11,947,661
5.50%, 1/ 1/2037 (g)                                                           12,835,000                              12,690,606
6.00%, 1/ 1/2037 (g)                                                            6,170,000                               6,214,350
6.00%, 1/ 1/2009                                                                   96,199                                  96,377
6.00%, 2/ 1/2009                                                                   25,585                                  25,626
6.00%, 7/ 1/2009                                                                  155,716                                 156,243
6.50%, 6/ 1/2017                                                                  590,775                                 604,542
6.00%, 7/ 1/2017                                                                  328,984                                 333,740
5.50%, 4/ 1/2018                                                                  865,404                                 866,875
6.50%, 6/ 1/2018                                                                   41,752                                  42,925
6.50%, 8/ 1/2021                                                                   49,715                                  50,988
7.00%, 9/ 1/2023                                                                   61,481                                  63,358

Federal Home Loan Mortgage Corporation (FHLMC)
6.00%, 12/ 1/2023                                                                  77,928                                  78,876
7.00%, 12/ 1/2023                                                                  37,932                                  39,107
7.00%, 1/ 1/2024                                                                   34,819                                  35,912
5.50%, 2/ 1/2024                                                                   87,273                                  86,845
5.50%, 3/ 1/2024                                                                   52,266                                  52,020
6.50%, 4/ 1/2024                                                                   52,303                                  53,593
6.00%, 8/ 1/2025                                                                   53,551                                  54,233
6.00%, 1/ 1/2026                                                                   23,017                                  23,310
6.50%, 4/ 1/2026                                                                   44,200                                  45,364
6.50%, 5/ 1/2026                                                                   94,272                                  96,677
7.00%, 9/ 1/2027                                                                   46,211                                  47,706
6.50%, 12/ 1/2027                                                                  46,941                                  48,175
6.50%, 1/ 1/2028                                                                   33,693                                  34,579
7.00%, 2/ 1/2028                                                                   10,542                                  10,883
6.50%, 3/ 1/2028                                                                   39,283                                  40,302
7.00%, 4/ 1/2028                                                                  205,419                                 211,975
7.00%, 5/ 1/2028                                                                   32,091                                  33,115
7.00%, 8/ 1/2028                                                                   65,895                                  67,998
6.50%, 9/ 1/2028                                                                   80,917                                  83,017
6.50%, 10/ 1/2028                                                                 222,285                                 228,054
6.50%, 11/ 1/2028                                                                  55,817                                  57,266
6.50%, 12/ 1/2028                                                                 114,144                                 117,107
7.50%, 10/ 1/2030                                                                 111,936                                 116,501
8.00%, 10/ 1/2030                                                                 135,986                                 142,907
7.50%, 2/ 1/2031                                                                  119,665                                 124,545
6.50%, 7/ 1/2031                                                                  175,261                                 179,372
6.50%, 8/ 1/2031                                                                   64,282                                  65,790
6.50%, 10/ 1/2031                                                                  73,720                                  75,449
7.00%, 10/ 1/2031                                                                 103,850                                 106,824
6.00%, 12/ 1/2031                                                                 306,981                                 310,185
6.50%, 12/ 1/2031                                                                 252,250                                 258,167
6.50%, 2/ 1/2032                                                                  248,356                                 254,182
6.50%, 5/ 1/2032                                                                  522,599                                 534,341
6.50%, 8/ 1/2032                                                                2,139,329                               2,187,393
5.00%, 12/ 1/2032                                                               1,585,549                               1,533,134
5.50%, 3/ 1/2033                                                                3,026,289                               2,997,342
5.00%, 6/ 1/2033                                                                5,283,169                               5,106,646
6.00%, 8/ 1/2036                                                                3,391,565                               3,416,648
6.50%, 11/ 1/2036                                                               1,087,553                               1,107,718
4.83%, 9/ 1/2032                                                                  304,748                                 308,181
5.69%, 9/ 1/2033 (b)                                                              356,538                                 363,553
4.17%, 2/ 1/2034 (b)                                                              990,964                               1,003,739
4.69%, 8/ 1/2035 (b)                                                            1,612,399                               1,590,856
                                                                                                              --------------------
                                                                                                                       59,963,411
                                                                                                              --------------------
Federal National Mortgage Association (FNMA) (20.49%)
5.00%, 1/ 1/2037 (g)                                                            2,075,000                               2,003,022
5.50%, 1/ 1/2037 (g)                                                            7,475,000                               7,386,234
6.00%, 1/ 1/2037 (g)                                                           10,340,000                              10,407,851
6.50%, 1/ 1/2037 (g)                                                            1,630,000                               1,660,562
6.00%, 2/ 1/2009                                                                   79,855                                  79,927
6.50%, 6/ 1/2016                                                                  242,096                                 248,010
6.00%, 8/ 1/2016                                                                  429,318                                 435,708
5.50%, 8/ 1/2017                                                                  787,260                                 789,139
6.50%, 8/ 1/2017                                                                  480,158                                 491,771
5.00%, 1/ 1/2018                                                                2,359,147                               2,326,570
5.50%, 1/ 1/2018                                                                1,491,886                               1,495,446
5.50%, 7/ 1/2019                                                                  434,369                                 434,682
5.50%, 8/ 1/2019                                                                1,222,606                               1,223,486

Federal National Mortgage Association (FNMA)
5.50%, 9/ 1/2019                                                                  680,499                                 680,989
5.50%, 10/ 1/2019                                                                 235,629                                 235,799
7.50%, 4/ 1/2022                                                                   39,953                                  41,659
6.00%, 6/ 1/2022                                                                  346,545                                 351,135
6.00%, 11/ 1/2023                                                                  37,585                                  38,021
6.50%, 11/ 1/2023                                                                 110,362                                 113,099
5.50%, 5/ 1/2024                                                                  281,026                                 279,288
6.50%, 5/ 1/2024                                                                   87,399                                  89,574
6.50%, 7/ 1/2025                                                                   19,743                                  20,236
6.50%, 8/ 1/2025                                                                  109,286                                 112,419
6.50%, 2/ 1/2026                                                                   29,231                                  30,011
6.00%, 3/ 1/2026                                                                   10,926                                  11,063
6.50%, 3/ 1/2026                                                                   23,233                                  23,854
6.50%, 5/ 1/2026                                                                   43,618                                  44,782
6.50%, 6/ 1/2026                                                                   20,477                                  21,023
7.00%, 1/ 1/2027                                                                   23,413                                  24,181
7.50%, 7/ 1/2027                                                                   23,948                                  25,007
7.00%, 11/ 1/2027                                                                  20,621                                  21,297
6.50%, 7/ 1/2028                                                                   24,329                                  24,971
6.50%, 9/ 1/2028                                                                   26,236                                  26,929
6.00%, 11/ 1/2028                                                                 200,867                                 203,155
7.00%, 10/ 1/2029                                                                 193,807                                 199,806
7.00%, 6/ 1/2030                                                                   51,846                                  53,383
8.00%, 6/ 1/2030                                                                   17,846                                  18,823
7.00%, 5/ 1/2031                                                                  137,536                                 141,527
7.50%, 5/ 1/2031                                                                  152,601                                 158,904
6.50%, 9/ 1/2031                                                                  383,884                                 393,004
6.00%, 12/ 1/2031                                                                 241,190                                 243,553
7.00%, 2/ 1/2032                                                                  163,466                                 168,155
7.00%, 4/ 1/2032                                                                  344,326                                 354,204
4.62%, 12/ 1/2032 (b)                                                             912,204                                 915,256
6.00%, 1/ 1/2033                                                                  910,613                                 918,923
5.50%, 9/ 1/2033                                                                9,414,074                               9,318,110
5.14%, 12/ 1/2033 (b)                                                           1,518,546                               1,500,295
3.67%, 7/ 1/2034 (b)                                                              562,786                                 562,704
4.89%, 9/ 1/2034 (b)                                                            3,178,025                               3,170,844
4.73%, 2/ 1/2035 (b)                                                            2,912,489                               2,863,045
4.72%, 4/ 1/2035 (b)                                                            2,545,763                               2,478,222
5.09%, 8/ 1/2035                                                                4,096,626                               4,097,516
5.72%, 2/ 1/2036 (b)                                                              512,280                                 513,938
5.00%, 3/ 1/2036                                                                1,925,628                               1,859,033
5.79%, 6/ 1/2036 (b)(c)                                                           285,269                                 285,194
6.50%, 8/ 1/2036                                                                  911,001                                 928,178
                                                                                                              --------------------
                                                                                                                       62,543,517
                                                                                                              --------------------
Government National Mortgage Association (GNMA) (4.30%)
5.00%, 9/15/2033                                                                   67,232                                  65,466
5.50%, 11/15/2033                                                                 406,938                                 405,452
5.00%, 1/ 1/2037 (g)                                                            3,990,000                               3,879,030
5.50%, 1/ 1/2037 (g)                                                            3,155,000                               3,139,225
7.00%, 1/15/2024                                                                   18,308                                  18,920
7.00%, 12/15/2027                                                                  50,266                                  52,004
7.00%, 3/15/2028                                                                  293,738                                 303,549
7.00%, 5/15/2028                                                                  155,532                                 160,727
7.00%, 5/15/2031                                                                   73,747                                  76,230
7.00%, 9/15/2031                                                                  231,254                                 238,988
7.00%, 6/15/2032                                                                  689,047                                 712,005
6.00%, 5/20/2024                                                                  180,674                                 182,997
6.00%, 6/20/2024                                                                  338,219                                 342,568

Government National Mortgage Association (GNMA)
6.00%, 11/20/2025                                                                  62,405                                  63,230
6.50%, 12/20/2025                                                                  44,336                                  45,441
6.50%, 1/20/2026                                                                  102,268                                 104,873
6.00%, 2/20/2026                                                                   40,991                                  41,568
6.50%, 2/20/2026                                                                   77,714                                  79,694
6.00%, 4/20/2026                                                                   61,722                                  62,589
6.00%, 5/20/2026                                                                   28,706                                  29,110
6.00%, 6/20/2026                                                                   78,150                                  79,248
6.00%, 7/20/2026                                                                   21,586                                  21,890
6.00%, 9/20/2026                                                                   58,315                                  59,130
6.00%, 3/20/2027                                                                  152,481                                 154,612
6.00%, 1/20/2028                                                                   66,071                                  66,991
6.00%, 3/20/2028                                                                   27,438                                  27,821
6.00%, 6/20/2028                                                                  150,966                                 153,070
6.00%, 7/20/2028                                                                  100,548                                 101,949
6.00%, 3/20/2029                                                                  178,929                                 181,423
6.00%, 7/20/2029                                                                  201,359                                 204,129
5.50%, 5/20/2035                                                                2,073,090                               2,058,440
                                                                                                              --------------------
                                                                                                                       13,112,369
                                                                                                              --------------------
U.S. Treasury (11.78%)
4.13%, 8/15/2010 (d)                                                           11,000,000                              10,791,176
4.25%, 10/15/2010 (d)                                                           5,850,000                               5,759,506
4.25%, 8/15/2014 (d)                                                            4,000,000                               3,882,812
4.13%, 5/15/2015 (d)                                                            4,500,000                               4,320,878
4.25%, 8/15/2015                                                                1,450,000                               1,403,101
6.88%, 8/15/2025 (d)                                                            5,500,000                               6,808,829
5.38%, 2/15/2031 (d)                                                            2,800,000                               2,999,282
                                                                                                              --------------------
                                                                                                                       35,965,584
                                                                                                              --------------------
U.S. Treasury Inflation-Indexed Obligations (3.47%)
3.88%, 1/15/2009 (d)                                                            6,152,450                               6,321,642
3.00%, 7/15/2012 (d)                                                            4,152,732                               4,273,585
                                                                                                              --------------------
                                                                                                                       10,595,227
                                                                                                              --------------------
U.S. Treasury Strip (2.57%)
0.00%, 11/15/2015 (h)                                                           1,750,000                               1,153,859
0.00%, 5/15/2020 (h)                                                           10,500,000                               5,467,455
0.00%, 8/15/2025 (h)                                                            3,000,000                               1,204,683
                                                                                                              --------------------
                                                                                                                        7,825,997
                                                                                                              --------------------
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS                                                      $          190,006,105
                                                                                                              --------------------
SHORT TERM INVESTMENTS (2.56%)
Commercial Paper (2.56%)
BP Capital Markets PLC
5.27%, 1/ 2/2007 (a)                                                              750,000                                 749,890
Investment in Joint Trading Account; Federal Home Loan Bank
0.00%, 1/ 2/2007 (h)                                                            7,062,929                               7,061,987
                                                                                                              --------------------
                                                                                                                        7,811,877
                                                                                                              --------------------
TOTAL SHORT TERM INVESTMENTS                                                                               $            7,811,877
                                                                                                              --------------------
MONEY MARKET FUNDS (4.78%)
Money Center Banks (4.78%)
BNY Institutional Cash Reserve Fund (a)                                        14,601,000                              14,601,000
                                                                                                              --------------------
TOTAL MONEY MARKET FUNDS                                                                                   $           14,601,000
                                                                                                              --------------------
Total Investments                                                                                          $          423,717,132
Liabilities in Excess of Other Assets, Net - (38.83)%                                                               (118,513,715)
                                                                                                              --------------------
TOTAL NET ASSETS - 100.00%                                                                                 $          305,203,417
                                                                                                              ====================
                                                                                                              --------------------

                                                                                                              ====================

(a)  Security was purchased with the cash proceeds from securities loans.

(b)  Variable Rate

(c) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $11,591,593 or 3.80% of net assets.

(d)  Security or a portion of the security was on loan at the end of the period.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $396,356 or 0.13% of net assets.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $5,615,879 or 1.84% of net assets.


(g) Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements.

(h)  Non-Income Producing Security

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                                    $            1,185,033
Unrealized Depreciation                                                                                               (3,649,608)
                                                                                                              --------------------
Net Unrealized Appreciation (Depreciation)                                                                            (2,464,575)
Cost for federal income tax purposes                                                                                  426,181,707


                                   SCHEDULE OF INTEREST RATE SWAP AGREEMENTS
                                                                                                                  Unrealized
                                                                                Notional                         Appreciation/
Description                                                                      Amount                         (Depreciation)
--------------------------------------------------- -------------------------- ----------- ------------------ --------------------
Receive semi-annually a fixed rate of 5.40% and pay quarterly a floating
rate based on 3-month LIBOR to Morgan                                           1,300,000                  $               20,676
Stanley. Expires October 2036.



                                    SCHEDULE OF TOTAL RETURN SWAP AGREEMENTS
                                                                                                                  Unrealized
                                                                                Notional                         Appreciation/
Description                                                                      Amount                         (Depreciation)
---------------------------------------------------------- ------------------- ----------- ------------------ --------------------
Receive a monthly return equal to a 4.50% 15 year Fannie Mae Obligation and
pay monthly a floating rate based on                                            3,392,735                  $             (11,688)
1-month LIBOR less 40 basis points with UBS AG.  Expires March 2007.


Receive a monthly return equal to the Lehman ERISA Eligible CMBS Index and
pay monthly a floating rate based on                                            1,850,000                                (21,661)
1-month LIBOR less 10 basis points with Wachovia Bank.  Expires April 2007.



                                         SCHEDULE OF FUTURES CONTRACTS
                                                                                          Current                 Unrealized
                                                                     Number               Market                 Appreciation/
                                                                        of
Type                                                                 Contracts             Value                (Depreciation)
-------------------------------------------------------------------- --------- ------------------------------ --------------------
Buy:
U.S. 2 Year Note; March 2007                                            85                       $17,342,657            $(66,406)
Sell:
90 Day Euro Dollar; June 2007                                           10                         2,369,250                2,639
90 Day Euro Dollar; September 2007                                      10                         2,372,875                4,250
Put Option; U.S. 10 Year Note; Strike Price 106; February 2007         389                            79,016             (49,598)
U.S. 10 Year Note; March 2007                                          138                        14,830,688              192,984
U.S. 5 Year Note; March 2007                                           150                        15,759,375              133,594

Portfolio Summary (unaudited)
------------------------------------------------------------- ---------------------------- ------------------ --------------------
Sector                                                                                                                    Percent
------------------------------------------------------------- ---------------------------- ------------------ --------------------
Mortgage Securities                                                                                                        79.49%
Government                                                                                                                 32.87%
Asset Backed Securities                                                                                                    21.44%
Financial                                                                                                                   4.78%
Energy                                                                                                                      0.25%
Liabilities in Excess of Other Assets, Net                                                                              (-38.83%)
                                                                                                              --------------------
TOTAL NET ASSETS                                                                                                          100.00%
                                                                                                              ====================

Other Assets Summary (unaudited)
------------------------------------------------------------- ---------------------------- ------------------ --------------------
Asset Type                                                                                                                Percent
------------------------------------------------------------- ---------------------------- ------------------ --------------------
Futures                                                                                                                    17.28%
Interest Rate Swaps                                                                                                         0.01%
Total Return Swaps                                                                                                          0.01%


Schedule of Investments
December 31, 2006
Growth Account

                                                                       Shares
                                                                        Held                                   Value
                                                                     ----------- ---------------------- --------------------
COMMON STOCKS (96.98%)
Advertising Sales (1.47%)
Lamar Advertising Co (a)(b)                                              29,000                      $            1,896,310
                                                                                                        --------------------

Agricultural Chemicals (1.11%)
Potash Corp of Saskatchewan                                              10,000                                   1,434,800
                                                                                                        --------------------

Airlines (2.36%)
UAL Corp (a)(b)                                                          69,000                                   3,036,000
                                                                                                        --------------------

Apparel Manufacturers (0.96%)
Polo Ralph Lauren Corp                                                   16,000                                   1,242,560
                                                                                                        --------------------

Applications Software (2.02%)
Microsoft Corp                                                           87,000                                   2,597,820
                                                                                                        --------------------

Beverages - Non-Alcoholic (5.22%)
Coca-Cola Co/The                                                         73,033                                   3,523,842
PepsiCo Inc                                                              51,200                                   3,202,560
                                                                                                        --------------------
                                                                                                                  6,726,402
                                                                                                        --------------------
Cable TV (0.98%)
Comcast Corp (b)                                                         30,000                                   1,269,900
                                                                                                        --------------------

Casino Hotels (1.60%)
Las Vegas Sands Corp (a)(b)                                              23,000                                   2,058,040
                                                                                                        --------------------

Casino Services (1.94%)
International Game Technology                                            54,000                                   2,494,800
                                                                                                        --------------------

Chemicals - Diversified (1.55%)
EI Du Pont de Nemours & Co                                               41,000                                   1,997,110
                                                                                                        --------------------

Commercial Services (2.47%)
Alliance Data Systems Corp (b)                                           51,000                                   3,185,970
                                                                                                        --------------------

Computers (9.16%)
Apple Computer Inc (b)                                                   46,922                                   3,980,862
Hewlett-Packard Co                                                       95,000                                   3,913,050
International Business Machines Corp                                     26,500                                   2,574,475
Research In Motion Ltd (a)(b)                                            10,500                                   1,341,690
                                                                                                        --------------------
                                                                                                                 11,810,077
                                                                                                        --------------------
Computers - Memory Devices (1.10%)
Network Appliance Inc (a)(b)                                             36,000                                   1,414,080
                                                                                                        --------------------

Cosmetics & Toiletries (1.89%)
Procter & Gamble Co                                                      38,000                                   2,442,260
                                                                                                        --------------------

Dialysis Centers (1.10%)
DaVita Inc (b)                                                           25,000                                   1,422,000
                                                                                                        --------------------


Disposable Medical Products (1.48%)
CR Bard Inc                                                              23,000                                   1,908,310
                                                                                                        --------------------

Diversified Manufacturing Operations (2.80%)
Danaher Corp                                                             17,000                                   1,231,480
Textron Inc                                                              25,300                                   2,372,381
                                                                                                        --------------------
                                                                                                                  3,603,861
                                                                                                        --------------------
Electric Products - Miscellaneous (1.33%)
Emerson Electric Co                                                      39,000                                   1,718,730
                                                                                                        --------------------

Electronic Components - Semiconductors (3.28%)
Broadcom Corp (a)(b)                                                     62,700                                   2,025,837
Nvidia Corp (b)                                                          59,368                                   2,197,210
                                                                                                        --------------------
                                                                                                                  4,223,047
                                                                                                        --------------------
Fiduciary Banks (2.09%)
State Street Corp                                                        40,000                                   2,697,600
                                                                                                        --------------------

Finance - Investment Banker & Broker (7.13%)
Goldman Sachs Group Inc                                                  22,000                                   4,385,700
Morgan Stanley                                                           59,000                                   4,804,370
                                                                                                        --------------------
                                                                                                                  9,190,070
                                                                                                        --------------------
Food - Confectionery (0.92%)
WM Wrigley Jr Co                                                         23,000                                   1,189,560
                                                                                                        --------------------

Food - Miscellaneous/Diversified (0.98%)
ConAgra Foods Inc                                                        47,000                                   1,269,000
                                                                                                        --------------------

Food - Retail (0.99%)
Safeway Inc                                                              37,000                                   1,278,720
                                                                                                        --------------------

Home Decoration Products (1.44%)
Newell Rubbermaid Inc                                                    64,000                                   1,852,800
                                                                                                        --------------------

Hotels & Motels (1.00%)
Marriott International Inc                                               27,000                                   1,288,440
                                                                                                        --------------------

Medical - Biomedical/Gene (3.59%)
Celgene Corp (a)(b)                                                      50,800                                   2,922,524
Genentech Inc (a)(b)                                                     21,000                                   1,703,730
                                                                                                        --------------------
                                                                                                                  4,626,254
                                                                                                        --------------------
Medical - Drugs (1.01%)
Shire PLC ADR                                                            21,000                                   1,296,960
                                                                                                        --------------------

Medical Instruments (0.97%)
Intuitive Surgical Inc (a)(b)                                            13,000                                   1,246,700
                                                                                                        --------------------

Medical Products (1.66%)
Baxter International Inc                                                 46,000                                   2,133,940
                                                                                                        --------------------

Networking Products (2.97%)
Cisco Systems Inc (b)                                                   140,000                                   3,826,200
                                                                                                        --------------------

Oil Company - Exploration & Production (3.35%)
Apache Corp (a)                                                          29,300                                   1,948,743
Devon Energy Corp                                                        35,400                                   2,374,632
                                                                                                        --------------------
                                                                                                                  4,323,375
                                                                                                        --------------------

                                                                                                        --------------------
Pharmacy Services (1.82%)
Caremark Rx Inc                                                          41,000                                   2,341,510
                                                                                                        --------------------

Regional Banks (2.03%)
Bank of America Corp                                                     49,000                                   2,616,110
                                                                                                        --------------------

Retail - Apparel & Shoe (1.55%)
Ltd Brands Inc                                                           69,000                                   1,996,860
                                                                                                        --------------------

Retail - Drug Store (2.63%)
CVS Corp (a)                                                            109,600                                   3,387,736
                                                                                                        --------------------

Retail - Major Department Store (1.26%)
Saks Inc (a)                                                             91,000                                   1,621,620
                                                                                                        --------------------

Retail - Regional Department Store (2.55%)
Kohl's Corp (b)                                                          48,000                                   3,284,640
                                                                                                        --------------------

Retail - Restaurants (2.10%)
McDonald's Corp (a)                                                      61,100                                   2,708,563
                                                                                                        --------------------

Steel - Specialty (1.53%)
Allegheny Technologies Inc                                               21,679                                   1,965,852
                                                                                                        --------------------

Therapeutics (2.75%)
Gilead Sciences Inc (b)                                                  54,600                                   3,545,178
                                                                                                        --------------------

Web Portals (3.86%)
Google Inc (b)                                                           10,790                                   4,968,579
                                                                                                        --------------------

Wireless Equipment (2.98%)
Nokia OYJ ADR                                                            92,000                                   1,869,440
Qualcomm Inc                                                             52,000                                   1,965,080
                                                                                                        --------------------
                                                                                                                  3,834,520
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $          124,972,864
                                                                                                        --------------------
                                                                     Principal
                                                                       Amount                                  Value
                                                                     ----------- ---------------------- --------------------
SHORT TERM INVESTMENTS (3.76%)
Commercial Paper (3.76%)
Investment in Joint Trading Account; HSBC Funding
5.28%, 1/ 2/2007                                                      4,847,187                                   4,847,187
                                                                                                        --------------------
TOTAL SHORT TERM INVESTMENTS                                                                         $            4,847,187
                                                                                                        --------------------
MONEY MARKET FUNDS (19.06%)
Money Center Banks (19.06%)
BNY Institutional Cash Reserve Fund (c)                              24,566,000                                  24,566,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $           24,566,000
                                                                                                        --------------------
Total Investments                                                                                    $          154,386,051
Liabilities in Excess of Other Assets, Net - (19.80)%                                                          (25,518,790)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $          128,867,261
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Security or a portion of the security was on loan at the end of the period.

(b)  Non-Income Producing Security

(c)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $           21,317,708
Unrealized Depreciation                                                                                         (1,064,208)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                       20,253,500
Cost for federal income tax purposes                                                                            134,132,551


Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Sector                                                                                                              Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Financial                                                                                                            34.08%
Consumer, Non-cyclical                                                                                               26.86%
Consumer, Cyclical                                                                                                   19.38%
Technology                                                                                                           15.55%
Communications                                                                                                       12.26%
Basic Materials                                                                                                       4.19%
Industrial                                                                                                            4.13%
Energy                                                                                                                3.35%
Liabilities in Excess of Other Assets, Net                                                                        (-19.80%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================


Schedule of Investments
December 31, 2006
International Emerging Markets Account

                                                                       Shares
                                                                        Held                                   Value
                                                                     ----------- ---------------------- --------------------
COMMON STOCKS (95.47%)
Agricultural Biotech (0.00%)
Global Bio-Chem Technology Group Co Ltd (a)                              33,464                      $                   43
                                                                                                        --------------------

Agricultural Operations (0.66%)
Astra Agro Lestari Tbk PT                                               571,510                                     800,692
                                                                                                        --------------------

Airlines (0.73%)
Korean Air Lines Co Ltd                                                  15,473                                     589,812
Thai Airways International Public Ltd (a)(b)                            232,600                                     290,340
                                                                                                        --------------------
                                                                                                                    880,152
                                                                                                        --------------------
Airport Development & Maintenance (0.29%)
Grupo Aeroportuario ADR (a)(c)                                           15,905                                     354,045
                                                                                                        --------------------

Apparel Manufacturers (0.73%)
Youngone Corp                                                           157,920                                     886,390
                                                                                                        --------------------

Applications Software (1.22%)
Infosys Technologies Ltd ADR                                             18,554                                   1,012,306
Tata Consultancy Services Ltd                                            16,903                                     466,685
                                                                                                        --------------------
                                                                                                                  1,478,991
                                                                                                        --------------------
Auto - Car & Light Trucks (0.80%)
Denway Motors Ltd                                                     1,430,000                                     579,111
Hyundai Motor Co                                                          5,318                                     385,412
                                                                                                        --------------------
                                                                                                                    964,523
                                                                                                        --------------------
Auto - Medium & Heavy Duty Trucks (0.59%)
Mahindra & Mahindra Ltd                                                  34,716                                     712,557
                                                                                                        --------------------

Batteries & Battery Systems (0.74%)
Simplo Technology Co Ltd                                                249,000                                     901,703
                                                                                                        --------------------

Beverages - Non-Alcoholic (0.64%)
Coca-Cola Femsa SA de CV                                                121,400                                     458,720
Coca-Cola Icecek AS (a)                                                  41,816                                     316,094
                                                                                                        --------------------
                                                                                                                    774,814
                                                                                                        --------------------
Beverages - Wine & Spirits (0.39%)
United Spirits Ltd                                                       24,032                                     469,373
                                                                                                        --------------------

Brewery (0.29%)
Compania Cervecerias Unidas SA                                           59,359                                     352,976
                                                                                                        --------------------

Broadcasting Services & Programming (0.40%)
Grupo Televisa SA ADR                                                    17,824                                     481,426
                                                                                                        --------------------

Building - Heavy Construction (0.81%)
Daewoo Engineering & Construction Co Ltd                                 21,910                                     449,980
YTL Corp Bhd - Rights (a)(b)                                             28,060                                       7,715
YTL Corp Bhd                                                            280,600                                     520,955
                                                                                                        --------------------
                                                                                                                    978,650
                                                                                                        --------------------

Building - Residential & Commercial (0.39%)
Cyrela Brazil Realty SA (a)                                              49,000                                     467,639
                                                                                                        --------------------

Building & Construction - Miscellaneous (0.39%)
Murray & Roberts Holdings Ltd                                            81,756                                     467,460
                                                                                                        --------------------

Building Products - Cement & Aggregate (2.32%)
Cemex SAB de CV (a)                                                     503,994                                   1,707,972
Grasim Industries Ltd (a)                                                17,281                                   1,108,224
                                                                                                        --------------------
                                                                                                                  2,816,196
                                                                                                        --------------------
Casino Hotels (0.46%)
Genting Bhd                                                              59,150                                     553,274
                                                                                                        --------------------

Cellular Telecommunications (4.86%)
America Movil SA de CV ADR                                               38,206                                   1,727,675
China Mobile Ltd                                                        263,459                                   2,276,133
Egyptian Co for Mobile Services                                          13,522                                     429,460
Mobile Telesystems OJSC ADR                                              18,400                                     923,496
SK Telecom Co Ltd                                                         2,254                                     539,264
                                                                                                        --------------------
                                                                                                                  5,896,028
                                                                                                        --------------------
Chemicals - Diversified (0.60%)
Nan Ya Plastics Corp                                                    433,630                                     722,606
                                                                                                        --------------------

Coal (0.16%)
Exxaro Resources Ltd                                                     24,516                                     195,757
                                                                                                        --------------------

Commercial Banks (10.62%)
Banco Bradesco SA (a)                                                       450                                      17,724
Banco do Brasil SA                                                       21,568                                     646,081
Banco Santander Chile SA ADR                                             12,175                                     586,348
Bank Millennium SA                                                      178,441                                     488,618
Bank of Communications Co Ltd                                         1,043,000                                   1,265,819
Bank Rakyat Indonesia                                                 1,825,500                                   1,045,347
Bumiputra-Commerce Holdings Bhd                                         276,200                                     606,732
China Construction Bank, Class H (d)                                  1,507,000                                     959,034
China Merchants Bank Co Ltd (a)                                          33,500                                      70,977
Commercial International Bank                                            33,827                                     342,757
FirstRand Ltd                                                           200,024                                     633,163
Kookmin Bank                                                             17,609                                   1,418,187
Nedbank Group Ltd                                                        26,139                                     497,566
Powszechna Kasa Oszczednosci Bank Polaki SA                              31,391                                     508,172
PT Bank Central Asia Tbk                                              1,209,000                                     699,038
Raiffeisen International Bank Holding AS                                  6,535                                     996,446
Sberank RF GDR (a)                                                        5,298                                   1,827,810
Siam Commercial Bank Public (a)(b)                                      157,300                                     257,360
                                                                                                        --------------------
                                                                                                                 12,867,179
                                                                                                        --------------------
Computer Services (0.39%)
Sonda SA (a)                                                            390,560                                     471,820
                                                                                                        --------------------

Computers (0.39%)
High Tech Computer Corp                                                  23,840                                     471,898
                                                                                                        --------------------

Diversified Financial Services (4.09%)
Cathay Financial Holding Co Ltd                                         164,727                                     374,092
Indiabulls Financial Services Ltd                                        34,310                                     511,976
Investec Ltd                                                             80,427                                   1,006,190
Mega Financial Holding Co Ltd                                         1,111,000                                     816,586

Diversified Financial Services
Shin Kong Financial Holding Co Ltd                                      338,478                                     364,603
Shinhan Financial Group Co Ltd                                           16,139                                     824,304
Woori Finance Holdings Co Ltd (a)                                        44,360                                   1,054,146
                                                                                                        --------------------
                                                                                                                  4,951,897
                                                                                                        --------------------
Diversified Minerals (0.51%)
Antofagasta PLC                                                          61,603                                     613,943
                                                                                                        --------------------

Diversified Operations (2.39%)
Barloworld Ltd                                                           22,384                                     523,434
Bidvest Group Ltd (a)                                                    42,966                                     819,713
Citic Pacific Ltd                                                       165,000                                     569,565
Grupo Carso SA de CV                                                    184,000                                     681,122
GS Holdings Corp                                                          9,520                                     308,121
                                                                                                        --------------------
                                                                                                                  2,901,955
                                                                                                        --------------------
Electric - Generation (2.35%)
AES Tiete SA (a)                                                     21,126,432                                     616,043
CEZ                                                                       5,065                                     233,531
China Power International Development Ltd                             1,129,000                                     619,780
China Resources Power Holdings Co                                       728,000                                   1,098,790
Glow Energy PCL (b)                                                     305,304                                     284,204
                                                                                                        --------------------
                                                                                                                  2,852,348
                                                                                                        --------------------
Electric - Integrated (1.38%)
Korea Electric Power Corp (a)                                            13,080                                     596,335
Terna Participacoes SA (a)                                               39,766                                     448,566
Unified Energy System ADR                                                 5,900                                     629,825
                                                                                                        --------------------
                                                                                                                  1,674,726
                                                                                                        --------------------
Electric Products - Miscellaneous (0.53%)
LG Electronics Inc                                                       10,960                                     648,172
                                                                                                        --------------------

Electronic Components - Miscellaneous (1.61%)
AAC Acoustic Technology Holdings Inc (a)                                194,000                                     184,066
HON HAI Precision Industry Co Ltd                                       247,020                                   1,762,533
                                                                                                        --------------------
                                                                                                                  1,946,599
                                                                                                        --------------------
Electronic Components - Semiconductors (4.38%)
Hynix Semiconductor Inc (a)                                              22,213                                     870,606
MediaTek Inc                                                             36,480                                     377,283
Samsung Electronics Co Ltd                                                5,205                                   3,430,823
Sonix Technology Co Ltd                                                 241,000                                     632,361
                                                                                                        --------------------
                                                                                                                  5,311,073
                                                                                                        --------------------
Finance - Credit Card (0.54%)
LG Card Co Ltd                                                            9,920                                     660,267
                                                                                                        --------------------

Finance - Other Services (0.88%)
Grupo Financiero Banorte SA de CV                                       271,800                                   1,062,745
                                                                                                        --------------------

Food - Dairy Products (0.77%)
Wimm-Bill-Dann Foods OJSC ADR (c)                                        14,001                                     931,767
                                                                                                        --------------------

Food - Miscellaneous/Diversified (0.42%)
Tiger Brands Ltd                                                         20,989                                     511,763
                                                                                                        --------------------

Food - Retail (0.71%)
BIM Birlesik Magazalar AS                                                 5,082                                     269,269
Shoprite Holdings Ltd                                                   160,025                                     585,269
                                                                                                        --------------------
                                                                                                                    854,538
                                                                                                        --------------------

Footwear & Related Apparel (0.02%)
Grendene SA                                                               2,176                                      23,374
                                                                                                        --------------------

Gas - Distribution (0.50%)
Korea Gas Corp                                                           13,690                                     606,482
                                                                                                        --------------------

Life & Health Insurance (1.32%)
China Life Insurance Co Ltd                                             301,000                                   1,027,416
Sanlam Ltd                                                              221,168                                     577,104
                                                                                                        --------------------
                                                                                                                  1,604,520
                                                                                                        --------------------
Machinery - General Industry (0.48%)
Industrias CH SA (a)                                                    135,392                                     577,011
                                                                                                        --------------------

Medical - Generic Drugs (0.60%)
Teva Pharmaceutical Industries Ltd ADR (c)                               23,414                                     727,707
                                                                                                        --------------------

Medical - HMO (0.49%)
Odontoprev SA (a)                                                        37,156                                     594,774
                                                                                                        --------------------

Metal - Diversified (1.30%)
Hindustan Zinc Ltd                                                       23,940                                     445,508
MMC Norilsk Nickel ADR (c)                                                7,206                                   1,124,136
                                                                                                        --------------------
                                                                                                                  1,569,644
                                                                                                        --------------------
Metal - Iron (0.30%)
Novolipetsk Steel (b)(c)                                                 15,763                                     366,490
                                                                                                        --------------------

Metal Processors & Fabrication (0.74%)
Catcher Technology Co Ltd                                                91,870                                     897,977
                                                                                                        --------------------

Multi-Line Insurance (0.54%)
Porto Seguro SA (a)                                                      21,047                                     659,831
                                                                                                        --------------------

Non-Ferrous Metals (0.85%)
Grupo Mexico SAB de CV                                                  131,525                                     482,125
Poongsan Corp                                                            22,150                                     552,559
                                                                                                        --------------------
                                                                                                                  1,034,684
                                                                                                        --------------------
Oil Company - Exploration & Production (4.30%)
Oao Gazprom (a)(b)(d)                                                    11,453                                   1,328,548
Oao Gazprom (a)(c)                                                       83,627                                   3,880,293
                                                                                                        --------------------
                                                                                                                  5,208,841
                                                                                                        --------------------
Oil Company - Integrated (9.02%)
China Petroleum & Chemical Corp                                       1,595,108                                   1,476,515
LUKOIL ADR                                                               31,310                                   2,742,756
PetroChina Co Ltd                                                     1,873,990                                   2,654,998
Petroleo Brasileiro SA ADR                                               32,205                                   3,316,793
Sasol Ltd                                                                20,208                                     745,678
                                                                                                        --------------------
                                                                                                                 10,936,740
                                                                                                        --------------------
Oil Refining & Marketing (1.06%)
SK Corp                                                                   7,230                                     567,516
Thai Oil Public (a)(b)                                                  245,594                                     363,715
Tupras Turkiye Petrol Rafinerileri AS                                    21,020                                     359,367
                                                                                                        --------------------
                                                                                                                  1,290,598
                                                                                                        --------------------
Paper & Related Products (0.45%)
Votorantim Celulose e Papel SA ADR (a)                                   27,980                                     548,688
                                                                                                        --------------------


Petrochemicals (0.38%)
Formosa Chemicals & Fibre Corp                                          277,000                                     463,296
                                                                                                        --------------------

Pharmacy Services (0.54%)
Profarma Distribuidora de Produtos Farmacenticos SA (a)                  47,888                                     658,978
                                                                                                        --------------------

Platinum (1.20%)
Anglo Platinum Ltd (c)                                                    7,781                                     949,741
Impala Platinum Holdings Ltd                                             19,297                                     506,277
                                                                                                        --------------------
                                                                                                                  1,456,018
                                                                                                        --------------------
Power Converter & Supply Equipment (1.00%)
Bharat Heavy Electricals                                                 10,118                                     525,640
Delta Electronics Inc                                                   213,150                                     686,842
                                                                                                        --------------------
                                                                                                                  1,212,482
                                                                                                        --------------------
Property & Casualty Insurance (0.47%)
Dongbu Insurance Co Ltd                                                  21,490                                     571,911
                                                                                                        --------------------

Real Estate Operator & Developer (2.38%)
Huaku Construction Corp                                                 270,000                                     582,507
Huang Hsiang Construction Co                                            405,086                                     905,026
Shenzhen Investment Ltd                                               1,922,000                                     800,596
Sistema-Hals (a)                                                         44,439                                     591,039
                                                                                                        --------------------
                                                                                                                  2,879,168
                                                                                                        --------------------
Retail - Hypermarkets (0.07%)
Organizacion Soriana SAB de CV                                           13,341                                      87,927
                                                                                                        --------------------

Retail - Major Department Store (0.79%)
Hyundai Department Store Co Ltd                                           6,302                                     569,213
Parkson Retail Group Ltd                                                 79,500                                     393,499
                                                                                                        --------------------
                                                                                                                    962,712
                                                                                                        --------------------
Retail - Miscellaneous/Diversified (0.60%)
Dufry South America Ltd (a)                                              35,834                                     469,624
Massmart Holdings Ltd                                                    26,286                                     263,113
                                                                                                        --------------------
                                                                                                                    732,737
                                                                                                        --------------------
Semiconductor Component - Integrated Circuits (3.17%)
Holtek Semiconductor Inc                                                201,747                                     391,297
Powertech Technology Inc                                                168,000                                     701,182
Realtek Semiconductor Corp                                              658,000                                   1,132,846
Taiwan Semiconductor Manufacturing Co Ltd                               778,224                                   1,612,095
                                                                                                        --------------------
                                                                                                                  3,837,420
                                                                                                        --------------------
Shipbuilding (0.49%)
Hyundai Heavy Industries                                                  4,372                                     592,335
                                                                                                        --------------------

Steel - Producers (4.07%)
Angang Steel Co Ltd (c)                                                 598,000                                     876,438
China Steel Corp                                                        583,000                                     619,052
Evraz Group SA (b)                                                       15,279                                     392,517
Maanshan Iron & Steel (c)                                             1,134,000                                     622,524
Mittal Steel South Africa Ltd                                            25,982                                     363,987
POSCO ADR (c)                                                            15,892                                   1,313,792
Tenaris SA ADR                                                           14,986                                     747,652
                                                                                                        --------------------
                                                                                                                  4,935,962
                                                                                                        --------------------
Steel - Specialty (0.30%)
Gloria Material Technology Corp                                         244,000                                     365,794
                                                                                                        --------------------


Steel Pipe & Tube (0.47%)
TMK OAO (a)(c)                                                           16,383                                     573,405
                                                                                                        --------------------

Telecommunication Equipment (0.77%)
Foxconn International Holdings Ltd (a)                                  283,884                                     928,847
                                                                                                        --------------------

Telecommunication Services (1.09%)
Digi.Com BHD                                                            105,143                                     452,997
Reliance Communications Ltd (a)                                          46,531                                     495,851
Telekomunikasi Indonesia Tbk PT                                         329,000                                     369,478
                                                                                                        --------------------
                                                                                                                  1,318,326
                                                                                                        --------------------
Telephone - Integrated (2.33%)
Bezeq Israeli Telecommunication Corp Lt                                 311,933                                     506,197
Carso Global Telecom SA de CV (a)                                       335,700                                   1,202,591
Telefonos de Mexico SA de CV ADR (c)                                     25,453                                     718,793
Telkom SA Ltd                                                            19,894                                     401,355
                                                                                                        --------------------
                                                                                                                  2,828,936
                                                                                                        --------------------
Television (0.27%)
BEC World PCL (a)(b)                                                    541,200                                     322,125
                                                                                                        --------------------

Textile - Products (0.38%)
Nishat Mills Ltd                                                        321,500                                     463,661
                                                                                                        --------------------

Tobacco (0.44%)
KT&G Corp                                                                 8,697                                     528,366
                                                                                                        --------------------

Transport - Marine (1.85%)
Pacific Basin Shipping Ltd                                              417,000                                     262,692
Sincere Navigation                                                      453,000                                     590,839
STX Pan Ocean Co Ltd (a)                                                769,000                                     516,427
U-Ming Marine Transport Corp                                            639,000                                     871,676
                                                                                                        --------------------
                                                                                                                  2,241,634
                                                                                                        --------------------
Web Portals (0.41%)
LG Dacom Corp                                                            23,630                                     498,009
                                                                                                        --------------------

Wire & Cable Products (0.60%)
LS Cable Ltd                                                             17,520                                     723,406
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $          115,718,801
                                                                                                        --------------------
PREFERRED STOCKS (3.92%)
Commercial Banks (0.51%)
Banco Bradesco SA                                                        15,267                                     618,112
                                                                                                        --------------------

Diversified Minerals (1.14%)
Cia Vale do Rio Doce                                                     54,736                                   1,386,013
                                                                                                        --------------------

Diversified Operations (0.85%)
Bradespar SA (a)                                                         21,800                                   1,030,564
                                                                                                        --------------------

Electric - Integrated (0.61%)
Cia Energetica de Minas Gerais                                       15,100,000                                     742,031
                                                                                                        --------------------

Investment Companies (0.01%)
Lereko Mobility Pty Ltd                                                   2,003                                      12,352
                                                                                                        --------------------


Paper & Related Products (0.29%)
Aracruz Celulose SA (a)                                                  56,226                                     345,541
                                                                                                        --------------------

Steel - Producers (0.51%)
Gerdau SA                                                                37,749                                     616,811
                                                                                                        --------------------
TOTAL PREFERRED STOCKS                                                                               $            4,751,424
                                                                                                        --------------------
                                                                     Principal
                                                                       Amount                                  Value
                                                                     ----------- ---------------------- --------------------
SHORT TERM INVESTMENTS (0.94%)
Commercial Paper (0.94%)
Investment in Joint Trading Account; HSBC Funding
5.28%, 1/ 2/2007                                                      1,143,481                                   1,143,481
                                                                                                        --------------------
TOTAL SHORT TERM INVESTMENTS                                                                         $            1,143,481
                                                                                                        --------------------
MONEY MARKET FUNDS (7.52%)
Money Center Banks (7.52%)
BNY Institutional Cash Reserve Fund (e)                               9,115,000                                   9,115,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $            9,115,000
                                                                                                        --------------------
Total Investments                                                                                    $          130,728,706
Liabilities in Excess of Other Assets, Net - (7.85)%                                                            (9,517,943)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $          121,210,763
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Non-Income Producing Security

(b) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $3,613,014 or 2.98% of net assets.

(c)  Security or a portion of the security was on loan at the end of the period.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $2,287,582 or 1.89% of net assets.

(e)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $           27,959,650
Unrealized Depreciation                                                                                           (959,180)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                       27,000,470
Cost for federal income tax purposes                                                                            103,677,534


Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Country                                                                                                             Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Korea, Republic Of                                                                                                   16.25%
Taiwan, Province Of China                                                                                            13.40%
Russian Federation                                                                                                   12.63%
Brazil                                                                                                               10.51%
United States                                                                                                         8.46%
China                                                                                                                 8.15%
Mexico                                                                                                                7.87%
South Africa                                                                                                          7.48%
Hong Kong                                                                                                             5.60%
India                                                                                                                 4.74%
Indonesia                                                                                                             2.41%
Malaysia                                                                                                              1.77%
Thailand                                                                                                              1.25%
Chile                                                                                                                 1.16%
Israel                                                                                                                1.02%
Poland                                                                                                                0.82%
Austria                                                                                                               0.82%
Turkey                                                                                                                0.78%
Egypt                                                                                                                 0.64%
Luxembourg                                                                                                            0.62%
United Kingdom                                                                                                        0.51%
Bermuda                                                                                                               0.39%
Pakistan                                                                                                              0.38%
Czech Republic                                                                                                        0.19%
Liabilities in Excess of Other Assets, Net                                                                         (-7.85%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================


Schedule of Investments
December 31, 2006
International SmallCap Account

                                                                       Shares
                                                                        Held                                   Value
                                                                     ----------- ---------------------- --------------------
COMMON STOCKS (97.09%)
Advanced Materials & Products (0.10%)
Ohara Inc                                                                 3,900                      $              180,572
                                                                                                        --------------------

Advertising Services (0.79%)
Aegis Group Plc                                                         530,189                                   1,453,340
                                                                                                        --------------------

Agricultural Chemicals (0.22%)
Incitec Pivot Ltd                                                        14,256                                     396,778
                                                                                                        --------------------

Agricultural Operations (0.07%)
Provimi SA                                                                2,937                                     126,002
                                                                                                        --------------------

Airlines (0.71%)
Deutsche Lufthansa AG                                                    41,303                                   1,135,690
Jazz Air Income Fund                                                     22,439                                     164,326
                                                                                                        --------------------
                                                                                                                  1,300,016
                                                                                                        --------------------
Apparel Manufacturers (0.37%)
Adolfo Dominguez                                                          1,835                                     113,678
China Ting Group Holdings Ltd                                           388,000                                      97,769
Valentino Fashion Group SpA (a)                                          11,196                                     458,156
                                                                                                        --------------------
                                                                                                                    669,603
                                                                                                        --------------------
Appliances (0.19%)
AFG Arboinia - Forster Holding                                              186                                      73,881
Schulthess Group                                                            394                                     282,283
                                                                                                        --------------------
                                                                                                                    356,164
                                                                                                        --------------------
Applications Software (0.33%)
Micro Focus International PLC                                            10,105                                      41,253
NSD CO LTD                                                                8,200                                     260,460
SimCorp A/S                                                               1,230                                     302,448
                                                                                                        --------------------
                                                                                                                    604,161
                                                                                                        --------------------
Athletic Footwear (0.27%)
Puma AG Rudolf Dassler Sport                                              1,267                                     495,093
                                                                                                        --------------------

Audio & Video Products (0.44%)
Canon Electronics Inc (a)                                                16,437                                     571,818
D&M Holdings Inc                                                         47,030                                     178,627
Loewe AG (b)                                                              2,419                                      46,142
                                                                                                        --------------------
                                                                                                                    796,587
                                                                                                        --------------------
Auto/Truck Parts & Equipment - Original (1.30%)
Brembo SpA                                                               19,752                                     241,180
Eagle Industry Co Ltd                                                    26,210                                     240,285
FCC Co Ltd                                                               10,132                                     244,350
Futaba Industrial Co Ltd (a)                                             28,928                                     706,154
Nippon Seiki Co Ltd                                                      12,725                                     298,330
Nissin Kogyo Co Ltd                                                      23,879                                     614,005
Pacific Industrial Co Ltd                                                 7,000                                      44,822
                                                                                                        --------------------
                                                                                                                  2,389,126
                                                                                                        --------------------
Auto/Truck Parts & Equipment - Replacement (0.04%)
Geely Automobile Holdings Ltd                                           800,000                                      79,195
                                                                                                        --------------------


Beverages - Non-Alcoholic (0.20%)
Kagome Co Ltd                                                            25,640                                     359,160
                                                                                                        --------------------

Beverages - Wine & Spirits (1.01%)
C&C Group PLC                                                           104,486                                   1,855,107
                                                                                                        --------------------

Broadcasting Services & Programming (0.08%)
Vislink PLC                                                              70,792                                     140,689
                                                                                                        --------------------

Building - Heavy Construction (0.48%)
Lemminkainen Oyj                                                            936                                      44,604
Maeda Road Construction Co Ltd                                           19,470                                     141,192
Severfield-Rowen PLC                                                     10,120                                     273,246
Trevi Finanziaria SpA                                                    17,657                                     219,096
Veidekke ASA                                                              5,238                                     199,096
                                                                                                        --------------------
                                                                                                                    877,234
                                                                                                        --------------------
Building - Maintenance & Service (0.56%)
Babcock International Group                                             131,549                                   1,032,214
                                                                                                        --------------------

Building - Residential & Commercial (1.63%)
Haseko Corp (b)                                                         134,500                                     481,467
Kaufman & Broad SA                                                        4,818                                     301,082
Persimmon PLC                                                            65,635                                   1,961,095
Sunland Group Ltd                                                        84,841                                     241,758
                                                                                                        --------------------
                                                                                                                  2,985,402
                                                                                                        --------------------
Building & Construction - Miscellaneous (1.35%)
Cosco International Holdings Ltd                                        602,000                                     212,836
Galliford Try PLC                                                        64,314                                     206,518
JM AB                                                                    49,648                                   1,203,861
Kolon Engineering & Construction Co Ltd                                  18,820                                     338,962
Morgan Sindall PLC                                                       19,633                                     510,497
                                                                                                        --------------------
                                                                                                                  2,472,674
                                                                                                        --------------------
Building & Construction Products - Miscellaneous (2.28%)
Geberit AG                                                                1,380                                   2,126,910
Kingspan Group PLC                                                       32,945                                     872,822
Nichias Corp                                                             47,000                                     351,103
Rockwool International AS                                                 1,804                                     279,120
Sika AG (b)                                                                 352                                     545,983
                                                                                                        --------------------
                                                                                                                  4,175,938
                                                                                                        --------------------
Building Products - Air & Heating (0.03%)
Belimo Holding AG                                                            60                                      59,089
                                                                                                        --------------------

Building Products - Cement & Aggregate (1.83%)
Buzzi Unicem SpA                                                         25,309                                     719,296
Cementir SpA                                                             19,030                                     170,694
Ciments Francais SA                                                       2,980                                     572,358
Holcim Ltd                                                               18,566                                   1,701,947
Italmobiliare SpA                                                         1,789                                     191,286
                                                                                                        --------------------
                                                                                                                  3,355,581
                                                                                                        --------------------
Cellular Telecommunications (0.04%)
Okinawa Cellular Telephone Co                                                28                                      75,997
                                                                                                        --------------------

Chemicals - Diversified (2.34%)
C Uyemura & Co Ltd                                                        1,293                                      85,400
Fujimi Inc                                                                7,300                                     209,176
Koninklijke DSM NV                                                       17,858                                     882,351
Lanxess AG (b)                                                           23,857                                   1,326,141
Chemicals - Diversified
Sumitomo Seika Chemicals Co Ltd                                          14,283                                      81,134
Tokuyama Corp (a)                                                        68,000                                   1,035,385
Wacker Chemie AG (b)                                                      5,096                                     663,277
                                                                                                        --------------------
                                                                                                                  4,282,864
                                                                                                        --------------------
Chemicals - Fibers (0.10%)
Han Kuk Carbon Co Ltd (a)(b)                                             23,600                                     188,292
                                                                                                        --------------------

Chemicals - Other (0.58%)
H&R WASAG AG - Rights (b)(c)                                              5,274                                     109,132
H&R WASAG AG                                                              5,274                                     266,433
Kingboard Chemical Holdings Ltd                                         176,000                                     691,256
                                                                                                        --------------------
                                                                                                                  1,066,821
                                                                                                        --------------------
Chemicals - Specialty (0.63%)
Elementis Plc                                                            91,281                                     148,790
Umicore                                                                   5,930                                   1,009,795
                                                                                                        --------------------
                                                                                                                  1,158,585
                                                                                                        --------------------
Commercial Banks (4.56%)
Banca CR Firenze                                                        110,972                                     373,544
Banca Popolare di Milano SCRL                                            32,612                                     566,098
Banco di Desio e della Brianza SpA                                       15,773                                     176,875
Bank of Iwate Ltd/The                                                     2,011                                     112,375
Bank of Nagoya Ltd/The                                                   11,318                                      69,427
Canadian Western Bank                                                     8,300                                     375,658
Daegu Bank                                                               40,600                                     694,129
Dah Sing Banking Group Ltd                                               53,200                                     120,102
Daito Bank Ltd/The                                                       28,765                                      42,783
Deutsche Postbank AG                                                     17,040                                   1,433,740
Higashi-Nippon Bank Ltd/The                                              13,143                                      60,411
Industrial and Commercial Bank of China                                 216,000                                     416,543
Julius Baer Holding AG                                                    8,061                                     887,802
Kagoshima Bank Ltd/The                                                   16,314                                     118,032
Keiyo Bank Ltd/The                                                       74,123                                     408,594
Landesbank Berlin Holding AG (b)                                          6,246                                      65,630
Oita Bank Ltd/The                                                        17,154                                     118,631
Ringkjoebing Landbobank A/S                                                 378                                      72,270
San-In Godo Bank Ltd/The                                                 12,369                                     114,954
Solomon Mutual Savings Bank                                               6,968                                     134,865
Sparebanken Midt-Norge                                                   10,120                                     133,090
Sydbank A/S                                                              20,500                                     979,854
Tokushima Bank Ltd/The                                                   10,172                                      60,175
Vontobel Holding AG                                                       8,084                                     349,632
Wing Hang Bank Ltd                                                       40,000                                     470,540
                                                                                                        --------------------
                                                                                                                  8,355,754
                                                                                                        --------------------
Commercial Services (0.76%)
Aggreko Plc                                                             150,323                                   1,281,806
Daiseki Co Ltd                                                            3,055                                      76,757
ITE Group PLC                                                            11,509                                      39,210
                                                                                                        --------------------
                                                                                                                  1,397,773
                                                                                                        --------------------
Computer Data Security (0.15%)
Protect Data AB                                                          10,157                                     278,926
                                                                                                        --------------------

Computer Services (0.79%)
Alten (b)                                                                10,661                                     397,703
Anite Group PLC                                                          53,150                                      84,814
Indra Sistemas SA                                                        30,855                                     757,985

Computer Services
NEC Fielding Ltd                                                         14,800                                     203,834
                                                                                                        --------------------
                                                                                                                  1,444,336
                                                                                                        --------------------
Computers (0.35%)
Wincor Nixdorf AG                                                         4,171                                     644,521
                                                                                                        --------------------

Computers - Integrated Systems (0.21%)
Information Services International-Dent                                   7,748                                      94,600
Ingenico                                                                  5,269                                     135,281
NS Solutions Corp                                                         5,600                                     157,640
                                                                                                        --------------------
                                                                                                                    387,521
                                                                                                        --------------------
Computers - Peripheral Equipment (0.40%)
Logitech International SA (b)                                            25,119                                     724,606
                                                                                                        --------------------

Consulting Services (0.55%)
Groupe Steria SCA                                                         2,251                                     135,051
Poyry Oyj                                                                 6,595                                     102,727
Savills PLC                                                              58,147                                     774,185
                                                                                                        --------------------
                                                                                                                  1,011,963
                                                                                                        --------------------
Containers - Paper & Plastic (0.03%)
FP Corp                                                                   1,393                                      52,908
                                                                                                        --------------------

Cosmetics & Toiletries (0.50%)
La Parler Co Ltd                                                             52                                      96,130
LG Household & Health Care Ltd                                            3,838                                     509,670
Milbon Co Ltd                                                             3,000                                      83,694
Pigeon Corp                                                              12,600                                     220,756
                                                                                                        --------------------
                                                                                                                    910,250
                                                                                                        --------------------
Direct Marketing (0.12%)
Moshi Moshi Hotline Inc                                                   5,344                                     221,385
                                                                                                        --------------------

Distribution & Wholesale (1.24%)
Diploma Plc                                                               3,877                                      66,460
Dodwell BMS Ltd                                                          20,701                                     132,203
IMS-Intl Metal Service                                                    3,608                                     109,019
Inabata & Co Ltd                                                         14,029                                     109,044
Inchcape Plc                                                            128,246                                   1,270,583
MARR SpA                                                                  8,680                                      82,612
Matsuda Sangyo Co Ltd                                                     8,067                                     171,162
Tat Hong Holdings Ltd                                                   130,000                                     100,016
Trusco Nakayama Corp                                                     11,600                                     236,864
                                                                                                        --------------------
                                                                                                                  2,277,963
                                                                                                        --------------------
Diversified Financial Services (0.52%)
Acta Holding ASA                                                        104,783                                     554,567
Challenger Financial Services Group Ltd (a)                             122,941                                     399,818
                                                                                                        --------------------
                                                                                                                    954,385
                                                                                                        --------------------
Diversified Manufacturing Operations (1.44%)
Aalberts Industries NV                                                    3,974                                     343,604
Charter PLC (b)                                                          95,243                                   1,687,681
Senior PLC                                                               61,967                                      77,651
SKC Co Ltd                                                               21,250                                     535,820
                                                                                                        --------------------
                                                                                                                  2,644,756
                                                                                                        --------------------
Diversified Minerals (1.54%)
Independence Group NL                                                    27,135                                      86,104
Inmet Mining Corp                                                        11,597                                     620,648
Ludin Mining Corp (b)                                                    19,368                                     714,166

Diversified Minerals
Mincor Resources NL                                                     156,841                                     267,412
Nittetsu Mining Co Ltd (a)                                               44,736                                     340,205
Paladin Resources Ltd (b)                                               113,621                                     798,209
                                                                                                        --------------------
                                                                                                                  2,826,744
                                                                                                        --------------------
Diversified Operations (0.52%)
Altri SGPS SA                                                            34,585                                     185,354
Bergman & Beving AB                                                       5,903                                     164,261
Hunting Plc                                                              46,633                                     547,839
Kardan NV (b)                                                             4,773                                      62,943
                                                                                                        --------------------
                                                                                                                    960,397
                                                                                                        --------------------
Electric - Distribution (0.13%)
SP AusNet                                                               217,594                                     230,155
                                                                                                        --------------------

Electric - Integrated (1.56%)
ASM                                                                      66,729                                     365,334
BKW FMB Energie AG                                                          851                                     100,081
Fortis Inc                                                               22,164                                     565,812
International Power PLC                                                 178,206                                   1,332,018
MVV Energie AG                                                            2,024                                      69,680
Union Fenosa SA (a)                                                       8,584                                     424,922
                                                                                                        --------------------
                                                                                                                  2,857,847
                                                                                                        --------------------
Electric - Transmission (0.90%)
Red Electrica de Espana (a)                                              18,854                                     808,615
Terna Rete Elettrica Nazionale SpA                                      245,276                                     831,293
                                                                                                        --------------------
                                                                                                                  1,639,908
                                                                                                        --------------------
Electric Products - Miscellaneous (0.03%)
Solar Holdings A/S                                                          373                                      46,882
                                                                                                        --------------------

Electronic Components - Miscellaneous (0.81%)
Chemring Group PLC                                                       15,992                                     494,730
Nihon Dempa Kogyo Co Ltd                                                  5,700                                     235,175
Nissin Electric Co Ltd                                                   22,000                                      92,618
Star Micronics Co Ltd                                                    30,700                                     612,684
Telecomunicaciones y Energia (b)                                          2,735                                      44,371
                                                                                                        --------------------
                                                                                                                  1,479,578
                                                                                                        --------------------
Electronic Components - Semiconductors (0.19%)
Komatsu Electronic Metals Co Ltd                                          4,556                                     236,596
Nihon Aim Co Ltd                                                             64                                     102,180
                                                                                                        --------------------
                                                                                                                    338,776
                                                                                                        --------------------
Electronic Connectors (0.05%)
Iriso Electronics Co Ltd                                                  2,300                                      86,778
                                                                                                        --------------------

Electronic Measurement Instruments (0.08%)
A&D Co Ltd                                                                1,700                                      40,427
ESPEC Corp                                                                4,700                                      59,873
Sartorius AG                                                              1,087                                      47,280
                                                                                                        --------------------
                                                                                                                    147,580
                                                                                                        --------------------
Electronic Parts Distribution (0.03%)
Marubun Corp                                                              3,700                                      50,741
                                                                                                        --------------------

Electronic Security Devices (0.10%)
Kaba Holding AG (b)                                                         582                                     176,248
                                                                                                        --------------------

Engineering - Research & Development Services (0.95%)
Arcadis NV                                                                6,858                                     422,769

Engineering - Research & Development Services
Bradken Ltd                                                              54,298                                     342,880
Keller Group PLC                                                         26,062                                     459,005
Shinko Plantech Co Ltd                                                    5,305                                      49,036
WorleyParsons Ltd                                                        23,321                                     391,730
WSP Group PLC                                                             6,978                                      78,219
                                                                                                        --------------------
                                                                                                                  1,743,639
                                                                                                        --------------------
Enterprise Software & Services (0.21%)
Axon Group Plc                                                            6,071                                      72,570
Software AG                                                               3,871                                     303,221
                                                                                                        --------------------
                                                                                                                    375,791
                                                                                                        --------------------
Entertainment Software (0.25%)
Capcom Co Ltd                                                            18,600                                     335,255
SCI Entertainment Group Plc (b)                                          13,034                                     126,325
                                                                                                        --------------------
                                                                                                                    461,580
                                                                                                        --------------------
E-Services - Consulting (0.21%)
Ementor ASA (b)                                                          67,407                                     380,537
                                                                                                        --------------------

Feminine Health Care Products (0.27%)
Hengan International Group Co Ltd                                       201,409                                     499,231
                                                                                                        --------------------

Filtration & Separation Products (0.70%)
Alfa Laval AB                                                            28,255                                   1,275,323
                                                                                                        --------------------

Finance - Investment Banker & Broker (0.67%)
Babcock & Brown Ltd                                                      55,202                                   1,080,623
Takagi Securities Co Ltd                                                 34,541                                     142,512
                                                                                                        --------------------
                                                                                                                  1,223,135
                                                                                                        --------------------
Finance - Leasing Company (0.84%)
Banca Italease SpA                                                       21,435                                   1,249,797
Fuyo General Lease Co Ltd                                                 9,374                                     281,996
                                                                                                        --------------------
                                                                                                                  1,531,793
                                                                                                        --------------------
Finance - Other Services (1.41%)
Datamonitor PLC                                                          10,401                                     108,952
Deutsche Boerse AG                                                        5,395                                     995,107
Euronext NV (b)                                                          12,559                                   1,483,771
                                                                                                        --------------------
                                                                                                                  2,587,830
                                                                                                        --------------------
Fisheries (0.20%)
Nippon Suisan Kaisha Ltd                                                 63,700                                     374,155
                                                                                                        --------------------

Food - Dairy Products (0.63%)
Meiji Dairies Corp                                                      127,030                                   1,000,186
Robert Wiseman Dairies Plc                                               14,028                                     155,049
                                                                                                        --------------------
                                                                                                                  1,155,235
                                                                                                        --------------------
Food - Meat Products (0.09%)
Hk-Ruokatalo Oyj                                                          8,661                                     165,777
                                                                                                        --------------------

Food - Miscellaneous/Diversified (0.96%)
Bonduelle S.C.A.                                                          1,724                                     209,939
East Asiatic Co Ltd A/S                                                   6,879                                     384,819
Iaws Group Plc                                                           35,194                                     901,278
Viscofan SA                                                              13,615                                     256,826
                                                                                                        --------------------
                                                                                                                  1,752,862
                                                                                                        --------------------
Food - Retail (0.25%)
Metro Inc                                                                14,200                                     461,989
                                                                                                        --------------------

Food - Wholesale & Distribution (0.21%)
Sligro Food Group NV                                                      5,565                                     378,322
                                                                                                        --------------------

Footwear & Related Apparel (0.20%)
Prime Success International Group                                       387,778                                     360,443
                                                                                                        --------------------

Gas - Distribution (0.23%)
Enagas                                                                   18,403                                     428,039
                                                                                                        --------------------

Home Decoration Products (0.20%)
Hunter Douglas NV                                                         4,501                                     361,839
                                                                                                        --------------------

Hotels & Motels (0.70%)
ITALJOLLY - Compagnia Italiana dei Joll (b)                               2,939                                      95,826
Millennium & Copthorne Hotels PLC                                        46,084                                     550,864
Sol Melia SA                                                             32,151                                     637,036
                                                                                                        --------------------
                                                                                                                  1,283,726
                                                                                                        --------------------
Human Resources (0.65%)
Michael Page International Plc                                           94,615                                     837,813
Robert Walters Plc                                                       37,402                                     239,287
Tempstaff Co Ltd                                                             78                                     110,113
                                                                                                        --------------------
                                                                                                                  1,187,213
                                                                                                        --------------------
Industrial Audio & Video Products (0.10%)
EVS Broadcast Equipment SA                                                3,134                                     181,201
                                                                                                        --------------------

Industrial Gases (0.19%)
Taiyo Nippon Sanso Corp                                                  39,000                                     351,313
                                                                                                        --------------------

Instruments - Controls (0.35%)
Rotork Plc                                                               38,812                                     634,543
                                                                                                        --------------------

Instruments - Scientific (0.07%)
Lasertec Corp                                                             5,500                                     134,952
                                                                                                        --------------------

Internet Content - Information & News (0.19%)
Iress Market Technology Ltd                                              39,435                                     218,518
Seek Ltd (a)                                                             28,611                                     132,794
                                                                                                        --------------------
                                                                                                                    351,312
                                                                                                        --------------------
Internet Gambling (0.44%)
IG Group Holdings PLC                                                   142,840                                     812,465
                                                                                                        --------------------

Investment Companies (0.11%)
ABG Sundal Collier ASA                                                   66,499                                     138,646
Bure Equity AB (b)                                                      114,298                                      55,764
                                                                                                        --------------------
                                                                                                                    194,410
                                                                                                        --------------------
Investment Management & Advisory Services (1.25%)
Allco Finance Group Ltd (a)                                              57,937                                     588,119
Kenedix Inc (a)                                                             204                                     920,533
MFS Ltd (a)                                                              69,440                                     253,233
Risa Partners Inc                                                            53                                     223,570
Secured Capital Japan Co Ltd                                                 48                                     132,700
Simplex Investment Advisors Inc (b)                                         149                                     169,026
                                                                                                        --------------------
                                                                                                                  2,287,181
                                                                                                        --------------------
Life & Health Insurance (0.63%)
Swiss Life Holding (b)                                                    4,584                                   1,148,351
                                                                                                        --------------------


Lighting Products & Systems (0.12%)
Zumtobel AG (b)                                                           6,617                                     211,206
                                                                                                        --------------------

Lottery Services (0.24%)
Intralot SA-Integrated Lottery Systems                                   12,434                                     434,956
                                                                                                        --------------------

Machinery - Construction & Mining (0.72%)
Aichi Corp                                                               26,091                                     253,664
Danieli & Co SpA                                                          7,647                                     150,608
Duro Felguera SA                                                         34,278                                     336,196
Palfinger AG                                                                865                                     106,191
Takeuchi Manufacturing Co Ltd                                            10,100                                     471,031
                                                                                                        --------------------
                                                                                                                  1,317,690
                                                                                                        --------------------
Machinery - Electrical (0.94%)
Disco Corp                                                                8,000                                     562,666
KCI Konecranes Oyj                                                       39,657                                   1,167,383
                                                                                                        --------------------
                                                                                                                  1,730,049
                                                                                                        --------------------
Machinery - General Industry (1.98%)
Deutz AG (b)                                                              9,152                                     121,535
Frigoglass SA                                                             6,266                                     138,298
Haulotte Group                                                           23,165                                     617,693
Laperriere & Verreault Group (b)                                          2,587                                      67,662
MAN AG                                                                   15,041                                   1,364,223
Miyachi Corp                                                              8,200                                     156,069
MMI Holding Ltd                                                         564,201                                     386,250
Sintokogio Ltd                                                           25,259                                     345,970
Toshiba Machine Co Ltd                                                   47,566                                     437,269
                                                                                                        --------------------
                                                                                                                  3,634,969
                                                                                                        --------------------
Machinery - Material Handling (0.19%)
Fuji Machine Manufacturing Co Ltd                                        17,756                                     342,423
                                                                                                        --------------------

Machinery Tools & Related Products (0.82%)
Gildemeister AG                                                          18,233                                     230,094
Mori Seiki Co Ltd (a)                                                    55,100                                   1,233,910
Schweiter Technologies AG                                                   134                                      40,140
                                                                                                        --------------------
                                                                                                                  1,504,144
                                                                                                        --------------------
Medical - Biomedical/Gene (0.07%)
Arpida Ltd (b)                                                            5,100                                     123,681
                                                                                                        --------------------

Medical - Drugs (1.31%)
Actelion Ltd (b)                                                          5,050                                   1,110,710
Daewoong Pharmaceutical Co Ltd                                            5,308                                     335,602
Kobayashi Pharmaceutical Co Ltd                                           5,969                                     222,699
Kyorin Co Ltd                                                            23,000                                     269,224
Nippon Shinyaku Co Ltd                                                   17,000                                     143,851
Oriola-KD OYJ                                                            19,677                                      80,781
Santen Pharmaceutical Co Ltd                                              8,200                                     230,831
                                                                                                        --------------------
                                                                                                                  2,393,698
                                                                                                        --------------------
Medical - Generic Drugs (0.37%)
Sawai Pharmaceutical Co Ltd                                              13,666                                     560,397
Towa Pharmaceutical Co Ltd                                                3,479                                     113,428
                                                                                                        --------------------
                                                                                                                    673,825
                                                                                                        --------------------
Medical - Hospitals (0.41%)
Healthscope Ltd                                                         176,414                                     750,567
                                                                                                        --------------------


Medical - Nursing Homes (0.20%)
Orpea (b)                                                                 3,868                                     366,351
                                                                                                        --------------------

Medical - Wholesale Drug Distribution (0.41%)
Meda AB                                                                  18,611                                     753,036
                                                                                                        --------------------

Medical Information Systems (0.11%)
IBA Health Ltd                                                          197,104                                     199,147
                                                                                                        --------------------

Medical Instruments (0.18%)
Nihon Kohden Corp                                                        14,574                                     333,106
                                                                                                        --------------------

Medical Laboratory & Testing Service (0.06%)
BML Inc                                                                   5,299                                     109,983
                                                                                                        --------------------

Medical Products (0.62%)
Bespak Plc                                                                4,003                                      49,300
Phonak Holding AG                                                        13,559                                   1,079,378
                                                                                                        --------------------
                                                                                                                  1,128,678
                                                                                                        --------------------
Metal - Aluminum (0.18%)
Aluminium of Greece S.A.I.C.                                             13,912                                     333,131
                                                                                                        --------------------

Metal - Diversified (1.82%)
Anvil Mining Ltd (b)                                                      9,950                                      95,306
AUR Resources Inc (a)                                                    24,452                                     508,687
Denison Mines Corp (a)(b)                                                67,100                                     678,969
Kagara Zinc Ltd                                                          67,111                                     370,817
LionOre Mining International Ltd (b)                                     50,844                                     577,699
Nippon Denko Co Ltd                                                       6,134                                      25,411
Pacific Metals Co Ltd                                                    61,000                                     598,185
Perilya Ltd (a)                                                          77,933                                     337,109
Sally Malay Mining Ltd (b)                                               79,478                                     145,547
                                                                                                        --------------------
                                                                                                                  3,337,730
                                                                                                        --------------------
Metal Processors & Fabrication (0.47%)
Ahresty Corp                                                              3,600                                     109,810
Ryobi Ltd                                                                46,302                                     399,192
Taewoong Co Ltd                                                           2,183                                      75,114
TK Corp (b)                                                               6,318                                      91,713
Tocalo Co Ltd                                                             5,000                                     186,127
                                                                                                        --------------------
                                                                                                                    861,956
                                                                                                        --------------------
Metal Products - Distribution (0.16%)
Daiichi Jitsugyo Co Ltd                                                  13,954                                      65,898
Furusato Industries Ltd                                                   5,578                                      79,448
Sato Shoji Corp                                                           6,257                                      60,359
Yamazen Corp                                                             14,153                                      89,196
                                                                                                        --------------------
                                                                                                                    294,901
                                                                                                        --------------------
Metal Products - Fasteners (0.08%)
Oiles Corp                                                                5,612                                     138,644
                                                                                                        --------------------

Miscellaneous Manufacturers (0.43%)
Mecalux SA                                                                7,212                                     292,364
Nippon Pillar Packing Co Ltd                                             20,566                                     223,970
Peace Mark Holdings Ltd                                                 300,000                                     268,054
                                                                                                        --------------------
                                                                                                                    784,388
                                                                                                        --------------------
Mortgage Banks (1.54%)
Aareal Bank AG                                                            3,891                                     181,003
Bradford & Bingley PLC                                                  155,968                                   1,436,061
Mortgage Banks
Northern Rock PLC                                                        52,273                                   1,205,678
                                                                                                        --------------------
                                                                                                                  2,822,742
                                                                                                        --------------------
Motion Pictures & Services (0.02%)
Bandai Visual Co Ltd                                                         13                                      33,864
                                                                                                        --------------------

Multi-Line Insurance (1.15%)
Alm. Brand Skadesforsikring A/S (b)                                       4,250                                     300,949
Fondiaria-Sai SpA                                                        24,503                                   1,172,185
Grupo Catalana Occidente SA                                              10,165                                     368,331
Helvetia Holding AG                                                         807                                     265,909
                                                                                                        --------------------
                                                                                                                  2,107,374
                                                                                                        --------------------
Multimedia (0.20%)
Corus Entertainment - B Shares (b)                                       10,359                                     368,648
                                                                                                        --------------------

Non-Ferrous Metals (1.03%)
Energy Metals Corp (b)                                                    9,967                                      86,324
Hudbay Minerals (b)                                                      52,697                                     986,925
Korea Zinc Co Ltd                                                         3,720                                     394,800
Poongsan Corp                                                            16,420                                     409,617
                                                                                                        --------------------
                                                                                                                  1,877,666
                                                                                                        --------------------
Non-Hazardous Waste Disposal (0.14%)
China Water Affairs Group Ltd (a)(b)                                    680,000                                     259,645
                                                                                                        --------------------

Office Automation & Equipment (0.46%)
Neopost SA                                                                6,772                                     850,579
                                                                                                        --------------------

Oil - Field Services (1.36%)
CCS Income Trust                                                          7,736                                     250,426
Expro International Group                                                 1,285                                      22,317
Fugro NV                                                                 22,405                                   1,070,637
Petrofac Ltd                                                            144,669                                   1,140,826
                                                                                                        --------------------
                                                                                                                  2,484,206
                                                                                                        --------------------
Oil & Gas Drilling (0.22%)
AOC Holdings Inc                                                          7,599                                     124,580
Petrolia Drilling ASA (b)                                               473,916                                     269,823
                                                                                                        --------------------
                                                                                                                    394,403
                                                                                                        --------------------
Oil Company - Exploration & Production (0.94%)
Avenir Diversified Income Trust                                          20,046                                     122,564
Bonterra Energy Income Trust                                              2,064                                      45,257
Dana Petroleum Plc (b)                                                   36,151                                     886,911
Mission Oil & Gas Inc (b)                                                23,699                                     257,079
Oilexco Inc (b)                                                          50,873                                     316,279
Rally Energy Corp (b)                                                    27,824                                      94,962
                                                                                                        --------------------
                                                                                                                  1,723,052
                                                                                                        --------------------
Oil Field Machinery & Equipment (0.10%)
Schoeller-Bleckmann Oilfield Equipment                                    4,132                                     189,596
                                                                                                        --------------------

Oil Refining & Marketing (0.17%)
Fuchs Petrolub AG                                                         3,312                                     249,641
Parkland Income Fund                                                      1,685                                      55,615
                                                                                                        --------------------
                                                                                                                    305,256
                                                                                                        --------------------
Optical Supplies (0.80%)
Cie Generale d'Optique Essilor International SA                          13,699                                   1,472,884
                                                                                                        --------------------


Paper & Related Products (0.11%)
Portucel Empresa Produtora de Pasta e P                                  62,979                                     199,524
                                                                                                        --------------------

Pipelines (0.17%)
AltaGas Income Trust                                                      7,528                                     169,132
Pembina Pipeline Income Fund                                             10,812                                     146,769
                                                                                                        --------------------
                                                                                                                    315,901
                                                                                                        --------------------
Printing - Commercial (0.53%)
De La Rue Plc                                                            76,822                                     969,432
                                                                                                        --------------------

Property & Casualty Insurance (1.19%)
Admiral Group PLC                                                        83,799                                   1,803,205
Chaucer Holdings PLC                                                     82,642                                     161,811
FBD Holdings Plc                                                          3,788                                     206,514
                                                                                                        --------------------
                                                                                                                  2,171,530
                                                                                                        --------------------
Public Thoroughfares (0.17%)
Road King Infrastructure                                                214,000                                     316,393
                                                                                                        --------------------

Publishing - Books (0.11%)
KADOKAWA GROUP HOLDINGS INC                                               5,789                                     202,363
                                                                                                        --------------------

Publishing - Periodicals (0.87%)
United Business Media PLC                                                67,697                                     918,568
Woongjin Thinkbig Co Ltd                                                 31,640                                     670,224
                                                                                                        --------------------
                                                                                                                  1,588,792
                                                                                                        --------------------
Real Estate Magagement & Services (2.61%)
Ardepro Co Ltd                                                            1,610                                     529,654
Arnest One Corp                                                          14,808                                     220,369
Atrium Co Ltd (a)                                                         7,978                                     225,252
Beni Stabili SpA                                                        296,574                                     473,313
DTZ Holdings PLC                                                         28,509                                     466,098
IVG Immobilien AG                                                        26,505                                   1,154,247
Nexity                                                                   14,303                                   1,036,545
Pierre & Vacances                                                         1,386                                     170,151
Sumitomo Real Estate Sales Co Ltd                                         3,781                                     287,534
TOSEI CORP                                                                  182                                     209,521
                                                                                                        --------------------
                                                                                                                  4,772,684
                                                                                                        --------------------
Real Estate Operator & Developer (3.11%)
Derwent Valley Holdings PLC                                               9,346                                     383,736
FKP Property Group                                                       25,978                                     134,927
Hammerson Plc                                                            48,102                                   1,485,264
Ho Bee Investment Ltd                                                   271,000                                     256,202
Joint Corp                                                               21,368                                     822,364
Kowloon Development Co Ltd (a)                                          129,000                                     228,868
Riofisa SA (b)                                                            4,085                                     197,901
Shanghai Real Estate Ltd                                                632,000                                     218,567
Shoei Co Ltd                                                              8,700                                     240,519
TK Development (b)                                                       16,200                                     240,901
Unite Group Plc                                                          68,814                                     737,009
UOL Group Ltd                                                            89,000                                     251,840
Wheelock Properties S Ltd                                                91,000                                     133,496
Wing Tai Holdings Ltd                                                   241,567                                     359,102
                                                                                                        --------------------
                                                                                                                  5,690,696
                                                                                                        --------------------
Recycling (0.33%)
Asahi Pretec Corp                                                        30,505                                     610,064
                                                                                                        --------------------


REITS - Apartments (0.28%)
Boardwalk Real Estate Investment Trust (b)                               14,700                                     520,484
                                                                                                        --------------------

REITS - Diversified (1.26%)
Canadian Real Estate Investment Trust                                    13,367                                     360,725
Dundee Real Estate Investment Trust                                      13,800                                     457,377
Rodamco Europe NV                                                         2,552                                     339,570
Unibail                                                                   4,715                                   1,152,065
                                                                                                        --------------------
                                                                                                                  2,309,737
                                                                                                        --------------------
Rental - Auto & Equipment (0.61%)
Boom Logistics Ltd                                                      102,757                                     332,555
Ramirent Oyj                                                              7,029                                     415,681
Sixt AG                                                                   6,458                                     361,453
                                                                                                        --------------------
                                                                                                                  1,109,689
                                                                                                        --------------------
Retail - Apparel & Shoe (0.26%)
Just Group Ltd                                                          140,550                                     410,488
Mothercare PLC                                                            7,730                                      58,838
                                                                                                        --------------------
                                                                                                                    469,326
                                                                                                        --------------------
Retail - Automobile (0.07%)
European Motor Holdings PLC                                               4,379                                      41,691
Lookers Plc                                                              26,650                                      91,055
                                                                                                        --------------------
                                                                                                                    132,746
                                                                                                        --------------------
Retail - Catalog Shopping (0.47%)
Belluna Co Ltd                                                           23,200                                     344,671
N Brown Group PLC                                                        94,214                                     520,204
                                                                                                        --------------------
                                                                                                                    864,875
                                                                                                        --------------------
Retail - Consumer Electronics (0.60%)
Joshin Denki Co Ltd (a)                                                  43,114                                     259,036
Kesa Electricals PLC                                                    125,622                                     834,438
                                                                                                        --------------------
                                                                                                                  1,093,474
                                                                                                        --------------------
Retail - Drug Store (0.11%)
Cosmos Pharmaceutical Corp                                                7,547                                     192,789
                                                                                                        --------------------

Retail - Jewelry (0.82%)
Folli - Follie SA                                                         5,715                                     225,567
Swatch Group AG                                                           5,795                                   1,280,512
                                                                                                        --------------------
                                                                                                                  1,506,079
                                                                                                        --------------------
Retail - Mail Order (0.02%)
Takkt AG                                                                  2,068                                      36,143
                                                                                                        --------------------

Retail - Miscellaneous/Diversified (0.37%)
Izumi Co Ltd (a)                                                         14,778                                     526,522
Macintosh Retail Group NV                                                 4,353                                     146,527
                                                                                                        --------------------
                                                                                                                    673,049
                                                                                                        --------------------
Retail - Office Supplies (0.02%)
Bechtle AG                                                                1,745                                      44,687
                                                                                                        --------------------

Retail - Pubs (1.82%)
Mitchells & Butlers PLC                                                 102,998                                   1,432,858
Punch Taverns PLC                                                        75,945                                   1,901,859
                                                                                                        --------------------
                                                                                                                  3,334,717
                                                                                                        --------------------
Retail - Toy Store (0.15%)
JUMBO SA                                                                 12,927                                     282,925
                                                                                                        --------------------


Retail - Video Rental (0.21%)
Geo Corp (a)                                                                212                                     388,353
                                                                                                        --------------------

Rubber & Plastic Products (0.03%)
Semperit AG Holding                                                       1,557                                      57,795
                                                                                                        --------------------

Satellite Telecommunications (0.48%)
Eutelsat Communications                                                  46,157                                     882,256
                                                                                                        --------------------

Schools (0.38%)
MegaStudy Co Ltd (b)                                                      3,662                                     540,637
Raffles Education Corp Ltd                                              140,942                                     162,652
                                                                                                        --------------------
                                                                                                                    703,289
                                                                                                        --------------------
Security Services (0.11%)
Garda World Security Corp (b)                                            11,201                                     209,776
                                                                                                        --------------------

Special Purpose Banks (0.15%)
IKB Deutsche Industriebank AG                                             6,902                                     266,677
                                                                                                        --------------------

Steel - Producers (1.36%)
Boehler-Uddeholm AG                                                      10,857                                     761,015
Osaka Steel Co Ltd                                                        9,920                                     191,723
Salzgitter AG                                                             9,318                                   1,226,328
Schmolz + Bickenbach AG                                                   4,023                                     303,912
                                                                                                        --------------------
                                                                                                                  2,482,978
                                                                                                        --------------------
Steel - Specialty (0.34%)
Mitsubishi Steel Manufacturing Co Ltd                                   122,347                                     613,765
                                                                                                        --------------------

Steel Pipe & Tube (0.74%)
Vallourec SA                                                              4,678                                   1,360,390
                                                                                                        --------------------

Storage & Warehousing (0.15%)
Big Yellow Group PLC                                                     19,630                                     270,968
                                                                                                        --------------------

Sugar (0.69%)
Tate & Lyle PLC                                                          83,889                                   1,262,285
                                                                                                        --------------------

Telecommunication Equipment (0.71%)
COM DEV International Ltd (b)                                            12,232                                      67,760
Tandberg ASA                                                             64,000                                     964,845
Vtech Holdings Ltd                                                       43,000                                     265,354
                                                                                                        --------------------
                                                                                                                  1,297,959
                                                                                                        --------------------
Telecommunication Services (0.17%)
Telenet Group Holding NV (b)                                             11,016                                     311,918
                                                                                                        --------------------

Telephone - Integrated (0.51%)
Elisa OYJ                                                                33,858                                     927,402
                                                                                                        --------------------

Television (0.95%)
Carrere Group (b)                                                         2,142                                      67,861
Endemol NV                                                               21,816                                     498,207
Modern Times Group - B Shares                                            17,838                                   1,172,533
                                                                                                        --------------------
                                                                                                                  1,738,601
                                                                                                        --------------------
Textile - Apparel (0.02%)
Antichi Pellettieri SpA (b)                                               2,800                                      35,076
                                                                                                        --------------------


Tools - Hand Held (0.38%)
Hitachi Koki Co Ltd                                                      49,453                                     702,286
                                                                                                        --------------------

Transport - Marine (1.43%)
Compagnie Maritime Belge SA                                               4,256                                     183,207
Deep Sea Supply PLC (b)                                                  85,316                                     258,608
Euronav NV                                                                3,508                                     104,839
Ezra Holdings Ltd                                                        34,000                                      88,228
Golden Ocean Group Ltd (b)                                              200,000                                     357,647
Jinhui Shipping & Transportation Ltd                                     50,352                                     256,799
Korea Line Corp                                                           2,130                                     113,371
Labroy Marine Ltd                                                       461,919                                     566,199
Pacific Basin Shipping Ltd                                              396,000                                     249,463
Shinwa Kaiun Kaisha Ltd                                                  53,371                                     212,130
Smit Internationale NV                                                    4,232                                     228,206
                                                                                                        --------------------
                                                                                                                  2,618,697
                                                                                                        --------------------
Transport - Services (1.36%)
Firstgroup Plc                                                          113,470                                   1,277,490
Kintetsu World Express Inc                                               11,800                                     286,559
Stagecoach Group PLC                                                    309,581                                     927,416
                                                                                                        --------------------
                                                                                                                  2,491,465
                                                                                                        --------------------
Transport - Truck (0.02%)
Norbert Dentressangle                                                       470                                      42,809
                                                                                                        --------------------

Venture Capital (0.03%)
K1 Ventures Ltd (b)                                                     268,000                                      57,663
                                                                                                        --------------------

Vitamins & Nutrition Products (0.19%)
Natraceutical SA (b)                                                    142,714                                     342,868
                                                                                                        --------------------

Web Portals (0.64%)
LG Dacom Corp                                                            14,270                                     300,744
So-net Entertainment Corp (b)                                                69                                     146,691
United Internet AG                                                       44,364                                     732,617
                                                                                                        --------------------
                                                                                                                  1,180,052
                                                                                                        --------------------
Wire & Cable Products (1.27%)
Draka Holding (b)                                                         3,263                                     111,128
Hitachi Cable Ltd                                                        85,556                                     480,244
Leoni AG                                                                 15,717                                     641,087
Nexans SA                                                                 8,500                                   1,088,378
                                                                                                        --------------------
                                                                                                                  2,320,837
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $          177,787,590
                                                                                                        --------------------
PREFERRED STOCKS (1.54%)
Dialysis Centers (0.83%)
Fresenius AG                                                              7,134                                   1,526,057
                                                                                                        --------------------

Television (0.71%)
ProSiebenSat.1 Media AG                                                  40,518                                   1,290,607
                                                                                                        --------------------
TOTAL PREFERRED STOCKS                                                                               $            2,816,664
                                                                                                        --------------------
                                                                     Principal
                                                                       Amount                                  Value
                                                                     ----------- ---------------------- --------------------
SHORT TERM INVESTMENTS (0.73%)
Commercial Paper (0.73%)
Investment in Joint Trading Account; HSBC Funding
5.28%, 1/ 2/2007                                                      1,345,273                                   1,345,273
                                                                                                        --------------------
TOTAL SHORT TERM INVESTMENTS                                                                         $            1,345,273
                                                                                                        --------------------

MONEY MARKET FUNDS (4.67%)
Money Center Banks (4.67%)
BNY Institutional Cash Reserve Fund (d)                               8,561,000                                   8,561,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $            8,561,000
                                                                                                        --------------------
Total Investments                                                                                    $          190,510,527
Liabilities in Excess of Other Assets, Net - (4.03)%                                                            (7,387,503)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $          183,123,024
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Security or a portion of the security was on loan at the end of the period.

(b)  Non-Income Producing Security

(c) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $109,132 or 0.06% of net assets.

(d)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $           37,598,366
Unrealized Depreciation                                                                                         (1,779,586)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                       35,818,780
Cost for federal income tax purposes                                                                            154,691,747


Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Country                                                                                                             Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
United Kingdom                                                                                                       20.63%
Japan                                                                                                                16.83%
Germany                                                                                                               9.30%
Switzerland                                                                                                           6.76%
France                                                                                                                6.06%
United States                                                                                                         5.41%
Canada                                                                                                                5.05%
Australia                                                                                                             4.48%
Italy                                                                                                                 4.13%
Netherlands                                                                                                           3.46%
Korea, Republic Of                                                                                                    2.91%
Hong Kong                                                                                                             2.74%
Spain                                                                                                                 2.74%
Sweden                                                                                                                2.68%
Ireland                                                                                                               2.09%
Finland                                                                                                               1.59%
Norway                                                                                                                1.58%
Denmark                                                                                                               1.42%
Singapore                                                                                                             1.29%
Belgium                                                                                                               0.98%
Greece                                                                                                                0.77%
Austria                                                                                                               0.72%
Portugal                                                                                                              0.21%
Bermuda                                                                                                               0.20%
Liabilities in Excess of Other Assets, Net                                                                         (-4.03%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================


Schedule of Investments
December 31, 2006
LargeCap Blend Account

                                                                       Shares
                                                                        Held                                   Value
                                                                     ----------- ---------------------- --------------------
COMMON STOCKS (97.82%)
Advertising Sales (0.22%)
Lamar Advertising Co (a)(b)                                               6,700                      $              438,113
                                                                                                        --------------------

Aerospace & Defense (1.38%)
Boeing Co                                                                10,200                                     906,168
General Dynamics Corp                                                     5,200                                     386,620
Raytheon Co                                                              12,200                                     644,160
Rockwell Collins Inc                                                     13,500                                     854,415
                                                                                                        --------------------
                                                                                                                  2,791,363
                                                                                                        --------------------
Aerospace & Defense Equipment (0.39%)
United Technologies Corp                                                 12,700                                     794,004
                                                                                                        --------------------

Agricultural Chemicals (0.23%)
Monsanto Co                                                               8,800                                     462,264
                                                                                                        --------------------

Agricultural Operations (0.10%)
Archer-Daniels-Midland Co                                                 6,100                                     194,956
                                                                                                        --------------------

Airlines (0.25%)
Southwest Airlines Co                                                    32,500                                     497,900
                                                                                                        --------------------

Applications Software (2.52%)
Microsoft Corp                                                          145,300                                   4,338,658
Red Hat Inc (a)(b)                                                       32,700                                     752,100
                                                                                                        --------------------
                                                                                                                  5,090,758
                                                                                                        --------------------
Athletic Footwear (0.14%)
Nike Inc                                                                  2,800                                     277,284
                                                                                                        --------------------

Audio & Video Products (0.06%)
Harman International Industries Inc                                       1,200                                     119,892
                                                                                                        --------------------

Beverages - Non-Alcoholic (1.64%)
Coca-Cola Co/The                                                         36,300                                   1,751,475
PepsiCo Inc                                                              25,100                                   1,570,005
                                                                                                        --------------------
                                                                                                                  3,321,480
                                                                                                        --------------------
Brewery (0.36%)
Anheuser-Busch Cos Inc                                                   14,800                                     728,160
                                                                                                        --------------------

Broadcasting Services & Programming (0.15%)
Liberty Media Holding Corp - Capital (b)                                  3,085                                     302,268
                                                                                                        --------------------

Building - Residential & Commercial (0.31%)
DR Horton Inc (a)                                                        11,200                                     296,688
Lennar Corp (a)                                                           6,500                                     340,990
                                                                                                        --------------------
                                                                                                                    637,678
                                                                                                        --------------------
Building Products - Air & Heating (0.08%)
American Standard Cos Inc                                                 3,500                                     160,475
                                                                                                        --------------------


Building Products - Wood (0.15%)
Masco Corp                                                               10,300                                     307,661
                                                                                                        --------------------

Cable TV (0.98%)
Comcast Corp (a)(b)                                                      27,300                                   1,155,609
EchoStar Communications Corp (a)(b)                                      10,200                                     387,906
Rogers Communications Inc                                                 7,500                                     447,000
                                                                                                        --------------------
                                                                                                                  1,990,515
                                                                                                        --------------------
Casino Hotels (0.44%)
Harrah's Entertainment Inc                                                4,900                                     405,328
Wynn Resorts Ltd (a)                                                      5,200                                     488,020
                                                                                                        --------------------
                                                                                                                    893,348
                                                                                                        --------------------
Casino Services (0.31%)
International Game Technology                                            13,600                                     628,320
                                                                                                        --------------------

Chemicals - Diversified (0.70%)
Dow Chemical Co/The                                                      15,800                                     631,052
EI Du Pont de Nemours & Co                                               16,000                                     779,360
                                                                                                        --------------------
                                                                                                                  1,410,412
                                                                                                        --------------------
Chemicals - Specialty (0.17%)
Ecolab Inc (a)                                                            6,000                                     271,200
Sigma-Aldrich Corp                                                          900                                      69,948
                                                                                                        --------------------
                                                                                                                    341,148
                                                                                                        --------------------
Coal (0.14%)
Consol Energy Inc                                                         8,700                                     279,531
                                                                                                        --------------------

Commercial Banks (0.69%)
First Horizon National Corp (a)                                          14,900                                     622,522
Synovus Financial Corp                                                   24,800                                     764,584
                                                                                                        --------------------
                                                                                                                  1,387,106
                                                                                                        --------------------
Commercial Services - Finance (0.36%)
H&R Block Inc (a)                                                         8,900                                     205,056
Moody's Corp                                                              3,800                                     262,428
Western Union Co/The                                                     12,000                                     269,040
                                                                                                        --------------------
                                                                                                                    736,524
                                                                                                        --------------------
Computer Aided Design (0.28%)
Autodesk Inc (b)                                                         13,800                                     558,348
                                                                                                        --------------------

Computer Services (0.17%)
Affiliated Computer Services Inc (b)                                      4,100                                     200,244
Computer Sciences Corp (b)                                                2,600                                     138,762
                                                                                                        --------------------
                                                                                                                    339,006
                                                                                                        --------------------
Computers (3.16%)
Apple Computer Inc (b)                                                   23,300                                   1,976,772
Dell Inc (b)                                                             58,200                                   1,460,238
Hewlett-Packard Co                                                       26,500                                   1,091,535
International Business Machines Corp                                      4,300                                     417,745
Sun Microsystems Inc (a)(b)                                             266,700                                   1,445,514
                                                                                                        --------------------
                                                                                                                  6,391,804
                                                                                                        --------------------
Computers - Memory Devices (0.34%)
EMC Corp/Massachusetts (a)(b)                                            26,000                                     343,200
Network Appliance Inc (a)(b)                                              4,400                                     172,832
SanDisk Corp (a)(b)                                                       4,200                                     180,726
                                                                                                        --------------------
                                                                                                                    696,758
                                                                                                        --------------------

Consulting Services (0.20%)
Accenture Ltd                                                            10,900                                     402,537
                                                                                                        --------------------

Consumer Products - Miscellaneous (0.39%)
Clorox Co                                                                 4,000                                     256,600
Fortune Brands Inc (a)                                                    1,800                                     153,702
Kimberly-Clark Corp                                                       5,500                                     373,725
                                                                                                        --------------------
                                                                                                                    784,027
                                                                                                        --------------------
Cosmetics & Toiletries (2.38%)
Avon Products Inc                                                        16,700                                     551,768
Colgate-Palmolive Co                                                      6,900                                     450,156
Procter & Gamble Co                                                      59,392                                   3,817,124
                                                                                                        --------------------
                                                                                                                  4,819,048
                                                                                                        --------------------
Data Processing & Management (0.60%)
Automatic Data Processing Inc                                            13,200                                     650,100
Fidelity National Information Services                                    2,300                                      92,207
First Data Corp                                                          12,000                                     306,240
NAVTEQ Corp (a)(b)                                                        4,500                                     157,365
                                                                                                        --------------------
                                                                                                                  1,205,912
                                                                                                        --------------------
Disposable Medical Products (0.06%)
CR Bard Inc                                                               1,500                                     124,455
                                                                                                        --------------------

Distribution & Wholesale (0.17%)
Fastenal Co (a)                                                           3,200                                     114,816
Genuine Parts Co (a)                                                      5,000                                     237,150
                                                                                                        --------------------
                                                                                                                    351,966
                                                                                                        --------------------
Diversified Manufacturing Operations (6.52%)
3M Co                                                                    16,800                                   1,309,224
Danaher Corp                                                             16,700                                   1,209,748
Eaton Corp                                                                2,400                                     180,336
General Electric Co                                                     168,700                                   6,277,327
Honeywell International Inc                                              19,300                                     873,132
Illinois Tool Works Inc                                                  20,700                                     956,133
Tyco International Ltd                                                   78,500                                   2,386,400
                                                                                                        --------------------
                                                                                                                 13,192,300
                                                                                                        --------------------
Diversified Minerals (0.07%)
BHP Billiton Ltd ADR                                                      3,500                                     139,125
                                                                                                        --------------------

Drug Delivery Systems (0.08%)
Hospira Inc (b)                                                           5,100                                     171,258
                                                                                                        --------------------

E-Commerce - Products (0.39%)
Amazon.Com Inc (a)(b)                                                    19,800                                     781,308
                                                                                                        --------------------

Electric - Generation (0.28%)
AES Corp/The (b)                                                         26,100                                     575,244
                                                                                                        --------------------

Electric - Integrated (2.47%)
American Electric Power Co Inc                                            3,800                                     161,804
Constellation Energy Group Inc                                            5,100                                     351,237
Duke Energy Corp                                                         25,100                                     833,571
Edison International                                                     11,400                                     518,472
Entergy Corp                                                              9,500                                     877,040
Exelon Corp                                                              18,000                                   1,114,020
Pinnacle West Capital Corp (a)                                            2,800                                     141,792
PPL Corp                                                                 13,500                                     483,840
Public Service Enterprise Group Inc                                       4,100                                     272,158
Electric - Integrated
TECO Energy Inc                                                          14,300                                     246,389
                                                                                                        --------------------
                                                                                                                  5,000,323
                                                                                                        --------------------
Electronic Components - Miscellaneous (0.19%)
Flextronics International Ltd (b)                                        12,100                                     138,908
Jabil Circuit Inc                                                        10,000                                     245,500
                                                                                                        --------------------
                                                                                                                    384,408
                                                                                                        --------------------
Electronic Components - Semiconductors (1.49%)
Advanced Micro Devices Inc (a)(b)                                        25,800                                     525,030
Broadcom Corp (a)(b)                                                      8,000                                     258,480
Intel Corp                                                               95,000                                   1,923,750
Texas Instruments Inc                                                    10,900                                     313,920
                                                                                                        --------------------
                                                                                                                  3,021,180
                                                                                                        --------------------
Electronic Measurement Instruments (0.05%)
Tektronix Inc                                                             3,400                                      99,178
                                                                                                        --------------------

Engineering - Research & Development Services (0.06%)
Fluor Corp (a)                                                            1,500                                     122,475
                                                                                                        --------------------

Enterprise Software & Services (0.32%)
Oracle Corp (b)                                                          37,300                                     639,322
                                                                                                        --------------------

Entertainment Software (0.10%)
Electronic Arts Inc (a)(b)                                                4,100                                     206,476
                                                                                                        --------------------

Fiduciary Banks (0.69%)
Investors Financial Services Corp (a)                                     5,800                                     247,486
Northern Trust Corp                                                       4,000                                     242,760
State Street Corp                                                        13,500                                     910,440
                                                                                                        --------------------
                                                                                                                  1,400,686
                                                                                                        --------------------
Filtration & Separation Products (0.06%)
Pall Corp                                                                 3,800                                     131,290
                                                                                                        --------------------

Finance - Consumer Loans (0.30%)
SLM Corp                                                                 12,600                                     614,502
                                                                                                        --------------------

Finance - Credit Card (0.42%)
American Express Co                                                      14,000                                     849,380
                                                                                                        --------------------

Finance - Investment Banker & Broker (6.73%)
Charles Schwab Corp/The                                                  18,800                                     363,592
Citigroup Inc                                                            94,860                                   5,283,702
E*Trade Financial Corp (b)                                               32,300                                     724,166
Goldman Sachs Group Inc                                                   9,700                                   1,933,695
JPMorgan Chase & Co                                                      44,288                                   2,139,110
Lehman Brothers Holdings Inc                                             15,700                                   1,226,484
Merrill Lynch & Co Inc                                                    3,200                                     297,920
Morgan Stanley                                                           20,300                                   1,653,029
                                                                                                        --------------------
                                                                                                                 13,621,698
                                                                                                        --------------------
Finance - Mortgage Loan/Banker (0.51%)
Countrywide Financial Corp (a)                                           24,200                                   1,027,290
                                                                                                        --------------------

Finance - Other Services (0.72%)
Chicago Mercantile Exchange Holdings Inc                                  1,900                                     968,525
IntercontinentalExchange Inc (a)(b)                                       4,600                                     496,340
                                                                                                        --------------------
                                                                                                                  1,464,865
                                                                                                        --------------------

Food - Miscellaneous/Diversified (0.46%)
General Mills Inc                                                         8,300                                     478,080
Kellogg Co                                                                7,700                                     385,462
Sara Lee Corp                                                             3,900                                      66,417
                                                                                                        --------------------
                                                                                                                    929,959
                                                                                                        --------------------
Food - Retail (0.08%)
Kroger Co/The                                                             5,800                                     133,806
Whole Foods Market Inc                                                      800                                      37,544
                                                                                                        --------------------
                                                                                                                    171,350
                                                                                                        --------------------
Food - Wholesale & Distribution (0.24%)
Sysco Corp                                                               13,100                                     481,556
                                                                                                        --------------------

Forestry (0.16%)
Weyerhaeuser Co (a)                                                       4,700                                     332,055
                                                                                                        --------------------

Gas - Distribution (0.14%)
AGL Resources Inc                                                         5,200                                     202,332
NiSource Inc (a)                                                          3,400                                      81,940
                                                                                                        --------------------
                                                                                                                    284,272
                                                                                                        --------------------
Gold Mining (0.19%)
Newmont Mining Corp (a)                                                   8,700                                     392,805
                                                                                                        --------------------

Hotels & Motels (0.37%)
Hilton Hotels Corp (a)                                                    6,000                                     209,400
Marriott International Inc                                                9,600                                     458,112
Wyndham Worldwide Corp (b)                                                2,700                                      86,454
                                                                                                        --------------------
                                                                                                                    753,966
                                                                                                        --------------------
Human Resources (0.24%)
Monster Worldwide Inc (b)                                                 7,100                                     331,144
Robert Half International Inc                                             4,000                                     148,480
                                                                                                        --------------------
                                                                                                                    479,624
                                                                                                        --------------------
Independent Power Producer (0.30%)
Dynegy Inc (b)                                                           36,900                                     267,156
Mirant Corp (b)                                                           5,300                                     167,321
NRG Energy Inc (a)(b)                                                     3,200                                     179,232
                                                                                                        --------------------
                                                                                                                    613,709
                                                                                                        --------------------
Industrial Gases (0.14%)
Praxair Inc                                                               4,800                                     284,784
                                                                                                        --------------------

Instruments - Controls (0.21%)
Thermo Fisher Scientific Inc (b)                                          9,300                                     421,197
                                                                                                        --------------------

Instruments - Scientific (0.04%)
Waters Corp (a)(b)                                                        1,600                                      78,352
                                                                                                        --------------------

Insurance Brokers (0.50%)
AON Corp (a)                                                             10,400                                     367,536
Marsh & McLennan Cos Inc                                                 13,400                                     410,844
Willis Group Holdings Ltd                                                 5,900                                     234,289
                                                                                                        --------------------
                                                                                                                  1,012,669
                                                                                                        --------------------
Internet Content - Information & News (0.04%)
CNET Networks Inc (a)(b)                                                  7,900                                      71,811
                                                                                                        --------------------

Internet Security (0.42%)
Checkfree Corp (a)(b)                                                     3,100                                     124,496
McAfee Inc (b)                                                           10,500                                     297,990

Internet Security
VeriSign Inc (a)(b)                                                      18,000                                     432,900
                                                                                                        --------------------
                                                                                                                    855,386
                                                                                                        --------------------
Investment Management & Advisory Services (0.73%)
Affiliated Managers Group Inc (a)(b)                                      3,700                                     388,981
Ameriprise Financial Inc                                                  6,620                                     360,790
Franklin Resources Inc                                                    3,500                                     385,595
Legg Mason Inc                                                            3,700                                     351,685
                                                                                                        --------------------
                                                                                                                  1,487,051
                                                                                                        --------------------
Leisure & Recreation Products (0.05%)
Brunswick Corp                                                            2,900                                      92,510
                                                                                                        --------------------

Life & Health Insurance (0.68%)
Cigna Corp                                                                3,300                                     434,181
Prudential Financial Inc (a)                                             11,000                                     944,460
                                                                                                        --------------------
                                                                                                                  1,378,641
                                                                                                        --------------------
Machinery - Construction & Mining (0.12%)
Caterpillar Inc                                                           2,200                                     134,926
Joy Global Inc (a)                                                        2,200                                     106,348
                                                                                                        --------------------
                                                                                                                    241,274
                                                                                                        --------------------
Medical - Biomedical/Gene (1.07%)
Amgen Inc (b)                                                            19,200                                   1,311,552
Biogen Idec Inc (b)                                                       6,500                                     319,735
Celgene Corp (a)(b)                                                       4,300                                     247,379
Genentech Inc (a)(b)                                                      2,200                                     178,486
Genzyme Corp (b)                                                          1,800                                     110,844
                                                                                                        --------------------
                                                                                                                  2,167,996
                                                                                                        --------------------
Medical - Drugs (4.37%)
Abbott Laboratories                                                      18,100                                     881,651
Allergan Inc (a)                                                          4,500                                     538,830
Bristol-Myers Squibb Co                                                   6,300                                     165,816
Cephalon Inc (a)(b)                                                       1,400                                      98,574
Eli Lilly & Co                                                           18,700                                     974,270
Merck & Co Inc                                                           36,400                                   1,587,040
Pfizer Inc                                                              106,300                                   2,753,170
Schering-Plough Corp                                                     30,200                                     713,928
Sepracor Inc (a)(b)                                                         900                                      55,422
Wyeth                                                                    21,200                                   1,079,504
                                                                                                        --------------------
                                                                                                                  8,848,205
                                                                                                        --------------------
Medical - Generic Drugs (0.12%)
Barr Pharmaceuticals Inc (b)                                              4,800                                     240,576
                                                                                                        --------------------

Medical - HMO (1.48%)
Aetna Inc                                                                10,400                                     449,072
Humana Inc (b)                                                            4,300                                     237,833
UnitedHealth Group Inc                                                   25,300                                   1,359,369
WellPoint Inc (b)                                                        12,000                                     944,280
                                                                                                        --------------------
                                                                                                                  2,990,554
                                                                                                        --------------------
Medical - Nursing Homes (0.15%)
Manor Care Inc (a)                                                        6,300                                     295,596
                                                                                                        --------------------

Medical Instruments (1.02%)
Boston Scientific Corp (b)                                               26,700                                     458,706
Medtronic Inc                                                            23,100                                   1,236,081
St Jude Medical Inc (b)                                                  10,200                                     372,912
                                                                                                        --------------------
                                                                                                                  2,067,699
                                                                                                        --------------------

Medical Products (1.81%)
Baxter International Inc                                                  4,100                                     190,199
Becton Dickinson & Co                                                     3,800                                     266,570
Johnson & Johnson                                                        47,400                                   3,129,348
Zimmer Holdings Inc (a)(b)                                                1,100                                      86,218
                                                                                                        --------------------
                                                                                                                  3,672,335
                                                                                                        --------------------
Metal - Aluminum (0.15%)
Alcoa Inc                                                                 9,900                                     297,099
                                                                                                        --------------------

Metal - Copper (0.05%)
Phelps Dodge Corp                                                           800                                      95,776
                                                                                                        --------------------

Motorcycle/Motor Scooter (0.19%)
Harley-Davidson Inc (a)                                                   5,400                                     380,538
                                                                                                        --------------------

Multi-Line Insurance (3.21%)
American International Group Inc                                         49,400                                   3,540,004
Genworth Financial Inc                                                   13,300                                     454,993
Hartford Financial Services Group Inc                                     8,500                                     793,135
Loews Corp                                                                4,500                                     186,615
Metlife Inc                                                              20,200                                   1,192,002
XL Capital Ltd (a)                                                        4,500                                     324,090
                                                                                                        --------------------
                                                                                                                  6,490,839
                                                                                                        --------------------
Multimedia (1.90%)
EW Scripps Co (a)                                                         2,000                                      99,880
McGraw-Hill Cos Inc/The                                                   4,000                                     272,080
Meredith Corp                                                             1,600                                      90,160
News Corp                                                                25,200                                     541,296
Time Warner Inc                                                          53,000                                   1,154,340
Viacom Inc (b)                                                           17,650                                     724,179
Walt Disney Co                                                           28,300                                     969,841
                                                                                                        --------------------
                                                                                                                  3,851,776
                                                                                                        --------------------
Networking Products (1.69%)
Cisco Systems Inc (b)                                                    85,200                                   2,328,516
Juniper Networks Inc (a)(b)                                              58,000                                   1,098,520
                                                                                                        --------------------
                                                                                                                  3,427,036
                                                                                                        --------------------
Non-Hazardous Waste Disposal (0.37%)
Republic Services Inc                                                    10,500                                     427,035
Waste Management Inc                                                      8,800                                     323,576
                                                                                                        --------------------
                                                                                                                    750,611
                                                                                                        --------------------
Office Automation & Equipment (0.16%)
Pitney Bowes Inc (a)                                                      6,800                                     314,092
                                                                                                        --------------------

Office Supplies & Forms (0.15%)
Avery Dennison Corp                                                       4,500                                     305,685
                                                                                                        --------------------

Oil - Field Services (1.37%)
Baker Hughes Inc                                                          7,700                                     574,882
BJ Services Co                                                           10,000                                     293,200
Halliburton Co                                                            3,700                                     114,885
Schlumberger Ltd (a)                                                     28,300                                   1,787,428
                                                                                                        --------------------
                                                                                                                  2,770,395
                                                                                                        --------------------
Oil & Gas Drilling (0.53%)
Nabors Industries Ltd (a)(b)                                              7,500                                     223,350
Transocean Inc (a)(b)                                                    10,600                                     857,434
                                                                                                        --------------------
                                                                                                                  1,080,784
                                                                                                        --------------------

Oil Company - Exploration & Production (0.82%)
Anadarko Petroleum Corp (a)                                               4,300                                     187,136
Devon Energy Corp                                                         4,000                                     268,320
EOG Resources Inc                                                         4,900                                     306,005
Murphy Oil Corp (a)                                                      11,500                                     584,775
XTO Energy Inc                                                            6,500                                     305,825
                                                                                                        --------------------
                                                                                                                  1,652,061
                                                                                                        --------------------
Oil Company - Integrated (6.06%)
Chevron Corp                                                             34,200                                   2,514,726
ConocoPhillips                                                           19,600                                   1,410,220
Exxon Mobil Corp                                                         98,300                                   7,532,729
Occidental Petroleum Corp                                                 8,700                                     424,821
Total SA ADR                                                              5,400                                     388,368
                                                                                                        --------------------
                                                                                                                 12,270,864
                                                                                                        --------------------
Oil Field Machinery & Equipment (0.44%)
FMC Technologies Inc (a)(b)                                               5,600                                     345,128
Grant Prideco Inc (b)                                                    10,500                                     417,585
National Oilwell Varco Inc (b)                                            2,100                                     128,478
                                                                                                        --------------------
                                                                                                                    891,191
                                                                                                        --------------------
Oil Refining & Marketing (0.19%)
Valero Energy Corp                                                        7,600                                     388,816
                                                                                                        --------------------

Optical Supplies (0.13%)
Alcon Inc (a)                                                             2,300                                     257,071
                                                                                                        --------------------

Paper & Related Products (0.27%)
Bowater Inc (a)                                                           2,400                                      54,000
International Paper Co (a)                                               14,700                                     501,270
                                                                                                        --------------------
                                                                                                                    555,270
                                                                                                        --------------------
Pharmacy Services (0.94%)
Caremark Rx Inc                                                          10,500                                     599,655
Express Scripts Inc (b)                                                   5,900                                     422,440
Medco Health Solutions Inc (b)                                           10,600                                     566,464
Omnicare Inc (a)                                                          8,100                                     312,903
                                                                                                        --------------------
                                                                                                                  1,901,462
                                                                                                        --------------------
Pipelines (0.46%)
Williams Cos Inc                                                         35,500                                     927,260
                                                                                                        --------------------

Property & Casualty Insurance (0.32%)
Progressive Corp/The                                                      9,700                                     234,934
St Paul Travelers Cos Inc/The                                             7,515                                     403,480
                                                                                                        --------------------
                                                                                                                    638,414
                                                                                                        --------------------
Publishing - Newspapers (0.17%)
Gannett Co Inc                                                            3,200                                     193,472
Tribune Co                                                                4,600                                     141,588
                                                                                                        --------------------
                                                                                                                    335,060
                                                                                                        --------------------
Regional Banks (5.05%)
Bank of America Corp                                                     50,586                                   2,700,787
Fifth Third Bancorp                                                      23,900                                     978,227
SunTrust Banks Inc (a)                                                   18,800                                   1,587,660
US Bancorp                                                               55,200                                   1,997,688
Wells Fargo & Co                                                         83,200                                   2,958,592
                                                                                                        --------------------
                                                                                                                 10,222,954
                                                                                                        --------------------
Reinsurance (0.10%)
Axis Capital Holdings Ltd                                                 5,900                                     196,883
                                                                                                        --------------------


REITS - Apartments (0.28%)
Archstone-Smith Trust                                                     9,800                                     570,458
                                                                                                        --------------------

REITS - Diversified (0.03%)
Potlatch Corp (a)                                                         1,197                                      52,453
                                                                                                        --------------------

REITS - Office Property (0.31%)
Boston Properties Inc                                                     5,700                                     637,716
                                                                                                        --------------------

REITS - Regional Malls (0.18%)
Simon Property Group Inc (a)                                              3,500                                     354,515
                                                                                                        --------------------

REITS - Shopping Centers (0.05%)
Kimco Realty Corp                                                         2,400                                     107,880
                                                                                                        --------------------

REITS - Warehouse & Industrial (0.17%)
Prologis                                                                  5,800                                     352,466
                                                                                                        --------------------

Retail - Apparel & Shoe (0.14%)
Ross Stores Inc (a)                                                       9,800                                     287,140
                                                                                                        --------------------

Retail - Bedding (0.46%)
Bed Bath & Beyond Inc (b)                                                24,300                                     925,830
                                                                                                        --------------------

Retail - Building Products (1.09%)
Home Depot Inc (a)                                                       38,700                                   1,554,192
Lowe's Cos Inc                                                           20,700                                     644,805
                                                                                                        --------------------
                                                                                                                  2,198,997
                                                                                                        --------------------
Retail - Consumer Electronics (0.23%)
Best Buy Co Inc                                                           9,450                                     464,846
                                                                                                        --------------------

Retail - Discount (2.03%)
Costco Wholesale Corp                                                     7,300                                     385,951
Target Corp                                                              19,400                                   1,106,770
TJX Cos Inc                                                              25,400                                     723,392
Wal-Mart Stores Inc                                                      41,100                                   1,897,998
                                                                                                        --------------------
                                                                                                                  4,114,111
                                                                                                        --------------------
Retail - Drug Store (0.55%)
CVS Corp (a)                                                             13,400                                     414,194
Walgreen Co (a)                                                          15,300                                     702,117
                                                                                                        --------------------
                                                                                                                  1,116,311
                                                                                                        --------------------
Retail - Office Supplies (0.15%)
Staples Inc                                                              11,000                                     293,700
                                                                                                        --------------------

Retail - Regional Department Store (0.90%)
Kohl's Corp (b)                                                          26,500                                   1,813,395
                                                                                                        --------------------

Savings & Loans - Thrifts (0.30%)
Sovereign Bancorp Inc (a)                                                 7,500                                     190,425
Washington Mutual Inc                                                     9,100                                     413,959
                                                                                                        --------------------
                                                                                                                    604,384
                                                                                                        --------------------
Schools (0.02%)
Apollo Group Inc (a)(b)                                                   1,300                                      50,661
                                                                                                        --------------------

Semiconductor Component - Integrated Circuits (0.70%)
Analog Devices Inc                                                       13,600                                     447,032

Semiconductor Component - Integrated Circuits
Marvell Technology Group Ltd (a)(b)                                      35,700                                     685,083
Maxim Integrated Products Inc                                             9,600                                     293,952
                                                                                                        --------------------
                                                                                                                  1,426,067
                                                                                                        --------------------
Semiconductor Equipment (0.48%)
Applied Materials Inc                                                    42,300                                     780,435
ASML Holding NV (a)(b)                                                    8,100                                     199,503
                                                                                                        --------------------
                                                                                                                    979,938
                                                                                                        --------------------
Steel - Producers (0.19%)
Nucor Corp                                                                7,000                                     382,620
                                                                                                        --------------------

Telecommunication Equipment (0.12%)
Alcatel-Lucent ADR (a)                                                   17,392                                     247,314
                                                                                                        --------------------

Telecommunication Equipment - Fiber Optics (0.03%)
Ciena Corp (a)(b)                                                         2,200                                      60,962
                                                                                                        --------------------

Telecommunication Services (0.14%)
TELUS Corp (a)                                                            6,400                                     285,888
                                                                                                        --------------------

Telephone - Integrated (2.08%)
AT&T Inc                                                                 54,600                                   1,951,950
BellSouth Corp                                                           31,700                                   1,493,387
Verizon Communications Inc                                               20,400                                     759,696
                                                                                                        --------------------
                                                                                                                  4,205,033
                                                                                                        --------------------
Therapeutics (0.26%)
Gilead Sciences Inc (b)                                                   8,200                                     532,426
                                                                                                        --------------------

Tobacco (1.56%)
Altria Group Inc                                                         36,800                                   3,158,176
                                                                                                        --------------------

Toys (0.08%)
Hasbro Inc                                                                5,700                                     155,325
                                                                                                        --------------------

Transport - Rail (0.95%)
Norfolk Southern Corp                                                    23,400                                   1,176,786
Union Pacific Corp                                                        8,000                                     736,160
                                                                                                        --------------------
                                                                                                                  1,912,946
                                                                                                        --------------------
Transport - Services (0.46%)
Expeditors International Washington Inc                                  11,500                                     465,750
FedEx Corp                                                                1,500                                     162,930
United Parcel Service Inc                                                 3,900                                     292,422
                                                                                                        --------------------
                                                                                                                    921,102
                                                                                                        --------------------
Web Portals (1.20%)
Google Inc (b)                                                            4,300                                   1,980,064
Yahoo! Inc (a)(b)                                                        17,600                                     449,504
                                                                                                        --------------------
                                                                                                                  2,429,568
                                                                                                        --------------------
Wireless Equipment (1.86%)
American Tower Corp (b)                                                  27,060                                   1,008,797
Crown Castle International Corp (a)(b)                                   29,000                                     936,700
Motorola Inc                                                             47,700                                     980,712
Qualcomm Inc                                                             22,100                                     835,159
                                                                                                        --------------------
                                                                                                                  3,761,368
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $          197,958,794
                                                                                                        --------------------

                                                                     Principal
                                                                       Amount                                  Value
                                                                     ----------- ---------------------- --------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (0.07%) U.S. Treasury Bill
(0.07%)
0.00%, 3/ 8/2007 (b)(c)                                                 150,000                                     148,707
                                                                                                        --------------------
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS                                                $              148,707
                                                                                                        --------------------
MONEY MARKET FUNDS (14.59%)
Money Center Banks (14.59%)
BNY Institutional Cash Reserve Fund (d)                              29,526,000                                  29,526,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $           29,526,000
                                                                                                        --------------------
Total Investments                                                                                    $          227,633,501
Liabilities in Excess of Other Assets, Net - (12.48)%                                                          (25,264,878)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $          202,368,623
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Security or a portion of the security was on loan at the end of the period.

(b)  Non-Income Producing Security

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $148,707 or 0.07% of net assets.

(d)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $           27,661,709
Unrealized Depreciation                                                                                         (3,860,071)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                       23,801,638
Cost for federal income tax purposes                                                                            203,831,863


                                      SCHEDULE OF FUTURES CONTRACTS
                                                                                  Current                   Unrealized
                                                           Number                 Market                   Appreciation/
                                       of
Type                                                       Contracts               Value                  (Depreciation)
---------------------------------------------------------- --------- ---------------------------------- --------------------
Buy:
S&P 500 eMini; March 2007                                     26                            $1,856,920            $(10,180)

Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Sector                                                                                                              Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Financial                                                                                                            36.57%
Consumer, Non-cyclical                                                                                               19.68%
Communications                                                                                                       11.39%
Industrial                                                                                                           11.02%
Technology                                                                                                           10.31%
Energy                                                                                                               10.01%
Consumer, Cyclical                                                                                                    7.91%
Utilities                                                                                                             3.20%
Basic Materials                                                                                                       2.32%
Government                                                                                                            0.07%
Liabilities in Excess of Other Assets, Net                                                                        (-12.48%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================

Other Assets Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Asset Type                                                                                                          Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Futures                                                                                                               0.92%


Schedule of Investments
December 31, 2006
LargeCap Growth Equity Account

                                                                       Shares
                                                                        Held                                   Value
                                                                     ----------- ---------------------- --------------------
COMMON STOCKS (97.71%)
Agricultural Chemicals (1.02%)
Monsanto Co                                                               7,700                      $              404,481
                                                                                                        --------------------

Airlines (1.76%)
Southwest Airlines Co                                                    45,400                                     695,528
                                                                                                        --------------------

Applications Software (4.84%)
Microsoft Corp                                                           50,800                                   1,516,888
Red Hat Inc (a)(b)                                                       17,400                                     400,200
                                                                                                        --------------------
                                                                                                                  1,917,088
                                                                                                        --------------------
Audio & Video Products (1.84%)
Harman International Industries Inc                                       7,300                                     729,343
                                                                                                        --------------------

Cable TV (1.25%)
EchoStar Communications Corp (a)(b)                                      13,000                                     494,390
                                                                                                        --------------------

Casino Hotels (1.54%)
Wynn Resorts Ltd (a)                                                      6,500                                     610,025
                                                                                                        --------------------

Casino Services (2.25%)
International Game Technology                                            19,300                                     891,660
                                                                                                        --------------------

Computer Aided Design (0.97%)
Autodesk Inc (b)                                                          9,500                                     384,370
                                                                                                        --------------------

Computers (1.28%)
Apple Computer Inc (b)                                                    6,000                                     509,040
                                                                                                        --------------------

Consulting Services (1.83%)
Accenture Ltd                                                            19,600                                     723,828
                                                                                                        --------------------

Data Processing & Management (1.42%)
Automatic Data Processing Inc                                            11,400                                     561,450
                                                                                                        --------------------

Diversified Manufacturing Operations (7.34%)
Danaher Corp                                                             10,900                                     789,596
General Electric Co                                                      56,900                                   2,117,249
                                                                                                        --------------------
                                                                                                                  2,906,845
                                                                                                        --------------------
E-Commerce - Products (2.05%)
Amazon.Com Inc (a)(b)                                                    20,600                                     812,876
                                                                                                        --------------------

Electronic Components - Semiconductors (3.71%)
Broadcom Corp (b)                                                         9,800                                     316,638
Intel Corp                                                               23,500                                     475,875
Xilinx Inc                                                               28,400                                     676,204
                                                                                                        --------------------
                                                                                                                  1,468,717
                                                                                                        --------------------
Electronic Forms (1.32%)
Adobe Systems Inc (b)                                                    12,700                                     522,224
                                                                                                        --------------------


Fiduciary Banks (2.69%)
State Street Corp                                                        15,800                                   1,065,552
                                                                                                        --------------------

Finance - Consumer Loans (1.00%)
SLM Corp                                                                  8,100                                     395,037
                                                                                                        --------------------

Finance - Investment Banker & Broker (3.21%)
E*Trade Financial Corp (b)                                               25,200                                     564,984
Morgan Stanley                                                            8,700                                     708,441
                                                                                                        --------------------
                                                                                                                  1,273,425
                                                                                                        --------------------
Finance - Other Services (0.64%)
Chicago Mercantile Exchange Holdings Inc (a)                                500                                     254,875
                                                                                                        --------------------

Food - Wholesale & Distribution (1.52%)
Sysco Corp                                                               16,400                                     602,864
                                                                                                        --------------------

Hotels & Motels (1.11%)
Marriott International Inc                                                9,200                                     439,024
                                                                                                        --------------------

Human Resources (1.08%)
Monster Worldwide Inc (b)                                                 9,200                                     429,088
                                                                                                        --------------------

Internet Security (1.06%)
VeriSign Inc (b)                                                         17,400                                     418,470
                                                                                                        --------------------

Investment Management & Advisory Services (2.83%)
Franklin Resources Inc                                                    6,200                                     683,054
Legg Mason Inc                                                            4,600                                     437,230
                                                                                                        --------------------
                                                                                                                  1,120,284
                                                                                                        --------------------
Medical - Biomedical/Gene (3.82%)
Amgen Inc (b)                                                             9,800                                     669,438
Celgene Corp (a)(b)                                                       5,900                                     339,427
Genentech Inc (a)(b)                                                      6,200                                     503,006
                                                                                                        --------------------
                                                                                                                  1,511,871
                                                                                                        --------------------
Medical - Drugs (2.12%)
Cephalon Inc (a)(b)                                                       3,100                                     218,271
Sepracor Inc (a)(b)                                                      10,100                                     621,958
                                                                                                        --------------------
                                                                                                                    840,229
                                                                                                        --------------------
Medical - HMO (3.85%)
UnitedHealth Group Inc                                                   17,100                                     918,783
WellPoint Inc (b)                                                         7,700                                     605,913
                                                                                                        --------------------
                                                                                                                  1,524,696
                                                                                                        --------------------
Medical Instruments (2.82%)
Medtronic Inc                                                            13,700                                     733,087
St Jude Medical Inc (b)                                                  10,500                                     383,880
                                                                                                        --------------------
                                                                                                                  1,116,967
                                                                                                        --------------------
Networking Products (2.87%)
Juniper Networks Inc (b)                                                 60,000                                   1,136,400
                                                                                                        --------------------

Oil - Field Services (0.96%)
Schlumberger Ltd (a)                                                      6,000                                     378,960
                                                                                                        --------------------

Oil & Gas Drilling (0.92%)
Transocean Inc (a)(b)                                                     4,500                                     364,005
                                                                                                        --------------------


Pharmacy Services (2.65%)
Caremark Rx Inc                                                          14,200                                     810,962
Medco Health Solutions Inc (b)                                            4,500                                     240,480
                                                                                                        --------------------
                                                                                                                  1,051,442
                                                                                                        --------------------
Radio (0.98%)
XM Satellite Radio Holdings Inc (a)(b)                                   27,000                                     390,150
                                                                                                        --------------------

Retail - Discount (3.20%)
Target Corp                                                              12,000                                     684,600
Wal-Mart Stores Inc                                                      12,600                                     581,868
                                                                                                        --------------------
                                                                                                                  1,266,468
                                                                                                        --------------------
Retail - Drug Store (1.59%)
Walgreen Co                                                              13,700                                     628,693
                                                                                                        --------------------

Retail - Regional Department Store (2.14%)
Kohl's Corp (b)                                                          12,400                                     848,532
                                                                                                        --------------------

Semiconductor Component - Integrated Circuits (6.14%)
Analog Devices Inc                                                       21,900                                     719,853
Marvell Technology Group Ltd (b)                                         47,000                                     901,930
Maxim Integrated Products Inc                                            26,400                                     808,368
                                                                                                        --------------------
                                                                                                                  2,430,151
                                                                                                        --------------------
Semiconductor Equipment (2.09%)
Applied Materials Inc                                                    44,900                                     828,405
                                                                                                        --------------------

Therapeutics (2.07%)
Gilead Sciences Inc (b)                                                  12,600                                     818,118
                                                                                                        --------------------

Transport - Services (1.00%)
Expeditors International Washington Inc (a)                               9,800                                     396,900
                                                                                                        --------------------

Web Portals (3.68%)
Google Inc (b)                                                            2,300                                   1,059,104
Yahoo! Inc (a)(b)                                                        15,600                                     398,424
                                                                                                        --------------------
                                                                                                                  1,457,528
                                                                                                        --------------------
Wireless Equipment (5.25%)
American Tower Corp (a)(b)                                               39,000                                   1,453,920
Qualcomm Inc                                                              5,600                                     211,624
Telefonaktiebolaget LM Ericsson ADR                                      10,300                                     414,369
                                                                                                        --------------------
                                                                                                                  2,079,913
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $           38,699,912
                                                                                                        --------------------
                                                                     Principal
                                                                       Amount                                  Value
                                                                     ----------- ---------------------- --------------------
MONEY MARKET FUNDS (15.81%)
Money Center Banks (15.81%)
BNY Institutional Cash Reserve Fund (c)                               6,261,000                                   6,261,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $            6,261,000
                                                                                                        --------------------
Total Investments                                                                                    $           44,960,912
Liabilities in Excess of Other Assets, Net - (13.52)%                                                           (5,354,653)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $           39,606,259
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Security or a portion of the security was on loan at the end of the period.

(b)  Non-Income Producing Security

(c)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $            2,764,896
Unrealized Depreciation                                                                                           (733,117)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                        2,031,779
Cost for federal income tax purposes                                                                             42,929,133


Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Sector                                                                                                              Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Financial                                                                                                            26.18%
Technology                                                                                                           21.77%
Consumer, Non-cyclical                                                                                               21.76%
Communications                                                                                                       17.14%
Consumer, Cyclical                                                                                                   15.43%
Industrial                                                                                                            8.34%
Energy                                                                                                                1.88%
Basic Materials                                                                                                       1.02%
Liabilities in Excess of Other Assets, Net                                                                        (-13.52%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================


Schedule of Investments
December 31, 2006
LargeCap Stock Index Account

                                                                       Shares
                                                                        Held                                   Value
                                                                     ----------- ---------------------- --------------------
COMMON STOCKS (97.49%)
Advertising Agencies (0.18%)
Interpublic Group of Cos Inc (a)(b)                                       7,436                      $               91,017
Omnicom Group Inc                                                         2,880                                     301,075
                                                                                                        --------------------
                                                                                                                    392,092
                                                                                                        --------------------
Aerospace & Defense (1.45%)
Boeing Co                                                                13,327                                   1,183,971
General Dynamics Corp                                                     6,820                                     507,067
Lockheed Martin Corp                                                      6,001                                     552,512
Northrop Grumman Corp                                                     5,822                                     394,150
Raytheon Co                                                               7,494                                     395,683
Rockwell Collins Inc                                                      2,818                                     178,351
                                                                                                        --------------------
                                                                                                                  3,211,734
                                                                                                        --------------------
Aerospace & Defense Equipment (0.52%)
Goodrich Corp                                                             2,103                                      95,792
United Technologies Corp                                                 16,916                                   1,057,588
                                                                                                        --------------------
                                                                                                                  1,153,380
                                                                                                        --------------------
Agricultural Chemicals (0.22%)
Monsanto Co                                                               9,157                                     481,017
                                                                                                        --------------------

Agricultural Operations (0.16%)
Archer-Daniels-Midland Co                                                11,077                                     354,021
                                                                                                        --------------------

Airlines (0.09%)
Southwest Airlines Co                                                    13,346                                     204,461
                                                                                                        --------------------

Apparel Manufacturers (0.24%)
Coach Inc (b)                                                             6,194                                     266,094
Jones Apparel Group Inc                                                   1,858                                      62,113
Liz Claiborne Inc                                                         1,727                                      75,055
VF Corp                                                                   1,507                                     123,695
                                                                                                        --------------------
                                                                                                                    526,957
                                                                                                        --------------------
Appliances (0.05%)
Whirlpool Corp (a)                                                        1,321                                     109,669
                                                                                                        --------------------

Applications Software (2.11%)
Citrix Systems Inc (b)                                                    3,044                                      82,340
Compuware Corp (b)                                                        5,937                                      49,455
Intuit Inc (a)(b)                                                         5,876                                     179,277
Microsoft Corp                                                          145,803                                   4,353,678
                                                                                                        --------------------
                                                                                                                  4,664,750
                                                                                                        --------------------
Athletic Footwear (0.14%)
Nike Inc                                                                  3,169                                     313,826
                                                                                                        --------------------

Audio & Video Products (0.05%)
Harman International Industries Inc                                       1,100                                     109,901
                                                                                                        --------------------

Auto - Car & Light Trucks (0.24%)
Ford Motor Co (a)                                                        31,836                                     239,088
General Motors Corp (a)                                                   9,533                                     292,854
                                                                                                        --------------------
                                                                                                                    531,942
                                                                                                        --------------------

Auto - Medium & Heavy Duty Trucks (0.12%)
Paccar Inc (a)                                                            4,185                                     271,606
                                                                                                        --------------------

Auto/Truck Parts & Equipment - Original (0.13%)
Johnson Controls Inc                                                      3,300                                     283,536
                                                                                                        --------------------

Beverages - Non-Alcoholic (1.61%)
Coca-Cola Co/The                                                         34,368                                   1,658,256
Coca-Cola Enterprises Inc                                                 4,671                                      95,382
Pepsi Bottling Group Inc                                                  2,307                                      71,309
PepsiCo Inc                                                              27,676                                   1,731,134
                                                                                                        --------------------
                                                                                                                  3,556,081
                                                                                                        --------------------
Beverages - Wine & Spirits (0.09%)
Brown-Forman Corp                                                         1,328                                      87,967
Constellation Brands Inc (b)                                              3,541                                     102,760
                                                                                                        --------------------
                                                                                                                    190,727
                                                                                                        --------------------
Brewery (0.31%)
Anheuser-Busch Cos Inc                                                   12,958                                     637,534
Molson Coors Brewing Co (a)                                                 771                                      58,935
                                                                                                        --------------------
                                                                                                                    696,469
                                                                                                        --------------------
Broadcasting Services & Programming (0.13%)
Clear Channel Communications Inc                                          8,323                                     295,799
                                                                                                        --------------------

Building - Residential & Commercial (0.25%)
Centex Corp (a)                                                           2,000                                     112,540
DR Horton Inc (a)                                                         4,651                                     123,205
KB Home (a)                                                               1,324                                      67,895
Lennar Corp (a)                                                           2,324                                     121,917
Pulte Homes Inc                                                           3,561                                     117,940
                                                                                                        --------------------
                                                                                                                    543,497
                                                                                                        --------------------
Building Products - Air & Heating (0.06%)
American Standard Cos Inc                                                 2,924                                     134,065
                                                                                                        --------------------

Building Products - Wood (0.09%)
Masco Corp                                                                6,644                                     198,456
                                                                                                        --------------------

Cable TV (0.82%)
Comcast Corp (a)(b)                                                      35,076                                   1,484,767
DIRECTV Group Inc/The (b)                                                12,992                                     324,021
                                                                                                        --------------------
                                                                                                                  1,808,788
                                                                                                        --------------------
Casino Hotels (0.12%)
Harrah's Entertainment Inc                                                3,135                                     259,327
                                                                                                        --------------------

Casino Services (0.12%)
International Game Technology                                             5,720                                     264,264
                                                                                                        --------------------

Cellular Telecommunications (0.17%)
Alltel Corp                                                               6,297                                     380,843
                                                                                                        --------------------

Chemicals - Diversified (0.77%)
Dow Chemical Co/The                                                      16,099                                     642,994
EI Du Pont de Nemours & Co                                               15,503                                     755,151
PPG Industries Inc                                                        2,785                                     178,825
Rohm & Haas Co (a)                                                        2,393                                     122,330
                                                                                                        --------------------
                                                                                                                  1,699,300
                                                                                                        --------------------

Chemicals - Specialty (0.21%)
Ashland Inc                                                                 964                                      66,690
Eastman Chemical Co                                                       1,387                                      82,263
Ecolab Inc (a)                                                            3,005                                     135,826
Hercules Inc (b)                                                          1,914                                      36,959
International Flavors & Fragrances Inc                                    1,315                                      64,645
Sigma-Aldrich Corp                                                        1,111                                      86,347
                                                                                                        --------------------
                                                                                                                    472,730
                                                                                                        --------------------
Coal (0.13%)
Consol Energy Inc                                                         3,078                                      98,896
Peabody Energy Corp (a)                                                   4,446                                     179,663
                                                                                                        --------------------
                                                                                                                    278,559
                                                                                                        --------------------
Coatings & Paint (0.05%)
Sherwin-Williams Co/The                                                   1,886                                     119,912
                                                                                                        --------------------

Commercial Banks (0.85%)
BB&T Corp                                                                 9,117                                     400,510
Commerce Bancorp Inc/NJ                                                   3,161                                     111,489
Compass Bancshares Inc (a)                                                2,188                                     130,514
First Horizon National Corp (a)                                           2,098                                      87,654
M&T Bank Corp                                                             1,306                                     159,541
Marshall & Ilsley Corp                                                    4,300                                     206,873
Regions Financial Corp                                                   12,288                                     459,571
Synovus Financial Corp                                                    5,477                                     168,856
Zions Bancorporation                                                      1,802                                     148,557
                                                                                                        --------------------
                                                                                                                  1,873,565
                                                                                                        --------------------
Commercial Services (0.03%)
Convergys Corp (b)                                                        2,322                                      55,217
                                                                                                        --------------------

Commercial Services - Finance (0.35%)
Equifax Inc                                                               2,109                                      85,625
H&R Block Inc (a)                                                         5,432                                     125,153
Moody's Corp                                                              3,961                                     273,547
Western Union Co/The                                                     12,918                                     289,622
                                                                                                        --------------------
                                                                                                                    773,947
                                                                                                        --------------------
Computer Aided Design (0.09%)
Autodesk Inc (b)                                                          3,905                                     157,996
Parametric Technology Corp (b)                                            1,882                                      33,914
                                                                                                        --------------------
                                                                                                                    191,910
                                                                                                        --------------------
Computer Services (0.33%)
Affiliated Computer Services Inc (b)                                      1,998                                      97,582
Cognizant Technology Solutions Corp (b)                                   2,390                                     184,413
Computer Sciences Corp (b)                                                2,894                                     154,453
Electronic Data Systems Corp (a)                                          8,717                                     240,153
Unisys Corp (b)                                                           5,808                                      45,535
                                                                                                        --------------------
                                                                                                                    722,136
                                                                                                        --------------------
Computers (3.10%)
Apple Computer Inc (b)                                                   14,335                                   1,216,181
Dell Inc (b)                                                             38,286                                     960,596
Hewlett-Packard Co                                                       46,163                                   1,901,454
International Business Machines Corp                                     25,388                                   2,466,444
Sun Microsystems Inc (b)                                                 59,319                                     321,509
                                                                                                        --------------------
                                                                                                                  6,866,184
                                                                                                        --------------------
Computers - Integrated Systems (0.06%)
NCR Corp (a)(b)                                                           3,003                                     128,408
                                                                                                        --------------------


Computers - Memory Devices (0.41%)
EMC Corp/Massachusetts (a)(b)                                            37,120                                     489,984
Network Appliance Inc (a)(b)                                              6,301                                     247,503
SanDisk Corp (a)(b)                                                       3,793                                     163,213
                                                                                                        --------------------
                                                                                                                    900,700
                                                                                                        --------------------
Computers - Peripheral Equipment (0.05%)
Lexmark International Inc (b)                                             1,651                                     120,853
                                                                                                        --------------------

Consumer Products - Miscellaneous (0.41%)
Clorox Co                                                                 2,559                                     164,160
Fortune Brands Inc                                                        2,551                                     217,830
Kimberly-Clark Corp                                                       7,724                                     524,846
                                                                                                        --------------------
                                                                                                                    906,836
                                                                                                        --------------------
Containers - Metal & Glass (0.03%)
Ball Corp (a)                                                             1,756                                      76,562
                                                                                                        --------------------

Containers - Paper & Plastic (0.10%)
Bemis Co (a)                                                              1,767                                      60,043
Pactiv Corp (a)(b)                                                        2,243                                      80,053
Sealed Air Corp (a)                                                       1,359                                      88,226
                                                                                                        --------------------
                                                                                                                    228,322
                                                                                                        --------------------
Cosmetics & Toiletries (1.96%)
Avon Products Inc                                                         7,493                                     247,569
Colgate-Palmolive Co                                                      8,668                                     565,500
Estee Lauder Cos Inc/The                                                  2,146                                      87,600
Procter & Gamble Co                                                      53,407                                   3,432,468
                                                                                                        --------------------
                                                                                                                  4,333,137
                                                                                                        --------------------
Cruise Lines (0.17%)
Carnival Corp (a)                                                         7,500                                     367,875
                                                                                                        --------------------

Data Processing & Management (0.58%)
Automatic Data Processing Inc                                             9,280                                     457,040
Fidelity National Information Services                                    2,728                                     109,365
First Data Corp                                                          12,907                                     329,387
Fiserv Inc (b)                                                            2,919                                     153,014
Paychex Inc                                                               5,707                                     225,655
                                                                                                        --------------------
                                                                                                                  1,274,461
                                                                                                        --------------------
Dental Supplies & Equipment (0.04%)
Patterson Cos Inc (a)(b)                                                  2,342                                      83,164
                                                                                                        --------------------

Disposable Medical Products (0.07%)
CR Bard Inc                                                               1,736                                     144,036
                                                                                                        --------------------

Distribution & Wholesale (0.10%)
Genuine Parts Co (a)                                                      2,872                                     136,219
WW Grainger Inc                                                           1,233                                      86,236
                                                                                                        --------------------
                                                                                                                    222,455
                                                                                                        --------------------
Diversified Manufacturing Operations (4.96%)
3M Co                                                                    12,411                                     967,189
Cooper Industries Ltd                                                     1,532                                     138,539
Danaher Corp                                                              3,995                                     289,398
Dover Corp                                                                3,441                                     168,678
Eaton Corp                                                                2,511                                     188,676
General Electric Co (c)                                                 173,735                                   6,464,679
Honeywell International Inc                                              13,762                                     622,593
Illinois Tool Works Inc                                                   7,070                                     326,563
Ingersoll-Rand Co Ltd                                                     5,168                                     202,224
Diversified Manufacturing Operations
ITT Corp                                                                  3,113                                     176,881
Leggett & Platt Inc (a)                                                   3,017                                      72,106
Parker Hannifin Corp                                                      1,987                                     152,761
Textron Inc                                                               2,114                                     198,230
Tyco International Ltd                                                   33,521                                   1,019,038
                                                                                                        --------------------
                                                                                                                 10,987,555
                                                                                                        --------------------
Drug Delivery Systems (0.04%)
Hospira Inc (b)                                                           2,626                                      88,181
                                                                                                        --------------------

E-Commerce - Products (0.09%)
Amazon.Com Inc (a)(b)                                                     5,207                                     205,468
                                                                                                        --------------------

E-Commerce - Services (0.33%)
eBay Inc (a)(b)                                                          19,502                                     586,425
IAC/InterActiveCorp (a)(b)                                                3,762                                     139,796
                                                                                                        --------------------
                                                                                                                    726,221
                                                                                                        --------------------
Electric - Generation (0.11%)
AES Corp/The (b)                                                         11,194                                     246,716
                                                                                                        --------------------

Electric - Integrated (3.01%)
Allegheny Energy Inc (b)                                                  2,785                                     127,859
Ameren Corp (a)                                                           3,476                                     186,766
American Electric Power Co Inc                                            6,667                                     283,881
Centerpoint Energy Inc (a)                                                5,273                                      87,426
CMS Energy Corp (a)                                                       3,749                                      62,608
Consolidated Edison Inc (a)                                               4,328                                     208,047
Constellation Energy Group Inc                                            3,034                                     208,952
Dominion Resources Inc/VA (a)                                             5,962                                     499,854
DTE Energy Co                                                             2,999                                     145,182
Duke Energy Corp                                                         21,164                                     702,856
Edison International                                                      5,491                                     249,731
Entergy Corp                                                              3,486                                     321,828
Exelon Corp                                                              11,308                                     699,852
FirstEnergy Corp (a)                                                      5,380                                     323,930
FPL Group Inc (a)                                                         6,813                                     370,763
PG&E Corp                                                                 5,879                                     278,253
Pinnacle West Capital Corp (a)                                            1,683                                      85,227
PPL Corp                                                                  6,431                                     230,487
Progress Energy Inc                                                       4,284                                     210,259
Public Service Enterprise Group Inc                                       4,251                                     282,181
Southern Co/The (a)                                                      12,518                                     461,413
TECO Energy Inc                                                           3,526                                      60,753
TXU Corp                                                                  7,740                                     419,585
Xcel Energy Inc (a)                                                       6,858                                     158,146
                                                                                                        --------------------
                                                                                                                  6,665,839
                                                                                                        --------------------
Electric Products - Miscellaneous (0.30%)
Emerson Electric Co                                                      13,523                                     595,959
Molex Inc                                                                 2,389                                      75,564
                                                                                                        --------------------
                                                                                                                    671,523
                                                                                                        --------------------
Electronic Components - Miscellaneous (0.07%)
Jabil Circuit Inc                                                         3,113                                      76,424
Sanmina-SCI Corp (b)                                                      8,980                                      30,981
Solectron Corp (a)(b)                                                    15,414                                      49,633
                                                                                                        --------------------
                                                                                                                    157,038
                                                                                                        --------------------
Electronic Components - Semiconductors (1.83%)
Advanced Micro Devices Inc (a)(b)                                         9,246                                     188,156

Electronic Components - Semiconductors
Altera Corp (b)                                                           6,099                                     120,028
Broadcom Corp (a)(b)                                                      7,904                                     255,378
Intel Corp                                                               97,182                                   1,967,936
LSI Logic Corp (a)(b)                                                     6,752                                      60,768
Micron Technology Inc (a)(b)                                             12,715                                     177,501
National Semiconductor Corp (a)                                           4,864                                     110,413
Nvidia Corp (b)                                                           5,992                                     221,764
PMC - Sierra Inc (a)(b)                                                   3,536                                      23,727
QLogic Corp (b)                                                           2,657                                      58,242
Texas Instruments Inc                                                    25,010                                     720,288
Xilinx Inc                                                                5,667                                     134,931
                                                                                                        --------------------
                                                                                                                  4,039,132
                                                                                                        --------------------
Electronic Forms (0.18%)
Adobe Systems Inc (a)(b)                                                  9,832                                     404,292
                                                                                                        --------------------

Electronic Measurement Instruments (0.13%)
Agilent Technologies Inc (b)                                              6,888                                     240,047
Tektronix Inc                                                             1,390                                      40,546
                                                                                                        --------------------
                                                                                                                    280,593
                                                                                                        --------------------
Electronics - Military (0.08%)
L-3 Communications Holdings Inc                                           2,106                                     172,229
                                                                                                        --------------------

Engineering - Research & Development Services (0.06%)
Fluor Corp (a)                                                            1,484                                     121,169
                                                                                                        --------------------

Engines - Internal Combustion (0.05%)
Cummins Inc                                                                 884                                     104,471
                                                                                                        --------------------

Enterprise Software & Services (0.66%)
BMC Software Inc (b)                                                      3,457                                     111,315
CA Inc                                                                    6,922                                     156,783
Novell Inc (b)                                                            5,714                                      35,427
Oracle Corp (b)                                                          67,426                                   1,155,682
                                                                                                        --------------------
                                                                                                                  1,459,207
                                                                                                        --------------------
Entertainment Software (0.12%)
Electronic Arts Inc (a)(b)                                                5,199                                     261,822
                                                                                                        --------------------

Fiduciary Banks (0.62%)
Bank of New York Co Inc/The                                              12,880                                     507,086
Mellon Financial Corp (a)                                                 6,942                                     292,605
Northern Trust Corp                                                       3,160                                     191,780
State Street Corp                                                         5,597                                     377,462
                                                                                                        --------------------
                                                                                                                  1,368,933
                                                                                                        --------------------
Filtration & Separation Products (0.03%)
Pall Corp                                                                 2,063                                      71,277
                                                                                                        --------------------

Finance - Commercial (0.08%)
CIT Group Inc                                                             3,342                                     186,383
                                                                                                        --------------------

Finance - Consumer Loans (0.15%)
SLM Corp                                                                  6,889                                     335,976
                                                                                                        --------------------

Finance - Credit Card (0.56%)
American Express Co                                                      20,306                                   1,231,965
                                                                                                        --------------------


Finance - Investment Banker & Broker (5.97%)
Bear Stearns Cos Inc/The                                                  1,977                                     321,816
Charles Schwab Corp/The                                                  17,239                                     333,402
Citigroup Inc                                                            82,816                                   4,612,851
E*Trade Financial Corp (b)                                                7,196                                     161,334
Goldman Sachs Group Inc                                                   7,177                                   1,430,735
JPMorgan Chase & Co                                                      58,467                                   2,823,956
Lehman Brothers Holdings Inc                                              8,934                                     697,924
Merrill Lynch & Co Inc                                                   14,899                                   1,387,097
Morgan Stanley                                                           17,841                                   1,452,793
                                                                                                        --------------------
                                                                                                                 13,221,908
                                                                                                        --------------------
Finance - Mortgage Loan/Banker (1.00%)
Countrywide Financial Corp (a)                                           10,468                                     444,367
Fannie Mae                                                               16,434                                     976,015
Freddie Mac                                                              11,680                                     793,072
                                                                                                        --------------------
                                                                                                                  2,213,454
                                                                                                        --------------------
Finance - Other Services (0.14%)
Chicago Mercantile Exchange Holdings Inc (a)                                587                                     299,223
                                                                                                        --------------------

Financial Guarantee Insurance (0.19%)
AMBAC Financial Group Inc                                                 1,788                                     159,257
MBIA Inc                                                                  2,272                                     165,992
MGIC Investment Corp                                                      1,399                                      87,494
                                                                                                        --------------------
                                                                                                                    412,743
                                                                                                        --------------------
Food - Confectionery (0.15%)
Hershey Co/The (a)                                                        2,931                                     145,964
WM Wrigley Jr Co                                                          3,700                                     191,364
                                                                                                        --------------------
                                                                                                                    337,328
                                                                                                        --------------------
Food - Dairy Products (0.04%)
Dean Foods Co (b)                                                         2,254                                      95,299
                                                                                                        --------------------

Food - Meat Products (0.03%)
Tyson Foods Inc (a)                                                       4,247                                      69,863
                                                                                                        --------------------

Food - Miscellaneous/Diversified (0.66%)
Campbell Soup Co                                                          3,671                                     142,765
ConAgra Foods Inc                                                         8,588                                     231,876
General Mills Inc                                                         5,782                                     333,043
HJ Heinz Co                                                               5,553                                     249,941
Kellogg Co                                                                4,230                                     211,754
McCormick & Co Inc/MD                                                     2,215                                      85,410
Sara Lee Corp                                                            12,587                                     214,357
                                                                                                        --------------------
                                                                                                                  1,469,146
                                                                                                        --------------------
Food - Retail (0.29%)
Kroger Co/The                                                            12,092                                     278,963
Safeway Inc                                                               7,471                                     258,198
Whole Foods Market Inc                                                    2,409                                     113,054
                                                                                                        --------------------
                                                                                                                    650,215
                                                                                                        --------------------
Food - Wholesale & Distribution (0.23%)
Supervalu Inc                                                             3,470                                     124,052
Sysco Corp                                                               10,418                                     382,966
                                                                                                        --------------------
                                                                                                                    507,018
                                                                                                        --------------------
Forestry (0.18%)
Plum Creek Timber Co Inc (a)                                              2,984                                     118,912
Weyerhaeuser Co (a)                                                       3,987                                     281,682
                                                                                                        --------------------
                                                                                                                    400,594
                                                                                                        --------------------

Gas - Distribution (0.25%)
KeySpan Corp                                                              2,954                                     121,646
Nicor Inc                                                                   754                                      35,287
NiSource Inc                                                              4,601                                     110,884
Peoples Energy Corp                                                         648                                      28,881
Sempra Energy                                                             4,419                                     247,332
                                                                                                        --------------------
                                                                                                                    544,030
                                                                                                        --------------------
Gold Mining (0.16%)
Newmont Mining Corp (a)                                                   7,588                                     342,598
                                                                                                        --------------------

Health Care Cost Containment (0.11%)
McKesson Corp                                                             4,988                                     252,892
                                                                                                        --------------------

Home Decoration Products (0.06%)
Newell Rubbermaid Inc                                                     4,672                                     135,254
                                                                                                        --------------------

Hotels & Motels (0.37%)
Hilton Hotels Corp (a)                                                    6,516                                     227,408
Marriott International Inc                                                5,664                                     270,286
Starwood Hotels & Resorts Worldwide Inc                                   3,573                                     223,313
Wyndham Worldwide Corp (b)                                                3,339                                     106,915
                                                                                                        --------------------
                                                                                                                    827,922
                                                                                                        --------------------
Human Resources (0.09%)
Monster Worldwide Inc (b)                                                 2,164                                     100,929
Robert Half International Inc                                             2,824                                     104,827
                                                                                                        --------------------
                                                                                                                    205,756
                                                                                                        --------------------
Identification Systems - Development (0.03%)
Symbol Technologies Inc                                                   4,293                                      64,137
                                                                                                        --------------------

Independent Power Producer (0.02%)
Dynegy Inc (b)                                                            6,481                                      46,922
                                                                                                        --------------------

Industrial Automation & Robots (0.08%)
Rockwell Automation Inc                                                   2,868                                     175,177
                                                                                                        --------------------

Industrial Gases (0.26%)
Air Products & Chemicals Inc                                              3,714                                     261,020
Praxair Inc                                                               5,442                                     322,874
                                                                                                        --------------------
                                                                                                                    583,894
                                                                                                        --------------------
Instruments - Controls (0.14%)
Thermo Fisher Scientific Inc (b)                                          6,878                                     311,505
                                                                                                        --------------------

Instruments - Scientific (0.11%)
Applera Corp - Applied Biosystems Group                                   3,088                                     113,299
PerkinElmer Inc                                                           2,073                                      46,083
Waters Corp (a)(b)                                                        1,710                                      83,738
                                                                                                        --------------------
                                                                                                                    243,120
                                                                                                        --------------------
Insurance Brokers (0.21%)
AON Corp (a)                                                              5,219                                     184,439
Marsh & McLennan Cos Inc                                                  9,289                                     284,801
                                                                                                        --------------------
                                                                                                                    469,240
                                                                                                        --------------------
Internet Security (0.19%)
Symantec Corp (a)(b)                                                     15,810                                     329,638
VeriSign Inc (a)(b)                                                       4,132                                      99,375
                                                                                                        --------------------
                                                                                                                    429,013
                                                                                                        --------------------

Investment Management & Advisory Services (0.48%)
Ameriprise Financial Inc                                                  4,078                                     222,251
Federated Investors Inc (a)                                               1,522                                      51,413
Franklin Resources Inc                                                    2,810                                     309,578
Janus Capital Group Inc (a)                                               3,340                                      72,110
Legg Mason Inc                                                            2,215                                     210,536
T Rowe Price Group Inc                                                    4,443                                     194,470
                                                                                                        --------------------
                                                                                                                  1,060,358
                                                                                                        --------------------
Leisure & Recreation Products (0.02%)
Brunswick Corp                                                            1,547                                      49,349
                                                                                                        --------------------

Life & Health Insurance (0.84%)
Aflac Inc                                                                 8,334                                     383,364
Cigna Corp                                                                1,729                                     227,484
Lincoln National Corp                                                     4,839                                     321,310
Prudential Financial Inc (a)                                              8,039                                     690,229
Torchmark Corp                                                            1,653                                     105,395
UnumProvident Corp (a)                                                    5,773                                     119,963
                                                                                                        --------------------
                                                                                                                  1,847,745
                                                                                                        --------------------
Linen Supply & Related Items (0.04%)
Cintas Corp                                                               2,300                                      91,333
                                                                                                        --------------------

Machinery - Construction & Mining (0.35%)
Caterpillar Inc                                                          10,964                                     672,422
Terex Corp (b)                                                            1,711                                     110,496
                                                                                                        --------------------
                                                                                                                    782,918
                                                                                                        --------------------
Machinery - Farm (0.17%)
Deere & Co                                                                3,897                                     370,488
                                                                                                        --------------------

Medical - Biomedical/Gene (1.11%)
Amgen Inc (b)                                                            19,661                                   1,343,043
Biogen Idec Inc (a)(b)                                                    5,682                                     279,498
Celgene Corp (a)(b)                                                       6,277                                     361,116
Genzyme Corp (b)                                                          4,430                                     272,799
Medimmune Inc (a)(b)                                                      4,032                                     130,516
Millipore Corp (a)(b)                                                       900                                      59,940
                                                                                                        --------------------
                                                                                                                  2,446,912
                                                                                                        --------------------
Medical - Drugs (4.58%)
Abbott Laboratories                                                      25,869                                   1,260,079
Allergan Inc (a)                                                          2,591                                     310,246
Bristol-Myers Squibb Co                                                  33,148                                     872,456
Eli Lilly & Co                                                           16,593                                     864,495
Forest Laboratories Inc (b)                                               5,338                                     270,103
King Pharmaceuticals Inc (a)(b)                                           4,098                                      65,240
Merck & Co Inc                                                           36,591                                   1,595,368
Pfizer Inc                                                              121,527                                   3,147,549
Schering-Plough Corp                                                     24,988                                     590,716
Wyeth                                                                    22,698                                   1,155,782
                                                                                                        --------------------
                                                                                                                 10,132,034
                                                                                                        --------------------
Medical - Generic Drugs (0.09%)
Barr Pharmaceuticals Inc (b)                                              1,793                                      89,865
Mylan Laboratories Inc                                                    3,572                                      71,297
Watson Pharmaceuticals Inc (a)(b)                                         1,727                                      44,954
                                                                                                        --------------------
                                                                                                                    206,116
                                                                                                        --------------------
Medical - HMO (1.23%)
Aetna Inc                                                                 8,798                                     379,898
Coventry Health Care Inc (b)                                              2,686                                     134,434

Medical - HMO
Humana Inc (b)                                                            2,802                                     154,979
UnitedHealth Group Inc                                                   22,703                                   1,219,832
WellPoint Inc (b)                                                        10,450                                     822,310
                                                                                                        --------------------
                                                                                                                  2,711,453
                                                                                                        --------------------
Medical - Hospitals (0.06%)
Health Management Associates Inc (a)                                      4,054                                      85,580
Tenet Healthcare Corp (a)(b)                                              7,944                                      55,370
                                                                                                        --------------------
                                                                                                                    140,950
                                                                                                        --------------------
Medical - Nursing Homes (0.03%)
Manor Care Inc (a)                                                        1,246                                      58,462
                                                                                                        --------------------

Medical - Wholesale Drug Distribution (0.26%)
AmerisourceBergen Corp                                                    3,238                                     145,581
Cardinal Health Inc                                                       6,826                                     439,799
                                                                                                        --------------------
                                                                                                                    585,380
                                                                                                        --------------------
Medical Information Systems (0.04%)
IMS Health Inc                                                            3,345                                      91,921
                                                                                                        --------------------

Medical Instruments (0.72%)
Boston Scientific Corp (b)                                               19,874                                     341,435
Medtronic Inc                                                            19,401                                   1,038,148
St Jude Medical Inc (b)                                                   5,957                                     217,788
                                                                                                        --------------------
                                                                                                                  1,597,371
                                                                                                        --------------------
Medical Laboratory & Testing Service (0.13%)
Laboratory Corp of America Holdings (a)(b)                                2,114                                     155,316
Quest Diagnostics Inc                                                     2,696                                     142,888
                                                                                                        --------------------
                                                                                                                    298,204
                                                                                                        --------------------
Medical Products (2.16%)
Baxter International Inc                                                 11,030                                     511,682
Becton Dickinson & Co                                                     4,157                                     291,614
Biomet Inc                                                                4,128                                     170,363
Johnson & Johnson                                                        48,866                                   3,226,133
Stryker Corp                                                              5,010                                     276,101
Zimmer Holdings Inc (a)(b)                                                4,022                                     315,244
                                                                                                        --------------------
                                                                                                                  4,791,137
                                                                                                        --------------------
Metal - Aluminum (0.20%)
Alcoa Inc                                                                14,614                                     438,566
                                                                                                        --------------------

Metal - Copper (0.19%)
Phelps Dodge Corp                                                         3,438                                     411,597
                                                                                                        --------------------

Metal - Diversified (0.08%)
Freeport-McMoRan Copper & Gold Inc                                        3,319                                     184,968
                                                                                                        --------------------

Motorcycle/Motor Scooter (0.14%)
Harley-Davidson Inc (a)                                                   4,368                                     307,813
                                                                                                        --------------------

Multi-Line Insurance (2.86%)
ACE Ltd                                                                   5,487                                     332,348
Allstate Corp/The                                                        10,533                                     685,804
American International Group Inc                                         43,816                                   3,139,854
Cincinnati Financial Corp                                                 2,920                                     132,305
Genworth Financial Inc                                                    7,470                                     255,549
Hartford Financial Services Group Inc                                     5,342                                     498,462
Loews Corp                                                                7,702                                     319,402

Multi-Line Insurance
Metlife Inc                                                              12,813                                     756,095
XL Capital Ltd                                                            3,043                                     219,157
                                                                                                        --------------------
                                                                                                                  6,338,976
                                                                                                        --------------------
Multimedia (2.04%)
EW Scripps Co (a)                                                         1,404                                      70,116
McGraw-Hill Cos Inc/The                                                   5,970                                     406,079
Meredith Corp (a)                                                           653                                      36,796
News Corp                                                                39,451                                     847,407
Time Warner Inc                                                          67,288                                   1,465,533
Viacom Inc (b)                                                           11,786                                     483,580
Walt Disney Co                                                           34,862                                   1,194,721
                                                                                                        --------------------
                                                                                                                  4,504,232
                                                                                                        --------------------
Networking Products (1.35%)
Cisco Systems Inc (b)                                                   102,351                                   2,797,253
Juniper Networks Inc (b)                                                  9,535                                     180,593
                                                                                                        --------------------
                                                                                                                  2,977,846
                                                                                                        --------------------
Non-Hazardous Waste Disposal (0.17%)
Allied Waste Industries Inc (a)(b)                                        4,280                                      52,601
Waste Management Inc                                                      9,017                                     331,555
                                                                                                        --------------------
                                                                                                                    384,156
                                                                                                        --------------------
Office Automation & Equipment (0.20%)
Pitney Bowes Inc (a)                                                      3,740                                     172,751
Xerox Corp (b)                                                           16,269                                     275,759
                                                                                                        --------------------
                                                                                                                    448,510
                                                                                                        --------------------
Office Supplies & Forms (0.05%)
Avery Dennison Corp                                                       1,591                                     108,077
                                                                                                        --------------------

Oil - Field Services (1.22%)
Baker Hughes Inc (a)                                                      5,406                                     403,612
BJ Services Co                                                            4,941                                     144,870
Halliburton Co                                                           16,947                                     526,204
Schlumberger Ltd (a)                                                     19,858                                   1,254,231
Smith International Inc                                                   3,361                                     138,036
Weatherford International Ltd (b)                                         5,726                                     239,290
                                                                                                        --------------------
                                                                                                                  2,706,243
                                                                                                        --------------------
Oil & Gas Drilling (0.35%)
Nabors Industries Ltd (a)(b)                                              5,045                                     150,240
Noble Corp (a)                                                            2,285                                     174,003
Rowan Cos Inc                                                             1,861                                      61,785
Transocean Inc (b)                                                        4,928                                     398,626
                                                                                                        --------------------
                                                                                                                    784,654
                                                                                                        --------------------
Oil Company - Exploration & Production (0.96%)
Anadarko Petroleum Corp (a)                                               7,749                                     337,236
Apache Corp                                                               5,552                                     369,264
Chesapeake Energy Corp                                                    7,010                                     203,641
Devon Energy Corp                                                         7,450                                     499,746
EOG Resources Inc                                                         4,104                                     256,295
Murphy Oil Corp                                                           3,153                                     160,330
XTO Energy Inc                                                            6,167                                     290,157
                                                                                                        --------------------
                                                                                                                  2,116,669
                                                                                                        --------------------
Oil Company - Integrated (6.20%)
Chevron Corp                                                             36,742                                   2,701,639
ConocoPhillips                                                           27,738                                   1,995,749
Exxon Mobil Corp                                                         98,302                                   7,532,882
Hess Corp                                                                 4,563                                     226,188
Marathon Oil Corp                                                         5,925                                     548,063
Oil Company - Integrated
Occidental Petroleum Corp                                                14,520                                     709,012
                                                                                                        --------------------
                                                                                                                 13,713,533
                                                                                                        --------------------
Oil Field Machinery & Equipment (0.08%)
National Oilwell Varco Inc (a)(b)                                         2,958                                     180,970
                                                                                                        --------------------

Oil Refining & Marketing (0.29%)
Sunoco Inc                                                                2,075                                     129,397
Valero Energy Corp                                                       10,190                                     521,320
                                                                                                        --------------------
                                                                                                                    650,717
                                                                                                        --------------------
Optical Supplies (0.02%)
Bausch & Lomb Inc (a)                                                       906                                      47,166
                                                                                                        --------------------

Paper & Related Products (0.20%)
International Paper Co (a)                                                7,668                                     261,479
MeadWestvaco Corp                                                         3,054                                      91,803
Temple-Inland Inc (a)                                                     1,803                                      82,992
                                                                                                        --------------------
                                                                                                                    436,274
                                                                                                        --------------------
Pharmacy Services (0.38%)
Caremark Rx Inc                                                           7,188                                     410,506
Express Scripts Inc (b)                                                   2,283                                     163,463
Medco Health Solutions Inc (b)                                            4,945                                     264,261
                                                                                                        --------------------
                                                                                                                    838,230
                                                                                                        --------------------
Photo Equipment & Supplies (0.06%)
Eastman Kodak Co (a)                                                      4,842                                     124,924
                                                                                                        --------------------

Pipelines (0.34%)
El Paso Corp (a)                                                         11,889                                     181,664
Kinder Morgan Inc                                                         1,808                                     191,196
Questar Corp                                                              1,447                                     120,173
Williams Cos Inc                                                         10,051                                     262,532
                                                                                                        --------------------
                                                                                                                    755,565
                                                                                                        --------------------
Power Converter & Supply Equipment (0.04%)
American Power Conversion Corp (a)                                        2,849                                      87,151
                                                                                                        --------------------

Printing - Commercial (0.06%)
RR Donnelley & Sons Co                                                    3,654                                     129,863
                                                                                                        --------------------

Property & Casualty Insurance (0.64%)
Chubb Corp                                                                6,938                                     367,089
Progressive Corp/The                                                     12,838                                     310,936
Safeco Corp                                                               1,774                                     110,964
St Paul Travelers Cos Inc/The                                            11,630                                     624,415
                                                                                                        --------------------
                                                                                                                  1,413,404
                                                                                                        --------------------
Publicly Traded Investment Fund (0.68%)
iShares S&P 500 Index Fund/US (a)                                        10,540                                   1,494,994
                                                                                                        --------------------

Publishing - Newspapers (0.20%)
Dow Jones & Co Inc (a)                                                    1,097                                      41,686
Gannett Co Inc (a)                                                        3,949                                     238,757
New York Times Co (a)                                                     2,423                                      59,024
Tribune Co                                                                3,213                                      98,896
                                                                                                        --------------------
                                                                                                                    438,363
                                                                                                        --------------------
Quarrying (0.06%)
Vulcan Materials Co                                                       1,591                                     142,983
                                                                                                        --------------------

Real Estate Magagement & Services (0.10%)
CB Richard Ellis Group Inc (b)                                            3,114                                     103,385
Realogy Corp (b)                                                          3,613                                     109,546
                                                                                                        --------------------
                                                                                                                    212,931
                                                                                                        --------------------
Regional Banks (5.26%)
Bank of America Corp                                                     75,687                                   4,040,929
Capital One Financial Corp                                                6,876                                     528,214
Comerica Inc                                                              2,677                                     157,086
Fifth Third Bancorp                                                       9,406                                     384,988
Huntington Bancshares Inc/OH (a)                                          4,005                                      95,119
Keycorp                                                                   6,768                                     257,387
National City Corp (a)                                                   10,645                                     389,181
PNC Financial Services Group Inc                                          4,952                                     366,646
SunTrust Banks Inc (a)                                                    5,969                                     504,082
US Bancorp                                                               29,627                                   1,072,201
Wachovia Corp                                                            32,125                                   1,829,519
Wells Fargo & Co                                                         56,899                                   2,023,329
                                                                                                        --------------------
                                                                                                                 11,648,681
                                                                                                        --------------------
REITS - Apartments (0.25%)
Apartment Investment & Management Co                                      1,626                                      91,088
Archstone-Smith Trust                                                     3,681                                     214,271
Equity Residential                                                        4,924                                     249,893
                                                                                                        --------------------
                                                                                                                    555,252
                                                                                                        --------------------
REITS - Diversified (0.12%)
Vornado Realty Trust (a)                                                  2,176                                     264,384
                                                                                                        --------------------

REITS - Office Property (0.23%)
Boston Properties Inc                                                     1,969                                     220,292
Equity Office Properties Trust                                            5,924                                     285,359
                                                                                                        --------------------
                                                                                                                    505,651
                                                                                                        --------------------
REITS - Regional Malls (0.17%)
Simon Property Group Inc                                                  3,730                                     377,812
                                                                                                        --------------------

REITS - Shopping Centers (0.08%)
Kimco Realty Corp                                                         3,809                                     171,215
                                                                                                        --------------------

REITS - Storage (0.09%)
Public Storage Inc                                                        2,065                                     201,337
                                                                                                        --------------------

REITS - Warehouse & Industrial (0.11%)
Prologis                                                                  4,171                                     253,472
                                                                                                        --------------------

Retail - Apparel & Shoe (0.24%)
Gap Inc/The                                                               8,881                                     173,180
Ltd Brands Inc                                                            5,765                                     166,839
Nordstrom Inc                                                             3,856                                     190,255
                                                                                                        --------------------
                                                                                                                    530,274
                                                                                                        --------------------
Retail - Auto Parts (0.04%)
Autozone Inc (a)(b)                                                         853                                      98,573
                                                                                                        --------------------

Retail - Automobile (0.02%)
Autonation Inc (a)(b)                                                     2,521                                      53,748
                                                                                                        --------------------

Retail - Bedding (0.08%)
Bed Bath & Beyond Inc (b)                                                 4,764                                     181,508
                                                                                                        --------------------


Retail - Building Products (0.99%)
Home Depot Inc (a)                                                       34,397                                   1,381,383
Lowe's Cos Inc                                                           25,665                                     799,465
                                                                                                        --------------------
                                                                                                                  2,180,848
                                                                                                        --------------------
Retail - Consumer Electronics (0.19%)
Best Buy Co Inc                                                           6,799                                     334,443
Circuit City Stores Inc                                                   2,391                                      45,381
RadioShack Corp (a)                                                       2,289                                      38,409
                                                                                                        --------------------
                                                                                                                    418,233
                                                                                                        --------------------
Retail - Discount (1.61%)
Big Lots Inc (a)(b)                                                       1,845                                      42,287
Costco Wholesale Corp                                                     7,724                                     408,368
Dollar General Corp                                                       5,259                                      84,460
Family Dollar Stores Inc                                                  2,556                                      74,967
Target Corp                                                              14,476                                     825,856
TJX Cos Inc                                                               7,670                                     218,442
Wal-Mart Stores Inc                                                      41,447                                   1,914,022
                                                                                                        --------------------
                                                                                                                  3,568,402
                                                                                                        --------------------
Retail - Drug Store (0.54%)
CVS Corp (a)                                                             13,881                                     429,062
Walgreen Co (a)                                                          16,912                                     776,091
                                                                                                        --------------------
                                                                                                                  1,205,153
                                                                                                        --------------------
Retail - Jewelry (0.04%)
Tiffany & Co (a)                                                          2,281                                      89,506
                                                                                                        --------------------

Retail - Major Department Store (0.24%)
JC Penney Co Inc                                                          3,792                                     293,349
Sears Holdings Corp (a)(b)                                                1,401                                     235,270
                                                                                                        --------------------
                                                                                                                    528,619
                                                                                                        --------------------
Retail - Office Supplies (0.26%)
Office Depot Inc (a)(b)                                                   4,692                                     179,094
OfficeMax Inc                                                             1,255                                      62,311
Staples Inc                                                              12,179                                     325,179
                                                                                                        --------------------
                                                                                                                    566,584
                                                                                                        --------------------
Retail - Regional Department Store (0.34%)
Dillard's Inc                                                             1,026                                      35,879
Federated Department Stores Inc                                           8,851                                     337,489
Kohl's Corp (b)                                                           5,512                                     377,186
                                                                                                        --------------------
                                                                                                                    750,554
                                                                                                        --------------------
Retail - Restaurants (0.81%)
Darden Restaurants Inc (a)                                                2,475                                      99,421
McDonald's Corp (a)                                                      20,844                                     924,015
Starbucks Corp (a)(b)                                                    12,743                                     451,357
Wendy's International Inc                                                 1,611                                      53,308
Yum! Brands Inc                                                           4,468                                     262,718
                                                                                                        --------------------
                                                                                                                  1,790,819
                                                                                                        --------------------
Rubber - Tires (0.03%)
Goodyear Tire & Rubber Co/The (a)(b)                                      2,991                                      62,781
                                                                                                        --------------------

Savings & Loans - Thrifts (0.40%)
Sovereign Bancorp Inc (a)                                                 6,058                                     153,813
Washington Mutual Inc                                                    15,931                                     724,701
                                                                                                        --------------------
                                                                                                                    878,514
                                                                                                        --------------------
Schools (0.04%)
Apollo Group Inc (a)(b)                                                   2,359                                      91,930
                                                                                                        --------------------

Semiconductor Component - Integrated Circuits (0.23%)
Analog Devices Inc                                                        5,764                                     189,463
Linear Technology Corp (a)                                                5,039                                     152,782
Maxim Integrated Products Inc                                             5,405                                     165,501
                                                                                                        --------------------
                                                                                                                    507,746
                                                                                                        --------------------
Semiconductor Equipment (0.32%)
Applied Materials Inc                                                    23,409                                     431,896
Kla-Tencor Corp (a)                                                       3,355                                     166,911
Novellus Systems Inc (b)                                                  2,083                                      71,697
Teradyne Inc (a)(b)                                                       3,199                                      47,857
                                                                                                        --------------------
                                                                                                                    718,361
                                                                                                        --------------------
Steel - Producers (0.19%)
Nucor Corp                                                                5,092                                     278,329
United States Steel Corp                                                  1,997                                     146,060
                                                                                                        --------------------
                                                                                                                    424,389
                                                                                                        --------------------
Steel - Specialty (0.07%)
Allegheny Technologies Inc                                                1,698                                     153,975
                                                                                                        --------------------

Telecommunication Equipment (0.13%)
ADC Telecommunications Inc (b)                                            1,976                                      28,711
Avaya Inc (a)(b)                                                          7,654                                     107,003
Comverse Technology Inc (a)(b)                                            3,405                                      71,880
Tellabs Inc (b)                                                           7,446                                      76,396
                                                                                                        --------------------
                                                                                                                    283,990
                                                                                                        --------------------
Telecommunication Equipment - Fiber Optics (0.27%)
Ciena Corp (a)(b)                                                         1,423                                      39,432
Corning Inc (a)(b)                                                       26,365                                     493,289
JDS Uniphase Corp (a)(b)                                                  3,558                                      59,276
                                                                                                        --------------------
                                                                                                                    591,997
                                                                                                        --------------------
Telecommunication Services (0.06%)
Embarq Corp                                                               2,520                                     132,451
                                                                                                        --------------------

Telephone - Integrated (3.17%)
AT&T Inc                                                                 64,769                                   2,315,492
BellSouth Corp                                                           30,743                                   1,448,303
CenturyTel Inc                                                            1,935                                      84,482
Citizens Communications Co (a)                                            5,425                                      77,957
Qwest Communications International Inc (a)(b)                            27,103                                     226,852
Sprint Nextel Corp                                                       48,791                                     921,662
Verizon Communications Inc                                               49,206                                   1,832,431
Windstream Corp                                                           8,036                                     114,272
                                                                                                        --------------------
                                                                                                                  7,021,451
                                                                                                        --------------------
Television (0.25%)
CBS Corp                                                                 13,172                                     410,703
Univision Communications Inc (a)(b)                                       4,252                                     150,606
                                                                                                        --------------------
                                                                                                                    561,309
                                                                                                        --------------------
Therapeutics (0.23%)
Gilead Sciences Inc (b)                                                   7,750                                     503,207
                                                                                                        --------------------

Tobacco (1.53%)
Altria Group Inc                                                         35,324                                   3,031,506
Reynolds American Inc (a)                                                 2,890                                     189,208
UST Inc (a)                                                               2,712                                     157,838
                                                                                                        --------------------
                                                                                                                  3,378,552
                                                                                                        --------------------
Tools - Hand Held (0.09%)
Black & Decker Corp (a)                                                   1,147                                      91,726

Tools - Hand Held
Snap-On Inc                                                                 984                                      46,878
Stanley Works/The                                                         1,370                                      68,897
                                                                                                        --------------------
                                                                                                                    207,501
                                                                                                        --------------------
Toys (0.10%)
Hasbro Inc                                                                2,677                                      72,948
Mattel Inc                                                                6,428                                     145,659
                                                                                                        --------------------
                                                                                                                    218,607
                                                                                                        --------------------
Transport - Rail (0.66%)
Burlington Northern Santa Fe Corp                                         6,054                                     446,845
CSX Corp                                                                  7,335                                     252,544
Norfolk Southern Corp                                                     6,689                                     336,390
Union Pacific Corp                                                        4,546                                     418,323
                                                                                                        --------------------
                                                                                                                  1,454,102
                                                                                                        --------------------
Transport - Services (0.89%)
FedEx Corp                                                                5,168                                     561,348
Ryder System Inc                                                          1,024                                      52,286
United Parcel Service Inc                                                18,094                                   1,356,688
                                                                                                        --------------------
                                                                                                                  1,970,322
                                                                                                        --------------------
Travel Services (0.03%)
Sabre Holdings Corp                                                       2,231                                      71,147
                                                                                                        --------------------

Web Portals (0.99%)
Google Inc (b)                                                            3,612                                   1,663,254
Yahoo! Inc (a)(b)                                                        20,633                                     526,967
                                                                                                        --------------------
                                                                                                                  2,190,221
                                                                                                        --------------------
Wireless Equipment (0.85%)
Motorola Inc                                                             40,745                                     837,717
Qualcomm Inc                                                             27,853                                   1,052,565
                                                                                                        --------------------
                                                                                                                  1,890,282
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $          215,766,684
                                                                                                        --------------------
                                                                     Principal
                                                                       Amount                                  Value
                                                                     ----------- ---------------------- --------------------
SHORT TERM INVESTMENTS (2.31%)
Commercial Paper (2.31%)
Investment in Joint Trading Account; HSBC Funding
5.28%, 1/ 2/2007                                                      5,110,044                                   5,110,044
                                                                                                        --------------------
TOTAL SHORT TERM INVESTMENTS                                                                         $            5,110,044
                                                                                                        --------------------
MONEY MARKET FUNDS (13.43%)
Money Center Banks (13.43%)
BNY Institutional Cash Reserve Fund (d)                              29,721,000                                  29,721,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $           29,721,000
                                                                                                        --------------------
Total Investments                                                                                    $          250,597,728
Liabilities in Excess of Other Assets, Net - (13.23)%                                                          (29,270,948)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $          221,326,780
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Security or a portion of the security was on loan at the end of the period.

(b)  Non-Income Producing Security

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,507,005 or 0.68% of net assets.

(d)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $           52,859,691
Unrealized Depreciation                                                                                        (17,489,357)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                       35,370,334
Cost for federal income tax purposes                                                                            215,227,394

                                      SCHEDULE OF FUTURES CONTRACTS
                                                                                  Current                   Unrealized
                                                           Number                 Market                   Appreciation/
                                       of
Type                                                       Contracts               Value                  (Depreciation)
---------------------------------------------------------- --------- ---------------------------------- --------------------
Buy:
S & P 500; March 2007                                         13                            $4,642,300              $10,062

Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Sector                                                                                                              Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Financial                                                                                                            37.13%
Consumer, Non-cyclical                                                                                               19.35%
Communications                                                                                                       11.22%
Industrial                                                                                                           10.73%
Technology                                                                                                           10.30%
Energy                                                                                                                9.57%
Consumer, Cyclical                                                                                                    8.02%
Utilities                                                                                                             3.39%
Basic Materials                                                                                                       2.84%
Funds                                                                                                                 0.68%
Liabilities in Excess of Other Assets, Net                                                                        (-13.23%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================

Other Assets Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Asset Type                                                                                                          Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Futures                                                                                                               2.10%


Schedule of Investments
December 31, 2006
LargeCap Value Account

                                                                       Shares
                                                                        Held                                   Value
                                                                     ----------- ---------------------- --------------------
COMMON STOCKS (97.57%)
Advertising Agencies (0.33%)
Interpublic Group of Cos Inc (a)(b)                                      54,400                      $              665,856
                                                                                                        --------------------

Aerospace & Defense (1.49%)
Boeing Co                                                                11,100                                     986,124
Lockheed Martin Corp                                                      7,400                                     681,318
Northrop Grumman Corp                                                    19,400                                   1,313,380
                                                                                                        --------------------
                                                                                                                  2,980,822
                                                                                                        --------------------
Agricultural Operations (0.16%)
Bunge Ltd (a)                                                             4,500                                     326,295
                                                                                                        --------------------

Apparel Manufacturers (0.69%)
Jones Apparel Group Inc                                                  23,900                                     798,977
VF Corp                                                                   7,050                                     578,664
                                                                                                        --------------------
                                                                                                                  1,377,641
                                                                                                        --------------------
Applications Software (0.47%)
Microsoft Corp                                                           31,400                                     937,604
                                                                                                        --------------------

Auto - Car & Light Trucks (0.54%)
DaimlerChrysler AG (a)                                                   17,800                                   1,093,098
                                                                                                        --------------------

Auto/Truck Parts & Equipment - Original (1.24%)
Autoliv Inc (a)                                                          15,100                                     910,530
BorgWarner Inc (a)                                                       10,400                                     613,808
Magna International Inc (a)                                              12,100                                     974,655
                                                                                                        --------------------
                                                                                                                  2,498,993
                                                                                                        --------------------
Beverages - Non-Alcoholic (0.34%)
Coca-Cola Co/The                                                          4,700                                     226,775
PepsiCo Inc                                                               7,200                                     450,360
                                                                                                        --------------------
                                                                                                                    677,135
                                                                                                        --------------------
Brewery (0.17%)
Molson Coors Brewing Co (a)                                               4,500                                     343,980
                                                                                                        --------------------

Broadcasting Services & Programming (0.06%)
Liberty Media Holding Corp - Capital (b)                                  1,185                                     116,106
                                                                                                        --------------------

Cable TV (1.01%)
Comcast Corp (a)(b)                                                      48,041                                   2,033,576
                                                                                                        --------------------

Chemicals - Diversified (1.52%)
Dow Chemical Co/The                                                      32,600                                   1,302,044
EI Du Pont de Nemours & Co                                               17,200                                     837,812
PPG Industries Inc                                                       14,200                                     911,782
                                                                                                        --------------------
                                                                                                                  3,051,638
                                                                                                        --------------------
Chemicals - Specialty (0.62%)
Ashland Inc (a)                                                           1,700                                     117,606
Hercules Inc (b)                                                         22,300                                     430,613
Lubrizol Corp                                                            14,000                                     701,820
                                                                                                        --------------------
                                                                                                                  1,250,039
                                                                                                        --------------------

Commercial Banks (0.14%)
BB&T Corp                                                                 6,200                                     272,366
                                                                                                        --------------------

Computer Services (0.55%)
Ceridian Corp (a)(b)                                                      8,500                                     237,830
Electronic Data Systems Corp (a)                                         31,600                                     870,580
                                                                                                        --------------------
                                                                                                                  1,108,410
                                                                                                        --------------------
Computers (1.29%)
Hewlett-Packard Co                                                       29,600                                   1,219,224
International Business Machines Corp                                     14,100                                   1,369,815
                                                                                                        --------------------
                                                                                                                  2,589,039
                                                                                                        --------------------
Consulting Services (0.52%)
Accenture Ltd                                                            28,100                                   1,037,733
                                                                                                        --------------------

Consumer Products - Miscellaneous (1.21%)
Clorox Co                                                                18,300                                   1,173,945
Kimberly-Clark Corp                                                      18,400                                   1,250,280
                                                                                                        --------------------
                                                                                                                  2,424,225
                                                                                                        --------------------
Containers - Metal & Glass (0.63%)
Crown Holdings Inc (a)(b)                                                34,700                                     725,924
Owens-Illinois Inc (b)                                                   28,700                                     529,515
                                                                                                        --------------------
                                                                                                                  1,255,439
                                                                                                        --------------------
Containers - Paper & Plastic (0.35%)
Sonoco Products Co                                                       18,575                                     706,965
                                                                                                        --------------------

Cosmetics & Toiletries (2.39%)
Colgate-Palmolive Co                                                     16,000                                   1,043,840
Procter & Gamble Co                                                      58,400                                   3,753,368
                                                                                                        --------------------
                                                                                                                  4,797,208
                                                                                                        --------------------
Distribution & Wholesale (0.14%)
Tech Data Corp (a)(b)                                                     7,250                                     274,558
                                                                                                        --------------------

Diversified Manufacturing Operations (4.52%)
Cooper Industries Ltd (a)                                                 2,025                                     183,121
Eaton Corp                                                               15,950                                   1,198,483
General Electric Co                                                     170,300                                   6,336,863
Ingersoll-Rand Co Ltd                                                     8,200                                     320,866
SPX Corp                                                                 11,500                                     703,340
Textron Inc                                                               3,500                                     328,195
                                                                                                        --------------------
                                                                                                                  9,070,868
                                                                                                        --------------------
E-Commerce - Services (0.06%)
Liberty Media Corp - Interactive (a)(b)                                   5,925                                     127,802
                                                                                                        --------------------

Electric - Integrated (2.38%)
Constellation Energy Group Inc                                           18,500                                   1,274,095
Entergy Corp                                                             12,050                                   1,112,456
Northeast Utilities                                                      19,300                                     543,488
Pinnacle West Capital Corp (a)                                           16,000                                     810,240
TXU Corp                                                                 18,300                                     992,043
Wisconsin Energy Corp (a)                                                 1,040                                      49,358
                                                                                                        --------------------
                                                                                                                  4,781,680
                                                                                                        --------------------
Electronic Components - Miscellaneous (0.83%)
Flextronics International Ltd (b)                                        83,700                                     960,876
Sanmina-SCI Corp (b)                                                     67,100                                     231,495
Solectron Corp (a)(b)                                                   147,800                                     475,916
                                                                                                        --------------------
                                                                                                                  1,668,287
                                                                                                        --------------------

Electronic Parts Distribution (0.14%)
Arrow Electronics Inc (b)                                                 9,000                                     283,950
                                                                                                        --------------------

Engines - Internal Combustion (0.47%)
Cummins Inc                                                               8,000                                     945,440
                                                                                                        --------------------

Fiduciary Banks (0.47%)
Mellon Financial Corp (a)                                                22,400                                     944,160
                                                                                                        --------------------

Finance - Investment Banker & Broker (9.41%)
Citigroup Inc                                                           157,000                                   8,744,900
Goldman Sachs Group Inc                                                   2,300                                     458,505
JPMorgan Chase & Co                                                     117,100                                   5,655,930
Merrill Lynch & Co Inc                                                   31,400                                   2,923,340
Morgan Stanley                                                           13,600                                   1,107,448
                                                                                                        --------------------
                                                                                                                 18,890,123
                                                                                                        --------------------
Finance - Mortgage Loan/Banker (3.09%)
Countrywide Financial Corp (a)                                           40,500                                   1,719,225
Fannie Mae                                                               43,600                                   2,589,404
Freddie Mac                                                              28,000                                   1,901,200
                                                                                                        --------------------
                                                                                                                  6,209,829
                                                                                                        --------------------
Financial Guarantee Insurance (1.17%)
MBIA Inc                                                                 17,900                                   1,307,774
MGIC Investment Corp (a)                                                 16,800                                   1,050,672
                                                                                                        --------------------
                                                                                                                  2,358,446
                                                                                                        --------------------
Food - Miscellaneous/Diversified (2.09%)
ConAgra Foods Inc                                                        33,800                                     912,600
General Mills Inc                                                        15,600                                     898,560
Kellogg Co                                                               18,600                                     931,116
Kraft Foods Inc (a)                                                       9,100                                     324,870
Sara Lee Corp                                                            65,800                                   1,120,574
                                                                                                        --------------------
                                                                                                                  4,187,720
                                                                                                        --------------------
Food - Retail (0.86%)
Kroger Co/The                                                            37,500                                     865,125
Safeway Inc                                                              24,675                                     852,768
                                                                                                        --------------------
                                                                                                                  1,717,893
                                                                                                        --------------------
Home Decoration Products (0.17%)
Newell Rubbermaid Inc                                                    12,100                                     350,295
                                                                                                        --------------------

Insurance Brokers (0.57%)
AON Corp (a)                                                             32,500                                   1,148,550
                                                                                                        --------------------

Investment Management & Advisory Services (0.61%)
Janus Capital Group Inc (a)                                              41,400                                     893,826
Waddell & Reed Financial Inc                                             12,200                                     333,792
                                                                                                        --------------------
                                                                                                                  1,227,618
                                                                                                        --------------------
Life & Health Insurance (0.95%)
Prudential Financial Inc (a)                                              8,300                                     712,638
Torchmark Corp                                                           10,200                                     650,352
UnumProvident Corp (a)                                                   26,000                                     540,280
                                                                                                        --------------------
                                                                                                                  1,903,270
                                                                                                        --------------------
Medical - Drugs (4.53%)
Eli Lilly & Co                                                            5,400                                     281,340
Merck & Co Inc                                                           65,800                                   2,868,880
Pfizer Inc                                                              229,700                                   5,949,230
                                                                                                        --------------------
                                                                                                                  9,099,450
                                                                                                        --------------------

Medical - Hospitals (0.12%)
Tenet Healthcare Corp (a)(b)                                             34,900                                     243,253
                                                                                                        --------------------

Medical - Wholesale Drug Distribution (0.30%)
AmerisourceBergen Corp (a)                                               13,300                                     597,968
                                                                                                        --------------------

Multi-Line Insurance (5.91%)
ACE Ltd                                                                   8,200                                     496,674
Allstate Corp/The                                                         9,900                                     644,589
American International Group Inc                                         65,500                                   4,693,730
Genworth Financial Inc                                                   41,100                                   1,406,031
Hartford Financial Services Group Inc                                    13,700                                   1,278,347
Metlife Inc                                                              24,450                                   1,442,794
Old Republic International Corp                                          46,600                                   1,084,848
XL Capital Ltd                                                           11,400                                     821,028
                                                                                                        --------------------
                                                                                                                 11,868,041
                                                                                                        --------------------
Multimedia (1.86%)
Time Warner Inc                                                         122,800                                   2,674,584
Viacom Inc (b)                                                           11,500                                     471,845
Walt Disney Co                                                           17,300                                     592,871
                                                                                                        --------------------
                                                                                                                  3,739,300
                                                                                                        --------------------
Networking Products (0.36%)
Cisco Systems Inc (b)                                                    26,700                                     729,711
                                                                                                        --------------------

Office Supplies & Forms (0.49%)
Avery Dennison Corp                                                      14,400                                     978,192
                                                                                                        --------------------

Oil & Gas Drilling (0.36%)
GlobalSantaFe Corp                                                       12,300                                     722,994
                                                                                                        --------------------

Oil Company - Integrated (11.79%)
BP PLC ADR (a)                                                           13,800                                     925,980
Chevron Corp                                                             74,300                                   5,463,279
ConocoPhillips                                                           27,800                                   2,000,210
Exxon Mobil Corp                                                        146,100                                  11,195,643
Marathon Oil Corp                                                        21,000                                   1,942,500
Occidental Petroleum Corp                                                 6,400                                     312,512
Royal Dutch Shell PLC ADR                                                13,500                                     955,665
Total SA ADR                                                             12,200                                     877,424
                                                                                                        --------------------
                                                                                                                 23,673,213
                                                                                                        --------------------
Paper & Related Products (1.07%)
International Paper Co (a)                                               20,900                                     712,690
Smurfit-Stone Container Corp (a)(b)                                      34,200                                     361,152
Temple-Inland Inc (a)                                                    23,200                                   1,067,896
                                                                                                        --------------------
                                                                                                                  2,141,738
                                                                                                        --------------------
Property & Casualty Insurance (1.41%)
Chubb Corp                                                               10,850                                     574,073
Fidelity National Financial Inc                                          25,300                                     604,164
St Paul Travelers Cos Inc/The                                            30,813                                   1,654,350
                                                                                                        --------------------
                                                                                                                  2,832,587
                                                                                                        --------------------
Publishing - Newspapers (0.56%)
Gannett Co Inc                                                           18,700                                   1,130,602
                                                                                                        --------------------

Publishing - Periodicals (0.07%)
Idearc Inc (a)                                                            5,095                                     145,972
                                                                                                        --------------------


Regional Banks (8.26%)
Bank of America Corp                                                    113,736                                   6,072,365
Comerica Inc                                                             15,500                                     909,540
Fifth Third Bancorp                                                       9,700                                     397,021
Huntington Bancshares Inc/OH (a)                                         35,375                                     840,156
Keycorp                                                                  30,600                                   1,163,718
National City Corp (a)                                                   41,700                                   1,524,552
SunTrust Banks Inc (a)                                                    9,975                                     842,389
US Bancorp                                                               48,800                                   1,766,072
Wachovia Corp                                                            30,000                                   1,708,500
Wells Fargo & Co                                                         37,900                                   1,347,724
                                                                                                        --------------------
                                                                                                                 16,572,037
                                                                                                        --------------------
Reinsurance (0.45%)
PartnerRe Ltd (a)                                                         4,700                                     333,841
RenaissanceRe Holdings Ltd                                                9,500                                     570,000
                                                                                                        --------------------
                                                                                                                    903,841
                                                                                                        --------------------
Retail - Apparel & Shoe (0.93%)
Gap Inc/The                                                              51,300                                   1,000,350
Ltd Brands Inc                                                           29,900                                     865,306
                                                                                                        --------------------
                                                                                                                  1,865,656
                                                                                                        --------------------
Retail - Major Department Store (0.24%)
Saks Inc (a)                                                             26,800                                     477,576
                                                                                                        --------------------

Retail - Office Supplies (0.51%)
Office Depot Inc (a)(b)                                                  26,775                                   1,022,002
                                                                                                        --------------------

Retail - Regional Department Store (0.13%)
Dillard's Inc                                                             7,400                                     258,778
                                                                                                        --------------------

Retail - Restaurants (1.17%)
McDonald's Corp (a)                                                      53,000                                   2,349,490
                                                                                                        --------------------

Savings & Loans - Thrifts (1.44%)
Astoria Financial Corp (a)                                               21,500                                     648,440
Washington Mutual Inc                                                    49,200                                   2,238,108
                                                                                                        --------------------
                                                                                                                  2,886,548
                                                                                                        --------------------
Steel - Producers (0.48%)
Mittal Steel Co NV (a)                                                   23,000                                     970,140
                                                                                                        --------------------

Telecommunication Equipment (0.15%)
Tellabs Inc (b)                                                          29,200                                     299,592
                                                                                                        --------------------

Telecommunication Services (0.58%)
Embarq Corp                                                              22,100                                   1,161,576
                                                                                                        --------------------

Telephone - Integrated (5.87%)
AT&T Inc                                                                115,100                                   4,114,825
BellSouth Corp                                                           34,300                                   1,615,873
Sprint Nextel Corp                                                      108,200                                   2,043,898
Verizon Communications Inc                                              107,500                                   4,003,300
                                                                                                        --------------------
                                                                                                                 11,777,896
                                                                                                        --------------------
Television (0.79%)
CBS Corp                                                                 50,800                                   1,583,944
                                                                                                        --------------------

Tobacco (2.01%)
Altria Group Inc                                                         43,200                                   3,707,424

Tobacco
UST Inc (a)                                                               5,700                                     331,740
                                                                                                        --------------------
                                                                                                                  4,039,164
                                                                                                        --------------------
Tools - Hand Held (0.45%)
Black & Decker Corp (a)                                                  11,300                                     903,661
                                                                                                        --------------------

Toys (0.23%)
Mattel Inc                                                               20,300                                     459,998
                                                                                                        --------------------

Transport - Rail (0.45%)
CSX Corp                                                                 26,000                                     895,180
                                                                                                        --------------------

Wireless Equipment (0.95%)
American Tower Corp (b)                                                   8,000                                     298,240
Crown Castle International Corp (b)                                      23,500                                     759,050
Nokia OYJ ADR                                                            41,500                                     843,280
                                                                                                        --------------------
                                                                                                                  1,900,570
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $          195,865,327
                                                                                                        --------------------
                                                                     Principal
                                                                       Amount                                  Value
                                                                     ----------- ---------------------- --------------------
MONEY MARKET FUNDS (14.44%)
Money Center Banks (14.44%)
BNY Institutional Cash Reserve Fund (c)                              28,989,000                                  28,989,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $           28,989,000
                                                                                                        --------------------
Total Investments                                                                                    $          224,854,327
Liabilities in Excess of Other Assets, Net - (12.01)%                                                          (24,109,600)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $          200,744,727
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Security or a portion of the security was on loan at the end of the period.

(b)  Non-Income Producing Security

(c)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $           37,091,926
Unrealized Depreciation                                                                                         (1,927,783)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                       35,164,143
Cost for federal income tax purposes                                                                            189,690,184


Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Sector                                                                                                              Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Financial                                                                                                            48.33%
Consumer, Non-cyclical                                                                                               15.18%
Communications                                                                                                       12.66%
Energy                                                                                                               12.15%
Industrial                                                                                                            9.32%
Consumer, Cyclical                                                                                                    5.99%
Basic Materials                                                                                                       3.69%
Utilities                                                                                                             2.38%
Technology                                                                                                            2.31%
Liabilities in Excess of Other Assets, Net                                                                        (-12.01%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================


Schedule of Investments
December 31, 2006
MidCap Account

                                                                       Shares
                                                                        Held                                   Value
                                                                     ----------- ---------------------- --------------------
COMMON STOCKS (99.49%)
Aerospace & Defense Equipment (0.89%)
Alliant Techsystems Inc (a)(b)                                           51,920                      $            4,059,625
                                                                                                        --------------------

Applications Software (1.17%)
Intuit Inc (b)                                                          175,188                                   5,344,986
                                                                                                        --------------------

Broadcasting Services & Programming (4.13%)
Discovery Holding Co (a)(b)                                             360,991                                   5,808,345
Liberty Global Inc - A Shares (a)(b)                                     78,533                                   2,289,237
Liberty Global Inc - B Shares (a)(b)                                    157,624                                   4,413,472
Liberty Media Holding Corp - Capital (b)                                 65,179                                   6,386,239
                                                                                                        --------------------
                                                                                                                 18,897,293
                                                                                                        --------------------
Building Products - Cement & Aggregate (0.53%)
Martin Marietta Materials Inc (a)                                        23,172                                   2,407,803
                                                                                                        --------------------

Cable TV (1.50%)
EchoStar Communications Corp (a)(b)                                     180,302                                   6,856,885
                                                                                                        --------------------

Casino Hotels (2.21%)
Harrah's Entertainment Inc                                              122,311                                  10,117,566
                                                                                                        --------------------

Casino Services (1.22%)
International Game Technology                                           121,052                                   5,592,602
                                                                                                        --------------------

Commercial Banks (2.79%)
Commerce Bancorp Inc/NJ                                                  88,470                                   3,120,337
M&T Bank Corp (a)                                                        28,889                                   3,529,080
TCF Financial Corp (a)                                                  223,751                                   6,135,253
                                                                                                        --------------------
                                                                                                                 12,784,670
                                                                                                        --------------------
Commercial Services (3.28%)
ChoicePoint Inc (a)(b)                                                   88,660                                   3,491,431
Iron Mountain Inc (a)(b)                                                 57,988                                   2,397,224
ServiceMaster Co/The                                                    254,670                                   3,338,723
Weight Watchers International Inc                                       109,666                                   5,760,755
                                                                                                        --------------------
                                                                                                                 14,988,133
                                                                                                        --------------------
Commercial Services - Finance (0.89%)
Western Union Co/The                                                    181,500                                   4,069,230
                                                                                                        --------------------

Data Processing & Management (5.23%)
Automatic Data Processing Inc                                            71,155                                   3,504,384
Fidelity National Information Services                                  160,049                                   6,416,364
First Data Corp                                                         141,264                                   3,605,057
Paychex Inc                                                             204,381                                   8,081,225
SEI Investments Co                                                       39,213                                   2,335,526
                                                                                                        --------------------
                                                                                                                 23,942,556
                                                                                                        --------------------
Dental Supplies & Equipment (1.23%)
Dentsply International Inc                                              188,875                                   5,637,919
                                                                                                        --------------------


Distribution & Wholesale (0.71%)
Fastenal Co (a)                                                          90,831                                   3,259,016
                                                                                                        --------------------

Diversified Manufacturing Operations (1.93%)
Dover Corp                                                               91,189                                   4,470,085
Tyco International Ltd                                                  143,213                                   4,353,675
                                                                                                        --------------------
                                                                                                                  8,823,760
                                                                                                        --------------------
Diversified Operations (1.08%)
Onex Corp (b)                                                           203,080                                   4,936,875
                                                                                                        --------------------

E-Commerce - Services (0.52%)
Liberty Media Corp - Interactive (b)                                    110,716                                   2,388,144
                                                                                                        --------------------

Electric - Integrated (1.40%)
Ameren Corp (a)                                                          73,816                                   3,966,133
SCANA Corp                                                               60,514                                   2,458,079
                                                                                                        --------------------
                                                                                                                  6,424,212
                                                                                                        --------------------
Electronic Components - Miscellaneous (1.34%)
Gentex Corp                                                             393,646                                   6,125,132
                                                                                                        --------------------

Electronic Components - Semiconductors (0.79%)
Microchip Technology Inc                                                110,733                                   3,620,969
                                                                                                        --------------------

Energy - Alternate Sources (1.69%)
Covanta Holding Corp (b)                                                350,237                                   7,719,223
                                                                                                        --------------------

Financial Guarantee Insurance (1.48%)
AMBAC Financial Group Inc                                                75,793                                   6,750,882
                                                                                                        --------------------

Food - Wholesale & Distribution (1.83%)
Sysco Corp                                                              228,265                                   8,391,021
                                                                                                        --------------------

Gold Mining (1.66%)
Newmont Mining Corp (a)                                                 168,090                                   7,589,263
                                                                                                        --------------------

Human Resources (0.54%)
Robert Half International Inc                                            67,073                                   2,489,750
                                                                                                        --------------------

Independent Power Producer (0.00%)
Dynegy Inc (b)                                                            1,866                                      13,510
                                                                                                        --------------------

Insurance Brokers (2.12%)
AON Corp (a)                                                            115,612                                   4,085,728
Marsh & McLennan Cos Inc                                                183,765                                   5,634,235
                                                                                                        --------------------
                                                                                                                  9,719,963
                                                                                                        --------------------
Investment Management & Advisory Services (2.03%)
Eaton Vance Corp (a)                                                     67,379                                   2,224,181
Legg Mason Inc                                                           32,947                                   3,131,612
Nuveen Investments Inc                                                   75,705                                   3,927,576
                                                                                                        --------------------
                                                                                                                  9,283,369
                                                                                                        --------------------
Life & Health Insurance (1.73%)
Aflac Inc                                                               172,589                                   7,939,094
                                                                                                        --------------------

Linen Supply & Related Items (3.28%)
Cintas Corp                                                             378,498                                  15,030,156
                                                                                                        --------------------

Machinery - Print Trade (1.76%)
Zebra Technologies Corp (a)(b)                                          231,444                                   8,051,937
                                                                                                        --------------------

Medical - Biomedical/Gene (0.67%)
Medimmune Inc (a)(b)                                                     94,178                                   3,048,542
                                                                                                        --------------------

Medical - Drugs (1.42%)
Valeant Pharmaceuticals International (a)                               376,749                                   6,495,153
                                                                                                        --------------------

Medical - HMO (1.83%)
Coventry Health Care Inc (b)                                            167,261                                   8,371,413
                                                                                                        --------------------

Medical - Outpatient & Home Medical Care (1.52%)
Lincare Holdings Inc (a)(b)                                             174,619                                   6,956,821
                                                                                                        --------------------

Medical Instruments (1.31%)
St Jude Medical Inc (b)                                                 163,924                                   5,993,061
                                                                                                        --------------------

Medical Laboratory & Testing Service (2.13%)
Laboratory Corp of America Holdings (a)(b)                              132,975                                   9,769,673
                                                                                                        --------------------

Multi-Line Insurance (1.95%)
Loews Corp                                                              215,703                                   8,945,203
                                                                                                        --------------------

Office Automation & Equipment (0.73%)
Pitney Bowes Inc (a)                                                     71,980                                   3,324,756
                                                                                                        --------------------

Oil - Field Services (3.12%)
BJ Services Co                                                          244,247                                   7,161,322
Weatherford International Ltd (a)(b)                                    170,127                                   7,109,607
                                                                                                        --------------------
                                                                                                                 14,270,929
                                                                                                        --------------------
Oil Company - Exploration & Production (3.28%)
Cimarex Energy Co                                                       136,101                                   4,967,686
Encore Acquisition Co (a)(b)                                            174,520                                   4,280,976
Rosetta Resources Inc (a)(b)                                            126,422                                   2,360,299
XTO Energy Inc                                                           72,463                                   3,409,384
                                                                                                        --------------------
                                                                                                                 15,018,345
                                                                                                        --------------------
Pipelines (3.88%)
Equitable Resources Inc (a)                                             159,498                                   6,659,042
Questar Corp                                                             77,166                                   6,408,636
Williams Cos Inc                                                        178,627                                   4,665,737
                                                                                                        --------------------
                                                                                                                 17,733,415
                                                                                                        --------------------
Property & Casualty Insurance (3.39%)
Fidelity National Financial Inc                                          43,693                                   1,043,389
Markel Corp (a)(b)                                                       17,461                                   8,383,026
Mercury General Corp                                                    115,631                                   6,097,223
                                                                                                        --------------------
                                                                                                                 15,523,638
                                                                                                        --------------------
Publishing - Newspapers (1.66%)
Washington Post Co/The                                                   10,161                                   7,576,042
                                                                                                        --------------------

Quarrying (1.10%)
Vulcan Materials Co (a)                                                  55,868                                   5,020,857
                                                                                                        --------------------

Real Estate Operator & Developer (4.36%)
Brookfield Asset Management Inc (a)                                     251,897                                  12,136,397

Real Estate Operator & Developer
Forest City Enterprises Inc (a)                                         134,149                                   7,834,302
                                                                                                        --------------------
                                                                                                                 19,970,699
                                                                                                        --------------------
Reinsurance (1.54%)
Everest Re Group Ltd                                                     71,661                                   7,030,661
                                                                                                        --------------------

Retail - Auto Parts (2.81%)
Autozone Inc (b)                                                         38,091                                   4,401,796
O'Reilly Automotive Inc (a)(b)                                          264,476                                   8,479,100
                                                                                                        --------------------
                                                                                                                 12,880,896
                                                                                                        --------------------
Retail - Automobile (1.83%)
Carmax Inc (a)(b)                                                       156,041                                   8,368,479
                                                                                                        --------------------

Retail - Discount (1.32%)
TJX Cos Inc                                                             211,270                                   6,016,970
                                                                                                        --------------------

Retail - Jewelry (0.92%)
Tiffany & Co (a)                                                        107,808                                   4,230,386
                                                                                                        --------------------

Retail - Restaurants (1.64%)
Yum! Brands Inc                                                         127,302                                   7,485,358
                                                                                                        --------------------

Schools (0.34%)
Strayer Education Inc (a)                                                14,840                                   1,573,782
                                                                                                        --------------------

Telephone - Integrated (2.12%)
Citizens Communications Co (a)                                          283,238                                   4,070,130
Telephone & Data Systems Inc - Special Shares                           113,731                                   5,641,058
                                                                                                        --------------------
                                                                                                                  9,711,188
                                                                                                        --------------------
Textile - Home Furnishings (0.88%)
Mohawk Industries Inc (a)(b)                                             53,883                                   4,033,681
                                                                                                        --------------------

Transport - Truck (0.58%)
Heartland Express Inc                                                   177,856                                   2,671,397
                                                                                                        --------------------

Wireless Equipment (2.20%)
American Tower Corp (b)                                                 269,568                                  10,049,495
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $          455,326,384
                                                                                                        --------------------
                                                                     Principal
                                                                       Amount                                  Value
                                                                     ----------- ---------------------- --------------------
SHORT TERM INVESTMENTS (0.68%)
Commercial Paper (0.68%)
Investment in Joint Trading Account; HSBC Funding
5.28%, 1/ 2/2007                                                      3,087,332                                   3,087,332
                                                                                                        --------------------
TOTAL SHORT TERM INVESTMENTS                                                                         $            3,087,332
                                                                                                        --------------------
MONEY MARKET FUNDS (21.63%)
Money Center Banks (21.63%)
BNY Institutional Cash Reserve Fund (c)                              99,006,000                                  99,006,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $           99,006,000
                                                                                                        --------------------
Total Investments                                                                                    $          557,419,716
Liabilities in Excess of Other Assets, Net - (21.80)%                                                          (99,770,519)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $          457,649,197
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Security or a portion of the security was on loan at the end of the period.

(b)  Non-Income Producing Security

(c)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $           91,026,757
Unrealized Depreciation                                                                                         (9,985,827)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                       81,040,930
Cost for federal income tax purposes                                                                            476,378,786


Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Sector                                                                                                              Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Financial                                                                                                            43.71%
Consumer, Non-cyclical                                                                                               17.00%
Consumer, Cyclical                                                                                                   16.83%
Communications                                                                                                       12.12%
Energy                                                                                                               11.96%
Technology                                                                                                            7.92%
Industrial                                                                                                            7.02%
Basic Materials                                                                                                       2.75%
Utilities                                                                                                             1.41%
Diversified                                                                                                           1.08%
Liabilities in Excess of Other Assets, Net                                                                        (-21.80%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================


Schedule of Investments
December 31, 2006
MidCap Growth Account

                                                                       Shares
                                                                        Held                                   Value
                                                                     ----------- ---------------------- --------------------
COMMON STOCKS (99.12%)
Advertising Agencies (0.46%)
Omnicom Group Inc                                                         3,300                      $              344,982
                                                                                                        --------------------

Aerospace & Defense (0.53%)
Rockwell Collins Inc                                                      6,250                                     395,563
                                                                                                        --------------------

Airlines (0.48%)
Southwest Airlines Co                                                    23,550                                     360,786
                                                                                                        --------------------

Apparel Manufacturers (0.99%)
Coach Inc (a)                                                             7,150                                     307,164
Polo Ralph Lauren Corp                                                    5,600                                     434,896
                                                                                                        --------------------
                                                                                                                    742,060
                                                                                                        --------------------
Applications Software (1.52%)
American Reprographics Co (a)(b)                                          7,000                                     233,170
Intuit Inc (a)                                                           29,650                                     904,621
                                                                                                        --------------------
                                                                                                                  1,137,791
                                                                                                        --------------------
Brewery (0.43%)
Molson Coors Brewing Co                                                   4,200                                     321,048
                                                                                                        --------------------

Broadcasting Services & Programming (1.02%)
Discovery Holding Co (a)                                                 23,200                                     373,288
Liberty Media Holding Corp - Capital (a)                                  4,000                                     391,920
                                                                                                        --------------------
                                                                                                                    765,208
                                                                                                        --------------------
Building - Heavy Construction (0.55%)
Granite Construction Inc                                                  8,200                                     412,624
                                                                                                        --------------------

Building - Residential & Commercial (0.87%)
Lennar Corp (b)                                                           6,200                                     325,252
NVR Inc (a)                                                                 500                                     322,500
                                                                                                        --------------------
                                                                                                                    647,752
                                                                                                        --------------------
Casino Services (0.67%)
International Game Technology                                            10,850                                     501,270
                                                                                                        --------------------

Cellular Telecommunications (0.77%)
NII Holdings Inc (a)(b)                                                   9,000                                     579,960
                                                                                                        --------------------

Chemicals - Diversified (0.87%)
Lyondell Chemical Co (b)                                                 14,200                                     363,094
Westlake Chemical Corp (b)                                                9,100                                     285,558
                                                                                                        --------------------
                                                                                                                    648,652
                                                                                                        --------------------
Chemicals - Specialty (0.26%)
HB Fuller Co                                                              7,600                                     196,232
                                                                                                        --------------------

Commercial Banks (1.14%)
Synovus Financial Corp                                                   20,200                                     622,766
Zions Bancorporation                                                      2,800                                     230,832
                                                                                                        --------------------
                                                                                                                    853,598
                                                                                                        --------------------
Commercial Services - Finance (1.45%)
Equifax Inc                                                              18,050                                     732,830
Commercial Services - Finance
Moody's Corp                                                              5,150                                     355,659
                                                                                                        --------------------
                                                                                                                  1,088,489
                                                                                                        --------------------
Computer Aided Design (1.10%)
Autodesk Inc (a)                                                         20,300                                     821,338
                                                                                                        --------------------

Computer Services (1.85%)
Cognizant Technology Solutions Corp (a)                                  11,650                                     898,914
Factset Research Systems Inc                                              8,650                                     488,552
                                                                                                        --------------------
                                                                                                                  1,387,466
                                                                                                        --------------------
Computers - Integrated Systems (0.71%)
NCR Corp (a)(b)                                                          12,500                                     534,500
                                                                                                        --------------------

Computers - Memory Devices (0.89%)
Western Digital Corp (a)                                                 32,600                                     666,996
                                                                                                        --------------------

Computers - Peripheral Equipment (0.84%)
Lexmark International Inc (a)                                             8,600                                     629,520
                                                                                                        --------------------

Cosmetics & Toiletries (0.75%)
Estee Lauder Cos Inc/The                                                 13,750                                     561,275
                                                                                                        --------------------

Data Processing & Management (1.50%)
Dun & Bradstreet Corp                                                     9,050                                     749,250
Fidelity National Information Services                                    9,400                                     376,846
                                                                                                        --------------------
                                                                                                                  1,126,096
                                                                                                        --------------------
Dental Supplies & Equipment (0.75%)
Dentsply International Inc                                               18,750                                     559,687
                                                                                                        --------------------

Diagnostic Kits (0.48%)
Idexx Laboratories Inc (a)                                                4,500                                     356,850
                                                                                                        --------------------

Disposable Medical Products (1.05%)
CR Bard Inc                                                               9,450                                     784,066
                                                                                                        --------------------

Distribution & Wholesale (0.26%)
WESCO International Inc (a)(b)                                            3,300                                     194,073
                                                                                                        --------------------

Diversified Manufacturing Operations (2.85%)
Acuity Brands Inc (b)                                                     6,000                                     312,240
Dover Corp                                                               10,000                                     490,200
Parker Hannifin Corp                                                      8,500                                     653,480
Textron Inc                                                               7,200                                     675,144
                                                                                                        --------------------
                                                                                                                  2,131,064
                                                                                                        --------------------
E-Commerce - Products (0.75%)
Amazon.Com Inc (a)(b)                                                    14,200                                     560,332
                                                                                                        --------------------

Electric - Integrated (1.57%)
Alliant Energy Corp                                                       9,700                                     366,369
OGE Energy Corp                                                           7,600                                     304,000
Pinnacle West Capital Corp (b)                                            9,950                                     503,868
                                                                                                        --------------------
                                                                                                                  1,174,237
                                                                                                        --------------------
Electric Products - Miscellaneous (0.37%)
Molex Inc                                                                 8,700                                     275,181
                                                                                                        --------------------


Electronic Components - Miscellaneous (0.42%)
Gentex Corp                                                              20,400                                     317,424
                                                                                                        --------------------

Electronic Components - Semiconductors (3.36%)
Altera Corp (a)                                                          26,550                                     522,504
Intersil Corp                                                            12,900                                     308,568
Microchip Technology Inc (b)                                             21,800                                     712,860
National Semiconductor Corp                                              28,350                                     643,545
Nvidia Corp (a)                                                           8,800                                     325,688
                                                                                                        --------------------
                                                                                                                  2,513,165
                                                                                                        --------------------
Electronic Connectors (0.57%)
Thomas & Betts Corp (a)                                                   9,050                                     427,884
                                                                                                        --------------------

Electronic Measurement Instruments (0.95%)
Agilent Technologies Inc (a)                                             14,100                                     491,385
Tektronix Inc                                                             7,500                                     218,775
                                                                                                        --------------------
                                                                                                                    710,160
                                                                                                        --------------------
Engineering - Research & Development Services (0.85%)
EMCOR Group Inc (a)                                                       4,600                                     261,510
Jacobs Engineering Group Inc (a)                                          4,600                                     375,084
                                                                                                        --------------------
                                                                                                                    636,594
                                                                                                        --------------------
Engines - Internal Combustion (0.62%)
Cummins Inc (b)                                                           3,900                                     460,902
                                                                                                        --------------------

Enterprise Software & Services (0.24%)
BEA Systems Inc (a)(b)                                                   14,500                                     182,410
                                                                                                        --------------------

Fiduciary Banks (0.51%)
Wilmington Trust Corp                                                     9,000                                     379,530
                                                                                                        --------------------

Finance - Auto Loans (0.50%)
AmeriCredit Corp (a)(b)                                                  14,800                                     372,516
                                                                                                        --------------------

Finance - Investment Banker & Broker (0.45%)
Knight Capital Group Inc (a)                                             17,400                                     333,558
                                                                                                        --------------------

Finance - Mortgage Loan/Banker (0.60%)
IndyMac Bancorp Inc (b)                                                  10,000                                     451,600
                                                                                                        --------------------

Finance - Other Services (2.00%)
Cbot Holdings Inc (a)(b)                                                  2,200                                     333,234
IntercontinentalExchange Inc (a)(b)                                       4,600                                     496,340
NYSE Group Inc (a)(b)                                                     6,900                                     670,680
                                                                                                        --------------------
                                                                                                                  1,500,254
                                                                                                        --------------------
Food - Meat Products (0.51%)
Hormel Foods Corp                                                        10,300                                     384,602
                                                                                                        --------------------

Food - Miscellaneous/Diversified (2.10%)
Campbell Soup Co                                                          8,100                                     315,009
ConAgra Foods Inc                                                        13,500                                     364,500
HJ Heinz Co                                                              15,750                                     708,908
McCormick & Co Inc/MD                                                     4,700                                     181,232
                                                                                                        --------------------
                                                                                                                  1,569,649
                                                                                                        --------------------
Food - Retail (0.43%)
Kroger Co/The                                                            14,000                                     322,980
                                                                                                        --------------------


Garden Products (0.73%)
Toro Co                                                                  11,750                                     547,903
                                                                                                        --------------------

Hotels & Motels (1.84%)
Choice Hotels International Inc                                          10,850                                     456,785
Starwood Hotels & Resorts Worldwide Inc                                  14,700                                     918,750
                                                                                                        --------------------
                                                                                                                  1,375,535
                                                                                                        --------------------
Human Resources (1.11%)
Manpower Inc                                                             11,050                                     827,976
                                                                                                        --------------------

Industrial Automation & Robots (0.60%)
Rockwell Automation Inc                                                   7,400                                     451,992
                                                                                                        --------------------

Industrial Gases (0.71%)
Airgas Inc                                                               13,100                                     530,812
                                                                                                        --------------------

Instruments - Controls (1.09%)
Thermo Fisher Scientific Inc (a)                                         18,000                                     815,220
                                                                                                        --------------------

Internet Infrastructure Software (0.51%)
Akamai Technologies Inc (a)(b)                                            7,150                                     379,808
                                                                                                        --------------------

Internet Security (1.30%)
McAfee Inc (a)                                                           20,200                                     573,276
VeriSign Inc (a)(b)                                                      16,550                                     398,028
                                                                                                        --------------------
                                                                                                                    971,304
                                                                                                        --------------------
Internet Telephony (0.27%)
j2 Global Communications Inc (a)(b)                                       7,500                                     204,375
                                                                                                        --------------------

Investment Management & Advisory Services (1.34%)
Blackrock, Inc.                                                           3,900                                     592,410
T Rowe Price Group Inc                                                    9,400                                     411,438
                                                                                                        --------------------
                                                                                                                  1,003,848
                                                                                                        --------------------
Machinery - Construction & Mining (0.39%)
Terex Corp (a)                                                            4,550                                     293,839
                                                                                                        --------------------

Machinery - Pumps (0.61%)
Graco Inc                                                                11,500                                     455,630
                                                                                                        --------------------

Medical - Biomedical/Gene (1.60%)
Celgene Corp (a)(b)                                                      15,400                                     885,962
PDL BioPharma Inc (a)(b)                                                 15,300                                     308,142
                                                                                                        --------------------
                                                                                                                  1,194,104
                                                                                                        --------------------
Medical - Drugs (3.38%)
Allergan Inc (b)                                                          5,200                                     622,648
Cephalon Inc (a)(b)                                                       7,300                                     513,993
Forest Laboratories Inc (a)                                              11,200                                     566,720
King Pharmaceuticals Inc (a)(b)                                          27,900                                     444,168
Sepracor Inc (a)(b)                                                       6,200                                     381,796
                                                                                                        --------------------
                                                                                                                  2,529,325
                                                                                                        --------------------
Medical - HMO (1.83%)
Humana Inc (a)                                                           14,100                                     779,871
Sierra Health Services Inc (a)(b)                                         8,100                                     291,924
WellCare Health Plans Inc (a)(b)                                          4,350                                     299,715
                                                                                                        --------------------
                                                                                                                  1,371,510
                                                                                                        --------------------

Medical - Wholesale Drug Distribution (0.80%)
AmerisourceBergen Corp                                                   13,400                                     602,464
                                                                                                        --------------------

Medical Instruments (0.50%)
Edwards Lifesciences Corp (a)(b)                                          8,000                                     376,320
                                                                                                        --------------------

Medical Laboratory & Testing Service (1.76%)
Laboratory Corp of America Holdings (a)(b)                               12,400                                     911,028
Quest Diagnostics Inc                                                     7,600                                     402,800
                                                                                                        --------------------
                                                                                                                  1,313,828
                                                                                                        --------------------
Medical Products (0.86%)
Henry Schein Inc (a)                                                     13,200                                     646,536
                                                                                                        --------------------

Metal - Copper (0.49%)
Southern Copper Corp (b)                                                  6,800                                     366,452
                                                                                                        --------------------

Metal - Diversified (0.48%)
Freeport-McMoRan Copper & Gold Inc                                        6,500                                     362,245
                                                                                                        --------------------

Metal Processors & Fabrication (0.61%)
Precision Castparts Corp                                                  5,800                                     454,024
                                                                                                        --------------------

Motorcycle/Motor Scooter (1.33%)
Harley-Davidson Inc (b)                                                  14,100                                     993,627
                                                                                                        --------------------

Multi-Line Insurance (0.58%)
Assurant Inc                                                              7,900                                     436,475
                                                                                                        --------------------

Networking Products (0.32%)
Juniper Networks Inc (a)                                                 12,500                                     236,750
                                                                                                        --------------------

Non-Hazardous Waste Disposal (0.40%)
Republic Services Inc                                                     7,300                                     296,891
                                                                                                        --------------------

Oil - Field Services (2.77%)
Helix Energy Solutions Group Inc (a)(b)                                   8,400                                     263,508
Oceaneering International Inc (a)                                         6,000                                     238,200
SEACOR Holdings Inc (a)(b)                                                4,200                                     416,388
Superior Energy Services (a)(b)                                          11,650                                     380,722
Tetra Technologies Inc (a)(b)                                            16,350                                     418,233
Tidewater Inc                                                             7,400                                     357,864
                                                                                                        --------------------
                                                                                                                  2,074,915
                                                                                                        --------------------
Oil & Gas Drilling (0.51%)
Patterson-UTI Energy Inc                                                 16,450                                     382,134
                                                                                                        --------------------

Oil Company - Exploration & Production (1.79%)
Cimarex Energy Co                                                        10,850                                     396,025
Unit Corp (a)(b)                                                          7,900                                     382,755
XTO Energy Inc                                                           11,850                                     557,542
                                                                                                        --------------------
                                                                                                                  1,336,322
                                                                                                        --------------------
Oil Refining & Marketing (1.65%)
Frontier Oil Corp                                                        15,000                                     431,100
Holly Corp (b)                                                            6,100                                     313,540
Tesoro Corp (b)                                                           7,400                                     486,698
                                                                                                        --------------------
                                                                                                                  1,231,338
                                                                                                        --------------------

Pipelines (0.51%)
Oneok Inc                                                                 8,800                                     379,456
                                                                                                        --------------------

Publishing - Books (0.41%)
John Wiley & Sons Inc                                                     8,000                                     307,760
                                                                                                        --------------------

Racetracks (0.54%)
Penn National Gaming Inc (a)(b)                                           9,800                                     407,876
                                                                                                        --------------------

Real Estate Magagement & Services (0.73%)
Jones Lang LaSalle Inc                                                    5,900                                     543,803
                                                                                                        --------------------

REITS - Hotels (1.08%)
FelCor Lodging Trust Inc                                                 22,850                                     499,044
Host Hotels & Resorts Inc                                                12,550                                     308,103
                                                                                                        --------------------
                                                                                                                    807,147
                                                                                                        --------------------
REITS - Mortgage (0.88%)
CapitalSource Inc (b)                                                    14,500                                     395,995
New Century Financial Corp                                                8,200                                     259,038
                                                                                                        --------------------
                                                                                                                    655,033
                                                                                                        --------------------
Retail - Apparel & Shoe (2.53%)
Abercrombie & Fitch Co                                                    4,000                                     278,520
American Eagle Outfitters (b)                                            15,000                                     468,150
AnnTaylor Stores Corp (a)                                                 8,400                                     275,856
Nordstrom Inc                                                            17,700                                     873,318
                                                                                                        --------------------
                                                                                                                  1,895,844
                                                                                                        --------------------
Retail - Auto Parts (0.62%)
Autozone Inc (a)                                                          4,000                                     462,240
                                                                                                        --------------------

Retail - Catalog Shopping (0.63%)
MSC Industrial Direct Co (b)                                             12,100                                     473,715
                                                                                                        --------------------

Retail - Discount (2.29%)
Big Lots Inc (a)(b)                                                      16,300                                     373,596
Dollar Tree Stores Inc (a)                                                9,200                                     276,920
Family Dollar Stores Inc                                                  6,150                                     180,379
TJX Cos Inc                                                              31,100                                     885,728
                                                                                                        --------------------
                                                                                                                  1,716,623
                                                                                                        --------------------
Retail - Major Department Store (1.13%)
JC Penney Co Inc                                                         10,900                                     843,224
                                                                                                        --------------------

Retail - Office Supplies (1.42%)
Office Depot Inc (a)(b)                                                  21,150                                     807,296
OfficeMax Inc                                                             5,100                                     253,215
                                                                                                        --------------------
                                                                                                                  1,060,511
                                                                                                        --------------------
Retail - Restaurants (1.68%)
Brinker International Inc                                                 9,000                                     271,440
Darden Restaurants Inc                                                   11,650                                     467,980
Yum! Brands Inc                                                           8,850                                     520,380
                                                                                                        --------------------
                                                                                                                  1,259,800
                                                                                                        --------------------
Retail - Sporting Goods (0.61%)
Dick's Sporting Goods Inc (a)(b)                                          9,250                                     453,158
                                                                                                        --------------------

Semiconductor Component - Integrated Circuits (1.62%)
Analog Devices Inc                                                       15,400                                     506,198
Emulex Corp (a)                                                           7,750                                     151,202

Semiconductor Component - Integrated Circuits
Maxim Integrated Products Inc                                            18,250                                     558,815
                                                                                                        --------------------
                                                                                                                  1,216,215
                                                                                                        --------------------
Semiconductor Equipment (1.01%)
Lam Research Corp (a)(b)                                                 14,950                                     756,769
                                                                                                        --------------------

Soap & Cleaning Products (0.67%)
Church & Dwight Co Inc (b)                                               11,700                                     499,005
                                                                                                        --------------------

Steel - Producers (0.94%)
Steel Dynamics Inc                                                       11,000                                     356,950
United States Steel Corp                                                  4,700                                     343,758
                                                                                                        --------------------
                                                                                                                    700,708
                                                                                                        --------------------
Telecommunication Equipment (0.91%)
Adtran Inc                                                               20,100                                     456,270
Harris Corp                                                               4,900                                     224,714
                                                                                                        --------------------
                                                                                                                    680,984
                                                                                                        --------------------
Telephone - Integrated (0.30%)
Telephone & Data Systems Inc                                              4,200                                     228,186
                                                                                                        --------------------

Tools - Hand Held (0.25%)
Snap-On Inc                                                               4,000                                     190,560
                                                                                                        --------------------

Transport - Marine (0.51%)
Overseas Shipholding Group (b)                                            6,800                                     382,840
                                                                                                        --------------------

Transport - Rail (0.79%)
CSX Corp                                                                 17,200                                     592,196
                                                                                                        --------------------

Transport - Services (1.16%)
CH Robinson Worldwide Inc (b)                                             7,100                                     290,319
Laidlaw International Inc                                                 6,500                                     197,795
Ryder System Inc                                                          7,400                                     377,844
                                                                                                        --------------------
                                                                                                                    865,958
                                                                                                        --------------------
Transport - Truck (0.39%)
JB Hunt Transport Services Inc (b)                                       14,200                                     294,934
                                                                                                        --------------------

Wireless Equipment (1.11%)
American Tower Corp (a)                                                  22,300                                     831,344
                                                                                                        --------------------

X-Ray Equipment (0.40%)
Hologic Inc (a)(b)                                                        6,300                                     297,863
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $           74,189,178
                                                                                                        --------------------
                                                                     Principal
                                                                       Amount                                  Value
                                                                     ----------- ---------------------- --------------------
MONEY MARKET FUNDS (24.46%)
Money Center Banks (24.46%)
BNY Institutional Cash Reserve Fund (c)                              18,308,000                                  18,308,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $           18,308,000
                                                                                                        --------------------
Total Investments                                                                                    $           92,497,178
Liabilities in Excess of Other Assets, Net - (23.58)%                                                          (17,651,300)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $           74,845,878
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Non-Income Producing Security

(b)  Security or a portion of the security was on loan at the end of the period.

(c)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $            9,446,143
Unrealized Depreciation                                                                                         (1,993,855)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                        7,452,288
Cost for federal income tax purposes                                                                             85,044,890


Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Sector                                                                                                              Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Financial                                                                                                            34.26%
Consumer, Non-cyclical                                                                                               20.85%
Consumer, Cyclical                                                                                                   18.62%
Technology                                                                                                           14.66%
Industrial                                                                                                           14.51%
Communications                                                                                                        8.14%
Energy                                                                                                                7.22%
Basic Materials                                                                                                       3.75%
Utilities                                                                                                             1.57%
Liabilities in Excess of Other Assets, Net                                                                        (-23.58%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================


Schedule of Investments
December 31, 2006
MidCap Value Account

                                                                       Shares
                                                                        Held                                   Value
                                                                     ----------- ---------------------- --------------------
COMMON STOCKS (97.67%)
Advertising Services (0.25%)
RH Donnelley Corp (a)(b)                                                  5,700                      $              357,561
                                                                                                        --------------------

Aerospace & Defense (0.62%)
Empresa Brasileira de Aeronautica SA ADR                                 21,167                                     876,525
                                                                                                        --------------------

Apparel Manufacturers (0.25%)
Jones Apparel Group Inc                                                  10,800                                     361,044
                                                                                                        --------------------

Appliances (0.77%)
Whirlpool Corp (a)                                                       13,228                                   1,098,189
                                                                                                        --------------------

Auto - Car & Light Trucks (0.79%)
Ford Motor Co (a)                                                       149,600                                   1,123,496
                                                                                                        --------------------

Auto/Truck Parts & Equipment - Original (1.39%)
ArvinMeritor Inc (a)                                                     10,600                                     193,238
Autoliv Inc                                                              12,500                                     753,750
Johnson Controls Inc (a)                                                  7,332                                     629,965
TRW Automotive Holdings Corp (a)(b)                                      15,200                                     393,224
                                                                                                        --------------------
                                                                                                                  1,970,177
                                                                                                        --------------------
Batteries & Battery Systems (0.22%)
Energizer Holdings Inc (b)                                                4,400                                     312,356
                                                                                                        --------------------

Beverages - Non-Alcoholic (0.25%)
Pepsi Bottling Group Inc                                                  7,700                                     238,007
PepsiAmericas Inc                                                         5,800                                     121,684
                                                                                                        --------------------
                                                                                                                    359,691
                                                                                                        --------------------
Beverages - Wine & Spirits (0.71%)
Constellation Brands Inc (a)(b)                                          34,572                                   1,003,279
                                                                                                        --------------------

Brewery (0.34%)
Molson Coors Brewing Co (a)                                               6,300                                     481,572
                                                                                                        --------------------

Building - Heavy Construction (0.55%)
Chicago Bridge & Iron Co NV                                              28,710                                     784,931
                                                                                                        --------------------

Building - Residential & Commercial (6.65%)
Beazer Homes USA Inc (a)                                                  3,600                                     169,236
Centex Corp (a)                                                          17,628                                     991,928
Hovnanian Enterprises Inc (a)(b)                                         30,985                                   1,050,392
KB Home (a)                                                              26,515                                   1,359,689
Lennar Corp (a)                                                          36,166                                   1,897,268
Meritage Homes Corp (a)(b)                                               22,500                                   1,073,700
NVR Inc (a)(b)                                                            1,889                                   1,218,405
Pulte Homes Inc                                                           2,400                                      79,488
Ryland Group Inc                                                          8,200                                     447,884
Standard-Pacific Corp (a)                                                19,900                                     533,121
Toll Brothers Inc (a)(b)                                                 19,700                                     634,931
                                                                                                        --------------------
                                                                                                                  9,456,042
                                                                                                        --------------------

Building Products - Cement & Aggregate (0.19%)
Texas Industries Inc (a)                                                  4,200                                     269,766
                                                                                                        --------------------

Chemicals - Diversified (2.09%)
FMC Corp                                                                  5,800                                     443,990
Lyondell Chemical Co (a)                                                 28,300                                     723,631
Olin Corp (a)                                                             3,700                                      61,124
PPG Industries Inc                                                       10,400                                     667,784
Rockwood Holdings Inc (b)                                                 1,400                                      35,364
Rohm & Haas Co                                                           15,700                                     802,584
Westlake Chemical Corp (a)                                                7,400                                     232,212
                                                                                                        --------------------
                                                                                                                  2,966,689
                                                                                                        --------------------
Chemicals - Specialty (1.88%)
Albemarle Corp                                                            9,500                                     682,100
Eastman Chemical Co                                                      12,700                                     753,237
Hercules Inc (b)                                                          7,200                                     139,032
Lubrizol Corp                                                            14,000                                     701,820
OM Group Inc (a)(b)                                                       8,800                                     398,464
                                                                                                        --------------------
                                                                                                                  2,674,653
                                                                                                        --------------------
Coal (0.73%)
Arch Coal Inc (a)                                                        20,133                                     604,594
Peabody Energy Corp (a)                                                  10,750                                     434,408
                                                                                                        --------------------
                                                                                                                  1,039,002
                                                                                                        --------------------
Commercial Banks (2.54%)
Colonial BancGroup Inc/The                                               22,900                                     589,446
East West Bancorp Inc                                                     6,100                                     216,062
Fulton Financial Corp (a)                                                 4,500                                      75,150
M&T Bank Corp                                                             2,200                                     268,752
Marshall & Ilsley Corp                                                   10,800                                     519,588
South Financial Group Inc/The                                            10,800                                     287,172
UnionBanCal Corp (a)                                                     10,600                                     649,250
Whitney Holding Corp                                                      4,300                                     140,266
Zions Bancorporation                                                     10,500                                     865,620
                                                                                                        --------------------
                                                                                                                  3,611,306
                                                                                                        --------------------
Commercial Services - Finance (0.01%)
Global Cash Access Holdings Inc (b)                                       1,100                                      17,853
                                                                                                        --------------------

Computer Services (0.89%)
Computer Sciences Corp (b)                                               14,800                                     789,876
Unisys Corp (b)                                                          60,800                                     476,672
                                                                                                        --------------------
                                                                                                                  1,266,548
                                                                                                        --------------------
Computer Software (0.16%)
Blackbaud Inc                                                             8,800                                     228,800
                                                                                                        --------------------

Computers - Integrated Systems (0.05%)
Brocade Communications Systems Inc (b)                                    9,100                                      74,711
                                                                                                        --------------------

Computers - Peripheral Equipment (1.03%)
Lexmark International Inc (b)                                            19,972                                   1,461,950
                                                                                                        --------------------

Consumer Products - Miscellaneous (0.05%)
American Greetings Corp                                                   3,100                                      73,997
                                                                                                        --------------------

Distribution & Wholesale (0.31%)
Ingram Micro Inc (b)                                                     21,500                                     438,815
                                                                                                        --------------------


Diversified Manufacturing Operations (2.14%)
Eaton Corp                                                               13,670                                   1,027,164
Ingersoll-Rand Co Ltd                                                    14,892                                     582,724
ITT Corp                                                                  6,800                                     386,376
Parker Hannifin Corp                                                      9,500                                     730,360
Teleflex Inc                                                              4,800                                     309,888
                                                                                                        --------------------
                                                                                                                  3,036,512
                                                                                                        --------------------
Diversified Operations (0.33%)
Walter Industries Inc (a)                                                17,200                                     465,260
                                                                                                        --------------------

Electric - Integrated (7.01%)
American Electric Power Co Inc                                           30,800                                   1,311,464
Avista Corp                                                               7,100                                     179,701
DPL Inc (a)                                                              40,359                                   1,121,173
DTE Energy Co                                                             8,500                                     411,485
Edison International                                                     54,167                                   2,463,515
Energy East Corp                                                          1,300                                      32,240
Entergy Corp                                                              7,200                                     664,704
Northeast Utilities                                                       4,600                                     129,536
Pepco Holdings Inc                                                       28,200                                     733,482
PG&E Corp                                                                   900                                      42,597
SCANA Corp                                                               12,800                                     519,936
TECO Energy Inc                                                          31,900                                     549,637
TXU Corp                                                                 23,216                                   1,258,540
Wisconsin Energy Corp                                                    11,400                                     541,044
                                                                                                        --------------------
                                                                                                                  9,959,054
                                                                                                        --------------------
Electronic Components - Miscellaneous (0.53%)
AVX Corp.                                                                15,800                                     233,682
Sanmina-SCI Corp (b)                                                      3,600                                      12,420
Vishay Intertechnology Inc (a)(b)                                        37,400                                     506,396
                                                                                                        --------------------
                                                                                                                    752,498
                                                                                                        --------------------
Electronic Components - Semiconductors (0.34%)
International Rectifier Corp (b)                                          8,398                                     323,575
LSI Logic Corp (a)(b)                                                    17,900                                     161,100
                                                                                                        --------------------
                                                                                                                    484,675
                                                                                                        --------------------
Electronic Design Automation (0.75%)
Cadence Design Systems Inc (a)(b)                                        27,800                                     497,898
Synopsys Inc (b)                                                         21,200                                     566,676
                                                                                                        --------------------
                                                                                                                  1,064,574
                                                                                                        --------------------
Electronic Parts Distribution (0.91%)
Arrow Electronics Inc (b)                                                17,800                                     561,590
Avnet Inc (b)                                                            28,800                                     735,264
                                                                                                        --------------------
                                                                                                                  1,296,854
                                                                                                        --------------------
Electronics - Military (0.55%)
L-3 Communications Holdings Inc                                           9,600                                     785,088
                                                                                                        --------------------

Engineering - Research & Development Services (0.08%)
EMCOR Group Inc (b)                                                       2,000                                     113,700
                                                                                                        --------------------

Fiduciary Banks (0.63%)
Northern Trust Corp                                                       9,500                                     576,555
Wilmington Trust Corp                                                     7,700                                     324,709
                                                                                                        --------------------
                                                                                                                    901,264
                                                                                                        --------------------
Finance - Commercial (0.71%)
CIT Group Inc                                                            18,000                                   1,003,860
                                                                                                        --------------------


Finance - Consumer Loans (0.15%)
Nelnet Inc (a)                                                            7,700                                     210,672
                                                                                                        --------------------

Finance - Investment Banker & Broker (1.62%)
Bear Stearns Cos Inc/The                                                 10,007                                   1,628,939
Jefferies Group Inc                                                       2,200                                      59,004
Raymond James Financial Inc                                              20,500                                     621,355
                                                                                                        --------------------
                                                                                                                  2,309,298
                                                                                                        --------------------
Finance - Mortgage Loan/Banker (1.29%)
IndyMac Bancorp Inc (a)                                                  30,467                                   1,375,890
Thornburg Mortgage Inc                                                   18,000                                     452,340
                                                                                                        --------------------
                                                                                                                  1,828,230
                                                                                                        --------------------
Financial Guarantee Insurance (0.75%)
PMI Group Inc/The                                                        22,631                                   1,067,504
                                                                                                        --------------------

Food - Canned (0.01%)
Del Monte Foods Co                                                        1,200                                      13,236
                                                                                                        --------------------

Food - Dairy Products (0.46%)
Dean Foods Co (b)                                                        15,600                                     659,568
                                                                                                        --------------------

Food - Meat Products (0.88%)
Tyson Foods Inc (a)                                                      76,000                                   1,250,200
                                                                                                        --------------------

Food - Miscellaneous/Diversified (1.72%)
ConAgra Foods Inc                                                        40,500                                   1,093,500
HJ Heinz Co                                                              17,300                                     778,673
McCormick & Co Inc/MD                                                    14,800                                     570,688
                                                                                                        --------------------
                                                                                                                  2,442,861
                                                                                                        --------------------
Food - Wholesale & Distribution (0.40%)
Supervalu Inc                                                            15,900                                     568,425
                                                                                                        --------------------

Gas - Distribution (1.27%)
Atmos Energy Corp                                                        13,800                                     440,358
New Jersey Resources Corp                                                 4,100                                     199,178
Sempra Energy                                                            12,500                                     699,625
Southwest Gas Corp                                                        1,900                                      72,903
UGI Corp                                                                 14,500                                     395,560
                                                                                                        --------------------
                                                                                                                  1,807,624
                                                                                                        --------------------
Hospital Beds & Equipment (0.42%)
Hillenbrand Industries Inc                                               10,400                                     592,072
                                                                                                        --------------------

Human Resources (0.26%)
Manpower Inc                                                              4,900                                     367,157
                                                                                                        --------------------

Independent Power Producer (1.46%)
Mirant Corp (b)                                                          40,261                                   1,271,040
NRG Energy Inc (a)(b)                                                    14,472                                     810,576
                                                                                                        --------------------
                                                                                                                  2,081,616
                                                                                                        --------------------
Industrial Gases (0.76%)
Air Products & Chemicals Inc                                             15,400                                   1,082,312
                                                                                                        --------------------

Internet Application Software (0.03%)
RealNetworks Inc (a)(b)                                                   4,300                                      47,042
                                                                                                        --------------------


Internet Security (0.50%)
Check Point Software Technologies (a)(b)                                 32,432                                     710,909
                                                                                                        --------------------

Investment Management & Advisory Services (0.73%)
Ameriprise Financial Inc (a)                                             19,000                                   1,035,500
                                                                                                        --------------------

Life & Health Insurance (2.01%)
Cigna Corp                                                               10,100                                   1,328,857
Nationwide Financial Services                                             9,900                                     536,580
Protective Life Corp                                                      9,600                                     456,000
Reinsurance Group of America Inc (a)                                      1,500                                      83,550
Stancorp Financial Group Inc                                              9,900                                     445,995
                                                                                                        --------------------
                                                                                                                  2,850,982
                                                                                                        --------------------
Machinery - Construction & Mining (1.38%)
Joy Global Inc (a)                                                        7,883                                     381,064
Terex Corp (b)                                                           24,440                                   1,578,335
                                                                                                        --------------------
                                                                                                                  1,959,399
                                                                                                        --------------------
Medical - Biomedical/Gene (0.13%)
Bio-Rad Laboratories Inc (b)                                              2,300                                     189,796
                                                                                                        --------------------

Medical - Drugs (0.99%)
King Pharmaceuticals Inc (a)(b)                                          43,200                                     687,744
Shire PLC ADR                                                            11,623                                     717,836
                                                                                                        --------------------
                                                                                                                  1,405,580
                                                                                                        --------------------
Medical - Generic Drugs (0.16%)
Watson Pharmaceuticals Inc (b)                                            9,000                                     234,270
                                                                                                        --------------------

Medical - HMO (1.09%)
Aetna Inc                                                                22,126                                     955,401
AMERIGROUP Corp (a)(b)                                                    3,600                                     129,204
Coventry Health Care Inc (b)                                              8,485                                     424,674
Magellan Health Services Inc (b)                                            900                                      38,898
                                                                                                        --------------------
                                                                                                                  1,548,177
                                                                                                        --------------------
Medical - Hospitals (0.95%)
LifePoint Hospitals Inc (b)                                              23,854                                     803,880
Universal Health Services Inc                                             9,900                                     548,757
                                                                                                        --------------------
                                                                                                                  1,352,637
                                                                                                        --------------------
Medical Products (0.19%)
Cooper Cos Inc/The (a)                                                    6,200                                     275,900
                                                                                                        --------------------

Metal - Copper (0.54%)
Phelps Dodge Corp                                                         6,378                                     763,574
                                                                                                        --------------------

Metal - Diversified (0.38%)
Freeport-McMoRan Copper & Gold Inc                                        9,600                                     535,008
                                                                                                        --------------------

Metal - Iron (0.74%)
Cleveland-Cliffs Inc                                                     21,800                                   1,055,992
                                                                                                        --------------------

Metal Processors & Fabrication (0.86%)
Timken Co                                                                41,925                                   1,223,372
                                                                                                        --------------------

Motion Pictures & Services (0.19%)
DreamWorks Animation SKG Inc (a)(b)                                       9,000                                     265,410
                                                                                                        --------------------


Motorcycle/Motor Scooter (0.60%)
Harley-Davidson Inc                                                      12,104                                     852,969
                                                                                                        --------------------

Multi-Line Insurance (1.09%)
CNA Financial Corp (b)                                                    7,900                                     318,528
HCC Insurance Holdings Inc                                               16,800                                     539,112
Old Republic International Corp                                          29,600                                     689,088
                                                                                                        --------------------
                                                                                                                  1,546,728
                                                                                                        --------------------
Networking Products (0.34%)
3Com Corp (b)                                                            19,400                                      79,734
Anixter International Inc (b)                                             7,400                                     401,820
                                                                                                        --------------------
                                                                                                                    481,554
                                                                                                        --------------------
Non-Hazardous Waste Disposal (0.28%)
Republic Services Inc                                                     9,700                                     394,499
                                                                                                        --------------------

Oil - Field Services (0.94%)
Oceaneering International Inc (b)                                        16,900                                     670,930
Oil States International Inc (a)(b)                                      20,600                                     663,938
                                                                                                        --------------------
                                                                                                                  1,334,868
                                                                                                        --------------------
Oil & Gas Drilling (0.68%)
Noble Corp (a)                                                           12,700                                     967,105
                                                                                                        --------------------

Oil Company - Exploration & Production (3.52%)
Canadian Natural Resources Ltd                                            8,784                                     467,572
Chesapeake Energy Corp                                                   24,000                                     697,200
Cimarex Energy Co                                                        13,800                                     503,700
Denbury Resources Inc (b)                                                17,357                                     482,351
Newfield Exploration Co (b)                                              18,400                                     845,480
Quicksilver Resources Inc (a)(b)                                         12,195                                     446,215
Southwestern Energy Co (b)                                                8,727                                     305,881
Talisman Energy Inc (a)                                                  45,814                                     778,380
XTO Energy Inc                                                           10,049                                     472,806
                                                                                                        --------------------
                                                                                                                  4,999,585
                                                                                                        --------------------
Oil Refining & Marketing (2.14%)
Alon USA Energy Inc                                                       7,000                                     184,170
Frontier Oil Corp                                                        10,400                                     298,896
Sunoco Inc                                                               27,120                                   1,691,203
Tesoro Corp                                                              11,000                                     723,470
Western Refining Inc                                                      5,600                                     142,576
                                                                                                        --------------------
                                                                                                                  3,040,315
                                                                                                        --------------------
Paper & Related Products (0.07%)
Louisiana-Pacific Corp                                                    4,400                                      94,732
                                                                                                        --------------------

Pharmacy Services (0.34%)
Omnicare Inc (a)                                                         12,435                                     480,364
                                                                                                        --------------------

Pipelines (1.27%)
National Fuel Gas Co                                                     30,557                                   1,177,667
Williams Cos Inc                                                         23,760                                     620,611
                                                                                                        --------------------
                                                                                                                  1,798,278
                                                                                                        --------------------
Printing - Commercial (0.58%)
RR Donnelley & Sons Co                                                   23,300                                     828,082
                                                                                                        --------------------

Property & Casualty Insurance (1.06%)
First American Corp                                                      10,900                                     443,412
Mercury General Corp (a)                                                  1,600                                      84,368

Property & Casualty Insurance
WR Berkley Corp                                                          19,300                                     666,043
Zenith National Insurance Corp                                            6,800                                     318,988
                                                                                                        --------------------
                                                                                                                  1,512,811
                                                                                                        --------------------
Publishing - Newspapers (1.34%)
Gannett Co Inc (a)                                                       18,300                                   1,106,418
McClatchy Co (a)                                                          9,900                                     428,670
Washington Post Co/The                                                      500                                     372,800
                                                                                                        --------------------
                                                                                                                  1,907,888
                                                                                                        --------------------
Regional Banks (0.54%)
Comerica Inc                                                             13,000                                     762,840
                                                                                                        --------------------

Reinsurance (0.77%)
Endurance Specialty Holdings Ltd                                         29,744                                   1,088,036
                                                                                                        --------------------

REITS - Apartments (1.08%)
Apartment Investment & Management Co                                      6,300                                     352,926
Archstone-Smith Trust                                                     8,100                                     471,501
AvalonBay Communities Inc                                                   800                                     104,040
Essex Property Trust Inc                                                  4,700                                     607,475
                                                                                                        --------------------
                                                                                                                  1,535,942
                                                                                                        --------------------
REITS - Diversified (2.74%)
Colonial Properties Trust                                                33,772                                   1,583,231
Duke Realty Corp (a)                                                     18,300                                     748,470
iStar Financial Inc                                                      32,789                                   1,567,970
                                                                                                        --------------------
                                                                                                                  3,899,671
                                                                                                        --------------------
REITS - Healthcare (0.94%)
Health Care REIT Inc (a)                                                  1,000                                      43,020
Ventas Inc                                                               30,400                                   1,286,528
                                                                                                        --------------------
                                                                                                                  1,329,548
                                                                                                        --------------------
REITS - Hotels (0.71%)
DiamondRock Hospitality Co (a)                                           11,800                                     212,518
FelCor Lodging Trust Inc                                                 12,400                                     270,816
Hospitality Properties Trust                                             11,200                                     532,336
                                                                                                        --------------------
                                                                                                                  1,015,670
                                                                                                        --------------------
REITS - Mortgage (1.15%)
Annaly Capital Management Inc                                            41,300                                     574,483
CapitalSource Inc (a)                                                    21,600                                     589,896
New Century Financial Corp                                               14,800                                     467,532
                                                                                                        --------------------
                                                                                                                  1,631,911
                                                                                                        --------------------
REITS - Office Property (0.42%)
HRPT Properties Trust                                                    37,300                                     460,655
Mack-Cali Realty Corp                                                     2,600                                     132,600
                                                                                                        --------------------
                                                                                                                    593,255
                                                                                                        --------------------
REITS - Shopping Centers (1.35%)
Developers Diversified Realty Corp (a)                                   20,021                                   1,260,322
New Plan Excel Realty Trust                                               6,700                                     184,116
Regency Centers Corp                                                      6,000                                     469,020
                                                                                                        --------------------
                                                                                                                  1,913,458
                                                                                                        --------------------
REITS - Single Tenant (0.04%)
National Retail Properties Inc (a)                                        2,200                                      50,490
                                                                                                        --------------------

REITS - Warehouse & Industrial (0.98%)
First Industrial Realty Trust Inc                                        29,630                                   1,389,351
                                                                                                        --------------------


Rental - Auto & Equipment (0.97%)
Rent-A-Center Inc/TX (b)                                                  7,300                                     215,423
United Rentals Inc (b)                                                   45,832                                   1,165,508
                                                                                                        --------------------
                                                                                                                  1,380,931
                                                                                                        --------------------
Retail - Apparel & Shoe (1.23%)
AnnTaylor Stores Corp (b)                                                12,600                                     413,784
Foot Locker Inc                                                          30,400                                     666,672
Ross Stores Inc                                                          22,919                                     671,527
                                                                                                        --------------------
                                                                                                                  1,751,983
                                                                                                        --------------------
Retail - Auto Parts (0.33%)
Advance Auto Parts Inc                                                   13,301                                     472,984
                                                                                                        --------------------

Retail - Automobile (0.12%)
Group 1 Automotive Inc                                                    3,200                                     165,504
                                                                                                        --------------------

Retail - Consumer Electronics (0.67%)
Circuit City Stores Inc                                                  50,100                                     950,898
                                                                                                        --------------------

Retail - Discount (1.03%)
Dollar Tree Stores Inc (b)                                               16,000                                     481,600
Family Dollar Stores Inc                                                  9,200                                     269,836
TJX Cos Inc                                                              25,139                                     715,959
                                                                                                        --------------------
                                                                                                                  1,467,395
                                                                                                        --------------------
Retail - Restaurants (0.41%)
CBRL Group Inc (a)                                                        6,400                                     286,464
CEC Entertainment Inc (a)(b)                                              4,300                                     173,075
Jack in the Box Inc (a)(b)                                                1,900                                     115,976
                                                                                                        --------------------
                                                                                                                    575,515
                                                                                                        --------------------
Savings & Loans - Thrifts (0.34%)
Hudson City Bancorp Inc                                                  35,119                                     487,452
                                                                                                        --------------------

Semiconductor Component - Integrated Circuits (0.51%)
Atmel Corp (b)                                                           69,200                                     418,660
Cypress Semiconductor Corp (a)(b)                                         2,900                                      48,923
Integrated Device Technology Inc (b)                                     16,600                                     256,968
                                                                                                        --------------------
                                                                                                                    724,551
                                                                                                        --------------------
Semiconductor Equipment (0.07%)
MKS Instruments Inc (a)(b)                                                4,400                                      99,352
                                                                                                        --------------------

Steel - Producers (1.29%)
United States Steel Corp                                                 25,000                                   1,828,500
                                                                                                        --------------------

Steel Pipe & Tube (0.03%)
Mueller Water Products Inc (b)                                            2,793                                      41,616
                                                                                                        --------------------

Telecommunication Equipment (1.18%)
Arris Group Inc (b)                                                      74,464                                     931,545
Tellabs Inc (b)                                                          72,600                                     744,876
                                                                                                        --------------------
                                                                                                                  1,676,421
                                                                                                        --------------------
Telecommunication Services (0.71%)
Embarq Corp                                                              15,600                                     819,936
RCN Corp (b)                                                              6,500                                     195,975
                                                                                                        --------------------
                                                                                                                  1,015,911
                                                                                                        --------------------
Telephone - Integrated (0.93%)
Qwest Communications International Inc (a)(b)                           119,700                                   1,001,889

Telephone - Integrated
Telephone & Data Systems Inc                                              5,900                                     320,547
                                                                                                        --------------------
                                                                                                                  1,322,436
                                                                                                        --------------------
Toys (0.95%)
Hasbro Inc                                                               28,000                                     763,000
Mattel Inc                                                               25,600                                     580,096
                                                                                                        --------------------
                                                                                                                  1,343,096
                                                                                                        --------------------
Transport - Marine (1.05%)
Frontline Ltd (a)                                                        14,940                                     475,839
Ship Finance International Ltd (a)                                       42,653                                   1,013,435
                                                                                                        --------------------
                                                                                                                  1,489,274
                                                                                                        --------------------
Transport - Rail (0.71%)
CSX Corp                                                                 29,400                                   1,012,242
                                                                                                        --------------------

Transport - Services (0.24%)
Laidlaw International Inc                                                11,400                                     346,902
                                                                                                        --------------------

Transport - Truck (0.01%)
Heartland Express Inc                                                     1,300                                      19,526
                                                                                                        --------------------

Vitamins & Nutrition Products (0.90%)
NBTY Inc (b)                                                             30,764                                   1,278,859
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $          138,807,913
                                                                                                        --------------------
                                                                     Principal
                                                                       Amount                                  Value
                                                                     ----------- ---------------------- --------------------
MONEY MARKET FUNDS (24.24%)
Money Center Banks (24.24%)
BNY Institutional Cash Reserve Fund (c)                              34,450,000                                  34,450,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $           34,450,000
                                                                                                        --------------------
Total Investments                                                                                    $          173,257,913
Liabilities in Excess of Other Assets, Net - (21.91)%                                                          (31,141,807)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $          142,116,106
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Security or a portion of the security was on loan at the end of the period.

(b)  Non-Income Producing Security

(c)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $           15,614,180
Unrealized Depreciation                                                                                         (3,185,821)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                       12,428,359
Cost for federal income tax purposes                                                                            160,829,554


Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Sector                                                                                                              Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Financial                                                                                                            47.87%
Consumer, Cyclical                                                                                                   15.69%
Consumer, Non-cyclical                                                                                               11.83%
Industrial                                                                                                           10.35%
Utilities                                                                                                             9.74%
Energy                                                                                                                9.27%
Basic Materials                                                                                                       7.74%
Communications                                                                                                        5.29%
Technology                                                                                                            3.80%
Diversified                                                                                                           0.33%
Liabilities in Excess of Other Assets, Net                                                                        (-21.91%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================


Schedule of Investments
December 31, 2006
Money Market Account

                                                                     Principal
                                                                       Amount                                  Value
                                                                     ----------- ---------------------- --------------------
COMMERCIAL PAPER (95.24%)
Asset Backed Securities (7.42%)
CAFCO
5.25%, 1/23/2007                                                      1,000,000                      $              996,792
5.27%, 2/12/2007                                                      1,040,000                                   1,033,606
5.24%, 2/13/2007                                                        900,000                                     894,367
5.27%, 2/20/2007                                                      1,000,000                                     992,681
5.245%, 2/27/2007                                                       800,000                                     793,356
FCAR Owner Trust I
5.24%, 1/16/2007                                                      1,000,000                                     997,817
5.26%, 1/19/2007                                                      1,000,000                                     997,370
5.27%, 1/23/2007                                                      1,015,000                                   1,011,731
5.24%, 3/15/2007                                                      1,000,000                                     989,374
5.23%, 3/23/2007                                                      1,000,000                                     988,232
Windmill Funding
5.23%, 1/ 5/2007                                                        900,000                                     899,477
5.26%, 1/11/2007                                                      1,000,000                                     998,539
5.24%, 2/ 6/2007                                                      1,000,000                                     994,760
5.24%, 3/ 9/2007                                                        800,000                                     792,198
                                                                                                        --------------------
                                                                                                                 13,380,300
                                                                                                        --------------------
Chemicals - Diversified (1.87%)
BASF AG
5.225%, 1/17/2007                                                     1,080,000                                   1,077,492
5.24%, 1/29/2007                                                        900,000                                     896,332
5.23%, 2/ 2/2007                                                        500,000                                     497,675
5.24%, 2/14/2007                                                        900,000                                     894,236
                                                                                                        --------------------
                                                                                                                  3,365,735
                                                                                                        --------------------
Commercial Banks (10.95%)
Caylon North America
5.235%, 2/20/2007                                                     1,000,000                                     992,729
5.23%, 3/ 6/2007                                                      1,000,000                                     990,702
5.25%, 3/ 9/2007                                                        800,000                                     792,183
Skandinaviska Enskilda Banken
5.24%, 2/ 5/2007                                                        800,000                                     795,924
5.25%, 2/21/2007                                                        960,000                                     952,860
5.23%, 2/26/2007                                                      1,000,000                                     991,865
5.23%, 2/28/2007                                                        900,000                                     892,417
5.225%, 3/14/2007                                                     1,500,000                                   1,484,325
Societe Generale North America Inc
5.25%, 1/ 8/2007                                                      1,100,000                                   1,098,877
5.20%, 1/25/2007                                                      1,000,000                                     996,533
5.26%, 2/ 9/2007                                                        925,000                                     919,729
5.23%, 2/16/2007                                                        900,000                                     893,986
5.22%, 3/ 2/2007                                                      1,100,000                                   1,090,430
Svenska Handelsbanken
5.23%, 2/28/2007                                                      1,100,000                                   1,090,731
5.23%, 3/ 8/2007                                                      1,115,000                                   1,104,309
Westpac Banking Corp
5.25%, 1/ 3/2007                                                        940,000                                     939,726
5.245%, 1/16/2007                                                       930,000                                     927,968
5.26%, 2/ 6/2007                                                        820,000                                     815,687
5.23%, 2/20/2007                                                      1,090,000                                   1,082,082

Commercial Banks
Westpac Banking Corp (continued)
5.24%, 3/29/2007                                                        900,000                                     888,603
                                                                                                        --------------------
                                                                                                                 19,741,666
                                                                                                        --------------------
Diversified Financial Services (2.76%)
Amstel Funding
5.22%, 1/30/2007                                                      1,100,000                                   1,095,374
5.25%, 1/31/2007                                                      1,100,000                                   1,095,188
5.21%, 2/ 2/2007                                                      1,000,000                                     995,369
5.20%, 4/17/2007                                                      1,000,000                                     984,689
General Electric Capital
5.23%, 1/ 4/2007                                                        800,000                                     799,651
                                                                                                        --------------------
                                                                                                                  4,970,271
                                                                                                        --------------------
Finance - Auto Loans (1.45%)
Paccar Financial
5.23%, 2/ 8/2007                                                      1,000,000                                     994,480
5.22%, 2/15/2007                                                        925,000                                     918,964
Toyota Motor Credit
5.24%, 1/19/2007                                                        700,000                                     698,166
                                                                                                        --------------------
                                                                                                                  2,611,610
                                                                                                        --------------------
Finance - Commercial (1.96%)
CIT Group
5.24%, 2/14/2007                                                        900,000                                     894,236
5.25%, 2/21/2007                                                        860,000                                     853,604
5.25%, 2/23/2007                                                        900,000                                     893,043
5.19%, 4/10/2007                                                        900,000                                     887,155
                                                                                                        --------------------
                                                                                                                  3,528,038
                                                                                                        --------------------
Finance - Consumer Loans (1.14%)
American General Finance
5.235%, 1/24/2007                                                     1,100,000                                   1,096,321
HSBC Finance
5.24%, 3/23/2007                                                        975,000                                     963,505
                                                                                                        --------------------
                                                                                                                  2,059,826
                                                                                                        --------------------
Finance - Investment Banker & Broker (10.44%)
Bear Stearns
5.25%, 2/ 7/2007                                                      1,000,000                                     994,604
5.23%, 3/ 1/2007                                                      1,000,000                                     991,429
5.23%, 3/ 2/2007                                                      1,000,000                                     991,283
Citigroup Funding
5.25%, 1/26/2007                                                        700,000                                     697,448
5.24%, 2/ 8/2007                                                      1,000,000                                     994,469
5.26%, 2/12/2007                                                        900,000                                     894,477
5.25%, 3/ 7/2007                                                        800,000                                     792,417
Goldman Sachs Group
5.30%, 1/17/2007                                                        900,000                                     897,880
5.28%, 1/19/2007                                                      1,000,000                                     997,360
ING U.S. Funding
5.24%, 1/12/2007                                                        900,000                                     898,559
5.24%, 2/ 8/2007                                                        500,000                                     497,234
5.235%, 2/ 9/2007                                                     1,000,000                                     994,329
5.235%, 2/14/2007                                                       800,000                                     794,881
5.23%, 2/22/2007                                                        900,000                                     893,201
5.23%, 3/30/2007                                                      1,000,000                                     987,216
JP Morgan Chase
5.24%, 2/ 6/2007                                                      1,000,000                                     994,760
Morgan Stanley
5.24%, 3/ 7/2007                                                        905,000                                     896,438
5.23%, 3/16/2007                                                        900,000                                     890,324
Finance - Investment Banker & Broker
Morgan Stanley (continued)
5.23%, 3/20/2007                                                      1,000,000                                     988,668
5.22%, 4/11/2007                                                        660,000                                     650,430
5.23%, 4/20/2007                                                      1,100,000                                   1,082,581
                                                                                                        --------------------
                                                                                                                 18,819,988
                                                                                                        --------------------
Finance - Leasing Company (0.54%)
International Lease Finance
5.24%, 1/11/2007                                                        975,000                                     973,581
                                                                                                        --------------------

Finance - Other Services (10.31%)
Commoloco
5.25%, 1/ 9/2007                                                      1,000,000                                     998,833
5.25%, 1/19/2007                                                      1,000,000                                     997,375
5.24%, 1/29/2007                                                        800,000                                     796,740
CRC Funding
5.25%, 1/12/2007                                                      1,000,000                                     998,396
5.24%, 1/22/2007                                                      1,100,000                                   1,096,638
5.26%, 1/23/2007                                                        870,000                                     867,203
5.24%, 3/ 7/2007                                                        775,000                                     767,668
HSBC Funding
5.23%, 3/ 9/2007                                                      1,100,000                                   1,089,293
5.23%, 3/12/2007                                                      1,030,000                                   1,019,525
5.24%, 3/21/2007                                                        800,000                                     790,801
5.21%, 3/22/2007                                                        800,000                                     790,738
Park Avenue Receivables Company
5.25%, 1/ 9/2007                                                      1,100,000                                   1,098,717
5.23%, 3/ 5/2007                                                      1,000,000                                     990,847
Private Export Funding
5.25%, 1/11/2007                                                      1,000,000                                     998,542
5.225%, 2/13/2007                                                       900,000                                     894,383
5.16%, 2/22/2007                                                        900,000                                     893,292
5.22%, 2/23/2007                                                        840,000                                     833,545
5.19%, 3/13/2007                                                        795,000                                     786,863
5.21%, 4/ 5/2007                                                        900,000                                     887,756
5.20%, 4/18/2007                                                      1,000,000                                     984,544
                                                                                                        --------------------
                                                                                                                 18,581,699
                                                                                                        --------------------
Money Center Banks (9.31%)
Bank of America
5.24%, 1/18/2007                                                      1,000,000                                     997,526
5.24%, 3/ 1/2007                                                        930,000                                     922,013
5.24%, 3/ 5/2007                                                      1,000,000                                     990,830
5.22%, 3/ 7/2007                                                        900,000                                     891,518
5.24%, 3/12/2007                                                        900,000                                     890,830
5.24%, 3/16/2007                                                        715,000                                     707,299
BNP Paribas Finance
5.235%, 2/13/2007                                                       875,000                                     869,529
5.245%, 2/14/2007                                                     1,100,000                                   1,092,948
HBOS Treasury Services
5.23%, 1/10/2007                                                        340,000                                     339,555
5.245%, 2/ 7/2007                                                     1,100,000                                   1,094,065
5.24%, 3/ 5/2007                                                      1,000,000                                     990,830
5.225%, 3/ 8/2007                                                       900,000                                     891,379
5.25%, 3/19/2007                                                        910,000                                     899,781
5.25%, 3/21/2007                                                      1,000,000                                     988,479
UBS Finance Delaware LLC
5.265%, 1/ 2/2007                                                     1,000,000                                     999,854
5.245%, 1/ 8/2007                                                     1,000,000                                     998,980
5.24%, 1/26/2007                                                        925,000                                     921,634
Money Center Banks
UBS Finance Delaware LLC (continued)
5.20%, 4/ 2/2007                                                      1,300,000                                   1,282,912
                                                                                                        --------------------
                                                                                                                 16,769,962
                                                                                                        --------------------
Mortgage Banks (2.77%)
Northern Rock PLC
5.25%, 1/10/2007                                                      1,100,000                                   1,098,556
5.24%, 1/11/2007                                                      1,000,000                                     998,545
5.26%, 1/26/2007                                                      1,000,000                                     996,347
5.245%, 2/ 2/2007                                                     1,000,000                                     995,333
5.25%, 3/ 6/2007                                                        910,000                                     901,507
                                                                                                        --------------------
                                                                                                                  4,990,288
                                                                                                        --------------------
Multi-Line Insurance (2.08%)
Genworth Financial
5.23%, 1/ 4/2007                                                      1,060,000                                   1,059,538
5.24%, 1/ 4/2007                                                        900,000                                     899,607
5.23%, 2/ 9/2007                                                        800,000                                     795,467
5.24%, 2/27/2007                                                      1,000,000                                     991,704
                                                                                                        --------------------
                                                                                                                  3,746,316
                                                                                                        --------------------
Publishing - Newspapers (0.55%)
Gannett
5.28%, 1/ 4/2007                                                      1,000,000                                     999,560
                                                                                                        --------------------

Special Purpose Entity (25.89%)
Barclays U.S. Funding
5.24%, 1/17/2007                                                      1,000,000                                     997,671
5.25%, 3/19/2007                                                        800,000                                     791,017
5.25%, 3/28/2007                                                      1,000,000                                     987,458
5.23%, 4/20/2007                                                        900,000                                     885,748
Charta LLC
5.25%, 1/ 9/2007                                                      1,100,000                                   1,098,717
5.25%, 1/26/2007                                                        900,000                                     896,719
5.26%, 2/13/2007                                                      1,000,000                                     993,717
5.28%, 2/21/2007                                                        900,000                                     893,268
Compass Securitization
5.27%, 1/22/2007                                                      1,000,000                                     996,926
5.27%, 2/15/2007                                                        900,000                                     894,071
5.25%, 3/15/2007                                                        800,000                                     791,483
Galaxy Funding
5.25%, 1/29/2007                                                      1,885,000                                   1,877,299
5.23%, 3/ 6/2007                                                        900,000                                     891,632
Grampian Funding
5.25%, 1/ 3/2007                                                      1,100,000                                   1,099,679
5.25%, 2/ 1/2007                                                        900,000                                     895,931
5.25%, 2/15/2007                                                      1,000,000                                     993,438
5.24%, 3/13/2007                                                      1,000,000                                     989,666
5.19%, 6/11/2007                                                      1,060,000                                   1,035,397
Ranger Funding
5.24%, 1/16/2007                                                        800,000                                     798,253
5.26%, 1/18/2007                                                      1,100,000                                   1,097,268
5.24%, 2/ 5/2007                                                      1,000,000                                     994,906
5.25%, 2/23/2007                                                      1,000,000                                     992,271
5.26%, 2/23/2007                                                        700,000                                     694,579
Scaldis Capital
5.23%, 1/ 8/2007                                                        900,000                                     899,085
5.25%, 1/22/2007                                                      1,000,000                                     996,938
5.24%, 2/ 2/2007                                                      1,100,000                                   1,094,876
5.26%, 3/14/2007                                                      1,070,000                                   1,058,744

Special Purpose Entity
Scaldis Capital (continued)
5.23%, 3/26/2007                                                      1,100,000                                   1,086,576
Sheffield Receivables
5.25%, 1/22/2007                                                        900,000                                     897,244
5.29%, 1/30/2007                                                      1,100,000                                   1,095,312
Southern Company Funding
5.30%, 1/25/2007                                                        900,000                                     896,820
Stanfield Victoria Funding
5.23%, 4/ 3/2007                                                      1,000,000                                     986,634
Surrey Funding
5.24%, 1/ 5/2007                                                      1,000,000                                     999,418
5.25%, 1/12/2007                                                      1,100,000                                   1,098,235
5.25%, 1/18/2007                                                        900,000                                     897,769
5.26%, 1/25/2007                                                        900,000                                     896,843
5.24%, 1/30/2007                                                        900,000                                     896,201
Tulip Funding Corp.
5.25%, 2/16/2007                                                        900,000                                     893,963
Variable Funding Capital Corp LLC
5.24%, 1/ 2/2007                                                      1,000,000                                     999,854
5.25%, 1/ 3/2007                                                        900,000                                     899,738
White Pine Finance
5.25%, 1/10/2007                                                        815,000                                     813,930
5.26%, 1/16/2007                                                      1,100,000                                   1,097,589
5.26%, 1/25/2007                                                        900,000                                     896,844
5.26%, 1/31/2007                                                      1,000,000                                     995,617
Yorktown Capital
5.26%, 1/ 3/2007                                                        900,000                                     899,737
5.27%, 1/10/2007                                                        775,000                                     773,979
5.25%, 1/18/2007                                                      1,000,000                                     997,521
5.26%, 2/22/2007                                                      1,000,000                                     992,402
                                                                                                        --------------------
                                                                                                                 46,648,983
                                                                                                        --------------------
Supranational Bank (2.67%)
Corp Andina de Fomento
5.27%, 1/31/2007                                                      1,000,000                                     995,608
5.26%, 2/ 5/2007                                                        850,000                                     845,653
5.26%, 2/12/2007                                                      1,100,000                                   1,093,250
5.27%, 3/22/2007                                                      1,000,000                                     988,289
5.26%, 3/27/2007                                                        900,000                                     888,823
                                                                                                        --------------------
                                                                                                                  4,811,623
                                                                                                        --------------------
Telecommunication Services (0.55%)
Verizon Global Funding
5.47%, 1/12/2007 (a)                                                  1,000,000                                   1,000,000
                                                                                                        --------------------

Telephone - Integrated (2.58%)
Telstra Corp
5.26%, 1/24/2007                                                        900,000                                     896,975
5.28%, 1/24/2007                                                        865,000                                     862,082
5.29%, 2/ 1/2007                                                      1,100,000                                   1,094,989
5.28%, 2/ 7/2007                                                        900,000                                     895,116
5.27%, 2/21/2007                                                        900,000                                     893,281
                                                                                                        --------------------
                                                                                                                  4,642,443
                                                                                                        --------------------
TOTAL COMMERCIAL PAPER                                                                               $          171,641,889
                                                                                                        --------------------
CERTIFICATE OF DEPOSIT (0.35%)
Commercial Banks (0.35%)
Citibank
5.32%, 2/16/2007                                                        630,000                                     630,008
                                                                                                        --------------------
TOTAL CERTIFICATE OF DEPOSIT                                                                         $              630,008
                                                                                                        --------------------

BONDS (4.13%)
Asset Backed Securities (0.08%)
Caterpillar Financial Asset Trust
5.45%, 3/26/2007                                                        141,728                                     141,728
                                                                                                        --------------------

Auto - Car & Light Trucks (0.44%)
BMW US Capital LLC
5.33%, 1/ 5/2007 (a)(b)                                                 800,000                                     800,000
                                                                                                        --------------------

Automobile Sequential (1.94%)
AmeriCredit Automobile Receivables Trust
5.50%, 1/ 8/2007                                                        182,228                                     182,228
5.35%, 3/ 6/2007                                                        197,555                                     197,555
Capital Auto Receivables Asset Trust
5.34%, 12/15/2007                                                       735,000                                     735,000
CPS Auto Trust
5.39%, 4/16/2007 (a)(b)                                                 474,415                                     474,415
Honda Auto Receivables Owner Trust
5.42%, 4/23/2007                                                        454,014                                     454,014
JPMorgan Auto Receivables Trust
5.39%, 3/15/2007 (b)                                                    221,995                                     221,995
Nissan Auto Lease Trust
5.35%, 6/15/2007                                                        442,035                                     442,035
Triad Auto Receivables Owner Trust
5.34%, 4/12/2007                                                        285,913                                     285,913
Volkswagen Auto Lease Trust
5.52%, 8/20/2007                                                        500,045                                     500,045
                                                                                                        --------------------
                                                                                                                  3,493,200
                                                                                                        --------------------
Finance - Investment Banker & Broker (0.89%)
JPMorgan Chase & Co
5.32%, 2/ 2/2007                                                        500,000                                     500,000
Merrill Lynch & Co Inc
5.34%, 3/27/2007                                                        700,000                                     700,000
Morgan Stanley Group Inc
6.88%, 3/ 1/2007                                                        400,000                                     401,109
                                                                                                        --------------------
                                                                                                                  1,601,109
                                                                                                        --------------------
Publishing - Newspapers (0.39%)
Gannett Co Inc
5.50%, 4/ 1/2007                                                        700,000                                     700,116
                                                                                                        --------------------

Special Purpose Entity (0.39%)
Allstate Life Global Funding Trusts
5.33%, 1/ 4/2007 (a)                                                    700,000                                     700,000
                                                                                                        --------------------
TOTAL BONDS                                                                                          $            7,436,153
                                                                                                        --------------------
Total Investments                                                                                    $          179,708,050
Other Assets in Excess of Liabilities, Net - 0.28%                                                                  501,718
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $          180,209,768
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Variable Rate

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,496,410 or 0.83% of net assets.



Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Sector                                                                                                              Percent
--------------------------------------------------- ---------------------------- ---------------------- --------------------
Financial                                                                                                            83.89%
Asset Backed Securities                                                                                               9.44%
Communications                                                                                                        4.08%
Basic Materials                                                                                                       1.87%
Consumer, Cyclical                                                                                                    0.44%
Other Assets in Excess of Liabilities, Net                                                                            0.28%
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================

Schedule of Investments
December 31, 2006
Principal LifeTime 2010 Account

                                                                Shares
                                                                 Held                      Value
                                                           ----------------- ------- ------------------
INVESTMENT COMPANIES (100.01%)

Principal Variable Contracts Fund, Inc. (100.01%)
Bond Account (a)                                                    804,225       $          9,723,081
Capital Value Account (a)                                            25,823                    964,213
Diversified International Account (a)                               181,006                  3,735,971
Equity Growth Account (a)                                            52,149                    954,318
Equity Income Account (a)                                            36,701                    424,627
Growth Account (a)                                                   56,358                    821,131
LargeCap Growth Equity Account (a)                                  105,104                    513,960
LargeCap Stock Index Account (a)                                    339,815                  3,547,672
LargeCap Value Account (a)                                           82,364                  1,206,637
Money Market Account (a)                                          1,737,364                  1,737,364
Real Estate Securities Account (a)                                   72,474                  1,890,840
SmallCap Account (a)                                                 80,508                    867,880
SmallCap Growth Account (a)(b)                                       25,198                    272,389
SmallCap Value Account (a)                                           14,877                    277,608
                                                                                     ------------------
                                                                                            26,937,691
                                                                                     ------------------
TOTAL INVESTMENT COMPANIES                                                        $         26,937,691
                                                                                     ------------------
Total Investments                                                                 $         26,937,691
Liabilities in Excess of Other Assets, Net - (0.01)%                                           (1,449)
                                                                                     ------------------
TOTAL NET ASSETS - 100.00%                                                        $         26,936,242
                                                                                     ==================
                                                                                     ------------------

                                                                                     ==================

(a)  Affiliated Security

(b)  Non-Income Producing Security

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                           $          2,000,909
Unrealized Depreciation                                                                        (5,580)
                                                                                     ------------------
Net Unrealized Appreciation (Depreciation)                                                   1,995,329
Cost for federal income tax purposes                                                        24,942,362


Portfolio Summary (unaudited)
------------------------------------------------ --------------------------- ------- ------------------
Fund Type                                                                                      Percent
------------------------------------------------ --------------------------- ------- ------------------
Domestic Equity Funds                                                                           43.59%
Fixed Income Funds                                                                              36.10%
International Equity Funds                                                                      13.87%
Money Market Funds                                                                               6.45%
Liabilities in Excess of Other Assets, Net                                                    (-0.01%)
                                                                                     ------------------
TOTAL NET ASSETS                                                                               100.00%
                                                                                     ==================

Affiliated Securities (on a U.S. federal tax basis)

                             December 31, 2005                  Purchases                     Sales               December 31, 2006
                       -------------------------------   -------------------------  --------------------------   ------------------
                        Shares           Cost       Shares           Cost      Shares       Proceeds     Shares          Cost
                       ----------      ----------   ---------     -----------  --------     ---------   ---------      ----------
Bond Account             416,644    $  4,974,443     467,318   $   5,469,431    79,737   $   936,519     804,225    $  9,507,804
Capital Value Account     11,222         376,920      17,361         599,434     2,760        95,656      25,823         880,801
Diversified               42,708         636,114     151,432       2,894,717    13,134       247,886     181,006       3,283,878
International Account

Equity Growth Account          -               -      57,382       1,024,130     5,234        91,639      52,149         932,825
Equity Income Account     80,696         763,710      65,277         664,572   109,272      1,206,824     36,701         339,666
Growth Account                 -               -      62,234         890,655     5,876        82,558      56,358         808,415
LargeCap Growth Equity   219,028       1,012,609     184,961         855,637   298,885      1,392,432    105,104         482,762
Account

LargeCap Stock Index     141,939       1,261,360     231,213       2,256,061    33,337       322,935     339,815       3,195,425
Account
LargeCap Value Account    52,358         634,168      43,838         558,968    13,832       189,021      82,364       1,012,559
Money Market Account   1,387,579       1,387,579    ,271,549       1,271,549   921,764       921,764    1,737,364      1,737,364
Real Estate Securities    53,700       1,028,456      43,703         945,925    24,929       642,431      72,474       1,419,097
Account
SmallCap Account          50,700         504,542      46,329         467,764    16,521       171,216      80,508         802,118
SmallCap Growth Account        -               -      28,054         299,956     2,856        30,203      25,198         269,794
SmallCap Value Account         -               -      16,569         299,956     1,692        30,203      14,877         269,854
                                       ----------                 -----------               ---------                  ----------
                                    $  12,579,901              $  18,498,755             $  6,361,287               $  24,942,362
                                       ==========                 ===========               =========                  ==========
                                       ----------                 -----------                                          ----------

                                       ==========                 ===========                                          ==========


                             Income Distribution from                 Realized Gain/Loss             Realized Gain/Loss from
                            Other Investment Companies                  on Investments                   Other Investment
                                                                                                            Companies
                            ----------------------------            -----------------------          -------------------------
Bond Account             $                      232,668          $                     449        $                         -
Capital Value Account                            19,582                                103                             26,036
Diversified                                      10,878                                933                             24,973
International Account

Equity Growth Account                                 -                                333                                  -
Equity Income Account                            22,863                            118,208                                  -
Growth Account                                        -                                318                                  -
LargeCap Growth Equity                               25                              6,948                                  -
Account

LargeCap Stock Index                             20,711                                939                                  -
Account
LargeCap Value Account                            9,769                              8,444                             14,442
Money Market Account                             94,568                                  -                                  -
Real Estate Securities                           25,373                             87,147                             64,940
Account
SmallCap Account                                 15,007                              1,028                             24,951
SmallCap Growth Account                               -                                 41                                  -
SmallCap Value Account                                -                                100                                  -
                            ----------------------------            -----------------------          -------------------------
                         $                      451,444          $                 224,991        $                   155,342
                            ============================            =======================          =========================



Schedule of Investments
December 31, 2006
Principal LifeTime 2020 Account

                                                             Shares
                                                              Held                      Value
                                                        ----------------- ------- ------------------
INVESTMENT COMPANIES (99.75%)

Principal Variable Contracts Fund, Inc. (99.75%)
Bond Account (a)                                               2,350,050       $         28,412,100
Capital Value Account (a)                                        160,911                  6,008,414
Diversified International Account (a)                            846,173                 17,465,017
Equity Growth Account (a)                                        265,704                  4,862,387
Equity Income Account (a)                                        120,983                  1,399,774
Growth Account (a)                                               278,704                  4,060,713
LargeCap Growth Equity Account (a)                               241,963                  1,183,200
LargeCap Stock Index Account (a)                               1,640,558                 17,127,430
LargeCap Value Account (a)                                       381,986                  5,596,096
Real Estate Securities Account (a)                               256,941                  6,703,581
SmallCap Account (a)                                             228,324                  2,461,330
SmallCap Growth Account (a)(b)                                   138,393                  1,496,032
SmallCap Value Account (a)                                        84,611                  1,578,849
                                                                                  ------------------
                                                                                         98,354,923
                                                                                  ------------------
TOTAL INVESTMENT COMPANIES                                                     $         98,354,923
                                                                                  ------------------
Total Investments                                                              $         98,354,923
Other Assets in Excess of Liabilities, Net - 0.25%                                          243,970
                                                                                  ------------------
TOTAL NET ASSETS - 100.00%                                                     $         98,598,893
                                                                                  ==================
                                                                                  ------------------

                                                                                  ==================

(a)  Affiliated Security

(b)  Non-Income Producing Security

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                        $          8,232,338
Unrealized Depreciation                                                                    (21,107)
                                                                                  ------------------
Net Unrealized Appreciation (Depreciation)                                                8,211,231
Cost for federal income tax purposes                                                     90,143,692


Portfolio Summary (unaudited)
------------------------------------------------ ------------------------ ------- ------------------
Fund Type                                                                                   Percent
------------------------------------------------ ------------------------ ------- ------------------
Domestic Equity Funds                                                                        53.22%
Fixed Income Funds                                                                           28.82%
International Equity Funds                                                                   17.71%
Other Assets in Excess of Liabilities, Net                                                    0.25%
                                                                                  ------------------
TOTAL NET ASSETS                                                                            100.00%
                                                                                  ==================

Affiliated Securities (on a U.S. federal tax basis)

                             December 31, 2005                   Purchases                Sales                   December 31, 2006
                       -----------------------------     ---------------------    -------------------     -------------------------
                        Shares           Cost        Shares           Cost       Shares       Proceeds     Shares         Cost
                       ----------      ----------   ----------     -----------   --------     ---------   ---------     ----------
Bond Account             766,212    $  9,144,357    1,594,804   $  18,620,758     10,966   $   128,108    2,350,050  $  27,637,015

Capital Value Account     55,999       1,884,947      105,593       3,532,458        681        22,854     160,911      5,394,566
Diversified              156,562       2,331,394      692,610      13,122,976      2,999        57,028     846,173      15,397,372
International Account

Equity Growth Account          -               -      266,746       4,738,547      1,042        18,905     265,704      4,719,646
Equity Income Account    165,939       1,568,935      262,015       2,689,714    306,971      3,418,283    120,983      1,130,205
Growth Account                 -               -      279,836       3,961,740      1,132        16,455     278,704      3,945,305
LargeCap Growth Equity   330,331       1,530,774      523,501       2,422,365    611,869      2,866,758    241,963      1,105,167
Account

LargeCap Stock Index     491,614       4,380,535    1,156,646      11,136,231      7,702        74,647    1,640,558     15,442,161
Account

LargeCap Value Account   121,003       1,466,280      262,760       3,470,573      1,777        23,490     381,986      4,913,378
Real Estate Securities   114,869       2,207,644      180,611       3,937,996     38,539      1,025,901    256,941      5,238,007
Account
SmallCap Account          52,742         522,705      176,663       1,816,829      1,081        11,444     228,324      2,328,103
SmallCap Growth Account   40,517         384,907       98,522       1,041,405        646         7,035     138,393      1,419,323
SmallCap Value Account    22,625         387,120       62,378       1,093,350        392         7,035      84,611      1,473,444
                                       ----------                  -----------                ---------                 ----------
                                    $  25,809,598               $  71,584,942              $  7,677,943              $  90,143,692
                                       ==========                  ===========                =========                 ==========
                                       ----------                  -----------                                          ----------

                                       ==========                  ===========                                          ==========


                               Income Distribution from         Realized Gain/Loss      Realized Gain/Loss from
                              Other Investment Companies          on Investments            Other Investment
                                                                                               Companies
                              ----------------------------    -----------------------   -------------------------
Bond Account               $                      429,563  $                       8 $                         -
Capital Value Account                              98,423                         15                     130,861
Diversified                                        40,051                         30                      91,948
International Account

Equity Growth Account                                   -                          5                           -
Equity Income Account                              47,175                    289,839                           -
Growth Account                                          -                         21                           -
LargeCap Growth Equity                                 37                     18,786                           -
Account

LargeCap Stock Index                               72,050                         42                           -
Account
LargeCap Value Account                             22,592                         15                      33,398
Real Estate Securities                             54,616                    118,268                     139,782
Account
SmallCap Account                                   15,651                         13                      26,021
SmallCap Growth Account                                 -                         46                           -
SmallCap Value Account                              5,640                          9                      46,305
                              ----------------------------    -----------------------   -------------------------
                           $                      785,798  $                 427,097 $                   468,315
                              ============================    =======================   =========================



Schedule of Investments
December 31, 2006
Principal LifeTime 2030 Account

                                                             Shares
                                                              Held                      Value
                                                        ----------------- ------- ------------------
INVESTMENT COMPANIES (99.99%)

Principal Variable Contracts Fund, Inc. (99.99%)
Bond Account (a)                                                 252,882       $          3,057,347
Capital Value Account (a)                                         24,350                    909,237
Diversified International Account (a)                            140,341                  2,896,631
Equity Growth Account (a)                                         56,579                  1,035,389
Equity Income Account (a)                                         16,886                    195,368
Growth Account (a)                                                61,661                    898,395
LargeCap Growth Equity Account (a)                                79,518                    388,843
LargeCap Stock Index Account (a)                                 274,920                  2,870,164
LargeCap Value Account (a)                                        74,653                  1,093,670
Real Estate Securities Account (a)                                33,019                    861,473
SmallCap Account (a)                                              28,702                    309,404
SmallCap Growth Account (a)(b)                                    32,563                    352,009
SmallCap Value Account (a)                                        19,035                    355,192
                                                                                  ------------------
                                                                                         15,223,122
                                                                                  ------------------
TOTAL INVESTMENT COMPANIES                                                     $         15,223,122
                                                                                  ------------------
Total Investments                                                              $         15,223,122
Other Assets in Excess of Liabilities, Net - 0.01%                                              883
                                                                                  ------------------
TOTAL NET ASSETS - 100.00%                                                     $         15,224,005
                                                                                  ==================
                                                                                  ------------------

                                                                                  ==================

(a)  Affiliated Security

(b)  Non-Income Producing Security

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                        $          1,323,616
Unrealized Depreciation                                                                     (3,311)
                                                                                  ------------------
Net Unrealized Appreciation (Depreciation)                                                1,320,305
Cost for federal income tax purposes                                                     13,902,817


Portfolio Summary (unaudited)
------------------------------------------------ ------------------------ ------- ------------------
Fund Type                                                                                   Percent
------------------------------------------------ ------------------------ ------- ------------------
Domestic Equity Funds                                                                        60.88%
Fixed Income Funds                                                                           20.08%
International Equity Funds                                                                   19.03%
Other Assets in Excess of Liabilities, Net                                                    0.01%
                                                                                  ------------------
TOTAL NET ASSETS                                                                            100.00%
                                                                                  ==================

Affiliated Securities (on a U.S. federal tax basis)

                             December 31, 2005             Purchases                      Sales                December 31, 2006
                       ---------------------------   ------------------------  -----------------------  --------------------------
                        Shares         Cost        Shares           Cost       Shares       Proceeds     Shares         Cost
                       ----------    ----------   ----------     -----------   --------     ---------   ---------     ----------
Bond Account              80,339  $    960,502      201,942   $   2,355,264     29,399   $   342,865     252,882   $  2,973,029
Capital Value Account      5,622       189,233       21,198         734,632      2,470        88,380      24,350        835,852
Diversified               23,748       356,875      127,340       2,448,245     10,747       211,332     140,341      2,594,959
International Account

Equity Growth Account          -             -       59,555       1,040,460      2,976        54,146      56,579        986,378
Equity Income Account     20,033       189,800       52,173         530,098     55,320       612,907      16,886        159,031
Growth Account                 -             -       65,326         912,915      3,665        53,389      61,661        859,571
LargeCap Growth Equity   118,190       547,748      254,786       1,168,515    293,458      1,375,430     79,518        350,665
Account

LargeCap Stock Index      78,608       700,752      219,383       2,101,432     23,071       227,777     274,920      2,574,915
Account
LargeCap Value Account    28,362       344,449       57,813         739,322     11,522       159,232      74,653        931,458
Real Estate Securities    13,735       264,986       26,938         588,858      7,654       196,070      33,019        678,791
Account
SmallCap Account           7,590        75,635       23,870         243,551      2,758        28,687      28,702        290,538
SmallCap Growth Account    7,878        75,098       27,931         294,602      3,246        34,745      32,563        335,016
SmallCap Value Account     4,374        75,381       16,568         291,549      1,907        34,368      19,035        332,614
                                     ----------                  -----------                ---------                 ----------
                                  $  3,780,459                $  13,449,443              $  3,419,328              $  13,902,817
                                     ==========                  ===========                =========                 ==========
                                                                 -----------                                          ----------

                                                                 ===========                                          ==========


                               Income Distribution from          Realized Gain/Loss       Realized Gain/Loss from
                              Other Investment Companies           on Investments             Other Investment
                                                                                                 Companies
                              ----------------------------     -----------------------    ------------------------
Bond Account               $                       48,192   $                     128  $                         -
Capital Value Account                              10,511                         367                       13,976
Diversified                                         6,464                       1,171                       14,840
International Account

Equity Growth Account                                   -                          64                            -
Equity Income Account                               6,086                      52,040                            -
Growth Account                                          -                          45                            -
LargeCap Growth Equity                                 14                       9,832                            -
Account

LargeCap Stock Index                               12,302                         508                            -
Account
LargeCap Value Account                              5,667                       6,919                        8,379
Real Estate Securities                              6,955                      21,017                       17,799
Account
SmallCap Account                                    2,407                          39                        4,002
SmallCap Growth Account                                 -                          61                            -
SmallCap Value Account                              1,164                          52                        9,555
                              ----------------------------     -----------------------    ------------------------
                           $                       99,762   $                  92,243  $                    68,551
                              ============================     =======================    ========================



Schedule of Investments
December 31, 2006
Principal LifeTime 2040 Account

                                                            Shares
                                                             Held                      Value
                                                        ---------------- ------- ------------------
INVESTMENT COMPANIES (99.91%)

Principal Variable Contracts Fund, Inc. (99.91%)
Bond Account (a)                                                 76,318       $            922,683
Capital Value Account (a)                                        14,645                    546,845
Diversified International Account (a)                            74,222                  1,531,941
Equity Growth Account (a)                                        32,726                    598,886
Equity Income Account (a)                                         3,518                     40,709
Growth Account (a)                                               33,089                    482,112
LargeCap Growth Equity Account (a)                               40,620                    198,631
LargeCap Stock Index Account (a)                                137,156                  1,431,910
LargeCap Value Account (a)                                       38,679                    566,643
Real Estate Securities Account (a)                               11,826                    308,531
SmallCap Account (a)                                             20,408                    220,001
SmallCap Growth Account (a)(b)                                   18,050                    195,122
SmallCap Value Account (a)                                       11,019                    205,616
                                                                                 ------------------
                                                                                         7,249,630
                                                                                 ------------------
TOTAL INVESTMENT COMPANIES                                                    $          7,249,630
                                                                                 ------------------
Total Investments                                                             $          7,249,630
Other Assets in Excess of Liabilities, Net - 0.09%                                           6,551
                                                                                 ------------------
TOTAL NET ASSETS - 100.00%                                                    $          7,256,181
                                                                                 ==================
                                                                                 ------------------

                                                                                 ==================

(a)                 Affiliated Security
(b)                 Non-Income Producing Security

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                       $            650,616
Unrealized Depreciation                                                                    (3,423)
                                                                                 ------------------
Net Unrealized Appreciation (Depreciation)                                                 647,193
Cost for federal income tax purposes                                                     6,602,437


Portfolio Summary (unaudited)
------------------------------------------------ ----------------------- ------- ------------------
Fund Type                                                                                  Percent
------------------------------------------------ ----------------------- ------- ------------------
Domestic Equity Funds                                                                       66.08%
International Equity Funds                                                                  21.11%
Fixed Income Funds                                                                          12.72%
Other Assets in Excess of Liabilities, Net                                                   0.09%
                                                                                 ------------------
TOTAL NET ASSETS                                                                           100.00%
                                                                                 ==================

Affiliated Securities (on a U.S. federal tax basis)

                            December 31, 2005           Purchases                      Sales                  December 31, 2006
                       ---------------------------  ------------------------  ----------------------- -----------------------------
                       Shares           Cost      Shares           Cost       Shares      Proceeds      Shares          Cost
                       ---------      ----------  ---------     -----------   --------    ---------    ---------      ----------
Bond Account             26,131    $    311,714     56,232   $     654,242      6,045  $    70,412       76,318    $    895,562
Capital Value Account     3,261         107,690     12,499         436,024      1,115       38,428       14,645         505,303
Diversified              14,762         215,613     63,999       1,227,387      4,539       84,823       74,222       1,358,405
International Account

Equity Growth Account         -               -     34,094         599,910      1,368       24,265       32,726         575,764
Equity Income Account     5,257          48,670      8,169          83,442      9,908      109,575        3,518          31,840
Growth Account                -               -     34,276         480,601      1,186       16,738       33,089         463,876
LargeCap Growth Equity   63,457         290,180    113,192         524,654    136,029      636,286       40,620         182,195
Account

LargeCap Stock Index     44,338         389,617    103,365         991,481     10,547      100,469      137,156       1,280,742
Account
LargeCap Value Account   16,611         198,626     28,817         368,319      6,749       92,134       38,679         478,601
Real Estate Securities    4,441          83,313      8,214         181,935        829       18,572       11,826         246,738
Account
SmallCap Account          6,438          62,255     15,349         157,310      1,379       13,625       20,408         205,946
SmallCap Growth Account   4,775          44,326     14,796         156,819      1,521       15,900       18,050         185,274
SmallCap Value Account    2,687          45,173      9,250         162,913        918       15,899       11,019         192,191
                                      ----------                -----------               ---------                   ----------
                                   $  1,797,177              $   6,025,037             $  1,237,126                $  6,602,437
                                      ==========                ===========               =========                   ==========


                               Income Distribution from          Realized Gain/Loss      Realized Gain/Loss from
                              Other Investment Companies           on Investments            Other Investment
                                                                                                Companies
                              ----------------------------     ----------------------    -------------------------
Bond Account               $                       14,540   $                      18 $                         -
Capital Value Account                               5,645                          17                       7,505
Diversified                                         3,737                         228                       8,580
International Account

Equity Growth Account                                   -                         119                           -
Equity Income Account                               1,466                       9,303                           -
Growth Account                                          -                          13                           -
LargeCap Growth Equity                                  7                       3,647                           -
Account

LargeCap Stock Index                                6,415                         113                           -
Account
LargeCap Value Account                              3,076                       3,790                       4,548
Real Estate Securities                              2,081                          62                       5,326
Account
SmallCap Account                                    1,892                           6                       3,145
SmallCap Growth Account                                 -                          29                           -
SmallCap Value Account                                662                           4                       5,433
                              ----------------------------     ----------------------    -------------------------
                           $                       39,521   $                  17,349 $                    34,537
                              ============================     ======================    =========================



Schedule of Investments
December 31, 2006
Principal LifeTime 2050 Account

                                                                Shares
                                                                 Held                      Value
                                                           ----------------- ------- ------------------
INVESTMENT COMPANIES (99.15%)

Principal Variable Contracts Fund, Inc. (99.15%)
Bond Account (a)                                                     41,548       $            502,315
Capital Value Account (a)                                            10,901                    407,042
Diversified International Account (a)                                63,052                  1,301,389
Equity Growth Account (a)                                            23,512                    430,261
Growth Account (a)                                                   26,758                    389,869
LargeCap Growth Equity Account (a)                                   32,725                    160,026
LargeCap Stock Index Account (a)                                     86,637                    904,492
LargeCap Value Account (a)                                           25,921                    379,741
Real Estate Securities Account (a)                                    8,168                    213,093
SmallCap Account (a)                                                 12,607                    135,900
SmallCap Growth Account (a)(b)                                       15,822                    171,037
SmallCap Value Account (a)                                            9,163                    170,977
                                                                                     ------------------
                                                                                             5,166,142
                                                                                     ------------------
TOTAL INVESTMENT COMPANIES                                                        $          5,166,142
                                                                                     ------------------
Total Investments                                                                 $          5,166,142
Other Assets in Excess of Liabilities, Net - 0.85%                                              44,332
                                                                                     ------------------
TOTAL NET ASSETS - 100.00%                                                        $          5,210,474
                                                                                     ==================
                                                                                     ------------------

                                                                                     ==================

(a)  Affiliated Security

(b)  Non-Income Producing Security

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                           $            410,523
Unrealized Depreciation                                                                        (2,481)
                                                                                     ------------------
Net Unrealized Appreciation (Depreciation)                                                     408,042
Cost for federal income tax purposes                                                         4,758,100


Portfolio Summary (unaudited)
------------------------------------------------ --------------------------- ------- ------------------
Fund Type                                                                                      Percent
------------------------------------------------ --------------------------- ------- ------------------
Domestic Equity Funds                                                                           64.53%
International Equity Funds                                                                      24.98%
Fixed Income Funds                                                                               9.64%
Other Assets in Excess of Liabilities, Net                                                       0.85%
                                                                                     ------------------
TOTAL NET ASSETS                                                                               100.00%
                                                                                     ==================

Affiliated Securities (on a U.S. federal tax basis)

                              December 31, 2005           Purchases                     Sales             December 31, 2006
                        --------------------------  ------------------------    -------------------   -----------------------------
                         Shares         Cost       Shares           Cost      Shares      Proceeds  Shares        Cost
                        ----------    ----------  ----------     -----------  --------    ------------------    ----------
Bond Account                8,110  $     96,933      36,543   $     431,464     3,105  $    36,227   41,548  $    492,186
Capital Value Account       2,099        70,413       9,600         335,190       798       26,876   10,901       378,836
Diversified                 9,885       149,701      56,748       1,086,591     3,581       64,019   63,052     1,172,463
International Account

Equity Growth Account           -             -      23,910         425,005       398        6,963   23,512       418,074
Equity Income Account       2,295        21,713       4,644          47,406     6,939       76,091        -             -
Growth Account                  -             -      27,258         383,286       499        6,984   26,758       376,369
LargeCap Growth Equity     44,282       205,450      95,752         444,428   107,309      502,868   32,725       151,368
Account

LargeCap Stock Index       30,267       269,946      65,361         614,037     8,991       84,314   86,637       799,827
Account
LargeCap Value Account     11,139       135,226      23,254         297,327     8,472      116,360   25,921       322,192
Real Estate Securities      1,141        22,073       7,505         181,950       478       10,909    8,168       193,209
Account
SmallCap Account            4,348        42,994       9,586          96,853     1,327       13,236   12,607       126,642
SmallCap Growth Account     3,404        32,321      13,620         145,177     1,202       12,604   15,822       164,930
SmallCap Value Account      1,896        32,569       7,942         140,970       675       11,546    9,163       162,004
                                      ----------                 -----------              ---------             ----------
                                   $  1,079,339               $   4,629,684            $   968,997           $  4,758,100
                                      ==========                 ===========              =========             ==========


                              Income Distribution from        Realized Gain/Loss             Realized Gain/Loss from
                             Other Investment Companies         on Investments                   Other Investment
                                                                                                    Companies
                             ----------------------------   -----------------------          -------------------------
Bond Account              $                        4,327 $                      16        $                         -
Capital Value Account                              3,511                       109                              4,669
Diversified                                        2,434                       190                              5,588
International Account

Equity Growth Account                                  -                        32                                  -
Equity Income Account                                624                     6,972                                  -
Growth Account                                         -                        67                                  -
LargeCap Growth Equity                                 5                     4,358                                  -
Account

LargeCap Stock Index                               4,237                       158                                  -
Account
LargeCap Value Account                             1,995                     5,999                              2,949
Real Estate Securities                               519                        95                              1,329
Account
SmallCap Account                                   1,236                        31                              2,055
SmallCap Growth Account                                -                        36                                  -
SmallCap Value Account                               452                        11                              3,710
                             ----------------------------   -----------------------          -------------------------
                          $                       19,340 $                  18,074        $                    20,300
                             ============================   =======================          =========================



Schedule of Investments
December 31, 2006
Principal LifeTime Strategic Income Account

                                                               Shares
                                                                Held                      Value
                                                          ----------------- ------- ------------------
INVESTMENT COMPANIES (100.02%)

Principal Variable Contracts Fund, Inc. (100.02%)
Bond Account (a)                                                   529,335       $          6,399,662
Capital Value Account (a)                                            5,338                    199,333
Diversified International Account (a)                               31,442                    648,958
Equity Growth Account (a)                                            7,765                    142,104
Equity Income Account (a)                                           18,008                    208,349
Growth Account (a)                                                  10,341                    150,662
LargeCap Growth Equity Account (a)                                  14,691                     71,841
LargeCap Stock Index Account (a)                                    69,274                    723,219
LargeCap Value Account (a)                                          21,332                    312,520
Money Market Account (a)                                         2,606,740                  2,606,740
Real Estate Securities Account (a)                                  37,084                    967,521
SmallCap Account (a)                                                21,016                    226,557
                                                                                    ------------------
                                                                                           12,657,466
                                                                                    ------------------
TOTAL INVESTMENT COMPANIES                                                       $         12,657,466
                                                                                    ------------------
Total Investments                                                                $         12,657,466
Liabilities in Excess of Other Assets, Net - (0.02)%                                          (2,433)
                                                                                    ------------------
TOTAL NET ASSETS - 100.00%                                                       $         12,655,033
                                                                                    ==================
                                                                                    ------------------

                                                                                    ==================

(a) Affiliated Security

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                          $            738,521
Unrealized Depreciation                                                                       (5,479)
                                                                                    ------------------
Net Unrealized Appreciation (Depreciation)                                                    733,042
Cost for federal income tax purposes                                                       11,924,424


Portfolio Summary (unaudited)
------------------------------------------------ -------------------------- ------- ------------------
Fund Type                                                                                     Percent
------------------------------------------------ -------------------------- ------- ------------------
Fixed Income Funds                                                                             50.57%
Domestic Equity Funds                                                                          23.72%
Money Market Funds                                                                             20.60%
International Equity Funds                                                                      5.13%
Liabilities in Excess of Other Assets, Net                                                   (-0.02%)
                                                                                    ------------------
TOTAL NET ASSETS                                                                              100.00%
                                                                                    ==================

Affiliated Securities (on a U.S. federal tax basis)

                             December 31, 2005             Purchases                   Sales                  December 31, 2006
                       ---------------------------   ------------------------   ----------------------      -----------------------
                        Shares          Cost        Shares           Cost       Shares       Proceeds    Shares          Cost
                       ----------     ----------   ----------     -----------   --------     ---------  ---------      ----------
Bond Account             188,513   $  2,244,160      373,163   $   4,397,209     32,341   $   378,843    529,335    $  6,262,542
Capital Value Account      2,376         79,223        3,317         111,509        355        12,090      5,338         178,677
Diversified               11,131        163,228       21,933         412,279      1,622        29,725     31,442         545,967
International Account

Equity Growth Account          -              -        7,822         134,769         57         1,001      7,765         133,773
Equity Income Account     34,378        321,822       34,248         346,113     50,618       558,070     18,008         164,094
Growth Account                 -              -       10,443         144,413        102         1,434     10,341         142,983
LargeCap Growth Equity    46,381        213,960       48,114         224,695     79,804       369,546     14,691          69,831
Account

LargeCap Stock Index      32,980        291,253       41,222         391,061      4,928        46,485     69,274         635,938
Account
LargeCap Value Account    12,950        156,064       13,738         174,102      5,356        74,036     21,332         261,163
Money Market Account   1,271,948      1,271,948    1,530,754       1,530,754    195,962       195,962   2,606,740      2,606,740
Real Estate Securities    24,595        454,302       22,888         487,980     10,399       264,092     37,084         714,003
Account
SmallCap Account          10,676        104,436       11,900         120,197      1,560        16,023     21,016         208,713
                                      ----------                  -----------                ---------                 ----------
                                   $  5,300,396                $   8,475,081              $  1,947,307              $  11,924,424
                                      ==========                  ===========                =========                 ==========
                                                                                                                       ----------

                                                                                                                       ==========


                            Income Distribution from          Realized Gain/Loss      Realized Gain/Loss from
                           Other Investment Companies           on Investments            Other Investment
                                                                                             Companies
                           ----------------------------     ----------------------    -------------------------
Bond Account            $                       97,579   $                      16 $                         -
Capital Value Account                            3,861                          35                       5,133
Diversified                                      2,660                         185                       6,108
International Account

Equity Growth Account                                -                           4                           -
Equity Income Account                            9,077                      54,229                           -
Growth Account                                       -                           4                           -
LargeCap Growth Equity                               5                         722                           -
Account

LargeCap Stock Index                             4,478                         109                           -
Account
LargeCap Value Account                           2,253                       5,033                       3,331
Money Market Account                            98,857                           -                           -
Real Estate Securities                          10,844                      35,813                      27,755
Account
SmallCap Account                                 2,949                         103                       4,903
                           ----------------------------     ----------------------    -------------------------
                        $                      232,563   $                  96,253 $                    47,230
                           ============================     ======================    =========================

Schedule of Investments
December 31, 2006
Real Estate Securities Account

                                                                             Shares
                                                                              Held                             Value
                                                                           ----------- ---------------- --------------------
COMMON STOCKS (98.92%)
Hotels & Motels (1.97%)
Starwood Hotels & Resorts Worldwide Inc                                        80,754                $            5,047,125
                                                                                                        --------------------

Real Estate Operator & Developer (1.97%)
Brookfield Properties Corp (a)                                                128,220                             5,042,893
                                                                                                        --------------------

REITS - Apartments (23.67%)
Archstone-Smith Trust                                                         241,007                            14,029,018
AvalonBay Communities Inc                                                     131,680                            17,124,984
BRE Properties Inc (a)                                                         65,982                             4,290,150
Camden Property Trust                                                          77,305                             5,708,974
Equity Residential                                                            161,668                             8,204,651
Essex Property Trust Inc                                                       82,357                            10,644,642
Mid-America Apartment Communities Inc                                          10,380                               594,151
                                                                                                        --------------------
                                                                                                                 60,596,570
                                                                                                        --------------------
REITS - Diversified (5.71%)
Entertainment Properties Trust                                                 37,910                             2,215,460
Vornado Realty Trust                                                          102,154                            12,411,711
                                                                                                        --------------------
                                                                                                                 14,627,171
                                                                                                        --------------------
REITS - Healthcare (2.73%)
Health Care Property Investors Inc (a)                                         36,300                             1,336,566
Ventas Inc                                                                    133,379                             5,644,599
                                                                                                        --------------------
                                                                                                                  6,981,165
                                                                                                        --------------------
REITS - Hotels (5.91%)
Host Hotels & Resorts Inc                                                     366,861                             9,006,437
LaSalle Hotel Properties                                                      112,913                             5,177,061
Sunstone Hotel Investors Inc                                                   34,934                               933,786
                                                                                                        --------------------
                                                                                                                 15,117,284
                                                                                                        --------------------
REITS - Office Property (25.63%)
Alexandria Real Estate Equities Inc                                            42,068                             4,223,627
BioMed Realty Trust Inc                                                       132,157                             3,779,690
Boston Properties Inc                                                         108,602                            12,150,392
Corporate Office Properties Trust SBI MD                                      105,800                             5,339,726
Douglas Emmett Inc                                                            258,361                             6,869,819
Equity Office Properties Trust                                                260,012                            12,524,778
Kilroy Realty Corp                                                             72,037                             5,618,886
SL Green Realty Corp                                                          113,609                            15,085,003
                                                                                                        --------------------
                                                                                                                 65,591,921
                                                                                                        --------------------
REITS - Regional Malls (7.26%)
Simon Property Group Inc (a)                                                  158,195                            16,023,572
Taubman Centers Inc                                                            50,443                             2,565,531
                                                                                                        --------------------
                                                                                                                 18,589,103
                                                                                                        --------------------
REITS - Shopping Centers (10.71%)
Acadia Realty Trust                                                           112,482                             2,814,300
Federal Realty Invs Trust                                                     102,739                             8,732,815
Kimco Realty Corp                                                             273,880                            12,310,906
Regency Centers Corp (a)                                                       33,132                             2,589,928
Tanger Factory Outlet Centers Inc (a)                                          24,629                               962,501
                                                                                                        --------------------
                                                                                                                 27,410,450
                                                                                                        --------------------

REITS - Storage (4.98%)
Public Storage Inc                                                            130,730                            12,746,175
                                                                                                        --------------------

REITS - Warehouse & Industrial (8.38%)
AMB Property Corp                                                             105,086                             6,159,090
DCT Industrial Trust Inc                                                      165,982                             1,958,588
EastGroup Properties Inc                                                       24,045                             1,287,850
Prologis                                                                      198,154                            12,041,820
                                                                                                        --------------------
                                                                                                                 21,447,348
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $          253,197,205
                                                                                                        --------------------
                                                                           Principal
                                                                             Amount                            Value
                                                                           ----------- ---------------- --------------------
SHORT TERM INVESTMENTS (0.41%)
Commercial Paper (0.41%)
Investment in Joint Trading Account; HSBC Funding
5.28%, 1/ 2/2007                                                            1,056,704                             1,056,704
                                                                                                        --------------------
TOTAL SHORT TERM INVESTMENTS                                                                         $            1,056,704
                                                                                                        --------------------
MONEY MARKET FUNDS (3.11%)
Money Center Banks (3.11%)
BNY Institutional Cash Reserve Fund (b)                                     7,942,000                             7,942,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $            7,942,000
                                                                                                        --------------------
Total Investments                                                                                    $          262,195,909
Liabilities in Excess of Other Assets, Net - (2.44)%                                                            (6,240,509)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $          255,955,400
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Security or a portion of the security was on loan at the end of the period.

(b)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $           84,474,804
Unrealized Depreciation                                                                                           (225,513)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                       84,249,291
Cost for federal income tax purposes                                                                            177,946,618


Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------------- ---------------- --------------------
REIT                                                                                                                Percent
--------------------------------------------------- ---------------------------------- ---------------- --------------------
REITS - Office Property                                                                                              25.63%
REITS - Apartments                                                                                                   23.67%
REITS - Shopping Centers                                                                                             10.71%
REITS - Warehouse & Industrial                                                                                        8.38%
REITS - Regional Malls                                                                                                7.26%
REITS - Hotels                                                                                                        5.91%
REITS - Diversified                                                                                                   5.72%
REITS - Storage                                                                                                       4.98%
Money Center Banks                                                                                                    3.10%
REITS - Healthcare                                                                                                    2.73%
Hotels & Motels                                                                                                       1.97%
Real Estate Operator & Developer                                                                                      1.97%
Finance - Other Services                                                                                              0.41%
Liabilities in Excess of Other Assets, Net                                                                         (-2.44%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================


Schedule of Investments
December 31, 2006
Short-Term Bond Account

                                                                           Principal
                                                                             Amount                            Value
                                                                           ----------- ---------------- --------------------
BONDS (90.19%)
Aerospace & Defense (0.02%)
Raytheon Co
6.75%, 8/15/2007                                                        $      29,000                $               29,214
                                                                                                        --------------------

Aerospace & Defense Equipment (0.05%)
Sequa Corp
9.00%, 8/ 1/2009                                                               55,000                                58,850
                                                                                                        --------------------

Agricultural Operations (0.24%)
Bunge Ltd Finance Corp
4.38%, 12/15/2008                                                             300,000                               293,677
                                                                                                        --------------------

Apparel Manufacturers (0.07%)
Levi Strauss & Co
12.25%, 12/15/2012                                                             75,000                                83,437
                                                                                                        --------------------

Appliances (0.08%)
Whirlpool Corp
5.86%, 6/15/2009 (a)                                                          100,000                               100,236
                                                                                                        --------------------

Asset Backed Securities (4.34%)
Carrington Mortgage Loan Trust
5.63%, 12/25/2035 (a)(b)                                                      500,000                               500,839
Chase Funding Mortgage Loan Asset-Backed Certificates
4.21%, 3/25/2029                                                               42,781                                42,592
5.58%, 12/25/2033 (a)                                                          86,249                                86,368
Citigroup Mortgage Loan Trust Inc
5.60%, 7/25/2035 (a)                                                          650,000                               650,954
Countrywide Asset-Backed Certificates
4.32%, 10/25/2035 (a)                                                         150,000                               149,210
5.60%, 4/25/2036 (a)(b)                                                       300,000                               300,718
6.02%, 9/25/2046 (a)                                                          900,000                               905,137
Countrywide Home Equity Loan Trust
5.58%, 12/15/2035 (a)(b)                                                      107,383                               107,450
5.59%, 2/15/2036 (a)(b)                                                       250,000                               250,071
Equity One ABS Inc
4.26%, 7/25/2034 (a)                                                           75,249                                74,952
First-Citizens Home Equity Loan LLC
5.56%, 9/15/2022 (a)(c)                                                        99,357                                99,169
GMAC Mortgage Corp Loan Trust
5.53%, 8/25/2035 (a)                                                          200,000                               200,422
Great America Leasing Receivables
5.39%, 9/15/2011 (c)                                                          490,000                               491,223
Lehman XS Trust
5.76%, 11/25/2035 (a)(b)                                                      339,060                               340,549
Long Beach Mortgage Loan Trust
5.53%, 4/25/2035 (a)                                                           87,637                                87,651
Nomura Asset Acceptance Corp
5.58%, 6/25/2035 (a)                                                           25,618                                25,623
5.57%, 1/25/2036 (a)(c)                                                       407,593                               407,745
Popular ABS Mortgage Pass-Through Trust
5.61%, 11/25/2035 (a)(b)                                                      250,000                               250,530

Asset Backed Securities
Residential Asset Mortgage Products Inc
5.58%, 12/25/2034 (a)                                                          79,620                                79,660
SACO I Inc
5.62%, 4/25/2035 (a)                                                           35,315                                35,320
Saxon Asset Securities Trust
5.69%, 12/26/2034 (a)(b)                                                      109,889                               109,984
Specialty Underwriting & Residential Finance
5.66%, 7/25/2035 (a)                                                           26,244                                26,255
                                                                                                        --------------------
                                                                                                                  5,222,422
                                                                                                        --------------------
Auto - Car & Light Trucks (0.48%)
DaimlerChrysler NA Holding Corp
4.05%, 6/ 4/2008                                                              200,000                               195,727
5.79%, 3/13/2009 (a)                                                          150,000                               150,144
5.88%, 3/15/2011                                                              225,000                               225,847
                                                                                                        --------------------
                                                                                                                    571,718
                                                                                                        --------------------
Automobile Sequential (0.67%)
Capital Auto Receivables Asset Trust
5.73%, 6/15/2010 (a)                                                          100,000                               100,497
Carss Finance LP
6.30%, 1/15/2011 (a)(c)                                                        50,558                                50,870
Chase Manhattan Auto Owner Trust
2.06%, 12/15/2009                                                             233,699                               231,738
Daimler Chrysler Auto Trust
2.88%, 10/ 8/2009                                                              64,604                                64,463
Ford Credit Auto Owner Trust
5.47%, 9/15/2012 (d)                                                          200,000                               200,000
Nissan Auto Receivables Owner Trust
2.70%, 12/17/2007                                                               3,464                                 3,460
WFS Financial Owner Trust
4.50%, 5/17/2013                                                              160,000                               158,010
                                                                                                        --------------------
                                                                                                                    809,038
                                                                                                        --------------------
Beverages - Non-Alcoholic (0.17%)
Panamerican Beverages Inc
7.25%, 7/ 1/2009                                                              200,000                               207,500
                                                                                                        --------------------

Beverages - Wine & Spirits (0.14%)
Diageo Capital PLC
4.38%, 5/ 3/2010                                                               25,000                                24,317
5.13%, 1/30/2012                                                              150,000                               148,127
                                                                                                        --------------------
                                                                                                                    172,444
                                                                                                        --------------------
Brewery (0.43%)
Coors Brewing Co
6.38%, 5/15/2012                                                              300,000                               310,444
SABMiller PLC
6.20%, 7/ 1/2011 (c)                                                          200,000                               204,707
                                                                                                        --------------------
                                                                                                                    515,151
                                                                                                        --------------------
Building - Residential & Commercial (0.09%)
K Hovnanian Enterprises Inc
10.50%, 10/ 1/2007                                                            100,000                               103,250
                                                                                                        --------------------

Building & Construction Products - Miscellaneous (0.27%)
CRH America Inc
6.95%, 3/15/2012                                                              200,000                               211,401
Masco Corp
5.88%, 7/15/2012                                                              111,000                               111,123
                                                                                                        --------------------
                                                                                                                    322,524
                                                                                                        --------------------

Cable TV (0.56%)
Comcast Corp
5.45%, 11/15/2010                                                             145,000                               145,519
COX Communications Inc
4.63%, 1/15/2010                                                              250,000                               244,707
7.13%, 10/ 1/2012                                                             150,000                               159,910
CSC Holdings Inc
7.88%, 12/15/2007                                                             125,000                               126,563
                                                                                                        --------------------
                                                                                                                    676,699
                                                                                                        --------------------
Casino Hotels (0.21%)
Caesars Entertainment Inc
9.38%, 2/15/2007                                                              150,000                               150,375
MGM Mirage
9.75%, 6/ 1/2007                                                              100,000                               101,250
                                                                                                        --------------------
                                                                                                                    251,625
                                                                                                        --------------------
Cellular Telecommunications (0.65%)
America Movil SA de CV
6.01%, 4/27/2007 (a)                                                          200,000                               200,300
5.47%, 6/27/2008 (b)(c)(d)                                                    175,000                               174,876
Rogers Wireless Inc
8.48%, 12/15/2010 (a)                                                          75,000                                76,500
7.25%, 12/15/2012                                                             100,000                               106,000
Vodafone Group PLC
5.70%, 6/15/2011 (a)(b)                                                       225,000                               226,245
                                                                                                        --------------------
                                                                                                                    783,921
                                                                                                        --------------------
Chemicals - Diversified (0.20%)
Chevron Phillips Chemical Co LLC
5.38%, 6/15/2007                                                               25,000                                24,977
Equistar Chemicals LP/Equistar Funding Corp
10.63%, 5/ 1/2011                                                             100,000                               106,500
Huntsman LLC
11.50%, 7/15/2012                                                             100,000                               112,750
                                                                                                        --------------------
                                                                                                                    244,227
                                                                                                        --------------------
Chemicals - Specialty (0.09%)
Rhodia SA
8.88%, 6/ 1/2011                                                              100,000                               105,500
                                                                                                        --------------------

Coatings & Paint (0.06%)
Valspar Corp
6.00%, 5/ 1/2007                                                               70,000                                70,090
                                                                                                        --------------------

Commercial Banks (0.43%)
Glitnir Banki HF
5.53%, 10/15/2008 (a)(c)                                                      100,000                                99,788
HSBC America Capital Trust I
7.81%, 12/15/2026 (c)                                                         175,000                               181,918
VTB Capital SA for Vneshtorgbank
6.11%, 9/21/2007 (a)(c)                                                       100,000                               100,172
Wachovia Bank NA/Charlotte NC
7.88%, 2/15/2010                                                              125,000                               134,326
                                                                                                        --------------------
                                                                                                                    516,204
                                                                                                        --------------------
Commercial Services (0.21%)
Aramark Services Inc
5.00%, 6/ 1/2012                                                               95,000                                81,398
Brickman Group Ltd/The
11.75%, 12/15/2009                                                            160,000                               170,000
                                                                                                        --------------------
                                                                                                                    251,398
                                                                                                        --------------------

Commercial Services - Finance (0.01%)
Equifax Inc
4.95%, 11/ 1/2007                                                              15,000                                14,896
                                                                                                        --------------------

Computer Services (0.06%)
Sungard Data Systems Inc
3.75%, 1/15/2009                                                               75,000                                70,875
                                                                                                        --------------------

Computers - Memory Devices (0.08%)
Seagate Technology HDD Holdings
6.38%, 10/ 1/2011 (e)                                                         100,000                               100,000
                                                                                                        --------------------

Containers - Metal & Glass (0.16%)
Owens Brockway Glass Container Inc
8.88%, 2/15/2009                                                              188,000                               192,230
                                                                                                        --------------------

Credit Card Asset Backed Securities (1.38%)
Bank One Issuance Trust
5.72%, 12/15/2010 (a)(b)                                                      150,000                               150,597
Capital One Multi-Asset Execution Trust
5.57%, 12/15/2009 (a)                                                         150,000                               150,025
Chase Credit Card Master Trust
5.55%, 5/15/2009 (a)                                                          150,000                               150,022
5.68%, 1/17/2011 (a)                                                          225,000                               226,029
Citibank Credit Card Issuance Trust
5.70%, 6/25/2009 (a)                                                          100,000                               100,190
6.50%, 12/15/2009 (a)(b)                                                      425,000                               428,453
Citibank Credit Card Master Trust I
5.88%, 3/10/2011                                                              200,000                               203,139
Discover Card Master Trust I
5.15%, 10/15/2009                                                             150,000                               149,970
5.53%, 4/16/2010 (a)                                                          100,000                               100,134
                                                                                                        --------------------
                                                                                                                  1,658,559
                                                                                                        --------------------
Data Processing & Management (0.12%)
Fidelity National Information Services
4.75%, 9/15/2008                                                              155,000                               149,698
                                                                                                        --------------------

Distribution & Wholesale (0.13%)
National Wine & Spirits Inc
10.13%, 1/15/2009                                                             150,000                               150,000
                                                                                                        --------------------

Diversified Financial Services (0.32%)
Citicorp Capital II
8.02%, 2/15/2027                                                              225,000                               234,379
Citigroup Capital II
7.75%, 12/ 1/2036                                                             150,000                               155,103
                                                                                                        --------------------
                                                                                                                    389,482
                                                                                                        --------------------
Diversified Manufacturing Operations (0.08%)
Tyco International Group SA
6.13%, 1/15/2009                                                              100,000                               101,479
                                                                                                        --------------------

Electric - Generation (0.06%)
CE Casecnan Water & Energy
11.95%, 11/15/2010                                                             62,000                                66,650
                                                                                                        --------------------


Electric - Integrated (3.10%)
Arizona Public Service Co
6.38%, 10/15/2011                                                             175,000                               179,611
Commonwealth Edison Co
7.63%, 1/15/2007                                                              125,000                               125,052
Constellation Energy Group Inc
6.13%, 9/ 1/2009                                                              385,000                               391,872
Dominion Resources Inc/VA
5.66%, 9/28/2007 (a)                                                          145,000                               145,058
5.69%, 5/15/2008                                                              125,000                               125,181
DTE Energy Co
5.63%, 8/16/2007                                                              250,000                               250,078
6.65%, 4/15/2009 (e)                                                          175,000                               179,645
Entergy Gulf States Inc
3.60%, 6/ 1/2008                                                               75,000                                73,019
6.10%, 12/ 8/2008 (a)(c)                                                       90,000                                90,191
Entergy Louisiana LLC
5.83%, 11/ 1/2010                                                             150,000                               149,702
Exelon Corp
4.45%, 6/15/2010                                                              175,000                               169,279
FPL Group Capital Inc
4.09%, 2/16/2007                                                               50,000                                49,918
Georgia Power Co
5.55%, 2/17/2009 (a)                                                           40,000                                40,132
Ipalco Enterprises Inc
8.38%, 11/14/2008                                                              75,000                                77,812
Northeast Utilities
3.30%, 6/ 1/2008                                                              100,000                                97,094
Pepco Holdings Inc
5.50%, 8/15/2007                                                               25,000                                24,980
PSEG Power LLC
3.75%, 4/ 1/2009                                                              300,000                               289,728
Public Service Co of Colorado
4.38%, 10/ 1/2008                                                              70,000                                68,871
Scottish Power PLC
4.91%, 3/15/2010                                                              150,000                               147,841
Tampa Electric Co
5.38%, 8/15/2007                                                              150,000                               149,858
TECO Energy Inc
6.13%, 5/ 1/2007                                                              100,000                               100,000
Texas-New Mexico Power Co
6.13%, 6/ 1/2008                                                              100,000                               100,290
TXU Electric Delivery Co
5.00%, 9/ 1/2007                                                              170,000                               169,314
TXU Energy Co LLC
6.13%, 3/15/2008 (e)                                                          100,000                               100,630
Virginia Electric & Power Co
5.38%, 2/ 1/2007                                                              100,000                                99,980
WPS Resources Corp
7.00%, 11/ 1/2009                                                             325,000                               338,057
                                                                                                        --------------------
                                                                                                                  3,733,193
                                                                                                        --------------------
Electronic Components - Semiconductors (0.11%)
Chartered Semiconductor Manufacturing Ltd
6.25%, 4/ 4/2013                                                              135,000                               135,898
                                                                                                        --------------------

Electronic Connectors (0.11%)
Thomas & Betts Corp
6.63%, 5/ 7/2008                                                              125,000                               126,299
                                                                                                        --------------------

Finance - Auto Loans (0.34%)
Ford Motor Credit Co
9.88%, 8/10/2011                                                              100,000                               106,953
GMAC LLC
6.27%, 1/16/2007 (a)                                                          100,000                               100,000
6.31%, 11/30/2007                                                              50,000                                49,687
6.00%, 12/15/2011                                                              65,000                                64,717
Nissan Motor Acceptance Corp
4.63%, 3/ 8/2010 (c)                                                           90,000                                87,484
                                                                                                        --------------------
                                                                                                                    408,841
                                                                                                        --------------------
Finance - Commercial (0.17%)
CIT Group Inc
5.80%, 7/28/2011                                                              100,000                               101,696
Textron Financial Corp
6.82%, 11/15/2007 (a)                                                         100,000                               101,272
                                                                                                        --------------------
                                                                                                                    202,968
                                                                                                        --------------------
Finance - Consumer Loans (0.54%)
American General Finance Corp
4.88%, 5/15/2010 (e)                                                          125,000                               123,609
HSBC Finance Corp
5.65%, 11/16/2009 (a)(b)                                                      300,000                               301,895
5.71%, 9/14/2012 (a)                                                          150,000                               151,248
SLM Corp
3.26%, 3/ 2/2009 (a)                                                           75,000                                72,734
                                                                                                        --------------------
                                                                                                                    649,486
                                                                                                        --------------------
Finance - Credit Card (0.21%)
Capital One Bank
5.75%, 9/15/2010                                                              250,000                               254,024
                                                                                                        --------------------

Finance - Investment Banker & Broker (0.98%)
Goldman Sachs Group Inc
5.70%, 7/23/2009 (a)                                                          150,000                               150,961
5.57%, 3/ 2/2010 (a)                                                           75,000                                75,226
6.88%, 1/15/2011 (e)                                                          125,000                               132,321
Lehman Brothers Holdings Inc
5.62%, 11/10/2009 (a)                                                         100,000                               100,421
Merrill Lynch & Co Inc
5.62%, 2/ 6/2009 (a)                                                          180,000                               180,714
3.22%, 3/ 2/2009 (a)                                                           40,000                                38,125
5.59%, 2/ 5/2010 (a)                                                           50,000                                50,179
Morgan Stanley
5.65%, 1/15/2010 (a)                                                          165,000                               165,861
5.63%, 1/ 9/2012                                                              275,000                               279,532
                                                                                                        --------------------
                                                                                                                  1,173,340
                                                                                                        --------------------
Finance - Leasing Company (0.27%)
Case Credit Corp
6.75%, 10/21/2007                                                             100,000                               100,500
International Lease Finance Corp
5.77%, 1/15/2010 (a)                                                          225,000                               226,802
                                                                                                        --------------------
                                                                                                                    327,302
                                                                                                        --------------------
Finance - Mortgage Loan/Banker (1.69%)
Countrywide Financial Corp
5.64%, 12/19/2008 (a)                                                         105,000                               105,279
Fannie Mae
5.65%, 2/25/2032 (a)(b)                                                       238,792                               239,658
Fannie Mae Whole Loan
5.55%, 5/25/2035 (a)                                                          147,023                               147,529

Finance - Mortgage Loan/Banker
Freddie Mac
5.13%, 12/15/2013                                                             358,671                               354,399
5.50%, 1/15/2017                                                              236,002                               235,871
4.00%, 1/15/2022                                                              172,746                               171,370
5.80%, 6/15/2023 (a)                                                           96,488                                97,421
5.65%, 10/15/2034 (a)                                                          87,879                                87,962
Ginnie Mae
1.82%, 10/16/2012 (a)                                                       4,310,680                               200,615
Residential Capital LLC
6.74%, 6/29/2007 (a)                                                          190,000                               190,941
5.85%, 6/ 9/2008 (b)                                                          100,000                                99,790
6.50%, 4/17/2013                                                              105,000                               106,410
                                                                                                        --------------------
                                                                                                                  2,037,245
                                                                                                        --------------------
Finance - Other Services (0.41%)
Alamosa Delaware Inc
8.50%, 1/31/2012                                                              100,000                               105,985
Athena Neurosciences Finance LLC
7.25%, 2/21/2008                                                              150,000                               153,000
Mizuho JGB Investment LLC
9.87%, 12/30/2025 (c)                                                         225,000                               238,436
                                                                                                        --------------------
                                                                                                                    497,421
                                                                                                        --------------------
Food - Miscellaneous/Diversified (0.16%)
ConAgra Foods Inc
7.88%, 9/15/2010                                                              179,000                               193,710
                                                                                                        --------------------

Food - Retail (0.38%)
Delhaize America Inc
8.13%, 4/15/2011                                                               50,000                                53,938
Kroger Co/The
6.38%, 3/ 1/2008                                                              225,000                               226,643
Safeway Inc
6.50%, 11/15/2008                                                             100,000                               101,755
5.72%, 3/27/2009 (a)                                                           75,000                                75,205
                                                                                                        --------------------
                                                                                                                    457,541
                                                                                                        --------------------
Gas - Distribution (0.50%)
Sempra Energy
4.75%, 5/15/2009                                                              175,000                               172,837
Southern California Gas Co
5.54%, 12/ 1/2009 (a)                                                         125,000                               125,254
Southern Union Co
6.15%, 8/16/2008                                                              150,000                               150,617
7.20%, 11/ 1/2066                                                             150,000                               147,864
                                                                                                        --------------------
                                                                                                                    596,572
                                                                                                        --------------------
Home Equity - Other (8.68%)
ACE Securities Corp
5.56%, 5/25/2035 (a)                                                          160,000                               160,166
5.56%, 8/25/2035 (a)(b)                                                       400,000                               400,144
5.55%, 10/25/2035 (a)(b)                                                      300,000                               300,112
Asset Backed Funding Certificates
5.61%, 2/25/2035 (a)                                                           23,412                                23,421
Bear Stearns Asset Backed Securities Inc
5.95%, 3/25/2034 (a)                                                           91,977                                91,978
5.59%, 2/25/2035 (a)                                                           37,827                                37,841
Countrywide Asset-Backed Certificates
6.09%, 6/25/2021 (a)                                                        1,300,000                             1,311,661
5.71%, 11/25/2035                                                             750,000                               748,209
5.56%, 3/25/2036 (d)                                                          630,000                               625,644

Home Equity - Other
Countrywide Asset-Backed Certificates (continued)
5.51%, 8/25/2036 (d)                                                          295,000                               293,728
Encore Credit Receivables Trust
5.55%, 2/25/2035 (a)                                                           80,029                                80,055
Financial Asset Securities Corp AAA Trust
5.62%, 2/27/2035 (a)(c)                                                        23,656                                23,667
First NLC Trust
5.58%, 5/25/2035 (a)                                                          134,680                               134,755
5.68%, 5/25/2035 (a)                                                          121,212                               121,214
GMAC Mortgage Corp Loan Trust
4.62%, 6/25/2035 (a)                                                          445,137                               440,519
GSAA Trust
6.04%, 7/25/2036                                                              400,000                               402,280
IXIS Real Estate Capital Trust
5.59%, 12/25/2035 (a)(b)                                                      175,000                               175,142
JP Morgan Mortgage Acquisition Corp
5.61%, 7/25/2035 (a)                                                          500,000                               502,003
MASTR Asset Backed Securities Trust
5.85%, 3/25/2035 (a)                                                          200,000                               200,825
Merrill Lynch Mortgage Investors Inc
5.55%, 2/25/2036 (a)                                                          101,579                               101,671
Morgan Stanley ABS Capital I
5.60%, 9/25/2035 (a)(b)                                                       400,000                               400,653
New Century Home Equity Loan Trust
5.63%, 2/25/2035 (a)                                                           36,008                                36,035
5.64%, 3/25/2035 (a)                                                           63,093                                63,172
5.62%, 7/25/2035 (a)(b)                                                       650,000                               651,011
Nomura Home Equity Loan Inc
5.57%, 5/25/2035 (a)                                                          125,000                               125,105
Option One Mortgage Loan Trust
5.57%, 5/25/2035 (a)                                                          200,000                               200,207
Renaissance Home Equity Loan Trust
5.76%, 8/25/2036 (a)                                                        1,000,000                             1,000,005
Residential Asset Securities Corp
4.47%, 3/25/2032                                                              478,491                               471,225
7.15%, 4/25/2032 (a)                                                            4,767                                 4,773
5.61%, 12/25/2033 (a)                                                           3,068                                 3,068
6.50%, 3/25/2035 (a)                                                           50,000                                50,255
5.55%, 5/25/2035 (a)                                                          136,216                               136,296
5.62%, 7/25/2035 (a)(b)                                                       500,000                               501,674
Structured Asset Securities Corp
5.57%, 3/25/2035 (a)(b)                                                        23,221                                23,224
Waverly Community School
5.77%, 5/25/2036 (a)                                                          600,000                               601,147
                                                                                                        --------------------
                                                                                                                 10,442,885
                                                                                                        --------------------
Home Equity - Sequential (1.18%)
Countrywide Asset-Backed Certificates
5.68%, 6/25/2035                                                            1,000,000                             1,001,340
New Century Home Equity Loan Trust
3.56%, 11/25/2033                                                              27,994                                27,872
4.76%, 11/25/2033                                                             400,000                               396,252
                                                                                                        --------------------
                                                                                                                  1,425,464
                                                                                                        --------------------
Hotels & Motels (0.08%)
Starwood Hotels & Resorts Worldwide Inc
7.38%, 5/ 1/2007                                                              100,000                               100,408
                                                                                                        --------------------


Industrial Automation & Robots (0.08%)
Intermec Inc
7.00%, 3/15/2008                                                              100,000                               100,500
                                                                                                        --------------------

Insurance Brokers (0.17%)
AON Corp
6.95%, 1/15/2007 (a)                                                           30,000                                30,013
Marsh & McLennan Cos Inc
5.51%, 7/13/2007 (a)                                                          125,000                               125,004
3.63%, 2/15/2008                                                               50,000                                48,919
                                                                                                        --------------------
                                                                                                                    203,936
                                                                                                        --------------------
Investment Companies (0.41%)
Citadel Finance Ltd
6.25%, 12/15/2011 (c)                                                         300,000                               295,676
Xstrata Finance Canada Ltd
5.50%, 11/16/2011 (c)                                                         200,000                               199,951
                                                                                                        --------------------
                                                                                                                    495,627
                                                                                                        --------------------
Investment Management & Advisory Services (0.03%)
Janus Capital Group Inc
5.88%, 9/15/2011                                                               35,000                                35,222
                                                                                                        --------------------

Life & Health Insurance (1.01%)
Cigna Corp
8.25%, 1/ 1/2007                                                               80,000                                80,000
7.00%, 1/15/2011                                                              200,000                               210,173
Lincoln National Corp
5.25%, 6/15/2007                                                               20,000                                19,962
Pacific Life Global Funding
5.60%, 6/22/2011 (a)(b)(c)                                                    225,000                               225,269
Phoenix Cos Inc/The
6.68%, 2/16/2008                                                              340,000                               342,935
Stancorp Financial Group Inc
6.88%, 10/ 1/2012                                                             135,000                               142,077
Sun Life Financial Global Funding LP
5.61%, 7/ 6/2010 (a)(c)                                                       125,000                               125,274
UnumProvident Corp
6.00%, 5/15/2008                                                               75,000                                75,297
                                                                                                        --------------------
                                                                                                                  1,220,987
                                                                                                        --------------------
Machinery - Construction & Mining (0.05%)
Terex Corp
9.25%, 7/15/2011                                                               60,000                                62,775
                                                                                                        --------------------

Machinery - Farm (0.05%)
Case New Holland Inc
9.25%, 8/ 1/2011                                                               55,000                                58,231
                                                                                                        --------------------

Medical - Drugs (0.53%)
Angiotech Pharmaceuticals Inc
9.10%, 12/ 1/2013 (c)                                                         125,000                               126,562
Biovail Corp
7.88%, 4/ 1/2010                                                              150,000                               153,188
Elan Finance PLC/Elan Finance Corp
9.50%, 12/ 1/2013 (c)                                                         150,000                               148,875
Wyeth
6.95%, 3/15/2011                                                              200,000                               212,406
                                                                                                        --------------------
                                                                                                                    641,031
                                                                                                        --------------------

Medical - Wholesale Drug Distribution (0.13%)
Cardinal Health Inc
5.64%, 10/ 2/2009 (a)(c)                                                      150,000                               150,071
                                                                                                        --------------------

Medical Laboratory & Testing Service (0.14%)
Quest Diagnostics Inc
5.13%, 11/ 1/2010                                                             175,000                               172,336
                                                                                                        --------------------

Medical Products (0.06%)
Mallinckrodt Inc
6.50%, 11/15/2007                                                              75,000                                75,373
                                                                                                        --------------------

Metal - Diversified (0.18%)
Falconbridge Ltd
7.25%, 7/15/2012                                                              200,000                               215,263
                                                                                                        --------------------

Mortgage Backed Securities (41.75%)
ACT Depositor Corp
5.65%, 9/22/2041 (a)(b)(c)                                                    399,947                               398,951
Adjustable Rate Mortgage Trust
5.92%, 2/25/2035 (a)                                                           38,664                                38,745
5.59%, 8/25/2036 (a)(b)                                                       449,873                               451,385
Banc of America Alternative Loan Trust
5.75%, 6/25/2036 (a)                                                          654,782                               653,388
Banc of America Commercial Mortgage Inc
5.31%, 12/10/2016                                                             525,000                               526,208
7.11%, 11/15/2031                                                              94,329                                95,295
5.09%, 7/10/2043                                                              750,000                               742,683
0.17%, 9/10/2045                                                           43,565,457                               434,165
0.09%, 10/10/2045                                                          52,736,778                               253,516
0.41%, 7/10/2046 (a)                                                       41,054,688                               921,255
Banc of America Large Loan
5.64%, 2/ 9/2021 (a)(c)                                                       100,000                               100,239
Banc of America Mortgage Securities Inc
4.78%, 5/25/2035 (a)                                                          300,000                               295,751
Bear Stearns Adjustable Rate Mortgage Trust
5.08%, 9/25/2034 (a)                                                          369,199                               366,533
Bear Stearns Alt-A Trust
5.63%, 7/25/2035 (a)                                                           43,582                                43,617
6.33%, 7/25/2036 (a)                                                        1,093,416                             1,102,588
6.24%, 8/25/2036                                                              500,000                               502,275
Bear Stearns Commercial Mortgage Securities Inc
5.67%, 6/15/2017 (a)(c)                                                       150,000                               150,031
3.97%, 11/11/2035                                                             375,727                               366,768
0.53%, 5/11/2039 (a)(c)                                                     2,181,120                                41,275
0.24%, 2/11/2041 (a)                                                        7,583,143                                84,673
4.13%, 11/11/2041                                                             850,000                               827,032
Bella Vista Mortgage Trust
5.60%, 5/20/2045 (a)                                                           99,472                                99,774
Chase Commercial Mortgage Securities Corp
7.32%, 10/15/2032                                                             500,000                               529,375
Chase Manhattan Bank-First Union National Bank
7.13%, 8/15/2031                                                               59,982                                60,133
Citigroup Commercial Mortgage Trust
0.52%, 10/15/2049                                                          21,300,000                               611,543
Citigroup Mortgage Loan Trust Inc
5.59%, 8/25/2035 (a)(b)                                                       400,000                               400,812
Citigroup/Deutsche Bank Commercial Mortgage
0.45%, 10/15/2048                                                          20,770,000                               513,439

Mortgage Backed Securities
Commercial Mortgage Pass Through Certificates
1.55%, 6/10/2010 (a)(c)                                                     2,209,910                                92,341
3.25%, 6/10/2038                                                               81,571                                77,234
0.05%, 12/10/2046                                                           6,635,000                                83,456
Countrywide Alternative Loan Trust
6.40%, 2/25/2035 (a)                                                          210,000                               211,058
6.07%, 7/20/2035 (a)(b)(d)                                                    100,229                               100,478
5.77%, 12/25/2035 (a)(b)                                                      507,373                               509,564
6.00%, 5/25/2036                                                            1,098,662                             1,095,512
5.52%, 6/25/2036 (a)(b)                                                       400,000                               400,340
5.63%, 6/25/2036 (a)(b)                                                       914,112                               916,824
5.62%, 5/20/2046 (a)(b)                                                       906,664                               909,991
Countrywide Asset-Backed Certificates
5.60%, 11/25/2035 (a)                                                          86,740                                86,805
5.62%, 1/25/2036 (a)(b)                                                       450,000                               450,689
Countrywide Home Loan Mortgage Pass Through Certificates
4.50%, 1/25/2033                                                               10,125                                10,044
5.50%, 7/25/2033 (a)                                                          846,960                               843,941
4.49%, 12/25/2033                                                             500,000                               490,037
4.48%, 6/20/2035 (a)(b)                                                       250,000                               247,278
5.95%, 9/20/2036 (a)                                                          921,421                               929,026
Credit Suisse Mortgage Capital Certificates
0.59%, 9/15/2039 (c)                                                       35,648,434                             1,122,583
0.06%, 12/15/2039                                                           3,820,141                                67,151
CS First Boston Mortgage Securities Corp
6.25%, 12/16/2035                                                              96,954                                97,328
6.38%, 12/16/2035                                                             500,000                               517,924
1.38%, 3/15/2036 (a)(c)                                                     3,252,789                                84,813
0.46%, 5/15/2036 (a)(c)                                                     4,391,574                                55,875
0.61%, 7/15/2036 (a)(c)                                                     4,441,259                                94,644
0.46%, 11/15/2036 (a)(c)                                                    7,993,545                               332,494
1.77%, 5/15/2038 (c)                                                        2,037,920                                85,228
0.25%, 8/15/2038 (c)                                                       36,798,290                               460,560
CW Capital Cobalt Ltd
5.17%, 8/15/2048                                                              375,000                               372,706
First Union-Lehman Brothers-Bank of America
6.56%, 11/18/2035                                                              76,107                                76,896
GE Capital Commercial Mortgage Corp
6.32%, 1/15/2033                                                                2,058                                 2,056
GMAC Commercial Mortgage Securities Inc
6.95%, 9/15/2033                                                               98,827                               101,877
0.83%, 3/10/2038 (a)(c)                                                     1,316,878                                35,995
0.42%, 8/10/2038 (a)(c)                                                    21,144,692                               319,179
Greenpoint Mortgage Funding Trust
5.62%, 6/25/2045 (a)                                                           83,953                                83,984
5.65%, 6/25/2045 (a)                                                           80,337                                80,608
5.66%, 10/25/2045 (a)(b)                                                      152,835                               153,476
Greenwich Capital Commercial Funding Corp
0.32%, 6/10/2036 (a)(c)                                                    21,026,024                               235,838
0.12%, 4/10/2037 (c)                                                       66,721,098                               390,946
0.79%, 8/10/2042 (a)(c)                                                     5,254,007                               139,496
GS Mortgage Securities Corp
0.65%, 11/10/2039                                                          11,572,571                               523,370
GSR Mortgage Loan Trust
4.77%, 7/25/2035 (a)                                                          275,637                               271,964
Heller Financial Commercial Mortgage Asset Corp
7.95%, 1/17/2034                                                              575,000                               618,757
Impac CMB Trust
6.29%, 10/25/2033 (a)                                                          46,145                                46,515
Mortgage Backed Securities
Impac CMB Trust (continued)
6.35%, 10/25/2033 (a)                                                          38,827                                38,848
6.90%, 10/25/2034 (a)                                                          81,609                                82,379
5.66%, 4/25/2035 (a)                                                           80,798                                80,865
5.78%, 4/25/2035 (a)                                                           66,596                                66,752
5.65%, 8/25/2035 (a)                                                           26,009                                26,024
5.86%, 8/25/2035 (a)                                                           75,326                                75,505
5.89%, 8/25/2035 (a)                                                           83,695                                83,919
Impac Secured Assets CMN Owner Trust
5.59%, 12/25/2031 (a)(b)                                                      366,761                               367,679
Indymac Index Mortgage Loan Trust
5.65%, 4/25/2034 (a)                                                          145,884                               146,146
5.58%, 4/25/2035 (a)                                                           76,807                                77,088
5.68%, 4/25/2035 (a)                                                           60,471                                60,744
5.65%, 8/25/2035 (a)(b)                                                       169,772                               170,421
JP Morgan Chase Commercial Mortgage Securities
0.52%, 10/12/2035 (a)(c)                                                    5,669,395                               207,908
6.04%, 11/15/2035                                                             416,687                               423,594
0.61%, 10/12/2037 (a)(c)                                                    3,258,117                               136,621
3.48%, 6/12/2041                                                              311,497                               302,837
JP Morgan Commercial Mortgage Finance Corp
7.16%, 9/15/2029                                                               24,845                                24,836
6.66%, 10/15/2035                                                             350,000                               356,967
JP Morgan Mortgage Trust
3.81%, 5/25/2034                                                              301,567                               295,099
5.12%, 6/25/2035 (a)                                                          187,486                               185,713
4.98%, 8/25/2035 (a)                                                          500,000                               492,726
5.85%, 6/25/2036 (a)                                                          976,593                               976,298
5.87%, 1/25/2037 (d)                                                          925,000                               924,538
LB-UBS Commercial Mortgage Trust
6.06%, 6/15/2020                                                               50,512                                51,277
5.97%, 3/15/2026                                                              109,118                               109,534
4.90%, 6/15/2026                                                              200,000                               199,101
5.39%, 6/15/2026                                                              200,000                               201,097
2.60%, 5/15/2027                                                               59,859                                58,225
3.09%, 5/15/2027                                                              700,000                               679,683
4.19%, 8/15/2029 (b)                                                          600,000                               584,224
3.63%, 10/15/2029                                                             406,448                               396,841
0.65%, 7/15/2035 (a)(c)                                                     2,674,428                                84,853
0.65%, 10/15/2035 (a)(c)                                                    5,343,680                               222,614
1.15%, 3/15/2036 (a)(c)                                                     1,564,715                                48,069
0.69%, 8/15/2036 (a)(c)                                                     1,175,122                                25,025
MASTR Asset Securitization Trust
5.25%, 9/25/2033 (a)                                                          254,925                               252,439
Merrill Lynch Mortgage Trust
0.19%, 11/12/2035 (a)(c)                                                   13,938,155                               102,282
0.15%, 7/12/2038                                                           53,771,836                               453,662
5.62%, 5/12/2039                                                              575,000                               584,426
0.28%, 9/12/2042 (a)                                                       21,814,450                               250,969
Merrill Lynch/Countrywide Commercial Mortgage Trust
0.68%, 7/12/2046                                                           26,100,000                               982,605
0.05%, 12/12/2049                                                           8,710,000                               129,970
0.68%, 12/12/2049                                                          15,000,000                               537,708
5.11%, 12/12/2049                                                             455,000                               451,553
Morgan Stanley Capital I
5.54%, 5/24/2043 (a)(b)(c)(d)                                                 300,000                               299,684
0.04%, 12/15/2043 (c)                                                       6,580,000                                89,447
5.73%, 8/25/2046 (a)(b)(d)                                                    375,000                               374,180

Mortgage Backed Securities
Morgan Stanley Dean Witter Capital I
6.54%, 2/15/2031                                                              165,311                               169,085
Nationslink Funding Corp
7.23%, 6/20/2031                                                              769,688                               785,534
New Century Alternative Mortgage Loan Trust
5.91%, 7/25/2036 (a)                                                          625,000                               626,622
Prudential Securities Secured Financing
6.48%, 11/ 1/2031                                                             259,001                               262,773
Residential Accredit Loans Inc
5.74%, 12/25/2035 (d)                                                         109,817                               110,092
Residential Funding Mortgage Securities
5.19%, 11/25/2035                                                             423,831                               421,932
5.68%, 2/25/2036                                                              190,117                               191,175
Specialty Underwriting & Residential Finance
5.86%, 2/25/2035 (a)                                                           25,000                                25,103
5.58%, 12/25/2035 (a)(b)                                                      187,522                               187,597
5.58%, 3/25/2036 (a)                                                          150,000                               150,228
Structured Adjustable Rate Mortgage Loan Trust
4.68%, 7/25/2034 (a)                                                          500,000                               489,879
6.05%, 8/25/2034 (a)(b)                                                       223,602                               225,869
5.60%, 3/25/2035 (a)                                                           71,599                                71,627
Structured Asset Mortgage Investments Inc
5.65%, 5/25/2045 (a)                                                           60,271                                60,468
5.66%, 9/25/2045 (a)                                                          100,491                               100,901
Structured Asset Securities Corp
4.50%, 2/25/2033                                                              476,208                               456,488
5.50%, 6/25/2036 (a)                                                          700,000                               700,626
Thornburg Mortgage Securities Trust
5.58%, 10/25/2035 (a)(b)                                                      246,060                               246,379
Wachovia Bank Commercial Mortgage Trust
0.22%, 1/15/2041 (a)(c)                                                     5,944,431                                45,594
0.34%, 4/15/2042 (a)(c)                                                    34,948,993                               530,089
WAMU Alternative Mortgage Pass-Through Certificates
5.63%, 6/25/2046 (a)                                                          640,439                               641,321
Washington Mutual Asset Securities Corp
3.83%, 1/25/2035 (c)                                                          436,519                               421,444
Washington Mutual Inc
3.97%, 3/25/2033                                                              232,209                               228,679
4.48%, 3/25/2033 (a)                                                          310,499                               308,170
3.93%, 4/25/2033                                                              372,155                               366,943
3.18%, 9/25/2033                                                               39,546                                39,315
3.99%, 10/25/2033                                                             430,000                               419,876
4.06%, 10/25/2033 (a)                                                         550,000                               539,492
3.80%, 6/25/2034 (a)                                                          485,000                               468,247
4.84%, 9/25/2035 (a)                                                          324,599                               320,207
6.09%, 9/25/2036                                                              657,461                               658,073
5.79%, 7/25/2044 (a)                                                           64,768                                65,265
5.75%, 1/25/2045 (a)(b)                                                       800,000                               806,092
5.62%, 4/25/2045 (a)                                                          117,815                               118,209
5.64%, 7/25/2045 (a)                                                           91,656                                91,964
5.60%, 11/25/2045 (a)(b)                                                      216,479                               217,061
Wells Fargo Mortgage Backed Securities
4.19%, 3/25/2035 (a)                                                          829,233                               815,021
5.24%, 4/25/2036 (d)                                                          659,870                               655,756
                                                                                                        --------------------
                                                                                                                 50,250,501
                                                                                                        --------------------
Multi-Line Insurance (0.43%)
ACE Ltd
6.00%, 4/ 1/2007                                                              100,000                               100,103

Multi-Line Insurance
CNA Financial Corp
6.60%, 12/15/2008                                                             150,000                               153,171
6.00%, 8/15/2011                                                              100,000                               101,633
Genworth Financial Inc
6.15%, 11/15/2066                                                             100,000                                99,859
Hartford Financial Services Group Inc
5.25%, 10/15/2011                                                              65,000                                64,856
                                                                                                        --------------------
                                                                                                                    519,622
                                                                                                        --------------------
Multimedia (0.64%)
News America Inc
4.75%, 3/15/2010                                                              225,000                               221,091
Thomson Corp/The
5.75%, 2/ 1/2008                                                               70,000                                70,210
Time Warner Entertainment Co LP
7.25%, 9/ 1/2008                                                              125,000                               128,515
Time Warner Inc
6.15%, 5/ 1/2007                                                              150,000                               150,295
5.50%, 11/15/2011                                                             100,000                                99,744
Viacom Inc
5.74%, 6/16/2009                                                              100,000                               100,169
                                                                                                        --------------------
                                                                                                                    770,024
                                                                                                        --------------------
Mutual Insurance (0.11%)
Health Care Service Corp
7.75%, 6/15/2011 (c)                                                          125,000                               135,701
                                                                                                        --------------------

Non-Hazardous Waste Disposal (0.24%)
Oakmont Asset Trust
4.51%, 12/22/2008 (c)                                                         300,000                               292,848
                                                                                                        --------------------

Office Automation & Equipment (0.17%)
Xerox Corp
6.11%, 12/18/2009 (a)                                                         200,000                               203,000
                                                                                                        --------------------

Office Furnishings - Original (0.10%)
Steelcase Inc
6.50%, 8/15/2011                                                              120,000                               121,894
                                                                                                        --------------------

Oil - Field Services (0.21%)
Hanover Equipment Trust
8.50%, 9/ 1/2008 (a)                                                          125,000                               126,562
Weatherford International Inc
6.63%, 11/15/2011                                                             125,000                               130,541
                                                                                                        --------------------
                                                                                                                    257,103
                                                                                                        --------------------
Oil & Gas Drilling (0.29%)
ENSCO International Inc
6.75%, 11/15/2007                                                             350,000                               354,213
                                                                                                        --------------------

Oil Company - Exploration & Production (0.92%)
Anadarko Finance Co
6.75%, 5/ 1/2011                                                              175,000                               183,438
Anadarko Petroleum Corp
5.76%, 9/15/2009 (a)                                                          150,000                               150,612
Hilcorp Energy I LP/Hilcorp Finance Co
10.50%, 9/ 1/2010 (c)                                                         100,000                               107,000
Newfield Exploration Co
7.45%, 10/15/2007                                                             100,000                               101,125

Oil Company - Exploration & Production
Pemex Project Funding Master Trust
6.13%, 8/15/2008                                                              100,000                               100,800
8.00%, 11/15/2011 (e)                                                         125,000                               137,500
Vintage Petroleum Inc
8.25%, 5/ 1/2012                                                              100,000                               104,944
XTO Energy Inc
7.50%, 4/15/2012                                                              200,000                               217,291
                                                                                                        --------------------
                                                                                                                  1,102,710
                                                                                                        --------------------
Oil Company - Integrated (0.31%)
Occidental Petroleum Corp
4.00%, 11/30/2007                                                              35,000                                34,631
Phillips 66 Capital Trust II
8.00%, 1/15/2037                                                              325,000                               338,161
                                                                                                        --------------------
                                                                                                                    372,792
                                                                                                        --------------------
Oil Field Machinery & Equipment (0.05%)
Cameron International Corp
2.65%, 4/15/2007                                                               55,000                                54,553
                                                                                                        --------------------

Oil Refining & Marketing (0.46%)
Giant Industries Inc
11.00%, 5/15/2012                                                             100,000                               107,250
Premcor Refining Group Inc/The
9.25%, 2/ 1/2010                                                              225,000                               235,318
9.50%, 2/ 1/2013                                                              100,000                               108,008
Valero Energy Corp
6.88%, 4/15/2012 (e)                                                          100,000                               105,731
                                                                                                        --------------------
                                                                                                                    556,307
                                                                                                        --------------------
Optical Supplies (0.17%)
Bausch & Lomb Inc
6.95%, 11/15/2007                                                             200,000                               200,241
                                                                                                        --------------------

Paper & Related Products (0.08%)
Bowater Inc
8.36%, 3/15/2010 (a)                                                          100,000                               101,000
                                                                                                        --------------------

Pipelines (0.71%)
Enbridge Energy Partners LP
4.00%, 1/15/2009                                                              125,000                               121,142
Kinder Morgan Inc
6.50%, 9/ 1/2012                                                              150,000                               150,711
Northwest Pipeline Corp
8.13%, 3/ 1/2010                                                              150,000                               156,188
ONEOK Partners LP
5.90%, 4/ 1/2012                                                              130,000                               131,478
Southern Natural Gas Co
8.88%, 3/15/2010                                                              100,000                               104,909
TEPPCO Partners LP
7.63%, 2/15/2012                                                              175,000                               188,164
                                                                                                        --------------------
                                                                                                                    852,592
                                                                                                        --------------------
Power Converter & Supply Equipment (0.02%)
Cooper Industries Inc
5.25%, 7/ 1/2007                                                               20,000                                19,939
                                                                                                        --------------------

Property & Casualty Insurance (0.52%)
Markel Corp
7.00%, 5/15/2008                                                              150,000                               152,326

Property & Casualty Insurance
Markel Corp (continued)
6.80%, 2/15/2013                                                              175,000                               181,716
WR Berkley Corp
9.88%, 5/15/2008                                                              281,000                               296,901
                                                                                                        --------------------
                                                                                                                    630,943
                                                                                                        --------------------
Property Trust (0.29%)
Westfield Capital Corp Ltd
5.67%, 11/ 2/2007 (a)(c)                                                      100,000                               100,243
Westfield Group
5.40%, 10/ 1/2012 (c)                                                         250,000                               249,028
                                                                                                        --------------------
                                                                                                                    349,271
                                                                                                        --------------------
Publishing - Periodicals (0.16%)
Dex Media East LLC/Dex Media East Finance Co
12.13%, 11/15/2012                                                            175,000                               192,719
                                                                                                        --------------------

Real Estate Operator & Developer (0.10%)
Duke Realty LP
3.35%, 1/15/2008                                                               25,000                                24,418
5.63%, 8/15/2011                                                              100,000                               100,582
                                                                                                        --------------------
                                                                                                                    125,000
                                                                                                        --------------------
Regional Banks (1.16%)
Capital One Financial Corp
5.70%, 9/15/2011                                                              160,000                               162,372
First Union Institutional Capital I
8.04%, 12/ 1/2026                                                             250,000                               260,691
Fleet Capital Trust II
7.92%, 12/11/2026                                                             275,000                               286,034
NB Capital Trust
7.83%, 12/15/2026                                                             175,000                               182,085
SunTrust Preferred Capital I
5.85%, 12/31/2049                                                             200,000                               201,527
Wachovia Corp
5.52%, 3/ 1/2012 (a)                                                          100,000                               100,147
Wells Fargo & Co
4.00%, 9/10/2012 (a)                                                          200,000                               197,631
                                                                                                        --------------------
                                                                                                                  1,390,487
                                                                                                        --------------------
REITS - Apartments (0.09%)
Camden Property Trust
4.38%, 1/15/2010                                                               75,000                                73,015
United Dominion Realty Trust Inc
4.50%, 3/ 3/2008                                                               35,000                                34,375
                                                                                                        --------------------
                                                                                                                    107,390
                                                                                                        --------------------
REITS - Diversified (0.56%)
iStar Financial Inc
6.61%, 3/12/2007 (a)                                                           75,000                                75,162
5.70%, 9/15/2009 (a)(c)                                                       175,000                               175,103
5.65%, 9/15/2011                                                              175,000                               174,617
Liberty Property LP
7.75%, 4/15/2009                                                              235,000                               245,788
                                                                                                        --------------------
                                                                                                                    670,670
                                                                                                        --------------------
REITS - Healthcare (0.25%)
Health Care Property Investors Inc
5.81%, 9/15/2008 (a)                                                          125,000                               124,869
5.65%, 12/15/2013                                                              75,000                                73,989

REITS - Healthcare
National Health Investors Inc
7.30%, 7/16/2007                                                              100,000                                99,867
                                                                                                        --------------------
                                                                                                                    298,725
                                                                                                        --------------------
REITS - Office Property (0.49%)
Brandywine Operating Partnership LP/PA
5.82%, 4/ 1/2009 (a)                                                           75,000                                75,000
5.63%, 12/15/2010                                                             105,000                               105,382
HRPT Properties Trust
5.96%, 3/16/2011 (a)                                                          175,000                               175,060
6.95%, 4/ 1/2012                                                              225,000                               237,014
                                                                                                        --------------------
                                                                                                                    592,456
                                                                                                        --------------------
REITS - Regional Malls (0.25%)
Simon Property Group LP
3.75%, 1/30/2009                                                              150,000                               145,686
4.60%, 6/15/2010                                                               45,000                                43,889
5.60%, 9/ 1/2011                                                              105,000                               105,846
                                                                                                        --------------------
                                                                                                                    295,421
                                                                                                        --------------------
REITS - Shopping Centers (0.31%)
Developers Diversified Realty Corp
3.88%, 1/30/2009                                                              225,000                               217,906
Federal Realty Invs Trust
6.00%, 7/15/2012                                                              150,000                               153,096
                                                                                                        --------------------
                                                                                                                    371,002
                                                                                                        --------------------
REITS - Warehouse & Industrial (0.23%)
Prologis
5.62%, 8/24/2009 (a)                                                          275,000                               275,304
                                                                                                        --------------------

Rental - Auto & Equipment (0.17%)
Erac USA Finance Co
5.63%, 4/30/2009 (b)(c)                                                       200,000                               200,387
                                                                                                        --------------------

Retail - Auto Parts (0.14%)
PEP Boys-Manny Moe & Jack
4.25%, 6/ 1/2007                                                              175,000                               173,250
                                                                                                        --------------------

Retail - Building Products (0.25%)
Home Depot Inc
5.49%, 12/16/2009 (b)                                                         125,000                               124,991
5.25%, 12/16/2013                                                             175,000                               173,698
                                                                                                        --------------------
                                                                                                                    298,689
                                                                                                        --------------------
Retail - Major Department Store (0.22%)
May Department Stores Co/The
3.95%, 7/15/2007                                                              130,000                               128,736
7.45%, 9/15/2011                                                              125,000                               133,359
                                                                                                        --------------------
                                                                                                                    262,095
                                                                                                        --------------------
Retail - Regional Department Store (0.13%)
JC Penney Corp Inc
8.13%, 4/ 1/2027                                                              150,000                               154,239
                                                                                                        --------------------

Retail - Restaurants (0.06%)
Yum! Brands Inc
7.65%, 5/15/2008                                                               75,000                                77,100
                                                                                                        --------------------


Rubber - Tires (0.08%)
Goodyear Tire & Rubber Co/The
9.14%, 12/ 1/2009 (c)                                                         100,000                               100,375
                                                                                                        --------------------

Satellite Telecommunications (0.15%)
Intelsat Corp
6.38%, 1/15/2008                                                              175,000                               175,000
                                                                                                        --------------------

Savings & Loans - Thrifts (0.46%)
Bank United Corp
8.88%, 5/ 1/2007                                                              250,000                               252,732
Washington Mutual Inc
5.51%, 3/20/2008 (a)                                                           50,000                                50,074
5.67%, 1/15/2010 (a)                                                          150,000                               150,659
5.66%, 3/22/2012 (a)                                                          100,000                               100,183
                                                                                                        --------------------
                                                                                                                    553,648
                                                                                                        --------------------
Sovereign (0.09%)
Mexico Government International Bond
8.38%, 1/14/2011                                                              100,000                               111,250
                                                                                                        --------------------

Special Purpose Banks (0.02%)
Korea Development Bank
3.88%, 3/ 2/2009                                                               25,000                                24,269
                                                                                                        --------------------

Special Purpose Entity (0.66%)
BAE Systems Holdings Inc
4.75%, 8/15/2010 (c)                                                          250,000                               243,278
Rio Tinto Finance USA Ltd
2.63%, 9/30/2008                                                               60,000                                57,391
Tyco International Group S.A. Participation Certification Trust
4.44%, 6/15/2007 (c)                                                          250,000                               248,738
Xlliac Global Funding
5.57%, 6/ 2/2008 (a)(b)(c)                                                    250,000                               250,394
                                                                                                        --------------------
                                                                                                                    799,801
                                                                                                        --------------------
Supranational Bank (0.26%)
Corp Andina de Fomento
5.73%, 1/26/2007 (a)                                                          100,000                               100,019
5.57%, 3/16/2007 (a)                                                          100,000                               100,033
7.38%, 1/18/2011                                                              100,000                               106,910
                                                                                                        --------------------
                                                                                                                    306,962
                                                                                                        --------------------
Telecommunication Services (0.52%)
Bellsouth Telecommunications Inc
5.88%, 1/15/2009                                                              100,000                               100,910
Mastec Inc
7.75%, 2/ 1/2008 (e)                                                          100,000                                99,750
Qwest Corp
5.63%, 11/15/2008                                                             100,000                               100,125
TELUS Corp
8.00%, 6/ 1/2011                                                              200,000                               218,708
Verizon Global Funding Corp
5.50%, 8/15/2007 (a)                                                          100,000                               100,000
                                                                                                        --------------------
                                                                                                                    619,493
                                                                                                        --------------------
Telephone - Integrated (1.29%)
AT&T Corp
7.75%, 3/ 1/2007                                                              200,000                               200,625
AT&T Inc
5.30%, 11/15/2010                                                             125,000                               125,017

Telephone - Integrated
Deutsche Telekom International Finance BV
5.55%, 3/23/2009 (a)                                                          175,000                               175,270
Mountain States Telephone & Telegraph Co
6.00%, 8/ 1/2007                                                               75,000                                74,625
Sprint Capital Corp
7.63%, 1/30/2011                                                              250,000                               267,675
Telecom Italia Capital SA
4.00%, 11/15/2008                                                              65,000                                63,301
5.85%, 2/ 1/2011 (a)                                                          100,000                                99,479
5.98%, 7/18/2011 (a)                                                          120,000                               119,821
Telefonica Emisiones SAU
5.66%, 6/19/2009 (a)                                                          200,000                               200,243
Telefonos de Mexico SA de CV
4.50%, 11/19/2008                                                             200,000                               196,393
Verizon Communications Inc
5.35%, 2/15/2011                                                               30,000                                30,049
                                                                                                        --------------------
                                                                                                                  1,552,498
                                                                                                        --------------------
Television (0.30%)
British Sky Broadcasting Group PLC
6.88%, 2/23/2009                                                              200,000                               205,889
CBS Corp
5.63%, 5/ 1/2007                                                              150,000                               150,077
                                                                                                        --------------------
                                                                                                                    355,966
                                                                                                        --------------------
Textile - Home Furnishings (0.29%)
Mohawk Industries Inc
6.50%, 4/15/2007                                                              345,000                               345,811
                                                                                                        --------------------

Transport - Rail (0.19%)
Burlington Northern Santa Fe Corp
7.88%, 4/15/2007 (b)                                                          225,000                               226,430
                                                                                                        --------------------

Transport - Services (0.14%)
FedEx Corp
2.65%, 4/ 1/2007                                                              100,000                                99,321
Ryder System Inc
5.95%, 5/ 2/2011                                                               70,000                                70,790
                                                                                                        --------------------
                                                                                                                    170,111
                                                                                                        --------------------
Travel Services (0.09%)
Worldspan LP/WS Financing Corp
11.62%, 2/15/2011                                                             100,000                               103,000
                                                                                                        --------------------
TOTAL BONDS                                                                                          $          108,551,745
                                                                                                        --------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (18.56%) Federal Home Loan
Mortgage Corporation (FHLMC) (2.06%)
4.50%, 9/ 1/2010                                                              100,282                                98,604
4.50%, 2/ 1/2011                                                               62,143                                61,086
4.50%, 4/ 1/2011                                                              270,798                               266,191
4.50%, 6/ 1/2011                                                              138,100                               136,231
4.50%, 11/ 1/2011                                                             223,862                               220,054
4.55%, 1/ 1/2035 (a)                                                          136,907                               134,790
5.59%, 6/ 1/2035 (a)                                                          974,179                               985,827
4.84%, 9/ 1/2035 (a)                                                          308,373                               305,496
5.02%, 9/ 1/2035                                                              276,347                               276,104
                                                                                                        --------------------
                                                                                                                  2,484,383
                                                                                                        --------------------
Federal National Mortgage Association (FNMA) (3.45%)
4.00%, 5/ 1/2010                                                               45,348                                43,980
4.50%, 5/ 1/2010                                                               60,306                                59,321

Federal National Mortgage Association (FNMA)
4.00%, 6/ 1/2010                                                               26,531                                25,731
4.50%, 6/ 1/2010                                                              135,868                               133,693
4.00%, 7/ 1/2010                                                               26,776                                25,969
4.00%, 8/ 1/2010                                                               16,222                                15,732
4.00%, 3/ 1/2011                                                               61,621                                59,506
4.50%, 5/ 1/2011                                                               79,611                                78,047
4.50%, 7/ 1/2011                                                              163,877                               160,657
4.50%, 8/ 1/2011                                                              309,711                               303,626
4.50%, 9/ 1/2011                                                               55,894                                54,796
4.62%, 12/ 1/2032 (a)                                                         456,102                               457,628
4.97%, 12/ 1/2033 (a)                                                         202,985                               206,401
4.36%, 7/ 1/2034 (a)                                                          295,186                               291,560
4.31%, 8/ 1/2034 (a)                                                          147,730                               145,679
4.43%, 9/ 1/2034 (a)                                                          236,886                               233,093
4.25%, 1/ 1/2035 (a)                                                          130,016                               130,917
4.50%, 1/ 1/2035 (a)                                                          215,419                               213,090
4.86%, 2/ 1/2035 (a)                                                          162,039                               163,456
4.56%, 4/ 1/2035 (a)                                                          356,415                               351,896
5.55%, 6/ 1/2035 (a)                                                          193,345                               196,540
4.69%, 2/ 1/2037 (a)                                                          785,856                               795,414
                                                                                                        --------------------
                                                                                                                  4,146,732
                                                                                                        --------------------
U.S. Treasury (13.05%)
4.25%, 10/31/2007 (e)                                                       7,850,000                             7,799,101
4.13%, 8/15/2008 (e)                                                        3,000,000                             2,967,423
3.88%, 5/15/2010 (e)                                                          525,000                               511,567
4.50%, 11/15/2010 (e)                                                         300,000                               297,867
4.88%, 2/15/2012 (e)                                                        1,850,000                             1,866,911
4.38%, 8/15/2012 (e)                                                        1,400,000                             1,379,875
4.50%, 2/15/2016 (e)                                                          900,000                               885,656
                                                                                                        --------------------
                                                                                                                 15,708,400
                                                                                                        --------------------
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS                                                $           22,339,515
                                                                                                        --------------------
SHORT TERM INVESTMENTS (3.24%)
Commercial Paper (3.24%)
Harsco Corp
5.42%, 1/ 2/2007 (b)                                                          500,000                               499,925
Investment in Joint Trading Account; HSBC Funding
5.28%, 1/ 2/2007                                                            3,396,889                             3,396,889
                                                                                                        --------------------
                                                                                                                  3,896,814
                                                                                                        --------------------
TOTAL SHORT TERM INVESTMENTS                                                                         $            3,896,814
                                                                                                        --------------------
MONEY MARKET FUNDS (0.90%)
Money Center Banks (0.90%)
BNY Institutional Cash Reserve Fund (b)                                     1,087,000                             1,087,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $            1,087,000
                                                                                                        --------------------
Total Investments                                                                                    $          135,875,074
Liabilities in Excess of Other Assets, Net - (12.89)%                                                          (15,510,624)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $          120,364,450
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Variable Rate

(b)  Security was purchased with the cash proceeds from securities loans.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $11,979,137 or 9.95% of net assets.

(d) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $3,758,976 or 3.12% of net assets.

(e)  Security or a portion of the security was on loan at the end of the period.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $              285,141
Unrealized Depreciation                                                                                           (810,988)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                        (525,847)
Cost for federal income tax purposes                                                                            136,400,921


                                SCHEDULE OF TOTAL RETURN SWAP AGREEMENTS
                                                                                                            Unrealized
                                                                            Notional                       Appreciation/
Description                                                                  Amount                       (Depreciation)
----------------------------------------------- -------------------------- ----------- ---------------- --------------------
Receive a monthly return equal to the Lehman ERISA
Eligible CMBS Index and pay monthly a floating rate                     $   1,675,000                $             (19,612)
based on
1-month LIBOR less 10 basis points with Wachovia Bank.
Expires April 2007.


Receive a monthly return equal to the Lehman ERISA
Eligible CMBS Index and pay monthly a floating rate                         1,500,000                              (17,666)
based on
1-month LIBOR less 5 basis points with Wachovia Bank.
Expires May 2007.




Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------------- ---------------- --------------------
Sector                                                                                                              Percent
--------------------------------------------------- ---------------------------------- ---------------- --------------------
Mortgage Securities                                                                                                  48.36%
Asset Backed Securities                                                                                              16.43%
Financial                                                                                                            15.37%
Government                                                                                                           13.40%
Communications                                                                                                        4.26%
Utilities                                                                                                             3.65%
Energy                                                                                                                2.95%
Consumer, Non-cyclical                                                                                                2.94%
Consumer, Cyclical                                                                                                    2.49%
Industrial                                                                                                            1.88%
Basic Materials                                                                                                       0.61%
Technology                                                                                                            0.55%
Liabilities in Excess of Other Assets, Net                                                                        (-12.89%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================

Other Assets Summary (unaudited)
--------------------------------------------------- ---------------------------------- ---------------- --------------------
Asset Type                                                                                                          Percent
--------------------------------------------------- ---------------------------------- ---------------- --------------------
Total Return Swaps                                                                                                    0.03%


Schedule of Investments
December 31, 2006
SmallCap Account

                                                                             Shares
                                                                              Held                             Value
                                                                           ----------- ---------------- --------------------
COMMON STOCKS (97.14%)
Advertising Services (0.36%)
inVentiv Health Inc (a)                                                        10,624                $              375,558
                                                                                                        --------------------

Aerospace & Defense (0.60%)
Teledyne Technologies Inc (a)                                                  15,329                               615,153
                                                                                                        --------------------

Aerospace & Defense Equipment (0.55%)
BE Aerospace Inc (a)                                                           21,900                               562,392
                                                                                                        --------------------

Airlines (0.36%)
Alaska Air Group Inc (a)                                                        9,470                               374,065
                                                                                                        --------------------

Apparel Manufacturers (2.14%)
Guess ? Inc                                                                    14,605                               926,395
Oxford Industries Inc                                                           8,667                               430,316
Phillips-Van Heusen                                                            16,980                               851,887
                                                                                                        --------------------
                                                                                                                  2,208,598
                                                                                                        --------------------
Applications Software (0.63%)
Nuance Communications Inc (a)(b)                                               23,390                               268,049
Verint Systems Inc (a)                                                         11,050                               378,794
                                                                                                        --------------------
                                                                                                                    646,843
                                                                                                        --------------------
Auto/Truck Parts & Equipment - Original (0.58%)
Tenneco Inc (a)                                                                24,236                               599,114
                                                                                                        --------------------

Auto/Truck Parts & Equipment - Replacement (0.15%)
Aftermarket Technology Corp (a)                                                 7,201                               153,237
                                                                                                        --------------------

Building - Mobile Home & Manufactured Housing (0.29%)
Williams Scotsman International Inc (a)                                        15,371                               301,579
                                                                                                        --------------------

Building & Construction Products - Miscellaneous (0.90%)
Interline Brands Inc (a)                                                       16,570                               372,328
NCI Building Systems Inc (a)                                                   10,810                               559,417
                                                                                                        --------------------
                                                                                                                    931,745
                                                                                                        --------------------
Building Products - Cement & Aggregate (0.46%)
Texas Industries Inc                                                            7,450                               478,514
                                                                                                        --------------------

Building Products - Light Fixtures (0.63%)
Genlyte Group Inc (a)                                                           8,365                               653,390
                                                                                                        --------------------

Cable TV (0.21%)
Lodgenet Entertainment Corp (a)                                                 8,521                               213,281
                                                                                                        --------------------

Cellular Telecommunications (0.24%)
Syniverse Holdings Inc (a)                                                     16,820                               252,132
                                                                                                        --------------------

Chemicals - Diversified (0.44%)
FMC Corp                                                                        5,884                               450,420
                                                                                                        --------------------


Chemicals - Specialty (0.51%)
Arch Chemicals Inc                                                             15,721                               523,667
                                                                                                        --------------------

Circuit Boards (0.32%)
Park Electrochemical Corp                                                      12,710                               326,012
                                                                                                        --------------------

Collectibles (0.46%)
RC2 Corp (a)                                                                   10,872                               478,368
                                                                                                        --------------------

Commercial Banks (8.25%)
Alabama National Bancorporation                                                 7,550                               518,912
Bancfirst Corp                                                                  2,570                               138,780
Bank of Hawaii Corp                                                            13,250                               714,837
Banner Corp                                                                     2,610                               115,727
BOK Financial Corp                                                              1,010                                55,530
Capital Corp of the West                                                        3,077                                98,741
Central Pacific Financial Corp (b)                                             13,380                               518,609
City Bank/Lynnwood WA                                                           4,082                               146,118
City Holding Co                                                                 5,626                               230,047
Colonial BancGroup Inc/The                                                     18,040                               464,350
Columbia Banking System Inc                                                     2,940                               103,253
Community Bancorp/NV (a)                                                        3,134                                94,615
Corus Bankshares Inc (b)                                                       17,416                               401,787
Cullen/Frost Bankers Inc                                                       10,280                               573,830
East West Bancorp Inc                                                          18,129                               642,129
First Community Bancorp Inc/CA                                                 11,510                               601,628
First State Bancorporation/NM (b)                                               4,690                               116,077
Heartland Financial USA Inc (b)                                                 2,024                                58,392
Heritage Commerce Corp                                                          3,520                                93,773
IBERIABANK Corp                                                                 1,970                               116,329
Intervest Bancshares Corp (a)                                                   2,045                                70,368
ITLA Capital Corp                                                               1,860                               107,713
Pinnacle Financial Partners Inc (a)(b)                                          3,322                               110,224
Placer Sierra Bancshares                                                        4,040                                96,031
Preferred Bank/Los Angeles CA                                                   5,248                               315,352
Prosperity Bancshares Inc                                                       8,101                               279,566
Security Bank Corp/GA                                                           4,870                               111,133
Southwest Bancorp Inc/Stillwater OK                                             4,073                               113,474
Sterling Bancshares Inc/TX                                                     12,270                               159,755
Sterling Financial Corp/WA                                                     12,740                               430,739
Trustmark Corp                                                                  6,130                               200,512
Vineyard National Bancorp - Warrants (a)(c)(d)(e)                               1,561                                     -
Vineyard National Bancorp (b)                                                  16,811                               386,989
Virginia Commerce Bancorp (a)(b)                                                4,335                                86,180
West Coast Bancorp/OR                                                           3,460                               119,854
Wilshire Bancorp Inc                                                            5,980                               113,441
                                                                                                        --------------------
                                                                                                                  8,504,795
                                                                                                        --------------------
Commercial Services (0.22%)
Steiner Leisure Ltd (a)                                                         5,030                               228,865
                                                                                                        --------------------

Commercial Services - Finance (0.83%)
Wright Express Corp (a)(b)                                                     27,500                               857,175
                                                                                                        --------------------

Communications Software (0.13%)
Inter-Tel Inc                                                                   6,140                               136,062
                                                                                                        --------------------

Computer Aided Design (1.24%)
Ansys Inc (a)(b)                                                               14,104                               613,383

Computer Aided Design
Aspen Technology Inc (a)(b)                                                    14,740                               162,435
MSC.Software Corp (a)                                                           8,070                               122,906
Parametric Technology Corp (a)                                                 21,140                               380,943
                                                                                                        --------------------
                                                                                                                  1,279,667
                                                                                                        --------------------
Computer Graphics (0.56%)
Trident Microsystems Inc (a)(b)                                                31,853                               579,088
                                                                                                        --------------------

Computer Services (0.49%)
SI International Inc (a)                                                        6,340                               205,543
SYKES Enterprises Inc (a)(b)                                                   17,250                               304,290
                                                                                                        --------------------
                                                                                                                    509,833
                                                                                                        --------------------
Computers - Memory Devices (0.79%)
Imation Corp                                                                   11,160                               518,159
Komag Inc (a)(b)                                                                7,700                               291,676
                                                                                                        --------------------
                                                                                                                    809,835
                                                                                                        --------------------
Consulting Services (0.66%)
FTI Consulting Inc (a)(b)                                                      20,630                               575,371
Huron Consulting Group Inc (a)(b)                                               2,262                               102,559
                                                                                                        --------------------
                                                                                                                    677,930
                                                                                                        --------------------
Consumer Products - Miscellaneous (0.75%)
Central Garden and Pet Co (a)                                                  13,630                               659,964
Prestige Brands Holdings Inc (a)                                                8,588                               111,816
                                                                                                        --------------------
                                                                                                                    771,780
                                                                                                        --------------------
Containers - Metal & Glass (0.44%)
Silgan Holdings Inc                                                            10,350                               454,572
                                                                                                        --------------------

Dental Supplies & Equipment (0.16%)
Sirona Dental Systems Inc (b)                                                   4,350                               167,519
                                                                                                        --------------------

Diagnostic Equipment (0.86%)
Immucor Inc (a)                                                                25,630                               749,165
Neurometrix Inc (a)(b)                                                          9,000                               134,190
                                                                                                        --------------------
                                                                                                                    883,355
                                                                                                        --------------------
Diagnostic Kits (0.36%)
Meridian Bioscience Inc                                                        15,210                               373,101
                                                                                                        --------------------

Direct Marketing (0.65%)
Harte-Hanks Inc                                                                24,060                               666,703
                                                                                                        --------------------

Distribution & Wholesale (1.81%)
Central European Distribution Corp (a)(b)                                      15,130                               449,361
Directed Electronics Inc (a)                                                    7,340                                84,043
United Stationers Inc (a)                                                      10,847                               506,446
Watsco Inc (b)                                                                  6,050                               285,318
WESCO International Inc (a)                                                     9,260                               544,581
                                                                                                        --------------------
                                                                                                                  1,869,749
                                                                                                        --------------------
Diversified Manufacturing Operations (0.39%)
AO Smith Corp                                                                  10,580                               397,385
                                                                                                        --------------------

E-Commerce - Products (0.56%)
Nutri/System Inc (a)(b)                                                         6,440                               408,232
Shutterfly Inc (a)                                                             11,720                               168,768
                                                                                                        --------------------
                                                                                                                    577,000
                                                                                                        --------------------

Educational Software (0.42%)
Blackboard Inc (a)(b)                                                          14,316                               430,053
                                                                                                        --------------------

Electric - Integrated (1.83%)
Allete Inc                                                                     17,769                               826,969
OGE Energy Corp                                                                13,330                               533,200
PNM Resources Inc                                                              16,791                               522,200
                                                                                                        --------------------
                                                                                                                  1,882,369
                                                                                                        --------------------
Electronic Components - Semiconductors (1.38%)
Diodes Inc (a)                                                                  8,240                               292,355
Microsemi Corp (a)                                                             10,647                               209,213
ON Semiconductor Corp (a)(b)                                                   87,974                               665,963
Silicon Image Inc (a)(b)                                                        8,790                               111,809
Zoran Corp (a)                                                                  9,870                               143,905
                                                                                                        --------------------
                                                                                                                  1,423,245
                                                                                                        --------------------
Electronic Design Automation (0.14%)
Ansoft Corp (a)                                                                 5,280                               146,784
                                                                                                        --------------------

Electronic Measurement Instruments (0.74%)
Itron Inc (a)(b)                                                                7,100                               368,064
Tektronix Inc                                                                   9,180                               267,781
Zygo Corp (a)                                                                   7,690                               126,500
                                                                                                        --------------------
                                                                                                                    762,345
                                                                                                        --------------------
Electronic Parts Distribution (0.58%)
Avnet Inc (a)                                                                  23,250                               593,572
                                                                                                        --------------------

E-Marketing & Information (0.60%)
aQuantive Inc (a)(b)                                                           25,118                               619,410
                                                                                                        --------------------

Enterprise Software & Services (1.52%)
Hyperion Solutions Corp (a)                                                    14,450                               519,333
Informatica Corp (a)(b)                                                        48,810                               595,970
Lawson Software Inc (a)(b)                                                     25,377                               187,536
Packeteer Inc (a)                                                              19,265                               262,004
                                                                                                        --------------------
                                                                                                                  1,564,843
                                                                                                        --------------------
E-Services - Consulting (0.57%)
Digital Insight Corp (a)                                                       15,285                               588,320
                                                                                                        --------------------

Finance - Investment Banker & Broker (1.10%)
Greenhill & Co Inc (b)                                                          6,650                               490,770
Investment Technology Group Inc (a)                                             7,060                               302,733
KBW Inc (a)                                                                       243                                 7,141
optionsXpress Holdings Inc                                                     14,620                               331,728
                                                                                                        --------------------
                                                                                                                  1,132,372
                                                                                                        --------------------
Finance - Leasing Company (0.51%)
Financial Federal Corp                                                         12,810                               376,742
Marlin Business Services Corp (a)(b)                                            6,270                               150,668
                                                                                                        --------------------
                                                                                                                    527,410
                                                                                                        --------------------
Financial Guarantee Insurance (0.39%)
Triad Guaranty Inc (a)(b)                                                       7,420                               407,135
                                                                                                        --------------------

Food - Miscellaneous/Diversified (0.60%)
Ralcorp Holdings Inc (a)                                                       12,130                               617,296
                                                                                                        --------------------

Footwear & Related Apparel (1.17%)
Steven Madden Ltd                                                              15,720                               551,615

Footwear & Related Apparel
Wolverine World Wide Inc                                                       22,800                               650,256
                                                                                                        --------------------
                                                                                                                  1,201,871
                                                                                                        --------------------
Gambling (Non-Hotel) (0.62%)
Pinnacle Entertainment Inc (a)                                                 19,430                               643,910
                                                                                                        --------------------

Gas - Distribution (0.63%)
Energen Corp                                                                   13,895                               652,231
                                                                                                        --------------------

Human Resources (0.75%)
AMN Healthcare Services Inc (a)                                                 6,910                               190,301
Kforce Inc (a)                                                                  8,270                               100,646
Korn/Ferry International (a)(b)                                                20,833                               478,326
                                                                                                        --------------------
                                                                                                                    769,273
                                                                                                        --------------------
Independent Power Producer (0.12%)
Ormat Technologies Inc (b)                                                      3,490                               128,502
                                                                                                        --------------------

Instruments - Controls (0.56%)
Mettler Toledo International Inc (a)                                            7,380                               581,913
                                                                                                        --------------------

Internet Application Software (0.75%)
DealerTrack Holdings Inc (a)(b)                                                 4,450                               130,919
WebEx Communications Inc (a)(b)                                                18,550                               647,210
                                                                                                        --------------------
                                                                                                                    778,129
                                                                                                        --------------------
Internet Connectivity Services (0.31%)
Redback Networks Inc (a)(b)                                                    12,800                               319,232
                                                                                                        --------------------

Investment Companies (0.47%)
Ares Capital Corp (b)                                                          25,532                               487,917
                                                                                                        --------------------

Lasers - Systems & Components (0.73%)
Cymer Inc (a)                                                                  14,310                               628,924
Excel Technology Inc (a)                                                        4,910                               125,647
                                                                                                        --------------------
                                                                                                                    754,571
                                                                                                        --------------------
Leisure & Recreation Products (0.15%)
K2 Inc (a)(b)                                                                  11,830                               156,038
                                                                                                        --------------------

Life & Health Insurance (0.62%)
Delphi Financial Group                                                         15,800                               639,268
                                                                                                        --------------------

Machinery - Construction & Mining (0.79%)
Astec Industries Inc (a)(b)                                                    10,079                               353,773
Bucyrus International Inc (b)                                                   8,970                               464,287
                                                                                                        --------------------
                                                                                                                    818,060
                                                                                                        --------------------
Machinery - General Industry (1.52%)
Gardner Denver Inc (a)                                                         17,526                               653,895
Manitowoc Co Inc/The                                                            9,990                               593,706
Middleby Corp (a)                                                               3,052                               319,453
                                                                                                        --------------------
                                                                                                                  1,567,054
                                                                                                        --------------------
Machinery Tools & Related Products (0.46%)
Kennametal Inc                                                                  8,133                               478,627
                                                                                                        --------------------

Medical - Biomedical/Gene (2.09%)
Applera Corp - Celera Group (a)                                                13,030                               182,290
Bio-Rad Laboratories Inc (a)                                                    6,450                               532,254
Exelixis Inc (a)(b)                                                            18,900                               170,100

Medical - Biomedical/Gene
ICOS Corp (a)(b)                                                               15,435                               521,549
Incyte Corp (a)(b)                                                             24,680                               144,131
Lexicon Genetics Inc (a)                                                       23,871                                86,174
Myriad Genetics Inc (a)(b)                                                     12,607                               394,599
SuperGen Inc (a)(b)                                                            23,826                               121,036
                                                                                                        --------------------
                                                                                                                  2,152,133
                                                                                                        --------------------
Medical - Drugs (1.75%)
Adams Respiratory Therapeutics Inc (a)(b)                                      13,070                               533,387
Cubist Pharmaceuticals Inc (a)(b)                                               7,872                               142,562
New River Pharmaceuticals Inc (a)                                               6,460                               353,427
Viropharma Inc (a)(b)                                                          40,850                               598,044
Zymogenetics Inc (a)(b)                                                        11,320                               176,252
                                                                                                        --------------------
                                                                                                                  1,803,672
                                                                                                        --------------------
Medical - HMO (0.83%)
Centene Corp (a)(b)                                                            17,580                               431,941
Sierra Health Services Inc (a)(b)                                              11,738                               423,037
                                                                                                        --------------------
                                                                                                                    854,978
                                                                                                        --------------------
Medical - Outpatient & Home Medical Care (0.33%)
Amedisys Inc (a)                                                               10,263                               337,356
                                                                                                        --------------------

Medical Imaging Systems (0.22%)
IRIS International Inc (a)(b)                                                  17,820                               225,423
                                                                                                        --------------------

Medical Instruments (0.48%)
Kyphon Inc (a)(b)                                                              12,238                               494,415
                                                                                                        --------------------

Medical Laboratory & Testing Service (0.45%)
Icon Plc ADR (a)                                                               12,260                               462,202
                                                                                                        --------------------

Medical Laser Systems (0.82%)
LCA-Vision Inc (b)                                                              7,960                               273,506
Palomar Medical Technologies Inc (a)(b)                                        11,230                               569,024
                                                                                                        --------------------
                                                                                                                    842,530
                                                                                                        --------------------
Medical Products (0.51%)
Haemonetics Corp/Mass (a)                                                       5,270                               237,256
Syneron Medical Ltd (a)                                                        10,618                               288,066
                                                                                                        --------------------
                                                                                                                    525,322
                                                                                                        --------------------
Metal Processors & Fabrication (1.47%)
Commercial Metals Co                                                           16,896                               435,917
Dynamic Materials Corp (b)                                                     19,292                               542,105
Ladish Co Inc (a)(b)                                                           14,552                               539,588
                                                                                                        --------------------
                                                                                                                  1,517,610
                                                                                                        --------------------
Motion Pictures & Services (0.38%)
Lions Gate Entertainment Corp (a)(b)                                           36,296                               389,456
                                                                                                        --------------------

Multi-Line Insurance (0.09%)
Horace Mann Educators Corp                                                      4,812                                97,202
                                                                                                        --------------------

Multimedia (0.31%)
Journal Communications Inc                                                     25,598                               322,791
                                                                                                        --------------------

Networking Products (1.24%)
Anixter International Inc (a)(b)                                                7,039                               382,217
Polycom Inc (a)(b)                                                             28,980                               895,772
                                                                                                        --------------------
                                                                                                                  1,277,989
                                                                                                        --------------------

Non-Ferrous Metals (0.70%)
RTI International Metals Inc (a)(b)                                             9,257                               724,083
                                                                                                        --------------------

Office Supplies & Forms (0.09%)
Ennis Inc                                                                       3,944                                96,470
                                                                                                        --------------------

Oil - Field Services (2.62%)
Global Industries Ltd (a)                                                      34,340                               447,794
Helix Energy Solutions Group Inc (a)(b)                                        15,446                               484,541
Hercules Offshore Inc (a)                                                      16,616                               480,202
Oceaneering International Inc (a)                                              15,476                               614,397
Superior Energy Services (a)                                                   20,768                               678,684
                                                                                                        --------------------
                                                                                                                  2,705,618
                                                                                                        --------------------
Oil & Gas Drilling (0.64%)
Grey Wolf Inc (a)(b)                                                           95,820                               657,325
                                                                                                        --------------------

Oil Company - Exploration & Production (1.28%)
Penn Virginia Corp (b)                                                          5,280                               369,811
St Mary Land & Exploration Co (b)                                              13,872                               511,044
W&T Offshore Inc                                                               14,430                               443,290
                                                                                                        --------------------
                                                                                                                  1,324,145
                                                                                                        --------------------
Oil Refining & Marketing (0.45%)
Holly Corp                                                                      8,980                               461,572
                                                                                                        --------------------

Paper & Related Products (0.11%)
Rock-Tenn Co                                                                    4,300                               116,573
                                                                                                        --------------------

Physician Practice Management (0.37%)
Pediatrix Medical Group Inc (a)                                                 7,716                               377,312
                                                                                                        --------------------

Power Converter & Supply Equipment (0.48%)
Advanced Energy Industries Inc (a)(b)                                          26,240                               495,149
                                                                                                        --------------------

Printing - Commercial (0.54%)
Consolidated Graphics Inc (a)                                                   9,381                               554,136
                                                                                                        --------------------

Private Corrections (0.40%)
Geo Group Inc/The (a)                                                          10,898                               408,893
                                                                                                        --------------------

Property & Casualty Insurance (2.20%)
Argonaut Group Inc (a)                                                          9,200                               320,712
CNA Surety Corp (a)                                                             6,700                               144,050
Fpic Insurance Group Inc (a)(b)                                                 3,930                               153,152
Navigators Group Inc (a)                                                        2,770                               133,459
Safety Insurance Group Inc                                                      8,650                               438,641
Selective Insurance Group (b)                                                   6,230                               356,917
United America Indemnity Ltd (a)                                                4,480                               113,478
Zenith National Insurance Corp                                                 12,857                               603,122
                                                                                                        --------------------
                                                                                                                  2,263,531
                                                                                                        --------------------
Recreational Centers (0.65%)
Life Time Fitness Inc (a)(b)                                                   13,840                               671,378
                                                                                                        --------------------

REITS - Diversified (0.99%)
Entertainment Properties Trust                                                 11,634                               679,891
Washington Real Estate Investment Trust                                         8,490                               339,600
                                                                                                        --------------------
                                                                                                                  1,019,491
                                                                                                        --------------------

REITS - Healthcare (0.78%)
Senior Housing Properties Trust (b)                                            32,920                               805,882
                                                                                                        --------------------

REITS - Hotels (1.31%)
DiamondRock Hospitality Co                                                     20,990                               378,030
FelCor Lodging Trust Inc                                                       18,890                               412,558
Highland Hospitality Corp                                                      28,050                               399,713
Innkeepers USA Trust                                                           10,411                               161,370
                                                                                                        --------------------
                                                                                                                  1,351,671
                                                                                                        --------------------
REITS - Mortgage (1.35%)
Anthracite Capital Inc                                                          7,540                                95,984
Arbor Realty Trust Inc                                                          7,410                               222,967
Deerfield Triarc Capital Corp                                                  35,253                               596,833
Gramercy Capital Corp/New York                                                 15,561                               480,680
                                                                                                        --------------------
                                                                                                                  1,396,464
                                                                                                        --------------------
REITS - Office Property (0.58%)
BioMed Realty Trust Inc                                                        20,942                               598,941
                                                                                                        --------------------

REITS - Shopping Centers (0.58%)
Inland Real Estate Corp                                                        10,930                               204,609
Kite Realty Group Trust                                                         5,900                               109,858
Saul Centers Inc                                                                3,110                               171,641
Urstadt Biddle Properties Inc                                                   5,955                               113,681
                                                                                                        --------------------
                                                                                                                    599,789
                                                                                                        --------------------
REITS - Single Tenant (0.19%)
Getty Realty Corp                                                               6,410                               198,069
                                                                                                        --------------------

REITS - Storage (0.17%)
Sovran Self Storage Inc                                                         3,090                               176,995
                                                                                                        --------------------

Rental - Auto & Equipment (0.46%)
Dollar Thrifty Automotive Group (a)                                            10,368                               472,884
                                                                                                        --------------------

Research & Development (0.40%)
Parexel International Corp (a)                                                 14,260                               413,112
                                                                                                        --------------------

Resorts & Theme Parks (0.64%)
Vail Resorts Inc (a)(b)                                                        14,666                               657,330
                                                                                                        --------------------

Respiratory Products (0.52%)
Respironics Inc (a)                                                            14,329                               540,920
                                                                                                        --------------------

Retail - Apparel & Shoe (3.49%)
Aeropostale Inc (a)(b)                                                          7,784                               240,292
Brown Shoe Co Inc                                                               5,910                               282,143
Cache Inc. (a)(b)                                                               2,223                                56,109
Charlotte Russe Holding Inc (a)                                                25,790                               793,043
Childrens Place Retail Stores Inc/The (a)(b)                                    8,300                               527,216
Dress Barn Inc (a)(b)                                                           8,560                               199,705
Genesco Inc (a)(b)                                                             12,245                               456,738
Men's Wearhouse Inc                                                            16,350                               625,551
Shoe Carnival Inc (a)                                                           5,615                               177,434
United Retail Group Inc (a)                                                     8,742                               122,563
Wet Seal Inc/The (a)(b)                                                        17,591                               117,332
                                                                                                        --------------------
                                                                                                                  3,598,126
                                                                                                        --------------------

Retail - Automobile (0.17%)
Asbury Automotive Group Inc                                                     7,590                               178,820
                                                                                                        --------------------

Retail - Convenience Store (0.59%)
Pantry Inc/The (a)(b)                                                          12,960                               607,046
                                                                                                        --------------------

Retail - Restaurants (1.36%)
CKE Restaurants Inc                                                            32,711                               601,882
Domino's Pizza Inc                                                             14,610                               409,080
Morton's Restaurant Group Inc (a)                                               6,930                               115,384
Ruth's Chris Steak House (a)                                                   15,170                               277,308
                                                                                                        --------------------
                                                                                                                  1,403,654
                                                                                                        --------------------
Retail - Sporting Goods (0.55%)
Hibbett Sporting Goods Inc (a)                                                 18,520                               565,416
                                                                                                        --------------------

Rubber & Plastic Products (0.13%)
Myers Industries Inc                                                            8,378                               131,199
                                                                                                        --------------------

Savings & Loans - Thrifts (1.14%)
First Place Financial Corp/OH                                                   4,190                                98,423
FirstFed Financial Corp (a)(b)                                                  8,490                               568,575
PFF Bancorp Inc                                                                 5,725                               197,570
TierOne Corp (b)                                                                3,100                                97,991
Willow Financial Bancorp Inc                                                    3,450                                51,474
WSFS Financial Corp                                                             2,360                               157,955
                                                                                                        --------------------
                                                                                                                  1,171,988
                                                                                                        --------------------
Semiconductor Component - Integrated Circuits (0.91%)
Cirrus Logic Inc (a)                                                           45,440                               312,627
Emulex Corp (a)                                                                24,682                               481,546
Micrel Inc (a)                                                                 13,614                               146,759
                                                                                                        --------------------
                                                                                                                    940,932
                                                                                                        --------------------
Semiconductor Equipment (0.31%)
Entegris Inc (a)                                                               29,110                               314,970
                                                                                                        --------------------

Software Tools (0.15%)
Altiris Inc (a)                                                                 5,980                               151,772
                                                                                                        --------------------

Steel - Producers (0.78%)
Chaparral Steel Co                                                             11,226                               496,975
Reliance Steel & Aluminum Co (b)                                                7,720                               304,014
                                                                                                        --------------------
                                                                                                                    800,989
                                                                                                        --------------------
Telecommunication Equipment (1.35%)
Anaren Inc (a)                                                                 12,797                               227,275
Arris Group Inc (a)                                                            36,620                               458,116
Comtech Telecommunications Corp (a)(b)                                         11,938                               454,479
Optium Corp (a)                                                                 5,150                               128,441
Sirenza Microdevices Inc (a)(b)                                                15,252                               119,881
                                                                                                        --------------------
                                                                                                                  1,388,192
                                                                                                        --------------------
Telecommunication Equipment - Fiber Optics (0.27%)
Sycamore Networks Inc (a)                                                      74,990                               281,962
                                                                                                        --------------------

Telecommunication Services (0.93%)
Consolidated Communications Holdings Inc                                       20,440                               427,196
NeuStar Inc (a)(b)                                                             16,280                               528,123
                                                                                                        --------------------
                                                                                                                    955,319
                                                                                                        --------------------

Telephone - Integrated (0.33%)
Alaska Communications Systems Group Inc                                        22,280                               338,433
                                                                                                        --------------------

Therapeutics (1.86%)
BioMarin Pharmaceuticals Inc (a)(b)                                            25,470                               417,453
Isis Pharmaceuticals Inc (a)(b)                                                34,430                               382,862
Medarex Inc (a)(b)                                                             36,220                               535,694
Progenics Pharmaceuticals Inc (a)                                               9,550                               245,817
Theravance Inc (a)                                                             10,860                               335,465
                                                                                                        --------------------
                                                                                                                  1,917,291
                                                                                                        --------------------
Toys (0.36%)
Jakks Pacific Inc (a)(b)                                                       17,040                               372,154
                                                                                                        --------------------

Transactional Software (0.84%)
VeriFone Holdings Inc (a)                                                      24,470                               866,238
                                                                                                        --------------------

Transport - Services (1.09%)
HUB Group Inc (a)                                                              18,866                               519,758
Pacer International Inc                                                        20,460                               609,094
                                                                                                        --------------------
                                                                                                                  1,128,852
                                                                                                        --------------------
Transport - Truck (0.31%)
Old Dominion Freight Line (a)                                                  13,380                               322,057
                                                                                                        --------------------

Travel Services (0.16%)
Ambassadors Group Inc                                                           5,310                               161,159
                                                                                                        --------------------

Veterinary Products (0.32%)
PetMed Express Inc (a)                                                         25,000                               333,750
                                                                                                        --------------------

Wire & Cable Products (0.94%)
General Cable Corp (a)                                                         13,570                               593,145
Insteel Industries Inc (b)                                                     21,390                               380,528
                                                                                                        --------------------
                                                                                                                    973,673
                                                                                                        --------------------
Wireless Equipment (0.32%)
EMS Technologies Inc (a)                                                        8,177                               163,785
Viasat Inc (a)                                                                  5,503                               164,045
                                                                                                        --------------------
                                                                                                                    327,830
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $          100,182,866
                                                                                                        --------------------
                                                                           Principal
                                                                             Amount                            Value
                                                                           ----------- ---------------- --------------------
SHORT TERM INVESTMENTS (3.55%)
Commercial Paper (3.55%)
Investment in Joint Trading Account; HSBC Funding
5.28%, 1/ 2/2007                                                            3,657,541                             3,657,541
                                                                                                        --------------------
TOTAL SHORT TERM INVESTMENTS                                                                         $            3,657,541
                                                                                                        --------------------
MONEY MARKET FUNDS (24.54%)
Money Center Banks (24.54%)
BNY Institutional Cash Reserve Fund (f)                                    25,310,000                            25,310,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $           25,310,000
                                                                                                        --------------------
Total Investments                                                                                    $          129,150,407
Liabilities in Excess of Other Assets, Net - (25.23)%                                                          (26,019,384)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $          103,131,023
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Non-Income Producing Security

(b)  Security or a portion of the security was on loan at the end of the period.

(c) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $0 or 0.00% of net assets.

(d)  Security is Illiquid

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $0 or 0.00% of net assets.

(f)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $           13,500,453
Unrealized Depreciation                                                                                         (3,015,038)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                       10,485,415
Cost for federal income tax purposes                                                                            118,664,992


Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------------- ---------------- --------------------
Sector                                                                                                              Percent
--------------------------------------------------- ---------------------------------- ---------------- --------------------
Financial                                                                                                            48.82%
Consumer, Non-cyclical                                                                                               17.61%
Consumer, Cyclical                                                                                                   16.09%
Industrial                                                                                                           14.10%
Technology                                                                                                            9.50%
Communications                                                                                                        9.00%
Energy                                                                                                                4.99%
Utilities                                                                                                             2.58%
Basic Materials                                                                                                       2.54%
Liabilities in Excess of Other Assets, Net                                                                        (-25.23%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================


Schedule of Investments
December 31, 2006
SmallCap Growth Account

                                                                             Shares
                                                                              Held                             Value
                                                                           ----------- ---------------- --------------------
COMMON STOCKS (97.10%)
Advanced Materials & Products (0.11%)
Ceradyne Inc (a)(b)                                                             1,400                $               79,100
                                                                                                        --------------------

Aerospace & Defense Equipment (1.97%)
AAR Corp (a)(b)                                                                19,565                               571,102
BE Aerospace Inc (b)                                                           27,472                               705,481
DRS Technologies Inc                                                            3,183                               167,681
                                                                                                        --------------------
                                                                                                                  1,444,264
                                                                                                        --------------------
Airlines (0.05%)
Allegiant Travel Co (a)(b)                                                      1,400                                39,284
                                                                                                        --------------------

Apparel Manufacturers (1.26%)
Guess ? Inc                                                                     2,397                               152,042
Phillips-Van Heusen                                                            15,328                               769,006
                                                                                                        --------------------
                                                                                                                    921,048
                                                                                                        --------------------
Applications Software (1.99%)
Applix Inc (b)                                                                  9,634                               109,346
Nuance Communications Inc (a)(b)                                               39,512                               452,807
Progress Software Corp (a)(b)                                                  13,559                               378,703
VA Software Corp (b)                                                           31,736                               159,632
Verint Systems Inc (b)                                                         10,492                               359,666
                                                                                                        --------------------
                                                                                                                  1,460,154
                                                                                                        --------------------
Athletic Equipment (0.14%)
Nautilus Inc (a)                                                                7,461                               104,454
                                                                                                        --------------------

Batteries & Battery Systems (0.26%)
Energy Conversion Devices Inc (a)(b)                                            5,581                               189,642
                                                                                                        --------------------

Building - Heavy Construction (0.18%)
Infrasource Services Inc (b)                                                    6,200                               134,974
                                                                                                        --------------------

Building & Construction - Miscellaneous (0.19%)
Layne Christensen Co (b)                                                        4,185                               137,394
                                                                                                        --------------------

Building & Construction Products - Miscellaneous (0.26%)
Drew Industries Inc (a)(b)                                                      3,715                                96,627
NCI Building Systems Inc (a)(b)                                                 1,772                                91,701
                                                                                                        --------------------
                                                                                                                    188,328
                                                                                                        --------------------
Building Products - Light Fixtures (0.69%)
Genlyte Group Inc (b)                                                           6,474                               505,684
                                                                                                        --------------------

Casino Services (0.48%)
Shuffle Master Inc (a)(b)                                                      13,300                               348,460
                                                                                                        --------------------

Chemicals - Plastics (0.17%)
Landec Corp (b)                                                                11,678                               125,655
                                                                                                        --------------------

Circuit Boards (0.16%)
Merix Corp (a)(b)                                                              10,478                                97,341

Circuit Boards
TTM Technologies Inc (b)                                                        1,700                                19,261
                                                                                                        --------------------
                                                                                                                    116,602
                                                                                                        --------------------
Coffee (0.13%)
Peet's Coffee & Tea Inc (a)(b)                                                  3,681                                96,589
                                                                                                        --------------------

Commercial Banks (2.24%)
AmericanWest Bancorp                                                            3,723                                90,171
Prosperity Bancshares Inc                                                       9,800                               338,198
SVB Financial Group (a)(b)                                                      2,900                               135,198
Texas Capital Bancshares Inc (b)                                               10,400                               206,752
UCBH Holdings Inc                                                              25,393                               445,901
United Community Banks Inc/GA                                                   2,143                                69,262
Virginia Commerce Bancorp (a)(b)                                                4,100                                81,508
Wilshire Bancorp Inc                                                           14,470                               274,496
                                                                                                        --------------------
                                                                                                                  1,641,486
                                                                                                        --------------------
Commercial Services (2.16%)
HMS Holdings Corp (a)(b)                                                       10,534                               159,590
PeopleSupport Inc (b)                                                          23,320                               490,886
Providence Service Corp/The (a)(b)                                              3,800                                95,494
TeleTech Holdings Inc (b)                                                      22,600                               539,688
WNS Holdings Ltd ADR (b)                                                        9,600                               298,560
                                                                                                        --------------------
                                                                                                                  1,584,218
                                                                                                        --------------------
Commercial Services - Finance (0.40%)
Bankrate Inc (a)(b)                                                             7,700                               292,215
                                                                                                        --------------------

Communications Software (0.55%)
DivX Inc (a)(b)                                                                 2,600                                59,982
Smith Micro Software Inc (a)(b)                                                24,100                               341,979
                                                                                                        --------------------
                                                                                                                    401,961
                                                                                                        --------------------
Computer Aided Design (0.45%)
Ansys Inc (b)                                                                   7,600                               330,524
                                                                                                        --------------------

Computer Services (2.05%)
CACI International Inc (b)                                                      8,460                               477,990
Cognizant Technology Solutions Corp (b)                                         6,000                               462,960
Factset Research Systems Inc                                                    7,359                               415,636
iGate Corp (b)                                                                  7,120                                48,986
LivePerson Inc (b)                                                             18,805                                98,350
                                                                                                        --------------------
                                                                                                                  1,503,922
                                                                                                        --------------------
Computer Software (0.14%)
Blackbaud Inc                                                                   3,856                               100,256
                                                                                                        --------------------

Computers - Integrated Systems (0.45%)
Micros Systems Inc (b)                                                          2,592                               136,599
Radisys Corp (b)                                                               11,608                               193,505
                                                                                                        --------------------
                                                                                                                    330,104
                                                                                                        --------------------
Computers - Memory Devices (0.13%)
Isilon Systems Inc (a)(b)                                                       1,200                                33,120
Komag Inc (a)(b)                                                                1,700                                64,396
                                                                                                        --------------------
                                                                                                                     97,516
                                                                                                        --------------------
Computers - Peripheral Equipment (0.02%)
Icad Inc (b)                                                                    4,080                                12,036
                                                                                                        --------------------

Consulting Services (0.97%)
CRA International Inc (b)                                                       8,706                               456,194

Consulting Services
Diamond Management & Technology Consultants Inc                                20,700                               257,508
                                                                                                        --------------------
                                                                                                                    713,702
                                                                                                        --------------------
Consumer Products - Miscellaneous (0.65%)
Central Garden and Pet Co (b)                                                   9,897                               479,213
                                                                                                        --------------------

Cosmetics & Toiletries (0.17%)
Bare Escentuals Inc (b)                                                         4,000                               124,280
                                                                                                        --------------------

Data Processing & Management (0.16%)
Fair Isaac Corp (a)                                                             2,920                               118,698
                                                                                                        --------------------

Decision Support Software (0.60%)
Interactive Intelligence Inc (b)                                                7,846                               175,907
SPSS Inc (b)                                                                    8,800                               264,616
                                                                                                        --------------------
                                                                                                                    440,523
                                                                                                        --------------------
Diagnostic Equipment (0.98%)
BioVeris Corp (b)                                                               6,000                                82,320
Gen-Probe Inc (b)                                                               9,500                               497,515
Hansen Medical Inc (b)                                                         12,200                               140,788
                                                                                                        --------------------
                                                                                                                    720,623
                                                                                                        --------------------
Diagnostic Kits (0.32%)
Inverness Medical Innovations Inc (a)(b)                                        2,300                                89,010
Meridian Bioscience Inc                                                         5,966                               146,346
                                                                                                        --------------------
                                                                                                                    235,356
                                                                                                        --------------------
Disposable Medical Products (0.08%)
Volcano Corp (b)                                                                3,800                                62,282
                                                                                                        --------------------

Distribution & Wholesale (1.44%)
Beacon Roofing Supply Inc (a)(b)                                                8,259                               155,434
LKQ Corp (b)                                                                   15,031                               345,563
WESCO International Inc (b)                                                     9,400                               552,814
                                                                                                        --------------------
                                                                                                                  1,053,811
                                                                                                        --------------------
Diversified Manufacturing Operations (1.55%)
Ameron International Corp                                                       1,581                               120,741
Barnes Group Inc                                                                5,097                               110,860
ESCO Technologies Inc (a)(b)                                                   19,838                               901,438
                                                                                                        --------------------
                                                                                                                  1,133,039
                                                                                                        --------------------
Drug Delivery Systems (0.27%)
Penwest Pharmaceuticals Co (a)(b)                                              11,831                               196,631
                                                                                                        --------------------

E-Commerce - Products (1.10%)
Nutri/System Inc (a)(b)                                                        12,700                               805,053
                                                                                                        --------------------

Educational Software (1.05%)
Blackboard Inc (a)(b)                                                          21,474                               645,079
SkillSoft PLC ADR (b)                                                          20,435                               126,901
                                                                                                        --------------------
                                                                                                                    771,980
                                                                                                        --------------------
Electric Products - Miscellaneous (0.13%)
Lamson & Sessions Co/The (a)(b)                                                 3,971                                96,337
                                                                                                        --------------------

Electronic Components - Miscellaneous (0.92%)
Benchmark Electronics Inc (b)                                                  20,407                               497,114
Rogers Corp (b)                                                                 1,646                                97,361

Electronic Components - Miscellaneous
Technitrol Inc                                                                  3,500                                83,615
                                                                                                        --------------------
                                                                                                                    678,090
                                                                                                        --------------------
Electronic Components - Semiconductors (2.54%)
Diodes Inc (b)                                                                 10,300                               365,444
Fairchild Semiconductor International Inc (b)                                   3,400                                57,154
Microsemi Corp (a)(b)                                                          25,820                               507,363
Silicon Image Inc (b)                                                          28,722                               365,344
Sirf Technology Holdings Inc (a)(b)                                             7,100                               181,192
Syntax-Brillian Corp (a)(b)                                                    33,500                               287,765
Volterra Semiconductor Corp (a)(b)                                              6,391                                95,865
                                                                                                        --------------------
                                                                                                                  1,860,127
                                                                                                        --------------------
Electronic Design Automation (0.34%)
Ansoft Corp (b)                                                                 8,900                               247,420
                                                                                                        --------------------

Electronic Measurement Instruments (0.34%)
Analogic Corp                                                                   3,028                               169,992
Measurement Specialties Inc (b)                                                 3,679                                79,614
                                                                                                        --------------------
                                                                                                                    249,606
                                                                                                        --------------------
Electronic Security Devices (0.51%)
American Science & Engineering Inc (a)(b)                                       3,200                               190,432
Taser International Inc (b)                                                    24,000                               182,640
                                                                                                        --------------------
                                                                                                                    373,072
                                                                                                        --------------------
E-Marketing & Information (0.51%)
24/7 Real Media Inc (a)(b)                                                     25,913                               234,513
Digital River Inc (b)                                                           2,500                               139,475
                                                                                                        --------------------
                                                                                                                    373,988
                                                                                                        --------------------
Energy - Alternate Sources (0.25%)
First Solar Inc (a)(b)                                                          6,100                               181,780
                                                                                                        --------------------

Engineering - Research & Development Services (0.64%)
EMCOR Group Inc (b)                                                             8,260                               469,581
                                                                                                        --------------------

Enterprise Software & Services (2.03%)
Concur Technologies Inc (a)(b)                                                  9,269                               148,675
Hyperion Solutions Corp (b)                                                     5,100                               183,294
Neoware Inc (a)(b)                                                             23,156                               305,891
Omnicell Inc (b)                                                                5,184                                96,578
Opnet Technologies Inc (b)                                                     24,250                               350,412
Ultimate Software Group Inc (b)                                                17,231                               400,793
                                                                                                        --------------------
                                                                                                                  1,485,643
                                                                                                        --------------------
Entertainment Software (0.65%)
THQ Inc (b)                                                                    14,710                               478,369
                                                                                                        --------------------

E-Services - Consulting (1.71%)
Access Integrated Technologies Inc (a)(b)                                      10,057                                87,697
Corillian Corp (b)                                                             33,520                               126,370
Digital Insight Corp (b)                                                        4,502                               173,282
GSI Commerce Inc (a)(b)                                                        11,800                               221,250
Perficient Inc (a)(b)                                                          24,314                               398,993
Saba Software Inc (b)                                                          16,346                               101,835
WebSideStory Inc (a)(b)                                                        11,245                               142,362
                                                                                                        --------------------
                                                                                                                  1,251,789
                                                                                                        --------------------
Fiduciary Banks (0.75%)
Investors Financial Services Corp                                              12,947                               552,449
                                                                                                        --------------------


Finance - Consumer Loans (0.18%)
Portfolio Recovery Associates (a)(b)                                            2,792                               130,359
                                                                                                        --------------------

Finance - Investment Banker & Broker (0.23%)
Thomas Weisel Partners Group Inc (a)(b)                                         7,900                               166,690
                                                                                                        --------------------

Firearms & Ammunition (0.31%)
Smith & Wesson Holding Corp (a)(b)                                             22,200                               229,548
                                                                                                        --------------------

Food - Retail (0.17%)
Wild Oats Markets Inc (a)(b)                                                    8,789                               126,386
                                                                                                        --------------------

Food - Wholesale & Distribution (0.16%)
United Natural Foods Inc (a)(b)                                                 3,270                               117,458
                                                                                                        --------------------

Footwear & Related Apparel (1.40%)
CROCS Inc (a)(b)                                                               12,800                               552,960
Heelys Inc (a)(b)                                                                 900                                28,899
Iconix Brand Group Inc (a)(b)                                                  23,100                               447,909
                                                                                                        --------------------
                                                                                                                  1,029,768
                                                                                                        --------------------
Gambling (Non-Hotel) (0.30%)
Pinnacle Entertainment Inc (b)                                                  5,500                               182,270
Youbet.com Inc (b)                                                             10,600                                39,114
                                                                                                        --------------------
                                                                                                                    221,384
                                                                                                        --------------------
Hotels & Motels (0.94%)
Orient-Express Hotels Ltd                                                      14,584                               690,115
                                                                                                        --------------------

Housewares (0.28%)
Lifetime Brands Inc (a)                                                        12,426                               204,159
                                                                                                        --------------------

Human Resources (1.53%)
Kenexa Corp (b)                                                                13,633                               453,434
Korn/Ferry International (b)                                                    5,567                               127,818
Labor Ready Inc (b)                                                            22,174                               406,449
On Assignment Inc (b)                                                          11,500                               135,125
                                                                                                        --------------------
                                                                                                                  1,122,826
                                                                                                        --------------------
Industrial Automation & Robots (0.63%)
Cognex Corp                                                                    15,552                               370,449
Gerber Scientific Inc (b)                                                       7,168                                90,030
                                                                                                        --------------------
                                                                                                                    460,479
                                                                                                        --------------------
Industrial Gases (0.81%)
Airgas Inc                                                                     14,700                               595,644
                                                                                                        --------------------

Instruments - Controls (0.14%)
Spectrum Control Inc (b)                                                       10,575                               102,789
                                                                                                        --------------------

Internet Application Software (0.82%)
Cybersource Corp (a)(b)                                                        11,827                               130,333
Interwoven Inc (b)                                                              9,225                               135,331
Vignette Corp (b)                                                               6,200                               105,834
WebEx Communications Inc (b)                                                    6,500                               226,785
                                                                                                        --------------------
                                                                                                                    598,283
                                                                                                        --------------------
Internet Connectivity Services (0.53%)
Internap Network Services Corp (a)(b)                                          12,290                               244,202
Redback Networks Inc (b)                                                        5,800                               144,652
                                                                                                        --------------------
                                                                                                                    388,854
                                                                                                        --------------------

Internet Content - Entertainment (0.23%)
Shanda Interactive Entertainment Ltd ADR (a)(b)                                 7,840                               169,893
                                                                                                        --------------------

Internet Content - Information & News (0.34%)
Knot Inc/The (b)                                                                3,740                                98,137
TheStreet.com Inc (a)                                                          16,632                               148,025
                                                                                                        --------------------
                                                                                                                    246,162
                                                                                                        --------------------
Internet Financial Services (0.16%)
Online Resources Corp (a)(b)                                                   11,368                               116,067
                                                                                                        --------------------

Internet Incubators (0.17%)
Internet Capital Group Inc (b)                                                 12,401                               127,234
                                                                                                        --------------------

Internet Infrastructure Software (0.70%)
Opsware Inc (a)(b)                                                             21,800                               192,276
TIBCO Software Inc (b)                                                         34,000                               320,960
                                                                                                        --------------------
                                                                                                                    513,236
                                                                                                        --------------------
Internet Security (0.36%)
Entrust Inc (b)                                                                30,107                               128,557
Secure Computing Corp (a)(b)                                                   20,314                               133,260
                                                                                                        --------------------
                                                                                                                    261,817
                                                                                                        --------------------
Internet Telephony (0.61%)
j2 Global Communications Inc (a)(b)                                            16,400                               446,900
                                                                                                        --------------------

Investment Management & Advisory Services (0.11%)
Calamos Asset Management Inc                                                    3,100                                83,173
                                                                                                        --------------------

Lasers - Systems & Components (0.70%)
II-VI Inc (b)                                                                  18,321                               511,889
                                                                                                        --------------------

Lighting Products & Systems (0.18%)
Color Kinetics Inc (b)                                                          6,127                               130,811
                                                                                                        --------------------

Machinery - Construction & Mining (0.34%)
Bucyrus International Inc                                                       4,889                               253,055
                                                                                                        --------------------

Machinery - General Industry (1.48%)
DXP Enterprises Inc (a)(b)                                                      3,080                               107,923
Intevac Inc (b)                                                                 5,667                               147,059
Middleby Corp (b)                                                               4,167                               436,160
Wabtec Corp                                                                    12,900                               391,902
                                                                                                        --------------------
                                                                                                                  1,083,044
                                                                                                        --------------------
Machinery - Material Handling (0.20%)
Columbus McKinnon Corp/NY (b)                                                   7,023                               147,623
                                                                                                        --------------------

Machinery - Print Trade (0.15%)
Presstek Inc (a)(b)                                                            17,742                               112,839
                                                                                                        --------------------

Machinery Tools & Related Products (0.42%)
Kennametal Inc                                                                  5,200                               306,020
                                                                                                        --------------------

Medical - Biomedical/Gene (3.43%)
ADVENTRX Pharmaceuticals Inc (a)(b)                                            48,200                               142,190
Alexion Pharmaceuticals Inc (a)(b)                                              4,406                               177,958
Charles River Laboratories International (b)                                    3,476                               150,337
Digene Corp (b)                                                                 7,800                               373,776

Medical - Biomedical/Gene
Exelixis Inc (a)(b)                                                            16,700                               150,300
Illumina Inc (a)(b)                                                             6,332                               248,911
Keryx Biopharmaceuticals Inc (b)                                               12,476                               165,931
Lifecell Corp (a)(b)                                                           25,700                               620,398
Myriad Genetics Inc (a)(b)                                                      9,000                               281,700
Regeneron Pharmaceuticals Inc (a)(b)                                           10,000                               200,700
                                                                                                        --------------------
                                                                                                                  2,512,201
                                                                                                        --------------------
Medical - Drugs (0.84%)
Cardiome Pharma Corp (a)(b)                                                    10,750                               119,863
Cubist Pharmaceuticals Inc (a)(b)                                              19,100                               345,901
Emergent Biosolutions Inc (b)                                                  13,500                               150,660
                                                                                                        --------------------
                                                                                                                    616,424
                                                                                                        --------------------
Medical - Hospitals (0.52%)
United Surgical Partners International (a)(b)                                  13,431                               380,769
                                                                                                        --------------------

Medical - Outpatient & Home Medical Care (0.13%)
NovaMed Inc (b)                                                                13,036                                98,683
                                                                                                        --------------------

Medical Imaging Systems (0.38%)
Vital Images Inc (b)                                                            8,115                               282,402
                                                                                                        --------------------

Medical Information Systems (1.26%)
Allscripts Healthcare Solutions Inc (a)(b)                                     20,800                               561,392
Eclipsys Corp (b)                                                               8,900                               182,984
Phase Forward Inc (b)                                                          11,900                               178,262
                                                                                                        --------------------
                                                                                                                    922,638
                                                                                                        --------------------
Medical Instruments (2.25%)
Arthrocare Corp (b)                                                            11,534                               460,437
DexCom Inc (a)(b)                                                              12,655                               124,779
DJO Inc (a)(b)                                                                  6,600                               282,612
Kyphon Inc (a)(b)                                                               6,733                               272,013
Micrus Endovascular Corp (b)                                                    9,800                               186,984
Natus Medical Inc (a)(b)                                                        8,992                               149,357
Spectranetics Corp (a)(b)                                                       8,900                               100,481
Stereotaxis Inc (a)(b)                                                          7,040                                72,653
                                                                                                        --------------------
                                                                                                                  1,649,316
                                                                                                        --------------------
Medical Laboratory & Testing Service (0.15%)
Bio-Reference Labs Inc (b)                                                      4,800                               107,952
                                                                                                        --------------------

Medical Laser Systems (0.41%)
Biolase Technology Inc (a)(b)                                                  18,594                               162,698
Cutera Inc (a)(b)                                                               5,000                               135,000
                                                                                                        --------------------
                                                                                                                    297,698
                                                                                                        --------------------
Medical Products (2.21%)
American Medical Systems Holdings Inc (a)(b)                                   19,100                               353,732
Luminex Corp (b)                                                                9,360                               118,872
Rita Medical Systems Inc (a)(b)                                                16,400                                75,440
Syneron Medical Ltd (b)                                                         4,200                               113,946
ThermoGenesis Corp (a)(b)                                                      21,200                                91,372
Viasys Healthcare Inc (b)                                                      26,605                               740,151
Wright Medical Group Inc (b)                                                    5,379                               125,223
                                                                                                        --------------------
                                                                                                                  1,618,736
                                                                                                        --------------------
Metal Processors & Fabrication (0.21%)
Ladish Co Inc (b)                                                               4,200                               155,736
                                                                                                        --------------------


Networking Products (0.46%)
Atheros Communications Inc (b)                                                  3,100                                66,092
Ixia (a)(b)                                                                    28,300                               271,680
                                                                                                        --------------------
                                                                                                                    337,772
                                                                                                        --------------------
Oil - Field Services (2.41%)
Core Laboratories NV (a)(b)                                                     3,818                               309,258
Hercules Offshore Inc (b)                                                       6,000                               173,400
Superior Energy Services (b)                                                   11,100                               362,748
Superior Well Services Inc (b)                                                  2,100                                53,676
Tetra Technologies Inc (b)                                                     33,968                               868,901
                                                                                                        --------------------
                                                                                                                  1,767,983
                                                                                                        --------------------
Oil & Gas Drilling (0.62%)
Atwood Oceanics Inc (b)                                                         2,700                               132,219
Patterson-UTI Energy Inc                                                       13,989                               324,965
                                                                                                        --------------------
                                                                                                                    457,184
                                                                                                        --------------------
Oil Company - Exploration & Production (1.84%)
EXCO Resources Inc (b)                                                         33,545                               567,246
PetroHawk Energy Corp (a)(b)                                                   38,674                               444,751
Quicksilver Resources Inc (a)(b)                                                6,585                               240,945
Toreador Resources Corp (a)(b)                                                  3,856                                99,369
                                                                                                        --------------------
                                                                                                                  1,352,311
                                                                                                        --------------------
Oil Field Machinery & Equipment (0.31%)
Dresser-Rand Group Inc (b)                                                      9,152                               223,949
                                                                                                        --------------------

Patient Monitoring Equipment (0.52%)
Aspect Medical Systems Inc (a)(b)                                               8,780                               165,152
Somanetics Corp (a)(b)                                                          9,523                               217,410
                                                                                                        --------------------
                                                                                                                    382,562
                                                                                                        --------------------
Physical Therapy & Rehabilitation Centers (1.92%)
Psychiatric Solutions Inc (b)                                                  37,612                             1,411,202
                                                                                                        --------------------

Physician Practice Management (1.33%)
Pediatrix Medical Group Inc (b)                                                19,987                               977,364
                                                                                                        --------------------

Property & Casualty Insurance (0.37%)
Argonaut Group Inc (b)                                                          4,039                               140,800
United America Indemnity Ltd (b)                                                5,300                               134,249
                                                                                                        --------------------
                                                                                                                    275,049
                                                                                                        --------------------
REITS - Apartments (0.16%)
Mid-America Apartment Communities Inc                                           2,000                               114,480
                                                                                                        --------------------

REITS - Healthcare (0.91%)
Ventas Inc                                                                     15,849                               670,730
                                                                                                        --------------------

REITS - Office Property (0.34%)
BioMed Realty Trust Inc                                                         8,632                               246,875
                                                                                                        --------------------

Rental - Auto & Equipment (0.61%)
Aaron Rents Inc                                                                15,600                               448,968
                                                                                                        --------------------

Research & Development (0.33%)
Kendle International Inc (b)                                                    3,839                               120,736
Parexel International Corp (b)                                                  4,104                               118,893
                                                                                                        --------------------
                                                                                                                    239,629
                                                                                                        --------------------

Respiratory Products (0.36%)
Resmed Inc (a)(b)                                                               5,316                               261,654
                                                                                                        --------------------

Retail - Apparel & Shoe (3.85%)
Aeropostale Inc (a)(b)                                                          7,400                               228,438
Cache Inc. (b)                                                                  5,800                               146,392
Childrens Place Retail Stores Inc/The (b)                                      10,269                               652,287
Christopher & Banks Corp (a)                                                   31,275                               583,591
Dress Barn Inc (a)(b)                                                           4,241                                98,943
DSW Inc (a)(b)                                                                  4,390                               169,322
Stein Mart Inc (a)                                                             11,100                               147,186
Tween Brands Inc (b)                                                           11,000                               439,230
Wet Seal Inc/The (a)(b)                                                        54,000                               360,180
                                                                                                        --------------------
                                                                                                                  2,825,569
                                                                                                        --------------------
Retail - Music Store (0.43%)
Guitar Center Inc (a)(b)                                                        6,920                               314,583
                                                                                                        --------------------

Retail - Petroleum Products (0.07%)
World Fuel Services Corp                                                        1,200                                53,352
                                                                                                        --------------------

Retail - Restaurants (2.17%)
Buffalo Wild Wings Inc (a)(b)                                                   3,300                               175,560
California Pizza Kitchen Inc (b)                                               18,831                               627,260
CKE Restaurants Inc                                                            31,252                               575,037
Texas Roadhouse Inc (a)(b)                                                     15,900                               210,834
                                                                                                        --------------------
                                                                                                                  1,588,691
                                                                                                        --------------------
Retail - Sporting Goods (0.16%)
Hibbett Sporting Goods Inc (b)                                                  3,950                               120,594
                                                                                                        --------------------

Rubber & Plastic Products (0.38%)
PW Eagle Inc (a)                                                                8,086                               278,967
                                                                                                        --------------------

Semiconductor Component - Integrated Circuits (1.65%)
Anadigics Inc (a)(b)                                                           31,591                               279,896
Exar Corp (b)                                                                  13,595                               176,735
Hittite Microwave Corp (b)                                                      8,400                               271,488
Power Integrations Inc (b)                                                     10,641                               249,532
Standard Microsystems Corp (b)                                                  8,260                               231,115
                                                                                                        --------------------
                                                                                                                  1,208,766
                                                                                                        --------------------
Semiconductor Equipment (1.36%)
BTU International Inc (a)(b)                                                    6,778                                66,424
LTX Corp (a)(b)                                                                14,859                                83,211
Photronics Inc (a)(b)                                                          13,468                               220,067
Rudolph Technologies Inc (a)(b)                                                19,356                               308,148
Semitool Inc (b)                                                               11,614                               154,582
Varian Semiconductor Equipment Associates Inc (b)                               3,550                               161,596
                                                                                                        --------------------
                                                                                                                    994,028
                                                                                                        --------------------
Steel - Producers (0.72%)
Steel Dynamics Inc                                                             16,222                               526,404
                                                                                                        --------------------

Steel - Specialty (0.59%)
Allegheny Technologies Inc                                                      3,600                               326,448
Universal Stainless & Alloy (b)                                                 3,225                               107,973
                                                                                                        --------------------
                                                                                                                    434,421
                                                                                                        --------------------
Storage & Warehousing (0.26%)
Mobile Mini Inc (b)                                                             7,000                               188,580
                                                                                                        --------------------

Telecommunication Equipment (1.36%)
Arris Group Inc (b)                                                             7,000                                87,570
Nice Systems Ltd ADR (b)                                                       21,281                               655,029
Optium Corp (b)                                                                 5,700                               142,158
Sirenza Microdevices Inc (a)(b)                                                13,870                               109,018
                                                                                                        --------------------
                                                                                                                    993,775
                                                                                                        --------------------
Telecommunication Equipment - Fiber Optics (0.57%)
Finisar Corp (a)(b)                                                            67,400                               217,702
Oplink Communications Inc (b)                                                   9,800                               201,488
                                                                                                        --------------------
                                                                                                                    419,190
                                                                                                        --------------------
Telecommunication Services (0.39%)
Eschelon Telecom Inc (b)                                                        2,610                                51,704
NeuStar Inc (b)                                                                 7,218                               234,152
                                                                                                        --------------------
                                                                                                                    285,856
                                                                                                        --------------------
Therapeutics (0.64%)
BioMarin Pharmaceuticals Inc (a)(b)                                            11,300                               185,207
Isis Pharmaceuticals Inc (a)(b)                                                15,767                               175,329
MannKind Corp (b)                                                               1,700                                28,033
Nuvelo Inc (b)                                                                 10,715                                42,860
Renovis Inc (a)(b)                                                             11,757                                37,152
                                                                                                        --------------------
                                                                                                                    468,581
                                                                                                        --------------------
Toys (0.41%)
Marvel Entertainment Inc (a)(b)                                                11,200                               301,392
                                                                                                        --------------------

Transactional Software (0.36%)
Bottomline Technologies Inc (b)                                                13,258                               151,804
Synchronoss Technologies Inc (b)                                                8,310                               114,013
                                                                                                        --------------------
                                                                                                                    265,817
                                                                                                        --------------------
Transport - Services (1.32%)
HUB Group Inc (b)                                                              19,793                               545,297
UTi Worldwide Inc                                                              14,063                               420,484
                                                                                                        --------------------
                                                                                                                    965,781
                                                                                                        --------------------
Transport - Truck (1.12%)
Forward Air Corp                                                                4,381                               126,742
Landstar System Inc                                                            14,436                               551,166
Old Dominion Freight Line (b)                                                   5,950                               143,217
                                                                                                        --------------------
                                                                                                                    821,125
                                                                                                        --------------------
Veterinary Diagnostics (1.28%)
Neogen Corp (b)                                                                 5,315                               117,993
VCA Antech Inc (b)                                                             25,532                               821,875
                                                                                                        --------------------
                                                                                                                    939,868
                                                                                                        --------------------
Wireless Equipment (1.52%)
Novatel Wireless Inc (a)(b)                                                    16,901                               163,433
SBA Communications Corp (b)                                                    10,800                               297,000
Sierra Wireless (a)(b)                                                          9,341                               131,334
Stratex Networks Inc (b)                                                       23,531                               113,655
Viasat Inc (b)                                                                 13,800                               411,378
                                                                                                        --------------------
                                                                                                                  1,116,800
                                                                                                        --------------------
X-Ray Equipment (0.34%)
Hologic Inc (a)(b)                                                              5,200                               245,856
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $           71,202,080
                                                                                                        --------------------

                                                                           Principal
                                                                             Amount                            Value
                                                                           ----------- ---------------- --------------------
MONEY MARKET FUNDS (23.62%)
Money Center Banks (23.62%)
BNY Institutional Cash Reserve Fund (c)                                    17,320,000                            17,320,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $           17,320,000
                                                                                                        --------------------
Total Investments                                                                                    $           88,522,080
Liabilities in Excess of Other Assets, Net - (20.72)%                                                          (15,194,904)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $           73,327,176
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Security or a portion of the security was on loan at the end of the period.

(b)  Non-Income Producing Security

(c)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $           15,806,871
Unrealized Depreciation                                                                                         (3,184,172)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                       12,622,699
Cost for federal income tax purposes                                                                             75,899,381


Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------------- ---------------- --------------------
Sector                                                                                                              Percent
--------------------------------------------------- ---------------------------------- ---------------- --------------------
Financial                                                                                                            28.91%
Consumer, Non-cyclical                                                                                               25.65%
Technology                                                                                                           17.77%
Industrial                                                                                                           15.49%
Consumer, Cyclical                                                                                                   13.65%
Communications                                                                                                       11.53%
Energy                                                                                                                5.43%
Basic Materials                                                                                                       2.29%
Liabilities in Excess of Other Assets, Net                                                                        (-20.72%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================


Schedule of Investments
December 31, 2006
SmallCap Value Account

                                                                             Shares
                                                                              Held                             Value
                                                                            ---------- ---------------- --------------------
COMMON STOCKS (95.28%)
Advanced Materials & Products (0.09%)
Ceradyne Inc (a)(b)                                                             2,800                $              158,200
                                                                                                        --------------------

Aerospace & Defense (0.24%)
Armor Holdings Inc (a)(b)                                                       2,000                               109,700
Esterline Technologies Corp (a)(b)                                              7,600                               305,748
                                                                                                        --------------------
                                                                                                                    415,448
                                                                                                        --------------------
Aerospace & Defense Equipment (1.28%)
AAR Corp (a)(b)                                                                 3,500                               102,165
Curtiss-Wright Corp                                                            13,300                               493,164
Heico Corp                                                                      1,100                                42,713
Kaman Corp                                                                     13,600                               304,504
Moog Inc (b)                                                                   16,850                               643,502
Orbital Sciences Corp (a)(b)                                                   17,100                               315,324
Triumph Group Inc (a)                                                           5,800                               304,094
                                                                                                        --------------------
                                                                                                                  2,205,466
                                                                                                        --------------------
Agricultural Chemicals (0.37%)
CF Industries Holdings Inc                                                     16,000                               410,240
UAP Holding Corp (a)                                                            8,800                               221,584
                                                                                                        --------------------
                                                                                                                    631,824
                                                                                                        --------------------
Agricultural Operations (0.10%)
Delta & Pine Land Co                                                            4,200                               169,890
                                                                                                        --------------------

Airlines (1.10%)
Alaska Air Group Inc (b)                                                        8,300                               327,850
Continental Airlines Inc (a)(b)                                                 8,700                               358,875
ExpressJet Holdings Inc (a)(b)                                                 25,300                               204,930
Mesa Air Group Inc (a)(b)                                                      13,200                               113,124
Republic Airways Holdings Inc (a)(b)                                           11,300                               189,614
Skywest Inc                                                                    27,100                               691,321
                                                                                                        --------------------
                                                                                                                  1,885,714
                                                                                                        --------------------
Apparel Manufacturers (0.96%)
Carter's Inc (a)(b)                                                             4,300                               109,650
Hartmarx Corp (b)                                                              12,200                                86,132
Kellwood Co (a)                                                                 3,100                               100,812
Maidenform Brands Inc (a)(b)                                                   12,800                               231,936
Oxford Industries Inc                                                             900                                44,685
Phillips-Van Heusen                                                            17,300                               867,941
Quiksilver Inc (a)(b)                                                          13,200                               207,900
                                                                                                        --------------------
                                                                                                                  1,649,056
                                                                                                        --------------------
Applications Software (0.26%)
American Reprographics Co (b)                                                   3,100                               103,261
Mapinfo Corp (a)(b)                                                             6,700                                87,435
Progress Software Corp (a)(b)                                                   6,100                               170,373
Quest Software Inc (a)(b)                                                       6,100                                89,365
                                                                                                        --------------------
                                                                                                                    450,434
                                                                                                        --------------------
Audio & Video Products (0.03%)
Audiovox Corp (b)                                                               3,300                                46,497
                                                                                                        --------------------

Auto/Truck Parts & Equipment - Original (0.91%)
American Axle & Manufacturing Holdings (a)                                      5,200                                98,748
Auto/Truck Parts & Equipment - Original
ArvinMeritor Inc                                                               21,300                               388,299
Keystone Automotive Industries Inc (b)                                          3,100                               105,369
Lear Corp                                                                       2,400                                70,872
Modine Manufacturing Co                                                         9,000                               225,270
Tenneco Inc (a)(b)                                                             18,500                               457,320
TRW Automotive Holdings Corp (a)(b)                                             4,500                               116,415
Visteon Corp (a)(b)                                                            12,000                               101,760
                                                                                                        --------------------
                                                                                                                  1,564,053
                                                                                                        --------------------
Auto/Truck Parts & Equipment - Replacement (0.22%)
Aftermarket Technology Corp (a)(b)                                             17,800                               378,784
                                                                                                        --------------------

B2B - E-Commerce (0.20%)
Ariba Inc (a)(b)                                                               19,500                               150,930
webMethods Inc (a)(b)                                                          27,100                               199,456
                                                                                                        --------------------
                                                                                                                    350,386
                                                                                                        --------------------
Batteries & Battery Systems (0.14%)
Greatbatch Inc (a)(b)                                                           8,800                               236,896
                                                                                                        --------------------

Building - Heavy Construction (0.49%)
Granite Construction Inc                                                        7,500                               377,400
Washington Group International Inc (b)                                          7,900                               472,341
                                                                                                        --------------------
                                                                                                                    849,741
                                                                                                        --------------------
Building - Maintenance & Service (0.08%)
ABM Industries Inc                                                              5,700                               129,447
                                                                                                        --------------------

Building - Residential & Commercial (0.06%)
WCI Communities Inc (a)(b)                                                      5,000                                95,900
                                                                                                        --------------------

Building & Construction - Miscellaneous (0.03%)
Builders FirstSource Inc (b)                                                    3,100                                55,273
                                                                                                        --------------------

Building & Construction Products - Miscellaneous (0.20%)
NCI Building Systems Inc (a)(b)                                                 6,500                               336,375
                                                                                                        --------------------

Building Products - Air & Heating (0.10%)
Comfort Systems USA Inc (a)                                                    13,100                               165,584
                                                                                                        --------------------

Building Products - Cement & Aggregate (0.14%)
Eagle Materials Inc                                                             5,600                               242,088
                                                                                                        --------------------

Building Products - Doors & Windows (0.07%)
Apogee Enterprises Inc                                                          6,600                               127,446
                                                                                                        --------------------

Building Products - Light Fixtures (0.11%)
Genlyte Group Inc (b)                                                           2,500                               195,275
                                                                                                        --------------------

Building Products - Wood (0.21%)
Universal Forest Products Inc                                                   7,800                               363,636
                                                                                                        --------------------

Cable TV (0.46%)
Charter Communications Inc (a)(b)                                             125,700                               384,642
Lodgenet Entertainment Corp (a)(b)                                             16,000                               400,480
                                                                                                        --------------------
                                                                                                                    785,122
                                                                                                        --------------------

Capacitors (0.03%)
Kemet Corp (a)(b)                                                               7,000                                51,100
                                                                                                        --------------------

Casino Hotels (0.20%)
Ameristar Casinos Inc (a)                                                       1,300                                39,962
Aztar Corp (b)                                                                  3,900                               212,238
Monarch Casino & Resort Inc (b)                                                 3,700                                88,356
                                                                                                        --------------------
                                                                                                                    340,556
                                                                                                        --------------------
Cellular Telecommunications (0.15%)
Centennial Communications Corp                                                  8,300                                59,677
Dobson Communications Corp (a)(b)                                              21,800                               189,878
                                                                                                        --------------------
                                                                                                                    249,555
                                                                                                        --------------------
Chemicals - Diversified (0.53%)
FMC Corp                                                                        1,900                               145,445
Georgia Gulf Corp (a)                                                          12,400                               239,444
Innospec Inc                                                                    3,100                               144,305
Pioneer Cos Inc (b)                                                             2,700                                77,382
Rockwood Holdings Inc (a)(b)                                                    9,200                               232,392
Westlake Chemical Corp (a)                                                      2,300                                72,174
                                                                                                        --------------------
                                                                                                                    911,142
                                                                                                        --------------------
Chemicals - Plastics (0.36%)
PolyOne Corp (a)(b)                                                            42,000                               315,000
Spartech Corp                                                                  11,600                               304,152
                                                                                                        --------------------
                                                                                                                    619,152
                                                                                                        --------------------
Chemicals - Specialty (1.47%)
Arch Chemicals Inc                                                              2,700                                89,937
HB Fuller Co                                                                   28,300                               730,706
Hercules Inc (a)(b)                                                            28,300                               546,473
Minerals Technologies Inc (a)                                                   2,800                               164,612
NewMarket Corp                                                                  2,500                               147,625
OM Group Inc (b)                                                                4,300                               194,704
Sensient Technologies Corp (a)                                                 17,000                               418,200
WR Grace & Co (a)(b)                                                           11,900                               235,620
                                                                                                        --------------------
                                                                                                                  2,527,877
                                                                                                        --------------------
Circuit Boards (0.11%)
Park Electrochemical Corp                                                       3,500                                89,775
TTM Technologies Inc (a)(b)                                                     8,100                                91,773
                                                                                                        --------------------
                                                                                                                    181,548
                                                                                                        --------------------
Collectibles (0.17%)
RC2 Corp (a)(b)                                                                 6,800                               299,200
                                                                                                        --------------------

Commercial Banks (11.13%)
1st Source Corp                                                                 6,450                               207,239
Amcore Financial Inc (a)                                                        4,200                               137,214
AmericanWest Bancorp (a)                                                        2,500                                60,550
Ameris Bancorp                                                                  5,240                               147,663
Bancfirst Corp                                                                  2,500                               135,000
Bancorp Inc/Wilmington DE (a)(b)                                                2,500                                74,000
Bank of Granite Corp                                                            6,875                               130,419
Banner Corp                                                                     2,100                                93,114
Camden National Corp (a)                                                        2,800                               129,136
Capital Corp of the West (a)                                                    2,100                                67,389
Capitol Bancorp Ltd (a)                                                         4,000                               184,800
Cardinal Financial Corp                                                         7,100                                72,775
Cascade Bancorp (a)                                                             2,000                                62,060
Cathay General Bancorp (a)                                                      3,900                               134,589
Central Pacific Financial Corp (a)                                             12,600                               488,376

Commercial Banks
Chemical Financial Corp (a)                                                     5,793                               192,907
Chittenden Corp                                                                 3,100                                95,139
Citizens Banking Corp (a)                                                       5,100                               135,150
City Bank/Lynnwood WA                                                           3,900                               139,620
City Holding Co                                                                10,400                               425,256
Colonial BancGroup Inc/The                                                     15,300                               393,822
Columbia Banking System Inc (a)                                                 4,857                               170,578
Community Bancorp/NV (b)                                                        2,400                                72,456
Community Bank System Inc                                                       5,900                               135,700
Community Trust Bancorp Inc                                                     6,963                               289,173
Corus Bankshares Inc                                                           34,900                               805,143
Cullen/Frost Bankers Inc                                                        7,700                               429,814
CVB Financial Corp                                                              5,250                                75,915
East West Bancorp Inc                                                           5,500                               194,810
Farmers Capital Bank Corp (a)                                                   1,600                                54,608
First Bancorp/Puerto Rico (a)                                                  20,100                               191,553
First Charter Corp                                                              3,700                                91,020
First Citizens BancShares Inc/NC                                                  700                               141,848
First Community Bancorp Inc/CA (a)                                              4,600                               240,442
First Community Bancshares Inc/VA (a)                                           3,900                               154,284
First Regional Bancorp/Los Angeles CA (b)                                       2,700                                92,043
First Republic Bank/San Francisco CA (a)                                        9,550                               373,214
FNB Corp/PA                                                                     5,700                               104,139
FNB Corp/VA (a)                                                                 2,600                               108,030
Fremont General Corp                                                            6,300                               102,123
Great Southern Bancorp Inc (a)                                                  3,800                               112,138
Greater Bay Bancorp                                                            19,000                               500,270
Greene County Bancshares Inc (a)                                                1,600                                63,568
Hanmi Financial Corp                                                           45,400                             1,022,862
Heartland Financial USA Inc (a)                                                 2,300                                66,355
Heritage Commerce Corp (a)                                                      1,100                                29,304
Horizon Financial Corp                                                          2,625                                63,157
IBERIABANK Corp                                                                12,200                               720,410
Independent Bank Corp/MI                                                       12,531                               316,909
Independent Bank Corp/Rockland MA                                              11,700                               421,551
Integra Bank Corp                                                               6,100                               167,872
Intervest Bancshares Corp (b)                                                   4,500                               154,845
Irwin Financial Corp (a)                                                       17,400                               393,762
ITLA Capital Corp                                                               1,300                                75,283
Lakeland Financial Corp (a)                                                     1,400                                35,742
MainSource Financial Group Inc                                                  7,762                               131,482
MB Financial Inc (a)                                                            2,650                                99,666
MBT Financial Corp (a)                                                          2,900                                44,428
Mercantile Bank Corp (a)                                                        4,061                               153,100
Mid-State Bancshares                                                            5,900                               214,701
Nara Bancorp Inc                                                                5,500                               115,060
National Penn Bancshares Inc (a)                                                7,416                               150,174
Old Second Bancorp Inc                                                            532                                15,588
Oriental Financial Group (a)                                                    8,270                               107,097
Pacific Capital Bancorp (a)                                                     8,900                               298,862
Peoples Bancorp Inc/OH (a)                                                      4,365                               129,640
Prosperity Bancshares Inc (a)                                                   5,100                               176,001
Provident Bankshares Corp                                                      11,000                               391,600
Renasant Corp (a)                                                               5,250                               160,807
Republic Bancorp Inc/KY (a)                                                     1,272                                31,914
Republic Bancorp Inc/MI                                                        30,120                               405,415
R-G Financial Corp (a)                                                         23,550                               180,158
Royal Bancshares of Pennsylvania                                                1,261                                33,140
Santander BanCorp (a)                                                             900                                16,065
Commercial Banks
SCBT Financial Corp                                                             1,050                                43,817
Security Bank Corp/GA (a)                                                       4,200                                95,844
Sierra Bancorp                                                                    500                                14,670
Simmons First National Corp                                                     4,900                               154,595
Southwest Bancorp Inc/Stillwater OK                                            15,000                               417,900
Sterling Bancshares Inc/TX (a)                                                 41,650                               542,283
Sterling Financial Corp/PA (a)                                                  8,531                               201,929
Sterling Financial Corp/WA                                                     28,520                               964,261
SVB Financial Group (a)(b)                                                      4,100                               191,142
Taylor Capital Group Inc                                                        4,100                               150,101
Trico Bancshares (a)                                                            4,200                               114,282
UMB Financial Corp                                                              2,400                                87,624
Umpqua Holdings Corp                                                           15,893                               467,731
Union Bankshares Corp/VA (a)                                                    3,500                               107,065
United Bankshares Inc                                                           3,400                               131,410
United Community Banks Inc/GA                                                   3,300                               106,656
W Holding Co Inc                                                               30,592                               182,328
West Coast Bancorp/OR                                                          18,500                               640,840
Whitney Holding Corp                                                            5,900                               192,458
                                                                                                        --------------------
                                                                                                                 19,138,973
                                                                                                        --------------------
Commercial Services (0.50%)
Arbitron Inc (a)                                                                1,200                                52,128
First Advantage Corp (a)(b)                                                     5,000                               114,800
Startek Inc (a)                                                                 2,400                                32,496
TeleTech Holdings Inc (a)(b)                                                   16,000                               382,080
Vertrue Inc (a)(b)                                                              7,300                               280,393
                                                                                                        --------------------
                                                                                                                    861,897
                                                                                                        --------------------
Commercial Services - Finance (0.36%)
CBIZ Inc (a)(b)                                                                14,500                               101,065
Deluxe Corp (a)                                                                13,400                               337,680
Dollar Financial Corp (a)(b)                                                    6,528                               181,870
                                                                                                        --------------------
                                                                                                                    620,615
                                                                                                        --------------------
Communications Software (0.37%)
Avid Technology Inc (a)(b)                                                      4,800                               178,848
Digi International Inc (b)                                                     11,700                               161,343
Inter-Tel Inc                                                                  13,000                               288,080
                                                                                                        --------------------
                                                                                                                    628,271
                                                                                                        --------------------
Computer Aided Design (0.22%)
Aspen Technology Inc (a)(b)                                                    10,600                               116,812
Parametric Technology Corp (a)(b)                                              14,280                               257,326
                                                                                                        --------------------
                                                                                                                    374,138
                                                                                                        --------------------
Computer Services (0.64%)
Ciber Inc (b)                                                                  16,300                               110,514
Covansys Corp (b)                                                              13,800                               316,710
Perot Systems Corp (b)                                                         21,500                               352,385
SI International Inc (b)                                                        2,500                                81,050
SYKES Enterprises Inc (a)(b)                                                    7,400                               130,536
Tyler Technologies Inc (a)(b)                                                   8,300                               116,698
                                                                                                        --------------------
                                                                                                                  1,107,893
                                                                                                        --------------------
Computers (0.21%)
Gateway Inc (a)(b)                                                             18,300                                36,783
Palm Inc (a)(b)                                                                23,180                               326,606
                                                                                                        --------------------
                                                                                                                    363,389
                                                                                                        --------------------
Computers - Integrated Systems (0.89%)
Agilysys Inc                                                                   18,900                               316,386
Brocade Communications Systems Inc (b)                                         69,600                               571,416

Computers - Integrated Systems
Kronos Inc/MA (a)(b)                                                            3,500                               128,590
McData Corp - A Shares (a)(b)                                                  44,600                               247,530
MTS Systems Corp                                                                2,700                               104,274
Radisys Corp (b)                                                                9,700                               161,699
                                                                                                        --------------------
                                                                                                                  1,529,895
                                                                                                        --------------------
Computers - Memory Devices (0.55%)
Hutchinson Technology Inc (a)(b)                                                6,800                               160,276
Imation Corp                                                                    8,200                               380,726
Komag Inc (a)(b)                                                                4,700                               178,036
Quantum Corp (b)                                                               81,600                               189,312
Silicon Storage Technology Inc (b)                                              7,200                                32,472
                                                                                                        --------------------
                                                                                                                    940,822
                                                                                                        --------------------
Computers - Peripheral Equipment (0.21%)
Electronics for Imaging (b)                                                    13,900                               369,462
                                                                                                        --------------------

Computers - Voice Recognition (0.06%)
Talx Corp (a)                                                                   4,000                               109,800
                                                                                                        --------------------

Consulting Services (0.76%)
BearingPoint Inc (a)(b)                                                        53,500                               421,045
Clark Inc (a)                                                                   3,600                                59,868
CRA International Inc (a)(b)                                                    1,200                                62,880
FTI Consulting Inc (a)(b)                                                       4,300                               119,927
Gartner Inc (b)                                                                12,900                               255,291
MAXIMUS Inc (a)                                                                 4,300                               132,354
Watson Wyatt Worldwide Inc                                                      5,600                               252,840
                                                                                                        --------------------
                                                                                                                  1,304,205
                                                                                                        --------------------
Consumer Products - Miscellaneous (0.87%)
Prestige Brands Holdings Inc (b)                                               20,700                               269,514
Spectrum Brands Inc (a)(b)                                                      4,800                                52,320
Tupperware Brands Corp (a)                                                     48,600                             1,098,846
Yankee Candle Co Inc (a)                                                        2,400                                82,272
                                                                                                        --------------------
                                                                                                                  1,502,952
                                                                                                        --------------------
Containers - Metal & Glass (1.06%)
Greif Inc (a)                                                                   7,600                               899,840
Silgan Holdings Inc (a)                                                        21,100                               926,712
                                                                                                        --------------------
                                                                                                                  1,826,552
                                                                                                        --------------------
Cosmetics & Toiletries (0.23%)
Chattem Inc (a)(b)                                                              1,600                                80,128
Elizabeth Arden Inc (b)                                                        16,500                               314,325
                                                                                                        --------------------
                                                                                                                    394,453
                                                                                                        --------------------
Data Processing & Management (0.14%)
CSG Systems International Inc (b)                                               7,500                               200,475
infoUSA Inc                                                                     2,700                                32,157
                                                                                                        --------------------
                                                                                                                    232,632
                                                                                                        --------------------
Decision Support Software (0.08%)
QAD Inc (a)                                                                     2,900                                24,331
SPSS Inc (b)                                                                    3,900                               117,273
                                                                                                        --------------------
                                                                                                                    141,604
                                                                                                        --------------------
Diagnostic Kits (0.06%)
Biosite Inc (a)(b)                                                              2,200                               107,470
                                                                                                        --------------------

Disposable Medical Products (0.03%)
ICU Medical Inc (a)(b)                                                          1,200                                48,816
                                                                                                        --------------------


Distribution & Wholesale (0.67%)
Brightpoint Inc (a)(b)                                                          7,260                                97,647
Building Materials Holding Corp                                                16,500                               407,385
United Stationers Inc (b)                                                      10,900                               508,921
Watsco Inc (a)                                                                  3,000                               141,480
                                                                                                        --------------------
                                                                                                                  1,155,433
                                                                                                        --------------------
Diversified Manufacturing Operations (1.56%)
Actuant Corp (a)                                                                3,300                               157,245
Acuity Brands Inc (a)                                                          10,900                               567,236
Ameron International Corp (a)                                                   3,000                               229,110
AO Smith Corp (a)                                                               7,700                               289,212
Barnes Group Inc (a)                                                           25,200                               548,100
EnPro Industries Inc (a)(b)                                                    14,300                               474,903
Federal Signal Corp                                                             8,600                               137,944
Griffon Corp (a)(b)                                                             7,710                               196,605
Jacuzzi Brands Inc (a)(b)                                                       6,000                                74,580
                                                                                                        --------------------
                                                                                                                  2,674,935
                                                                                                        --------------------
Diversified Operations & Commercial Services (0.25%)
Viad Corp                                                                       7,700                               312,620
Volt Information Sciences Inc (b)                                               2,300                               115,483
                                                                                                        --------------------
                                                                                                                    428,103
                                                                                                        --------------------
E-Commerce - Products (0.14%)
FTD Group Inc (a)                                                              13,800                               246,882
                                                                                                        --------------------

Electric - Integrated (2.91%)
Allete Inc                                                                      2,600                               121,004
Avista Corp                                                                    31,600                               799,796
Black Hills Corp (a)                                                            6,900                               254,886
CH Energy Group Inc                                                             4,100                               216,480
Cleco Corp (a)                                                                 12,800                               322,944
El Paso Electric Co (b)                                                        25,100                               611,687
Empire District Electric Co/The (a)                                             5,500                               135,795
Great Plains Energy Inc                                                         4,500                               143,100
Idacorp Inc                                                                    13,500                               521,775
PNM Resources Inc (a)                                                           7,800                               242,580
UIL Holdings Corp (a)                                                           2,000                                84,380
Unisource Energy Corp                                                          25,000                               913,250
Westar Energy Inc                                                              24,400                               633,424
                                                                                                        --------------------
                                                                                                                  5,001,101
                                                                                                        --------------------
Electronic Components - Miscellaneous (0.57%)
Bel Fuse Inc                                                                    4,000                               139,160
Benchmark Electronics Inc (b)                                                  13,000                               316,680
CTS Corp                                                                       18,800                               295,160
Methode Electronics Inc                                                         6,700                                72,561
Plexus Corp (a)(b)                                                              3,100                                74,028
Technitrol Inc                                                                  3,800                                90,782
                                                                                                        --------------------
                                                                                                                    988,371
                                                                                                        --------------------
Electronic Components - Semiconductors (0.73%)
Actel Corp (b)                                                                  5,200                                94,432
AMIS Holdings Inc (a)(b)                                                        5,300                                56,021
Amkor Technology Inc (a)(b)                                                    18,000                               168,120
Applied Micro Circuits Corp (b)                                                37,600                               133,856
Conexant Systems Inc (a)(b)                                                   112,100                               228,684
DSP Group Inc (b)                                                               5,100                               110,670
Kopin Corp (a)(b)                                                               1,900                                 6,783
Lattice Semiconductor Corp (a)(b)                                              14,000                                90,720
Omnivision Technologies Inc (a)(b)                                              6,500                                88,725
ON Semiconductor Corp (a)(b)                                                   14,500                               109,765
Electronic Components - Semiconductors
Skyworks Solutions Inc (a)(b)                                                  12,000                                84,960
Zoran Corp (b)                                                                  6,200                                90,396
                                                                                                        --------------------
                                                                                                                  1,263,132
                                                                                                        --------------------
Electronic Design Automation (0.25%)
Magma Design Automation Inc (a)(b)                                              8,500                                75,905
Mentor Graphics Corp (a)(b)                                                    19,800                               356,994
                                                                                                        --------------------
                                                                                                                    432,899
                                                                                                        --------------------
Electronic Measurement Instruments (0.18%)
Itron Inc (a)(b)                                                                2,100                               108,864
Molecular Devices Corp (a)(b)                                                   5,000                               105,350
Zygo Corp (a)(b)                                                                5,700                                93,765
                                                                                                        --------------------
                                                                                                                    307,979
                                                                                                        --------------------
Energy - Alternate Sources (0.01%)
Quantum Fuel Systems Technologies World (a)(b)                                  8,100                                12,960
                                                                                                        --------------------

Engineering - Research & Development Services (0.24%)
EMCOR Group Inc (b)                                                             2,700                               153,495
Shaw Group Inc/The (a)(b)                                                       3,400                               113,900
URS Corp (b)                                                                    3,500                               149,975
                                                                                                        --------------------
                                                                                                                    417,370
                                                                                                        --------------------
Engines - Internal Combustion (0.08%)
Briggs & Stratton Corp (a)                                                      5,200                               140,140
                                                                                                        --------------------

Enterprise Software & Services (0.67%)
JDA Software Group Inc (a)(b)                                                   5,600                                77,112
Lawson Software Inc (a)(b)                                                     16,500                               121,935
Mantech International Corp (a)(b)                                               3,800                               139,954
Packeteer Inc (b)                                                               7,100                                96,560
Sybase Inc (a)(b)                                                              27,800                               686,660
SYNNEX Corp (a)(b)                                                              1,000                                21,940
                                                                                                        --------------------
                                                                                                                  1,144,161
                                                                                                        --------------------
Environmental Consulting & Engineering (0.01%)
Tetra Tech Inc (a)(b)                                                           1,000                                18,090
                                                                                                        --------------------

Fiduciary Banks (0.16%)
Boston Private Financial Holdings Inc (a)                                       3,700                               104,377
Wilmington Trust Corp                                                           4,200                               177,114
                                                                                                        --------------------
                                                                                                                    281,491
                                                                                                        --------------------
Finance - Consumer Loans (0.57%)
Asta Funding Inc (a)                                                            4,800                               146,112
Ocwen Financial Corp (a)(b)                                                     9,600                               152,256
World Acceptance Corp (a)(b)                                                   14,600                               685,470
                                                                                                        --------------------
                                                                                                                    983,838
                                                                                                        --------------------
Finance - Credit Card (0.39%)
Advanta Corp - B Shares                                                         8,800                               383,944
CompuCredit Corp (a)(b)                                                         7,300                               290,613
                                                                                                        --------------------
                                                                                                                    674,557
                                                                                                        --------------------
Finance - Investment Banker & Broker (0.77%)
Greenhill & Co Inc (a)                                                            400                                29,520
Investment Technology Group Inc (b)                                             5,300                               227,264
Knight Capital Group Inc (b)                                                   40,200                               770,634
LaBranche & Co Inc (a)(b)                                                      13,800                               135,654
Piper Jaffray Cos (a)(b)                                                        2,600                               169,390
                                                                                                        --------------------
                                                                                                                  1,332,462
                                                                                                        --------------------

Finance - Leasing Company (0.20%)
Financial Federal Corp (a)                                                      7,350                               216,164
Marlin Business Services Corp (a)(b)                                            5,100                               122,553
                                                                                                        --------------------
                                                                                                                    338,717
                                                                                                        --------------------
Finance - Mortgage Loan/Banker (0.24%)
Accredited Home Lenders Holding Co (a)(b)                                       5,700                               155,496
CharterMac                                                                      8,000                               171,760
Doral Financial Corp (a)                                                       11,000                                31,570
Federal Agricultural Mortgage Corp                                              2,200                                59,686
                                                                                                        --------------------
                                                                                                                    418,512
                                                                                                        --------------------
Finance - Other Services (0.01%)
eSpeed Inc (b)                                                                  1,000                                 8,730
                                                                                                        --------------------

Food - Baking (0.23%)
Flowers Foods Inc                                                              14,725                               397,428
                                                                                                        --------------------

Food - Canned (0.09%)
TreeHouse Foods Inc (a)(b)                                                      5,100                               159,120
                                                                                                        --------------------

Food - Meat Products (0.02%)
Premium Standard Farms Inc                                                      1,600                                29,712
                                                                                                        --------------------

Food - Miscellaneous/Diversified (0.40%)
Chiquita Brands International Inc (a)                                          18,700                               298,639
J&J Snack Foods Corp (a)                                                        2,500                               103,500
Ralcorp Holdings Inc (a)(b)                                                     5,500                               279,895
                                                                                                        --------------------
                                                                                                                    682,034
                                                                                                        --------------------
Food - Retail (0.04%)
Ruddick Corp                                                                    2,500                                69,375
                                                                                                        --------------------

Food - Wholesale & Distribution (0.32%)
Nash Finch Co (a)                                                               2,500                                68,250
Performance Food Group Co (b)                                                   2,700                                74,628
Spartan Stores Inc                                                             19,200                               401,856
                                                                                                        --------------------
                                                                                                                    544,734
                                                                                                        --------------------
Footwear & Related Apparel (0.34%)
Deckers Outdoor Corp (a)(b)                                                     1,900                               113,905
Skechers U.S.A. Inc (b)                                                        11,200                               373,072
Wolverine World Wide Inc                                                        3,700                               105,524
                                                                                                        --------------------
                                                                                                                    592,501
                                                                                                        --------------------
Funeral Services & Related Items (0.14%)
Stewart Enterprises Inc                                                        38,800                               242,500
                                                                                                        --------------------

Gas - Distribution (2.36%)
Atmos Energy Corp (a)                                                           4,100                               130,831
Laclede Group Inc/The (a)                                                      12,500                               437,875
New Jersey Resources Corp                                                      16,700                               811,286
Nicor Inc                                                                      10,100                               472,680
Northwest Natural Gas Co                                                        9,700                               411,668
Piedmont Natural Gas Co (a)                                                     3,500                                93,625
South Jersey Industries Inc (a)                                                19,800                               661,518
Southwest Gas Corp                                                             23,900                               917,043
WGL Holdings Inc                                                                3,500                               114,030
                                                                                                        --------------------
                                                                                                                  4,050,556
                                                                                                        --------------------

Health Care Cost Containment (0.04%)
Healthspring Inc (a)(b)                                                         3,200                                65,120
                                                                                                        --------------------

Home Furnishings (0.48%)
Ethan Allen Interiors Inc                                                       7,700                               278,047
Furniture Brands International Inc (a)                                         13,000                               210,990
Kimball International Inc (a)                                                   8,200                               199,260
Sealy Corp (a)                                                                  9,200                               135,700
                                                                                                        --------------------
                                                                                                                    823,997
                                                                                                        --------------------
Human Resources (0.55%)
AMN Healthcare Services Inc (a)(b)                                             11,000                               302,940
Heidrick & Struggles International Inc (b)                                      2,900                               122,844
Kforce Inc (a)(b)                                                               9,400                               114,398
MPS Group Inc (b)                                                              11,650                               165,197
Spherion Corp (b)                                                              32,800                               243,704
                                                                                                        --------------------
                                                                                                                    949,083
                                                                                                        --------------------
Identification Systems - Development (0.17%)
Checkpoint Systems Inc (a)(b)                                                  12,800                               258,560
Paxar Corp (a)(b)                                                               1,100                                25,366
                                                                                                        --------------------
                                                                                                                    283,926
                                                                                                        --------------------
Instruments - Controls (0.14%)
Watts Water Technologies Inc (a)                                                6,000                               246,660
                                                                                                        --------------------

Internet Application Software (0.12%)
Interwoven Inc (a)(b)                                                          14,000                               205,380
                                                                                                        --------------------

Internet Connectivity Services (0.02%)
Redback Networks Inc (a)(b)                                                     1,600                                39,904
                                                                                                        --------------------

Internet Content - Information & News (0.10%)
Harris Interactive Inc (b)                                                     22,000                               110,880
ProQuest Co (a)(b)                                                              5,300                                55,385
                                                                                                        --------------------
                                                                                                                    166,265
                                                                                                        --------------------
Internet Infrastructure Equipment (0.32%)
Avocent Corp (b)                                                               16,100                               544,985
                                                                                                        --------------------

Internet Infrastructure Software (0.14%)
TIBCO Software Inc (a)(b)                                                      24,900                               235,056
                                                                                                        --------------------

Internet Security (0.19%)
Ipass Inc (b)                                                                   6,800                                39,984
Secure Computing Corp (a)(b)                                                   12,700                                83,312
SonicWALL Inc (b)                                                              24,200                               203,764
                                                                                                        --------------------
                                                                                                                    327,060
                                                                                                        --------------------
Intimate Apparel (0.03%)
Warnaco Group Inc/The (b)                                                       2,300                                58,374
                                                                                                        --------------------

Investment Companies (0.42%)
MCG Capital Corp (a)                                                           11,600                               235,712
Medallion Financial Corp                                                        7,100                                87,827
Technology Investment Capital Corp (a)                                         24,679                               398,319
                                                                                                        --------------------
                                                                                                                    721,858
                                                                                                        --------------------
Investment Management & Advisory Services (0.15%)
Calamos Asset Management Inc (a)                                                3,900                               104,637
National Financial Partners Corp                                                3,500                               153,895
                                                                                                        --------------------
                                                                                                                    258,532
                                                                                                        --------------------

Lasers - Systems & Components (0.44%)
Coherent Inc (b)                                                                8,200                               258,874
Cymer Inc (a)(b)                                                                1,800                                79,110
Electro Scientific Industries Inc (b)                                           1,300                                26,182
Newport Corp (b)                                                               11,800                               247,210
Rofin-Sinar Technologies Inc (a)(b)                                             2,400                               145,104
                                                                                                        --------------------
                                                                                                                    756,480
                                                                                                        --------------------
Leisure & Recreation Products (0.27%)
K2 Inc (b)                                                                     26,300                               346,897
Multimedia Games Inc (a)(b)                                                    11,600                               111,360
                                                                                                        --------------------
                                                                                                                    458,257
                                                                                                        --------------------
Life & Health Insurance (0.80%)
Delphi Financial Group (a)                                                     25,250                             1,021,615
Phoenix Cos Inc/The                                                            11,900                               189,091
Universal American Financial Corp (b)                                           8,400                               156,576
                                                                                                        --------------------
                                                                                                                  1,367,282
                                                                                                        --------------------
Machinery - Construction & Mining (0.05%)
Astec Industries Inc (b)                                                        2,500                                87,750
                                                                                                        --------------------

Machinery - Electrical (0.30%)
Regal-Beloit Corp                                                               9,900                               519,849
                                                                                                        --------------------

Machinery - Farm (0.04%)
Gehl Co (a)(b)                                                                  2,300                                63,319
                                                                                                        --------------------

Machinery - General Industry (1.03%)
Applied Industrial Technologies Inc                                            38,150                             1,003,726
Kadant Inc (a)(b)                                                                 800                                19,504
Sauer-Danfoss Inc                                                               4,000                               129,000
Tennant Co (a)                                                                  4,600                               133,400
Wabtec Corp                                                                    15,700                               476,966
                                                                                                        --------------------
                                                                                                                  1,762,596
                                                                                                        --------------------
Machinery - Material Handling (0.23%)
Cascade Corp                                                                    4,200                               222,180
NACCO Industries Inc                                                            1,300                               177,580
                                                                                                        --------------------
                                                                                                                    399,760
                                                                                                        --------------------
Machinery - Pumps (0.01%)
Tecumseh Products Co (a)(b)                                                     1,000                                16,900
                                                                                                        --------------------

Medical  - Outpatient & Home Medical Care (0.05%)
Apria Healthcare Group Inc (a)(b)                                               3,400                                90,610
                                                                                                        --------------------

Medical - Biomedical/Gene (0.51%)
Applera Corp - Celera Group (b)                                                 4,200                                58,758
Arena Pharmaceuticals Inc (a)(b)                                                5,000                                64,550
Bio-Rad Laboratories Inc (b)                                                    5,000                               412,600
Lifecell Corp (a)(b)                                                            5,900                               142,426
Martek Biosciences Corp (a)(b)                                                    400                                 9,336
Medivation Inc (a)(b)                                                           3,000                                47,460
Nektar Therapeutics (a)(b)                                                      6,000                                91,260
Savient Pharmaceuticals Inc (b)                                                 4,100                                45,961
                                                                                                        --------------------
                                                                                                                    872,351
                                                                                                        --------------------
Medical - Drugs (0.33%)
Adams Respiratory Therapeutics Inc (b)                                          3,300                               134,673
Adolor Corp (a)(b)                                                              5,739                                43,157
Cubist Pharmaceuticals Inc (a)(b)                                               3,600                                65,196
Sciele Pharma Inc (a)(b)                                                        7,000                               168,000
Medical - Drugs
Valeant Pharmaceuticals International                                           3,900                                67,236
Viropharma Inc (a)(b)                                                           5,700                                83,448
                                                                                                        --------------------
                                                                                                                    561,710
                                                                                                        --------------------
Medical - Generic Drugs (0.32%)
Alpharma Inc                                                                   13,600                               327,760
Perrigo Co (a)                                                                 13,300                               230,090
                                                                                                        --------------------
                                                                                                                    557,850
                                                                                                        --------------------
Medical - HMO (0.78%)
AMERIGROUP Corp (b)                                                            19,700                               707,033
Magellan Health Services Inc (b)                                                9,200                               397,624
Molina Healthcare Inc (a)(b)                                                    2,300                                74,773
Sierra Health Services Inc (a)(b)                                               4,700                               169,388
                                                                                                        --------------------
                                                                                                                  1,348,818
                                                                                                        --------------------
Medical - Nursing Homes (0.13%)
Genesis HealthCare Corp (a)(b)                                                    300                                14,169
Kindred Healthcare Inc (a)(b)                                                   8,100                               204,525
                                                                                                        --------------------
                                                                                                                    218,694
                                                                                                        --------------------
Medical - Outpatient & Home Medical Care (0.39%)
Gentiva Health Services Inc (b)                                                32,200                               613,732
Res-Care Inc (b)                                                                3,200                                58,080
                                                                                                        --------------------
                                                                                                                    671,812
                                                                                                        --------------------
Medical Information Systems (0.28%)
Computer Programs & Systems Inc (a)                                             1,700                                57,783
Per-Se Technologies Inc (a)(b)                                                 15,100                               419,478
                                                                                                        --------------------
                                                                                                                    477,261
                                                                                                        --------------------
Medical Instruments (0.05%)
Conmed Corp (a)(b)                                                              3,500                                80,920
SurModics Inc (a)(b)                                                              400                                12,448
                                                                                                        --------------------
                                                                                                                     93,368
                                                                                                        --------------------
Medical Products (0.35%)
Haemonetics Corp/Mass (b)                                                       2,900                               130,558
HealthTronics Inc (b)                                                          11,400                                75,924
Invacare Corp                                                                   3,400                                83,470
PSS World Medical Inc (a)(b)                                                   11,700                               228,501
Viasys Healthcare Inc (b)                                                       2,700                                75,114
                                                                                                        --------------------
                                                                                                                    593,567
                                                                                                        --------------------
Medical Sterilization Products (0.12%)
STERIS Corp                                                                     8,200                               206,394
                                                                                                        --------------------

Metal - Iron (0.05%)
Gibraltar Industries Inc (a)                                                    3,700                                86,987
                                                                                                        --------------------

Metal Processors & Fabrication (0.88%)
CIRCOR International Inc (a)                                                    4,800                               176,592
Commercial Metals Co                                                           16,000                               412,800
Mueller Industries Inc                                                          6,300                               199,710
NN INC                                                                         11,600                               144,188
Quanex Corp                                                                    16,875                               583,706
                                                                                                        --------------------
                                                                                                                  1,516,996
                                                                                                        --------------------
Miscellaneous Manufacturers (0.14%)
Freightcar America Inc (a)                                                      1,600                                88,720
Reddy Ice Holdings Inc                                                          5,700                               147,174
                                                                                                        --------------------
                                                                                                                    235,894
                                                                                                        --------------------

Motion Pictures & Services (0.12%)
Macrovision Corp (a)(b)                                                         7,300                               206,298
                                                                                                        --------------------

MRI - Medical Diagnostic Imaging (0.08%)
Alliance Imaging Inc (b)                                                       20,200                               134,330
                                                                                                        --------------------

Multi-Line Insurance (0.13%)
Direct General Corp                                                             4,800                                99,072
Horace Mann Educators Corp                                                      5,900                               119,180
                                                                                                        --------------------
                                                                                                                    218,252
                                                                                                        --------------------
Multimedia (0.11%)
Entravision Communications Corp (b)                                             9,800                                80,556
Media General Inc                                                               2,700                               100,359
                                                                                                        --------------------
                                                                                                                    180,915
                                                                                                        --------------------
Music (0.09%)
Steinway Musical Instruments (a)(b)                                             4,900                               151,851
                                                                                                        --------------------

Networking Products (0.88%)
Adaptec Inc (b)                                                                20,700                                96,462
Aeroflex Inc (b)                                                               28,900                               338,708
Anixter International Inc (b)                                                   6,600                               358,380
Black Box Corp                                                                  5,100                               214,149
Foundry Networks Inc (a)(b)                                                    13,300                               199,234
Hypercom Corp (a)(b)                                                            7,500                                47,625
Polycom Inc (a)(b)                                                              4,500                               139,095
SafeNet Inc (a)(b)                                                              4,776                               114,337
                                                                                                        --------------------
                                                                                                                  1,507,990
                                                                                                        --------------------
Non-Ferrous Metals (0.20%)
USEC Inc                                                                       27,200                               345,984
                                                                                                        --------------------

Non-Hazardous Waste Disposal (0.02%)
Waste Services Inc (b)                                                          3,866                                38,080
                                                                                                        --------------------

Office Automation & Equipment (0.27%)
Global Imaging Systems Inc (b)                                                  1,200                                26,340
IKON Office Solutions Inc (a)                                                  26,700                               437,079
                                                                                                        --------------------
                                                                                                                    463,419
                                                                                                        --------------------
Office Supplies & Forms (0.35%)
Ennis Inc                                                                       3,400                                83,164
John H Harland Co (a)                                                          10,400                               522,080
                                                                                                        --------------------
                                                                                                                    605,244
                                                                                                        --------------------
Oil - Field Services (1.16%)
Basic Energy Services Inc (a)(b)                                                4,100                               101,065
Hanover Compressor Co (a)(b)                                                    5,200                                98,228
Helix Energy Solutions Group Inc (a)(b)                                           741                                23,245
Oil States International Inc (a)(b)                                            11,700                               377,091
RPC Inc (a)                                                                    11,813                               199,395
Trico Marine Services Inc (b)                                                  20,400                               781,524
Union Drilling Inc (a)(b)                                                       7,000                                98,560
Universal Compression Holdings Inc (b)                                          4,950                               307,445
                                                                                                        --------------------
                                                                                                                  1,986,553
                                                                                                        --------------------
Oil & Gas Drilling (0.06%)
Parker Drilling Co (b)                                                         13,500                               110,295
                                                                                                        --------------------

Oil Company - Exploration & Production (1.37%)
Bois d'Arc Energy Inc (a)(b)                                                    5,900                                86,317

Oil Company - Exploration & Production
Callon Petroleum Co (b)                                                        12,600                               189,378
Cimarex Energy Co                                                               4,700                               171,550
Comstock Resources Inc (a)(b)                                                   7,000                               217,420
Edge Petroleum Corp (a)(b)                                                      4,500                                82,080
Energy Partners Ltd (a)(b)                                                      8,000                               195,360
Harvest Natural Resources Inc (b)                                              12,000                               127,560
Houston Exploration Co (a)(b)                                                   5,900                               305,502
PetroHawk Energy Corp (a)(b)                                                    9,300                               106,950
Rosetta Resources Inc (b)                                                       1,500                                28,005
Stone Energy Corp (b)                                                          10,400                               367,640
Swift Energy Co (a)(b)                                                         10,700                               479,467
                                                                                                        --------------------
                                                                                                                  2,357,229
                                                                                                        --------------------
Oil Field Machinery & Equipment (0.11%)
Lone Star Technologies Inc (a)(b)                                               3,900                               188,799
                                                                                                        --------------------

Oil Refining & Marketing (0.24%)
Alon USA Energy Inc (a)                                                         3,000                                78,930
Giant Industries Inc (b)                                                        2,400                               179,880
Western Refining Inc                                                            5,900                               150,214
                                                                                                        --------------------
                                                                                                                    409,024
                                                                                                        --------------------
Optical Supplies (0.05%)
Oakley Inc (a)                                                                  4,300                                86,258
                                                                                                        --------------------

Paper & Related Products (0.57%)
Buckeye Technologies Inc (b)                                                   12,900                               154,542
Glatfelter                                                                      7,000                               108,500
Rock-Tenn Co                                                                   15,900                               431,049
Schweitzer-Mauduit International Inc                                           11,100                               289,155
                                                                                                        --------------------
                                                                                                                    983,246
                                                                                                        --------------------
Physical Therapy & Rehabilitation Centers (0.26%)
Psychiatric Solutions Inc (b)                                                  12,000                               450,240
                                                                                                        --------------------

Power Converter & Supply Equipment (0.06%)
Advanced Energy Industries Inc (a)(b)                                           5,700                               107,559
                                                                                                        --------------------

Printing - Commercial (0.19%)
Banta Corp                                                                      1,000                                36,400
Consolidated Graphics Inc (a)(b)                                                4,000                               236,280
Valassis Communications Inc (b)                                                 4,000                                58,000
                                                                                                        --------------------
                                                                                                                    330,680
                                                                                                        --------------------
Private Corrections (0.27%)
Geo Group Inc/The (a)(b)                                                       12,450                               467,124
                                                                                                        --------------------

Property & Casualty Insurance (3.62%)
American Physicians Capital Inc (b)                                             4,200                               168,168
Argonaut Group Inc (b)                                                         16,500                               575,190
Harleysville Group Inc                                                          4,600                               160,172
Infinity Property & Casualty Corp (a)                                           6,100                               295,179
LandAmerica Financial Group Inc (a)                                            11,200                               706,832
Navigators Group Inc (b)                                                        5,100                               245,718
Ohio Casualty Corp                                                             14,500                               432,245
PMA Capital Corp (b)                                                           48,700                               449,014
ProAssurance Corp (a)(b)                                                        6,100                               304,512
RLI Corp                                                                        1,400                                78,988
Safety Insurance Group Inc                                                     10,800                               547,668
SeaBright Insurance Holdings Inc (b)                                            8,200                               147,682

Property & Casualty Insurance
Selective Insurance Group (a)                                                   8,000                               458,320
State Auto Financial Corp                                                       3,300                               114,609
Stewart Information Services Corp (a)                                          10,300                               446,608
Zenith National Insurance Corp                                                 23,200                             1,088,312
                                                                                                        --------------------
                                                                                                                  6,219,217
                                                                                                        --------------------
Publicly Traded Investment Fund (0.27%)
iShares Russell 2000 Value Index Fund (a)                                       5,800                               464,116
                                                                                                        --------------------

Publishing - Books (0.28%)
Scholastic Corp (b)                                                            13,400                               480,256
                                                                                                        --------------------

Publishing - Newspapers (0.58%)
Journal Register Co (a)                                                         9,600                                70,080
Lee Enterprises Inc (a)                                                        29,800                               925,588
                                                                                                        --------------------
                                                                                                                    995,668
                                                                                                        --------------------
Racetracks (0.04%)
Speedway Motorsports Inc                                                        1,800                                69,120
                                                                                                        --------------------

Radio (0.70%)
Cox Radio Inc (b)                                                              26,900                               438,470
Entercom Communications Corp (a)                                               12,600                               355,068
Radio One Inc - Class D (b)                                                    44,100                               297,234
Westwood One Inc (a)                                                           16,200                               114,372
                                                                                                        --------------------
                                                                                                                  1,205,144
                                                                                                        --------------------
Real Estate Magagement & Services (0.03%)
Housevalues Inc (a)(b)                                                          7,800                                43,914
                                                                                                        --------------------

Recycling (0.06%)
Metal Management Inc                                                            2,600                                98,410
                                                                                                        --------------------

Reinsurance (0.11%)
Odyssey Re Holdings Corp                                                        4,900                               182,770
                                                                                                        --------------------

REITS - Apartments (0.69%)
Post Properties Inc                                                            26,100                             1,192,770
                                                                                                        --------------------

REITS - Diversified (1.28%)
Entertainment Properties Trust                                                  3,500                               204,540
Lexington Corporate Properties Trust                                           52,830                             1,184,977
Spirit Finance Corp                                                            65,700                               819,279
                                                                                                        --------------------
                                                                                                                  2,208,796
                                                                                                        --------------------
REITS - Healthcare (1.00%)
Health Care REIT Inc (a)                                                        3,300                               141,966
LTC Properties Inc                                                              9,500                               259,445
Medical Properties Trust Inc (a)                                               11,200                               171,360
National Health Investors Inc                                                   7,900                               260,700
Nationwide Health Properties Inc (a)                                            5,500                               166,210
Omega Healthcare Investors Inc                                                  9,700                               171,884
Senior Housing Properties Trust (a)                                            22,500                               550,800
                                                                                                        --------------------
                                                                                                                  1,722,365
                                                                                                        --------------------
REITS - Hotels (2.56%)
Ashford Hospitality Trust Inc                                                  21,000                               261,450
Equity Inns Inc                                                                26,200                               418,152
FelCor Lodging Trust Inc                                                       72,500                             1,583,400
Hersha Hospitality Trust                                                       13,200                               149,688
Highland Hospitality Corp                                                      15,900                               226,575
REITS - Hotels
Innkeepers USA Trust                                                           37,000                               573,500
LaSalle Hotel Properties                                                        8,100                               371,385
Sunstone Hotel Investors Inc                                                   21,400                               572,022
Winston Hotels Inc                                                             18,500                               245,125
                                                                                                        --------------------
                                                                                                                  4,401,297
                                                                                                        --------------------
REITS - Manufactured Homes (0.21%)
Equity Lifestyle Properties Inc                                                 6,600                               359,238
                                                                                                        --------------------

REITS - Mortgage (1.44%)
American Home Mortgage Investment Corp                                         19,659                               690,424
Anthracite Capital Inc                                                         42,500                               541,025
Capital Trust Inc/NY                                                            3,900                               194,766
IMPAC Mortgage Holdings Inc (a)                                                20,700                               182,160
MFA Mortgage Investments Inc                                                   12,837                                98,717
Newcastle Investment Corp                                                       4,500                               140,940
RAIT Financial Trust                                                           18,200                               627,536
                                                                                                        --------------------
                                                                                                                  2,475,568
                                                                                                        --------------------
REITS - Office Property (1.13%)
BioMed Realty Trust Inc                                                        19,100                               546,260
Columbia Equity Trust Inc                                                       3,000                                57,330
Government Properties Trust Inc                                                13,500                               143,100
Kilroy Realty Corp                                                              8,700                               678,600
Maguire Properties Inc                                                          5,900                               236,000
Parkway Properties Inc/Md                                                       5,500                               280,555
                                                                                                        --------------------
                                                                                                                  1,941,845
                                                                                                        --------------------
REITS - Regional Malls (0.62%)
Pennsylvania Real Estate Investment Trust (a)                                  27,000                             1,063,260
                                                                                                        --------------------

REITS - Shopping Centers (0.48%)
Cedar Shopping Centers Inc                                                     10,600                               168,646
Kite Realty Group Trust                                                         4,300                                80,066
Saul Centers Inc                                                               10,500                               579,495
                                                                                                        --------------------
                                                                                                                    828,207
                                                                                                        --------------------
REITS - Single Tenant (0.21%)
National Retail Properties Inc (a)                                              7,500                               172,125
Realty Income Corp                                                              6,900                               191,130
                                                                                                        --------------------
                                                                                                                    363,255
                                                                                                        --------------------
REITS - Storage (0.04%)
Extra Space Storage Inc (a)                                                     4,000                                73,040
                                                                                                        --------------------

REITS - Warehouse & Industrial (0.25%)
First Potomac Realty Trust (a)                                                 14,900                               433,739
                                                                                                        --------------------

Rental - Auto & Equipment (0.58%)
Aaron Rents Inc                                                                 2,425                                69,792
Dollar Thrifty Automotive Group (a)(b)                                          8,100                               369,441
Electro Rent Corp (a)(b)                                                        3,600                                60,120
Rent-A-Center Inc/TX (b)                                                       16,900                               498,719
                                                                                                        --------------------
                                                                                                                    998,072
                                                                                                        --------------------
Research & Development (0.08%)
Parexel International Corp (b)                                                  4,700                               136,159
                                                                                                        --------------------

Retail - Apparel & Shoe (2.27%)
AnnTaylor Stores Corp (b)                                                       3,900                               128,076
Brown Shoe Co Inc                                                              18,200                               868,868
Cato Corp/The                                                                   6,100                               139,751
Retail - Apparel & Shoe
Charlotte Russe Holding Inc (b)                                                 3,700                               113,775
Charming Shoppes Inc (a)(b)                                                    55,900                               756,327
Christopher & Banks Corp (a)                                                    9,000                               167,940
Dress Barn Inc (a)(b)                                                           5,800                               135,314
Genesco Inc (a)(b)                                                              6,700                               249,910
Kenneth Cole Productions Inc (a)                                                4,600                               110,354
Payless Shoesource Inc (a)(b)                                                   9,600                               315,072
Shoe Carnival Inc (a)(b)                                                        2,600                                82,160
Stage Stores Inc (a)                                                           12,050                               366,199
Talbots Inc (a)                                                                 5,500                               132,550
Tween Brands Inc (a)(b)                                                         8,600                               343,398
                                                                                                        --------------------
                                                                                                                  3,909,694
                                                                                                        --------------------
Retail - Auto Parts (0.12%)
CSK Auto Corp (a)(b)                                                           12,400                               212,660
                                                                                                        --------------------

Retail - Automobile (1.02%)
Asbury Automotive Group Inc                                                    23,800                               560,728
Group 1 Automotive Inc (a)                                                     11,800                               610,296
Lithia Motors Inc (a)                                                          11,200                               322,112
Sonic Automotive Inc (a)                                                        9,100                               264,264
                                                                                                        --------------------
                                                                                                                  1,757,400
                                                                                                        --------------------
Retail - Computer Equipment (0.21%)
Insight Enterprises Inc (b)                                                    10,100                               190,587
Systemax Inc (a)(b)                                                             9,700                               169,265
                                                                                                        --------------------
                                                                                                                    359,852
                                                                                                        --------------------
Retail - Convenience Store (0.35%)
Casey's General Stores Inc                                                      9,300                               219,015
Pantry Inc/The (b)                                                              8,000                               374,720
                                                                                                        --------------------
                                                                                                                    593,735
                                                                                                        --------------------
Retail - Discount (0.28%)
Big Lots Inc (a)(b)                                                            21,300                               488,196
                                                                                                        --------------------

Retail - Drug Store (0.06%)
Longs Drug Stores Corp                                                          2,500                               105,950
                                                                                                        --------------------

Retail - Hypermarkets (0.10%)
Smart & Final Inc (b)                                                           9,100                               171,990
                                                                                                        --------------------

Retail - Jewelry (0.14%)
Movado Group Inc (a)                                                            8,000                               232,000
                                                                                                        --------------------

Retail - Pawn Shops (0.54%)
Cash America International Inc                                                 19,900                               933,310
                                                                                                        --------------------

Retail - Regional Department Store (0.20%)
Bon-Ton Stores Inc/The                                                          4,800                               166,320
Retail Ventures Inc (a)(b)                                                      9,500                               180,880
                                                                                                        --------------------
                                                                                                                    347,200
                                                                                                        --------------------
Retail - Restaurants (1.12%)
Bob Evans Farms Inc                                                               100                                 3,422
Domino's Pizza Inc                                                             18,600                               520,800
Jack in the Box Inc (b)                                                        14,800                               903,392
McCormick & Schmick's Seafood Restaurant (a)(b)                                 3,500                                84,140
Morton's Restaurant Group Inc (b)                                               4,700                                78,255
O'Charleys Inc (b)                                                              5,700                               121,296

Retail - Restaurants
Papa John's International Inc (a)(b)                                            7,500                               217,575
                                                                                                        --------------------
                                                                                                                  1,928,880
                                                                                                        --------------------
Retail - Toy Store (0.05%)
Build-A-Bear Workshop Inc (a)(b)                                                3,000                                84,060
                                                                                                        --------------------

Retail - Video Rental (0.05%)
Blockbuster Inc (a)(b)                                                         15,900                                84,111
                                                                                                        --------------------

Retirement & Aged Care (0.05%)
Five Star Quality Care Inc (a)(b)                                               7,400                                82,510
                                                                                                        --------------------

Rubber & Plastic Products (0.16%)
Myers Industries Inc                                                           17,200                               269,352
                                                                                                        --------------------

Savings & Loans - Thrifts (2.24%)
Bankunited Financial Corp (a)                                                  15,800                               441,768
Berkshire Hills Bancorp Inc (a)                                                   400                                13,384
Dime Community Bancshares                                                       8,925                               125,039
Downey Financial Corp (a)                                                       5,200                               377,416
First Financial Holdings Inc (a)                                                2,500                                97,950
First Niagara Financial Group Inc (a)                                          45,246                               672,356
First Place Financial Corp/OH (a)                                               5,500                               129,195
FirstFed Financial Corp (a)(b)                                                  6,100                               408,517
Flagstar Bancorp Inc (a)                                                        9,400                               139,496
KNBT Bancorp Inc                                                                4,700                                78,631
MAF Bancorp Inc                                                                 8,118                               362,793
NewAlliance Bancshares Inc (a)                                                  8,000                               131,200
Partners Trust Financial Group Inc (a)                                         16,500                               192,060
TierOne Corp (a)                                                                9,000                               284,490
United Community Financial Corp/OH                                             11,700                               143,208
WSFS Financial Corp                                                             3,700                               247,641
                                                                                                        --------------------
                                                                                                                  3,845,144
                                                                                                        --------------------
Seismic Data Collection (0.33%)
Veritas DGC Inc (a)(b)                                                          6,600                               565,158
                                                                                                        --------------------

Semiconductor Component - Integrated Circuits (0.35%)
Cirrus Logic Inc (b)                                                           12,300                                84,624
Emulex Corp (b)                                                                11,500                               224,365
Exar Corp (b)                                                                   5,700                                74,100
Genesis Microchip Inc (b)                                                       3,200                                32,448
Pericom Semiconductor Corp (a)(b)                                               2,900                                33,263
Standard Microsystems Corp (b)                                                  5,500                               153,890
                                                                                                        --------------------
                                                                                                                    602,690
                                                                                                        --------------------
Semiconductor Equipment (1.01%)
Asyst Technologies Inc (a)(b)                                                  20,300                               148,393
Axcelis Technologies Inc (b)                                                   17,600                               102,608
Brooks Automation Inc (a)(b)                                                   17,300                               249,120
Cabot Microelectronics Corp (a)(b)                                              3,700                               125,578
Cohu Inc                                                                       11,600                               233,856
Credence Systems Corp (a)(b)                                                   10,900                                56,680
Entegris Inc (a)(b)                                                            20,739                               224,396
Kulicke & Soffa Industries Inc (a)(b)                                           9,100                                76,440
LTX Corp (a)(b)                                                                24,600                               137,760
Mattson Technology Inc (a)(b)                                                   4,600                                42,872
MKS Instruments Inc (a)(b)                                                      9,700                               219,026

Semiconductor Equipment
Photronics Inc (a)(b)                                                           7,200                               117,648
                                                                                                        --------------------
                                                                                                                  1,734,377
                                                                                                        --------------------
Software Tools (0.08%)
Altiris Inc (a)(b)                                                              5,300                               134,514
                                                                                                        --------------------

Steel - Producers (0.75%)
Chaparral Steel Co                                                             12,800                               566,656
Reliance Steel & Aluminum Co (a)                                                2,900                               114,202
Ryerson Inc                                                                     8,000                               200,720
Schnitzer Steel Industries Inc (a)                                              3,150                               125,055
Steel Dynamics Inc                                                              7,200                               233,640
Steel Technologies Inc                                                          3,100                                54,405
                                                                                                        --------------------
                                                                                                                  1,294,678
                                                                                                        --------------------
Steel - Specialty (0.12%)
Oregon Steel Mills Inc (b)                                                      3,400                               212,194
                                                                                                        --------------------

Steel Pipe & Tube (0.35%)
Valmont Industries Inc                                                         10,800                               599,292
                                                                                                        --------------------

Telecommunication Equipment (0.43%)
Adtran Inc (a)                                                                  3,500                                79,450
Andrew Corp (a)(b)                                                              9,200                                94,116
Arris Group Inc (a)(b)                                                          7,200                                90,072
CommScope Inc (a)(b)                                                            9,800                               298,704
Ditech Networks Inc (b)                                                         6,100                                42,212
North Pittsburgh Systems Inc                                                      800                                19,312
Utstarcom Inc (a)(b)                                                            8,200                                71,750
Westell Technologies Inc (b)                                                   20,400                                51,000
                                                                                                        --------------------
                                                                                                                    746,616
                                                                                                        --------------------
Telecommunication Equipment - Fiber Optics (0.11%)
C-COR Inc (a)(b)                                                                4,100                                45,674
Finisar Corp (a)(b)                                                            12,200                                39,406
MRV Communications Inc (a)(b)                                                   7,000                                24,780
Optical Communication Products Inc (a)(b)                                      12,300                                20,172
Sycamore Networks Inc (b)                                                      13,400                                50,384
                                                                                                        --------------------
                                                                                                                    180,416
                                                                                                        --------------------
Telecommunication Services (0.57%)
Commonwealth Telephone Enterprises Inc (a)                                      3,000                               125,580
Consolidated Communications Holdings Inc                                        5,700                               119,130
Lightbridge Inc (a)(b)                                                          5,900                                79,886
Mastec Inc (a)(b)                                                              10,500                               121,170
Premiere Global Services Inc (a)(b)                                            51,800                               488,992
Time Warner Telecom Inc (a)(b)                                                  2,700                                53,811
                                                                                                        --------------------
                                                                                                                    988,569
                                                                                                        --------------------
Telephone - Integrated (1.44%)
Broadwing Corp (a)(b)                                                          13,930                               217,587
Cincinnati Bell Inc (b)                                                       186,000                               850,020
CT Communications Inc (a)                                                      17,700                               405,684
General Communication Inc (b)                                                  10,800                               169,884
SureWest Communications (a)                                                     2,700                                74,358
Windstream Corp                                                                53,900                               766,458
                                                                                                        --------------------
                                                                                                                  2,483,991
                                                                                                        --------------------
Television (0.03%)
Lin TV Corp (b)                                                                 2,200                                21,890
Sinclair Broadcast Group Inc                                                    3,500                                36,750
                                                                                                        --------------------
                                                                                                                     58,640
                                                                                                        --------------------
Textile - Apparel (0.05%)
Perry Ellis International Inc (b)                                               2,100                                86,100
                                                                                                        --------------------

Theaters (0.00%)
Carmike Cinemas Inc                                                               200                                 4,078
                                                                                                        --------------------

Therapeutics (0.25%)
Atherogenics Inc (a)(b)                                                         3,889                                38,540
AVANIR Pharmaceuticals (a)(b)                                                  15,700                                36,267
Cypress Bioscience Inc (a)(b)                                                  16,000                               124,000
Progenics Pharmaceuticals Inc (b)                                               4,700                               120,978
United Therapeutics Corp (a)(b)                                                 2,100                               114,177
                                                                                                        --------------------
                                                                                                                    433,962
                                                                                                        --------------------
Tobacco (0.25%)
Alliance One International Inc (b)                                             27,200                               192,032
Universal Corp/Richmond VA                                                      4,800                               235,248
                                                                                                        --------------------
                                                                                                                    427,280
                                                                                                        --------------------
Toys (0.17%)
Jakks Pacific Inc (a)(b)                                                       13,600                               297,024
                                                                                                        --------------------

Transport - Air Freight (0.08%)
Atlas Air Worldwide Holdings Inc (a)(b)                                         3,100                               137,950
                                                                                                        --------------------

Transport - Equipment & Leasing (0.22%)
Amerco Inc (b)                                                                  2,200                               191,422
Greenbrier Cos Inc (a)                                                          6,500                               195,000
                                                                                                        --------------------
                                                                                                                    386,422
                                                                                                        --------------------
Transport - Rail (0.45%)
Genesee & Wyoming Inc (a)(b)                                                   19,825                               520,208
RailAmerica Inc (b)                                                            15,700                               252,456
                                                                                                        --------------------
                                                                                                                    772,664
                                                                                                        --------------------
Transport - Services (0.25%)
Bristow Group Inc (a)(b)                                                        3,900                               140,751
Laidlaw International Inc                                                       2,700                                82,161
Pacer International Inc                                                         5,100                               151,827
SIRVA Inc (b)                                                                  15,500                                53,940
                                                                                                        --------------------
                                                                                                                    428,679
                                                                                                        --------------------
Transport - Truck (0.16%)
Arkansas Best Corp                                                              1,400                                50,400
Marten Transport Ltd (a)(b)                                                       250                                 4,582
Old Dominion Freight Line (a)(b)                                                3,100                                74,617
Saia Inc (b)                                                                    2,750                                63,828
US Xpress Enterprises Inc (b)                                                   1,800                                29,646
Werner Enterprises Inc                                                          2,507                                43,822
                                                                                                        --------------------
                                                                                                                    266,895
                                                                                                        --------------------
Vitamins & Nutrition Products (0.48%)
NBTY Inc (b)                                                                   19,900                               827,243
                                                                                                        --------------------

Water (0.15%)
American States Water Co (a)                                                    3,000                               115,860
California Water Service Group (a)                                              3,000                               121,200
SJW Corp (a)                                                                      600                                23,256
                                                                                                        --------------------
                                                                                                                    260,316
                                                                                                        --------------------
Web Portals (0.33%)
Earthlink Inc (a)(b)                                                           21,300                               151,230

Web Portals
United Online Inc (a)                                                          31,050                               412,344
                                                                                                        --------------------
                                                                                                                    563,574
                                                                                                        --------------------
Wire & Cable Products (0.53%)
Belden CDT Inc                                                                  7,100                               277,539
Encore Wire Corp                                                                4,150                                91,341
General Cable Corp (a)(b)                                                      12,300                               537,633
                                                                                                        --------------------
                                                                                                                    906,513
                                                                                                        --------------------
Wireless Equipment (0.32%)
CalAmp Corp (b)                                                                 5,300                                44,732
EMS Technologies Inc (b)                                                        3,900                                78,117
Powerwave Technologies Inc (a)(b)                                              20,900                               134,805
RF Micro Devices Inc (a)(b)                                                    35,900                               243,761
Spectralink Corp                                                                6,100                                52,460
                                                                                                        --------------------
                                                                                                                    553,875
                                                                                                        --------------------
TOTAL COMMON STOCKS                                                                                  $          163,846,382
                                                                                                        --------------------
                                                                            Principal
                                                                             Amount                            Value
                                                                            ---------- ---------------- --------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (0.16%) U.S. Treasury (0.16%)
4.25%, 11/30/2007 (c)                                                         280,000                               278,075
                                                                                                        --------------------
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS                                                $              278,075
                                                                                                        --------------------
MONEY MARKET FUNDS (32.26%)
Money Center Banks (32.26%)
BNY Institutional Cash Reserve Fund (d)                                     55,481,000                           55,481,000
                                                                                                        --------------------
TOTAL MONEY MARKET FUNDS                                                                             $           55,481,000
                                                                                                        --------------------
Total Investments                                                                                    $          219,605,457
Liabilities in Excess of Other Assets, Net - (27.70)%                                                          (47,632,572)
                                                                                                        --------------------
TOTAL NET ASSETS - 100.00%                                                                           $          171,972,885
                                                                                                        ====================
                                                                                                        --------------------

                                                                                                        ====================

(a)  Security or a portion of the security was on loan at the end of the period.

(b)  Non-Income Producing Security

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $278,075 or 0.16% of net assets.

(d)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                                                              $           36,958,870
Unrealized Depreciation                                                                                         (6,001,867)
                                                                                                        --------------------
Net Unrealized Appreciation (Depreciation)                                                                       30,957,003
Cost for federal income tax purposes                                                                            188,648,454



                                      SCHEDULE OF FUTURES CONTRACTS
                                                                                     Current                Unrealized
                                                              Original                Market               Appreciation/
Type                                                           Value                  Value               (Depreciation)
--------------------------------------------------------- ----------------- --------------------------- --------------------
Buy:
Russell 2000; March 2007                                        $6,815,106                  $6,756,650            $(58,456)

Portfolio Summary (unaudited)
--------------------------------------------------- ---------------------------------- ---------------- --------------------
Sector                                                                                                              Percent
--------------------------------------------------- ---------------------------------- ---------------- --------------------
Financial                                                                                                            63.14%
Industrial                                                                                                           12.71%
Consumer, Cyclical                                                                                                   12.43%
Consumer, Non-cyclical                                                                                               10.99%
Communications                                                                                                        7.62%
Technology                                                                                                            7.27%
Utilities                                                                                                             5.41%
Basic Materials                                                                                                       4.43%
Energy                                                                                                                3.27%
Funds                                                                                                                 0.27%
Government                                                                                                            0.16%
Liabilities in Excess of Other Assets, Net                                                                        (-27.70%)
                                                                                                        --------------------
TOTAL NET ASSETS                                                                                                    100.00%
                                                                                                        ====================

Other Assets Summary (unaudited)
--------------------------------------------------- ---------------------------------- ---------------- --------------------
Asset Type                                                                                                          Percent
--------------------------------------------------- ---------------------------------- ---------------- --------------------
Futures                                                                                                               3.93%



                              FINANCIAL HIGHLIGHTS
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.


Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

See accompanying notes.

                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
Asset Allocation Account
Net Asset Value, Beginning of Period......................       $12.78      $12.28      $11.70        $9.82      $11.28
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.25        0.19        0.14         0.15        0.20
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.35        0.51        0.82         1.92      (1.66)
                                                           ------------
                          Total From Investment Operations         1.60        0.70        0.96         2.07      (1.46)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.10)      (0.20)      (0.38)       (0.19)           -
     Distributions from Realized Gains....................       (0.17)           -           -            -           -
                                                           ------------
                         Total Dividends and Distributions       (0.27)      (0.20)      (0.38)       (0.19)           -
Net Asset Value, End of Period............................       $14.11      $12.78      $12.28       $11.70       $9.82
Total Return(a)...........................................       12.77%       5.79%       8.49%       21.61%    (12.94)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $102,381    $100,637    $103,131      $98,006     $82,409
     Ratio of Expenses to Average Net Assets..............        0.83%       0.86%       0.84%        0.85%       0.84%
     Ratio of Net Investment Income to Average Net Assets.        1.93%       1.53%       1.19%        1.49%       1.79%
     Portfolio Turnover Rate..............................        85.8%       83.5%      127.0%       186.0%      255.3%



                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
Balanced Account
Net Asset Value, Beginning of Period......................       $14.93      $14.34      $13.31       $11.56      $13.73
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.37        0.31        0.31         0.27        0.34
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.30        0.64        1.00         1.83      (2.11)
                                                           ------------
                          Total From Investment Operations         1.67        0.95        1.31         2.10      (1.77)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.36)      (0.36)      (0.28)       (0.35)      (0.40)
                                                           ------------
                         Total Dividends and Distributions       (0.36)      (0.36)      (0.28)       (0.35)      (0.40)
Net Asset Value, End of Period............................       $16.24      $14.93      $14.34       $13.31      $11.56
Total Return(a)...........................................       11.44%       6.79%      10.05%       18.82%    (13.18)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $112,208    $116,927    $126,548     $124,735    $110,545
     Ratio of Expenses to Average Net Assets..............        0.63%       0.64%       0.63%        0.65%       0.61%
     Ratio of Gross Expenses to Average Net Assets........            -           -     0.63%(b)     0.65%(b)    0.62%(b)
     Ratio of Net Investment Income to Average Net Assets.        2.44%       2.19%       2.32%        2.23%       2.52%
     Portfolio Turnover Rate..............................       165.6%      115.3%      128.3%       114.3%       87.8%


(a)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(b)  Expense ratio without commission rebates.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
Bond Account
Net Asset Value, Beginning of Period......................       $12.04      $12.31      $12.31       $12.32      $11.84
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.58        0.50        0.51         0.52        0.51
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................       (0.04)      (0.20)        0.08         0.02        0.54
                                                           ------------
                          Total From Investment Operations         0.54        0.30        0.59         0.54        1.05
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.49)      (0.57)      (0.59)       (0.55)      (0.57)
                                                           ------------
                         Total Dividends and Distributions       (0.49)      (0.57)      (0.59)       (0.55)      (0.57)
Net Asset Value, End of Period............................       $12.09      $12.04      $12.31       $12.31      $12.32
Total Return(a)...........................................        4.65%       2.50%       4.98%        4.59%       9.26%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $414,833    $338,044    $286,684     $263,435    $232,839
     Ratio of Expenses to Average Net Assets..............        0.52%       0.47%       0.47%        0.47%       0.49%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)................        0.44%          -%          -%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.97%       4.21%       4.23%        4.32%       5.02%
     Portfolio Turnover Rate..............................       271.8%      176.2%      143.6%        82.1%       63.3%



                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
Capital Value Account
Net Asset Value, Beginning of Period......................       $34.59      $32.39      $29.23       $23.60      $27.78
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.59        0.54        0.44         0.38        0.39
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         5.74        1.66        3.17         5.63      (4.18)
                                                           ------------
                          Total From Investment Operations         6.33        2.20        3.61         6.01      (3.79)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.57)           -      (0.45)       (0.38)      (0.39)
     Distributions from Realized Gains....................       (3.01)           -           -            -           -
                                                           ------------
                         Total Dividends and Distributions       (3.58)           -      (0.45)       (0.38)      (0.39)
Net Asset Value, End of Period............................       $37.34      $34.59      $32.39       $29.23      $23.60
Total Return(a)...........................................       19.95%       6.80%      12.36%       25.49%    (13.66)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $292,503    $258,490    $265,580     $248,253    $206,541
     Ratio of Expenses to Average Net Assets..............        0.60%       0.61%       0.60%        0.61%       0.61%
     Ratio of Gross Expenses to Average Net Assets........            -          -%    0.60%(b)     0.61%(b)    0.61%(b)
     Ratio of Net Investment Income to Average Net Assets.        1.73%       1.62%       1.47%        1.47%       1.45%
     Portfolio Turnover Rate..............................        85.9%      120.9%      183.3%       125.7%      142.6%



(a)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(b) Expense ratio without commission rebates.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
Diversified International Account
Net Asset Value, Beginning of Period......................       $16.83      $13.75      $11.48        $8.78      $10.51
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.25        0.18        0.17         0.13        0.10
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         4.31        3.05        2.22         2.67      (1.78)
                                                           ------------
                          Total From Investment Operations         4.56        3.23        2.39         2.80      (1.68)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.23)      (0.15)      (0.12)       (0.10)      (0.05)
     Distributions from Realized Gains....................       (0.52)           -           -            -           -
                                                           ------------
                         Total Dividends and Distributions       (0.75)      (0.15)      (0.12)       (0.10)      (0.05)
Net Asset Value, End of Period............................       $20.64      $16.83      $13.75       $11.48       $8.78
Total Return(a)...........................................       27.96%      23.79%      21.03%       32.33%    (16.07)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $409,020    $293,647    $226,753     $167,726    $119,222
     Ratio of Expenses to Average Net Assets..............        0.91%       0.97%       0.96%        0.92%       0.92%
     Ratio of Gross Expenses to Average Net Assets........            -    0.97% (b)    0.97%(c)     0.93%(c)    0.93%(c)
     Ratio of Net Investment Income to Average Net Assets.        1.34%       1.27%       1.39%        1.33%       1.03%
     Portfolio Turnover Rate..............................       107.0%      121.2%      170.1%       111.5%       82.2%



                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
Equity Growth Account
Net Asset Value, Beginning of Period......................       $17.23      $16.02      $14.73       $11.74      $16.29
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.10           -        0.09         0.06        0.03
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.97        1.21        1.28         2.99      (4.54)
                                                           ------------
                          Total From Investment Operations         1.07        1.21        1.37         3.05      (4.51)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -           -      (0.08)       (0.06)      (0.04)
                                                           ------------
                         Total Dividends and Distributions            -           -      (0.08)       (0.06)      (0.04)
Net Asset Value, End of Period............................       $18.30      $17.23      $16.02       $14.73      $11.74
Total Return(a)...........................................        6.21%       7.55%       9.33%       25.95%    (27.72)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $270,071    $274,192    $280,700     $272,831    $219,044
     Ratio of Expenses to Average Net Assets..............        0.76%       0.77%       0.72%        0.74%       0.77%
     Ratio of Gross Expenses to Average Net Assets........            -          -%    0.77%(d)     0.77%(d)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.60%       0.00%       0.59%        0.47%       0.19%
     Portfolio Turnover Rate..............................        52.1%       51.6%      147.7%       130.9%      138.8%


(a)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(b)  Expense ratio without custodian credits.

(c)  Expense ratio without commission rebates and custodian credits.

(d) Expense ratio without commission rebates.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
Equity Income Account
Net Asset Value, Beginning of Period......................        $9.78       $9.01       $7.93        $7.26       $8.73
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.34        0.37        0.34         0.34        0.37
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.70        0.41        1.05         0.66      (1.47)
                                                           ------------
                          Total From Investment Operations         2.04        0.78        1.39         1.00      (1.10)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.25)      (0.01)      (0.31)       (0.33)      (0.37)
                                                           ------------
                         Total Dividends and Distributions       (0.25)      (0.01)      (0.31)       (0.33)      (0.37)
Net Asset Value, End of Period............................       $11.57       $9.78       $9.01        $7.93       $7.26
Total Return(a)...........................................       21.30%       8.67%      17.60%       13.83%    (12.61)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $165,417     $91,489     $44,572      $30,255     $25,079
     Ratio of Expenses to Average Net Assets..............        0.63%       0.66%       0.62%        0.61%       0.62%
     Ratio of Net Investment Income to Average Net Assets.        3.24%       3.93%       4.13%        4.54%       4.40%
     Portfolio Turnover Rate..............................       189.0%       84.7%      137.2%        22.5%       66.4%



                                                                   2006        2005     2004(b)
                                                                   ----        ----      ----
Equity Value Account
Net Asset Value, Beginning of Period......................       $11.05      $11.07      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.19        0.15        0.06
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.97        0.26        1.08
                                                           ------------
                          Total From Investment Operations         2.16        0.41        1.14
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.16)      (0.11)      (0.06)
     Distributions from Realized Gains....................       (0.16)      (0.32)      (0.01)
                                                           ------------
                         Total Dividends and Distributions       (0.32)      (0.43)      (0.07)
Net Asset Value, End of Period............................       $12.89      $11.05      $11.07
Total Return(a)...........................................       19.56%       3.78%   11.40%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $6,506      $3,722      $2,213
     Ratio of Expenses to Average Net Assets..............        1.01%       1.10%    1.10%(d)
     Ratio of Gross Expenses to Average Net Assets(e).....        1.08%       1.14%    1.30%(d)
     Ratio of Net Investment Income to Average Net Assets.        1.57%       1.36%    1.72%(d)
     Portfolio Turnover Rate..............................        11.0%       26.7%    25.4%(d)


(a)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(b)  Period from August 30, 2004, date operations  commenced,  through  December
     31, 2004.

(c)  Total return amounts have not been annualized.

(d) Computed on an annualized basis.

(e)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit ceased on April 30, 2006. The contractual expense limiT began on May 1, 2006.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
Government & High Quality Bond Account
Net Asset Value, Beginning of Period......................       $11.36      $11.64      $11.77       $12.00      $11.58
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.50        0.44        0.44         0.45        0.43
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................       (0.04)      (0.21)      (0.04)       (0.24)        0.55
                                                           ------------
                          Total From Investment Operations         0.46        0.23        0.40         0.21        0.98
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.46)      (0.51)      (0.53)       (0.44)      (0.52)
     Distributions from Realized Gains....................            -           -           -            -      (0.04)
                                                           ------------
                         Total Dividends and Distributions       (0.46)      (0.51)      (0.53)       (0.44)      (0.56)
Net Asset Value, End of Period............................       $11.36      $11.36      $11.64       $11.77      $12.00
Total Return(a)...........................................        4.23%       2.01%       3.56%        1.84%       8.80%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $305,203    $316,047    $334,034     $368,564    $342,001
     Ratio of Expenses to Average Net Assets..............        0.56%       0.46%       0.44%        0.44%       0.47%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)................        0.46%          -%          -%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.54%       3.88%       3.82%        3.83%       4.87%
     Portfolio Turnover Rate..............................       246.9%      262.1%       67.2%       110.4%       33.8%



                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
Growth Account
Net Asset Value, Beginning of Period......................       $13.29      $11.94      $10.95        $8.68      $12.24
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.09        0.03        0.07         0.03        0.02
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.23        1.40        0.95         2.26      (3.58)
                                                           ------------
                          Total From Investment Operations         1.32        1.43        1.02         2.29      (3.56)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.08)      (0.03)       (0.02)           -
                                                           ------------
                         Total Dividends and Distributions       (0.04)      (0.08)      (0.03)       (0.02)           -
Net Asset Value, End of Period............................       $14.57      $13.29      $11.94       $10.95       $8.68
Total Return(a)...........................................        9.92%      12.09%       9.38%       26.46%    (29.07)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $128,867    $124,254    $134,956     $141,107    $124,079
     Ratio of Expenses to Average Net Assets..............        0.61%       0.62%       0.60%        0.61%       0.61%
     Ratio of Gross Expenses to Average Net Assets........            -          -%    0.60%(b)     0.61%(b)    0.61%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.63%       0.26%       0.67%        0.35%       0.18%
     Portfolio Turnover Rate..............................        99.3%       78.3%      122.4%        40.8%       27.3%


(a)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(b)  Expense ratio without commission rebates.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
International Emerging Markets Account
Net Asset Value, Beginning of Period......................       $16.02      $14.78      $12.86        $8.24       $8.93
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.19        0.22        0.12         0.11        0.02
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         5.80        4.46        3.04         4.60      (0.70)
                                                           ------------
                          Total From Investment Operations         5.99        4.68        3.16         4.71      (0.68)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.17)      (0.10)       (0.08)           -
     Distributions from Realized Gains....................       (0.59)      (3.27)      (1.14)            -           -
     Tax Return of Capital Distributions(a)...............            -           -           -       (0.01)      (0.01)
                                                           ------------
                         Total Dividends and Distributions       (0.59)      (3.44)      (1.24)       (0.09)      (0.01)
Net Asset Value, End of Period............................       $21.42      $16.02      $14.78       $12.86       $8.24
Total Return(b)...........................................       38.32%      34.29%      24.89%       57.20%     (7.63)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $121,211     $71,639     $43,502      $23,972     $10,835
     Ratio of Expenses to Average Net Assets..............        1.44%       1.60%       1.53%        1.71%       1.60%
     Ratio of Gross Expenses to Average Net Assets(c).....            -     1.60%(d)    1.55%(e)     1.84%(e)    2.26%(e)
     Ratio of Net Investment Income to Average Net Assets.        1.04%       1.45%       0.87%        1.16%       0.39%
     Portfolio Turnover Rate..............................       127.0%      169.6%      171.0%       112.4%      147.7%



                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
International SmallCap Account
Net Asset Value, Beginning of Period......................       $22.50      $17.72      $13.73        $9.06      $10.84
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.16        0.12        0.11         0.10        0.08
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         5.88        4.96        4.00         4.72      (1.83)
                                                           ------------
                          Total From Investment Operations         6.04        5.08        4.11         4.82      (1.75)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.13)      (0.11)      (0.12)       (0.15)      (0.03)
     Distributions from Realized Gains....................       (3.66)      (0.19)           -            -           -
                                                           ------------
                         Total Dividends and Distributions       (3.79)      (0.30)      (0.12)       (0.15)      (0.03)
Net Asset Value, End of Period............................       $24.75      $22.50      $17.72       $13.73       $9.06
Total Return(b)...........................................       30.38%      29.12%      30.20%       54.15%    (16.20)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $183,123    $143,454     $99,833      $66,242     $38,912
     Ratio of Expenses to Average Net Assets..............        1.27%       1.33%       1.30%        1.33%       1.31%
     Ratio of Gross Expenses to Average Net Assets........            -    1.33%(d)    1.31%(e)     1.33%(e)    1.32%(e)
     Ratio of Net Investment Income to Average Net Assets.        0.71%       0.63%       0.75%        1.00%       0.77%
     Portfolio Turnover Rate..............................       143.3%      132.3%      140.6%       128.9%       73.6%


(a)  See "Dividends and  Distributions  to  Shareholders"  in Notes to Financial
     Statements.

(b)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c) Expense ratio without the Manager's voluntary expense limit. The expense limit was increased on May 1, 2002, and May 1, 2003, and ceased on May 1, 2004.

(d) Expense ratio without custodian credits.

(e)  Expense ratio without commission rebates and custodian credits.





                                                                   2006        2005        2004        2003      2002(a)
                                                                   ----        ----        ----        ----      ----
LargeCap Blend Account
Net Asset Value, Beginning of Period......................       $11.19      $10.73      $10.37       $8.43       $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.13        0.10        0.13        0.10         0.02
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.56        0.40        0.92        1.90       (1.57)
                                                           ------------
                          Total From Investment Operations         1.69        0.50        1.05        2.00       (1.55)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.08)           -      (0.11)      (0.06)       (0.02)
     Distributions from Realized Gains....................       (0.34)      (0.04)      (0.58)           -            -
                                                           ------------
                         Total Dividends and Distributions       (0.42)      (0.04)      (0.69)      (0.06)       (0.02)
Net Asset Value, End of Period............................       $12.46      $11.19      $10.73      $10.37        $8.43
Total Return(b)...........................................       15.72%       4.74%      10.36%      23.76%  (15.47)%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $202,369    $135,072     $90,751     $54,632      $13,927
     Ratio of Expenses to Average Net Assets..............        0.76%       0.78%       0.76%       0.80%     1.00%(d)
     Ratio of Gross Expenses to Average Net Assets(e).....            -           -    0.78%(f)    0.83%(f) 1.10%(d),(f)
     Ratio of Net Investment Income to Average Net Assets.        1.09%       0.96%       1.23%       1.08%     0.86%(d)
     Portfolio Turnover Rate..............................        50.7%       44.1%       75.6%       56.2%     49.1%(d)



                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LargeCap Growth Equity Account
Net Asset Value, Beginning of Period......................        $4.76       $4.60       $4.47        $3.63       $5.44
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.01        0.01        0.01            -      (0.02)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.12        0.16        0.13         0.84      (1.79)
                                                           ------------
                          Total From Investment Operations         0.13        0.17        0.14         0.84      (1.81)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.01)      (0.01)            -           -
                                                           ------------
                         Total Dividends and Distributions            -      (0.01)      (0.01)            -           -
Net Asset Value, End of Period............................        $4.89       $4.76       $4.60        $4.47       $3.63
Total Return(b)...........................................        2.73%       3.63%       3.16%       23.14%    (33.27)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $39,606     $36,912     $31,179      $24,677      $5,572
     Ratio of Expenses to Average Net Assets..............        1.06%       1.09%       1.04%        1.16%       1.05%
     Ratio of Gross Expenses to Average Net Assets(g).....            -           -    1.05%(f)     1.19%(f)    1.09%(f)
     Ratio of Net Investment Income to Average Net Assets.        0.28%       0.18%       0.28%      (0.13)%     (0.49)%
     Portfolio Turnover Rate..............................       200.4%       91.2%      141.8%        51.1%      183.8%


(a)  Period from May 1, 2002, date operations  commenced,  through  December 31,
     2002.

(b)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.

(e) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.

(f)  Expense ratio without commission rebates.

(g) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2002.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LargeCap Stock Index Account
Net Asset Value, Beginning of Period......................        $9.16       $8.77       $8.06        $6.35       $8.29
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.16        0.13        0.14         0.10        0.08
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.25        0.26        0.70         1.70      (1.94)
                                                           ------------
                          Total From Investment Operations         1.41        0.39        0.84         1.80      (1.86)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.13)           -      (0.13)       (0.09)      (0.08)
                                                           ------------
                         Total Dividends and Distributions       (0.13)           -      (0.13)       (0.09)      (0.08)
Net Asset Value, End of Period............................       $10.44       $9.16       $8.77        $8.06       $6.35
Total Return(a)...........................................       15.57%       4.47%      10.39%       28.32%    (22.44)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $221,327    $179,143    $158,237     $118,638     $72,949
     Ratio of Expenses to Average Net Assets..............        0.26%       0.38%       0.37%        0.39%       0.39%
     Ratio of Gross Expenses to Average Net Assets(b).....            -       0.38%       0.37%        0.39%       0.39%
     Ratio of Net Investment Income to Average Net Assets.        1.68%       1.52%       1.64%        1.42%       1.22%
     Portfolio Turnover Rate..............................        12.5%       13.1%       20.5%        15.7%       15.1%



                                                                  2006         2005        2004        2003     2002(c)
                                                                  ----         ----        ----        ----       ---
LargeCap Value Account
Net Asset Value, Beginning of Period......................      $12.45       $11.88      $10.80       $8.52       $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............        0.23         0.18        0.19        0.16         0.06
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................        2.38         0.46        1.22        2.23       (1.48)
                                                           -----------
                          Total From Investment Operations        2.61         0.64        1.41        2.39       (1.42)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................      (0.15)            -      (0.16)      (0.11)       (0.06)
     Distributions from Realized Gains....................      (0.26)       (0.07)      (0.17)           -            -
                                                           -----------
                         Total Dividends and Distributions      (0.41)       (0.07)      (0.33)      (0.11)       (0.06)
Net Asset Value, End of Period............................      $14.65       $12.45      $11.88      $10.80        $8.52
Total Return(a)...........................................      21.55%        5.44%      13.09%      28.05% (14.24)%( d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............    $200,745     $122,221     $80,721     $47,221      $13,186
     Ratio of Expenses to Average Net Assets..............       0.76%        0.77%       0.75%       0.74%     0.96%(e)
     Ratio of Gross Expenses to Average Net Assets(f).....           -           -%    0.76%(g)    0.79%(g) 1.00%(e),(g)
     Ratio of Net Investment Income to Average Net Assets.       1.77%        1.52%       1.65%       1.77%     1.79%(e)
     Portfolio Turnover Rate..............................       21.5%        19.7%       23.2%       17.1%      5.9%(e)


(a)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.


(b) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on April 29, 2005.

(c)  Period from May 1, 2002, date operations  commenced,  through  December 31,
     2002.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.

(g)  Expense ratio without commission rebates.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MidCap Account
Net Asset Value, Beginning of Period......................       $42.54      $39.63      $37.56       $28.54      $32.09
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.27        0.45        0.39         0.35        0.30
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         5.11        3.12        6.05         9.01      (3.08)
                                                           ------------
                          Total From Investment Operations         5.38        3.57        6.44         9.36      (2.78)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.46)           -      (0.39)       (0.34)      (0.30)
     Distributions from Realized Gains....................       (5.20)      (0.66)      (3.98)            -      (0.47)
                                                           ------------
                         Total Dividends and Distributions       (5.66)      (0.66)      (4.37)       (0.34)      (0.77)
Net Asset Value, End of Period............................       $42.26      $42.54      $39.63       $37.56      $28.54
Total Return(a)...........................................       14.23%       9.21%      17.76%       32.81%     (8.75)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $457,649    $420,812    $395,304     $334,204    $248,986
     Ratio of Expenses to Average Net Assets..............        0.57%       0.58%       0.59%        0.61%       0.62%
     Ratio of Gross Expenses to Average Net Assets........            -          -%    0.59%(b)     0.61%(b)    0.62%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.68%       1.13%       1.02%        1.09%       0.98%
     Portfolio Turnover Rate..............................        40.8%       49.9%       38.9%        44.9%       67.9%



                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MidCap Growth Account
Net Asset Value, Beginning of Period......................       $11.19       $9.84       $8.80        $6.26       $8.49
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.01      (0.02)      (0.03)       (0.03)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.06        1.37        1.07         2.57      (2.19)
                                                           ------------
                          Total From Investment Operations         1.07        1.35        1.04         2.54      (2.23)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.31)           -           -            -           -
                                                           ------------
                         Total Dividends and Distributions       (0.31)           -           -            -           -
Net Asset Value, End of Period............................       $11.95      $11.19       $9.84        $8.80       $6.26
Total Return(a)...........................................        9.65%      13.72%      11.82%       40.58%    (26.27)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $74,846     $68,471     $59,674      $54,288     $21,934
     Ratio of Expenses to Average Net Assets..............        0.92%       0.92%       0.86%        0.91%       0.91%
     Ratio of Gross Expenses to Average Net Assets........            -          -%    0.92%(b)     0.94%(b)    0.92%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.12%     (0.15)%     (0.30)%      (0.39)%     (0.55)%
     Portfolio Turnover Rate..............................       136.2%       97.0%       47.7%        67.5%       43.1%


(a)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(b)  Expense ratio without commission rebates.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MidCap Value Account
Net Asset Value, Beginning of Period......................       $16.57      $15.38      $14.13       $10.48      $11.68
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.12        0.05        0.02         0.01           -
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.91        1.53        3.10         3.81      (1.16)
                                                           ------------
                          Total From Investment Operations         2.03        1.58        3.12         3.82      (1.16)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)           -      (0.01)       (0.01)           -
     Distributions from Realized Gains....................       (1.79)      (0.39)      (1.86)       (0.16)      (0.04)
                                                           ------------
                         Total Dividends and Distributions       (1.83)      (0.39)      (1.87)       (0.17)      (0.04)
Net Asset Value, End of Period............................       $16.77      $16.57      $15.38       $14.13      $10.48
Total Return(a)...........................................       13.27%      10.55%      22.67%       36.49%     (9.96)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $142,116    $112,437     $78,166      $52,054     $24,766
     Ratio of Expenses to Average Net Assets..............        1.06%       1.07%       1.05%        1.05%       1.04%
     Ratio of Gross Expenses to Average Net Assets........            -           - 1.08%(   b)     1.08%(b)    1.10%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.78%       0.32%       0.11%        0.11%       0.03%
     Portfolio Turnover Rate..............................       150.6%       90.6%       59.2%        55.5%       75.3%



                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
Money Market Account
Net Asset Value, Beginning of Period......................        $1.00       $1.00       $1.00        $1.00       $1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.05        0.03        0.01         0.01        0.01
                                                           ------------
                          Total From Investment Operations         0.05        0.03        0.01         0.01        0.01
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)      (0.03)      (0.01)       (0.01)      (0.01)
                                                           ------------
                         Total Dividends and Distributions       (0.05)      (0.03)      (0.01)       (0.01)      (0.01)
Net Asset Value, End of Period............................        $1.00       $1.00       $1.00        $1.00       $1.00
Total Return(a)...........................................        4.67%       2.69%       0.92%        0.74%       1.42%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $180,210    $150,653    $140,553     $151,545    $201,455
     Ratio of Expenses to Average Net Assets..............        0.49%       0.61%       0.49%        0.49%       0.49%
     Ratio of Net Investment Income to Average Net Assets.        4.59%       2.66%       0.91%        0.74%       1.40%


(a)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(b)  Expense ratio without commission rebates.





                                                                   2006        2005     2004(a)
                                                                   ----        ----      ----
Principal LifeTime 2010 Account
Net Asset Value, Beginning of Period......................       $11.37      $10.84      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.25        0.02        0.11
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.15        0.59        0.82
                                                           ------------
                          Total From Investment Operations         1.40        0.61        0.93
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)      (0.01)      (0.09)
     Distributions from Realized Gains....................            -      (0.07)           -
                                                           ------------
                         Total Dividends and Distributions       (0.01)      (0.08)      (0.09)
Net Asset Value, End of Period............................       $12.76      $11.37      $10.84
Total Return(b)...........................................       12.30%       5.70%    9.31%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $26,936     $12,930         $11
     Ratio of Expenses to Average Net Assets(d)...........        0.16%       0.16%    0.16%(e)
     Ratio of Gross Expenses to Average Net Assets(d),(f).        0.16%       0.20%   10.02%(e)
     Ratio of Net Investment Income to Average Net Assets.        2.09%       0.22%    3.21%(e)
     Portfolio Turnover Rate..............................        31.5%        4.3%     3.0%(e)



                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
Principal LifeTime 2020 Account
Net Asset Value, Beginning of Period......................       $11.61      $10.97      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.15      (0.01)        0.13
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.61        0.75        0.93
                                                           ------------
                          Total From Investment Operations         1.76        0.74        1.06
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.02)      (0.09)
     Distributions from Realized Gains....................            -      (0.08)           -
                                                           ------------
                         Total Dividends and Distributions            -      (0.10)      (0.09)
Net Asset Value, End of Period............................       $13.37      $11.61      $10.97
Total Return(b)...........................................       15.16%       6.77%   10.62%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $98,599     $26,753         $15
     Ratio of Expenses to Average Net Assets(d)...........        0.13%       0.13%    0.13%(e)
     Ratio of Gross Expenses to Average Net Assets(d),(f).        0.14%       0.16%    8.72%(e)
     Ratio of Net Investment Income to Average Net Assets.        1.23%     (0.10)%    3.65%(e)
     Portfolio Turnover Rate..............................        13.2%        3.1%     2.6%(e)


(a)  Period from August 30, 2004, date operations  commenced,  through  December
     31, 2004.

(b)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total return amounts have not been annualized.

(d) Does not include expenses of the investment companies in which the Account invests.

(e)  Computed on an annualized basis.

(f)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit ceased on November 20, 2005. The contractual expense limit began on November 21, 2005.






                                                                   2006        2005     2004(a)
                                                                   ----        ----        ----
Principal LifeTime 2030 Account
Net Asset Value, Beginning of Period......................       $11.63      $10.97      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.12        0.01        0.30
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.60        0.73        0.76
                                                           ------------
                          Total From Investment Operations         1.72        0.74        1.06
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.02)      (0.09)
     Distributions from Realized Gains....................            -      (0.06)           -
                                                           ------------
                         Total Dividends and Distributions            -      (0.08)      (0.09)
Net Asset Value, End of Period............................       $13.35      $11.63      $10.97
Total Return(b)...........................................       14.83%       6.76%   10.60%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $15,224      $3,918        $151
     Ratio of Expenses to Average Net Assets(d)...........        0.16%       0.16%    0.16%(e)
     Ratio of Gross Expenses to Average Net Assets(d),(f).        0.21%       0.38%    2.14%(e)
     Ratio of Net Investment Income to Average Net Assets.        0.95%       0.08%    8.58%(e)
     Portfolio Turnover Rate..............................        37.8%       11.5%     4.8%(e)



                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
Principal LifeTime 2040 Account
Net Asset Value, Beginning of Period......................       $11.82      $11.09      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.11        0.01        0.19
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.67        0.79        0.99
                                                           ------------
                          Total From Investment Operations         1.78        0.80        1.18
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.02)      (0.09)
     Distributions from Realized Gains....................            -      (0.05)           -
                                                           ------------
                         Total Dividends and Distributions            -      (0.07)      (0.09)
Net Asset Value, End of Period............................       $13.60      $11.82      $11.09
Total Return(b)...........................................       15.13%       7.27%   11.78%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $7,256      $1,893        $147
     Ratio of Expenses to Average Net Assets(d)...........        0.13%       0.13%    0.14%(e)
     Ratio of Gross Expenses to Average Net Assets(d),(g).        0.32%       0.56%    1.47%(e)
     Ratio of Net Investment Income to Average Net Assets.        0.83%       0.12%    5.35%(e)
     Portfolio Turnover Rate..............................        29.8%       18.2%     9.4%(e)


(a)  Period from August 30, 2004, date operations  commenced,  through  December
     31, 2004.

(b)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total return amounts have not been annualized.

(d) Does not include expenses of the investment companies in which the Account invests.

(e)  Computed on an annualized basis.

(f)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit ceased on November 20, 2005. The contractual expense limit began on November 21, 2005.

(g)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit decreased on April 29, 2005, and ceased on November 20, 2005. The contractual expense limit began on November 21,
     2005.





                                                                   2006        2005     2004(a)
                                                                   ----        ----      ----
Principal LifeTime 2050 Account
Net Asset Value, Beginning of Period......................       $11.85      $11.09      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.08        0.01        0.11
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.75        0.82        1.06
                                                           ------------
                          Total From Investment Operations         1.83        0.83        1.17
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.02)      (0.08)
     Distributions from Realized Gains....................            -      (0.05)           -
                                                           ------------
                         Total Dividends and Distributions            -      (0.07)      (0.08)
Net Asset Value, End of Period............................       $13.68      $11.85      $11.09
Total Return(b)...........................................       15.49%       7.56% 11.74%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,210      $1,160         $88
     Ratio of Expenses to Average Net Assets(d)...........        0.12%       0.12% 0.13%(   e)
     Ratio of Gross Expenses to Average Net Assets(d),(f).        0.44%       1.11%    1.49%(e)
     Ratio of Net Investment Income to Average Net Assets.        0.63%       0.11%    3.04%(e)
     Portfolio Turnover Rate..............................        36.4%        4.2%    13.0%(e)



                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
Principal LifeTime Strategic Income Account
Net Asset Value, Beginning of Period......................       $11.05      $10.68      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.27        0.06        0.12
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.86        0.46        0.65
                                                           ------------
                          Total From Investment Operations         1.13        0.52        0.77
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.03)      (0.09)
     Distributions from Realized Gains....................       (0.01)      (0.12)           -
                                                           ------------
                         Total Dividends and Distributions       (0.03)      (0.15)      (0.09)
Net Asset Value, End of Period............................       $12.15      $11.05      $10.68
Total Return(b)...........................................       10.26%       4.96%    7.66%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $12,655      $5,463         $11
     Ratio of Expenses to Average Net Assets(d)...........        0.14%       0.14%    0.14%(e)
     Ratio of Gross Expenses to Average Net Assets(d),(g).        0.21%       0.27%   10.09%(e)
     Ratio of Net Investment Income to Average Net Assets.        2.36%       0.60%    3.30%(e)
     Portfolio Turnover Rate..............................        20.9%        8.4%     2.9%(e)


(a)  Period from August 30, 2004, date operations  commenced,  through  December
     31, 2004.

(b)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total return amounts have not been annualized.

(d) Does not include expenses of the investment companies in which the Account invests.

(e)  Computed on an annualized basis.

(f)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit decreased on April 29, 2005, and ceased on November 20, 2005. The contractual expense limit began on November 21,
     2005.

(g)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit ceased on November 20, 2005. The contractual expense limit began on November 21, 2005.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
Real Estate Securities Account
Net Asset Value, Beginning of Period......................       $20.51      $17.88      $14.90       $11.24      $10.77
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.23        0.40        0.39         0.49        0.35
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         6.84        2.39        4.66         3.87        0.48
                                                           ------------
                          Total From Investment Operations         7.07        2.79        5.05         4.36        0.83
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.39)           -      (0.35)       (0.42)      (0.35)
     Distributions from Realized Gains....................       (1.10)      (0.16)      (1.72)       (0.28)      (0.01)
                                                           ------------
                         Total Dividends and Distributions       (1.49)      (0.16)      (2.07)       (0.70)      (0.36)
Net Asset Value, End of Period............................       $26.09      $20.51      $17.88       $14.90      $11.24
Total Return(a)...........................................       36.61%      15.85%      34.53%       38.91%       7.72%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $255,955    $178,922    $146,022      $93,018     $46,358
     Ratio of Expenses to Average Net Assets..............        0.87%       0.89%       0.90%        0.91%       0.92%
     Ratio of Gross Expenses to Average Net Assets........            -           - 0.90%(   b)     0.92%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        1.01%       2.16%       2.37%        3.83%       3.99%
     Portfolio Turnover Rate..............................        35.8%       23.6%       58.8%        53.9%       54.4%



                                                                   2006        2005        2004      2003(c)
                                                                   ----        ----        ----        ----
Short-Term Bond Account
Net Asset Value, Beginning of Period......................       $10.11      $10.12       $9.99       $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.45        0.33        0.25         0.13
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................       (0.01)      (0.15)      (0.12)       (0.05)
                                                           ------------
                          Total From Investment Operations         0.44        0.18        0.13         0.08
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.27)      (0.19)           -       (0.09)
                                                           ------------
                         Total Dividends and Distributions       (0.27)      (0.19)           -       (0.09)
Net Asset Value, End of Period............................       $10.28      $10.11      $10.12        $9.99
Total Return(a)...........................................        4.44%       1.80%       1.30%     0.78%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $120,364     $83,822     $56,241      $20,552
     Ratio of Expenses to Average Net Assets..............        0.64%       0.57%       0.53%     0.57%(e)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)................        0.52%          -%          -%        -%(e)
     Ratio of Gross Expenses to Average Net Assets(f).....            -          -%          -%     0.57%(e)
     Ratio of Net Investment Income to Average Net Assets.        4.51%       3.26%       2.53%     2.15%(e)
     Portfolio Turnover Rate..............................        43.8%       74.3%       34.8%      5.0%(e)


(a)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(b)  Expense ratio without commission rebates.

(c)  Period from May 1, 2003, date operations  commenced,  through  December 31,
     2003.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SmallCap Account
Net Asset Value, Beginning of Period......................       $10.22       $9.55       $7.97        $5.83       $8.03
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.03        0.02           -         0.01        0.01
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.23        0.65        1.58         2.14      (2.20)
                                                           ------------
                          Total From Investment Operations         1.26        0.67        1.58         2.15      (2.19)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)           -           -       (0.01)      (0.01)
     Distributions from Realized Gains....................       (0.68)           -           -            -           -
                                                           ------------
                         Total Dividends and Distributions       (0.70)           -           -       (0.01)      (0.01)
Net Asset Value, End of Period............................       $10.78      $10.22       $9.55        $7.97       $5.83
Total Return(a)...........................................       12.70%       7.04%      19.82%       36.82%    (27.33)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $103,131     $94,476     $85,115      $65,285     $32,201
     Ratio of Expenses to Average Net Assets..............        0.87%       0.88%       0.86%        0.95%       0.97%
     Ratio of Gross Expenses to Average Net Assets........            -          -%    0.86%(b)     0.95%(b)    0.97%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.32%       0.17%       0.03%        0.09%       0.12%
     Portfolio Turnover Rate..............................       132.3%      125.8%      188.7%       162.9%      215.5%



                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SmallCap Growth Account
Net Asset Value, Beginning of Period......................        $9.92       $9.30       $8.36        $5.74      $10.60
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............       (0.06)      (0.07)      (0.06)       (0.04)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.95        0.69        1.00         2.66      (4.81)
                                                           ------------
                          Total From Investment Operations         0.89        0.62        0.94         2.62      (4.86)
Net Asset Value, End of Period............................       $10.81       $9.92       $9.30        $8.36       $5.74
Total Return(a)...........................................        8.97%       6.67%      11.24%       45.64%    (45.85)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $73,327     $66,656     $63,453      $55,628     $32,754
     Ratio of Expenses to Average Net Assets..............        1.02%       1.05%       0.99%        0.99%       0.95%
     Ratio of Gross Expenses to Average Net Assets........            -           -    1.01%(b)     1.02%(b)    1.06%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.62)%     (0.77)%     (0.70)%      (0.64)%     (0.68)%
     Portfolio Turnover Rate..............................        77.6%       68.2%       43.3%        54.1%      287.9%


(a)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(b)  Expense ratio without commission rebates.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SmallCap Value Account
Net Asset Value, Beginning of Period......................       $17.61      $16.83      $15.04       $10.30      $11.37
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.09        0.07        0.03         0.06        0.06
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         2.98        0.96        3.37         5.14      (1.07)
                                                           ------------
                          Total From Investment Operations         3.07        1.03        3.40         5.20      (1.01)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)      (0.01)      (0.03)       (0.05)      (0.06)
     Distributions from Realized Gains....................       (1.96)      (0.24)      (1.58)       (0.41)           -
                                                           ------------
                         Total Dividends and Distributions       (2.02)      (0.25)      (1.61)       (0.46)      (0.06)
Net Asset Value, End of Period............................       $18.66      $17.61      $16.83       $15.04      $10.30
Total Return(a)...........................................       18.64%       6.22%      23.08%       50.61%     (8.86)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $171,973    $132,035    $107,206      $82,135     $44,217
     Ratio of Expenses to Average Net Assets..............        1.11%       1.13%       1.12%        1.16%       1.28%
     Ratio of Gross Expenses to Average Net Assets........            -          -%    1.13%(b)     1.18%(b)    1.29%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.49%       0.38%       0.21%        0.50%       0.68%
     Portfolio Turnover Rate..............................        49.0%       45.3%       38.0%        54.0%       77.4%


(a)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(b)  Expense ratio without commission rebates.






                                       302


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

----------------------------------------------------------------------------

The Board of Directors and Shareholders
Principal Variable Contracts Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Variable Contracts Fund, Inc. (the
Fund) (comprising respectively, Asset Allocation, Balanced, Bond, Capital Value, Diversified International, Equity Growth, Equity Income, Equity Value, Government & High Quality Bond, Growth, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, Short-Term Bond, SmallCap, SmallCap Growth, and SmallCap Value Accounts), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the accounts constituting the Principal Variable Contracts Fund, Inc. at December 31, 2006, the results of their operations, the changes in their net assets for the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                /s/ Ernst & Young, LLP


Des Moines, Iowa
February 15, 2007

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with the Principal Investors Fund, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be " interested persons" as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be "interested persons" as defined in the 1940 Act


                                                                                            Number of
                                                                                        Portfolios in Fund             Other
     Name, Position Held with the Fund,               Principal Occupation(s)          Complex Overseen by         Directorships
         Address, and Year of Birth                     During past 5 years                  Director            Held by Director*
         --------------------------                     -------------------                  --------            -----------------
  Elizabeth Ballantine                          Principal, EBA Associates since 1998.          108             The McClatchy Company
  Director since 2004
  Member, Audit and Nominating Committee
  1113 Basil Road, McClean, Virginia
  1948

  Kristianne Blake                              President, Kristianne Gates Blake,             108              Avista Corporation;
  Director since 2006                           P.S.                                                            Russell Investment
  Member, Audit and Nominating Committee                                                                         Company; Russell
  1201 Third Avenue, 8th Floor                                                                                   Investment Funds
  Seattle, Washington
  1954

  Richard W. Gilbert                            President, Gilbert Communications,             108                 Calamos Asset
  Director since 1985                           Inc. since 1993.                                                 Management, Inc.
  Member, Audit and Nominating Committee
  5040 Arbor Lane, #302, Northfield,
  Illinois.
  1940

  Mark A. Grimmett                              Executive Vice President and CFO,              108                     None
  Director since 2004                           Merle Norman Cosmetics, Inc. since
  Member, Audit and Nominating Committee        2000.
  6310 Deerfield Avenue, San Gabriel,
  California
  1960

  Fritz S. Hirsch                               President and CEO, Sassy, Inc. since           108                     None
  Director since 2005                           1986.
  Member, Audit and Nominating Committee
  Suite 203, 2101 Waukegan Road
  Bannockburn, Illinois
  1951

  William C. Kimball                            Former Chairman and CEO, Medicap               108           Casey's General Stores,
  Director since 1999                           Pharmacies, Inc.                                                       Inc.
  Member, Audit and Nominating Committee
  3094 104th, Urbandale, Iowa
  1947

  Barbara A. Lukavsky                           President and CEO, Barbican                    108                     None
  Director since 1987                           Enterprises, Inc. since 1997.
  Member, Audit and Nominating Committee
  Member, Executive Committee
  100 Market Street, #314, Des Moines, Iowa
  1940

                                                                                            Number of
                                                                                        Portfolios in Fund             Other
     Name, Position Held with the Fund,               Principal Occupation(s)          Complex Overseen by         Directorships
         Address, and Year of Birth                     During past 5 years                  Director            Held by Director*
         --------------------------                     -------------------                  --------            -----------------
  Daniel Pavelich                               Retired. Formerly, Chairman and CEO            108           Catalytic Inc.; Vaagen
  Director since 2006                           of BDO Seidman.                                                 Bros. Lumber, Inc.
  Member, Audit and Nominating Committee
  1201 Third Avenue, 8th Floor
  Seattle, Washington
  1944

  Richard Yancey                                Retired. Formerly, Managing Director           108          AdMedia Partners, Inc.;
  Director since 2006                           of Dillon Read & Co.                                            Czech and Slovak
  Member, Audit and Nominating Committee                                                                   American Enterprise Fund
  42 Monroe Place, Brooklyn, New York
  1926

    *Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

    The following directors are considered to be "interested persons" as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

  Ralph C. Eucher                               Director and President, Principal              108                      None
  Director and President since 1999             Management Corporation, since 1999.
  Member, Executive Committee                   Director, Principal Funds
  711 High Street, Des Moines, IA  50392        Distributor, Inc. since 2007.
  1952                                          Director, Princor since 1999.
                       President Princor 1999-2005. Senior
                                                Vice President, Principal Life,
                                                since 2002. Prior thereto, Vice
                                                President.

  William G. Papesh                             President and Director of Edge Asset           108                      None
  Director                                      Management, Inc. since 2007;
  1201 Third Avenue, 8th Floor                  President and CEO of WM Group of
  Seattle, Washington                           Funds 1987-2006.
  1943

  Larry D. Zimpleman                            Chairman and Director, Principal               108                      None
  Director and Chairman of the Board since      Management Corporation and Princor
  2001                                          since 2001. President and Chief
  Member, Executive Committee                   Operating Officer, Principal Life
  711 High Street, Des Moines, IA  50392        since 2006. President, Retirement
  1951                                          and Investor Services, Principal
                                                Financial Group, Inc. 2003-2006.
                      Executive Vice President, 2001-2003,
                                                and prior thereto, Senior Vice
                                                President, Principal Life.







    The following table presents officers of the Funds.

       Name, Position Held with the Fund,                           Principal Occupation(s)
           Address, and Year of Birth                                 During past 5 years
           --------------------------                                 -------------------
  Craig L. Bassett                                  Vice President and Treasurer, Principal Life.
  Treasurer
  711 High Street, Des Moines, IA  50392
  1952

  Michael J. Beer                                   Executive Vice President and Chief Operating Officer,
  Executive Vice President, Principal               Principal Management Corporation. Executive Vice
  Accounting Officer                                President, Principal Funds Distributor, Inc., since
  711 High Street, Des Moines, IA  50392            2007. President, Princor, since 2005.
  1961

  Randy L. Bergstrom                                Counsel, Principal Life.
  Assistant Tax Counsel
  711 High Street, Des Moines, IA  50392
  1955

  David J. Brown                                    Vice President, Product & Distribution Compliance,
  Chief Compliance Officer                          Principal Life. Senior Vice President, Principal
  711 High Street, Des Moines, IA  50392            Management Corporation since 2004. Senior Vice
  1960                                              President, Principal Funds Distributor, Inc., since
                                                    2007. Second Vice President,
                                                    Princor, since 2003, and
                                                    prior thereto, Vice
                                                    President, Principal
                                                    Management Corporation and
                                                    Princor.

  Jill R. Brown                                     Second Vice President, Principal Financial Group and
  Vice President, Chief Financial Officer           Senior Vice President, Principal Management Corporation
  711 High Street, Des Moines, IA  50392            and Princor, since 2006. Chief Financial Officer,
  1967                                              Princor since 2003. Vice President, Princor 2003-2006.
                                                    Senior Vice President and Chief Financial Officer,
                                                    Principal Funds Distributor, Inc., since 2007. Prior
                                                    thereto, Assistant Financial Controller, Principal Life.

  Steve Gallaher                                    Second Vice President and Counsel, Principal Life since
  Assistant Counsel                                 2006. Self-Employed Writer in 2005. 2004 and prior
  711 High Street Des Moines, IA  50392             thereto Senior Vice President and Counsel of Principal
  1955                                              Residential Mortgage, Inc.
  Ernie H. Gillum                                   Vice President and Chief Compliance Officer, Principal
  Vice President, Assistant Secretary               Management Corporation, since 2004, and prior thereto,
  711 High Street Des Moines, IA  50392             Vice President, Compliance and Product Development,
  1955                                              Principal Management Corporation.
  Patrick A. Kirchner                               Counsel, Principal Life.
  Assistant Counsel
  711 High Street, Des Moines, IA  50392
  1960

  Carolyn F. Kolks                                  Counsel, Principal Life, since 2003 and prior thereto,
  Assistant Tax Counsel                             Attorney.
  711 High Street, Des Moines, IA  50392
  1962






       Name, Position Held with the Fund,                         Principal Occupation(s)
           Address, and Year of Birth                               During past 5 years
           --------------------------                               -------------------
  Sarah J. Pitts                                    Counsel, Principal Life.
  Assistant Counsel
  711 High Street, Des Moines, IA  50392
  1945

  Layne A. Rasmussen                                Vice President and Controller - Mutual Funds,
  Vice President and Controller                     Principal Management Corporation.
  711 High Street, Des Moines, IA  50392
  1958

  Michael D. Roughton                               Vice President and Senior Securities Counsel,
  Counsel                                           Principal Financial Group, Inc.  Senior Vice
  711 High Street, Des Moines, IA  50392            President and Counsel, Principal Management
  1951                                              Corporation, Principal Funds Distributor, Inc., and
                                                    Princor. Counsel, Principal
Global.
  James F. Sager                                    Vice President, Principal Management Corporation and
  Assistant Secretary                               Princor.
  711 High Street, Des Moines, IA  50392
  1950

  Adam U. Shaikh                                    Counsel, Principal Life, since 2006. Prior thereto,
  Assistant Counsel                                 practicing attorney.
  711 High Street, Des Moines, IA  50392
  1972

  Dan Westholm                                      Director Treasury, since 2003. Prior thereto,
  Assistant Treasurer                               Assistant Treasurer.
  711 High Street, Des Moines, IA  50392
  1966


The Audit and Nominating Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominates all candidates who are not "interested persons" of the Fund for election to the Board.
The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board. Additional information about the Fund is available in the Prospectuses dated May 1, 2006 and the Statement of Additional Information dated May 1, 2006. These documents may be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, DesMoines, IA 50306. Telephone 1-800-247-4123.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Princor Financial Services Corporation at 1-800-247-4123 or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund's Form N-Q can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. or on the Commission's website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF AND CONTINUATION OF
MANAGEMENT AND SUB-ADVISORY AGREEMENTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Fund, Inc. (PVC) approved a number of investment advisory contracts as follows: (i) approval of a subadvisory agreement with T. Rowe Price Associates, Inc. (T. Rowe) relating to the Fund's LargeCap Growth Equity Account; (ii) approval of a subadvisory agreement with Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) (Edge), relating to the eleven Accounts added to the Fund in connection with the Fund's proposed acquisition of the assets of the WM Variable Trust; (iii) an amendment to the management agreement (Management Agreement) with Principal Management Corporation (Manager) relating to the addition to the Fund of eleven Accounts in connection with the Fund's proposed acquisition of the assets of the WM Variable Trust, and (iv) annual review and renewal of the Management Agreement and the Subadvisory Agreements relating to all Accounts. In preparation for their approval process, the Independent Directors met with independent legal counsel in advance of the meeting to discuss the information provided.

New Subadvisory Agreements and Amendment to the Management Agreement. At its September 11, 2006 meeting, the board considered whether to engage T. Rowe to provide investment advisory services to the Fund's LargeCap Growth Equity Account to address the underperformance of the Account's then current subadvisor. In approving the investment advisory contract with T. Rowe, the board considered T. Rowe's experience and skill in managing portfolios of large capitalization equity securities in the growth style. The board found T. Rowe to be an experienced manager of portfolios of such securities. The board considered the fees T. Rowe proposed to charge the Account, which it found to be based on a fee schedule that was identical to the fee schedule T. Rowe employs in connection with the PVC Equity Growth Account. The board found the fees to be acceptable. In concluding that T. Rowe's anticipated profit from the arrangement would not be unreasonable, the board determined that it need not review estimated levels of profit to T. Rowe because, as the board noted, the Manager will compensate T. Rowe from its own management fees and the Manager had negotiated the agreement with T. Rowe at arms length. The board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Account and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The board also considered whether the effective subadvisory fee rate for the Account under the subadvisory agreement is reasonable in relation to the asset size of the Account. The board concluded that the fee schedule for the Account reflects an appropriate recognition of any economies of scale. In approving the subadvisory agreement, the board noted that the fee schedule T. Rowe proposed to offer the Account appeared to be identical to or less than that which T. Rowe employs with other investment companies that have an investment strategy similar to that of the Account. The board also considered other benefits to T. Rowe from the proposed arrangement and noted that T. Rowe stated that it does not engage in soft dollar transactions.

Also, at its September 11, 2006 meeting, the board considered whether to (a) amend the Fund's Management Agreement with the Manager reflecting the addition of the following eleven Accounts (Balanced Portfolio, Conservative Balanced Portfolio, Conservative Growth Portfolio, Equity Income Account I, Flexible Income Portfolio, Income Account, MidCap Stock Account, Short-Term Income Account, Strategic Growth Portfolio, Mortgage Securities Account, and West Coast Equity Account) ("New Accounts") in connection with the Fund's proposed acquisition of the assets of the WM Variable Trust; (b) engage Edge to provide investment advisory services to the eleven New Accounts.

In approving the amendment to the Management Agreement relating to the New Accounts, the board considered the experience and skills of senior management leading fund operations, the experience and skills of the Manager's personnel, the resources made available to such personnel, the Manager's ability to attract and retain high-quality personnel and the quality of the services the Manager has provided to the Fund in the past. The board also considered the Manager's program for identifying, recommending, monitoring and replacing Subadvisers. With regard to Edge, the board considered the reputation, qualifications and background of Edge, the investment approach of Edge and the experience and skills of Edge's investment personnel. Based on all relevant factors, the board concluded that the nature, quality and extent of the services the board can reasonably expect the Manager and Edge to provide to each New Account were satisfactory.

With regard to investment performance, the board noted that the Manager does not directly control investment performance, but rather engages subadvisers that manage the Accounts. The board concluded that the Manager has in place an effective process to monitor performance, encourage remedial action and make changes in subadvisers at the appropriate time.

To evaluate the performance of Edge, the board reviewed total return information for 1, 3 and 5 year periods for Class A shares of each New Account's similarly managed WM Group of Funds retail fund predecessor (Predecessor Funds). The board compared the total return information for the Predecessor Funds Class A shares to total return information for a broad based, industry category for each Predecessor Fund defined by Morningstar, Inc. (Morningstar Category). The board found that the three year performance of each Predecessor Fund Class A shares was in the third quartile or better. Based on all relevant factors, the board concluded that Edge's investment performance with regard to the New Accounts was expected to be reasonable.

The board also considered the pro forma management fees for each New Account as well as the pro forma total expense ratios for Class 1 shares of each New Account. The board received information, based on data supplied by Lipper Analytical Services, Inc. (Lipper), comparing each New Account's proposed management fees (at theoretical asset levels) and pro forma expense ratios to advisory fees and expense ratios of the mutual funds in a broad based, industry category defined by Lipper (Lipper Category).

For all New Accounts except the SAM Portfolios, the pro forma management fees were within the third quartile or better when compared to their Lipper Category, which the board considered reasonable. With regard to the SAM Portfolios, the board noted that, while the SAM Portfolio management fees were within the fourth quartile when compared to their Lipper Category as well as a customized peer group of funds of funds derived from the Lipper Category, each SAM Portfolio's expense ratio was approximately equal to the customized peer group's median expense ratio. For all New Accounts, pro forma expense ratios were within the third quartile or better when compared to their Lipper Category, which the board considered reasonable.

BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (CONTINUED)

The board also considered each New Account's management fee as compared to management fees the Manager charges for comparable mutual funds. The board found the management fees to be reasonable when compared to those the Manager charges to comparable mutual funds.

On the basis of the information provided, the board concluded that the proposed management fee schedules for each New Account were reasonable and appropriate in light of the quality of services provided by the Manager and other relevant factors.

The board also considered each New Account's subadvisory fees. The board evaluated the competitiveness of the subadvisory fees based upon data the Manager supplied, which compared the subadvisory fees to available information about funds in the Lipper Category. The board noted that, where data on the ranking of the subadvisory fees was available, the subadvisory fees of each New Account ranked among the lowest 75 percent relative to the Lipper Category. In the case of each New Account for which such data was not available, the board reviewed the management fee and total expense ratio for reasonableness.

The board reviewed the Manager's detailed analysis of its anticipated profitability, including the estimated direct and indirect costs the Manager expects to incur in providing service to each New Account under the Management Agreement as well as its profitability from other relationships between the Manager, its affiliates and each New Account. The board also reviewed data on the anticipated profitability to Edge, which was to become an affiliate of the Manager, with regard to each New Account to which Edge will provide investment advisory services. The board concluded that the profitability to the Manager from the management of each New Account and the profitability to Edge in connection with the investment advisory services each will provide to the New Accounts was not unreasonable.

The board considered the extent to which economies of scale would be realized as each New Account grows and whether the amended Management Agreement reflected these economies of scale for the benefit of each New Account through breakpoints in fees. The board also reviewed the level at which breakpoints occur and the amount of the reduction. The board also considered whether the effective management fee rate for each New Account under the Management Agreement is reasonable in relation to the asset size of each New Account. The board concluded that the fee schedule for each New Account reflects an appropriate level of sharing of any economies of scale.

The board considered the extent to which economies of scale would be realized with respect to the subadvisory services provided to each New Account and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The board also considered whether the effective subadvisory fee rate for each New Account under each subadvisory agreement is reasonable in relation to the asset size of each New Account. The board concluded that the fee schedule for each New Account reflects an appropriate recognition of any economies of scale at current asset levels and future asset levels as the New Accounts grow.

The board received and considered information regarding the character and amount of other incidental benefits the Manager and Edge may receive as a result of the services each will provide to the New Account. The board concluded that, taking into account any incidental benefits the Manager and Edge may receive, the management and subadvisory fees for each New Account were reasonable.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements. Also at its September 11, 2006 meeting, the board performed its annual review and renewal of the Management Agreement and the Subadvisory Agreements relating to all Accounts.

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires the board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of PVC, as defined in the 1940 Act (the "Independent Directors"), annually to review and consider the continuation of: (i) the Management Agreement with the Manager as it relates to each of the thirty-one series of PVC (each series is referred to as an "Account"), and (ii) the investment subadvisory agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Columbus Circle Investors; Emerald Advisors, Inc.; Essex Investment Management Company, LLC; Jacobs Levy Equity Management, Inc.;
J. P. Morgan Investment Management, Inc., Mellon Equity Associates, LLP; Morgan Stanley Investment Management Inc., d/b/a Van Kampen Asset Management; Neuberger Berman Management, Inc.; Principal Global Investors, LLC ("PGI"); Principal Real Estate Investors, LLC; T. Rowe Price Associates, Inc.; and UBS Global Asset Management (Americas) Inc. (the Subadvisers). The Management Agreement and the subadvisory agreements are collectively referred to as the "Advisory Agreements."

At a meeting held on September 11, 2006, the board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Manager and each Subadviser and the continuation of the Advisory Agreements. On September 10, 2006, the Independent Directors also met in executive session with their independent legal counsel and an independent consultant. In evaluating the Advisory Agreements, the board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Account as well as the investment performance of a broad based industry category defined by Morningstar and a market index, (ii) a comparison of each Account's management fee (at current asset levels and theoretical asset levels) and expense ratio (at current asset levels) to the advisory fee and expense ratio for the mutual funds in the Lipper Category, (iii) fee schedules applicable to the Manager's and the Subadvisers' other clients, (iv) the Manager's financial results and condition, including its profitability from services it performed for each Account, (v) an analysis of the Manager's and each Subadviser's allocation of the benefits of economies of scale (vi) the Manager's and each Subadvisers' record of compliance with applicable laws and regulations, and with each Account's investment policies and restrictions, and (vii) the nature and character of the services the Manager and each Subadviser provides to each Account.

BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (CONTINUED)

Nature, Extent and Quality of Services

With regard to the Manager, the board considered the experience and skills of senior management leading fund operations, the experience and skills of the Manager's personnel, the resources made available to such personnel and the Manager's ability to attract and retain high-quality personnel. The board also considered the Manager's program for identifying, recommending, monitoring and replacing Subadvisers as well as the resources affiliates of the Manager expended in an effort to increase Fund assets to attain economies of scale. With regard to each Subadviser, the board considered the reputation, qualifications and background of each Subadviser, the investment approach of each Subadviser, the experience and skills of each Subadviser's investment personnel and the resources made available to such personnel and each Subadviser's compliance with each Account's investment policies and compliance in general. Based on all relevant factors, the board concluded that the nature, quality and extent of the services the Manager and each Subadviser provides to each Account were sufficient to support renewal of the Advisory Agreements.

Investment Performance

The board considered the performance results for each Account over various time periods. The board also considered these results in comparison to the performance of the funds in the Morningstar Category of which each Account is a member, as well as each Account's market index. The board also considered whether each Account's performance results were consistent with the Account's investment objective and policies. For Accounts that had a shorter than one-year performance record with the Subadviser, because the Subadviser was only recently added to manage a portion of the Account's assets, the board determined that the limited performance history was not meaningful and the board relied instead on the fact that those Subadvisers had recently been selected based upon favorable composite performance information.

The board concluded that, with regard to all but one Fund, performance results were satisfactory. For one Fund that had not maintained a satisfactory level of investment performance over a three-year period (PVC LargeCap Growth Equity Account), the board determined that the Manager was taking appropriate steps to address the matter. The board also concluded that the Manager has in place an effective process to monitor performance, to encourage remedial action and to make changes in the Subadviser at the appropriate time, if necessary. The board therefore concluded that it was in the best interests of the Fund to renew the Advisory Agreements.

Investment Management and Subadvisory Fees

The board considered the management fees and total expense ratios for each Account. The board received information, based on data supplied by Lipper, comparing each Account's management fees (at current asset levels and at theoretical asset levels) and expense ratio (at current asset levels) to advisory fees and expense ratios of the mutual funds in the Lipper Category. For most accounts, management fees and expense ratios were within the third quartile or better when compared to their Lipper Category, which the board considered reasonable. For Accounts with management fees within the fourth quartile, the board concluded, that taking into account all other relevant factors, including expense ratios, the management fees were reasonable.

The board also considered each Account's management fee as compared to management fees charged by the Manager for comparable mutual funds. The board also considered each Account's management fee rate as compared to management fees charged by the Manager for comparable mutual funds.

On the basis of the information provided, the board concluded that the management fee schedules for each Account were reasonable and appropriate in light of the quality of services provided by the Manager and other relevant factors.

The board also considered each Account's subadvisory fees. The board evaluated the competitiveness of the subadvisory fees based upon data the Manager supplied, which compared the subadvisory fees to available information about funds in the Lipper Category. The board noted that, where data on the ranking of the subadvisory fees was available, the subadvisory fees of each Account ranked among the lowest 75 percent relative to the Lipper Category, with a few exceptions. In the case of each Account for which such data was not available, the board reviewed the management fee and total expense ratio for reasonableness, taking into account whether the Subadviser was charging a higher fee to the Account than to its comparable clients. In the case of the few exceptions, the board concluded that, taking into account all other relevant factors, the subadvisory fees were reasonable.

For the Subadvisers that reported fees for "Other Clients" with comparable investment policies and receiving comparable services, the board noted that most Subadvisers did not charge higher fees to the Manager than they charged to their Other Clients. For the Subadvisers that charged higher fees to the Manager than to their Other Clients, the board noted that, based on representations made by those Subadvisers, the higher fees were generally a result of fewer assets, different level of services provided, and/or a different competitive environment at the time of the initiation of the relationship, which had resulted in the lower fees charged to the Other Clients.

For each Subadviser not affiliated with the Manager ("Unaffiliated Subadvisers") (each Subadviser except PGI, Principal Real Estate Investors and Columbus Circle), the board also considered that the subadvisory fee rate was negotiated at arm's length between the Manager and each Unaffiliated Subadviser and that the Manager compensates the Unaffiliated Subadviser from its fees. For Accounts with Affiliated Subadvisers (PGI, Principal Real Estate Investors and Columbus Circle), the board noted that the Subadviser is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that, in the end, the shareholders pay only the management fee.

Based upon all of the above, the board determined that the subadvisory fees for each Account were reasonable.

BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (CONTINUED)

Profitability

The board reviewed the Manager's detailed analysis of its profitability, including the estimated direct and indirect costs the Manager incurs in providing service with regard to each Account under the Management Agreement as well as its profitability from other relationships between the Manager, its affiliates and each Account. The board also reviewed data on the profitability to each Affiliated Subadviser with regard to each Account to which an Affiliated Subadvisor provides investment advisory services. The board concluded that the profitability to the Manager from the management of each Account and the profitability to each Affiliated Subadviser in connection with the investment advisory services each provides to the Accounts was not unreasonable.

In concluding that each Unaffiliated Subadviser's anticipated profit would not be unreasonable, the board determined that it need not review estimated levels of profit to each Unaffiliated Subadviser because, as the board noted, the Manager will compensate each Unaffiliated Subadviser from its own management fees and the Manager had negotiated the subadvisory agreement with each Unaffiliated Subadviser at arms length.

Economies of Scale

The board considered the extent to which economies of scale would be realized as each Account grows and whether the Management Agreement reflects these economies of scale for the benefit of each Account through breakpoints in fees. The board also reviewed the level at which breakpoints occur and the amount of the reduction. The board also considered whether the effective management fee rate for each Account under the Management Agreement is reasonable in relation to the asset size of each Account. The board concluded that the fee schedule for each Account reflects an appropriate level of sharing of any economies of scale at current asset levels and future asset levels as the Accounts grow.

The board noted that the management fees for the Index Account and the LifeTime Accounts do not include breakpoints. Although their management fee schedules do not contain breakpoints, the board noted that the LargeCap Stock Index Account has a relatively low basis-point fee for initial assets and the board concluded that the LargeCap Stock Index Account does not generate sufficient economies of scale at its current asset size to justify a breakpoint at this time. For the LifeTime Accounts, the board noted that the underlying funds in which these funds-of-funds invest contain breakpoints that pass through economies of scale to the shareholders.

The board considered the extent to which economies of scale would be realized as each Account grows and whether the subadvisory services reflect these economies of scale for the benefit of each Account through breakpoints in fees. The board also considered whether the effective subadvisory fee rate for each Account under each Subadvisory Agreement is reasonable in relation to the asset size of each Account. The board concluded that the fee schedule for each Account reflects an appropriate recognition of any economies of scale.

Other Benefits to the Manager

The board received and considered information regarding the character and amount of other incidental benefits the Manager, its affiliates and each Subadviser receive as a result of their relationship with PVC, including each Subadviser's soft dollar practices. The board concluded that, taking into account any incidental benefits the Manager and each Subadviser receive, the management and subadvisory fees for each Account were reasonable.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Account.

                           SHAREHOLDER MEETING RESULTS

                         Special Meeting of Shareholders
                     Principal Variable Contracts Fund, Inc.
                             Held December 15, 2006


1. Election of Board of Directors:
                                                             For                    Withheld
                               Ballantine                445,809,955               19,275,625
                               Blake                     445,320,435               19,765,146
                               Gilbert                   445,537,358               19,548,223
                               Grimmett                  446,138,867               18,946,714
                               Hirsch                    446,004,007               19,081,574
                               Kimball                   445,919,727               19,165,854
                               Lukvasky                  444,988,783               20,096,798
                               Pavelich                  445,454,014               19,631,567
                               Yancey                    443,557,958               21,527,623
                               Eucher                    445,963,167               19,122,414
                               Papesh                    445,619,799               19,465,782
                               Zimpleman                 445,958,222               19,127,359

2. Approval of a management fee increase for the Growth Account:

                                In Favor                   Opposed                   Abstain
                                --------                   -------                   -------
                                5,127,587                 3,017,967                  499,739

3. Approve reclassification of Real Estate Securities Account from "diversified" to "non-diversified:"

                                In Favor                   Opposed                   Abstain
                                --------                   -------                   -------
                                7,694,273                 1,367,348                  695,316


                         Special Meeting of Shareholders
         Principal Variable Contracts Fund, Inc. - Equity Income Account
                             Held December 15, 2006

1. Approval of a Plan of reorganization providing for the reorganization of the Equity Income Account into the Equity Income Account I:

                                In Favor                   Opposed                   Abstain
                                --------                   -------                   -------
                               11,686,074                  576,510                   985,831


                         Special Meeting of Shareholders
                               Principal Variable Contracts Fund, Inc. - LargeCap Growth Equity Account
                             Held December 15, 2006

1. Approval of a Plan of reorganization providing for the reorganization of the LargeCap Growth Equity Account into the Equity Growth Account:

                                In Favor                   Opposed                   Abstain
                                --------                   -------                   -------
                                7,677,428                  441,608                   437,657




ITEM 2 - CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3 - AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Mark Grimmett, a member of the Registrant's Audit and Nominating Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.
         December 31, 2005 - $244,020
         December 31, 2006 - $117,909

(b) Audit-Related Fees. Ernst & Young has not provided any audit-related services to the registrant during the last two fiscal years that are not included in response to item 4(a).

Ernst and Young billed no fees that registrant's audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant's dividend distributions that are included as deductions on the tax returns. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.
         December 31, 2005 - $53,766
         December 31, 2006 - $41,774

Ernst and Young billed no fees that registrant's audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant's audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

                         Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Funds' primary independent auditor. This policy is established by the Audit Committee of the Board of Directors of Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. (the "Funds") effective for all engagements of the primary independent auditor.

1. Prohibited Services shall not be provided by the primary independent auditor, its subsidiaries and affiliates to the Funds. For the purposes of this policy, Prohibited Services are:

o Services that are subject to audit procedure during a financial statement audit; o Services where the auditor would act on behalf of management; o Services where the auditor is an advocate to the client's position in an adversarial proceeding; o Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;

o    Financial information systems design and implementation;

o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

o    Actuarial services;

o    Internal audit functions or human resources;

o    Broker or dealer, investment advisor, or investment banking services;

o    Legal services and expert services unrelated to the audit;

o Personal tax planning services to individuals in an accounting or financial reporting oversight role with regard to the Funds including the immediate family members of such individuals;

o Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

2 (A) All services provided by the primary independent auditor, its subsidiaries and affiliates to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, by any independent auditor, shall be approved by the Audit Committee in advance in accordance with the following procedure:

     Each quarter, Management will present to the Audit Committee for pre-approval, a detailed description as to each particular service for which pre-approval is sought and a range of fees for such service. The Audit Committee may delegate pre-approval authority to one or more of its members provided a report of any services approved by such delegated member(s) shall be presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services previously approved by the Audit Committee and for new services and the range of fees for such services that arise between regularly scheduled Audit Committee meetings.

     In considering whether to pre-approve the provision of non-audit services by the primary independent auditor, the Audit Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Audit Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3. The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4. Not less than annually, the primary independent auditor shall report to the Audit Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.

5. The Audit Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

The Funds or Principal Management Corporation may not hire any former partner, principal, shareholder or professional employee ("Former Employee") of the primary independent auditor into an accounting or financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Company proposes to hire the Former Employee. An accounting or financial reporting oversight role is presumed to mean CEO, CFO, or Controller.

(End of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All work in connection with the audit of the registrant's financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.
         December 31, 2005 - $53,766
         December 31, 2006 - $41,774

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 - SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None

ITEM 11 - CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12 - EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Principal Variable Contracts Fund, Inc.
                     ---------------------------------------------------------



By           /s/ Ralph C. Eucher
             -----------------------------------------------------------------

         Ralph C. Eucher, President and CEO

Date         2/14/2007
             ---------------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Ralph C. Eucher
             -----------------------------------------------------------------

         Ralph C. Eucher, President and CEO

Date         2/14/2007
             ---------------------



By           /s/ Jill R. Brown
             -----------------------------------------------------------------

         Jill R. Brown, Vice President and Chief Financial Officer

Date         2/14/2007
             ---------------------